EXECUTION COPY

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                         POOLING AND SERVICING AGREEMENT
                          Dated as of December 1, 1997



                              LASALLE NATIONAL BANK
                                    (Trustee)



                                       and



                                SUPERIOR BANK FSB
                            (Depositor and Servicer)








                         AFC Mortgage Loan Asset Backed
                           Certificates, Series 1997-4


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
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                                                  TABLE OF CONTENTS
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
ARTICLE I

   DEFINITIONS..................................................................................................2

ARTICLE II SALE AND CONVEYANCE OF THE TRUST FUND................................................................43
           Section 2.01   Sale and Conveyance of Trust Fund; Priority and Subordination of Ownership Interests..43
           Section 2.02   Possession of Mortgage Files..........................................................43
           Section 2.03   Books and Records.....................................................................43
           Section 2.04   Delivery of Mortgage Loan Documents...................................................44
           Section 2.05   Acceptance by Trustee of the Trust Fund; Certain Substitutions; Certification by
                          Trustee...............................................................................47
           Section 2.06   [Reserved]............................................................................50
           Section 2.07   Execution of Certificates.............................................................50
           Section 2.08   Fees and Expenses of the Trustee......................................................50
           Section 2.09   Application of Principal and Interest.................................................50
           Section 2.10   Conveyance of the Subsequent Mortgage Loans...........................................50

ARTICLE III REPRESENTATIONS AND WARRANTIES......................................................................55
            Section 3.01   Representations of the Depositor.....................................................55
            Section 3.02   Individual Mortgage Loans............................................................57
            Section 3.03   Purchase and Substitution............................................................67

ARTICLE IV THE CERTIFICATES.....................................................................................70
           Section 4.01   The Certificates......................................................................70
           Section 4.02   Registration of Transfer and Exchange of Certificates.................................70
           Section 4.03   Mutilated, Destroyed, Lost or Stolen Certificates.....................................75
           Section 4.04   Persons Deemed Owners.................................................................75
           Section 4.05   Information Reports to be Filed by the Servicer.......................................75

ARTICLE V ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS....................................................77
          Section 5.01   Duties of the Servicer.................................................................77
          Section 5.02   Liquidation of Mortgage Loans..........................................................79


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
   Section 5.03   Establishment of Principal and Interest Accounts; Deposits in Principal and Interest
                  Accounts..............................................................................80
   Section 5.04   Permitted Withdrawals From the Principal and Interest Account.........................81
   Section 5.05   Payment of Property Taxes, Insurance and Other Charges................................83
   Section 5.06   Transfer of Accounts; Monthly Statements..............................................83
   Section 5.07   Maintenance of Hazard Insurance.......................................................84
   Section 5.08   Maintenance of Mortgage Impairment Insurance Policy...................................84
   Section 5.09   Fidelity Bond.........................................................................85
   Section 5.10   Title, Management and Disposition of REO Property.....................................85
   Section 5.11   Right to Repurchase Defaulted Mortgage Loans..........................................88
   Section 5.12   Collection of Certain Mortgage Loan Payments..........................................88
   Section 5.13   Access to Certain Documentation and Information Regarding the Mortgage Loans..........89
   Section 5.14   Superior Liens........................................................................89
   Section 5.15   Environmental Matters.................................................................90
   Section 5.16   Acknowledgment of Duties and Obligations..............................................90

ARTICLE VI

   PAYMENTS TO THE CERTIFICATEHOLDERS...................................................................91
   Section 6.01   Establishment of Certificate Account; Deposits in Certificate Account.................91
   Section 6.02   Permitted Withdrawals from Certificate Account........................................91
   Section 6.03   Establishment of Trustee Expense Account; Deposits in Trustee Expense Account;
                  Permitted Withdrawals from Trustee Expense Account....................................92
   Section 6.04   Payment of Monthly Premium to Certificate Insurer.....................................94
   Section 6.05   Investment of Accounts................................................................94
   Section 6.06   Priority and Subordination of Distributions...........................................95
   Section 6.07   Insufficiency of Amount Available or Net Excess Amount Available.....................104
   Section 6.08   Statements...........................................................................104
   Section 6.09   Advances by the Servicer.............................................................109
   Section 6.10   Compensating Interest................................................................110
   Section 6.11   [Reserved]...........................................................................110
   Section 6.12   Pre-Funding Account..................................................................110
   Section 6.13   Interest Coverage Account............................................................112
   Section 6.14   Reserve Account......................................................................113
   Section 6.15   [Reserved]...........................................................................115
   Section 6.16   Compliance with Withholding Requirements.............................................115

ARTICLE VII
   GENERAL SERVICING PROCEDURE.........................................................................116
   Section 7.01   Assumption Agreements................................................................116

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
   Section 7.02   Satisfaction of Mortgages and Release of Mortgage Files..............................116
   Section 7.03   Servicing Compensation...............................................................118
   Section 7.04   Annual Statement as to Compliance....................................................118
   Section 7.05   Annual Independent Public Accountants' Servicing Report and Comfort Letter...........119
   Section 7.06   Certificateholder's, Trustee's and Certificate Insurer's Right to Examine Servicer
                  Records..............................................................................119
   Section 7.07   Reports to the Trustee; Principal and Interest Account Statements....................120

ARTICLE VIII

   REPORTS TO BE PROVIDED BY SERVICER..................................................................121
   Section 8.01   Financial Statements.................................................................121

ARTICLE IX

   THE SERVICER........................................................................................122
   Section 9.01   Indemnification; Third Party Claims..................................................122
   Section 9.02   Merger or Consolidation of the Depositor and the Servicer............................123
   Section 9.03   Limitation on Liability of the Servicer and Others...................................123
   Section 9.04   Servicer Not to Resign...............................................................123
   Section 9.05   Representations of the Servicer......................................................124
   Section 9.06   Accounting Upon Resignation or Termination of Servicer...............................125

ARTICLE X

   DEFAULT.............................................................................................127
   Section 10.01  Events of Default....................................................................127
   Section 10.02  Trustee to Act; Appointment of Successor.............................................130
   Section 10.03  Waiver of Defaults...................................................................132

ARTICLE XI

   TERMINATION.........................................................................................133
   Section 11.01  Termination..........................................................................133
   Section 11.02  Additional Termination Requirements..................................................135
   Section 11.03  Depositor's Right to Depositor's Yield Absolute......................................135

ARTICLE XII

   THE TRUSTEE.........................................................................................137
   Section 12.01  Duties of Trustee....................................................................137
   Section 12.02  Certain Matters Affecting the Trustee................................................139

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
   Section 12.03  Trustee Not Liable for Certificates or Mortgage Loans................................140
   Section 12.04  Trustee May Own Certificates.........................................................141
   Section 12.05  Servicer to Pay Trustee's Fees and Expenses..........................................141
   Section 12.06  Eligibility Requirements for Trustee.................................................141
   Section 12.07  Resignation and Removal of the Trustee...............................................142
   Section 12.08  Successor Trustee....................................................................143
   Section 12.09  Merger or Consolidation of Trustee...................................................143
   Section 12.10  Appointment of Co-Trustee or Separate Trustee........................................144
   Section 12.11  Tax Returns..........................................................................145
   Section 12.12  Appointment of Custodians............................................................145
   Section 12.13  Trustee May Enforce Claims Without Possession of Certificates........................145
   Section 12.14  Suits for Enforcement................................................................145
   Section 12.15  Control of Remedies by Certificate Insurer and Certificateholders....................146

ARTICLE XIII

REMIC PROVISIONS.......................................................................................147
   Section 13.01  REMIC Administration.................................................................147
   Section 13.02  Prohibited Transactions and Activities...............................................150
   Section 13.03  Servicer and Trustee Indemnification.................................................150

ARTICLE XIV

   MISCELLANEOUS PROVISIONS............................................................................151
   Section 14.01  Acts of Certificateholders...........................................................151
   Section 14.02  Amendment............................................................................151
   Section 14.03  Recordation of Agreement.............................................................152
   Section 14.04  Duration of Agreement................................................................152
   Section 14.05  Governing Law........................................................................152
   Section 14.06  Notices..............................................................................152
   Section 14.07  Severability of Provisions...........................................................153
   Section 14.08  No Partnership.......................................................................154
   Section 14.09  Counterparts.........................................................................154
   Section 14.10  Successors and Assigns...............................................................154
   Section 14.11  Headings.............................................................................154
   Section 14.12  The Certificate Insurer..............................................................154
   Section 14.13  Paying Agent.........................................................................154
   Section 14.14  Actions of Certificateholders........................................................155
   Section 14.15  Grant of Security Interest...........................................................156

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                                      -v-



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EXHIBIT A        CONTENTS OF MORTGAGE FILE
EXHIBIT B-1      FORM OF CLASS 1A CERTIFICATE
EXHIBIT B-2      FORM OF CLASS 2A CERTIFICATE
EXHIBIT B-3      FORM OF CLASS R CERTIFICATE
EXHIBIT B-4      FORM OF REVERSE OF CERTIFICATE
EXHIBIT C        PRINCIPAL AND INTEREST ACCOUNT LETTER AGREEMENT
EXHIBIT D        RESALE CERTIFICATION
EXHIBIT E        ASSIGNMENT
EXHIBIT E(1)     WIRING INSTRUCTIONS FORM
EXHIBIT F        FORM OF TRUSTEE INITIAL CERTIFICATION
EXHIBIT F-1      FORM OF TRUSTEE INTERIM CERTIFICATION
EXHIBIT G        FORM OF TRUSTEE FINAL CERTIFICATION
EXHIBIT H-1      MORTGAGE LOAN SCHEDULE FOR SUB-POOL I
EXHIBIT H-2      MORTGAGE LOAN SCHEDULE FOR SUB-POOL II
EXHIBIT H-3      MORTGAGE LOAN SCHEDULE FOR SUB-POOL III
EXHIBIT H-4      MORTGAGE LOAN SCHEDULE FOR SUB-POOL IV
EXHIBIT I        REQUEST FOR RELEASE OF DOCUMENTS
EXHIBIT J        TRANSFER AFFIDAVIT
EXHIBIT J-1      FORM OF TRANSFER CERTIFICATE
EXHIBIT K        SPECIAL POWER OF ATTORNEY
EXHIBIT L        CUSTODIAL AGREEMENT
EXHIBIT M        FORM OF LIQUIDATION REPORT
EXHIBIT N        FORM OF DELINQUENCY REPORT
EXHIBIT O        CERTIFICATE INSURANCE POLICY
EXHIBIT P        PRINCIPAL PAYMENT TABLES
EXHIBIT Q        FORM OF SERVICER'S MONTHLY REMITTANCE REPORT TO TRUSTEE
EXHIBIT R        PROPOSED SUBSEQUENT MORTGAGE LOAN SCHEDULE
EXHIBIT S        MORTGAGE LOANS 30 OR MORE DAYS DELINQUENT
EXHIBIT T        SUBSEQUENT TRANSFER INSTRUMENT
EXHIBIT U        FORM OF ADDITION NOTICE
EXHIBIT V        OFFICER'S CERTIFICATE



                                      -vi-
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     Pooling and Servicing Agreement dated as of December 1, 1997, among LaSalle
National Bank, as trustee (the "Trustee"), Superior Bank FSB, as depositor (the
"Depositor") and servicer (the "Servicer").

                              PRELIMINARY STATEMENT

     In order to facilitate the servicing of certain Mortgage Loans by the Servicer, the Servicer and the Depositor are entering into this Agreement with the Trustee. The Depositor is transferring the Group 1 Mortgage Loans and Group
2 Mortgage Loans to the Trustee for the benefit of the Certificateholders under this Agreement, pursuant to which five classes of Certificates are being issued on the Closing Date, denominated on the face thereof as AFC Mortgage Loan Asset
Backed Certificates, Series 1997-4, Class 1A-1, Class 1A-2, Class 2A-1, Class
2A-2 and Class R, respectively.

     The Class 1A, Class 2A and the Class R Certificates represent, in the aggregate, a 100% undivided ownership interest in the Mortgage Loans and all proceeds thereof due after the Cut-off Date with respect to the Initial Mortgage
Loans and due after a Subsequent Cut-off Date with respect to the Subsequent
Mortgage Loans (other than the Depositor's Yield). The Group 1 Initial Mortgage
Loans have an aggregate outstanding principal balance of $94,503,580.44 as of the Cut-off Date, and the Group 2 Initial Mortgage Loans have an aggregate outstanding principal balance of $96,590,756.70 as of the Cut-off Date, after application of payments received by the Depositor on or before such date. The aggregate outstanding principal balance of both Groups is $191,094,337.14 as of the Cut-off Date. Group 1 consists of fixed rate mortgage loans and Group 2 consists of adjustable rate mortgage loans. The Class 1A Certificates and the Class 2A Certificates will have variable pass-through rates. As provided herein, the Class R Certificates are subordinate to the Class A Certificates. As provided herein, the Servicer will make an election that the segregated pool of assets subject to this Agreement, including the Mortgage Loans, be treated for federal income tax purposes as a "real estate mortgage investment conduit" (a
"REMIC"). The Class 1A-1, Class 1A-2, Class 2A-1 and Class 2A-2 Certificates will be "regular interests" and the Class R Certificates will be the sole Class of "residual interests" in such REMIC.

     The parties hereto agree as follows:

                           [Intentionally Left Blank]


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                                    ARTICLE I

                                   DEFINITIONS

     Whenever used in this Agreement, including the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the following meanings. This Agreement relates to the Trust Fund consisting of Group 1 and Group 2, evidenced by AFC Mortgage Loan Asset Backed Certificates,
Series 1997-4, Class 1A-1, Class 1A-2, Class 2A-1, Class 2A-2 and Class R. All calculations of interest pursuant to this Agreement, unless otherwise specified, are based on the actual number of days elapsed in the Accrual Period and a 360-day year.

     ACCOUNT: Any of the Certificate Accounts, Trustee Expense Accounts,
Interest Coverage Accounts, Reserve Accounts, Principal and Interest Accounts or
Pre-Funding Accounts established by the Trustee and held in trust by the Trustee for the Certificateholders. The Trustee's obligation to establish and maintain the Accounts is not delegable, except with respect to the Principal and Interest
Accounts.

     ACCRUAL PERIOD: With respect to the Class 1A and Class 2A Certificates and with respect to any Remittance Date other than the January 1998 Remittance Date, the period commencing on the immediately preceding Remittance Date and ending on the day immediately preceding such Remittance Date. With respect to the January
1998 Remittance Date, the period commencing on the Closing Date and ending on the day immediately preceding the January 1998 Remittance Date.

     ADDITION NOTICE: With respect to the transfer of Subsequent Mortgage Loans to the Trust Fund pursuant to Section 2.10 of this Agreement, a notice, substantially in the form of Exhibit U, which shall be given not later than two
Business Days prior to the related Subsequent Transfer Date, of the Depositor's designation of Subsequent Mortgage Loans to be sold to the Trust Fund and the aggregate principal balance of such Subsequent Mortgage Loans.

     ADDITIONAL PRINCIPAL: With respect to the Class 1A or Class 2A Certificates and any Remittance Date, an amount equal to the lesser of (i) the amount necessary to reduce the related Class 1A or Class 2A Principal Balance so that the Overcollateralization Amount for the related Sub-Pool equals the related
Required Overcollateralization Amount for such Sub-Pool and (ii) the sum of (1) the product of the related Class Percentage and the sum of (a) the Remaining Net
Excess Spread for such Group, (b) the Available Transfer Cashflow for such Group and (c) the Net Excess Principal for such Group and (2) the amount, if any, that is not required to be included in the Additional Principal for the Class of Class A Certificates related to the other Sub-Pool in the related Group for such Remittance Date as a result of the application of clause (i) of this definition of Additional Principal to such other Sub-Pool.

     ADJUSTMENT DATE: With respect to each Group 2 Mortgage Loan, a date on which the Mortgage Rate may adjust, as provided in the related Mortgage Note.

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     ADVERSE REMIC EVENT: As defined in Section 13.01(f).

     AFFILIATE: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     AGREEMENT: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

     AMOUNT AVAILABLE: With respect to each Group and for a particular
Remittance Date, the sum of (i) the Available Remittance Amount for such Group
(reduced by the related Monthly Premium to be paid to the Certificate Insurer pursuant to Section 6.04), (ii) the Excess Spread with respect to such Group for such Remittance Date, (iii) if an Available Funds Shortfall exists in such Group, (a) first, the Net Excess Spread from the other Group, to the extent of such Available Funds Shortfall, (b) second, the Excess Principal from the other
Group, to the extent of any remaining Available Funds Shortfall and (c) third, any amounts in respect of any remaining Available Funds Shortfall withdrawn from the related Reserve Account and deposited in the related Certificate Account,
(iv) if such Remittance Date is prior to the Cross-Over Date, (a) first, the Available Transfer Cashflow, to the extent necessary to reach the Required
Overcollateralization Amount for such Group and (b) second, the Net Excess
Principal, to the extent necessary to reach the Required Overcollateralization
Amount for such Group and (v) any Insured Payments with respect to such Group.

     AMOUNTS HELD FOR FUTURE DISTRIBUTION: With respect to any Group and as to any Remittance Date, the aggregate amount held in the Principal and Interest
Accounts with respect to such Group on account of all Monthly Payments, or portions thereof, received in respect of scheduled principal and interest due after the Due Period related to such Remittance Date for application on the scheduled Due Date at the request of the Mortgagor.

     ANNUAL TRUSTEE EXPENSE AMOUNT: As of each Remittance Date, with respect to each Mortgage Loan, an amount equal to one-twelfth of the product of 0.03% multiplied by the related Principal Balance.

     APPRAISED VALUE: The appraised value of the Mortgaged Property based upon the appraisal made by or for the originator at the time of the origination of the related Mortgage Loan, or the sales price of the Mortgaged Property at the time of such origination, whichever is less.

     ASSIGNMENT OF LEASES: With respect to any Mortgaged Property related to the Multifamily Loans, Mixed Use Loans and Commercial Loans, any assignment of leases, rents and profits or similar document or instrument executed by the related Mortgagor in connection with the origination of the related Multifamily
Loan, Mixed Use Loan or Commercial Loan

                                      -3-
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assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property.

     ASSIGNMENT OF MORTGAGE: With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage to the Trustee for the benefit of the Certificateholders.

     AUTHORIZED DENOMINATIONS: Each of the Class 1A and Class 2A Certificates are issuable only in the minimum Percentage Interest corresponding to a minimum denomination of $100,000 or integral multiples of $1,000 in excess thereof
(except that a single Certificate for each of the Class 1A-1, Class 1A-2, Class
2A-1, and Class 2A-2 Certificates may be issued in a different amount which is less than the related minimum dollar denomination).

     AVAILABLE FUNDS CAP CARRY FORWARD AMOUNT: With respect to Group 2 and any
Remittance Date up to and including (but not after) the Remittance Date on which the Class 2A Principal Balance is reduced to zero, an amount equal to the sum of
(i) the excess, if any, of (x) the Class 2A Interest Remittance Amount for the immediately preceding Remittance Date calculated pursuant to clause (i) of the definition of Class 2A-1 Pass-Through Rate and clause (i) of the definition of Class 2A-2 Pass Through Rate, as applicable, but in no event greater than Class
2A Cap Rate, over (y) the Class 2A Interest Remittance Amount for the immediately preceding Remittance Date calculated pursuant to clause (ii) of the definition of Class 2A-1 Pass-Through Rate and clause (ii) of the definition of Class 2A-2 Pass-Through Rate, (ii) the amount of any Available Funds Cap Carry
Forward Amount for such preceding Remittance Date to the extent not distributed to the Class 2A Certificateholders on such preceding Remittance Date and (iii) interest accrued on the amounts described in clauses (i) and (ii) above during the Accrual Period for the current Remittance Date at the Class 2A-1
Pass-Through Rate and Class 2A-2 Pass-Through Rate, as applicable, for such
Remittance Date.

     AVAILABLE FUNDS SHORTFALL: With respect to any Group and for a particular
Remittance Date, the amount by which the Available Remittance Amount plus Excess
Spread for such Group is less than the Required Payments (other than in respect of the Class A Principal Remittance Amount after the related Cross-over Date) for such Group.

     AVAILABLE PRINCIPAL AMOUNT: With respect to any Sub-Pool and for a particular Remittance Date, the excess, if any, of the amount described in the definition of Class A Principal Remittance Amount without giving effect to clause (a) thereof over the amount described in the related definition of Class
A Principal Remittance Amount, after giving effect to clause (a) thereof.

     AVAILABLE REMITTANCE AMOUNT: With respect to each Group and Remittance
Date, the sum of the following: (i) the sum of all amounts described in clauses
(i) through (vii), inclusive, of Section 5.03 received by the Servicer or any Subservicer (including any amounts paid by the Servicer or the Depositor and excluding any Excess Spread with respect to the related Group, any related
Amounts Held for Future Distribution, any amounts not required

                                      -4-
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to be deposited in the related Principal and Interest Accounts pursuant to
Section 5.03 and any amounts withdrawn by the Servicer pursuant to Section
5.04(ii), (iii), (vi) and (vii) as of the related Determination Date) during the related Due Period and deposited into the related Certificate Account as of the related Determination Date, (ii) the amount of any Advances and Compensating
Interest payments with respect to the related Group remitted by the Servicer for such Remittance Date, (iii) with respect to the final Remittance Date in connection with the purchase of all the Mortgage Loans and REO Properties by the Servicer or Certificate Insurer, the Termination Price remitted by the Servicer and (iv) the amount of any Interest Coverage Additions with respect to the related Group for such Remittance Date. No amount included in the computation of the Available Remittance Amount with respect to any Remittance Date by virtue of being described by any component of the definition thereof shall be included more than once by virtue of also being described by any other component or otherwise.

     AVAILABLE TRANSFER CASHFLOW: With respect to each Group and for a particular Remittance Date, an amount equal to the Remaining Net Excess Spread for the other Group remaining after the payment, if any, of Additional Principal on the Class A Certificates related to such other Group.

     BALLOON MORTGAGE LOAN: Any Mortgage Loan that provided on the date of origination for an amortization schedule extending beyond its stated maturity date.

     BALLOON PAYMENT: With respect to any Balloon Mortgage Loan, as of any date of determination, the Monthly Payment payable on the stated maturity date of such Mortgage Loan.

     BOOK-ENTRY CERTIFICATE: Any Class 1A or Class 2A Certificate registered in the name of the Depository or its nominee.

     BUSINESS DAY: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the States of New York, Illinois or New Jersey are authorized or obligated by law or executive order to be closed; provided, however, that the Servicer shall provide the Trustee with a list of dates on which banking institutions in the State of New Jersey are authorized or obligated by law or executive order to be closed and such list shall be revised annually thereafter and delivered to the Trustee prior to the expiration of the most recent list provided. Failure to provide such list shall not constitute an Event of Default; provided that the Trustee may rely on the most recently delivered list without further investigation.

     CERCLA: The Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended.

     CERTIFICATE: Any Class 1A-1 Certificate, Class 1A-2 Certificate, Class 2A-1
Certificate, Class 2A-2 Certificate or Class R Certificate executed by the
Trustee on behalf of the Trust Fund and authenticated by the Trustee, substantially in the applicable form annexed hereto as Exhibits B-1 through B-3.

                                      -5-

     CERTIFICATE ACCOUNT: With respect to each Group, as described in Section
6.01. With respect to Group 1, the Certificate Account shall be known as the Group 1 Certificate Account and with respect to Group 2, the Certificate Account shall be known as the Group 2 Certificate Account.

     CERTIFICATEHOLDER or HOLDER: The Person in whose name a Certificate is registered in the Certificate Register, except that, neither a Disqualified Organization nor a Non-United States Person shall be a Holder of a Class R Certificate for any purposes hereof and, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any Subservicer, or registered in the name of any Person known to a Responsible Officer of the Trustee to be an Affiliate of any of them, shall be deemed not to be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite Percentage Interest of Certificates necessary to effect any such consent, waiver, request or demand has been obtained. For purposes of any consent, waiver, request or demand of Certificateholders pursuant to this Agreement, upon the Trustee's request, the Depositor, the Servicer and any Subservicer shall provide to the Trustee a notice identifying any of their respective affiliates that is a Certificateholder as of the date(s) specified by the Trustee in such request. All references to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

     CERTIFICATE INSURANCE POLICY: The certificate guaranty surety bond, policy number 97010804, dated the Closing Date, issued by the Certificate Insurer for the benefit of the Holders of the Class A Certificates, pursuant to which the Certificate Insurer guarantees Insured Payments, a copy of which is attached hereto as Exhibit O.

     CERTIFICATE INSURER: Financial Guaranty Insurance Company, a New York stock insurance corporation, or any successor thereof, as issuer of the Certificate Insurance Policy.

     CERTIFICATE OWNER: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly or as an indirect participant, in accordance with the rules of the Depository).

     CERTIFICATE REGISTER: As defined in Section 4.02.

     CERTIFICATE REGISTRAR: Initially, the Trustee, and thereafter, any successor appointed pursuant to Section 4.02.

     CLASS: Collectively, Certificates bearing the same numerical or alphabetical designation (1A, 1A-1, 1A-2, 2A, 2A-1, 2A-2 or R).

     CLASS PERCENTAGE: With respect to any Class 1A or Class 2A Certificate and any Remittance Date, the percentage obtained by dividing (i) the amount determined pursuant to clause (c) of the definition of Class A Principal Remittance Amount for such Class 1A or Class 2A Certificate on such Remittance Date, by (ii) the sum of the amounts determined pursuant to clause (c) of the definition of Class A Principal Remittance Amounts for all Class 1A or 2A Certificates, as the case may be, on such Remittance Date.

     CLASS 1A CERTIFICATE: Either a Class 1A-1 or Class 1A-2 Certificate.

     CLASS 1A CERTIFICATEHOLDER: A Holder of a Class 1A-1 or Class 1A-2 Certificate.

     CLASS 1A INTEREST REMITTANCE AMOUNT: As to any Remittance Date, the sum of the Class 1A-1 Interest Remittance Amount and the Class 1A-2 Interest Remittance Amount.

     CLASS 1A-1 CERTIFICATE: A Certificate denominated as a Class 1A-1 Certificate.

     CLASS 1A-2 CERTIFICATE: A Certificate denominated as a Class 1A-2 Certificate.

     CLASS 1A-1 CERTIFICATEHOLDER: A Holder of a Class 1A-1 Certificate.

     CLASS 1A-2 CERTIFICATEHOLDER: A Holder of a Class 1A-2 Certificate.

     CLASS 1A-1 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, the interest accrued at the Class 1A-1 Pass-Through Rate for the related Accrual Period on the Class 1A-1 Principal Balance immediately prior to such Remittance Date.

     CLASS 1A-2 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, the interest accrued at the Class 1A-2 Pass-Through Rate for the related Accrual Period on the Class 1A-2 Principal Balance immediately prior to such Remittance Date.

     CLASS 1A MAJORITY CERTIFICATEHOLDERS: The Holder or Holders of Class 1A-1 and Class 1A-2 Certificates possessing Voting Rights in excess of 50% in the aggregate.

     CLASS 1A-1 PASS-THROUGH RATE: As to any Remittance Date, the lesser of (i) One-Month LIBOR plus 0.30% per annum and (ii) the weighted average of the Mortgage Rates of the Group 1 Mortgage Loans minus, with respect to Group 1, the sum of (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated, (c) the Premium Percentage and (d) 0.50% per annum; provided, however, that on any Remittance Date on which the Servicer does not exercise its option to purchase the Mortgage Loans and REO Properties pursuant to Section 11.01, the rate provided in clause (i) will be One-Month LIBOR plus 0.70% per annum. For purposes of calculating the Class 1A-1 Pass-Through Rate for any Remittance Date, because most of the Group 1 Mortgage Loans provide for the calculation of interest on a basis other than a 360-day year and the actual number of days elapsed (an "Actual/360 Basis") (which is the basis on which interest is calculated on the Class 1A-1 Certificates), the basis on which interest is computed on the Group 1 Mortgage Loans will be deemed adjusted to an Actual/360 Basis that will result in the same amount of interest being due as would be due using the method of computation of interest that is used to calculate interest on the Group 1 Mortgage Loans.

     CLASS 1A-2 PASS-THROUGH RATE: As to any Remittance Date, the lesser of (i) One-Month LIBOR plus 0.31% per annum and (ii) the weighted average of the Mortgage Rates of the Group 1 Mortgage Loans minus, with respect to Group 1, the sum of (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated and (c) the Premium Percentage and (d) 0.50% per annum; provided, however, that on any Remittance Date on which the Servicer does not exercise its option to purchase the Mortgage Loans and REO Properties pursuant to Section 11.01, the rate provided in clause (i) will be One-Month LIBOR plus 0.71% per annum. For purposes of calculating the Class 1A-1 Pass-Through Rate for any Remittance Date, because most of the Group 1 Mortgage Loans provide for the calculation of interest on a basis other than a 360-day year and the actual number of days elapsed (an "Actual/360 Basis") (which is the basis on which interest is calculated on the Class 1A-2 Certificates), the basis on which interest is computed on the Group 1 Mortgage Loans will be deemed adjusted to an Actual/360 Basis that will result in the same amount of interest being due as would be due using the method of computation of interest that is used to calculate interest on the Group 1 Mortgage Loans.

     CLASS 1A PRINCIPAL BALANCE: With respect to the Class 1A Certificates and as of any date of determination, the Original Class 1A Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (a) or (b)(i) or each of clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount or amounts described in the last sentence of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A Certificateholders in respect of principal pursuant to Section 6.06(c)(A)(X)(iv) and (C) all amounts previously distributed to the Class 1A Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 1A-1 PRINCIPAL BALANCE: With respect to the Class 1A-1 Certificates and as of any date of determination, the Original Class 1A-1 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A-1 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (a) or (b)(i) or each of clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and

(c)(viii) of the definition of Class A Principal Remittance Amount or amounts described in the last sentence of the definition of Class A Principal Remittance Amount, (B) all f amounts previously distributed to the Class 1A-1 Certificateholders in respect of principal pursuant to Section 6.06(c)(A)(X)(iv) and (C) all amounts previously distributed to the Class 1A-1 Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 1A-2 PRINCIPAL BALANCE: With respect to the Class 1A-2 Certificates and as of any date of determination, the Original Class 1A-2 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A-2 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (a) or (b)(i) or each of clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount or amounts described in the last sentence of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A-2 Certificateholders in respect of principal pursuant to Section 6.06(c)(A)(X)(iv) and (C) all amounts previously distributed to the Class 1A-2 Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 1A REMITTANCE AMOUNT: As of any Remittance Date, the sum of the Class A Remittance Amount with respect to the Class 1A-1 Certificates and the Class 1A-2 Certificates.

     CLASS 2A CAP RATE: As to any Remittance Date, the weighted average of the Maximum Mortgage Rates of the Group 2 Mortgage Loans minus, with respect to Group 2, the sum of (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated, (c) the Premium Percentage and (d) 0.50% per annum.

     CLASS 2A CERTIFICATE: Either a Class 2A-1 or Class 2A-2 Certificate.

     CLASS 2A CERTIFICATEHOLDER: A Holder of a Class 2A-1 or Class 2A-2 Certificate.

     CLASS 2A INTEREST REMITTANCE AMOUNT: As to any Remittance Date, the sum of the Class 2A-1 Interest Remittance Amount and Class 2A-2 Interest Remittance Amount

     CLASS 2A-1 CERTIFICATE: A Certificate denominated as a Class 2A-1 Certificate.

     CLASS 2A-2 CERTIFICATE: A Certificate denominated as a Class 2A-2 Certificate.

     CLASS 2A-1 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, the interest accrued at the Class 2A-1 Pass-Through Rate for the related Accrual Period on the Class 2A-1 Principal Balance immediately prior to such Remittance Date.

     CLASS 2A-2 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, the interest accrued at the Class 2A-2 Pass-Through Rate for the related Accrual Period on the Class 2A-2 Principal Balance immediately prior to such Remittance Date.

     CLASS 2A MAJORITY CERTIFICATEHOLDERS: The Holder or Holders of Class 2A-1 Certificates and Class 2A-2 Certificates possessing Voting Rights in excess of 50% in the aggregate.

     CLASS 2A-1 PASS-THROUGH RATE: As to any Remittance Date, the least of (i) One-Month LIBOR plus 0.23% per annum, (ii) the weighted average of the Mortgage Rates of the Group Mortgage Loans minus, with respect to Group 2, the sum of (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated, (c) the Premium Percentage and (d) 0.50% per annum, and (iii) the Class 2A Cap Rate; provided, however, that on any Remittance Date on which the Servicer does not exercise its right to purchase Mortgage Loans and REO Properties pursuant to Section 11.01, the rate provided in clause (i) will be One-Month LIBOR plus 0.63%. For purposes of calculating the Class 2A-1 Pass-Through Rate for any Remittance Date, because most of the Group 2 Mortgage Loans provide for the calculation of interest on a basis other than a 360-day year and the actual number of days elapsed (an "Actual/360 Basis") (which is the basis on which interest is calculated on the Class 2A-1 Certificates), the basis on which interest is computed on the Group 2 Mortgage Loans will be deemed adjusted to an Actual/360 Basis that will result in the same amount of interest being due as would be due using the method of computation of interest that is used to calculate interest on the Group 2 Mortgage Loans.

     CLASS 2A-2 PASS-THROUGH RATE: As to any Remittance Date, the least of (i) one Month LIBOR plus 0.24% per annum, (ii) the weighted average of the Mortgage Rates of the Group 2 Mortgage Loans minus, with respect to Group 2, the sum of
(a) the Servicing Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated, (c) the Premium Percentage and (d) 0.50% per annum, and (iii) the Class 2A Cap Rate; provided, however that on any Remittance Date on which the Servicer does not exercise its right to purchase Mortgage Loans and REO Properties pursuant to Section 11.01, the rate provided in clause (i) will be One-Month LIBOR plus 0.64%. For purposes of calculating the Class 2A-2 Pass-Through Rate for any Remittance Date, because most of the Group 2 Mortgage Loans provide for the calculation of interest on a basis other than a 360-day year and the actual number of days elapsed (an "Actual/360 Basis") (which is the basis on which interest is calculated on the Class 2A-2 Certificates), the basis on which interest is computed on the Group 2 Mortgage Loans will be deemed adjusted to an Actual/360 Basis that will result in the same amount of interest being due as would be due using the method of computation of interest that is used to calculate interest on the Group 2 Mortgage Loans.

     CLASS 2A PRINCIPAL BALANCE: With respect to the Class 2A Certificates and as of any date of determination, the Original Class 2A Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 2A Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (a) or (b)(i) or each of clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount or amounts described in the last sentence of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 2A Certificateholders in respect of principal pursuant to Section 6.06(c)(B)(X)(iv) and (C) all amounts previously distributed to the Class 2A Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 2A-1 PRINCIPAL BALANCE: With respect to the Class 2A-1 Certificates and as of any date of determination, the Original Class 2A-1 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 2A-1 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (a) or (b)(i) or each of clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount or amounts described in the last sentence of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 2A-1 Certificateholders in respect of principal pursuant to Section 6.06(c)(B)(X)(iv) and (C) all amounts previously distributed to the Class 2A-1 Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 2A-2 PRINCIPAL BALANCE: With respect to the Class 2A-2 Certificates and as of any date of determination, the Original Class 2A-2 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 2A-2 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (a) or (b)(i) or each of clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount or amounts described in the last sentence of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 2A-2 Certificateholders in respect of principal pursuant to Section 6.06(c)(B)(X)(iv) and (C) all amounts previously distributed to the Class 2A-2 Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 2A REMITTANCE AMOUNT: As of any Remittance Date, the Class A Remittance Amount with respect to the Class 2A Certificates.

     CLASS A CARRY-FORWARD AMOUNT: With respect to either the Class 1A or Class 2A Certificates and as to any Remittance Date, the sum of (i) the amount, if any, by which (x) the related Class 1A or Class 2A Remittance Amount as of the immediately preceding

Remittance Date exceeded (y) the amount of the actual distribution, exclusive of any related Insured Payments made to the related Classes of Class A Certificateholders, made pursuant to Sections 6.06(c)(A)(X)(i) and (ii) or pursuant to 6.06(c)(A)(Y)(i) and (ii), with respect to Group 1, or pursuant to Sections 6.06(c)(B)(X)(i) and (ii) or pursuant to Sections 6.06(c)(B)(Y)(i) and
(ii), with respect to Group 2, on such immediately preceding Remittance Date and
(ii) interest on the amount, if any, described in clause (i) above, to the extent that the amount in clause (i) represents Insured Payments made by the Certificate Insurer, at the weighted average of the Class 1A-1 Pass-Through Rate, and the Class 1A-2 Pass-Through Rate, with respect to Group 1, and the weighted average of the Class 2A-1 Pass-Through Rate and the Class 2A-2 Pass-Through Rate with respect to Group 2 from such immediately preceding Remittance Date.

     CLASS A CERTIFICATE: A certificate denominated as a Class 1A-1, Class 1A-2, Class 2A-1, or Class 2A-2 Certificate.

     CLASS A CERTIFICATEHOLDER: A Holder of a Class 1A Certificate or a Class 2A Certificate.

     CLASS A INTEREST REMITTANCE AMOUNT: Any of the Class 1A-1 Interest Remittance Amount, the Class 1A-2 Interest Remittance Amount, the Class 2A-1 Interest Remittance Amount or the Class 2A-2 Interest Remittance Amount.

     CLASS A PASS-THROUGH RATE: As to any Remittance Date, any of the Class 1A-1 Pass-Through Rate, the Class 1A-2 Pass-Through Rate, the Class 2A-1 Pass-Through Rate or the Class 2A-2 Pass-Through Rate.

     CLASS A PRINCIPAL BALANCE: As of any date of determination, the Class 1A Principal Balance, with respect to Group 1, or the Class 2A Principal Balance, with respect to Group 2.

     CLASS A PRINCIPAL REMITTANCE AMOUNT: With respect to a Sub-Pool and as to any Remittance Date (other than the Remittance Date described in the next succeeding sentence), the amount required to be distributed on such Remittance Date from available funds in respect of any Class of Class A Certificates, such amount being equal to the least of (a) that amount required to reach the Required Overcollateralization Amount with respect to such related Sub-Pool, or thereafter, to maintain such Required Overcollateralization Amount on such Remittance Date, (b) the sum of (i) the related Class 1A or Class 2A Principal Balance immediately prior to such Remittance Date and (ii) the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments made by the Certificate Insurer with respect to the related Sub-Pool or interest accrued thereon in accordance with the definition of Class A Carry Forward Amount) and (c)(vii) below and (c) the sum of the following amounts relating to such Sub-Pool (i) each payment of principal received by the Servicer or any Sub-Servicer (exclusive of Curtailments, Principal Prepayments, the principal portion of Amounts Held for Future Distribution and amounts described in clause (c)(iii) hereof) during the related Due Period, including any Excess Payments; (ii) all Curtailments and all Principal Prepayments received by the Servicer during such related Due Period; (iii) the principal portion of all Insurance

Proceeds, Released Mortgaged Property Proceeds and Net Liquidation Proceeds received during the related Due Period; (iv) an amount equal to the Unrecovered Class A Portion with respect to the related Sub-Pool; (v) the Class A Carry-Forward Amount with respect to the related Sub-Pool; (vi) (a) that portion of the purchase price (as indicated in Section 2.05(b)) actually received by the Trustee of any repurchased Mortgage Loan with respect to the related Sub-Pool which represents principal and (b) the principal portion of any Substitution Adjustments deposited in the Principal and Interest Account with respect to the related Sub-Pool as of the related Determination Date; (vii) any amounts recovered from the related Class 1A or Class 2A Certificateholders during the related Due Period that constituted a Monthly Payment on a related Mortgage Loan or an Advance with respect to the related Sub-Pool that was recovered as a Preference Amount by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a Final Order; and (viii) the amount, if any, by which (a) the Class 1A or Class 2A Principal Balance with respect to the related Class 1A or Class 2A Certificates immediately prior to such Remittance Date minus the amounts to be distributed on such Remittance Date pursuant to clauses (c)(i), (ii), (iii) and (iv) above and pursuant to Section 6.06(c)(A)(X)(ii) with respect to Group 1 or Section 6.06(c)(B)(X)(ii) with respect to Group 2 and applied to reduce the related Class 1A or Class 2A Principal Balance, exceeds (b) the related Scheduled Class A Principal Balance for such Remittance Date as set forth in the related Principal Payment Table. As to the final Remittance Date in connection with the purchase by the Servicer of all the Mortgage Loans and REO Properties pursuant to Section 11.01, the amount of principal required to be distributed on such Remittance Date from available funds in respect of the related Class A Certificates, such amount being equal to the amount described in clause (b) of the immediately preceding sentence with respect to such Remittance Date.

     CLASS A REMITTANCE AMOUNT: For any Class of Class A Certificates and as to any Remittance Date, an amount equal to the sum of (i) the related Class A Principal Remittance Amount and (ii) the related Class A Interest Remittance Amount.

     CLASS R CERTIFICATE: A Certificate denominated as a Class R Certificate.

     CLASS R CERTIFICATEHOLDER: A Holder of a Class R Certificate.

     CLOSING DATE: December 22, 1997.

     CODE: The Internal Revenue Code of 1986, as amended.

     COMBINED LOAN-TO-VALUE RATIO OR CLTV: With respect to any Group 1 Mortgage Loan, the sum of the original principal balance of such Group 1 Mortgage Loan and the outstanding principal balance of any related First Lien as of the date of origination of the Group 1 Mortgage Loan, divided by the lesser of (i) the value of the related Mortgaged Property based upon the appraisal made at the origination of the Group 1 Mortgage Loan or (ii) the purchase price of the Mortgaged Property if the Group 1 Mortgage Loan proceeds are used to purchase the Mortgaged Property.

     COMMERCIAL LOAN: Any Group 1 Mortgage Loan which is secured by a Commercial Property.

     COMMERCIAL PROPERTY: With respect to the Group 1 Mortgage Loans, a property which consists of a commercial structure.

     COMPENSATING INTEREST: As defined in Section 6.10.

     CROSS-OVER DATE: With respect to each Group, the date on and after which the related Subordinated Amount is reduced to zero.

     CURTAILMENT: With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of four times the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a delinquency.

     CUSTODIAL AGREEMENT: The agreement for the retention of the Trustee's Mortgage Files initially in the form attached as Exhibit L.

     CUSTODIAN: The custodian appointed pursuant to a Custodial Agreement and
Section 12.12, which is not affiliated with the Servicer or the Depositor which initially shall be LaSalle National Bank.

     CUT-OFF DATE: December 1, 1997.

     CUT-OFF DATE PRINCIPAL BALANCE: With respect to any Initial Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the close of business on the Cut-off Date.

     DEFINITIVE CERTIFICATES: As defined in Section 4.02(e).

     DELETED MORTGAGE LOAN: A Mortgage Loan replaced by a Qualified Substitute Mortgage Loan.

     DELINQUENCY CALCULATION AMOUNT: With respect to any Determination Date and with respect to Group 1, the sum of:

          (a) 5.375% of the aggregate Principal Balance of the Group 1 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 30 to 59 days Delinquent;

          (b) 10.75% of the aggregate Principal Balance of the Group 1 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 60 to 89 days Delinquent;

          (c) 21.5% of the aggregate Principal Balance of the Group 1 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 90 or more days Delinquent; and

          (d) without duplication of the amounts determined under clauses (a),
     (b) and (c) above, 21.5% of the aggregate Principal Balance of all REO Property with respect to Group 1 held by the Servicer as of the end of the last Business Day of the month preceding such Determination Date.

     With respect to any Determination Date and with respect to Group 2, the sum of:

          (a) 5.375% of the aggregate Principal Balance of the Group 2 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 30 to 59 days Delinquent;

          (b) 10.75% of the aggregate Principal Balance of the Group 2 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 60 to 89 days Delinquent;

          (c) 21.5% of the aggregate Principal Balance of the Group 2 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 90 or more days Delinquent; and

          (d) without duplication of the amounts determined under clauses (a),
     (b) and (c) above, 21.5% of the aggregate Principal Balance of all REO Property with respect to Group 2 held by the Servicer as of the end of the last Business Day of the month preceding such Determination Date.

     DELINQUENT: A Mortgage Loan is delinquent if any payment due thereon is not made by the close of business on the Due Date. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the close of business on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

     DEPOSIT PREMIUM: As defined in the Insurance Agreement.

     DEPOSITOR: Superior Bank FSB, a federally chartered stock savings bank, and any successor thereto.

     DEPOSITOR'S YIELD: For each Mortgage Loan, the prepayment penalties and premiums collected on such Mortgage Loan. The Depositor's Yield is retained by the Depositor and is not part of the Trust Fund.

     DEPOSITORY: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Class 1A and Class 2A Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

     DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     DETERMINATION DATE: The 22nd day of each month (or if such day is not a Business Day, the immediately following Business Day but in no event fewer than two Business Days prior to the Remittance Date immediately following such 22nd day).

     DIRECTLY OPERATE: With respect to any REO Property relating to a Multifamily Loan, a Mixed Use Loan or a Commercial Loan, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust Fund REMIC other than through an independent contractor; provided, however, that the Trustee (or the Servicer or any Subservicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer or any Subservicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

     DISQUALIFIED ORGANIZATION: Any of the following (i) the United States or any possession thereof, any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax, and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) any organization (except certain farmer's cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (iv) rural electric and telephone cooperatives described in Section 1381 of the Code or (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to the Trustee that the holding of any ownership interest in a Residual Certificate by such Person may cause the Trust Fund REMIC or any Person having an ownership interest in any Class of Certificates, other than such Person, to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

     DUE DATE: The day of the month on which the Monthly Payment is due from the Mortgagor on a Mortgage Loan.

     DUE PERIOD: With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month in which such Remittance Date occurs and ending on the first day of the month in which such Remittance Date occurs.

     ELIGIBLE ACCOUNT: Either (A) a segregated account or accounts maintained with an institution whose deposits are insured by and held up to the limits insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the unsecured and uncollateralized debt obligations of which shall be rated "A" or better by S&P and A2 or better by Moody's and in one of the two highest short-term rating categories by S&P and the highest short term rating category by Moody's, and which is either (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Certificate Insurer, Moody's and S&P or (B) a trust account or accounts (which shall be a "special deposit account") maintained with the trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity. Any Eligible Accounts maintained with the Trustee shall conform to the preceding clause (B).

     EVENT OF DEFAULT: As described in Section 10.01.

     EVENT OF NONPAYMENT: An event of nonpayment shall occur with respect to each Group and with respect to any Remittance Date if (i) on or prior to the related Cross-Over Date, the amounts remitted by the Servicer and available to the Trustee pursuant to Sections 5.04(i), 6.05(e), 6.09 and 6.10 (to the extent not included in 5.04(i)) for deposit in the related Certificate Account that are not subject to an automatic stay under Section 362 of the United States Bankruptcy Code pursuant to an order of a United States bankruptcy court of competent jurisdiction, plus the amount of any Net Excess Spread from the other Group, plus the amount of any Excess Principal from the other Group, plus the amount to be paid pursuant to the last paragraph of Section 6.06(c) (if any), will not, taken together, be sufficient to pay the sum of (x) all of the related Class A Remittance Amount (exclusive of any related Class A Carry-Forward Amount representing amounts previously paid to the related Class A Certificateholders as Insured Payments, or representing interest accrued in respect of such Insured Payments) and (y) the related Monthly Premium to be withdrawn from the related Certificate Account to be paid to the Certificate Insurer pursuant to Section 6.02(i) in respect of such Remittance Date, or (ii) after the related Cross-Over Date, the related Available Remittance Amount remitted by the Servicer to the Trustee pursuant to Section 5.04(i) plus that additional portion of the Amount Available constituting Excess Spread available to pay the related Class A Interest Remittance Amount pursuant to Section 6.06(c)(A)(Y)(i) with respect to Group 1, and Section 6.06(c)(B)(Y)(i) with respect to Group 2, the amounts remitted by the Servicer to the Trustee pursuant to Sections 6.05(e), 6.09 and
6.10 (to the extent not included in 5.04(i)) for deposit in the related Certificate Account that are not subject to an automatic stay under Section 362 of the United States Bankruptcy Code pursuant to an order of a United States bankruptcy court of competent jurisdiction, will not, taken together, be sufficient to pay the sum of (x) all of the related Class A

Remittance Amount (exclusive of any related Class A Carry-Forward Amount representing amounts previously paid to the related Class A Certificateholders, as Insured Payments, or representing interest accrued in respect of such Insured Payments) and (y) the related Monthly Premium to be withdrawn from the related Certificate Account to be paid to the Certificate Insurer pursuant to Section 6.02(i) in respect of such Remittance Date, or (iii) the sum of all Realized Losses with respect to such Group since the Closing Date exceeds 75% of the related Subordinated Amount as of February 25, 1998.

     EXCESS PAYMENTS: With respect to a Due Period, any principal amounts received on a Mortgage Loan in excess of the principal amount included in the Monthly Payment due on the Due Date in such Due Period which does not constitute either a Curtailment or a Principal Prepayment.

     EXCESS PRINCIPAL: With respect to any Group and for a particular Remittance Date, the lesser of (i) the portion, if any, of the Available Principal Amount for each related Sub-Pool that is not required to be included in the related Class A Principal Remittance Amount for such Sub-Pool for such Remittance Date as a result of the application of clause (a) of the definition of the related Class A Principal Remittance Amount and (ii) the amount of such portion described in clause (i) remaining after the application of the related Available Remittance Amount to cover the Required Payments for such Group.

     EXCESS PROCEEDS: With respect to any Mortgage Loan (including a Mortgage Loan as to which the related Mortgaged Property has become an REO Property) that became a Liquidated Mortgage Loan during any Due Period, the excess, if any, of
(a) the total Net Liquidation Proceeds received in respect thereof during such Due Period, over (b) the Principal Balance of such Mortgage Loan as of the date such Mortgage Loan became a Liquidated Mortgage Loan plus interest thereon at the Mortgage Rate from the date through which interest was last paid by the Mortgagor or advanced by the Servicer to but not including the Due Date in such Due Period.

     EXCESS SPREAD: With respect to Group 1 and for a particular Remittance Date, an amount equal to the sum of (a) the excess of (x) all payments received or advanced on account of interest on the Group 1 Mortgage Loans during the related Due Period over (y) the sum of (i) the related Class 1A Interest Remittance Amount for such Remittance Date with respect to the Class 1A-1 and Class 1A-2 Certificates, (ii) the Annual Trustee Expense Amount with respect to Group 1 for such Remittance Date, (iii) the Monthly Premium for such Remittance Date and (iv) the Servicing Fee for such Remittance Date and (b) with respect to the January 26, 1998 and February 25, 1998 Remittance Dates only, Excess Spread shall also include an amount with respect to the related Pre-Funded Amounts to be determined by the Certificate Insurer and deposited into the Sub-Pool I Interest Coverage Account and the Sub-Pool II Interest Coverage Account, as applicable, by the Depositor on the Closing Date.

     With respect to Group 2 and for a particular Remittance Date, an amount equal to the sum of (a) the excess of (x) all payments received or advanced on account of interest on the Group 2 Mortgage Loans during the related Due Period over (y) the sum of (i) the Class 2A

Interest Remittance Amount for such Remittance Date with respect to the Class 2A-1 and Class 2A-2 Certificates, (ii) the Annual Trustee Expense Amount with respect to Group 2 for such Remittance Date, (iii) the Monthly Premium for such Remittance Date and (iv) the Servicing Fee for such Remittance Date and (b) with respect to the January 26, 1998 and February 25, 1998 Remittance Dates only, Excess Spread shall also include an amount with respect to the related Pre-Funded Amounts to be determined by the Certificate Insurer and deposited into the Sub-Pool III Interest Coverage Account and the Sub-Pool IV Interest Coverage Account, as applicable, by the Depositor on the Closing Date.

     FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

     FHLMC: The Federal Home Loan Mortgage Corporation and any successor thereto.

     FIDELITY BOND: As described in Section 5.09.

     FINAL ORDER: As defined in Section 6.06(b).

     FIRST LIEN: With respect to any Group 1 Mortgage Loan which is secured by a second priority lien, the Mortgage Loan relating to the corresponding Mortgaged Property having a first priority lien.

     FNMA: The Federal National Mortgage Association and any successor thereto.

     FNMA LOAN: Any Mortgage Loan originated substantially in accordance with FNMA and FHLMC underwriting guidelines in effect on the date the Mortgage Loan was originated.

     FUNDING PERIOD: With respect to each Group, the period beginning on the Closing Date and ending on the earlier of the date on which (a) the amount on deposit in the related Pre-Funding Account is zero or (b) the close of business on February 24, 1998.

     GROSS MARGIN: With respect to each Group 2 Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note to be added to the related Index to determine the Mortgage Rate on each Adjustment Date, and which is set forth in the related Mortgage Loan Schedule.

     GROUP 1: Collectively, Sub-Pool I and Sub-Pool II.

     GROUP 2: Collectively, Sub-Pool III and Sub-Pool IV.

     GROUP 1 CERTIFICATE ACCOUNT: The Certificate Account with respect to Sub-Pool I and Sub-Pool II.

     GROUP 2 CERTIFICATE ACCOUNT: The Certificate Account with respect to Sub-Pool III and Sub-Pool IV.

     GROUP 1 RESERVE ACCOUNT: The Reserve Account with respect to Group 1.

     GROUP 2 RESERVE ACCOUNT: The Reserve Account with respect to Group 2.

     GROUP 1 SUBSEQUENT MORTGAGE LOAN: Either a Sub-Pool I Subsequent Mortgage Loan or a Sub-Pool II Subsequent Mortgage Loan.

     GROUP 2 SUBSEQUENT MORTGAGE LOAN: Either a Sub-Pool III Subsequent Mortgage Loan or a Sub-Pool IV Subsequent Mortgage Loan.

     GROUP 1 TRUSTEE EXPENSE ACCOUNT: The Trustee Expense Account with respect to Group 1.

     GROUP 2 TRUSTEE EXPENSE ACCOUNT: The Trustee Expense Account with respect to Group 2.

     INDEX: With respect to the Group 2 Mortgage Loans, the index for the adjustment of the Mortgage Rate set forth as such in the related Mortgage Note, such index being either (i) the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as published in the Federal Reserve Statistical Release H.15 (519), as most recently announced as of a date 45 days preceding such Mortgage Loan's Adjustment Date (the "One-Year Treasury Index") or (ii) the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the London market as published in The Wall Street Journal "Money Rates" table, and as most recently available as of the date 45 days before such Mortgage Loan Adjustment Date if such date falls on a Friday or, if such date does not fall on a Friday, then as most recently available as of the Friday immediately preceding the date 45 days before each such Mortgage Loan Adjustment Date (the "Six-Month LIBOR Index"). If the applicable Index becomes unavailable, the Servicer, on behalf of the Trustee, will select an alternative index for mortgage loans on single family residential properties, based upon comparable information, over which it has no control and which is readily verifiable by mortgagors.

     INDEPENDENT PERSON: When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Servicer and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor or the Servicer or any Affiliate thereof, and (c) is not connected with the Depositor or the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor or the Servicer or any Affiliate thereof solely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor or the Servicer or any Affiliate thereof, as the case may be.

     INITIAL ADJUSTMENT DATE: With respect to each Group 2 Mortgage Loan, the first adjustment date following the origination of such Mortgage Loan.

     INITIAL MORTGAGE RATE: With respect to each Group 2 Mortgage Loan, the Mortgage Rate in effect prior to the Initial Adjustment Date.

     INITIAL MORTGAGE LOAN: A Mortgage Loan assigned and transferred to the Trustee on the Closing Date.

     INITIAL MORTGAGE LOANS: Collectively, the Initial Mortgage Loans.

     INITIAL RESERVE ACCOUNT DEPOSIT: With respect to each Group, the amount, if any, deposited by the Depositor in the related Reserve Account on the Closing Date pursuant to Section 6.14, which amount is $0.00 for Group 1, and $0.00 for Group 2.

     INSURANCE AGREEMENT: The agreement dated as of the Closing Date by and among the Certificate Insurer, the Depositor, the Servicer and the Trustee, as amended from time to time by the parties thereto, relating to, among other things, the Premium Percentage.

     INSURANCE PROCEEDS: Proceeds paid to the Trustee or the Servicer by any insurer (except the Certificate Insurer) or by the Servicer pursuant to a deductible clause under a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans pursuant to Section 5.08, in either event pursuant to any insurance policy covering a Mortgage Loan, Mortgaged Property, or REO Property or any other insurance policy net of any expenses which are incurred by the Servicer or the Trustee in connection with the collection of such proceeds and not otherwise reimbursed to the Servicer, other than proceeds to be applied to the restoration or repair of the Mortgaged Property, or released to the Mortgagor in accordance with customary first and second mortgage servicing procedures in the case of Group 1 Mortgage Loans and customary first mortgage servicing procedures in the case of Group 2 Mortgage Loans.

     INSURED PAYMENT: With respect to each Group and as of each Remittance Date, the amount, if any, by which (1) the related Class A Remittance Amount (excepting clause (c)(vi) of each of the related definitions of Class A Principal Remittance Amount to the extent such amount is due but not paid by the Depositor) exceeds (2) the sum of (a) the related Available Remittance Amount (minus the related Monthly Premium withdrawable from the related Certificate Account to be paid to the Certificate Insurer pursuant to Section 6.02(i)), plus
(b) (I), if such Remittance Date is prior to the related Cross-Over Date, the lower of (X) the Excess Spread deposited into the related Certificate Account pursuant to Section 5.04(i) as of such Remittance Date, plus the Net Excess Spread from the other Group, if any, plus Excess Principal from the other Group, if any, and (Y) the related Subordinated Amount, or (II), if such Remittance Date is on or after the related Cross-Over Date, that portion of the Amount Available constituting Excess Spread with respect to the related Group available to pay the related Class A Interest Remittance Amount pursuant to Section 6.06(c)(A)(Y)(i) with respect to Group 1 and Section 6.06(c)(B)(Y)(i) with respect to Group 2, plus (c) any amount transferred from the related Reserve Account to the related Certificate Account pursuant to Section 6.14(c), plus (d) the aggregate amount of any previous Insured Payments for which the Certificate Insurer has not been reimbursed pursuant to Section 6.06(b), together with that portion of the amounts described in the preceding clause (1) that represents interest accrued in respect of such Insured Payments in accordance with the definition of Class A Carry-Forward Amount; provided, however, that the determination of Insured Payments shall not be affected in any way by any recharacterization of the transactions contemplated by this Agreement as a financing in any bankruptcy, insolvency or similar proceeding to which the Depositor may be subject and the related Available Remittance Amount shall for the purpose of this definition be deemed to be decreased by the amount thereof that has been deposited in the related Certificate Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code.

     INTEREST COVERAGE ACCOUNT: With respect to each Sub-Pool, the Account established and maintained pursuant to Section 6.13, which must be an Eligible Account. With respect to Sub-Pool I, the Interest Coverage Account shall be known as the Sub-Pool I Interest Coverage Account and with respect to Sub-Pool II, the Interest Coverage Account shall be known as the Sub-Pool II Interest Coverage Account. With respect to Sub-Pool III, the Interest Coverage Account shall be known as the Sub-Pool III Interest Coverage Account and, with respect to Sub-Pool IV, the Interest Coverage Account shall be known as the Sub-Pool IV Interest Coverage Account.

     INTEREST COVERAGE ADDITION: With respect to the related Sub-Pool and as to any Remittance Date, the sum of the amounts described in Sections 6.13(b) and 6.13(c).

     INTEREST COVERAGE AMOUNT: With respect to each Group, the amount to be paid by the Depositor to the Trustee for deposit into the related Interest Coverage Account pursuant to Section 6.13(a) on the Closing Date, which amount is $559,967.42 for Sub-Pool I, $1,079,774.81 for Sub-Pool II, $534,240.98 for
Sub-Pool III and $954,684.52 for Sub-Pool IV.

     LIQUIDATED MORTGAGE LOAN: Any defaulted Mortgage Loan or REO Property as to which the Servicer has determined that all amounts which it reasonably and in good faith expects to recover have been recovered from or on account of such Mortgage Loan or REO Property.

     LIQUIDATION PROCEEDS: Any cash amounts received in connection with the liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale, REO Disposition or otherwise, and any other amounts required to be deposited in the Principal and Interest Account pursuant to Section 5.10.

     LOAN-TO-VALUE RATIO: The fraction, expressed as a percentage, the numerator of which is the original Principal Balance of the related Mortgage Loan and the denominator of which is the Appraised Value at the time of origination of the related Mortgaged Property.

     MAJORITY CERTIFICATEHOLDERS: With respect to Group 1, the Class 1A Majority Certificateholders. With respect to Group 2, the Class 2A Majority Certificateholders.

     MANUFACTURED HOME: A manufactured home within the meaning of 42 United States Code Section 5402(6).

     MANUFACTURED HOME LOAN: Any Mortgage Loan which is secured by a first lien on real estate to which a Manufactured Home has been permanently affixed.

     MAXIMUM MORTGAGE RATE: With respect to each Group 2 Mortgage Loan, the maximum rate of interest set forth in the related Mortgage Note.

     MINIMUM MORTGAGE RATE: With respect to each Group 2 Mortgage Loan, the minimum rate of interest set forth in the related Mortgage Note.

     MIXED USE LOAN: Any Group 1 Mortgage Loan which is secured by a mixed residential and commercial structure.

     MIXED USE PROPERTY: With respect to Group 1 Mortgage Loans, a property which consists of a mixed residential and commercial structure.

     MONTHLY ADVANCE: An advance made by the Servicer pursuant to Section 6.09.

     MONTHLY PAYMENT: The scheduled monthly payment or Periodic Payment(s) of principal and/or interest required to be made by a Mortgagor on the related Mortgage Loan during any month, as set forth in the related Mortgage Note.

     MONTHLY PREMIUM: With respect to each Group, the monthly premium payable to the Certificate Insurer equal to the product of (i) one-twelfth of the then applicable Premium Percentage and (ii) the then outstanding related Class 1A Principal Balance or Class 2A Principal Balance.

     MOODY'S: Moody's Investors Service, Inc. or any successor thereto.

     MORTGAGE: The mortgage, deed of trust, Land Trust Mortgage or other instrument creating a first or second lien in accordance with applicable law on a Mortgaged Property.

     MORTGAGE FILE: As described in Exhibit A annexed hereto.

     MORTGAGE IMPAIRMENT INSURANCE POLICY: As described in Section 5.08.

     MORTGAGE LOAN: An individual mortgage loan which is assigned and transferred to the Trustee pursuant to this Agreement or a Subsequent Transfer Instrument, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom, the Mortgage Loans originally subject to this Agreement being identified on the Mortgage Loan Schedule annexed hereto as Exhibits H-1, H-2, H-3 and H-4. As applicable, Mortgage Loan shall be deemed to refer to the related REO Property.

     MORTGAGE LOAN SCHEDULE: With respect to each Sub-Pool, the schedule of Mortgage Loans attached hereto as Exhibit H-1, H-2, H-3 or H-4, as supplemented by each schedule of Subsequent Mortgage Loans attached to a Subsequent Transfer Instrument, as such schedule may be amended or supplemented from time to time, such schedule identifying each Mortgage Loan by address of the Mortgaged Property and the name of the Mortgagor and setting forth as to each Mortgage Loan the following information: (i) the Principal Balance as of the Cut-off Date or Subsequent Cut-off Date, (ii) the account number, (iii) the original principal amount, (iv) the Loan-to-Value Ratio or Combined Loan-to-Value Ratio, as the case may be, as of the date of origination of the related Mortgage Loan,
(v) the Due Date, (vi) the first date on which a Monthly Payment is due under the Mortgage Note, (vii) the Monthly Payment, (viii) the maturity date of the related Mortgage Note, (ix) the remaining number of months to maturity as of the Cut-off Date or Subsequent Cut-off Date, (x) the applicable Mortgaged Property State, (xi) the current Mortgage Rate and (xii) with respect to the Group 2 Mortgage Loans only: (1) the Gross Margin, (2) the next Adjustment Date after the Cut-off Date, (3) the Maximum Mortgage Rate, (4) the Minimum Mortgage Rate and (5) the Index.

     MORTGAGE NOTE: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

     MORTGAGE RATE: With respect to each Group 1 Mortgage Loan, the fixed annual rate of interest borne by the related Mortgage Note, as shown on the related Mortgage Loan Schedule. With respect to each Group 2 Mortgage Loan, the annual rate of interest borne by the related Mortgage Note from time to time.

     MORTGAGED PROPERTY: A Single Family Property, Multifamily Property, Mixed Use Property or Commercial Property which secures a Mortgage Loan.

     MORTGAGOR: The obligor on a Mortgage Note.

     MULTIFAMILY LOAN: Any Mortgage Loan which is secured by Multifamily
Property.

     MULTIFAMILY PROPERTY: With respect to a Mortgage Loan, a residential property consisting of five or more dwelling units.

     NET EXCESS AMOUNT AVAILABLE: With respect to any Group and for a particular Remittance Date, the sum of (i) the Available Remittance Amount for such Group

(reduced by the related Monthly Premium to be paid to the Certificate Insurer pursuant to Section 6.04) and (ii) any Insured Payments with respect to such Group.

     NET EXCESS PRINCIPAL: With respect to any Group and for a particular Remittance Date, the Excess Principal for such Group remaining after the application thereof to cover an Available Funds Shortfall with respect to the other Group.

     NET EXCESS SPREAD: With respect to any Group and for a particular Remittance Date, the Excess Spread for such Group remaining after the application thereof to cover Required Payments with respect to such Group (other than in respect of the Class A Principal Remittance Amount after the related Cross-Over Date).

     NET LIQUIDATION PROCEEDS: Liquidation Proceeds net of (i) any reimbursements to the Servicer made therefrom pursuant to Section 5.04(ii) and
(ii) any related accrued and unpaid Annual Trustee Expense Amounts as of the date on which such Liquidation Proceeds were received.

     NET MORTGAGE RATE: With respect to each Mortgage Loan, and at any time, the per annum rate equal to the related Mortgage Rate less the Servicing Fee Rate.

     NONRECOVERABLE ADVANCES: With respect to any Mortgage Loan, (i) any Servicing Advance or Monthly Advance previously made and not reimbursed from late collections pursuant to Section 5.04, or (ii) a Servicing Advance proposed to be made in respect of a Mortgage Loan or REO Property which, in the good faith business judgment of the Servicer would not be ultimately recoverable from late collections, Released Mortgaged Property Proceeds, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property.

     NON-UNITED STATES PERSON: Any Person other than a United States Person.

     NOTICE: As defined in Section 6.06(b).

     OFFICER'S CERTIFICATE: A certificate delivered to the Trustee signed by the President or an Executive Vice President or a Senior Vice President or a Vice President or an Assistant Vice President of either the Depositor or the Servicer, as required by this Agreement.

     ONE-MONTH LIBOR: With respect to the Class 1A and Class 2A Certificates, as determined by the Trustee on the second Business Day preceding the beginning of each Accrual Period, the London interbank offered rate for the relevant Accrual Period for one-month U.S. dollar deposits for a term equal to the relevant Accrual Period as such rates appear on Telerate Page 3750, as of 11:00 a.m. (London time) on such date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to banks in the London interbank market for a term equal to the relevant Accrual Period. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a term equal to the relevant Accrual Period. If the Trustee is unable to determine One Month LIBOR for an Accrual Period, the rate for such Accrual Period shall be One Month LIBOR as determined for the previous Accrual Period. Notwithstanding the foregoing, however, One-Month LIBOR for an Accrual Period shall not be based on One-Month LIBOR for the previous Accrual Period for three consecutive Accrual Periods. If, under the priorities described above, One-Month LIBOR for an Accrual Period would be based on One-Month LIBOR for the previous Accrual Period for the second consecutive Accrual Period, the Trustee shall select a comparable alternative index (over which the Trustee has no control) used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent third party.

     OPINION OF COUNSEL: A written opinion of counsel, who may, without limitation, be counsel for the Servicer, reasonably acceptable to the Trustee and experienced in matters relating to the subject of such opinion; except that any opinion of counsel relating to (a) the qualification of the Trust Fund REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of counsel who (i) does not have any direct financial interest or any material indirect financial interest in the Servicer or in any Person known to a Responsible Officer of the Trustee to be an Affiliate thereof and (ii) is not connected with the Servicer as an officer, employee, director or person performing similar functions.

     ORIGINAL CLASS 1A PRINCIPAL BALANCE: $152,500,000.

     ORIGINAL CLASS 1A-1 PRINCIPAL BALANCE: $52,800,000.

     ORIGINAL CLASS 1A-2 PRINCIPAL BALANCE: $99,700,000.

     ORIGINAL CLASS 2A PRINCIPAL BALANCE: $155,500,000.

     ORIGINAL CLASS 2A-1 PRINCIPAL BALANCE: $55,500,000.

     ORIGINAL CLASS 2A-2 PRINCIPAL BALANCE: $100,000,000.

     ORIGINAL GROUP PRINCIPAL BALANCE: Either the Original Group 1 Principal Balance or the Original Group 2 Principal Balance, as applicable.

     ORIGINAL GROUP 1 PRINCIPAL BALANCE: The aggregate Cut-off Date Principal Balances of the Group 1 Initial Mortgage Loans, which amount is equal to $94,503,580.44.

     ORIGINAL GROUP 2 PRINCIPAL BALANCE: The aggregate Cut-off Date Principal Balances of the Group 2 Initial Mortgage Loans, which amount is equal to $96,590,756.70.

     ORIGINAL POOL PRINCIPAL BALANCE: $191,094,337.14, equal to the sum of the Original Group 1 Principal Balance and the Original Group 2 Principal Balance.

     ORIGINAL PRE-FUNDED AMOUNT: With respect to each Sub-Pool, the amount deposited by the Depositor in the related Pre-Funding Account on the Closing Date, which amount is $21,113,030.52 for Sub-Pool I, $39,884,562.11 for Sub-Pool II, $22,076,960.54 for Sub-Pool III, and $39,884,006.19 for Sub-Pool IV.

     ORIGINAL SUB-POOL I PRINCIPAL BALANCE: The aggregate Cut-off Date principal Balances of the Sub-Pool I Initial Mortgage Loans, which amount is equal to $32,726,064.09.

     ORIGINAL SUB-POOL II PRINCIPAL BALANCE: The aggregate Cut-off Date principal Balances of the Sub-Pool II Initial Mortgage Loans, which amount is equal to $61,777,516.35.

     ORIGINAL SUB-POOL III PRINCIPAL BALANCE: The aggregate Cut-off Date principal Balances of the Sub-Pool III Initial Mortgage Loans, which amount is equal to $34,497,963.28.

     ORIGINAL SUB-POOL IV PRINCIPAL BALANCE: The aggregate Cut-off Date principal Balances of the Sub-Pool IV Initial Mortgage Loans, which amount is equal to $62,092,793.42.

     OVERCOLLATERALIZATION AMOUNT: With respect to any Sub-Pool and for a particular Remittance Date, the excess, if any, of (i) the sum of (a) the related Sub-Pool Principal Balance, (b) the related Pre-Funded Amount and (c) the amount, if any, on deposit in the related Reserve Account allocated to such Sub-Pool as of the close of business on the last day of the related Due Period over (ii) the related Class A Principal Balance after giving effect to distributions of the related Class A Principal Remittance Amount for such Sub-Pool on such Remittance Date.

     OWNER-OCCUPIED MORTGAGED PROPERTY: A Residential Dwelling that the related Mortgagor represented an intent to occupy as such Mortgagor's primary, secondary or vacation residence at the origination of the Mortgage Loan.

     PAYING AGENT: Initially, the Trustee, and thereafter, the Trustee or any other Person that meets the eligibility standards for the Paying Agent specified in Section 14.13 and is authorized by the Trustee to make payments on the Certificates on behalf of the Trustee.

     PERCENTAGE INTEREST: With respect to a Class 1A-1, Class 1A-2, Class 2A-1, or Class 2A-2 Certificate, the portion of the Class evidenced by such Certificate, expressed as a percentage rounded to four decimal places, equivalent to a fraction the numerator of which is the denomination represented by such Certificate and the denominator of which is the Original Class 1A-1, Class 1A-2, Class 2A-1, or Class 2A-2 Principal Balance, as applicable. With respect to the Class R Certificates, the portion of the Class evidenced by such Certificate as stated on the face thereof; provided, however, that no more than 100% Percentage Interests in the Class R Certificates shall be outstanding at any one time.

     PERIODIC RATE CAP: With respect to each Group 2 Mortgage Loan, the provision in each Mortgage Note that limits permissible increases and decreases in the Mortgage Rate on any Adjustment Date, (i) with respect to the Group 2 Mortgage Loans with a One-Year Treasury Index, to not more than two percentage points, and (ii) with respect to the Group 2 Mortgage Loans with a Six-Month LIBOR Index (the "Six-Month LIBOR Loans"), to not more than one percentage point, or, with respect to the Six-Month LIBOR Loans which are subject to an adjustment after an initial twenty-four month period, increase to not more than two percentage points on the initial Adjustment Date only.

     PERIODIC PAYMENT: With respect to any Periodic Payment Loan, as of any date of determination, the scheduled payment of principal and/or interest required to be made by a Mortgagor as set forth in the related Mortgage Note.

     PERIODIC PAYMENT LOANS: Any Mortgage Loan that provided, on the date of origination, for Periodic Payments to be made every twenty-eight (28) days.

     PERMITTED INSTRUMENTS: As used herein, Permitted Instruments shall include the following:

          (i) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, FHLMC senior debt obligations, and FNMA senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

          (ii) federal funds, certificates of deposit, time and demand deposits and banker's acceptances of any bank or trust company incorporated under the laws of the United States or any state thereof (in each case having maturities of less than 365 days), provided that the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated "A-1" or better by S&P and Prime-1 by Moody's;

          (iii) deposits of any bank or savings and loan association, provided that the long-term unsecured debt obligations of such bank or savings and loan association have been rated Baa3 or better by Moody's or "BBB-" or better by S&P and which has combined capital, surplus and undivided profits of at least $3,000,000, which deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC;

          (iv) commercial paper (having original maturities of not more than 180 days) or demand notes rated "A-1" or better by S&P and Prime-1 by Moody's and issued by an entity having a long-term rating of A2 or better by Moody's;

          (v) investments in money market funds rated "AAAm" or "AAAm-G" by S&P and Aaa by Moody's; and

          (vi) investments approved by S&P, Moody's and the Certificate Insurer in writing delivered to the Trustee;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par.

     PERMITTED TRANSFEREE: Any transferee of a Class R Certificate other than a Disqualified Organization or Non-United States Person.

     PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

     POOL PRINCIPAL BALANCE: As of any date of determination, the aggregate of the Group 1 Principal Balance and the Group 2 Principal Balance.

     PREFERENCE AMOUNT: As defined in Section 6.06(b).

     PRE-FUNDED AMOUNT: With respect to each Sub-Pool and with respect to any Determination Date, the amount on deposit in the related Pre-Funding Account.

     PRE-FUNDING ACCOUNT: With respect to each Sub-Pool, the account established and maintained pursuant to Section 6.12. With respect to Sub-Pool I, the Pre-Funding Account shall be known as the Sub-Pool I Pre-Funding Account, with respect to Sub-Pool II, the Pre-Funding Account shall be known as the Sub-Pool II Pre-Funding Account with respect to Sub-Pool III, the Pre-Funding Account shall be known as the Sub-Pool III Pre-Funding Account and with respect to Sub-Pool IV, the Pre-Funding Account shall be known as the Sub-Pool IV Pre-Funding Account.

     PREMIUM PERCENTAGE: With respect to each Group and as of any Remittance Date, the percentage designated as such in the Insurance Agreement.

     PREPAYMENT ASSUMPTION: With respect to Group 1, 2% per annum of the then outstanding principal balance of the Group 1 Mortgage Loans in the first month of the life of the Group 1 Mortgage Loans, and an additional 1.2% per annum in each month thereafter until the twenty-first month and in each month thereafter during the life of the Group 1 Mortgage Loans, 26% per annum each month. With respect to Group 2, an assumed constant rate of prepayment equal to 28% per annum.

     PRINCIPAL AND INTEREST ACCOUNT: With respect to each Sub-Pool, the principal and interest account established by the Servicer pursuant to Section
5.03. With respect to Sub-Pool I, the Principal and Interest Account shall be known as the Sub-Pool I Principal and Interest Account and with respect to Sub-Pool II, the Principal and Interest Account shall be known as the Sub-Pool II Principal and Interest Account with respect to Sub-Pool III, the Principal and Interest Account shall be known as the Sub-Pool III Principal and Interest Account and with respect to Sub-Pool IV, the Principal and Interest Account shall be known as the Sub-Pool IV Principal and Interest Account.

     PRINCIPAL BALANCE: With respect to any Mortgage Loan or related REO Property, at any date of determination, (i) the Cut-off Date Principal Balance of such Mortgage Loan (or the principal balance outstanding as of the Subsequent Cut-off Date with respect to a Subsequent Mortgage Loan or as of the applicable substitution date with respect to a Qualified Substitute Mortgage Loan), after application of principal payments received on or before such Cut-off Date (or on or before such Subsequent Cut-off Date or substitution date), minus (without duplication) (ii) the sum of (a) the principal portion of the Monthly Payments received during each Due Period ending prior to the most recent Remittance Date and deposited in the related Principal and Interest Account pursuant to Section 5.03, and (b) all Principal Prepayments, Curtailments, Excess Payments, Insurance Proceeds, Net Liquidation Proceeds, Released Mortgaged Property Proceeds, the principal portion of any Periodic Payment deferred and subsequently forgiven and net income from any REO Property to the extent applied by the Servicer as recoveries of principal, which were distributed pursuant to
Section 6.06 on any previous Remittance Date. The Principal Balance of any Liquidated Mortgage Loan in the month following the month in which such loan became a Liquidated Mortgage Loan is zero.

     PRINCIPAL PAYMENT TABLE: The table with respect to each Sub-Pool set forth as Exhibit P.

     PRINCIPAL PREPAYMENT: Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date which is intended to satisfy a Mortgage Loan in full.

     PROPOSED SUBSEQUENT MORTGAGE LOAN SCHEDULE: With respect to each Sub-Pool, the proposed schedule of mortgage loans or potential mortgage loans from which the majority of the Subsequent Mortgage Loans will be obtained, attached hereto as Exhibit R.

     PROSPECTUS: The prospectus and prospectus supplement, as supplemented, prepared by the Depositor in connection with the initial issuance and sale of the Class 1A and Class 2A Certificates.

     PURCHASE PRICE: As defined in Section 5.11.

     QUALIFIED MORTGAGE: "Qualified Mortgage" shall have the meaning set forth from time to time in the definition thereof at Section 860G(a)(3) of the Code (or any successor statute thereto).

     QUALIFIED SUBSTITUTE MORTGAGE LOAN: A Mortgage Loan substituted by the Depositor for a Deleted Mortgage Loan pursuant to Section 2.05 or 3.03, which,

          (A) with respect to any Group 1 Mortgage Loan, (i) has a fixed mortgage interest rate of not less than (and not more than two percentage points higher than) the Mortgage Rate of the Deleted Mortgage Loan; (ii) relates to the same type of Mortgaged Property as the Deleted Mortgage Loan and has the same lien priority as the Deleted Mortgage Loan; (iii) has a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (iv) has a Loan-to-Value Ratio, or a Combined Loan-to-Value Ratio, as the case may be, no higher than that of the Deleted Mortgage Loan; (v) has a principal balance (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance of the Deleted Mortgage Loan as of such date; (vi) satisfies the criteria set forth from time to time in the definition of "qualified replacement mortgage" at Section 860G(a)(4) of the Code (or any successor statute thereto); (vii) has the same or lower credit risk, as measured by credit risk category, under the Depositor's underwriting guidelines; and (viii) complies with each representation and warranty set forth in Sections 3.01, 3.02(a) and 3.02(b), and

          (B) with respect to any Group 2 Mortgage Loan, (i) has a Maximum Mortgage Rate no lower than (and not more than two percentage points higher than) the Maximum Mortgage Rate of the Deleted Mortgage Loan, and has a Minimum Mortgage Rate no lower than (and not more than one percentage point higher than) the Minimum Mortgage Rate of the Deleted Mortgage Loan; (ii) has the same Index and Periodic Rate Cap as that of the Deleted Mortgage Loan and a Gross Margin not less than that of the Deleted Mortgage Loan and, if Mortgage Loans equal to 1% or more of the Pool Stated Principal Balance of the Mortgage Loans as of the Cut-off Date have become Deleted Mortgage Loans, not more than two percentage points more than that of the Deleted Mortgage Loan; (iii) shall be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iv) has a principal balance (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance of the Deleted Mortgage Loan as of such date;
     (v) has a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (vi) has a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (vii) satisfies the criteria set forth from time to time in the definition of "qualified replacement mortgage" at Section 860G(a)(4) of the Code (or any successor statute thereto); (viii) has the same or lower credit risk, as measured by credit risk category, under the Depositor's underwriting guidelines; (ix) has a Net Mortgage Rate (net of any portion of the interest on such Mortgage Loan that may be retained by the Depositor) within two percentage points of that of the Deleted Mortgage Loan; and (x) complies with each representation and warranty set forth in Sections 3.01, 3.02(a) and 3.02(c).

     REALIZED LOSS: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or greater than the related Principal Balance as of the date of liquidation) equal to the outstanding Principal Balance of such Mortgage Loan as of the date of liquidation minus that portion of Net Liquidation Proceeds actually distributed to Class A Certificateholders pursuant to Section 6.06(c) in respect of such Liquidated Mortgage Loan.

     RECORD DATE: The Business Day immediately preceding the related Remittance Date.

     REFERENCE BANKS: Such leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

     REIMBURSABLE AMOUNTS: As of any date of determination, an amount payable to the Servicer or the Depositor with respect to (i) Monthly Advances and Servicing Advances not previously reimbursed and (ii) any advances reimbursable pursuant to Section 9.01 and not previously reimbursed pursuant to Section 6.03(c) or 6.06(c).

     RELEASED MORTGAGED PROPERTY PROCEEDS: As to any Mortgage Loan, proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which are not released to the Mortgagor in accordance with applicable law, customary mortgage servicing procedures and this Agreement.

     REMAINING NET EXCESS SPREAD: With respect to any Group and for a particular Remittance Date, the Net Excess Spread for such Group remaining after the application thereof to cover an Available Funds Shortfall with respect to the other Group.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     REMIC PROVISIONS: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of the Code, and any related provisions and proposed, temporary and final Treasury regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

     REMITTANCE DATE: The 25th day of any month or if such 25th day is not a Business Day, the first Business Day immediately following, commencing on January 26, 1998.

     RENTS FROM REAL PROPERTY: With respect to any REO Property relating to a Multifamily Loan, Mixed Use Loan or Commercial Loan, gross income of the character described in Section 856(d) of the Code.

     REO DISPOSITION: The final sale of a Mortgaged Property acquired in foreclosure or by deed in lieu of foreclosure.

     REO PROPERTY: As defined in Section 5.10.

     REQUIRED OVERCOLLATERALIZATION AMOUNT: With respect to any Sub-Pool and at any time, the overcollateralization amount required by the Certificate Insurer and set forth as the "Required Overcollateralization Amount" in the Insurance Agreement with respect to each Sub-Pool.

     REQUIRED PAYMENTS: With respect to any Group and for a particular Remittance Date, the amount required to pay the Class A Interest Remittance Amount with respect to all Classes of Class A Certificates, the Class A Principal Remittance Amount with respect to all Classes of Class A Certificates, the related Annual Trustee Expense Amount and the related Monthly Premium to be paid to the Certificate Insurer pursuant to Section 6.04.

     RESERVE ACCOUNT: With respect to each Group, and if required by the Certificate Insurer, the Account established and maintained pursuant to Section 6.14, which must be an Eligible Account. With respect to Group 1, the Reserve Account shall be known as the Group 1 Reserve Account and with respect to Group 2, the Reserve Account shall be known as the Group 2 Reserve Account.

     RESIDENTIAL DWELLING: A one- to four-family dwelling, a unit in a planned unit development, a unit in a condominium development or a manufactured home.

     RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer assigned to the Asset-Backed Securities Trust Services Department (or any successor thereto), including any Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above officers and having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Depositor or the Servicer, the President or any Executive Vice President, Senior Vice President, Vice President, Assistant Vice President, or any Secretary or Assistant Secretary, or any Treasurer or Assistant Treasurer.

     SERIES: 1997-4.

     SERVICER: Superior Bank FSB, or any successor appointed as provided herein.

     SERVICER'S CERTIFICATE: As defined in Section 6.08.

     SERVICER'S MONTHLY REMITTANCE REPORT: A report prepared by the Servicer substantially in the form of Exhibit Q.

     SERVICING ADVANCES: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, including without limitation advances in respect of real estate taxes and assessments and insurance premiums on fire, hazard and flood insurance policies, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of an REO Property, (iv) compliance with the obligations under Sections 5.01(e), 5.02, 5.05, 5.07, 5.15 and Article XIII, which Servicing Advances are reimbursable to the Servicer to the extent provided in this Agreement and (v) in connection with the liquidation of a Group 1 Mortgage Loan, expenditures relating to the purchase or maintenance of the First Lien pursuant to Section 5.14, for all of which costs and expenses the Servicer is entitled to reimbursement in accordance with this Agreement. Notwithstanding anything herein to the contrary, no Servicing Advance shall be required to be made hereunder if such Servicing Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate delivered to the Certificate Insurer, the Depositor and the Trustee no later than the Business Day following such determination.

     SERVICING COMPENSATION: The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 7.03. The Servicer's right to Servicing Compensation may be reduced as set forth in Section 6.10.

     SERVICING FEE: As to each Mortgage Loan (including any Mortgage Loan as to which the related Mortgaged Property has become REO Property), the annual fee payable to the Servicer. Such fee shall be calculated and payable monthly only from the amounts received in respect of interest on such Mortgage Loan and shall be computed by multiplying (i) the principal balance on which interest accrues on the Mortgage Loan by (ii) the Servicing Fee Rate and by further multiplying the product thereof by (iii) a fraction, the numerator of which is the number of days in the period elapsed since the date to which interest was last paid by the Mortgagor or advanced by the Servicer and the denominator of which is the number of days in the annual period for which interest accrues on the related Mortgage Loan. The Servicing Fee is payable solely from the interest portion of (i) Monthly Payments, (ii) Liquidation Proceeds, (iii) Insurance Proceeds or (iv) Released Mortgaged Property Proceeds collected by the Servicer, or as otherwise provided in Section 5.04. The Servicing Fee includes any servicing fees owed or payable to any Subservicer.

     SERVICING FEE RATE: 0.65% per annum.

     SERVICING OFFICER: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer's Certificate furnished on the Closing Date to the Trustee and the Certificateholders by the Servicer, as such list may from time to time be amended.

     SINGLE FAMILY PROPERTY: A one- to four-family residential property individual condominium unit, manufactured home, or unit in a planned unit development.

     S&P: Standard & Poor's Ratings Services, A Division of the McGraw-Hill Companies, Inc., or any successor thereto.

     SPECIAL POWER OF ATTORNEY: As defined in Section 2.04(f).

     STARTUP DAY: The day designated as such pursuant to Section 13.01.

     SUB-POOL: Either Sub-Pool I, Sub-Pool II, Sub-Pool III or Sub-Pool IV.

     SUB-POOL FACTOR: With respect to each Sub-Pool and as of any date of calculation, the related Sub-Pool Principal Balance after giving effect to the distributions to be made on the related Remittance Date as of such date divided by the sum of the Original Sub-Pool Principal Balance with respect to such Sub-Pool and the Principal Balances of all Subsequent Mortgage Loans with respect to such Sub-Pool as of the Subsequent Cut-off Date.

     SUB-POOL PRINCIPAL BALANCE: Either the Sub-Pool I Principal Balance, the Sub-Pool II Principal Balance, the Sub-Pool III Principal Balance or the Sub-Pool IV Principal Balance.

     SUB-POOL I: (i) the Sub-Pool I Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all proceeds thereof, (ii) such assets as from time to time are identified as REO Property with respect to Sub-Pool I or are deposited, with respect to Sub-Pool I in the Group 1 Certificate Account, Group 1 Trustee Expense Account, Group 1 Reserve Account, Sub-Pool I Interest Coverage Account, the Sub-Pool I Pre-Funding Account or the Sub-Pool I Principal and Interest Account, including any amounts on deposit in the foregoing accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Sub-Pool I Mortgage Loans required to be maintained pursuant to this Agreement and any Insurance Proceeds with respect thereto, (iv) the Certificate Insurance Policy, (v) Liquidation Proceeds with respect to Sub-Pool I Mortgage Loans and (vi) Released Mortgaged Property Proceeds with respect to Sub-Pool I Mortgage Loans. The Depositor's Yield and amounts received after the Cut-off Date in the case of the Sub-Pool I Initial Mortgage Loans, or after a Subsequent Cut-off Date in the case of the Sub-Pool I Subsequent Mortgage Loans, in respect of interest accrued on the Sub-Pool I Mortgage Loans on or prior to the Cut-off Date, or a Subsequent Cut-off Date, as the case may be, do not constitute part of Sub-Pool I.

     SUB-POOL I INITIAL MORTGAGE LOANS: The Initial Mortgage Loans with respect to Sub-Pool I.

     SUB-POOL I INTEREST COVERAGE ACCOUNT: The Interest Coverage Account with respect to Sub-Pool I.

     SUB-POOL I MORTGAGE LOANS: The Mortgage Loans subject to this Agreement included in Sub-Pool I.

     SUB-POOL I PRE-FUNDING ACCOUNT: The Pre-Funding Account with respect to Sub-Pool I.

     SUB-POOL I PRINCIPAL AND INTEREST ACCOUNT: The Principal and Interest Account with respect to Sub-Pool I.

     SUB-POOL I PRINCIPAL BALANCE: As of any date of determination, the aggregate Principal Balances of the Sub-Pool I Mortgage Loans.

     SUB-POOL I SUBSEQUENT MORTGAGE LOAN: A Sub-Pool I Mortgage Loan assigned and transferred by the Depositor to the Trustee pursuant to Section 2.10, such Sub-Pool I Mortgage Loan being identified on the related Mortgage Loan Schedule attached to a Sub-Pool I Subsequent Transfer Instrument.

     SUB-POOL I SUBSEQUENT TRANSFER INSTRUMENT: Each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Trustee and the Depositor substantially in the form of Exhibit T, by which Sub-Pool I Subsequent Mortgage Loans are transferred and assigned to the Trustee.

     SUB-POOL II: (i) the Sub-Pool II Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all proceeds thereof, (ii) such assets as from time to time are identified as REO Property with respect to Sub-Pool II or are deposited, with respect to Sub-Pool II, in the Group 1 Certificate Account, Group 1 Trustee Expense Account, Group 1 Reserve Account, Sub-Pool II Interest Coverage Account, the Sub-Pool II Pre-Funding Account and the Sub-Pool II Principal and Interest Account, including any amounts on deposit in the foregoing accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Sub-Pool II Mortgage Loans required to be maintained pursuant to this Agreement and any Insurance Proceeds with respect thereto, (iv) the Certificate Insurance Policy, (v) Liquidation Proceeds with respect to Sub-Pool II Mortgage Loans and (vi) Released Mortgaged Property Proceeds with respect to Sub-Pool II Mortgage Loans. The Depositor's Yield and amounts received after the Cut-off Date in the case of the Sub-Pool II Initial Mortgage Loans, or after a Subsequent Cut-off Date in the case of the Sub-Pool II Subsequent Mortgage Loans, in respect of interest accrued on the Sub-Pool II Mortgage Loans on or prior to the Cut-off Date, or a Subsequent Cut-off Date, as the case may be, do not constitute part of Sub-Pool II.

     SUB-POOL II INITIAL MORTGAGE LOANS: The Initial Mortgage Loans with respect to Sub-Pool II.

     SUB-POOL II INTEREST COVERAGE ACCOUNT: The Interest Coverage Account with respect to Sub-Pool II.

     SUB-POOL II MORTGAGE LOANS. The Mortgage Loans subject to this Agreement included in Sub-Pool II.

     SUB-POOL II PRE-FUNDING ACCOUNT: The Pre-Funding Account with respect to Sub-Pool II.

     SUB-POOL II PRINCIPAL AND INTEREST ACCOUNT: The Principal and Interest Account with respect to Sub-Pool II.

     SUB-POOL II PRINCIPAL BALANCE: As of any date of determination, the aggregate Principal Balances of the Sub-Pool II Mortgage Loans.

     SUB-POOL II SUBSEQUENT MORTGAGE LOAN: A Sub-Pool II Mortgage Loan assigned and transferred by the Depositor to the Trustee pursuant to Section 2.10, such Sub-Pool II Mortgage Loan being identified on the related Mortgage Loan Schedule attached to a Sub-Pool II Subsequent Transfer Instrument.

     SUB-POOL II SUBSEQUENT TRANSFER INSTRUMENT: Each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Trustee and the Depositor substantially in the form of Exhibit T, by which Sub-Pool II Subsequent Mortgage Loans are transferred and assigned to the Trustee.

     SUB-POOL III: (i) the Sub-Pool III Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all proceeds thereof, (ii) such assets as from time to time are identified as REO Property with respect to Sub-Pool III or are deposited, with respect to Sub-Pool III, in the Group 2 Certificate Account, Group 2 Trustee Expense Account, Group 2 Reserve Account, Sub-Pool III Interest Coverage Account, the Sub-Pool III Pre-Funding Account or the Sub-Pool III Principal and Interest Account, including any amounts on deposit in the foregoing accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Sub-Pool III Mortgage Loans required to be maintained pursuant to this Agreement and any Insurance Proceeds with respect thereto, (iv) the Certificate Insurance Policy, (v) Liquidation Proceeds with respect to Sub-Pool III Mortgage Loans and (vi) Released Mortgaged Property Proceeds with respect to Sub-Pool III Mortgage Loans. The Depositor's Yield and amounts received after the Cut-off Date in the case of the Sub-Pool III Initial Mortgage Loans, or after a Subsequent Cut-off Date in the case of the Sub-Pool III Subsequent Mortgage Loans, in respect of interest accrued on the Sub-Pool III Mortgage Loans on or prior to the Cut-off Date, or a Subsequent Cut-off Date, as the case may be, do not constitute part of Sub-Pool III.

     SUB-POOL III INITIAL MORTGAGE LOANS: The Initial Mortgage Loans with respect to Sub-Pool III.

     SUB-POOL III INTEREST COVERAGE ACCOUNT: The Interest Coverage Account with respect to Sub-Pool III.

     SUB-POOL III MORTGAGE LOANS: The Mortgage Loans subject to this Agreement included in Sub-Pool III.

     SUB-POOL III PRE-FUNDING ACCOUNT: The Pre-Funding Account with respect to Sub-Pool III.

     SUB-POOL III PRINCIPAL AND INTEREST ACCOUNT: The Principal and Interest Account with respect to Sub-Pool III.

     SUB-POOL III PRINCIPAL BALANCE: As of any date of determination, the aggregate Principal Balances of the Sub-Pool III Mortgage Loans.

     SUB-POOL III SUBSEQUENT MORTGAGE LOAN: A Sub-Pool III Mortgage Loan assigned and transferred by the Depositor to the Trustee pursuant to Section 2.10, such Sub-Pool III Mortgage Loan being identified on the related Mortgage Loan Schedule attached to a Sub-Pool III Subsequent Transfer Instrument.

     SUB-POOL III SUBSEQUENT TRANSFER INSTRUMENT: Each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Trustee and the Depositor substantially in the form of Exhibit T, by which Sub-Pool III Subsequent Mortgage Loans are transferred and assigned to the Trustee.

     SUB-POOL IV: (i) the Sub-Pool IV Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all proceeds thereof, (ii) such assets as from time to time are identified as REO Property with respect to Sub-Pool IV or are deposited, with respect to Sub-Pool IV, in the Group 2 Certificate Account, Group 2 Trustee Expense Account, Group 2 Reserve Account, Sub-Pool IV Pre-Funding Account, Sub-Pool IV Interest Coverage Account, the Sub-Pool IV Pre-Funding Account or the Sub-Pool IV Principal and Interest Account, including any amounts on deposit in the foregoing accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Sub-Pool IV Mortgage Loans required to be maintained pursuant to this Agreement and any Insurance Proceeds with respect thereto, (iv) the Certificate Insurance Policy, (v) Liquidation Proceeds with respect to Sub-Pool IV Mortgage Loans and (vi) Released Mortgaged Property Proceeds with respect to Sub-Pool IV Mortgage Loans. The Depositor's Yield and amounts received after the Cut-off Date in the case of the Sub-Pool IV Initial Mortgage Loans, or after a Subsequent Cut-off Date in the case of the Sub-Pool IV Subsequent Mortgage Loans, in respect of interest accrued on the Sub-Pool IV Mortgage Loans on or prior to the Cut-off Date, or a Subsequent Cut-off Date, as the case may be, do not constitute part of Sub-Pool IV.

     SUB-POOL IV INITIAL MORTGAGE LOANS: The Initial Mortgage Loans with respect to Sub-Pool IV.

     SUB-POOL IV INTEREST COVERAGE ACCOUNT: The Interest Coverage Account with respect to Sub-Pool IV.

     SUB-POOL IV MORTGAGE LOANS. The Mortgage Loans subject to this Agreement included in Sub-Pool IV.

     SUB-POOL IV PRE-FUNDING ACCOUNT: The Pre-Funding Account with respect to Sub-Pool IV.

     SUB-POOL IV PRINCIPAL AND INTEREST ACCOUNT: The Principal and Interest Account with respect to Sub-Pool IV.

     SUB-POOL IV PRINCIPAL BALANCE: As of any date of determination, the aggregate Principal Balances of the Sub-Pool IV Mortgage Loans.

     SUB-POOL IV SUBSEQUENT MORTGAGE LOAN: A Sub-Pool IV Mortgage Loan assigned and transferred by the Depositor to the Trustee pursuant to Section 2.10, such Sub-Pool IV Mortgage Loan being identified on the related Mortgage Loan Schedule attached to a Sub-Pool IV Subsequent Transfer Instrument.

     SUB-POOL IV SUBSEQUENT TRANSFER INSTRUMENT: Each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Trustee and the Depositor substantially in the form of Exhibit T, by which Sub-Pool IV Subsequent Mortgage Loans are transferred and assigned to the Trustee.

     SUBORDINATED AMOUNT: With respect to each Group, the amount set forth as such in the Insurance Agreement.

     SUBSERVICER: Any Person with whom the Servicer has entered into a Subservicing Agreement and who satisfies any requirements set forth in Section 5.01(a) in respect of the qualification of a Subservicer.

     SUBSERVICING AGREEMENT: Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of certain Mortgage Loans as provided in Section 5.01(a), a copy of which shall be delivered, along with any modifications thereto, to the Trustee.

     SUBSEQUENT CUT-OFF DATE: With respect to those Subsequent Mortgage Loans which are transferred and assigned to the Trustee pursuant to a Subsequent Transfer Instrument, the close of Business on the day prior to the related Subsequent Transfer Date.

     SUBSEQUENT MORTGAGE LOAN: A Group 1 Subsequent Mortgage Loan or a Group 2 Subsequent Mortgage Loan.

     SUBSEQUENT TRANSFER DATE: The date on which a Subsequent Mortgage Loan is transferred and assigned to the Trustee, which date shall be no later than February 24, 1998.

     SUBSEQUENT TRANSFER INSTRUMENT: A Sub-Pool I Subsequent Transfer Instrument, a Sub-Pool II Subsequent Transfer Instrument, a Sub-Pool III Subsequent Transfer Instrument or a Sub-Pool IV Subsequent Transfer Instrument.

     SUBSTITUTION ADJUSTMENT: As to any date on which a substitution occurs pursuant to Sections 2.05 or 3.03, the amount (if any) by which the aggregate principal balances

(after application of principal payments received on or before the date of substitution) of any Qualified Substitute Mortgage Loans as of the date of substitution, are less than the aggregate of the Principal Balances, together with accrued and unpaid interest thereon to the date of substitution, of the related Deleted Mortgage Loans.

     TAX MATTERS PERSON: The Person or Persons designated from time to time to act as the "tax matters person" (within the meaning of the REMIC Provisions).

     TAX MATTERS PERSON RESIDUAL INTEREST CERTIFICATE: The interest in the Class R Certificates held by the Tax Matters Person pursuant to Section 13.01(c).

     TAX RETURN: The federal income tax return on Internal Revenue Service Form 1066, "U.S. Real Estate Mortgage Investment Conduit Income Tax Return," including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund REMIC, due to its classification as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provision of federal, state or local tax laws.

     TELERATE PAGE 3750: The display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace the page on that service for the purpose of displaying comparable rates or prices).

     TERMINATION PRICE: As defined in Section 11.01.

     TRANSFER AFFIDAVIT: As defined in Section 4.02(c)(ii).

     TRANSFER CERTIFICATE: As defined in Section 4.02(c)(ii).

     TRIGGER EVENT: With respect to Group 1, a trigger event shall occur if (i) with respect to any Determination Date occurring prior to December 2002, the sum of (x) the aggregate Realized Losses with respect to Group 1 experienced as of such Determination Date and (y) the Delinquency Calculation Amount with respect to such Determination Date exceeds $11,149,434 or (ii) with respect to any Determination Date occurring prior to December 2007, the sum of (x) the aggregate Realized Losses with respect to Group 1 experienced as of such Determination Date and (y) the Delinquency Calculation Amount with respect thereto exceeds $16,724,151.

     With respect to Group 2, a trigger event shall occur if (i) with respect to any Determination Date occurring prior to December 2002, the sum of (x) the aggregate Realized Losses with respect to Group 2 experienced as of such Determination Date and (y) the Delinquency Calculation Amount with respect to such Determination Date exceeds $9,058,945 or (ii) with respect to any Determination Date occurring prior to December 2007, the sum of (x) the aggregate Realized Losses with respect to Group 2 experienced as of such Determination Date and (y) the Delinquency Calculation Amount with respect thereto exceeds $13,588,418.

     TRUST: AFC Mortgage Loan Asset Backed Certificates, Series 1997-4.

     TRUST FUND: Collectively, Group 1 and Group 2.

     TRUST FUND REMIC: The Trust Fund, exclusive of the Interest Coverage Accounts established pursuant to Section 6.13.

     TRUSTEE: LaSalle National Bank, or its successor in interest, or any successor trustee appointed as herein provided.

     TRUSTEE EXPENSE ACCOUNT: With respect to each Group, the account established and maintained by the Trustee in accordance with Section 6.03. With respect to Group 1, the Trustee Expense Account shall be known as the Group 1 Trustee Expense Account and with respect to Group 2, the Trustee Expense Account shall be known as the Group 2 Trustee Expense Account.

     TRUSTEE'S MORTGAGE FILE: The documents delivered to the Trustee or the Custodian pursuant to Section 2.04.

     UNITED STATES PERSON: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust other than a "foreign trust" within the meaning of Section 7701(a)(31) of the Code.

     UNRECOVERED CLASS A PORTION: With respect to either the Class 1A or the Class 2A Certificates and any Remittance Date, the excess, if any, of (A) the related Class 1A or Class 2A Principal Balance minus the sum of (i) all amounts (excluding that portion of Insured Payments with respect to the related Sub-Pool, if any, to be made in respect of principal) to be distributed to the related Class 1A or Class 2A Certificateholders in respect of principal on such Remittance Date on account of amounts described in clauses (c)(i) through
(c)(iii), inclusive, and clauses (c)(v) (to the extent the amount in clause
(c)(v) represents a right to receive principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount, (ii) all other amounts to be distributed to the related Class 1A or Class 2A Certificateholders constituting Additional Principal to the extent necessary to reach the Required Overcollateralization Amount for the related Sub-Pool on such Remittance Date, and (iii) all amounts distributed to the related Class 1A or Class 2A Certificateholders as a mandatory prepayment pursuant to the last paragraph of Section 6.06(c) (only on the Remittance Date occurring on February 25, 1998), over (B) the sum of (i) the related Sub-Pool Principal Balance plus (ii) the related Pre-Funded Amount minus the sum of (x) the principal portion of the Monthly Payments received during the related Due Period and deposited in the related Principal and Interest Account pursuant to
Section 5.03, and all Principal Prepayments, Curtailments, Excess Payments, Insurance Proceeds, Net Liquidation Proceeds, Released Mortgaged Property Proceeds and net income from any REO Property with respect to Mortgage Loans with respect to the related Sub-

Pool to the extent applied by the Servicer as recoveries of principal in respect of the related Mortgage Loans, which will be distributed to the related Class 1A or Class 2A Certificateholders pursuant to Section 6.06 on such Remittance Date, plus (y) the aggregate of, as to each related Mortgage Loan which became a Liquidated Mortgage Loan during the related Due Period, an amount (not less than zero or greater than the related Principal Balance) equal to the excess, if any, of (i) the Principal Balance of such Liquidated Mortgage Loan over (ii) the principal portion of the related Net Liquidation Proceeds included in item
(b)(iii) of the definition of Class A Principal Remittance Amount that will actually be distributed to the related Class 1A or Class 2A Certificateholders on such Remittance Date, pursuant to Section 6.06(c)(A)(X)(ii) and 6.06(c)(A)(Y)(ii) with respect to Group 1 and Sections 6.06(c)(B)(X)(ii) and 6.06(c)(B)(Y)(ii) with respect to Group 2.

     VOTING RIGHTS: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, 100% of all of the Voting Rights with respect to Group 1 shall be allocated among Holders of Class 1A-1 Certificates and Class 1A-2 Certificates in the proportion that the related Class Principal Balance bears to the sum of the Class 1A-1 Principal Balance and the Class 1A-2 Principal Balance on such date, and allocated among the Certificates of each such Class in accordance with their respective Percentage Interests. As of any date of determination, 100% of all of the Voting Rights with respect to Group 2 shall be allocated among Holders of Class 2A-1 Certificates and Class 2A-2 Certificates in the proportion that the related Class Principal Balance bears to the sum of the Class 2A-1 Principal Balance and Class 2A-2 Principal Balance, and allocated among the Certificates of each such class in accordance with their respective Percentage Interests.

                                   ARTICLE II

                      SALE AND CONVEYANCE OF THE TRUST FUND

     Section 2.01 Sale and Conveyance of Trust Fund; Priority and Subordination of Ownership Interests.

     (a) The Depositor does hereby sell, transfer, assign, set over and convey without recourse to the Trustee, but subject to the subordination described below in this Section and the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Group 1 and Group 2 Mortgage Loans, together with any amounts due after the Cut-off Date with respect to the Initial Mortgage Loans or after a Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans (other than the Depositor's Yield), and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders.

     (b) The rights of the Certificateholders to receive payments with respect to the Mortgage Loans in respect of the Certificates, and all ownership interests of the Certificateholders in such payments, shall be as set forth in this Agreement. In this regard, all rights of the Class R Certificateholders to receive payments in respect of the Class R Certificates are subject and subordinate to the preferential rights of the Class A Certificateholders to receive payments in respect of the Class A Certificates, to the extent set forth herein. In accordance with the foregoing, the ownership interest of the Class R Certificateholders in amounts deposited in the Principal and Interest Accounts and the Certificate Accounts from time to time shall not vest unless and until such amounts are distributed in respect of the Class R Certificates in accordance with the terms of this Agreement.

     Section 2.02 Possession of Mortgage Files.

     (a) Upon the issuance of the Certificates, and upon delivery of each Subsequent Mortgage Loan or Qualified Substitute Mortgage Loan, the ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File is vested in the Trustee for the benefit of the Certificateholders.

     (b) Pursuant to Section 2.04, the Depositor has delivered or caused to be delivered to the Trustee or the Custodian each Trustee's Mortgage File with respect to the Initial Mortgage Loans.

     Section 2.03 Books and Records.

     The sale of each Mortgage Loan shall be reflected on the Depositor's balance sheets and other financial statements as a sale of assets by the Depositor. The Depositor shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Trustee for the benefit of the Certificateholders.

     Section 2.04 Delivery of Mortgage Loan Documents.

     The Depositor, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee or, if a Custodian has been appointed pursuant to Section 12.12, to the Custodian, the Certificate Insurance Policy and each of the following documents for each Initial Mortgage Loan. The Depositor, contemporaneously with delivery of a Subsequent Transfer Instrument, shall deliver or cause to be delivered to the Trustee or, if a Custodian has been appointed pursuant to Section 12.12, to the Custodian, each of the following documents for each related Subsequent Mortgage Loan:

     (a) The original Mortgage Note, showing a complete chain of endorsements and endorsed by the last endorsee thereof, "Pay to the order of _____________________ [or LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of December 1, 1997, Series 1997-4,] without recourse" and signed, by facsimile or manual signature, by such last endorsee.

     (b) Either: (i) the original Mortgage, with evidence of recording thereon,
(ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Depositor or by the closing attorney, or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, or commitment therefor, if the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

     (c) Either: (i) (A) the original Assignment of Mortgage from the last assignee of the related Mortgage assigned to the Trustee, with evidence of recording thereon, or (B) an original assignment of mortgage from the last assignee of the related Mortgage assigned in blank, or (ii) if an original Assignment of Mortgage has not yet been provided in accordance with clause (i), an Assignment of Mortgage to the Trustee, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Mortgage to the Trustee submitted for recording (provided, however, that an appropriate officer or approved signatory of the Depositor may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage to the Trustee relating thereto) or (iii) a copy of such original Assignment of Mortgage to the Trustee, with evidence of recording thereon, certified to be true and complete by the Depositor or the appropriate public recording office, in those instances where such original Assignment of Mortgage has been recorded but subsequently lost; any such Assignment of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county, if permitted by applicable law;

     (d) The original policy of title insurance or a true copy thereof or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same and, with respect to a Manufactured Home Loan, a manufactured housing unit (American Land Title

Association 7) endorsement from the title insurer stating that the insurer agrees that the related manufactured housing unit is included within the term "land" when used in such title policy;

     (e) Either: (i) originals of all intervening assignments, if any, showing a complete chain of assignment from the originator to the last assignee of the related Mortgage, including any recorded warehousing assignments, with evidence of recording thereon, or, (ii) if the original intervening assignments have not yet been returned from the recording office, a copy of the originals of such intervening assignments together with a certificate of a Responsible Officer of the Depositor or the closing attorney or an officer of the title insurer which issued the related title insurance policy, or commitment therefor, or its duly authorized agent certifying that the copy is a true copy of the original of such intervening assignments or (iii) a copy of the intervening assignment certified by the public recording office in those instances where the original recorded intervening assignment has been lost;

     (f) Either: (i) the original assumption agreement and/or modification agreement, if any, with evidence of recording thereon, or (ii) if the original of such agreement has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such assumption and modification agreement submitted for recording, or (iii) a copy of an original assumption and modification agreement, with evidence of recording thereon, certified to be true and complete by the Depositor or the appropriate public recording office, in those instances where such original recorded assumption or modification agreement has been lost; and

     Within 45 days after the Closing Date, with respect to each Multifamily Loan, Mixed Use Loan and Commercial Loan, (i) if such item is a document separate from the Mortgage either (A) an original copy of the related Assignment of Leases, if any (with recording information indicated thereon), or (B) if the original of such Assignment of Leases has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Leases submitted for recording; (ii) an original assignment of any related Assignment of Leases, if any (if such document is a document separate from the Mortgage and not incorporated in the Assignment of Mortgage), in blank and in recordable form; (iii) if such item is a document separate from the Mortgage either (A) an original copy of all intervening assignments of Assignment of Leases, if any (with recording information indicated thereon), or (B) if the original of such intervening assignments of Assignment of Leases has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignment of Assignment of Leases submitted for recording; (iv) either, (A) a copy of the UCC-1 financing statement and any related continuation statements, if any, each showing the Mortgagor as debtor and mortgagee as secured party and each with evidence of filing thereon, or (B) if the copy of the UCC-1 financing statement has not yet been returned from the filing office, a copy of such UCC-1 financing statement, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such UCC-1 financing statement submitted for filing; (v) an original executed form UCC-2 or UCC-3 financing statement, in form suitable for filing, disclosing the assignment in blank, of the security interest in the personal property constituting security for repayment of the Mortgage Loan; and (vi) either (A) an original copy of all intervening assignments of UCC-3 financing statements, if any (with recording information indicated thereon), or (B) if the original of such intervening assignments of UCC-3 financing statements has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignments of UCC-3 financing statements submitted for recording. If in connection with any Mortgage Loan the Depositor cannot deliver any such financing statement(s) with evidence of filing thereon because such financing statement(s) has not yet been returned by the public filing office where such financing statement has been submitted for filing, then the Depositor shall deliver or cause to be delivered a photocopy, or the secured party's carbon copy with the debtor's signature of such financing statement(s) (certified by the Depositor to be a true and complete copy) together with an officers' certificate stating that such financing statement(s) has been dispatched to the appropriate public filing office for filing.

     Within 45 days after the Closing Date, the Servicer shall have completed each Assignment of Mortgage and Assignment of Leases, if any, originally assigned in blank to "LaSalle National Bank, as Trustee, under the Pooling and Servicing Agreement, dated as of December 1, 1997, Series 1997-4" and, within such period (or if later, within 30 days after its receipt of the original recorded Mortgage and intervening assignment), shall have submitted each such Assignment of Mortgage to the appropriate public recording office for recording; provided however, that the Servicer shall not be required to submit an Assignment of Mortgage for recording with respect to a Mortgaged Property, where, in the Opinion of Counsel to the Depositor (which opinion shall be delivered to the Certificate Insurer within the 45-day or 30-day period, as applicable, specified herein), such recordation of the Assignment of Mortgage is not required (i) to effect the sale and conveyance of the Mortgage Loan by the Depositor to LaSalle National Bank, as Trustee for AFC Mortgage Loan Asset Backed Certificates, Series 1997-4, pursuant to and as provided in Section 2.01 or the granting and perfecting of the security interest in the Mortgage Loan pursuant to and as provided in Section 14.15 or (ii) to defeat any ownership, security interest or other adverse claim to the Mortgage Loan by any creditor of the Depositor or by any purported transferee of such Mortgage Loan in a purported transfer thereof by the Depositor subsequent to such sale and conveyance. Any such Assignment of Mortgage that is not required to be recorded pursuant to this paragraph shall be delivered by the Depositor to the Trustee within such 45-day period. Each such Assignment of Mortgage delivered by the Depositor to the Trustee shall, subject to receipt of the original recorded Mortgage as described above, be in recordable form. Within such 45-day period, the Depositor also shall deliver to the Trustee an original executed power of attorney ("Special Power of Attorney"), substantially in the form of Exhibit K, with respect to the Assignments of Mortgage that are not required to be recorded under this paragraph, authorizing the Trustee to record the Assignments of Mortgage if necessary or advisable to protect the interests of the Certificateholders and the Certificate Insurer. Pursuant to such power of attorney, the Trustee also may execute a new Assignment of Mortgage for any Mortgage Loan if the original Assignment of Mortgage delivered by the Depositor to the Trustee is not in recordable form at such time as the Assignment of Mortgage is to be recorded by the Trustee.

     Within 45 days after the Closing Date, the Servicer shall complete any UCC-2 or UCC-3 financing statements with respect to the Multifamily Loans, Mixed Use Loans and Commercial Loans, such that the assignee of creditor is listed as "LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of December 1, 1997, Series 1997-4." The Depositor shall no later than ten Business Days after the receipt thereof, and in any event, within one year of the Closing Date, deliver or cause to be delivered to the Trustee or the
Custodian: (a) the original recorded Mortgage in those instances where a copy thereof certified by the Depositor was delivered to the Trustee or the Custodian; (b) the original recorded Assignment of Mortgage from the Depositor to the Trustee, which, together with any intervening assignments of Mortgage, evidences a complete chain of assignment from the originator to the Trustee in those instances where copies thereof certified by the Depositor were delivered to the Trustee or the Custodian; (c) the title insurance policy required in clause (d) above; (d) the original recorded assumption and modification agreement in those instances in which a copy was delivered; (e) the original Assignment of Leases in those instances in which a copy was delivered and (f) the copy of the UCC-1 financing statement and any related continuation statements with evidence of filing thereon returned from the recording office if a copy was previously delivered as set forth in clause (iv)(B) in the second preceding paragraph. Notwithstanding anything to the contrary contained in this
Section 2.04, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or the intervening assignments of the Mortgage, Assignment of Leases or assignment of Assignment of Leases after it has been recorded, the Depositor shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee or the Custodian of a copy of such Mortgage, Assignment of Mortgage or intervening assignments of the Mortgage, Assignment of Leases or assignment of Assignment of Leases certified by the public recording office to be a true copy of the recorded original thereof. From time to time the Depositor may forward or cause to be forwarded to the Trustee or the Custodian additional original documents evidencing an assumption or modification of a Mortgage Loan. All Mortgage Loan documents held by the Trustee or the Custodian as to each Mortgage Loan are referred to herein as the "Trustee's Mortgage File."

     All recording required pursuant to this Section 2.04 shall be accomplished by and at the expense of the Depositor.

     Section 2.05 Acceptance by Trustee of the Trust Fund; Certain
                  Substitutions; Certification by Trustee.

     (a) The Trustee agrees to execute and deliver on the Closing Date and on each Subsequent Transfer Date an acknowledgment of receipt (or if a Custodian has been appointed, a receipt by the Custodian) of, for each Mortgage Loan transferred and assigned to the Trustee on such date, the items listed in Section 2.04 (a) through (f) above, in the form attached as Exhibit F, and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Fund and delivered to the Trustee or the Custodian, as Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of the Certificateholders, to review (or cause to be reviewed) each Trustee's Mortgage File within 45 days after the Closing Date (or, with respect to any Subsequent Mortgage Loan or Qualified Substitute Mortgage Loan, within 45 days after the receipt by the Trustee or Custodian thereof) and to deliver to the Depositor, the Servicer and the Certificate Insurer a certification in the form attached hereto as Exhibit F-1 to the effect that, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification) and except as noted therein, (i) all documents required to be delivered to it pursuant to this Agreement are in its possession or in the possession of the Custodian on its behalf (other than items listed in Section 2.04(f) above), (ii) any and all documents delivered by the Depositor pursuant to Section 2.04 above have been reviewed by it or the Custodian on its behalf and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialled by the Mortgagor) and relate to such Mortgage Loan, (iii) based on its examination, or the examination of the Custodian on its behalf, and only as to the foregoing documents, the information set forth on the related Mortgage Loan Schedule accurately reflects the information set forth in the Trustee's Mortgage File and
(iv) each Mortgage Note has been endorsed as provided in Section 2.04 above. The Trustee or Custodian shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face. Within 375 days after the Closing Date, the Trustee shall deliver (or cause to be delivered by the Custodian, if any) to the Servicer, the Depositor and the Certificate Insurer a final certification in the form attached hereto as Exhibit G covering both the Initial Mortgage Loans and all Subsequent Mortgage Loans evidencing the completeness of the Trustee's Mortgage Files (other than items listed in Section 2.04(f) above). Following delivery of the Final Certification, the Trustee shall (or cause the Custodian to) provide to the Certificate Insurer, the Depositor and the Servicer no less frequently than quarterly, and the Servicer shall provide to the Certificate Insurer, no less frequently than quarterly, updated certifications indicating the then current status of exceptions, until all such exceptions have been eliminated.

     (b) If the Certificate Insurer, the Trustee or the Custodian, if any, on the Trustee's behalf during the process of reviewing the Trustee's Mortgage Files finds any document constituting a part of a Trustee's Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the related Mortgage Loan Schedule, or does not conform to the requirements of Section 2.04 above or the description thereof as set forth in the related Mortgage Loan Schedule, the Trustee, the Certificate Insurer or the Custodian (pursuant to the Custodial Agreement), as applicable, shall promptly so notify the Servicer, the Depositor, the Certificate Insurer, the Custodian and the Trustee. In performing any such review, the Trustee may conclusively rely on the Depositor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.04 above (other than the items listed in Section 2.04(f) above) have been received and further confirming that any and all documents delivered pursuant to such Section 2.04 have been executed and relate to the Mortgage Loans identified in the related Mortgage Loan Schedule. The Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor agrees to use reasonable efforts to remedy a material defect in a document constituting part of a Trustee's Mortgage File of which it is so notified by the Trustee. If, however, within 60 days after the Trustee's or Custodian's notice to it respecting such defect the Depositor has not remedied the defect and the defect materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan or the interests of the Certificate Insurer, the Depositor will on the Determination Date next succeeding the end of such 60 day period (i) substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan in the manner and subject to the conditions set forth in Section 3.03 or (ii) purchase such Mortgage Loan at a purchase price equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such Mortgage Loan to but not including the Due Date in the Due Period most recently ended prior to such Determination Date computed at the Mortgage Rate plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan, which purchase price shall be deposited in the Principal and Interest Account (after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan and being held in the related Principal and Interest Account for future distribution to the extent such amounts represent recoveries of principal not yet applied to reduce the related Principal Balance or interest (net of the Servicing Fee) for the period from and after the Due Date in the Due Period most recently ended prior to such Determination Date). For purposes of calculating the Available Remittance Amount for any Remittance Date, amounts paid by the Depositor pursuant to this Section
2.05 in connection with the repurchase or substitution of any Mortgage Loan that are on deposit in the related Principal and Interest Account as of the Determination Date for such Remittance Date shall be deemed to have been paid during the related Due Period and shall be transferred to the related Certificate Account pursuant to Section 5.04(i) on the Determination Date for such Remittance Date.

     (c) Upon receipt by the Trustee of a certification of a Servicing Officer of the Servicer of such substitution or purchase and the deposit of the amounts described above in the related Principal and Interest Account (which certification shall be in the form of Exhibit I), the Trustee shall release (or cause to be released) to the Servicer for release to the Depositor the related Trustee's Mortgage File and shall execute, without recourse, representation or warranty, and deliver such instruments of transfer presented to it by the Servicer as shall be necessary to transfer such Mortgage Loan to the Depositor.

     On the Remittance Date in January of each year, the Trustee or the Custodian, if any, shall deliver to the Depositor, the Servicer and the Certificate Insurer a certification detailing all releases with respect to the Mortgage Loans for which the Trustee or the Custodian holds a Trustee's Mortgage File pursuant to this Agreement. Such certification shall be limited to a list of all Trustee's Mortgage Files which were released by or returned to the Trustee or the Custodian during the prior calendar year, the date of such release or return, the reason for such release or return, and the Person to whom the Trustee's Mortgage File was released and the Person who returned the Trustee's Mortgage File.

     Section 2.06 [Reserved].

     Section 2.07 Execution of Certificates.

     The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Trustee's Mortgage Files to it and, concurrently with such delivery, has executed and caused to be authenticated and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, the Trustee's Mortgage Files and the other assets included in the definition of the Trust Fund, Certificates in Authorized Denominations evidencing the entire ownership of the Trust Fund.

     Section 2.08 Fees and Expenses of the Trustee.

     Subject to Section 12.05 hereof, the fees and expenses of the Trustee hereunder including (i) the annual fees of the Trustee, payable annually in advance beginning on the Closing Date and on each anniversary thereof, (ii) any other fees, expenses, disbursements and advances to which the Trustee is entitled, and (iii) reimbursements to the Servicer for any advances made by the Servicer to the related Trustee Expense Account pursuant to Section 6.03, shall be paid from the related Trustee Expense Account in the manner set forth in
Section 6.03; provided, however, that the Depositor shall be liable for any expenses of the Trust Fund incurred prior to the Closing Date. The fees due to the Trustee on the Closing Date pursuant to Section 2.08(i) above shall be paid by the Depositor on the Closing Date from its own funds.

     Section 2.09 Application of Principal and Interest.

     In the event that Net Liquidation Proceeds or Insurance Proceeds on a Liquidated Mortgage Loan are less than the related Principal Balance plus accrued interest thereon, or any Mortgagor makes a partial payment of any Monthly Payment due on a Mortgage Loan, such Net Liquidation Proceeds, Insurance Proceeds or partial payment shall be applied to payment of the related Mortgage Note as provided therein, and if not so provided or if the related Mortgaged Property has become an REO Property, first to interest accrued at the related Mortgage Rate and then to principal.

     Section 2.10 Conveyance of the Subsequent Mortgage Loans.

     (a) Subject to the conditions set forth in paragraph (b) below in consideration of the Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Depositor of all or a portion of the balance of funds in the related Pre-Funding Account with respect to the related Sub-Pool, the Depositor shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey without recourse to the Trustee but subject to the subordination described above in Section 2.01(b) above and the other terms and provisions of this Agreement all of the right, title and interest of the Depositor in and to (i) the Subsequent Mortgage Loans identified on the related Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument, delivered by the Depositor on such Subsequent Transfer Date, excepting the Depositor's Yield, (ii) principal received and interest accruing on the Subsequent Mortgage Loans after the related Subsequent Cut-off Date and (iii) all items with respect to such Subsequent Mortgage Loans to be delivered pursuant to Section 2.04 above and the other items in the related Mortgage Files; provided, however, that the Depositor reserves and retains all right, title and interest in and to principal (including Prepayments, Curtailments and Excess Payments) received and interest accruing on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The transfer to the Trustee by the Depositor of the Subsequent Mortgage Loans identified on the related Mortgage Loan Schedule shall be absolute and is intended by the Depositor, the Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale of the Subsequent Mortgage Loans by the Depositor to the Trust Fund.

     The purchase price paid by the Trustee from amounts released from the Pre-Funding Account shall be one-hundred percent (100%) of the aggregate principal balances of the Subsequent Mortgage Loans so transferred. This Agreement shall constitute a fixed-price purchase contract in accordance with
Section 860G(a)(3)(A)(ii) of the Code.

     (b) The Depositor shall transfer to the Trustee the Subsequent Mortgage Loans and the other property and rights related thereto described in Section
2.10 (a) above, and the Trustee shall release funds from the related Pre-Funding Account, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

          (i) except with respect to the first conveyance of Subsequent Mortgage Loans to the Trustee, the Depositor shall have provided the Trustee and the Certificate Insurer with a timely Addition Notice and shall have provided any information reasonably requested by the Trustee or the Certificate Insurer with respect to the Subsequent Mortgage Loans;

          (ii) the Depositor shall have delivered to the Trustee a duly executed Subsequent Transfer Instrument, which shall include a Mortgage Loan Schedule, listing the Subsequent Mortgage Loans;

          (iii) as of each Subsequent Transfer Date, the Depositor shall not be insolvent nor shall it have been made insolvent by such transfer nor shall it be aware of any pending insolvency;

          (iv) such sale and transfer shall not result in a material adverse tax consequence to the Trust Fund or the Certificateholders;

          (v) the Funding Period shall not have terminated;

          (vi) the Depositor shall have delivered to the Trustee an Officer's Certificate, substantially in the form of Exhibit V, confirming the satisfaction of each condition precedent and representations specified in this Section 2.10(b), and Section 2.10(c) with respect to Group 1, and
     Section 2.10(d) with respect to Group 2 below in the related Subsequent Transfer Instrument;

          (vii) the Depositor shall have delivered to the Trustee and the Certificate Insurer Opinions of Counsel addressed to the Certificate Insurer, Moody's, S&P and the Trustee with respect to the transfer of the Subsequent Mortgage Loans substantially in the form of the Opinions of Counsel delivered to the Certificate Insurer and the Trustee on the Closing Date regarding certain bankruptcy and corporate matters; and

          (viii)the Trustee shall have delivered to the Certificate Insurer and the Depositor an Opinion of Counsel addressed to the Depositor, Moody's, S&P and the Certificate Insurer with respect to the Subsequent Transfer Instrument substantially in the form of the Opinion of Counsel delivered to the Certificate Insurer and the Depositor on the Closing Date regarding certain corporate matters relating to the Trustee.

     (c) Any conveyance of Group 1 Subsequent Mortgage Loans on a Subsequent Transfer Date is subject to the following representations and warranties of the
Depositor: (i) each Group 1 Subsequent Mortgage Loan must satisfy the representations and warranties specified in the Subsequent Transfer Instrument and this Agreement; (ii) the Depositor will not select such Subsequent Mortgage Loans in a manner that it believes is adverse to the interests of the Certificateholders; (iii) the Depositor will deliver certain opinions of counsel with respect to the validity of the conveyance of such Subsequent Mortgage Loans; (iv) as of the respective Subsequent Cut-off Date, the Group 1 Subsequent Mortgage Loans will satisfy the following criteria: (A) such Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the related Subsequent Cut-off Date; (B) the original term to maturity of such Subsequent Mortgage Loan will not be less than 60 months and will not exceed 360 months;
(C) such Subsequent Mortgage Loan may not provide for negative amortization; (D) such Subsequent Mortgage Loan will have a Mortgage Rate not less than 8.50% for Sub-Pool I or 8.00% for Sub-Pool II; (E) such Subsequent Mortgage Loan will be underwritten in accordance with the criteria set forth under "The Depositor--Underwriting Criteria--Group 1" in the Prospectus; (F) such Subsequent Mortgage Loan will have been serviced by the Servicer since origination or purchase by the Depositor; (G) such Subsequent Mortgage Loan will not have a Combined Loan-to-Value Ratio greater than 92%; and (H) such Subsequent Mortgage Loans will have (1) as of the end of the Group 1 Funding Period, a weighted average number of months since origination of not over 4 months and (2) not over 20% by aggregate principal balance with a first payment date in April 1998. In addition, following the purchase of any Group 1 Subsequent Mortgage Loan by the Trust Fund, the Sub-Pool I Mortgage Loans (including the related Group 1 Subsequent Mortgage Loans) as of the end of the Group 1 Funding Period will: (i) have a weighted average Mortgage Rate of at least 10.65%; (ii) have a weighted average remaining term to stated maturity of not more than 300 months and not less than 220 months; (iii) have a weighted average Combined Loan-to-Value Ratio of not more than 81%; (iv) have not in excess of 50% by aggregate principal balance of Sub-Pool I Mortgage Loans that are Balloon Mortgage Loans; (v) have no Sub-Pool I

Mortgage Loan with a principal balance in excess of $214,000; (vi) not have in excess of 15% by aggregate principal balance of Sub-Pool I Mortgage Loans secured by non-owner occupied Mortgaged Properties; (vii) not have a concentration of Mortgaged Properties in a single zip code in excess of 4% by aggregate principal balance of Sub-Pool I Mortgage Loans; (viii) not have any Sub-Pool I Mortgage Loans secured by Mortgaged Properties that are condominiums;
(ix) have at least 100% by aggregate principal balance of Sub-Pool I Mortgage Loans secured by fee simple interests in attached or detached Single Family Properties; (x) not have any Sub-Pool I Mortgage Loans secured by Multifamily Properties, Mixed Use Properties or Commercial Properties; and (xi) not have any Sub-Pool I Mortgage Loans secured by Manufactured Homes. In addition, following the purchase of any Group 1 Subsequent Mortgage Loan by the Trust Fund, the Sub-Pool II Mortgage Loans (including the Group 1 Subsequent Mortgage Loans) as of the end of the Group 1 Funding Period will: (i) have a weighted average Mortgage Rate of at least 10.90%; (ii) have a weighted average remaining term to stated maturity of not more than 270 months and not less than 176 months; (iii) have a weighted average Combined Loan-to-Value Ratio of not more than 80%; (iv) have not in excess of 50% by aggregate principal balance of Sub-Pool II Mortgage Loans that are Balloon Mortgage Loans; (v) have no Sub-Pool II Mortgage Loan with a principal balance in excess of $950,000; (vi) not have in excess of 25% by aggregate principal balance of Sub-Pool II Mortgage Loans secured by non-owner occupied Mortgaged Properties; (vii) not have a concentration of Mortgaged Properties in a single zip code in excess of 4% by aggregate principal balance of Sub-Pool II Mortgage Loans; (viii) not have in excess of 5% by aggregate principal balance of Sub-Pool II Mortgage Loans secured by Mortgaged Properties that are condominiums; (ix) have at least 55% by aggregate principal balance of Sub-Pool II Mortgage Loans secured by fee simple interests in attached or detached Single Family Properties (including units in planned unit developments); (x) not have in excess of 25% by aggregate principal balance of Sub-Pool II Mortgage Loans secured by Multifamily Properties, Mixed Use Properties and Commercial Properties; and (xi) not have in excess of 10% by aggregate principal balance of Sub-Pool II Mortgage Loans secured by Manufactured Homes. In the sole discretion of the Certificate Insurer, Group 1 Subsequent Mortgage Loans with characteristics varying from those set forth in this paragraph may be purchased by the Trust Fund; provided, however, that the addition of such Mortgage Loans will not materially affect the aggregate characteristics of Group 1.

     (d) Any conveyance of Group 2 Subsequent Mortgage Loans on a Subsequent Transfer Date is subject to the following representations and warranties of the
Depositor: (i) each Subsequent Mortgage Loan must satisfy the representations and warranties specified in the Subsequent Transfer Instrument and this Agreement; (ii) the Depositor will not select such Subsequent Mortgage Loans in a manner that it believes is adverse to the interests of the Certificateholders;
(iii) the Depositor will deliver certain opinions of counsel with respect to the validity of the conveyance of such Subsequent Mortgage Loans; (iv) as of the respective Subsequent Cut-off Date the Group 2 Subsequent Mortgage Loans will satisfy the following criteria: (A) such Group 2 Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the related Group 2 Subsequent Cut-off Date; (B) the original term to maturity of such Group 2 Subsequent Mortgage Loan will not be less than 180 months and will not exceed 360 months; (C) such Subsequent Mortgage Loan may not provide for negative amortization; (D) such Subsequent Mortgage Loan will have a Gross Margin not less than 2.70%; (E) such Subsequent Mortgage Loan will be underwritten in accordance with the criteria set forth under

"The Depositor--Underwriting Criteria--Group 2" in the Prospectus; (F) such Subsequent Mortgage Loan will have been serviced by the Servicer since origination or purchase by the Depositor; (G) such Subsequent Mortgage Loan will not have a Loan-to-Value Ratio greater than 93%; (H) such subsequent Mortgage Loan will have a Maximum Mortgage Rate not less than 12% and (I) such Subsequent Mortgage Loans will have (1) as of the end of the Group 2 Funding Period, a weighted average number of months since origination of not over 4 months and (2) not over 20% by aggregate principal balance with a first payment date in April 1998. In addition, following the purchase of any Group 2 Subsequent Mortgage Loan by the Trust Fund, the Sub-Pool III Mortgage Loans (including the related Group 2 Subsequent Mortgage Loans) as of the end of the Group 2 Funding Period will: (i) have a weighted average Gross Margin of at least 5.30% and a weighted average coupon of at least 9.76%; (ii) have a weighted average remaining term to stated maturity of not more than 358 months and not less than 300 months; (iii) have a weighted average Loan-to-Value Ratio of not more than 84%; (iv) have no Sub-Pool III Mortgage Loan with a principal balance in excess of $214,000; (v) not have in excess of 10% by aggregate principal balance of Sub-Pool III Mortgage Loans secured by non-owner occupied Mortgaged Properties; (vi) not have a concentration of Mortgaged Properties in a single zip code in excess of 5% by aggregate principal balance of Sub-Pool III Mortgage Loans; (vii) not have in excess of 5% by aggregate principal balance of Sub-Pool III Mortgage Loans secured by Mortgaged Properties that are condominiums; (viii) have at least 100% by aggregate principal balance of Sub-Pool III Mortgage Loans secured by fee simple interests in attached or detached Single Family Properties; (ix) will not be secured by Multifamily Properties; (x) will not be secured by Mixed Use Properties; (xi) will not be secured by Commercial Properties; and (xii) will not be secured by Manufactured Homes. In addition, following the purchase of any Group 2 Subsequent Mortgage Loan by the Trust Fund, the Sub-Pool IV Mortgage Loans (including the related Group 2 Subsequent Mortgage Loans) as of the end of the Group 2 Funding Period will: (i) have a weighted average Gross Margin of at least 5.25% and a weighted average coupon of at least 9.67%; (ii) have a weighted average remaining term to stated maturity of not more than 355 months and not less than 348 months; (iii) have a weighted average Loan-to-Value Ratio of not more than 84%; (iv) have no Sub-Pool IV Mortgage Loan with a principal balance in excess of $950,000; (v) not have in excess of 10% by aggregate principal balance of Sub-Pool IV Mortgage Loans secured by non-owner occupied Mortgaged Properties; (vi) not have a concentration of Mortgaged Properties in a single zip code in excess of 5% by aggregate principal balance of Sub-Pool IV Mortgage Loans; (vii) not have any Sub-Pool IV Mortgage Loans secured by Mortgaged Properties that are condominiums; (viii) have at least 72% by aggregate principal balance of Sub-Pool IV Mortgage Loans secured by fee simple interests in attached or detached Single Family Properties; (ix) will not be secured by Multifamily Properties; (x) will not be secured by Mixed Use Properties; (xi) will not be secured by Commercial Properties; and (xii) not have in excess of 5% by aggregate principal balance of the Sub-Pool IV Mortgage Loans secured by Manufactured Homes. In the sole discretion of the Certificate Insurer, Group 2 Subsequent Mortgage Loans with characteristics varying from those set forth in this paragraph may be purchased by the Trust Fund; provided, however, that the addition of such Group 2 Mortgage Loans will not materially affect the aggregate characteristics of Group 2.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Section 3.01 Representations of the Depositor.

     The Depositor hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders as of the Closing Date:

     (a) The Depositor is a federally chartered stock savings bank, duly organized, validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Depositor and perform its obligations as Depositor hereunder; the Depositor has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Depositor and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; this Agreement evidences the valid, binding and enforceable obligation of the Depositor; and all requisite action has been taken by the Depositor to make this Agreement valid, binding and enforceable upon the Depositor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

     (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Depositor makes no such representation or warranty), that are necessary in connection with the purchase and sale of the Certificates and the execution and delivery by the Depositor of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Depositor and the performance by the Depositor of its obligations as Depositor or Servicer under this Agreement and such of the other documents to which it is a party;

     (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the charter or by-laws of the Depositor or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Depositor or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Depositor or its property is subject;

     (d) Neither this Agreement nor the Prospectus nor any statement, report or other document prepared by the Depositor and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

     (e) There is no action, suit, proceeding or investigation pending or, to the best of the Depositor's knowledge, threatened against the Depositor which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Depositor or in any material impairment of the right or ability of the Depositor to carry on its business substantially as now conducted, or in any material liability on the part of the Depositor or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Depositor contemplated herein, or which would be likely to impair materially the ability of the Depositor to perform under the terms of this Agreement;

     (f) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder;

     (g) Upon the receipt of each Trustee's Mortgage File by the Trustee under this Agreement, the Trustee will have good title on behalf of the Trust Fund to each Mortgage Loan (other than the Depositor's Yield and amounts received on or after the Cut-off Date in the case of Initial Mortgage Loans or on or after a Subsequent Cut-off Date in the case of Subsequent Mortgage Loans in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date or prior to the Subsequent Cut-off Date, as the case may be) and such other items comprising the corpus of the Trust Fund free and clear of any lien (other than liens which will be simultaneously released);

     (h) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Depositor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

     (i) The origination and collection practices used by the Depositor with respect to each Mortgage Note and Mortgage have been in all material respects legal, proper, prudent and customary in the first and second mortgage origination and servicing business with respect to Group 1, and legal, proper, prudent and customary in the first mortgage origination and servicing business with respect to Group 2; and

     (j) Considering the size of each Pre-Funding Account and the frequency of prepayments, defaults, "fall-out" due to the borrower choosing another lender or exercising its right of rescission, defective documentation and other circumstances that would disqualify a mortgage loan from being purchased as a Subsequent Mortgage Loan hereunder, the mortgage loans listed on each Proposed Subsequent Mortgage Loan Schedule do not represent an unreasonably large pool of mortgage loans from which to obtain the majority of the related Subsequent Mortgage Loans.

     Section 3.02 Individual Mortgage Loans.

     (a) With respect to the Mortgage Loans, the Depositor hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders, with respect to each Initial Mortgage Loan, as of the Closing Date, and with respect to each Subsequent Mortgage Loan, as of the related Subsequent Transfer Date the following, subject to Section 2.10(c) and 2.10(d) above and modified to the extent stated therein in the case of Subsequent Mortgage Loans:

          (i) The information with respect to each Mortgage Loan set forth in the related Mortgage Loan Schedule is true and correct;

          (ii) All of the original or certified documentation required to be delivered by the Depositor to the Trustee or to the Custodian on the Closing Date or a Subsequent Transfer Date or as otherwise provided in
     Section 2.04 above has or will be so delivered as provided;

          (iii) Each Mortgaged Property is improved by a Single Family Property, Multifamily Property, Mixed Use Property or Commercial Property, which, to the best of the Depositor's knowledge, does not include cooperatives and does not constitute other than real property under state law;

          (iv) Each Mortgage Loan is being serviced by the Servicer or one or more Subservicers;

          (v) Except with respect to liens released immediately prior to the transfer herein contemplated, immediately prior to the transfer and assignment herein contemplated, the Depositor held good and indefeasible title to, and was the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others; and immediately upon the transfer and assignment herein contemplated, the Trustee will hold good and indefeasible title to, and be the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others;

          (vi) There is no delinquent tax or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material damage and is in average repair;

          (vii) The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the

     Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (viii) There is no mechanics' lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in Section 3.02(a)(x) below;

          (ix) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity and disclosure laws;

          (x) With respect to each Mortgage Loan, a written commitment for a lender's title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, together with a condominium endorsement or a manufactured housing unit (American Land Title Association 7) endorsement (stating that the insurer agrees that the related manufactured housing unit is included with the term "land" when used in the title policy), if applicable, in an amount at least equal to the original Principal Balance of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record with respect to Group 1, or a valid first mortgage lien of record with respect to Group 2, on the real property described in the Mortgage, subject only to exceptions of the character referred to in Section 3.02(a)(v) above, was effective on the date of the origination of such Mortgage Loan, and, as of the Closing Date, such commitment will be valid and thereafter the policy issued pursuant to such commitment shall continue in full force and effect. With respect to each Mortgage Loan, the mortgagee is the sole named insured of such mortgage title insurance policy, and such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the mortgagee, has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy;

          (xi) The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in Sections 5.07 and 5.08;

          (xii) A flood insurance policy is in effect with respect to each Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Sections 5.07 or 5.08, if and to the extent required by such Section 5.07 or 5.08;

          (xiii) Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all Mortgage Loan documents and convey the estate therein purported to be conveyed;

          (xiv) The Depositor has caused or will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Trustee in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trustee;

          (xv) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded, if necessary, to protect the interest of the Certificateholders and which has been or will be delivered to the Trustee or the Custodian. The substance of any such alteration or modification is reflected on the related Mortgage Loan Schedule. Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Depositor (or, subject to Section 2.04 above, are in the process of being recorded, or are, in the Opinion of Counsel to the Depositor, not required to be recorded);

          (xvi) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part;

          (xvii) There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Except for payments in the nature of escrow payments, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

          (xviii) There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;


          (xix) To the best of the Depositor's knowledge, all of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

          (xx) To the best of the Depositor's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Depositor's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

          (xxi) The proceeds of the Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid;

          (xxii) Except with respect to certain of the Multifamily Loans, Mixed Use Loans and Commercial Loans, the related Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and, in the case of such Multifamily Loans, Mixed Use Loans and Commercial Loans, the related Assignment of Leases and UCC financing statements, if any.

          (xxiii) No Mortgage Loan was originated under a buydown plan;

          (xxiv) There is no obligation on the part of the Depositor or any other party to make payments in addition to those made by the Mortgagor;

          (xxv) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

          (xxvi) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature. No Mortgage Loan provides for negative amortization. Except with respect to certain of the Periodic Payment Loans, no Mortgage Loan provides for deferred interest and with respect to such Periodic Payment Loans no interest may be deferred after the Cut-off Date. No Group 2 Mortgage Loan requires or permits the Mortgagor to convert the Mortgage Rate to a fixed rate;

          (xxvii) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing;

          (xxviii) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

          (xix) Any future advances made prior to (and excluding) the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Servicer to make future advances to the Mortgagor at the option of the Mortgagor;

          (xxx) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage except as set forth in the Prospectus;

          (xxxi) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Servicer nor the Depositor has waived any default, breach, violation or event of acceleration;

          (xxxii) All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

          (xxxiii) All amounts received after the Cut-off Date with respect to the Mortgage Loans (other than the Depositor's Yield and amounts in respect of interest accrued on the Mortgage Loans on or prior to the Cut-off Date) have been deposited into the Principal and Interest Account and are, as of the Closing Date, in the Principal and Interest Account;

          (xxxiv) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus;

          (xxxv) The Mortgage Loans were not selected by the Depositor for inclusion in the Trust Fund on any basis intended to adversely affect the Trust Fund;

          (xxxvi) A full appraisal was performed in connection with each Mortgaged Property;

          (xxxvii) As of the Cut-off Date, the Depositor does not know or have reason to know of any circumstances that would cause any Mortgagor to default under its Mortgage Loan or the related Mortgage Note;

          (xxxviii) As of the Cut-Off Date, with respect to any Mortgaged Property, the Depositor has no actual knowledge that there exist any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in CERCLA, or other federal, state or local environmental legislation; and

          (xxxix) With respect to each Mortgaged Property subject to a land trust (a "Land Trust Mortgage") (i) a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named as such in the land trust agreement and such trustee is named in the Land Trust Mortgage as Mortgagor; (ii) all fees and expenses of the land trustee which have previously become due on owing have been paid and no fees or expenses are or will become payable by the Certificateholders or the Trust to the land trustee under the land trust agreement; (iii) the beneficiary is solely obligated to pay any fees and expenses of the land trustee and the priority of the lien of the Land Trust Mortgage is not and will not be primed by the land trustee; (iv) if the Mortgaged Property is owner-occupied, the Mortgaged Property is occupied by the beneficiary under the land trust agreement and, if such land trust agreement terminates, the beneficiary will become the owner of the Mortgaged Property; (v) the beneficiary is obligated to make payments under the Note and will have personal liability for deficiency judgments to the extent permitted by law; (vi) the Land Trust Mortgages were made in compliance with their respective land trust agreements, were validly entered into by their respective land trust trustee and did not, do not currently, and will not in the future, violate any provision of their respective land trust agreement, nor any agreement between or amongst the beneficiaries of any one land trust; (vii) the Land Trust Mortgages are the first (or in the case of Group 1, first or second) liens on the Mortgaged Properties; no liens are in place against the beneficial interests, or any part thereof of any Land Trust Mortgage or collateral assignment of beneficial interest, which liens are superior to the interest held by the Seller; and the beneficial interest, or any part thereof, of any Land Trust Mortgage or collateral assignment of beneficial interest has not been pledged as security for any other debt; and the land trust trustee is forbidden, pursuant to a written agreement between the land trust trustee and the Mortgagee, from using the land trust property, or any part, as security for any other debt until the expiration date of its respective Note; and (viii) the terms and conditions of the land trust agreement do not prevent the free and absolute marketability of the Mortgaged Property. As of the Cut-off Date, the Principal Balance of Land Trust Mortgage Loans with related Mortgaged Properties subject to land trusts does not exceed 20% of the Original Pool Principal Balance.

          (xl) As of the Cut-off Date, no more than 5% of the Original Pool Principal Balance are Mortgage Properties located in Maryland subject to ground leases.

          (xli) Each of the Manufactured Homes is a "single residence" which has a minimum of 400 square feet of living space and a minimum width in excess of 102 inches and which is of a kind customarily used at a fixed location.

     (b) With respect to the Group 1 Mortgage Loans, the Depositor hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders, with respect to each Group 1 Initial Mortgage Loan, as of the Closing Date, and with respect to each Group 1 Subsequent Mortgage Loan, as of the related Subsequent Transfer Date the following, subject to Section 2.10(c) above and modified to the extent stated therein in the case of Group 1 Subsequent Mortgage Loans; provided, however, that in the case of the Subsequent Mortgage Loans, reference to the "Original Group 1 Principal Balance" shall mean the Original Group 1 Principal Balance plus the aggregate principal balance of the Group 1 Subsequent Mortgage Loans as of the end of the Funding Period:

          (i) The Mortgage Note related to each Mortgage Loan bears a fixed Mortgage Rate;

          (ii) Approximately 28.56% of the Original Group 1 Principal Balance are balloon loans which provide for a final Monthly Payment substantially greater than the preceding Monthly Payments. All of such balloon loans provide for Monthly Payments based on either a 25-year or 30-year amortization schedule with a final balloon payment at the end of the 15th year. Mortgage Loans constituting approximately 12.94% of the Original Group 1 Principal Balance are Periodic Payment Loans. Mortgage Loans constituting approximately 12.78% of the Original Group 1 Principal Balance are Periodic Payment Loans the Mortgage Notes of which provide that the related Mortgagors have the option at any time during the term of the related Periodic Payment Loan, to use a limited number of payment vouchers provided to them at origination in order to defer the payment of the principal portion of the corresponding Periodic Payment and pay only the interest portion due on such payment date. Each other Mortgage Note will provide for a schedule of substantially equal Monthly Payments which are, if timely paid, sufficient to fully amortize the principal balance of such Mortgage Note on or before its maturity date.

          (iii) Each Mortgage is a valid and subsisting first or second lien of record on the Mortgaged Property subject, in the case of any second Mortgage Loan, only to a First Lien on such Mortgaged Property and subject in all cases to the exceptions to title set forth in the title insurance policy, with respect to the related Mortgage Loan, which exceptions are generally acceptable to second mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

          (iv) With respect to each Mortgage Loan secured by a second priority lien, the related First Lien requires equal monthly payments, or if it bears an adjustable interest rate, the monthly payments for the related First Lien may be adjusted no more frequently than monthly; with respect to substantially all of the Mortgage Loans secured by a second priority lien, at the time of the origination of the Mortgage Loan the related First Lien was at least 12 months old and at least 11 Monthly Payments had been made by the Mortgagor;

          (v) Either (a) no consent for the Mortgage Loan is required by the holder of the related First Lien or (b) such consent has been obtained and is contained in the Mortgage File;

          (vi) With respect to any First Lien that provides for negative amortization or deferred interest, the balance of such First Lien used to calculate the CLTV for the Mortgage Loan is based on the maximum amount of negative amortization or deferred interest possible under such First Lien;

          (vii) The maturity date of each Mortgage Loan secured by a second priority lien is prior to the maturity date of the related First Lien if such First Lien provides for a balloon payment, except if the CLTV does not exceed 55%;

          (viii) Approximately 74.40% of the Original Group 1 Principal Balance was originated and underwritten by the Depositor and the remainder of the Mortgage Loans were purchased and re-underwritten by the Depositor in accordance with the underwriting criteria set forth in the Prospectus;

          (ix) The Mortgage Rate as of the Cut-off Date is not less than approximately 8.250% and not more than approximately 16.00%;

          (x) As of the Cut-off Date, no payment on any Mortgage Loan is 30 days or more delinquent (two or more payments missed). Two Mortgage Loans secured by Single Family Properties have been 30 days delinquent (two payments missed) on one occasion prior to the Cut-Off Date; and

          (xi) No more than approximately 1.09% of the Original Sub-Pool I Principal Balance is secured by Mortgaged Properties located within any single zip code area;

          (xii) Approximately 95.07% of the Original Sub-Pool I Principal Balance is secured by Mortgaged Properties that are maintained by the Mortgagors as primary residences, approximately 0.21% of the Original Sub-Pool I Principal Balance is secured by Mortgaged Properties that are maintained by the Mortgagors as second homes, and approximately 95.28% of the Original Sub-Pool I Principal Balance is secured by Owner-Occupied Mortgaged Property. Approximately 4.72% of the Original Sub-Pool I Principal Balance is secured by investor properties;

          (xiii) Approximately 100.00% of the Original Sub-Pool I Principal Balance is secured by attached or detached one-family dwelling units. None of the Sub-Pool I Mortgage Loans are secured by Multifamily Properties, Mixed-Use Properties, Commercial Properties, Manufactured Homes, condominiums, units in a planned unit development or two-to four family dwelling units.

          (xiv) Approximately 30.71% of the Sub-Pool I Initial Mortgage Loans are Balloon Loans and approximately 15.91% of the Sub-Pool I Initial Mortgage Loans are Periodic Payment Loans which may become Balloon Loans;

          (xv) No more than approximately 1.56% of the Original Sub-Pool II Principal Balance is secured by Mortgaged Properties located within any single zip code area;

          (xvi) Approximately 86.22% of the Original Sub-Pool II Principal Balance is secured by Mortgaged Properties that are maintained by the Mortgagors as primary residences, approximately 0.67% of the Original Sub-Pool II Principal Balance is secured by Mortgaged Properties that are maintained by the Mortgagors as second homes, and approximately 86.89% of the Original Sub-Pool II Principal Balance is secured by Owner-Occupied Mortgaged Property. Approximately 32.35% of the Original Sub-Pool II Principal Balance is secured by investor properties;

          (xvii) Approximately 59.06% of the Original Sub-Pool II Principal Balance is secured by attached or detached one-family dwelling units (not including Manufactured Homes). Approximately 0.74% of the Original Sub-Pool II Principal Balance is secured by units in condominiums. Approximately 4.95% of the Original Sub-Pool II Principal Balance is secured by Manufactured Homes. No more than approximately 17.00% of the Original Sub-Pool II Principal Balance is secured by units in properties consisting of two- to four-family dwelling units. Approximately 3.45% of the Original Sub-Pool II Principal Balance is secured by units in a planned unit development. Approximately 7.68% of the Original Sub-Pool II Principal Balance is secured by Multifamily Properties, and no more than approximately 5.19% of the Original Sub-Pool II Principal Balance is secured by Mixed Use Properties. No more than 1.94% of the Original Sub-Pool II Principal Balance is secured by Commercial Properties.

          (xviii) Approximately 27.43% of the Sub-Pool II Initial Mortgage Loans are Balloon Loans and approximately 11.36% of the Sub-Pool II Initial Mortgage Loans are Periodic Payment Loans which may become Balloon Loans.

     (c) With respect to the Group 2 Mortgage Loans, the Depositor hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders, with respect to each Group 2 Initial Mortgage Loan, as of the Closing Date, and with respect to each Group 2 Subsequent Mortgage Loan, as of the related Subsequent Transfer Date the following, subject to Section 2.10(d) above and modified to the extent stated therein in the case of Group 2 Subsequent Mortgage Loans; provided, however, that in the case of the Subsequent Mortgage Loans, reference to the "Original Group 2 Principal Balance" shall mean the Original Group 2 Principal Balance plus the aggregate principal balance of the Group 2 Subsequent Mortgage Loans as of the end of the Funding Period:

          (i) None of the Mortgage Loans are balloon loans. Approximately 10.20% of the Original Group 2 Principal Balance is subject to a One Year Treasury Index, and approximately 89.80% of the Original Group 2 Principal Balance is subject to a Six-Month LIBOR Index. With respect to each Mortgage Loan on each Adjustment Date, the Mortgage Rate will be adjusted to equal the related Index plus the Gross Margin, rounded to the nearest 0.125%, subject to the related Periodic Rate Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate. Under each Mortgage Note, interest is payable in arrears. The Mortgage Loans have a Mortgage Rate subject to annual or semiannual adjustment after an initial six-month, twenty-four month or sixty month period. Each Mortgage Loan has an original term to maturity from the date on which the first Monthly Payment is due of 360 months;

          (ii) Each Mortgage is a valid and subsisting first lien of record on the Mortgaged Property subject in all cases to the exceptions to title set forth in the title insurance policy, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

          (iii) With respect to each Mortgage Loan, no loan junior in lien priority to such Mortgage Loan and secured by the related Mortgaged Property was originated by the Depositor at the time of origination of such Mortgage Loan;

          (iv) The Gross Margins on the Mortgage Loans range from approximately 2.750% to 9.400% and the weighted average Gross Margin as of the Cut-off Date is approximately 6.075%;

          (v) Approximately 53.04% of the Original Group 2 Principal Balance were originated and underwritten by the Depositor and the remainder of the Mortgage Loans were purchased and re-underwritten by the Depositor in accordance with the underwriting criteria set forth in the Prospectus;

          (vi) The Mortgage Rates borne by the Mortgage Loans as of the Cut-off Date range from 6.125% per annum to 13.875% and the weighted average Mortgage Rate as of the Cut-off Date is 10.185% per annum;

          (vii) Each Mortgage Loan that was originated on or after January 30, 1992 has an initial or next Adjustment Date no later than December 1, 1999;

          (viii) Each Mortgage Loan bears interest based on a 360-day year consisting of twelve 30-day months;

          (ix) As of the Cut-off Date, no payment on any Mortgage Loan is 30 days or more delinquent (two or more payments missed). One Mortgage Loan secured by a Single Family Property has been 30 days delinquent (two payments missed) on one occasion prior to the Cut-off Date;

          (x) No more than approximately 1.14% of the Original Sub-Pool III Principal Balance is secured by Mortgaged Properties located within any single zip code area;

          (xi) 98.28% of the Original Sub-Pool III Principal Balance is secured by Mortgaged Properties that are maintained by the Mortgagors as primary residences, none of the Sub-Pool III Mortgage Loans are secured by Mortgaged Properties that are maintained by the Mortgagors as second homes, and approximately 98.28% of the Original Sub-Pool III Principal Balance is secured by Owner Occupied Mortgaged Property;

          (xii) Approximately 100.00% of the Original Sub-Pool III Principal Balance is secured by attached or detached one-family dwelling units. Approximately 1.72% of the Original Sub-Pool III Principal Balance is secured by investor properties. None of the Sub-Pool III Mortgage Loans are secured by Multifamily Properties, Mixed Use Properties, Commercial Properties, Manufactured Homes, condominiums, units in a planned unit development or two-to four family dwelling units;

          (xiii) No more than approximately 1.49% of the Original Sub-Pool IV Principal Balance is secured by Mortgaged Properties located within any single zip code area;

          (xiv) 95.93% of the Original Sub-Pool IV Principal Balance is secured by Mortgaged Properties that are maintained by the Mortgagors as primary residences, approximately 0.40% of the Original Sub-Pool IV Principal Balance is secured by Mortgaged Properties that are maintained by the Mortgagors as second homes and approximately 96.33% of the Original Sub-Pool IV Principal Balance is secured by Owner Occupied Mortgaged Property; and

          (xv) Approximately 72.58% of the Original Sub-Pool IV Principal Balance is secured by attached or detached one-family dwelling units (not including Manufactured Homes). Approximately 1.79% of the Original Sub-Pool IV Principal Balance is secured by units in condominiums. No more than approximately 16.74% of the Original Sub-Pool IV Principal Balance is secured by units in properties consisting of two- to four-family dwelling units. Approximately 6.99% of the Original Sub-Pool IV Principal Balance is secured by units in planned unit developments. Approximately 1.91% of the Original Sub-Pool IV Principal Balance is secured by Manufactured Homes. Approximately 18.93% of the Original Sub-Pool IV Principal Balance is secured by investor properties. None of the Sub-Pool IV Mortgage Loans are secured by Multifamily Properties, Mixed Use Properties or Commercial Properties.

     Section 3.03 Purchase and Substitution.

     It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 above with respect to the related Group shall survive the transfer and assignment of the Mortgage Loans to the Trustee and delivery of the Certificates to the Certificateholders. Upon discovery by the Depositor, the Servicer, any Subservicer, the Custodian, the Trustee, the Certificate Insurer or any Certificateholder of a breach of any of such representations and warranties which materially and adversely affects the value of Mortgage Loans or the interest of the Certificateholders, or which materially and adversely affects the interests of the Certificate Insurer or the Certificateholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Depositor's best knowledge), the party discovering such breach shall give prompt written notice to the others. The Depositor shall either (a) within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, promptly cure such breach in all material respects, or (b) on the Determination Date next succeeding the end of the 60 day period described in clause (a), either (1) purchase such Mortgage Loan, in the manner and at the price specified in Section 2.05(b) above or (2) remove such Mortgage Loan from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans, provided such substitution is effected not later than the date which is two years after the Startup Day or at such later date, if the Depositor delivers to the Trustee and the Certificate Insurer an Opinion of Counsel that such substitution would not constitute a prohibited transaction under the REMIC Provisions or cause the Trust Fund REMIC to fail to qualify as a REMIC at any time any Certificates are outstanding. Any such substitution shall be accompanied by payment by the Depositor of the Substitution Adjustment, if any, to be deposited in the related Principal and Interest Account. For purposes of calculating the related Available Remittance Amount for any Remittance Date, amounts paid by the Depositor pursuant to this Section 3.03 in connection with the repurchase or substitution of any Mortgage Loan that are on deposit in the related Principal and Interest Account as of the Determination Date for such Remittance Date shall be deemed to have been paid during the related Due Period and shall be transferred to the related Certificate Account pursuant to Section 5.04(i) on the Determination Date for such Remittance Date.

     As to any Deleted Mortgage Loan for which the Depositor substitutes a Qualified Substitute Mortgage Loan or Loans, the Servicer shall effect such substitution by delivering to the Trustee a certification in the form attached hereto as Exhibit I, executed by a Servicing Officer, and the documents constituting the Trustee's Mortgage File for such Qualified Substitute Mortgage Loan or Loans.

     The Servicer shall deposit in the related Principal and Interest Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Depositor. The Trust Fund will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Depositor shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Servicer shall give written notice to the Trustee and the Certificate Insurer that such substitution has taken place and shall amend the related Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. The Servicer shall promptly deliver to the Trustee a copy of the related amended Mortgage Loan Schedule. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01 and 3.02 above. On the date of such substitution, the Depositor will remit to the Servicer, and the Servicer will deposit into the related Principal and Interest Account, an amount equal to the Substitution Adjustment, if any.

     It is understood and agreed that the obligations of the Depositor set forth in Sections 2.05 and 3.03 above to cure, purchase or substitute for a defective Mortgage Loan as provided in such Sections 2.05 and 3.03 constitute the sole remedies of the Trustee, the Certificate Insurer and the Certificateholders respecting a breach of the representations and warranties.

     Any cause of action against the Depositor relating to or arising out of a defect in a Trustee's Mortgage File as contemplated by Section 2.05 above or the breach of any representations and warranties made in Sections 3.01 or 3.02 above shall accrue as to any Mortgage Loan upon (i) discovery of such defect or breach by any party and notice thereof to the Depositor or notice thereof by the Depositor to the Trustee, (ii) failure by the Depositor to cure such defect or breach or purchase or substitute such Mortgage Loan as specified above, and
(iii) demand upon the Depositor by the Trustee for all amounts payable in respect of such Mortgage Loan.

     Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan which is not in default or as to which no default is reasonably foreseeable, no purchase or substitution pursuant to Section 2.05(b) above or this Section 3.03 shall be made unless the Depositor provides to the Trustee an Opinion of Counsel, addressed to the Trustee, to the effect that such purchase or substitution would not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund REMIC, as defined in Section 860F of the Code, or a tax on contributions to the Trust Fund REMIC, under the REMIC Provisions, or (ii) cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding. Any Mortgage Loan as to which purchase or substitution was delayed pursuant to this paragraph shall be purchased or substituted (subject to compliance with such Sections 2.05 and 3.03) upon the earlier of (a) the occurrence of a default or imminent default with respect to such loan and (b) receipt by the Trustee of an Opinion of Counsel to the effect that such purchase or substitution will not result in any of the events described in clauses (i) and (ii) of the preceding sentence. The Trustee shall give prompt written notice to Moody's, S&P and the Certificate Insurer of any repurchase or substitution made pursuant to this Section 3.03.

     The Trustee shall have no duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Mortgage Loan pursuant to this Section or the eligibility of any Mortgage Loan for purposes of this Agreement, and may rely conclusively on any Opinion of Counsel delivered to it under this Section 3.03.

                                   ARTICLE IV

                                THE CERTIFICATES

     Section 4.01 The Certificates.

     The Certificates shall be substantially in the form annexed hereto as Exhibits B-1 through B-3, and shall, upon original issue, be executed (not in its individual capacity, but solely as Trustee) and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor, concurrently with the transfer and assignment to the Trustee of the Mortgage Loans pursuant to Section 2.01 above. All Certificates shall be issued in Authorized Denominations. So long as the Class 1A-1, Class 1A-2, Class 2A-1 and Class 2A-2 Certificates are Book-Entry Certificates, each Class of such Certificates shall be evidenced by one or more certificates representing the entire amount of the related Original Class Principal Balance. All Certificates shall be executed and authenticated by manual or facsimile signature on behalf of the Trust Fund by an authorized officer of the Trustee and on behalf of the Certificate Registrar by an authorized officer of the Certificate Registrar. Certificates bearing the signatures of individuals who were at the time of the execution of the Certificates the proper officers of the Trustee shall bind the Trust Fund, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Certificates or did not hold such offices at the date of such Certificates. All Certificates issued hereunder shall be dated the date of their authentication.

     Section 4.02 Registration of Transfer and Exchange of Certificates.

     (a) The Trustee shall cause to be kept at its office in Chicago, Illinois, or at its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Certificate Register shall contain the name, remittance instructions, Class and Percentage Interest of each Certificateholder, as well as the Series and the number in the Series. The Trustee hereby accepts appointment as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided (the "Certificate Registrar").

     (b) The Class R Certificates have not been registered or qualified under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws or "Blue Sky" laws. No transfer, sale, pledge or other disposition of any Class R Certificate shall be made unless such disposition is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws or "Blue Sky" laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer of a Class R Certificate is to be made in reliance upon an exemption from the 1933 Act, the Trustee or the Certificate Registrar shall require, in order to assure compliance with the 1933 Act, that the Certificateholder desiring to effect such disposition and such Certificateholder's prospective transferee each certify to the Trustee or the Certificate Registrar in writing the facts surrounding such disposition substantially in the form of Exhibit D. In the event that such certification of facts does not on its face establish the availability of an exemption under the 1933 Act, the Trustee may require an Opinion of Counsel satisfactory to it that such transfer may be made pursuant to an exemption from the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund. None of the Servicer, the Depositor nor the Trustee are obligated under this Agreement to register the Class R Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without such registration or qualification.

     (c) Each Person who has or who acquires any Percentage Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Percentage Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Servicer or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (vi) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Percentage Interest in a Class R Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Percentage Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Servicer and the Trustee of any change or impending change in its status as a Permitted Transferee.

          (ii) No Percentage Interest in a Class R Certificate may be transferred (including any transfer to the initial holder) and the Trustee shall not register the transfer of the Class R Certificate unless the Trustee shall have been furnished with (A) an affidavit (a "Transfer Affidavit") of the proposed transferee substantially in the form attached hereto as Exhibit J and (B) a certificate (a "Transfer Certificate") of the transferor substantially in the form attached hereto as Exhibit J-1 to the effect that (1) such transferor has no actual knowledge that the proposed transferee is not a Permitted Transferee and (2) no purpose of such proposed transfer is to impede the assessment or collection of tax.

          (iii) Each Person holding or acquiring any Percentage Interest in a Class R Certificate shall agree (A) to require a Transfer Affidavit from any other Person to whom such Person attempts to transfer its Percentage Interest in a Class R Certificate, (B) to require a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any transfer of a Class R Certificate, (C) to deliver a Transfer Certificate to the Trustee in connection with any such attempted transfer and (D) not to transfer its Percentage Interest in a Class R Certificate or to cause the transfer of a Percentage Interest in a Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee or if any purpose of such transfer is to impede the assessment or collection of tax.

          (iv) Each Person holding or acquiring a Percentage Interest in a Class R Certificate, by purchasing a Percentage Interest in such Certificate, agrees to give the Trustee and the Depositor written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring a Percentage Interest in a Class R Certificate, if it is, or is holding a Percentage Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

          (v) Any attempted or purported transfer of any Percentage Interest in a Class R Certificate in violation of the provisions of this Section 4.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 4.02, then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall notify the Servicer upon receipt of written notice or discovery by a Responsible Officer that the registration of transfer of a Class R Certificate was not in fact permitted by this
     Section 4.02. Knowledge shall not be imputed to the Trustee with respect to an impermissible transfer in the absence of such a written notice or discovery by a Responsible Officer. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section 4.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered after receipt of the related Transfer Affidavit and Transfer Certificate. The Trustee shall be entitled, but not obligated to, recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate.

          (vi) If any purported transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 4.02, then the Servicer or its designee shall have the right, without notice to the Holder or any prior Holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Servicer or its designee on such reasonable terms as the Servicer or its designee may choose. Such purchaser may be the Servicer itself or any Affiliate of the Servicer. The proceeds of such sale, net of commissions, expenses and taxes due, if any, will be remitted by the Servicer to the last preceding purported transferee of such Class R Certificate, except that in the event that the Servicer determines that the Holder or any prior Holder of such Class R Certificate may be liable for any amount due under this Section 4.02 or any other provision of this Agreement, the Servicer may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (vi) shall be determined in the sole discretion of the Servicer or its designee, and it shall not be liable to any Person having a Percentage Interest in a Class R Certificate as a result of its exercise of such discretion.

          (vii) The Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of a Percentage Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds a Percentage Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Servicer from such Person.

     Transfers of the Class R Certificates to Persons other than Permitted Transferees are prohibited.

     No transfer of a Class R Certificate or any interest therein shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan"), unless the prospective transferee of a Class R Certificate provides the Servicer and the Trustee with a certification of facts and, at its own expense, an Opinion of Counsel which establish to the satisfaction of the Servicer and the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code.

     None of (i) the Trust Fund, (ii) the Servicer, (iii) the Depositor or (iv) any Subservicer shall be a Class A Certificateholder. Any attempted or purported transfer in violation of the preceding sentence shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Class A Certificate in violation of such sentence, then the last preceding Holder shall be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Certificate. The Trustee shall notify the Servicer of any transfer in violation of this paragraph upon receipt of written notice thereof. The Trustee shall be under no liability to any Person for any registration of transfer of a Class A Certificate not permitted by this paragraph or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered without such receipt. The Trustee shall be entitled, but not obligated, to recover from any Holder of a Class A Certificate that was in fact not a permitted Holder under this paragraph, all payments made on such Certificate at and after such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate.

     Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate at the Chicago, Illinois office of the Trustee (or at the office of the designated Certificate Registrar), the Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees, a new Certificate of the same Class and Percentage Interest and dated the date of authentication by the Trustee. The Certificate Registrar shall notify the Servicer of any such transfer.

     At the option of the Certificateholders, Certificates may be exchanged for other Certificates of Authorized Denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer substantially in the form attached hereto as Exhibit E, or such other endorsement or written instrument of transfer as is satisfactory to the Trustee, duly executed by the Holder thereof or his attorney duly authorized in writing, together with wiring instructions, if applicable, in the form attached hereto as Exhibit E(1).

     No service charge shall be made for any registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All Certificates surrendered for registration of transfer and exchange shall be marked "cancelled" by the Trustee.

     (d) Except as provided in paragraph (e) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Class A Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Class A Certificates; (iii) ownership and transfers of the Class A Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal only with the Depository for purposes of exercising the rights of Holders of Class A Certificates under this Agreement.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     (e) If (x)(i) the Servicer advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Servicer is unable to locate a qualified successor, (y) the Servicer at its option may advise the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, the aggregate of the Majority Certificateholders of the Group(s) affected by such Event of Default may advise the Trustee in writing that the continuation of a book-entry system through the Depository, to the exclusion of Definitive Certificates, is no longer in the best interests of the related Certificate Owners, the Trustee shall notify all of the related Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Class 1A or Class 2A Certificates (the "Definitive Certificates"), as the case may be, to the Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class A Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     Section 4.03 Mutilated, Destroyed, Lost or Stolen Certificates.

     If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may reasonably be required by each of them to save each of them harmless, then, in the absence of notice to the Servicer, the Trustee and the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, upon receipt of written notice from the Servicer that it has received adequate security or indemnity and no notice that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, deliver and authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest, but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section 4.03, the Servicer and the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any duplicate Certificate issued pursuant to this Section 4.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time.

     Section 4.04 Persons Deemed Owners.

     Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Depositor, the Trustee and the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving remittances pursuant to Section 6.06 and for all other purposes whatsoever, and the Depositor, the Servicer, the Trustee and the Certificate Registrar shall not be affected by notice to the contrary.

     Section 4.05 Information Reports to be Filed by the Servicer.

     The Servicer or the Subservicers shall file the information reports with respect to the receipt of mortgage interest received in a trade or business, foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate stating that such reports and returns have been filed. Such reports and returns shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

                                    ARTICLE V

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

     Section 5.01 Duties of the Servicer.

     (a) The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Servicer may enter into Subservicing Agreements for any servicing and administration of Mortgage Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and (x) has been designated an approved seller-servicer by FHLMC or FNMA for first and second mortgage loans with respect to Group 1, and for first mortgage loans with respect to Group 2 or (y) is an Affiliate of the Servicer. The Servicer shall give written notice to the Certificate Insurer and the Trustee of the appointment of any Subservicer. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

     (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     With respect to any Mortgage Note released by the Trustee to the Servicer or to any Subservicer in accordance with the terms of this Agreement, other than a release or satisfaction pursuant to Section 7.02, prior to such release, the Trustee or, if a Custodian has been appointed pursuant to Section 12.12, the Custodian shall (a) complete all endorsements in blank so that the endorsement reads "Pay to the order of LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of December 1, 1997, Series 1997-4" and (b) complete a restrictive endorsement that reads "LaSalle National Bank is the holder of the mortgage note for the benefit of the Certificateholders under the Pooling and Servicing Agreement, dated as of December 1, 1997, Series 1997-4" with respect to those Mortgage Notes currently endorsed "Pay to the order of holder", if any.

     (c) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee, the Certificate Insurer and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 5.01(d).

     (d) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the Trustee or its designee shall, subject to Section 10.02, thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the Trustee elects to terminate any Subservicing Agreement in accordance with its terms. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Trustee (or its designee) shall have no liability or obligations under any Subservicing Agreements with respect to any period prior to becoming the new Servicer, whether for acts or omissions of the Servicer or otherwise, and the Servicer shall not by virtue of such replacement be relieved of any such liability or obligations under the Subservicing Agreements. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

     (e) Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders and the Certificate Insurer, provided, however, notwithstanding any provision of this Agreement to the contrary, the Servicer shall not consent to, make or permit (i) any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan unless (A) the related Mortgagor is in default with respect to the Mortgage Loan or, in the judgment of the Servicer, such default is reasonably foreseeable and (B) in the sole judgment of the Servicer such modification would increase the proceeds of such Mortgage Loan and (C) the Certificate Insurer has consented to such modification, or (ii) any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations, promulgated thereunder) and (B) cause the Trust Fund REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall for the purposes of distributions to Certificateholders be added to the amount owing under the related Mortgage Loan. Without limiting the generality of the foregoing, and subject to the consent of the Certificate Insurer, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Trustee and each Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Mortgage Loans, shall employ or cause to be employed procedures (including collection, foreclosure, REO Property management procedures and the making of Servicing Advances) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, in accordance with accepted first and second mortgage servicing practices of prudent lending institutions with respect to Group 1, and in accordance with accepted first mortgage servicing practices of prudent lending institutions with respect to Group 2, and giving due consideration to the Certificate Insurer's and the Certificateholders reliance on the Servicer.

     (f) On and after such time as the Trustee receives the resignation of, or notice of the removal of, the Servicer from its rights and obligations hereunder with respect to a Group, and with respect to resignation pursuant to Section 9.04, after receipt of the Opinion of Counsel required pursuant to such Section 9.04, the Trustee or its designee shall assume all of the rights and obligations of the Servicer hereunder with respect to such Group, subject to Section 10.02. The Servicer shall, upon request of the Trustee but at the expense of the Servicer, deliver to the Trustee all documents and records relating to the related Mortgage Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights with respect to such Group and obligations to the assuming party.

     Section 5.02 Liquidation of Mortgage Loans.

     In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 5.01 above is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Certificate Insurer and the Certificateholders. The Servicer shall foreclose upon or otherwise comparably effect the ownership in the name of the Trustee for the benefit of the Certificateholders on behalf of the Certificateholders of Mortgaged Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of delinquent payments in accordance with the provisions of Section 5.10, provided, however, that the Servicer shall not be obligated to foreclose in the event that the Servicer, in its good faith reasonable judgment, determines that it would not be in the best interests of Certificateholders or the Certificate Insurer, which judgment shall be evidenced by an Officer's Certificate delivered to the Trustee and the Certificate Insurer. In connection with such foreclosure or other conversion, the Servicer shall exercise collection and foreclosure procedures with the same degree of care and skill in its exercise or use as it would exercise or use under the circumstances in the conduct of its own affairs. Any amounts advanced in connection with such foreclosure or other action shall constitute Servicing Advances.

     After a Mortgage Loan has become a Liquidated Mortgage Loan, the Servicer shall promptly prepare and forward to the Trustee and the Certificate Insurer and, upon request, any Certificateholder, a Liquidation Report certified by a Responsible Officer, in the form attached hereto as Exhibit M, detailing the Liquidation Proceeds received from the Liquidated Mortgage Loan, expenses incurred with respect thereto, and any loss incurred in connection therewith.

     Section 5.03 Establishment of Principal and Interest Accounts; Deposits in Principal and Interest Accounts.

     With respect to each Sub-Pool, the Servicer shall cause to be established and initially maintained with the Trustee one or more Principal and Interest Accounts, which shall be Eligible Accounts, titled, with respect to Sub-Pool I, "Sub-Pool I Principal and Interest Account, Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4", with respect to Sub-Pool II, "Sub-Pool II Principal and Interest Account, Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4" with respect to Sub-Pool III, ASub-Pool III Principal and Interest Account, Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4" and with respect to Sub-Pool IV, ASub-Pool IV Principal and Interest Account, Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4.@ Subsequent to the Closing Date, the Servicer may transfer the related Principal and Interest Account to another institution, provided that each Principal and Interest Account shall be an Eligible Account and all amounts therein shall be invested only in Permitted Instruments. The creation of any Principal and Interest Account shall be evidenced by a letter agreement in the form of Exhibit C. A copy of such letter agreement shall be furnished on the Closing Date to the Trustee, the Certificate Insurer and, upon request, any Certificateholder. With respect to each Sub-Pool, the Servicer shall deposit (without duplication) the following amounts with respect to such Sub-Pool within one (1) Business Day of receipt of good funds in the related Principal and Interest Account and retain therein:

          (i) all payments due after the Cut-off Date with respect to the Initial Mortgage Loans or after a Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans on account of principal on the Mortgage Loans and all Excess Payments, Principal Prepayments and Curtailments received after the Cut-off Date, or after the Subsequent Cut-off Date, as the case may be, and other than the Depositor's Yield;

          (ii) all payments due after the Cut-off Date with respect to the Initial Mortgage Loans, or after a Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans, on account of interest on the Mortgage Loans;

          (iii) all Net Liquidation Proceeds;

          (iv) all Insurance Proceeds;

          (v) all Released Mortgaged Property Proceeds;

          (vi) any amounts payable in connection with the repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.05 and 3.03 above; and

          (vii) any amount required to be deposited in the related Principal and Interest Account pursuant to Section 5.04 or 11.01.

     The foregoing requirements for deposit in the related Principal and Interest Account shall be exclusive; it being understood and agreed that, without limiting the generality of the foregoing, the Depositor's Yield, the Servicing Fee with respect to each Mortgage Loan, late payment charges and assumption fees, to the extent permitted by Sections 7.01 and 7.03, and Excess Proceeds need not be deposited by the Servicer in the related Principal and Interest Account. Any interest earnings on funds held in the related Principal and Interest Account shall be for the account of the Servicer and may only be withdrawn from the related Principal and Interest Account by the Servicer immediately following its monthly remittance of the Available Remittance Amount to the Trustee. Any reference herein to amounts on deposit in the related Principal and Interest Account shall refer to amounts net of such investment earnings.

     Section 5.04 Permitted Withdrawals From the Principal and Interest Account.

     With respect to each Sub-Pool, the Servicer shall withdraw or cause to be withdrawn funds from the related Principal and Interest Account for the following purposes:

          (i) to effect the remittance to the Trustee on the Determination Date of the Excess Spread and the amounts set forth in clause (i) of the definition of Available Remittance Amount. For the purposes of this Section 5.04(i), the calculation of the Available Remittance Amount shall be made without reference to the actual deposit of funds in the related Certificate Account;

          (ii) to reimburse itself for any accrued unpaid Servicing Fees, unreimbursed Monthly Advances and unreimbursed Servicing Advances and any amount described in Section 6.13(b) or Section 6.13(c) deposited in the related Certificate Account and attributable to the conveyance to the Trustee of a Subsequent Mortgage Loan that does not have a payment date during the related Due Period, if the Servicer is the Depositor. The Servicer's right to reimbursement for accrued and unpaid Servicing Fees and unreimbursed Servicing Advances shall be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor with respect to a Sub-Pool or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed (including amounts paid by the

     Depositor in connection with the purchase or substitution of Mortgage Loans pursuant to Section 2.05 or 3.03 above). The Servicer's right to reimbursement for unreimbursed Monthly Advances and amounts described in
     Section 6.13(b) or Section 6.13(c) (if the Servicer is the Depositor) shall be limited to collections of interest on any Mortgage Loan; provided that the Servicer shall not be entitled to reimbursement from Liquidation Proceeds for Monthly Advances made pursuant to Section 6.09(c) or Section 6.09(d), or for amounts deposited in the related Certificate Account pursuant to Section 6.13(b) or Section 6.13(c) and attributable to the conveyance to the Trustee of a Subsequent Mortgage Loan that does not have a payment date during the related Due Period. It is understood that the Servicer's right to reimbursement pursuant hereto shall be senior to the rights of Certificateholders unless the Depositor or any of its affiliates is the Servicer and the Depositor is required to repurchase or substitute a Mortgage Loan pursuant to Section 2.05 or 3.03 above, in which case the Servicer's right to such reimbursement shall be subordinate to the rights of Certificateholders to receive the purchase price or substitution adjustment pursuant to such Sections 2.05 and 3.03;

          (iii) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a Preference Amount by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

          (iv) (a) to make investments in Permitted Instruments and (b) to pay to itself interest earned in respect of Permitted Instruments or on funds deposited in the related Principal and Interest Account;

          (v) to withdraw any funds deposited in the related Principal and Interest Account that were not required to be deposited therein (such as Servicing Compensation) or were deposited therein in error;

          (vi) to pay itself Servicing Compensation pursuant to Section 7.03 to the extent not retained or paid pursuant to Section 5.03 or 5.04(ii);

          (vii) to withdraw funds necessary for the conservation and disposition of REO Property pursuant to the third paragraph of Section 5.10;

          (viii) to remit to the Trustee any amount which was deposited by the Certificate Insurer pursuant to Section 11.01 to cover unpaid fees and expenses of the Trustee; and

          (ix) to clear and terminate the related Principal and Interest Account upon the termination of this Agreement with any amounts on deposit therein being paid to the Servicer and/or the Depositor to the extent of any Reimbursable Amounts and the remainder to the Class R Certificateholders.

     So long as no Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, the funds held in the related Principal and Interest Account may be invested by the Servicer (to the extent practicable) in Permitted Instruments, as directed in writing to the Trustee by the Servicer. In either case, funds in the related Principal and Interest Account must be available for withdrawal without penalty, and any Permitted Instruments must mature not later than the Business Day immediately preceding the Determination Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the institution that maintains the related Principal and Interest Account, then such Permitted Instrument shall mature not later than such Determination Date) and shall not be sold or disposed of prior to its maturity. All Permitted Instruments in which funds in the related Principal and Interest Account are invested must be held by or registered in the name of "Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4." All interest or other earnings from funds on deposit in the related Principal and Interest Account (or any Permitted Instruments thereof) shall be the exclusive property of the Servicer, and may be withdrawn from the related Principal and Interest Account pursuant to clause (iv) above and the penultimate sentence of
Section 5.03 above. The amount of any losses incurred in connection with the investment of funds in the related Principal and Interest Account in Permitted Instruments shall be deposited in the related Principal and Interest Account by the Servicer from its own funds immediately as realized without reimbursement therefor.

     Section 5.05 Payment of Property Taxes, Insurance and Other Charges.

     With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting fire and hazard insurance coverage.

     With respect to each Mortgage Loan as to which the Servicer maintains escrow accounts, the Servicer shall maintain accurate records reflecting the status of ground rents, real estate taxes and assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Servicer shall monitor such payments to determine if they are made by the Mortgagor. Any out-of-pocket expenses incurred by the Servicer pursuant to this Section 5.05, including without limitation any advances of such payments, shall constitute Servicing Advances.

     Section 5.06 Transfer of Accounts; Monthly Statements.

     Notwithstanding Section 5.03 above, the Principal and Interest Accounts and each of the other Accounts shall be established, as of the Closing Date, with the Trustee as Eligible Accounts pursuant to clause (B) of the definition thereof. The Principal and Interest Accounts and each of the Accounts or any of them may, upon written notice to the Trustee and the Certificate Insurer, be transferred to a different depository institution so long as such transfer is to an Eligible Account. The Certificate Insurer shall be provided with a monthly statement of activity in the Principal and Interest Accounts and the Accounts from each party holding such accounts.

     Section 5.07 Maintenance of Hazard Insurance.

     The Servicer shall cause to be maintained, subject to the provisions of
Section 5.08, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the least of (a) the outstanding principal balance owing on the Mortgage Loan, and the First Lien, with respect to Group 1, (b) the full insurable value of the premises securing the Mortgage Loan and (c) the minimum amount required to compensate for damage or loss on a replacement cost basis. If at the origination of the Mortgage Loan or at any time during the term of the Mortgage Loan the Servicer determines that the Mortgaged Property is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be purchased a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the Mortgage Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended. The Servicer shall also maintain, to the extent such insurance is available, on REO Property, fire and hazard insurance in the amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, and the Servicer determines that such insurance is necessary in accordance with accepted first and second mortgage servicing practices of prudent lending institutions with respect to Group 1, and in accordance with accepted first mortgage servicing practices of prudent lending institutions with respect to Group 2, flood insurance in an amount equal to that required above. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Mortgagor in accordance with customary first and second mortgage servicing procedures with respect to Group 1, and with customary first mortgage servicing procedures with respect to Group 2) shall be deposited in the Principal and Interest Account with respect to the related Group, subject to retention by the Servicer to the extent such amounts constitute Servicing Compensation or to withdrawal pursuant to Section 5.04 above. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with losses payable to the Servicer. Any out-of-pocket expenses incurred by the Servicer pursuant to this Section 5.07, including without limitation any advances of premiums on insurance policies required by this Section 5.07, shall constitute Servicing Advances.

     Section 5.08 Maintenance of Mortgage Impairment Insurance Policy.

     In the event that the Servicer shall obtain and maintain a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans or all of the Mortgage Loans in a Group, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and otherwise complies with the requirements of Section 5.07 above, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section
5.07 above, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 5.07 above, and there shall have been a loss which would have been covered by such policy, deposit in the related Principal and Interest Account the difference, if any, between the amount that would have been payable under a policy complying with Section 5.07 above and the amount paid under such blanket policy. On the Closing Date, such blanket policy is maintained with St. Paul Insurance Company.

     Section 5.09 Fidelity Bond.

     The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, in a minimum amount acceptable to FNMA or FHLMC or otherwise as is commercially available at a cost that is not generally regarded as excessive by industry standards, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including losses resulting from forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 5.09 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. Upon the request of the Trustee or the Certificate Insurer, the Servicer shall cause to be delivered to the Trustee or the Certificate Insurer a certified true copy of such fidelity bond and insurance policy.

     Section 5.10 Title, Management and Disposition of REO Property.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (an "REO Property"), the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders.

     The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Certificate Insurer and the Certificateholders. Any out-of-pocket expenses incurred by the Servicer pursuant to this Section 5.10 shall be Servicing Advances.

     The Servicer shall cause to be deposited, no later than five Business Days after the receipt thereof, in the related Principal and Interest Account, all revenues received with respect to the conservation and disposition of the related REO Property and shall retain, or withdraw from such amounts, funds necessary for the proper operation, management and maintenance of the related REO Property and the fees of any managing agent acting on behalf of the Servicer.

     The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Certificateholders and, as soon as practicable thereafter, the expenses of such sale shall be paid. The proceeds of sale of the REO Property shall be promptly deposited in the related Principal and Interest Account, net of Excess Proceeds, any related unreimbursed Servicing Advances, accrued and unpaid Servicing Fees and unreimbursed Monthly Advances payable to the Servicer in accordance with Section 5.04 above, for distribution to the Certificateholders in accordance with Section 6.06.

     In the event any Mortgaged Property is acquired as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall sell such Mortgaged Property for cash within two years after its acquisition of such Mortgaged Property for purposes of Section 860(G)(a)(8) of the Code unless the Servicer either (i) applies, at the expense of the Trust Fund (as a Servicing Advance), more than 60 days prior to the expiration of such two year period, and is granted an extension of time by the Internal Revenue Service to sell such Mortgaged Property (in which case the Servicer shall sell such Mortgaged Property prior to the expiration of any extension to such two-year grace period) or (ii) receives an Opinion of Counsel to the effect that the holding of such Mortgaged Property subsequent to two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" as defined in section 860F of the Code or cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any Class A Certificates are outstanding. Notwithstanding any other provision of this Agreement, (i) no Mortgaged Property acquired by the Servicer pursuant to this Section shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund, and (ii) no construction shall take place on such Mortgaged Property in such a manner or pursuant to any terms, such that in the case of either clause (i) or (ii) such action would cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or result in the receipt by the Trust Fund or any "net income from foreclosure property" which is subject to taxation within the meaning of Sections 860G(c) and 857(b)(4)(B) of the Code. Any out-of-pocket expenses incurred by the Servicer including any Opinions of Counsel pursuant to this Section 5.10 shall constitute Servicing Advances. If a period greater than two years is permitted under this Agreement and is necessary to sell any REO Property, the Servicer shall give appropriate notice to the Trustee and the Certificate Insurer and shall report monthly to the Trustee (which report the Trustee shall supply to the Certificate Insurer upon request) as to the progress being made in selling such REO Property.

     With respect to each Multifamily Loan, Mixed Use Loan and Commercial Loan:

          (i) Prior to the acquisition of title to such property, the Servicer shall review the operation of such property and determine the nature of the income that would be derived from such property if it were acquired by the Trust Fund. If the Servicer determines from such review that:

               (A) None of the income from Directly Operating such property would be subject to tax as "net income from foreclosure property" within the meaning of the REMIC Provisions or would be subject to the tax imposed on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO Tax"), such property may be Directly Operated by the Servicer as REO Property;

               (B) Directly Operating such property as an REO Property could result in income from such property that would be subject to an REO Tax, but that a lease of such property to another party to operate such property, or the performance of some services by an Independent Contractor with respect to such property, or another method of operating such property would not result in income subject to an REO Tax, then the Servicer may (provided, that in the good faith and reasonable judgment of the Servicer, it is commercially feasible) acquire such property as REO Property and so lease or operate such REO Property; or

               (C) It is reasonable to believe that Directly Operating such property as REO Property could result in income subject to an REO Tax and that no commercially reasonable feasible means exists to operate such property as REO Property without the Trust Fund incurring or possibly incurring an REO Tax on income from such property. The Servicer shall give written notice to the Trustee and the Certificate Insurer summarizing a proposed plan ("Proposed Plan") to manage such property as REO Property. Such notice shall include potential sources of income, and to the extent reasonably feasible, estimates of the amount of income from each such source. Within a reasonable period of time after receipt of such notice, the Servicer shall consult with the Trustee and the Certificate Insurer and shall advise the Trustee and the Certificate Insurer of the Servicer's federal income tax reporting position with respect to the various sources of income that the Trust Fund would derive under the Proposed Plan. In addition, the Trustee shall (to the extent feasible) advise the Servicer and the Certificate Insurer of the estimated amount of taxes that the Trust Fund would be required to pay with respect to each such source of income. After the Servicer has provided the Trustee and the Certificate Insurer with the information described in the two preceding sentences, the Servicer shall either (A) implement the Proposed Plan (after acquiring the respective property as REO Property) or (B) manage and operate such property in a manner that would not result in the imposition of an REO Tax on the income derived from such property. The Servicer's decision as to how each REO Property shall be managed and operated shall be based in either case on the good faith and reasonable judgment of the Servicer after consultation with the Certificate Insurer as to which means would be in the best interest of the Certificateholders and the Certificate Insurer by maximizing (to the extent commercially feasible) the net after-tax REO Proceeds received by the Trust Fund with respect to such property and, to the extent consistent with the foregoing, in the same manner as would prudent mortgage loan servicers and asset managers operating acquired mortgaged property comparable to the respective property. The Servicer, the Trustee and the Certificate Insurer may consult with counsel in connection with determinations required under this Section 5.10(i)(C). The cost of such consultation by the Servicer shall constitute a Servicing Advance. Neither the Servicer nor the Trustee shall be liable to the Certificateholders, the Trust Fund, the Trustee, the Servicer or each other for errors in judgment made in good faith in the exercise of their discretion while performing their respective responsibilities under this Section 5.10(i)(C). Nothing in this Section 5.10(i)(C) is intended to prevent the sale of a Defaulted Mortgage Loan pursuant to the terms and subject to the conditions of
          Section 5.11.

     Section 5.11 Right to Repurchase Defaulted Mortgage Loans

     The Servicer, in its sole discretion, shall have the right to elect (by written notice sent to the Trustee) to purchase on any Determination Date for its own account from the Trust Fund any Mortgage Loan which is 90 days or more delinquent at a price equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such Mortgage Loan through the end of the Due Period in which such Determination Date falls, computed at the Mortgage Rate plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan (the "Purchase Price"). The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited by the Servicer in the related Principal and Interest Account and the Trustee, upon receipt of a Request for Release and confirmation of such deposit from the Servicer in the form of Exhibit I, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, representation or warranty, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

     Section 5.12 Collection of Certain Mortgage Loan Payments.

     The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, comply with the terms and provisions of any applicable hazard insurance policy. Consistent with the foregoing, the Servicer may in its discretion waive or permit to be waived any late payment charge, prepayment charge, assumption fee or any penalty interest in connection with the prepayment of a Mortgage Loan or any other fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation and extend the due date for payments past due on a Mortgage Note for a period (with respect to each payment as to which the due date is extended) not greater than 125 days without the Certificate Insurer's prior written consent, and in no event later than the final maturity date of the Mortgage Loan, provided that such extension would not be considered a new mortgage loan for federal income tax purposes. In the event the Servicer shall consent to the deferment of the Due Dates for payments past due on a Mortgage Note, the Servicer shall nonetheless make payment of any required Monthly Advance with respect to the payments so extended to the same extent as if such installment were due, owing and delinquent and had not been deferred, and shall be entitled to reimbursement therefor in accordance with Section 5.04(ii) above.

     Section 5.13 Access to Certain Documentation and Information Regarding the Mortgage Loans.

     The Servicer shall provide to the Trustee, the Certificateholders, the Certificate Insurer and any supervisory agents or examiners of each of the foregoing access to the documentation regarding the Mortgage Loans (such access in the case of supervisory agents or examiners being limited to that documentation required by applicable state and federal regulations) being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

     Section 5.14 Superior Liens

     With respect to any Group 1 Mortgage Loan, the Depositor or the Servicer shall file (or cause to be filed) of record a request for notice of any action by a superior lienholder under a First Lien for the protection of the Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. The Servicer must also notify any superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder.

     With respect to any Group 1 Mortgage Loan, if the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the First Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust Fund, whatever actions are necessary to protect the interests of the Certificateholders, and/or to preserve the security of the related Mortgage Loan, subject to the application of the REMIC Provisions. The Servicer shall advance the necessary funds to cure the default or reinstate the superior lien, if such advance is in the best interests of the Certificate Insurer and the Certificateholders. The Servicer shall not make such an advance except to the extent that it determines in its reasonable good faith judgment that the advance would either be recoverable from the Liquidation Proceeds on the related Mortgage Loan or increase the Net Liquidation Proceeds available to the Trust Fund. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced. Any expenses incurred by the Servicer pursuant to this Section 5.14 shall be Servicing Advances with respect to Group 1.

     Section 5.15. Environmental Matters

     Notwithstanding any other provision of this Agreement to the contrary, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any regulated substance, toxic substance, hazardous waste or hazardous substance or any similar or like classification (as such terms are defined or used in CERCLA or any federal, state or local statutes, laws, rules or regulations pertaining to environmental matters) on the related Mortgaged Property, the Servicer shall not, on behalf of the Trustee, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property, unless the Servicer has obtained the prior written consent of the Certificate Insurer. The preceding sentence shall not apply to the presence, use or storage on the related Mortgaged Property of hazardous substances that are generally recognized to be appropriate to normal residential use and maintenance of the related Mortgaged Property.

     Section 5.16 Acknowledgment of Duties and Obligations

     Any provision hereof to the contrary notwithstanding, the Depositor acknowledges that (i) as of the Closing Date the Servicer is an unincorporated division of the Depositor, (ii) actions and agreements by an unincorporated division of the Depositor are those of the Depositor and (iii) the Depositor is responsible for all duties and obligations of its unincorporated division hereunder.

                                   ARTICLE VI

                       PAYMENTS TO THE CERTIFICATEHOLDERS

     Section 6.01 Establishment of Certificate Account; Deposits in Certificate Account.

     With respect to each Group, and no later than the Closing Date, the Trustee will establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled, with respect to Group 1, "Group 1 Certificate Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4" and with respect to Group 2, "Group 2 Certificate Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4." With respect to each Group, the Trustee shall, promptly upon receipt, deposit in the related Certificate Account and retain therein:

          (i) the portion of the related Available Remittance Amount remitted by the Servicer pursuant to Section 5.04(i) above;

          (ii) the related Monthly Advance and the related Compensating Interest remitted to the Trustee by the Servicer;

          (iii) the Excess Spread with respect to the related Group remitted to the Trustee by the Servicer pursuant to Section 5.04(i) above and Insured Payments with respect to the related Group pursuant to Section 6.06(b);

          (iv) all income or gain from investments of funds on deposit in the related Certificate Account pursuant to Section 6.05(e) and amounts required to be paid by the Servicer pursuant to such Section 6.05(e) in connection with losses on investments of amounts in the related Certificate Account;

          (v) the Termination Price; and

          (vi) any amounts required to be deposited in the related Certificate Account pursuant to Sections 6.13(b), 6.13(c) and 6.14(c).

     Section 6.02 Permitted Withdrawals from Certificate Account.

     With respect to each Group, the Trustee shall, based upon information set forth in the Servicer's Certificate for such Remittance Date, withdraw amounts on deposit in the related Certificate Account on each Remittance Date in the following order of priority:

          (i) except as to the final Remittance Date hereunder, to pay the Certificate Insurer the related Monthly Premium pursuant to Section 6.04;

          (ii) to effect the distributions described in Section 6.06(c), exclusive of the distributions described in the last paragraph of Section 6.06(c);

          (iii) except as to the final Remittance Date hereunder, to make deposits in the related Trustee Expense Account pursuant to Section 6.03(a)(i);

and also, in no particular order of priority:

          (iv) to invest amounts on deposit in the related Certificate Account in Permitted Instruments pursuant to Section 6.05;

          (v) to pay on a monthly basis to the Servicer interest paid and earnings realized on Permitted Instruments in the related Certificate Account;

          (vi) to withdraw any amount not required to be deposited in the related Certificate Account or deposited therein in error; and

          (vii) to clear and terminate the related Certificate Account upon the termination of this Agreement in accordance with Article XI of this Agreement.

     Section 6.03 Establishment of Trustee Expense Account; Deposits in Trustee
                  Expense Account; Permitted Withdrawals from Trustee
                  Expense Account.

     (a) With respect to each Group and no later than the Closing Date, the Trustee will establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled, with respect to Group 1, "Group 1 Trustee Expense Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4", and with respect to Group 2, "Group 2 Trustee Expense Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4." With respect to each Group, the Trustee shall deposit into the related Trustee Expense Account:

          (i) on each Remittance Date (other than the final Remittance Date hereunder) from the amounts on deposit in the related Certificate Account an amount equal to the Annual Trustee Expense Amount, subject to the provisions of Section 6.06(c); and

          (ii) upon receipt, all income or gain from investments of funds on deposit in the related Trustee Expense Account pursuant to Section 6.05(e) and all amounts required to be paid by the Servicer pursuant to such
     Section 6.05(e) in connection with losses on investments of amounts in the related Trustee Expense Account.

If at any time the amount then on deposit in any Trustee Expense Account shall be insufficient to pay in full the fees and expenses of the Trustee then due with respect to a Group, the Trustee shall make demand on the related Servicer to advance the amount of such insufficiency, and the Servicer shall promptly advance such amount. If the related Servicer fails to make such advance, the Depositor shall do so upon demand of the Trustee. Thereafter, the Servicer and the Depositor shall be entitled to reimbursement solely from the related Trustee Expense Account pursuant to subclause (c)(ii) below for the amount of any such advance from any excess available after payment of Trust Fund expenses.

     (b) The Trustee may withdraw amounts on deposit in the Trustee Expense Account with respect to each Group for investment in Permitted Instruments pursuant to Section 6.05, and the Trustee shall withdraw amounts on deposit in the related Trustee Expense Account:

          (i) to pay, as described in Section 2.08 above, the Trustee's fees and expenses allocable to or incurred in connection with the Certificates with respect to the related Group;

          (ii) to pay on a monthly basis to the Servicer interest paid and earnings realized on Permitted Instruments in the related Trustee Expense Account;

          (iii) to withdraw any amounts not required to be deposited in the related Trustee Expense Account or deposited therein in error; and

          (iv) to clear and terminate the related Trustee Expense Account upon termination of this Agreement with any amounts on deposit therein being paid to the Servicer and/or the Depositor to the extent of any Reimbursable Amounts and the remainder to the Class R Certificateholders.

     (c) On the twelfth Remittance Date following the Closing Date, and on each twelfth Remittance Date thereafter, the Trustee shall determine whether all payments required to be made pursuant to subclauses (b)(i), (b)(ii) and (b)(iii) above, have been made, and from any amounts remaining in the related Trustee Expense Account, the Trustee shall, based upon information set forth in the Servicer's Certificate for such Remittance Date (in the following order of priority):

          (i) pay any amounts not previously paid and required to be paid pursuant to subclauses (b)(i), (b)(ii) and (b)(iii) above;

          (ii) reimburse the Servicer and/or the Depositor, for Reimbursable Amounts;

          (iii) reimburse the Servicer and/or the Depositor for advances made by it pursuant to the last paragraph of subclause (a) above; and

          (iv) remit to the Servicer as additional Servicing Compensation any amounts remaining in the related Trustee Expense Account after payments made pursuant to subclauses (b)(i), (b)(ii), (b)(iii), (c)(i) and (c)(ii), above.

     Section 6.04 Payment of Monthly Premium to Certificate Insurer

     With respect to each Group and on each Remittance Date commencing on January 26, 1998 (other than the final Remittance Date hereunder), from the amounts on deposit in the Certificate Account with respect to the related Group, prior to making the remittances required pursuant to Section 6.06(c), the Trustee shall pay the Certificate Insurer the Monthly Premium with respect to such Group.

     Section 6.05 Investment of Accounts.

     (a) So long as no Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account, except the Pre-Funding Accounts held by the Trustee, shall be invested and reinvested by the Trustee, as directed in writing, or by telephone or facsimile transmission confirmed in writing, by the Servicer, in one or more Permitted Instruments. Subject to the last paragraph of Section 5.04 above in the case of the Principal and Interest Accounts, no such investment in any Account shall mature later than the Business Day immediately preceding the next Remittance Date. Consistent with any requirements of the Code, all or a portion of the Reserve Accounts held by the Trustee shall be invested and reinvested by the Trustee, as directed in writing, or by telephone or facsimile transmission confirmed in writing, by the Holders of a majority in Percentage Interest of the Class R Certificates in one or more Permitted Instruments. No such investment shall mature later than the Business Day immediately preceding the next Remittance Date.

     (b) If any amounts are needed for disbursement from any Account held by the Trustee and sufficient uninvested funds are not available to make such disbursement, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. The Trustee shall not be liable for any investment loss or other charge resulting therefrom unless the Trustee's failure to perform in accordance with this Section 6.05 is the cause of such loss or charge or if the Trustee is the obligor and has defaulted thereon.

     (c) Subject to Section 12.01, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any investment loss on any Permitted Instrument included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

     (d) The Trustee shall invest and reinvest funds in the Accounts held by the Trustee, to the fullest extent practicable, in such manner as the Servicer or the Holders of a majority in Percentage Interest of the Class R Certificates, as applicable, shall from time to time direct as set forth in Section 6.05(a) above, but only in one or more Permitted Instruments.

     (e) All income or other gain from investments in any Account held by the Trustee shall be deposited in such Account immediately on receipt, and the Trustee shall notify the Servicer, or the Depositor, or the Holders of a majority in Percentage Interest of the Class R Certificates as the case may be, of any loss resulting from such investments. Upon receipt of such notification, the Servicer, in the case of all Accounts other than the Interest Coverage Accounts and the Reserve Accounts, the Depositor, in the case of the Interest Coverage Accounts and the Class R Certificateholders in the case of the Reserve Accounts, shall promptly remit the amount of any such loss from their own funds, without reimbursement therefor, to the Trustee for deposit in the Account or Accounts from which the related funds were withdrawn for investment.

     Section 6.06 Priority and Subordination of Distributions.

     (a) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund, and all ownership interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. In this regard, all rights of the Class R Certificateholders to receive distributions in respect of the Class R Certificates shall be subject and subordinate to the preferential rights of the Class A Certificateholders to receive distributions in respect of the Class A Certificates, to the extent set forth herein. In accordance with the foregoing, the ownership interests of the Class R Certificateholders in amounts deposited in the Accounts from time to time shall not vest unless and until such amounts are properly distributed in respect of the Class R Certificates in accordance with the terms of this Agreement. Notwithstanding anything contained in this Agreement to the contrary, no Certificateholder shall be required to refund any amount properly distributed to it pursuant to the terms of this Agreement.

     (b) As soon as possible, and in no event later than 10:00 a.m. Chicago time on the Business Day immediately preceding each Remittance Date, subject to receipt by the Trustee of the Servicer's Certificate, the Trustee shall furnish the Certificate Insurer and the Servicer with a completed notice in the form set forth as Exhibit A to the Certificate Insurance Policy (the "Notice") indicating that an Insured Payment is necessary. The Notice shall specify the amount of Insured Payment and shall constitute a claim for an Insured Payment pursuant to the Certificate Insurance Policy. Upon receipt of Insured Payments on behalf of the Class A Certificateholders under the Certificate Insurance Policy, the Trustee shall deposit such Insured Payments in the related Certificate Account and shall distribute such Insured Payments in accordance with Section 6.02(ii) above and Section 6.06(c) and (d).

     Each Class A Certificateholder shall promptly notify the Trustee in writing upon the receipt of a court order as described in clause (c)(vii) of the definition of Class A Principal Remittance Amount. The Trustee shall promptly notify the Certificate Insurer upon its receipt from any Certificateholder of any such court order. If the payment of any portion or all of any amount that is insured by the Certificate Insurer under the Certificate Insurance Policy is voided pursuant to a final order of a court exercising proper jurisdiction in an insolvency proceeding to the effect that the Trustee or the Class A Certificateholder, as the case may be, is required to return any such payment or portion thereof prior to the expiration date of the Certificate Insurance Policy because such payment was voided under the U.S. Bankruptcy Code, with respect to which order the appeal period has expired without an appeal having been filed (a "Final Order"), and, as a result, the Trustee or any Class A Certificateholder is required to return such voided payment, or any portion of such voided payment made in respect of the Class A Certificates (a "Preference Amount"), the Certificate Insurer will pay an amount equal to each such Preference Amount, on the second Business Day following receipt by the Certificate Insurer of (x) a certified copy of the

Final Order, (y) an assignment, in form reasonably satisfactory to the Certificate Insurer, irrevocably assigning to the Certificate Insurer all rights and claims of the Trustee and/or such Class A Certificateholder relating to or arising under such Preference Amount and appointing the Certificate Insurer as the agent of the Trustee and/or such Class A Certificateholder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Trustee or such Class A Certificateholder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee or Class A Certificateholder directly (unless a Class A Certificateholder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee named in such Final Order in which case payment shall be made to the Trustee for distribution to the Class A Certificateholder upon proof of such payment reasonably satisfactory to the Certificate Insurer). Notwithstanding the foregoing, in no event shall the Certificate Insurer be (i) required to make any payment under the Certificate Insurance Policy in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by the Certificate Insurer thereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of the Class A Certificates, prior to the time the Certificate Insurer otherwise would have been required to make a payment in respect of such principal.

     Each Class A Certificateholder, by its purchase of the Class A Certificates, the Servicer and the Trustee hereby agree that the Certificate Insurer may at any time during the continuation of any proceeding relating to a preference claim direct all matters relating to such preference claim, including, without limitation, the direction of any appeal of any order relating to such preference claim and the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to the rights of the Servicer, the Trustee and each Class A Certificateholder in the conduct of any such preference claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such preference claim.

     The Trustee shall receive, as attorney-in-fact of each Holder of a Class A Certificate, any Insured Payment with respect to the related Sub-Pool from the Certificate Insurer and disburse the same to each Holder of a Class A Certificate with respect to the related Group in accordance with the provisions of this Section 6.06. Insured Payments disbursed by the Trustee from proceeds of the Certificate Insurance Policy shall not be considered payment by the Trust Fund nor shall such payments discharge the obligation of the Trust Fund with respect to such Class A Certificates, and the Certificate Insurer shall become the owner of such unpaid amounts due from the Trust Fund in respect of Class A Certificates. The Trustee hereby agrees on behalf of each Holder of a Class A Certificate for the benefit of the Certificate Insurer that it recognizes that to the extent the Certificate Insurer makes Insured Payments with respect to a Sub-Pool, either directly or indirectly (as by paying through the Trustee), to the related Class A Certificateholders, the Certificate Insurer will be subrogated to the rights of such Class A Certificateholders, with respect to such Insured Payment, shall be deemed, to the extent of the payments so made, to be a registered Class A Certificateholder and shall receive all future related Class A Remittance Amounts with respect to such Sub-Pool until all such Insured Payments by the Certificate Insurer have been fully reimbursed, subject to the following paragraph. To evidence such subrogation, the Trustee shall, or shall cause the Certificate Registrar to, note the Certificate Insurer's rights as subrogee on the registration books maintained by the Trustee or the Certificate Registrar upon receipt from the Certificate Insurer of proof of payment of any Insured Payment. Except as otherwise described herein, the Certificate Insurer shall not acquire any voting rights hereunder as a result of such subrogation. The effect of the foregoing provisions is that, to the extent of Insured Payments made by it, the Certificate Insurer shall be paid before payment of the balance of the Class A Remittance Amount with respect to the related Group for which an Insured Payment was made, is made to the other Holders of the related Class A Certificates, subject to the following paragraph.

     It is understood and agreed that the intention of the parties is that the Certificate Insurer shall not be entitled to reimbursement on any Remittance Date for amounts previously paid by it with respect to a Sub-Pool unless on such Remittance Date the related Class A Certificateholders shall also have received the full amount of the related Class A Remittance Amount with respect to the related Class of Class A Certificates (exclusive of any related Class A Carry-Forward Amount, to the extent representing amounts previously paid to such related Class A Certificateholders as Insured Payments or representing interest accrued in respect of Insured Payments) for such Remittance Date.

     (c) On or before each Remittance Date, the Servicer shall determine the Overcollateralization Amount for each Sub-Pool after giving effect to the distribution of the related Class A Principal Remittance Amount to the Holders of the related Class of Class A Certificates on such Remittance Date and the amount of the related Net Excess Spread. On each Remittance Date the Trustee shall withdraw from each Certificate Account the related Amount Available, and make distributions thereof, based upon the information set forth in the Servicer's Certificate for such Remittance Date, in the following order of priority to the extent available, except to the extent that the priority set forth in Section 6.07 shall be applicable:

     (A) With respect to the Class 1A Certificates and Group 1:

          (X) If the Remittance Date is prior to the Cross-Over Date, the Trustee shall distribute the indicated amounts in the following order of priority:

          (i) to the Class 1A-1 Certificateholders and the Class 1A-2 Certificateholders, (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), an amount equal to the lesser of:

               (A) the Amount Available with respect to Group 1; and

               (B) the related Class 1A Interest Remittance Amount with respect to the Class 1A-1 Certificates and the Class 1A-2 Certificates;

          (ii) to the Class 1A-1 Certificateholders and the Class 1A-2 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-1 Principal Balance and the Class 1A-2 Principal Balance, respectively, to the extent described below, until the Class 1A-1 Principal Balance and the Class 1A-2 Principal Balance have been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

               (A) the balance of the Amount Available with respect to Group 1 after payments described in clause (X)(i) above, pro rata based on the related Class Percentage; and

               (B) the related Class A Principal Remittance Amount with respect to the Class 1A-1 and Class 1A-2 Certificates;

          (iii) to the Group 1 Trustee Expense Account, an amount equal to the lesser of the balance of the Amount Available with respect to Group 1 after payments described in clauses (X)(i) and (ii) above and any accrued and unpaid Annual Trustee Expense Amount with respect to Group 1;

          (iv) to the Class 1A-1 Certificateholders and Class 1A-2 Certificateholders to be applied to reduce the Class 1A-1 Principal Balance and the Class 1A-2 Principal Balance, respectively, until the Class 1A-1 Principal Balance and the Class 1A-2 Principal Balance have been reduced to zero, an amount equal to the lesser of:

               (A) the balance of the Amount Available with respect to Group 1 after payments described in clauses (X)(i) through (iii) above, pro rata based on the related Class Percentage; and

               (B) the related Additional Principal with respect to the Class 1A-1 and Class 1A-2 Certificates;

          (v) to the Servicer and/or the Depositor, an amount equal to the lesser of the balance of the Amount Available with respect to Group 1 after payments described in clauses (X)(i) through (iv) above and any expenses incurred in connection with any third party claims that remain unreimbursed;

          (vi) to the Servicer, an amount equal to the lesser of the balance of the Amount Available with respect to Group 1 after payments described in clauses (X)(i) through (v) above and the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Group 1 previously made by the Servicer and not previously reimbursed; and

                  (vii) to the Class R Certificateholders, the balance of the Amount Available with respect to Group 1, if any, after payments described in clauses (X)(i) through (vi) above.

     (Y) If the Remittance Date is on or after the Cross-Over Date, the Trustee shall distribute the indicated amounts in the following order of priority:

          (i) to the Class 1A-1 Certificateholders and Class 1A-2
     Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

               (A) the Amount Available with respect to Group 1; and

               (B) the related Class 1A Interest Remittance Amount with respect to the Class 1A-1 Certificates and the Class 1A-2 Certificates;

          (ii) to the Class 1A-1 Certificateholders and Class 1A-2 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-1 Principal Balance and the Class 1A-2 Principal Balance, respectively, until the Class 1A-1 Principal Balance and the Class 1A-2 Principal Balance have been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, the lesser of:

               (A) the balance of the Net Excess Amount Available with respect to Group 1 after payments described in clause (Y)(i) above, pro rata based on the related Class Percentage; and

               (B) the related Class A Principal Remittance Amount with respect to the Class 1A-1 Certificates and Class 1A-2 Certificates;

          (iii) to the Group 1 Trustee Expense Account, an amount equal to the lesser of the balance of the Amount Available with respect to Group 1 after payments described in clauses (Y)(i) and (ii) above and any accrued and unpaid Annual Trustee Expense Amount with respect to Group 1;

          (iv) to the Servicer and/or the Depositor, an amount equal to the lesser of the balance of the Amount Available with respect to Group 1 after payments described in clauses (Y)(i) through (iii) above and any expenses incurred in connection with any third party claims that remain unreimbursed;

          (v) to the Servicer, an amount equal to the lesser of the balance of the Amount Available with respect to Group 1 after payments described in clauses (Y)(i) through (iv) above and the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Group 1 previously made by the Servicer and not previously reimbursed; and

          (vi) to the Class R Certificateholders, the balance of the Amount Available with respect to Group 1, if any, after payments described in clauses (Y)(i) through (v) above.

               (B) With respect to the Class 2A Certificates and Group 2:

     (X) If the Remittance Date is prior to the Cross-Over Date, the Trustee shall distribute the indicated amounts in the following order of priority:

          (i) to the Class 2A-1 Certificateholders and Class 2A-2
     Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

               (A) the Amount Available with respect to Group 2; and

               (B) the related Class 2A Interest Remittance Amount with respect to the Class 2A-1 and Class 2A-2 Certificates;

          (ii) to the Class 2A-1 Certificateholders and Class 2A-2 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 2A-1 Principal Balance and the Class 2A-2 Principal Balance, respectively, to the extent described below, until the Class 2A-1 Principal Balance and the Class 2A-2 Principal Balance have been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

               (A) the balance of the Amount Available with respect to Group 2 after payments described in clause (X)(i) above, pro rata based on the related Class Percentage; and

               (B) the related Class A Principal Remittance Amount with respect to the Class 2A-1 and Class 2A-2 Certificates;

          (iii) to the Group 2 Trustee Expense Account, an amount equal to the lesser of the balance of the Amount Available with respect to Group 2 after payments described in clauses (X)(i) and (ii) above and any accrued and unpaid Annual Trustee Expense Amount with respect to Group 2;

          (iv) to the Class 2A-1 Certificateholders and Class 2A-2 Certificateholders to be applied to reduce the Class 2A-1 Principal Balance and the Class 2A-2 Principal Balance until the Class 2A-1 Principal Balance and the Class 2A-2 Principal Balance have been reduced to zero, an amount equal to the lesser of:

               (A) the balance of the Amount Available with respect to Group 2 after payments described in clauses (X)(i) through (iii) above, pro rata based on the related Class Percentage; and

               (B) the related Additional Principal with respect to the Class 2A-1 and Class 2A-2 Certificates;

          (v) to the Servicer and/or the Depositor, an amount equal to the lesser of the balance of the Amount Available with respect to Group 2 after payments described in clauses (X)(i) through (iv) above and any expenses incurred in connection with any third party claims that remain unreimbursed;

          (vi) to the Servicer, an amount equal to the lesser of the balance of the Amount Available with respect to Group 2 after payments described in clauses (X)(i) through (v) above and the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Group 2 previously made by the Servicer and not previously reimbursed;

          (vii) to the Class 2A-1 Certificateholders and Class 2A-2 Certificateholders until the Class 2A-1 Principal Balance and Class 2A-2 Principal Balance have been reduced to zero, an amount equal to the lesser of:

               (A) the balance of the Remaining Net Excess Spread with respect to Group 2, if any, after payments described in clauses (X)(i) through
          (vi) and payments of Additional Principal, if any, to the Class 1A Certificateholders (in proportion to the amount of Available Funds Cap Carryforward Amount that would have been distributed to such Class 2A Certificateholder on such Remittance Date); and

               (B) the related Available Funds Cap Carry Forward Amount with respect to the Class 2A-1 and Class 2A-2 Certificates, if any; and

          (viii) to the Class R Certificateholders, the balance of the Amount Available with respect to Group 2, if any, after payments described in clauses (X)(i) through (vii) above.

     (Y) If the Remittance Date is on or after the Cross-Over Date, the Trustee shall distribute the indicated amounts in the following order of priority:

          (i) to the Class 2A-1 Certificateholders and Class 2A-2
     Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

               (A) the Amount Available with respect to Group 2; and

               (B) the related Class 2A Interest Remittance Amount with respect to the Class 2A-1 and Class 2A-2 Certificates;

          (ii) to the Class 2A-1 Certificateholders and the Class 2A-2 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 2A-1 Principal Balance and the Class 2A-2 Principal Balance, respectively, until the Class 2A-1 Principal Balance and the Class 2A-2 Principal Balance have been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount below, the lesser of:

               (A) the balance of the Net Excess Amount Available with respect to Group 2 after payments described in clause (Y)(i) above, pro rata based on the related Class Percentage; and

               (B) the Class A Principal Remittance Amount with respect to the Class 2A-1 and Class 2A-2 Certificates;

          (iii) to the Group 2 Trustee Expense Account, an amount equal to the lesser of the balance of the Amount Available with respect to Group 2 after payments described in clauses (Y)(i) and (ii) above and any accrued and unpaid Annual Trustee Expense Amount with respect to Group 2;

          (iv) to the Servicer and/or the Depositor, an amount equal to the lesser of the balance of the Amount Available with respect to Group 2 after payments described in clauses (Y)(i) through (iii) above and any expenses incurred in connection with any third party claims that remain unreimbursed;

          (v) to the Servicer, an amount equal to the lesser of the balance of the Amount available with respect to Group 2 after payments described in clauses (Y)(i) through (iv) above and the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Group 2 previously made by the Servicer and not previously reimbursed; and

          (vi) to the Class 2A-1 Certificateholders and Class 2A-2 Certificateholders until the Class 2A-1 Principal Balance and the Class 2A-2 Principal Balance have been reduced to zero, an amount equal to the lesser of:

               (A) the balance of the Remaining Net Excess Spread with respect to Group 2 after payments described in clauses (Y)(i) through (v) above and payments of Additional Principal, if any, to the Class 1A Certificateholders (in proportion to the amount of Available Funds

          Cap Carryforward Amount that would have been distributed to such Class 2A Certificateholder on such Remittance Date); and

               (B) the related Available Funds Cap Carry Forward Amount with respect to the Class 2A-1 and Class 2A-2 Certificates, if any; and

          (vii) to the Class R Certificateholders, the balance of the Amount Available with respect to Group 2, if any, after payments described in clauses (Y)(i) through (vi) above.

     As contemplated by Section 6.06(b) above, amounts distributed to the related Class A Certificateholders pursuant to Sections 6.06(c)(A)(X)(i) and
(ii) and 6.06(c)(A)(Y)(i) and (ii) with respect to Group 1, and Sections 6.06(c)(B)(X)(i) and (ii) and 6.06(c)(B)(Y)(i) and (ii) with respect to Group 2 above shall be applied first to distributions to the actual Certificateholders, to the extent of, as applicable, the related Class A Remittance Amount with respect to the related Classes of Class A Certificates (exclusive of any Class A Carry-Forward Amount to the extent representing amounts previously paid to the related Classes of Class A Certificateholders, as Insured Payments or representing interest accrued in respect of Insured Payments), and then to reimbursement payments to the Certificate Insurer as subrogee to such Certificateholders.

     Upon the earlier to occur of (i) the February 25, 1998 Remittance Date and
(ii) the termination of this Agreement, the Trustee shall distribute any amount remaining in the related Pre-Funding Account to the related Class 1A or Class 2A Certificateholders, in proportion to the related Class 1A Principal Balance and the Class 2A Principal Balance, respectively, to reduce the related Class 1A Principal Balance and the Class 2A Principal Balance until the related Class 1A Principal Balance and the Class 2A Principal Balance are zero.

     (d) Except as otherwise provided in the next succeeding sentence and Sections 6.06(e) and 6.07, all distributions made to the Class 1A Certificateholders, Class 2A Certificateholders or Class R Certificateholders as a Class on each Remittance Date will be made on a pro rata basis among the Certificateholders of record of the respective Class on the immediately preceding Record Date, except that the initial distribution on all Classes of Certificates other than the Class 1A-1 Certificates and the Class 2A Certificates will be made to Certificateholders of record as of the Closing Date, based on the Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall own of record
(i) any Class R Certificate, or (ii) any Class A Certificate with an initial related Class A Principal Balance in excess of $5,000,000 appearing in the Certificate Register and shall have provided timely and complete wiring instructions, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in the manner, but only upon presentment and surrender of such Certificate at the location specified in the notice to Certificateholders of such final distribution.

     (e) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository

Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Class A Certificates. None of the Trustee, the Certificate Registrar, the Depositor nor the Servicer shall have any responsibility therefor except as otherwise provided by applicable law.

     To the extent applicable and not contrary to the rules of the Depository, the Trustee shall comply with the provisions of the form of the respective Class A Certificate as set forth in Exhibits B-1 and B-2.

     Section 6.07 Insufficiency of Amount Available or Net Excess Amount Available.

     If as of any Remittance Date the Amount Available, if such Remittance Date is prior to the Cross-Over Date, or the related Net Excess Amount Available plus that additional portion of the Amount Available constituting Excess Spread available to pay the related Class A Interest Remittance Amount with respect to the related Class of Class A Certificates pursuant to Section 6.06(c)(A)(Y)(i) with respect to Group 1 and Section 6.06(c)(B)(Y)(i) with respect to Group 2 above, if such Remittance Date is on or after the Cross-Over Date, is insufficient to pay the related Class A Certificateholders the related Class A Interest Remittance Amount, then the related Amount Available or related Net Excess Amount Available, plus that additional portion of the related Amount Available constituting Excess Spread with respect to the related Group available to pay the related Class A Interest Remittance Amount with respect to the related Class of Class A Certificates pursuant to Section 6.06(c)(A)(Y)(i) with respect to Group 1, and Section 6.06(c)(B)(Y)(i) with respect to Group 2 above, as the case may be, shall be distributed by the Trustee to the related Class A Certificateholders (including the Certificate Insurer as subrogee thereof) as follows, with respect to each Group: first, to the extent of the related Class A Remittance Amount with respect to the related Class of Class A Certificates exclusive of that portion of the related Class A Carry-Forward Amount representing amounts previously covered by Insured Payments with respect to the related Group or interest accrued in respect of such Insured Payments, in proportion to the amount of interest that would have been distributed to such related Class A Certificateholder absent such shortfall; and second, that portion of the related Class A Carry-Forward Amount representing amounts previously covered by Insured Payments with respect to the related Group or interest accrued in respect of such Insured Payments with respect to the related Group, in proportion to the amount of interest that would have been distributed to such related Class A Certificateholder absent such shortfall.

     Section 6.08 Statements.

     On or before 10:00 a.m. New York City time on the Determination Date, the Servicer shall deliver to the Certificate Insurer and the Trustee, by telecopy, the receipt and legibility of which shall be confirmed telephonically, with hard copy thereof (and in the case of the remittance report referenced below, such report to the Trustee in computer readable magnetic tape, electronic data file or equivalent form) to be delivered on the following Business Day, a certificate signed by a Servicing Officer and the Servicer's Monthly Remittance Report substantially in the form attached hereto as Exhibit Q (together, the "Servicer's Certificate") stating the date (day, month and year), the series number of the Certificates, the date of this Agreement, and the following information with respect to each
Group:

          (i) The Available Remittance Amount for the related Remittance Date and any portion thereof that has been deposited in the related Certificate Account but, pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code, may not be withdrawn therefrom, the Amount Available with respect to each Group and the Net Excess Amount Available with respect to each Group;

          (ii) The Class 1A Principal Balance with respect to each Class of Class 1A Certificates, the Class 2A Principal Balance with respect to each Class of Class 2A Certificates and the related Sub-Pool Principal Balance as reported in the prior Servicer's Certificate pursuant to subclause (xii) below, or, in the case of the first Determination Date, the Original Class 1A Principal Balance and the Original Class 2A Principal Balance;

          (iii) The number and Principal Balances of all Mortgage Loans which were the subject of Principal Prepayments during the related Due Period;

          (iv) The amount of all Curtailments which were received during the Due Period;

          (v) The combined aggregate amount of (i) all Excess Payments and (ii) the principal portion of all Monthly Payments received during the related Due Period;

          (vi) The amount of interest received on the Mortgage Loans;

          (vii) The amount of the Monthly Advances to be made on the Determination Date, the Compensating Interest payment to be made on the Determination Date and the related Interest Coverage Addition to be made on the Remittance Date and the amount to be deposited into the related Certificate Account from funds on deposit in the related Reserve Account pursuant to Section 6.14(c) on the Remittance Date;

          (viii) The delinquency and foreclosure information calculated as of the end of the month preceding the Determination Date set forth in the form attached hereto as Exhibit N;

          (ix) The Class A Principal Remittance Amount, the Class 1A Interest Remittance Amount, the Class 2A Interest Remittance Amount and for the related

     Remittance Date with the components thereof stated separately and the portion of the Class A Principal Remittance Amount to be distributed to the Class 1A Certificateholders and the Class 2A Certificateholders, respectively;

          (x) With respect to each Sub-Pool, (a) the amount of the Insured Payment, if any, to be made on the related Remittance Date, separately identified with respect to the Class 1A Certificates and the Class 2A Certificates, (b) the amount, if any, of previously unreimbursed Insured Payments, and (c) the aggregate portion of the amounts described in clause
     (ix) above that represents unpaid interest accrued in respect of Insured Payments in accordance with the definition of Class A Carry-Forward Amount;

          (xi) The amount to be distributed to the Class R Certificateholders for the Remittance Date;

          (xii) The Class 1A Principal Balance with respect to each Class of Class 1A Certificates, the Class 2A Principal Balance and the related Sub-Pool Principal Balances after giving effect to the distribution to be made on the related Remittance Date;

          (xiii) With respect to each Group, the weighted average maturity and the weighted average Mortgage Rate;

          (xiv) The Servicing Fees and the amounts to be paid to the Certificate Insurer as the Monthly Premium pursuant to Section 6.02(i) above and to the related Trustee Expense Account pursuant to Section 6.03;

          (xv) The amount of all payments or reimbursements to the Servicer pursuant to Section 5.04 (ii), (iv), (vi) and (ix) above and the amounts, if any, withdrawn pursuant to 5.04 (v) and (vii) above;

          (xvi) The related Sub-Pool Factor determined using the related Sub-Pool Principal Balance in subclause (xii) above, computed to seven (7) decimal places;

          (xvii) With respect to each Group, the Excess Spread to be deposited in the related Certificate Account pursuant to Section 6.01(iii) above;

          (xviii) With respect to each Group, (a) the allocation of Excess Spread to be distributed pursuant to Section 6.06(c) above to Class 1A and Class 2A Certificateholders, to the Servicer and/or Depositor as Reimbursable Amounts, to the Servicer as Nonrecoverable Advances and to the Class R Certificateholders and (b) the Available Funds Cap Carry Forward Amount for the immediately preceding Remittance Date;

     (xix) With respect to each Sub-Pool, the sum of all Realized Losses since the Closing Date, the Subordinated Amount as of such Remittance Date, and the Unrecovered Class A Portion if any;

          (xx) The amounts which are reimbursable to the Servicer or the Depositor, as appropriate, pursuant to Sections 6.02, 6.03(c), 6.04 and 6.06(c) above;

          (xxi) With respect to each Group, the number of Mortgage Loans at the beginning and at the end of the related Due Period;

          (xxii) If the related Remittance Date is the final Remittance Date in connection with the purchase by the Servicer of all the Mortgage Loans and REO Properties of the related Group pursuant to Section 11.01, the Termination Price;

          (xxiii) With respect to each Sub-Pool, for the February 25, 1998 Remittance Date, the balance of the related Pre-Funded Amount that has not been used to purchase Subsequent Mortgage Loans and that is being distributed to the related Classes of Class A Certificateholders as a mandatory prepayment of principal, if any, on such Remittance Date pursuant to the last paragraph of Section 6.06(c) above;

          (xxiv) With respect to each Sub-Pool, the Overcollateralization Amount after giving effect to the distribution of the related Class A Principal Remittance Amount on such Remittance Date, the Required Overcollateralization Amount for such Remittance Date and the amount of the related Additional Principal to be distributed on such Remittance Date;

          (xxv) The amount on deposit in the Reserve Accounts for such Remittance Date and the amount, if any, to be released to the Class R Certificateholders from the Reserve Accounts pursuant to Section 6.14(c);

          (xxvi) Such other information as the Certificate Insurer and the Certificateholders may reasonably request and which is produced or available in the ordinary course of the Servicer's business; and

          (xxvii) The aggregate unpaid principal balance of all delinquent Mortgage Loans repurchased by the Servicer on any Determination Date and cumulatively since the Closing Date pursuant to Section 5.11.

     The Trustee shall forward copies of such Servicer's Certificate to the Certificateholders and Moody's on the Remittance Date. All reports prepared by the Trustee of such withdrawals and deposits will be based in whole or in part upon the information provided to the Trustee by the Servicer, and the Trustee may fully rely upon and shall have no liability with respect to such information provided by the Servicer.

     To the extent that there are inconsistencies between the telecopy of the Servicer's Certificate and the hard copy thereof, the Trustee shall be entitled to rely upon the telecopy.

     In the case of information furnished pursuant to subclauses (ii), (iii),
(iv), (v), (ix), (x) and (xii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class per $1,000 original dollar amount as of the Cut-off Date, in the case of such information relevant to Class A Certificateholders.

     (a) Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish to the Trustee for distribution to each Person who at any time during the calendar year was a Class A Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (vi), (ix) and (xiv) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Trustee or the Certificateholders pursuant to any requirements of the Code as from time to time are in force.

     (b) On each Remittance Date, the Trustee shall forward to the Class R Certificateholders a copy of the reports forwarded to the Class A Certificateholders in respect of such Remittance Date and a statement setting forth the amounts actually distributed to the Class R Certificateholders on such Remittance Date together with such other information as the Servicer deems necessary or appropriate.

     (c) Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish to the Trustee for distribution to each Person who at any time during the calendar year was a Class R Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Class R Certificateholder. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Trustee or the Certificateholders pursuant to any requirements of the Code as from time to time in force.

     (d) Upon reasonable advance notice in writing, the Servicer will provide to each Class A Certificateholder which is a savings and loan association, bank or insurance company access to information and documentation regarding the Mortgage Loans sufficient to permit such Class A Certificateholders to comply with applicable regulations of the FDIC or other regulatory authorities with respect to investment in the Class A Certificates.

     (e) The Servicer shall furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the

Certificateholder may reasonably require; provided, that the Servicer shall be entitled to be reimbursed by such Certificateholder for the Servicer's actual expenses incurred in providing such reports, if such reports are not generally produced in the ordinary course of the Servicer's business.

     (f) Reports and computer tapes furnished by the Servicer pursuant to this Agreement shall be deemed confidential and of proprietary nature, and shall not be copied or distributed except in connection with the purposes and requirements of this Agreement. No Person entitled to receive copies of such reports or tapes shall use the information therein for the purpose of soliciting the customers of the Depositor or for any other purpose except as set forth in this Agreement.

     (g) Within a reasonable period of time after the Closing Date, the Servicer will provide to the Certificate Insurer, or its designee, a computer tape or electronic transmission (a "Data Tape"), in a format and containing such of the servicing data maintained by the Servicer with respect to the Mortgage Loans as of the Cut-off Date as shall be mutually agreed to by the Servicer and the Certificate Insurer (but in any event the Data Tape shall contain the Servicer=s Monthly Remittance Report and such other information as the Certificate Insurer may reasonably request), together with a written explanation (the "Data Dictionary") of each of the data fields included in such Data Tape. Thereafter, on a monthly basis, the Servicer will provide to the Certificate Insurer, or its designee, a Data Tape as of the end of the preceding Due Period, together with a written explanation of any revisions made to the Data Dictionary during the preceding Due Period. The Certificate Insurer shall have no duty or obligation with respect to the accuracy of the information contained in any Data Tape or in the Data Dictionary.

     Section 6.09 Advances by the Servicer.

     Not later than 4:00 p.m. New York time on the Determination Date, the Servicer shall remit to the Trustee for deposit in the related Certificate Account an amount (as indicated in the Servicer's Certificate prepared pursuant to Section 6.08 above), to be distributed on the related Remittance Date pursuant to Section 6.06 above, equal to the sum of, with respect to each Sub-Pool (a) the interest portions of the aggregate amount of Monthly Payments due but not received during the related Due Period (net of the Servicing Fee, the Annual Trustee Expense Amount and, after the Cross-Over Date, the Excess Spread with respect to the related Sub-Pool), plus (b) with respect to each REO Property with respect to the related Sub-Pool, which was acquired during or prior to the related Due Period and as to which an REO Disposition did not occur during the related Due Period, an amount equal to the excess, if any, of interest on the Principal Balance of such REO Property at the related Mortgage Rate (net of the Servicing Fee, the Annual Trustee Expense Amount and, after the Cross-Over Date, the Excess Spread with respect to the related Group) for the most recently ended calendar month over the net income from the REO Property transferred to the Principal and Interest Account with respect to the related Sub-Pool during the related Due Period pursuant to Section 5.10 above, plus (c) with respect to a Mortgage Loan with a delinquent Balloon Payment, an amount equal to the assumed interest portion of the aggregate amount of the Monthly Payment that would have been due on the related Due Period (net of the Servicing Fee, the Annual Trustee Expense Amount and, after the Cross-Over Date, the Excess
                                     -109-

Spread with respect to the related Sub-Pool) based on the original amortization schedule for such Mortgage Loan, plus (d) with respect to each Remittance Date, the amount necessary on the first, second, third, and fourth Remittance Dates to pay 30 days' interest with respect to each non-delinquent Mortgage Loan (net of the Servicing Fee and the Annual Trustee Expense Amount), plus (e) with respect to each Remittance Date, if pursuant to Section 5.04(ii) above the Servicer has previously reimbursed itself for a Monthly Advance made pursuant to Section 6.09(c) or Section 6.09(d) above, then an amount equal to such amount previously reimbursed, such sum being defined herein as the "Monthly Advance". In lieu of making all or a portion of such Monthly Advance from its own funds, the Servicer may (i) cause to be made an appropriate entry in its records relating to the Principal and Interest Account with respect to the related Sub-Pool that any amount held in the Principal and Interest Account with respect to the related Sub-Pool, and not required for distribution on the immediately succeeding Remittance Date has been used by the Servicer in discharge of its obligation to make any such Monthly Advance and (ii) transfer such funds from the Principal and Interest Account with respect to the related Sub-Pool, to the related Certificate Account. Any funds so applied and transferred shall be replaced by the Servicer by deposit in the related Principal and Interest Account no later than the close of business on the Business Day immediately preceding the Remittance Date on which such funds are required to be distributed pursuant to this Agreement. The Servicer may reimburse itself pursuant to Section 5.04 above for Monthly Advances made from its own funds. Notwithstanding the foregoing, the Monthly Advance required on the first Remittance Date by Section 6.09(d) above shall be mandatory, and each successive Monthly Advance pursuant to Section 6.09(d) and Section 6.09(e) above shall be made if and to the extent the Servicer has reimbursed itself for amounts previously advanced pursuant to such Sections 6.09(d) and 6.09(e), as the case may be.

     Section 6.10 Compensating Interest.

     Not later than the close of business on each Determination Date, with respect to each Mortgage Loan for which a Principal Prepayment or Curtailment was received during the related Due Period, the Servicer shall remit to the Trustee for deposit in the related Certificate Account from amounts otherwise payable to it as Servicing Compensation (as indicated in the Servicer's Certificate prepared pursuant to Section 6.08 above), an amount equal to the difference between (a) 30 days' interest on the Principal Balance of each such Mortgage Loan (other than a Periodic Payment Loan) or 28 days interest on the Principal Balance of each such Periodic Payment Loan immediately following the Remittance Date in the related Due Period at the Mortgage Rate, net of the Servicing Fee and the Annual Trustee Expense Amount, and after the related Cross-Over Date, the Excess Spread with respect to the related Group, and (b) the amount of interest actually received on each such Mortgage Loan for such Due Period, net of the Servicing Fee, the Annual Trustee Expense Amount, and after the related Cross-Over Date, the Excess Spread with respect to the related Group.

     Section 6.11 [Reserved]

     Section 6.12 Pre-Funding Account.

     (a) With respect to each Sub-Pool and no later than the Closing Date, the Trustee shall establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled, with respect to Sub-Pool I, "Sub-Pool I Pre-Funding Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4", with respect to Sub-Pool II, "Sub-Pool II Pre-Funding Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4", with respect to Sub-Pool III, "Sub-Pool III Pre-Funding Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4" and with respect to Sub-Pool IV, "Sub-Pool IV Pre-Funding Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4". The Trustee shall, promptly upon receipt, deposit in the related Pre-Funding Account and retain therein the Original Pre-Funded Amount with respect to the related Sub-Pool remitted on the Closing Date to the Trustee by the Depositor. Prior to February 25, 1998 or any earlier Subsequent Transfer Date on which the entire balance of the Original Pre-Funded Amount with respect to the related Sub-Pool is applied to purchase Subsequent Mortgage Loans, the related Pre-Funding Account will be an asset of the Trust Fund REMIC. Amounts on deposit in the related Pre-Funding Account shall not be invested.

     (b) Amounts on deposit in the related Pre-Funding Account shall be withdrawn by the Trustee as follows:

          (i) On any Subsequent Transfer Date, the Trustee, upon written direction from the Depositor, shall withdraw from the related Pre-Funding Account an amount equal to 100% of the Principal Balances of the Subsequent Mortgage Loans with respect to the related Sub-Pool transferred and assigned to the Trustee on such Subsequent Transfer Date and pay such amount to or upon the order of the Depositor upon satisfaction of the conditions with respect to such transfer and assignment set forth in
     Section 2.10(b) above with respect to all Subsequent Mortgage Loans,
     Section 2.10(c) with respect to Group 1 Subsequent Mortgage Loans and
     Section 2.10(d) with respect to Group 2 Subsequent Mortgage Loans;

          (ii) If the related Pre-Funded Amount has not been reduced to zero during the Funding Period, on the February 25, 1998 Remittance Date, the Trustee shall effect the distributions described in the last paragraph of
     Section 6.06(c) above;

     and also, in no particular order of priority:

          (iv) to withdraw any amount not required to be deposited in the related Pre-Funding Account or deposited therein in error; and

          (v) to clear and terminate the related Pre-Funding Account upon the earliest to occur of (A) the February 25, 1998 Remittance Date, (B) the termination of this Agreement and (C) the termination of the related Group, with any amounts remaining on deposit therein being paid to the Class R Certificateholders.

     Section 6.13 Interest Coverage Account.

     (a) With respect to each Sub-Pool and no later than the Closing Date, the Trustee shall establish and maintain with itself a separate, segregated trust account, which shall be an Eligible Account, titled, with respect to Sub-Pool I, "Sub-Pool I Interest Coverage Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4", with respect to Sub-Pool II, "Sub-Pool II Interest Coverage Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4", with respect to Sub-Pool III, "Sub-Pool III Interest Coverage Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4", with respect to Sub-Pool IV, "Sub-Pool IV Interest Coverage Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4." The Trustee shall, promptly upon receipt, deposit in the related Interest Coverage Account and retain therein the related Interest Coverage Amount remitted on the Closing Date to the Trustee by the Depositor. Funds deposited in the related Interest Coverage Account shall be held in trust by the Trustee for the Certificateholders for the uses and purposes set forth herein. For federal income tax purposes, the Depositor shall be the owner of the related Interest Coverage Account and shall report all items of income, deduction, gain or loss arising therefrom. At no time will any Interest Coverage Account be an asset of the Trust Fund REMIC. All income and gain realized from investment of funds deposited in each Interest Coverage Account shall be for the sole and exclusive benefit of the Depositor and shall be remitted by the Trustee to the Depositor on the first Business Day following each Remittance Date. The Depositor shall deposit in the related Interest Coverage Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss.

     (b) With respect to each Sub-Pool and on the January 26, 1998 Remittance Date, the Trustee shall withdraw from the related Interest Coverage Account and deposit in the related Certificate Account an amount, as provided in the Servicer's Monthly Remittance Report, equal to (i) 30 days' interest on the related Original Pre-Funded Amount calculated at an annual rate equal to 11.233% with respect to Sub-Pool I, 11.466% with respect to Sub-Pool II, 10.249% with respect to Sub-Pool III and 10.148% with respect to Sub-Pool IV minus (ii) the sum of (1) interest payments received on Subsequent Mortgage Loans with respect to the related Sub-Pool during the related Due Period and (2) Monthly Advances in respect of interest portions of delinquent Monthly Payments on Subsequent Mortgage Loans with respect to the related Sub-Pool conveyed to the Trustee during the related Due Period.

     (c) With respect to each Sub-Pool and on the February 25, 1998 Remittance Date, the Trustee shall withdraw from the related Interest Coverage Account and deposit in the related Certificate Account an amount, as provided in the Servicer's Monthly Remittance Report, equal to (i) 30 days' interest on the related Original Pre-Funded Amount minus the aggregate Principal Balance of Subsequent Mortgage Loans conveyed to the Trustee having a Due Date prior to January 1, 1998 at an annual rate equal to 11.233% with respect to Sub-Pool I, 11.466% with respect to Sub-Pool II, 10.249% with respect to Sub-Pool III and 10.148% with respect to Sub-Pool IV minus (ii) the sum of (1) interest payments received on Subsequent Mortgage Loans conveyed to the Trustee during the related Due Period and (2) Monthly Advances in respect of interest portions of delinquent Monthly Payments on Subsequent Mortgage Loans with respect to the related Sub-Pool conveyed to the Trustee during the related Due Period.

     (d) With respect to each Sub-Pool and on the date of conveyance of a Subsequent Mortgage Loan to the Trustee, excess funds on deposit in the related Interest Coverage Account in an amount equal to the product of (i) the Principal Balance of such Subsequent Mortgage Loan and (ii) 11.233% with respect to Sub-Pool I, 11.466% with respect to Sub-Pool II, 10.249% with respect to Sub-Pool III and 10.148% with respect to Sub-Pool IV and (iii) a fraction, the numerator of which is the number of days from the Subsequent Transfer Date to February 25, 1998 and the denominator of which is 360 days, shall be remitted immediately to the Depositor.

     (e) With respect to each Sub-Pool and upon the earlier of (i) the February 25, 1998 Remittance Date, (ii) the reduction of the related Class 1A Principal Balance or the Class 2A Principal Balance to zero, (iii) the termination of this Agreement in accordance with Section 11.01, (iv) the date of the conveyance of the last Subsequent Mortgage Loan to the Trustee, as set forth in a written letter of instruction by the Servicer to the Trustee, or (v) termination of the related Sub-Pool, any amount remaining on deposit in the related Interest Coverage Account after distributions pursuant to Sections 6.13(b) and 6.13(c) above shall be withdrawn by the Trustee and paid to the Depositor.

     Section 6.14 Reserve Account.

     (a) If required by the Certificate Insurer for credit enhancement, with respect to each Group and no later than the Closing Date, the Trustee shall establish and maintain with itself a separate, segregated trust account, which shall be an Eligible Account, titled, with respect to Group 1, "Group 1 Reserve Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4" and with respect to Group 2, "Group 2 Reserve Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4." The Trustee shall, promptly upon receipt, deposit in and retain in the related Reserve Account, the Initial Reserve Account Deposit remitted on the Closing Date to the Trustee by the Depositor. Funds deposited in the related Reserve Account shall be held in trust by the Trustee for the Certificateholders for the uses and purposes set forth herein.

     (b) Each Reserve Account will be an asset of the Trust Fund REMIC and will be treated as a "qualified reserve fund" within the meaning of Treasury regulations Section 1.860G-2(g)(2). If on or before the February 25, 1998 Remittance Date, the Certificate Insurer has determined that the entire amount of funds on deposit in a Reserve Account is not required for credit enhancement, and the Certificate Insurer shall direct the Trustee in writing, the portion of the related Initial Reserve Account Deposit not so required shall be released to the Class R Certificateholders on the February 25, 1998 Remittance Date. If the Certificate Insurer does not so direct the Trustee on or before the February 25, 1998 Remittance Date, then the balance of each Reserve Account shall be distributed by the Trustee to the Class R Certificateholders on the March 25, 1998 Remittance Date.

     (c) With respect to each Group and on and after the February 25, 1998 Remittance Date, amounts, if any, on deposit in the related Reserve Account shall be withdrawn on each Remittance Date by the Trustee to be applied, at the written direction of the Servicer:

          (i) (A) to deposit in the Group 1 Certificate Account, an amount equal to the excess of the sum of the related Class A Remittance Amount with respect to each Class of Class 1A Certificates for such Remittance Date over the Available Remittance Amount with respect to Group 1 for such Remittance Date after any applications of Excess Spread and (B) to deposit in the Group 2 Certificate Account, an amount equal to the excess of the sum of the related Class A Remittance Amount with respect to each Class of Class 2A Certificates for such Remittance Date over the Available Remittance Amount with respect to Group 2 for such Remittance Date after any applications of Excess Spread;

          (ii) to release to the Class R Certificateholders, on each Remittance Date on which the sum of the Overcollateralization Amount for a Sub-Pool and the amount on deposit in the related Reserve Account exceeds the Required Overcollateralization Amount for such Sub-Pool, the lesser of (i) the amount, if any, remaining in the related Reserve Account and (ii) such excess, after giving effect to all payments to be made on the related Class A Certificates on such Remittance Date, and also, in no particular order of priority:

          (iii) to invest amounts on deposit in the related Reserve Account in Permitted Instruments pursuant to Section 6.05 above; and

          (iv) to clear and terminate the related Reserve Account upon the termination of this Agreement with any amounts on deposit therein being paid to the Class R Certificateholders.

     (d) Upon the earlier to occur of the Cross-Over Date with respect to the related Group or the Remittance Date on which all amounts due have been paid to the related Classes of Class A Certificateholders, including the Certificate Insurer as subrogee of the Class A Certificateholders, the Trustee, after making any withdrawals from the related Reserve Account required pursuant to Section 6.14(c) above, shall clear and terminate the related Reserve Account, liquidate, upon the written direction of the Class R Certificateholders holding an aggregate Percentage Interest equal to at least 51%, any investments therein, and pay any uninvested funds therein or the proceeds of such liquidation to the Class R Certificateholders.

     Section 6.15 [Reserved]

     Section 6.16 Compliance with Withholding Requirements.

     Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

                                   ARTICLE VII

                           GENERAL SERVICING PROCEDURE

     Section 7.01 Assumption Agreements.

     When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage Documents, the Mortgagor remains liable thereon. The Servicer is also authorized with the prior approval of the Certificate Insurer to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Servicer shall notify the Trustee and the Certificate Insurer that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement and a duplicate thereof to the Certificate Insurer, which original shall be added by the Trustee to the related Trustee's Mortgage File and shall, for all purposes, be considered a part of such Trustee's Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section 7.01, the Servicer shall not change the Mortgage Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Mortgage Loan. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional Servicing Compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

     Section 7.02 Satisfaction of Mortgages and Release of Mortgage Files.

     The Servicer shall not grant a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or otherwise prejudice any right the Certificateholders may have under the mortgage instruments subject to Section 5.01 above. The Servicer shall maintain the Fidelity Bond as provided for in Section 5.09 above insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

     Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (if it holds the related Trustee's Mortgage File) or the Custodian, as the case may be, by an Officers' Certificate in the form of Exhibit I attached hereto (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Principal and Interest Account pursuant to Section 5.03 above have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Trustee's Mortgage File. Upon receipt of such certification and request, the Trustee or such Custodian, as the case may be, shall promptly release the related Trustee's Mortgage File to the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable only from and to the extent of Servicing Compensation with respect to the related Group and shall not be chargeable to the related Principal and Interest Account or the related Certificate Account.

     With respect to any Mortgage Note released by the Trustee to the Servicer or to any Subservicer in accordance with the terms of this Agreement, other than a release or satisfaction pursuant to the second paragraph of this Section 7.02, prior to such release, the Trustee shall (a) complete all endorsements in blank so that the endorsement reads "Pay to the order of LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of December 1, 1997, Series 1997-4" and (b) complete a restrictive endorsement that reads "LaSalle National Bank is the holder of the mortgage note for the benefit of the Certificateholders under the Pooling and Servicing Agreement, dated as of December 1, 1997, Series 1997-4" with respect to those Mortgage Notes currently endorsed "Pay to the order of holder", if any.

     From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any primary mortgage guaranty insurance policy, the Trustee shall, upon request of the Servicer and delivery to the Trustee of a certification in the form of Exhibit I attached hereto signed by a Servicing Officer, release the related Trustee's Mortgage File or any document therein to the Servicer, and the Trustee shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such servicing receipt shall obligate the Servicer to return the Trustee's Mortgage File or any document released therefrom to the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Net Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Principal and Interest Account with respect to each Sub-Pool, and remitted to the Trustee for deposit in the related Certificate Account or the Trustee's Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Trustee's Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Trustee to the Servicer.

     The Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Trustee by the Servicer or take any other action requested in such request that is, in the opinion of the Servicer as evidenced by such request, required by any state or other jurisdiction to discharge the lien of a Mortgage upon the satisfaction thereof and the Trustee will sign and post, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five Business Days, or more promptly if needed, of the Trustee's receipt of such certificate or documents. Such certificate or documents shall establish to the Trustee's satisfaction that the related Mortgage Loan has been paid in full by or on behalf of the Mortgagor and that such payment has been deposited in the Principal and Interest Account.

     Section 7.03 Servicing Compensation.

     As compensation for its services under this Agreement, subject to Section
5.03 and Section 6.10 (pursuant to which Servicing Compensation is reduced), the Servicer shall be entitled to withdraw from the Principal and Interest Account with respect to the related Sub-Pool or to retain from interest payments on the Mortgage Loans, the Servicer's Servicing Fee. Additional servicing compensation in the form of assumption and other administrative fees, interest paid on funds on deposit in the Principal and Interest Accounts, interest paid and earnings realized on Permitted Instruments in the Principal and Interest Accounts, Certificate Accounts and Trustee Expense Accounts, amounts remitted pursuant to Sections 6.03(c)(iii), 6.04 and 7.01 above, late payment charges and Excess Proceeds shall be retained by or remitted to the Servicer to the extent not required to be remitted to the Trustee for deposit in the Certificate Accounts. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein. The Depositor's Yield is the property of the Depositor, and not the property of the Servicer, and such ownership shall not be affected by any termination of the Servicer.

     Section 7.04 Annual Statement as to Compliance.

     The Servicer will deliver to the Certificate Insurer, the Trustee, S&P, Moody's, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc., not later than the last day of the fourth month following the end of the Servicer's fiscal year, beginning for the fiscal year ending June 30, 1998, an Officer's Certificate stating that (i) the Servicer has fully complied with the provisions of Articles V and VII, (ii) a review of the activities of the Servicer during the preceding fiscal year and of performance under this Agreement has been made under such officer's supervision, and (iii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and the action being taken by the Servicer to cure such default.

     Section 7.05 Annual Independent Public Accountants' Servicing Report and Comfort Letter.

     Not later than the last day of the fourth month following the end of the Servicer's fiscal year, beginning for the fiscal year ending June 30, 1998, the Servicer, at its expense, shall cause a firm of independent public accountants reasonably acceptable to the Trustee and the Certificate Insurer to furnish (1) a letter or letters to the Certificate Insurer, the Trustee, S&P, Moody's, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. to the effect that such firm has with respect to the Servicer's overall servicing operations examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and stating such firm's conclusions relating thereto and (2) a letter to the effect that such firm has examined Section 6.08 of this Agreement (or the comparable section of a substantially similar agreement of the Servicer, as Servicer, under which certain payments to the holders of certificates are guaranteed by the Certificate Insurer) and verified the mathematical accuracy of the amounts reported by the Servicer and that such amounts were computed in accordance with the terms of this Agreement (or such comparable agreement).

     Section 7.06 Certificateholder's, Trustee's and Certificate Insurer's Right to Examine Servicer Records.

     (a) Each Certificateholder, the Trustee and the Certificate Insurer shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine and audit any and all of the books, records or other information of the Servicer, whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

     (b) More specifically (but without derogation of the more general right of inspection referred to in subsection (a) above), the Certificate Insurer or its agents or representatives also shall have the right, upon reasonable notice and during normal business hours on the Servicer's or any Subservicer's premises, as the case may be, to examine, review and audit the books, records and files of the Servicer or any Subservicer relating to the Mortgage Loans (including, without limitation, any servicing and origination files) and the servicing thereof and to receive such other information as the Certificate Insurer may reasonably request, and to make such copies or take excerpts from such books, records and files as any such agent or representative deems necessary or advisable. During any such examination or review, the Servicer or Subservicer, as the case may be, shall make its employees, auditors, representatives or agents knowledgeable about the books, records and/or files being examined or reviewed available to the Certificate Insurer, its agents or representatives. In addition, the Servicer, upon request of the

Certificate Insurer, will permit the Certificate Insurer or its authorized agents to discuss the affairs, finances and accounts of the Servicer with such Servicer's independent accountants. Unless an Event of Default shall have occurred and be continuing, the reasonable and customary out of pocket costs and expenses of the Servicer or its representatives or agents in connection with any such examination, review or discussion under this subsection (b) shall be paid by the Servicer, and the costs and expenses of the Certificate Insurer, its agents or representatives shall be paid by the Certificate Insurer. During the period in which an Event of Default is continuing, any costs and expenses of the Certificate Insurer, its agents and representatives and of the Servicer, its agents and representatives shall be paid solely by the Servicer.

     Section 7.07 Reports to the Trustee; Principal and Interest Account Statements.

     If any Principal and Interest Account is not maintained with the Trustee, then not later than 25 days after each Record Date, the Servicer shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of such Principal and Interest Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into such Principal and Interest Account for each category of deposit specified in Section 5.03 above, the aggregate of withdrawals from such Principal and Interest Account for each category of withdrawal specified in
Section 5.04 above, the aggregate amount of permitted withdrawals not made in the related Due Period, the amount of any related Monthly Advances for the related Due Period.

                                  ARTICLE VIII

                       REPORTS TO BE PROVIDED BY SERVICER

     Section 8.01 Financial Statements.

     The Servicer understands that, in connection with the transfer of the Certificates, Certificateholders may request that the Servicer make available to prospective Certificateholders annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied.

     The Servicer also agrees to make available on a reasonable basis to the Certificate Insurer and any prospective Certificateholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Certificate Insurer and any prospective Certificateholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Certificate Insurer and such prospective Certificateholder that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

                                   ARTICLE IX

                                  THE SERVICER

     Section 9.01 Indemnification; Third Party Claims.

     (a) The Servicer agrees to indemnify and hold the Trustee, the Certificate Insurer and each Certificateholder (and their respective Affiliates, directors, officers, employees and agents) harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Certificate Insurer, any such Certificateholder or any such other indemnified Person may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The Servicer shall immediately notify the Trustee, the Certificate Insurer and each Certificateholder if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee, the Certificate Insurer, a Certificateholder and/or any such other indemnified Person in respect of such claim. The Trustee may reimburse the Servicer from amounts otherwise distributable on the Class R Certificates for all amounts advanced by it pursuant to the preceding sentence except when the claim relates directly to the failure of the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement.

     (b) The Depositor agrees to indemnify and hold the Trustee, the Certificate Insurer and each Certificateholder (and their respective Affiliates, directors, officers, employees and agents) harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Certificate Insurer, any Certificateholder and/or any such other indemnified person may sustain in any way related to the failure of the Servicer, if it is an Affiliate thereof, or the failure of the Depositor to perform their respective duties in compliance with the terms of this Agreement. The Depositor shall immediately notify the Trustee, the Certificate Insurer and each Certificateholder if a claim is made by a third party with respect to this Agreement and the Depositor shall assume (with the consent of the Trustee) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Depositor, the Trustee, the Certificate Insurer, a Certificateholder and/or any such other indemnified Person in respect of such claim. The Trustee may, if necessary, reimburse the Depositor from amounts otherwise distributable on the Class R Certificates if the claim is made with respect to this Agreement for all amounts advanced by it pursuant to the preceding sentence, except when the claim relates directly to the failure of a Servicer, if it is, or is an Affiliate of, the Depositor, to perform its obligations to service and administer the Mortgages in compliance with the terms of this Agreement, or the failure of the Depositor to perform its duties in compliance with the terms of this Agreement.

     (c) The Depositor agrees to indemnify the Trust Fund for any liability arising from the naming of the Trust Fund as a defendant in its capacity as an assignee of the lender in an action under the Riegle Community Development and Regulatory Improvement Act of 1994.

     Section 9.02 Merger or Consolidation of the Depositor and the Servicer.

     The Servicer and the Depositor will keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

     Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an established mortgage loan servicing institution that has a net worth of at least $15,000,000 and shall be the successor of the Servicer without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving person to any Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of FNMA or FHLMC. The Servicer shall send notice of any such merger or consolidation to the Trustee, the Rating Agencies and the Certificate Insurer.

     Section 9.03 Limitation on Liability of the Servicer and Others.

     The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein. The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 9.01, the Servicer shall have no obligation to appear with respect to, prosecute or defend, any legal action which is not incidental to the Servicer's duty to service the Mortgage Loans in accordance with this Agreement.

     Section 9.04 Servicer Not to Resign.

     The Servicer shall not assign this Agreement or any part thereof nor resign from the obligations and duties hereby imposed on it except (i) that the Servicer may resign from any obligations and duties hereby imposed on it in connection with the Class 1A Certificates upon mutual consent of the Servicer, the Depositor, the Certificate Insurer, the Trustee and the Class 1A Majority Certificateholders, (ii) that the Servicer may resign from any obligations and duties hereby imposed on it in connection with the Class 2A Certificates upon mutual consent of the Servicer, the Depositor, the Certificate Insurer, the Trustee and the Class 2A Majority Certificateholders or (iii) upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination under clause (ii) permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the

Trustee, the Depositor and the Certificate Insurer, which Opinion of Counsel shall be in form and substance acceptable to the Trustee and the Certificate Insurer. No such resignation shall become effective until a successor has assumed such Servicer's responsibilities and obligations hereunder in accordance with Section 10.02.

     Section 9.05 Representations of the Servicer.

     The Servicer hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders as of the Closing Date:

          (a) The Servicer is a federally chartered stock savings bank and has been duly organized and is validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer and perform its obligations as Servicer or exempt from such licensing or qualification; the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite action has been taken by the Servicer to make this Agreement valid, binding and enforceable upon the Servicer in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

          (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty), that are necessary in connection with the execution and delivery by the Servicer of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Servicer and the performance by the Servicer of its obligations as Servicer under this Agreement and such of the other documents to which it is a party;

          (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

          (d) Neither this Agreement nor the Prospectus nor any statement, report or other document prepared by the Servicer and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

          (e) There is no action, suit, proceeding or investigation pending or, to the best of the Servicer's knowledge, threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement; and

          (f) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any Subservicing Agreement.

     Section 9.06 Accounting Upon Resignation or Termination of Servicer.

     Upon resignation of the Servicer under Section 9.04 or upon termination of the Servicer under Section 10.01, the Servicer shall:

          (a) deliver to its successor or, if none shall yet have been appointed, to the Trustee the funds in the Sub-Pool I Principal and Interest Account, the Sub-Pool II Principal and Interest Account, the Sub-Pool III Principal and Interest Account or the Sub-Pool IV Principal and Interest Account;

          (b) deliver to its successor or, if none shall yet have been appointed, to the Trustee all Mortgage Files and related documents and statements held by it hereunder and a Mortgage Loan portfolio computer tape;

          (c) deliver to its successor or, if none shall yet have been appointed, to the Trustee and, upon request, to the Certificateholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the Mortgage Loans; and

          (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Mortgage Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

                                    ARTICLE X

                                     DEFAULT

     Section 10.01 Events of Default.

     (a) In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say, with respect to a Group:

          (i)(A) an Event of Nonpayment which continues unremedied for a period of one (1) Business Day after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Trustee, to the Servicer and the Trustee by the Certificate Insurer or to the Servicer, the Trustee and the Certificate Insurer by any Certificateholder and, in the case of an Event of Nonpayment described in clause (i) or (ii) of the definition thereof, the insufficiency referred to in such clause (i) or (ii) does not result from a failure by the Certificate Insurer to perform in accordance with the terms of this Agreement with respect to such Group or the Certificate Insurance Policy or a failure by the Trustee to perform in accordance with this Agreement with respect to such Group; (B) the failure by the Servicer to make any required Servicing Advance with respect to a Group, to the extent such failure materially and adversely affects the interest of the Certificate Insurer or the related Certificateholders and which continues unremedied for a period of 20 days after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Trustee, to the Servicer and the Trustee by the Certificate Insurer or to the Servicer, the Trustee and the Certificate Insurer by any Certificateholder; (C) the failure by the Servicer to make any required Monthly Advance to the extent of the full amount of the related Class A Interest Remittance Amount; or (D) any other failure by the Servicer to remit to the related Certificateholders, or to the Trustee for the benefit of the related Certificateholders, any payment required to be made by the Servicer under the terms of this Agreement, to the extent such failure materially and adversely affects the interest of the Certificate Insurer or the Certificateholders and which continues unremedied for a period of 20 days after the date upon which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Trustee, to the Servicer and the Trustee by the Certificate Insurer or to the Servicer, the Trustee and the Certificate Insurer by any Certificateholder; or

          (ii) failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth herein, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, to the Servicer and the Trustee by the Certificate Insurer or any related Certificateholder with the consent of the Certificate Insurer; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

          (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property, which appointment shall continue unremedied for a period of 30 days after the Servicer has received notice of such default; or

          (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations, any of which shall continue unremedied for a period of 30 days after the Servicer has received notice of such default;

     (b) then, and in each and every such case so long as such Event of Default shall not have been remedied, (x) in the case solely of clause (i)(C) above, if such Monthly Advance is not made by 4:00 p.m. Chicago time on the Determination Date, the Trustee, upon receipt of written notice or discovery by a Responsible Officer of such failure, shall give immediate telephonic notice of such failure to a Servicing Officer of the Servicer and, unless such failure is cured, either by receipt of payment or receipt of evidence satisfactory to the Certificate Insurer (e.g., a wire reference number communicated by the sending bank; the Certificate Insurer shall notify the Trustee if the Certificate Insurer receives satisfactory evidence that such funds have been sent), by 12:00 Noon New York City time on the following Business Day, the Trustee, or a successor servicer appointed in accordance with Section 10.02, shall immediately make such Monthly Advance and assume, pursuant to Section 10.02, the duties of a successor Servicer with respect to such Group, and (y) in the case of clauses (i)(A),
(i)(B), (i)(D), (ii), (iii), (iv) and (v) above, the Majority Certificateholders of the related Group(s) affected by such Event of Default, by notice in writing to the Servicer and a Responsible Officer of the Trustee and subject to the prior written consent of the Certificate Insurer, which consent may not be unreasonably withheld, may, in addition to whatever rights such Certificateholders may have at law or equity to damages, including injunctive relief and specific performance, commence termination of all the rights and obligations of the Servicer hereunder with respect to the Group(s) affected by such Event of Default and in and to the Mortgage Loans of the Group(s) affected by such Event of Default and the proceeds thereof, as servicer. Upon receipt by the Servicer of a second written notice (except relative to clause (i)(C) above) from the Majority Certificateholders of the related Group stating that they intend to terminate the Servicer as a result of such Event of Default, all authority and power of the Servicer under this Agreement with respect to such Group, shall, subject to Section 10.02, pass to and be vested in the Trustee or its designee and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the related Mortgage Loans and related documents. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder with respect to the related Group, including, without limitation, the transfer to the Trustee or its designee for administration by it of all amounts which shall at the time be credited by the Servicer to the related Principal and Interest Account or thereafter received with respect to the Mortgage Loans of the related Group. For the purposes of exercising the remedies set forth in
Section 10.01 above, with respect to clauses (i), (iii), (iv) and (v) of Section 10.01(a) above, the Certificate Insurer shall be deemed to be the Majority Certificateholder for a Group for so long as the Certificate Insurance Policy shall be in effect and the Certificate Insurer shall be in full compliance with its payment obligations thereunder. If, however, the Certificate Insurer fails to exercise any of its rights under this Section 10.01 in respect of such clauses (i), (iii), (iv) and (v), it shall not be deemed to be the Majority Certificateholder for such Group for the purposes of such clauses. For the purposes of clause (ii), either the Certificate Insurer with the consent of the Trustee or the Majority Certificateholders of the related Group(s) affected by such Event of Default may direct the appropriate remedial action provided in this Section.

     The Trustee shall not be deemed to have knowledge of an Event of Default (except an Event of Default pursuant to Section 10.01(a)(i)(A) above relating to an Event of Nonpayment or the failure to make a Monthly Advance) unless a Responsible Officer has received written notice thereof.

     (c) Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence of an Event of Nonpayment known to a Responsible Officer of the Trustee, the Trustee shall promptly notify the Certificate Insurer of such occurrence with respect to such Group. During the thirty (30) day period following receipt of such notice, the Trustee and the Certificate Insurer shall cooperate with each other to determine if the occurrence of such Event of Nonpayment is more likely than not the result of the acts or omissions of the Servicer or more likely than not the result of events beyond the control of the Servicer. If the Trustee and the Certificate Insurer conclude that the Event of Nonpayment is the result of the latter, the Servicer may not be terminated with respect to such Group, unless and until an Event of Default unrelated to such Event of Nonpayment has occurred and is continuing, whether or not the Servicer has cured such Event of Nonpayment. If the Trustee and the Certificate Insurer conclude that the Event of Nonpayment is the result of the former, the Certificate Insurer or the Majority Certificateholders of the related Group, as the case may be, may terminate the Servicer in accordance with Section 10.01(b) above, provided that the Trustee shall have until the 60th day following the date of receipt of notice of the Event of Nonpayment to either assume the servicing for the related Group or appoint a successor servicer for the related Group pursuant to Section 10.02.

     If the Trustee and the Certificate Insurer cannot agree, and the basis for such disagreement is not arbitrary or unreasonable, as to the cause of the Event of Nonpayment with respect to such Group, the decision of the Certificate Insurer shall control; provided, however, that if the Certificate Insurer decides to terminate the Servicer, the Trustee shall be relieved of its obligation to assume the servicing or to appoint a successor, which shall be the exclusive obligation of the Certificate Insurer.

     The Trustee shall promptly notify Moody's and S&P of the occurrence of an Event of Default known to a Responsible Officer of the Trustee.

     Notwithstanding any termination of the activities of a Servicer hereunder, the Servicer shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating the Servicer's rights and obligations as Servicer hereunder and received after such notice, that portion thereof to which the Servicer would have been entitled pursuant to Sections 5.04(i) through (ix), and any other amounts payable to the Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

     Section 10.02 Trustee to Act; Appointment of Successor.

     On and after the time the Servicer receives a notice of termination pursuant to Section 10.01 above, or the Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 9.04, or the Servicer is removed as servicer pursuant to this Article X, the Trustee shall be, with respect to such Group, the successor in all respects to the Servicer in its capacity as servicer under this Agreement with respect to such Group and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, provided, however, that the Trustee shall have no liability or obligation hereunder in respect of any period prior to becoming such successor, whether for acts or omissions of any prior servicer or otherwise. The Trustee, as successor to the Servicer, shall be obligated to make advances pursuant to Sections 6.09, 6.10, 5.10 or 5.14 unless, and only to the extent, the Trustee determines reasonably and in good faith that such advances would not be recoverable pursuant to Sections 5.04(ii), 6.06(c)(A)(X)(v) and
(vi) or 6.06(c)(A)(Y)(iv) and (v) with respect to Group 1, or 6.06(c)(B)(X)(v) and (vi) or 6.06(c)(B)(Y)(iv) and (v) with respect to Group 2 above, such determination to be evidenced by a certification of a Responsible Officer of the Trustee delivered to the Certificate Insurer. Subject to its determination that such advances would not be recoverable in accordance with the foregoing, the Trustee, as successor to the Servicer, shall be obligated to advance any amount described in clause (c)(vii) of the definition of Class A Principal Remittance Amount. As compensation therefor, the Trustee, or any successor servicer appointed pursuant to the following paragraph, shall be entitled to all funds relating to the Mortgage Loans which the Servicer would have been entitled to receive from the related Principal and Interest Account pursuant to Section 5.04 above if the Servicer had continued to act as servicer hereunder, together with other servicing compensation as provided in Sections 7.01 and 7.03 above. In no event shall the Trustee or the Trust Fund acquire any rights to the Depositor's Yield.

     The Trustee also shall have the right to elect to be successor to the Servicer with respect to less than all of the responsibilities, duties and liabilities relating thereto placed on the

Servicer by the terms and provisions hereof, and shall be entitled to select such responsibilities and duties (and related liabilities) and appoint a successor servicer to perform the other responsibilities (and related liabilities). In the event that the Trustee makes such election, the aggregate compensation payable to the Trustee and the successor servicer may be equal to (but shall not be in excess of) that set forth in Section 7.03, the breakdown of such compensation between the Trustee and such successor servicer to be determined by them. In the event the Trustee makes such election, it shall provide prompt written notice to the Depositor, which notice shall identify the successor servicer, the portion of the responsibilities, duties and liabilities to be performed by the Trustee and the Servicer and the portion of the compensation of the Servicer which is to be paid to each of the Trustee and such successor servicer.

     Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Majority Certificateholders of the affected Group(s) or the Certificate Insurer so request in writing to the Trustee, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to the Certificate Insurer, which acceptance shall not be unreasonably withheld, that has a net worth of not less than $15,000,000 and which is approved as a servicer by FNMA and FHLMC as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Trustee and remitted directly to the Trustee or, at the direction of the Trustee, to the successor servicer. The compensation of any successor servicer (including, without limitation, the Trustee) so appointed shall be the aggregate Servicing Fees, together with other Servicing Compensation in the form of assumption fees, late payment charges or otherwise. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor servicer, as applicable, all amounts which then have been or should have been deposited in the related Principal and Interest Account by the Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Trustee nor any other successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until the Trustee shall have consented thereto, and written notice of such proposed appointment shall have been provided by the Trustee to each Certificateholder. The Trustee shall not resign as successor servicer until another successor servicer reasonably acceptable to the Certificate Insurer has been appointed.

     Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to
Section 7.03, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in this Agreement. The Servicer, the Trustee, any Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     Section 10.03 Waiver of Defaults.

     The Majority Certificateholders with respect to a Group, on behalf of all Certificateholders with respect to such Group, and subject to the consent of the Certificate Insurer, or the Certificate Insurer, may waive any events permitting removal of the Servicer as servicer with respect to a Group pursuant to this
Article X; provided, however, that neither the Majority Certificateholders nor the Certificate Insurer may waive a default in making a required distribution on a Certificate without the consent of the Holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to Moody's and S&P.

     Section 10.04 Trigger Event.

     (a) Upon the determination by the Certificate Insurer that a Trigger Event with respect to a Group has occurred, the Certificate Insurer shall give notice of such Trigger Event to the Servicer, the other parties hereto, Moody's and S&P. Upon such determination, the Certificate Insurer may direct the Trustee to terminate the Servicer with respect to the related Group.

     (b) Upon receipt of direction to remove the Servicer with respect to the related Group pursuant to the preceding clause (a), the Trustee shall notify the Servicer that it has been terminated with respect to such Group and the Servicer shall be terminated with respect to such Group in the same manner as specified in Sections 10.01 and 10.02.

                                   ARTICLE XI

                                   TERMINATION

     Section 11.01 Termination.

     Subject to Section 11.02, this Agreement shall terminate upon notice to the Trustee of either: (a) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Monthly Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (b) mutual consent of the Servicer, the Certificate Insurer and all Certificateholders in writing; provided, however, that in no event shall the Trust established by this Agreement terminate later than the later of (i) twenty-one years after the death of the last lineal descendant of Joseph P. Kennedy, late Ambassador of the United States to the Court of St. James's, alive on the date hereof or (ii) the latest possible maturity date specified in
Section 13.01(l).

     Subject to Section 11.02, the Servicer may, at its option, terminate its rights and obligations under this Agreement, on any date on which the Pool Principal Balance is less than or equal to 5% of the sum of the Original Pool Principal Balance and the Original Pre-Funded Amounts, by purchasing, on the next succeeding Remittance Date, all of the outstanding Mortgage Loans and REO Properties at a price (the "Termination Price") equal to the excess, if any, of
(1) the sum of (x) (i) 100% of the Principal Balance of each outstanding Mortgage Loan, and (ii) 30 days' interest on the amount described in clause
(x)(i) at a rate equal to the related Net Mortgage Rate; but in no event less than the sum of the weighted average of the Class 1A Pass-Through Rates, with respect to Group 1, or the Class 2A Pass-Through Rates, with respect to Group 2, and (y) the appraised value of each REO Property, such appraisal to be conducted by an appraiser mutually agreed upon by the Servicer and the Trustee in their reasonable discretion (and approved by the Certificate Insurer in its reasonable discretion), over (2) the amounts (other than the Termination Price being calculated pursuant to this paragraph) that will constitute the Available Remittance Amount for such Remittance Date (including without limitation, the amounts to be transferred to the related Certificate Account on the Determination Date immediately preceding such Remittance Date pursuant to the second following paragraph), to the extent such other amounts represent collections on the Mortgage Loans and REO Properties of principal not yet applied to reduce the related Principal Balance thereof or interest therein at the related Net Mortgage Rate accrued from and after the respective Due Dates in the Due Period next preceding the related Due Period. In connection with any such purchase, the Servicer shall also pay any outstanding and unpaid fees and expenses of the Trustee and the Certificate Insurer relating to this Agreement that such parties would otherwise have been entitled to pursuant to Sections
12.05 and 6.03(a), in the case of the Trustee, and Section 6.04, in the case of the Certificate Insurer.

     Any such purchase by the Servicer shall be accomplished by remitting to the Trustee for deposit into the related Certificate Account on the Determination Date immediately preceding the Remittance Date on which the purchase is to occur the amount of the Termination Price. On the same day that the Termination Price is deposited into the related Certificate

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

Account, any amounts then on deposit in the Principal and Interest Account with respect to such Group (other than Excess Spread, any amounts not required to have been deposited therein pursuant to Section 5.03 and any amounts withdrawable therefrom by the Servicer pursuant to Section 5.04(ii), (iii) and
(vii)) shall be transferred to the related Certificate Account for distribution to the related Certificateholders on the final Remittance Date; and any amounts received by the Servicer with respect to the Mortgage Loans and REO Properties in such Group subsequent to such transfer shall belong to the Person purchasing the Mortgage Loans and REO Properties relating to such Group. For purposes of calculating the Available Remittance Amount with respect to a Group for the final Remittance Date, amounts transferred to the related Certificate Account pursuant to the immediately preceding sentence on the Determination Date immediately preceding such final Remittance Date shall in all cases be deemed to have been received during the related Due Period, and such transfer shall be made pursuant to Section 5.04(i). The Termination Price remitted to the Trustee for deposit into the related Certificate Account shall be in proportion to the outstanding Mortgage Loans and REO Properties in such Group.

     Notice of any termination, specifying the Remittance Date upon which the Trust Fund will terminate and the related Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Servicer by letter to the Trustee to be forwarded to the related Certificateholders mailed during the month of such final distribution before the Determination Date in such month, specifying
(i) the Remittance Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Remittance Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. On the final Remittance Date, the Trustee shall distribute or credit, or cause to be distributed or credited, the Amount Available for such Remittance Date in accordance with Section 6.06(c). The obligations of the Certificate Insurer under this Agreement shall terminate upon the deposit by the Servicer or the Certificate Insurer, as applicable, with the Trustee of a sum sufficient to purchase all of the Mortgage Loans and REO Properties as set forth above, reduction of the Class 1A Principal Balance and the Class 2A Principal Balance to zero and payment of any amount set forth in clause (c)(vii) of the definition of Class A Principal Remittance Amount.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Servicer shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice, all of the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets of the Trust Fund which remain subject hereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto and the Trustee upon transfer

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

of such funds shall be discharged of any responsibility for such funds and the Certificateholders shall look to the Class R Certificateholders for payment.

     Section 11.02 Additional Termination Requirements.

     (a) In the event the Servicer exercises its purchase option as provided in
Section 11.01 above, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 11.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in
Section 860F of the Code, or (ii) cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any Class A Certificates are outstanding:

          (i) The Servicer shall establish a 90-day liquidation period for the Trust Fund REMIC, and specify the first day of such period in a statement attached to the Trust Fund REMIC's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Servicer also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund REMIC, under
     Section 860F of the Code and the regulations thereunder;

          (ii) The Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Servicer shall sell or otherwise dispose of all of the remaining assets of the Trust Fund REMIC, in accordance with the terms hereof; and

          (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Class R Certificateholders all cash on hand (other than cash retained to meet claims), and the Trust Fund REMIC shall terminate at that time.

     (b) By their acceptance of the Certificates, the Holders thereof hereby authorize the Servicer, if it chooses to do so, to specify the 90-day liquidation period on the final Tax Return of the Trust Fund REMIC, which authorization shall be binding upon all successor Certificateholders.

     Section 11.03 Depositor's Right to Depositor's Yield Absolute.

     The Depositor's right to receive the Depositor's Yield with respect to each Mortgage Loan shall be absolute and unconditional, and shall survive notwithstanding the termination of the rights and obligations of the Servicer hereunder, the resignation of the Servicer or the termination of this Agreement. The Depositor's right to receive the Depositor's Yield shall not be subject to offset or counterclaim, whether or not such right has been assigned in whole or in part, notwithstanding any breach of any representation or warranty of the Depositor under this Agreement or any default by the Depositor of any of its obligations or covenants under this Agreement. The Depositor shall have the right to assign any or all of its rights in and to the

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Depositor's Yield, without notice to or the consent of any party of this
Agreement or any Certificateholder.

                                   ARTICLE XII

                                   THE TRUSTEE

     Section 12.01 Duties of Trustee.

     The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge has occurred and has not been cured or waived, the Trustee shall, except in those cases in which it is required by the terms of this Agreement to follow the direction of the Certificate Insurer or the Rating Agencies, exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement, provided, however that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer or the Depositor hereunder. If any such instrument is found not to conform to the requirements of this Agreement, the Trustee shall notify the Certificate Insurer and request written instructions as to the action the Certificate Insurer deems appropriate to have the instrument corrected, and if the instrument is not so corrected, the Trustee will provide notice thereof to the Certificate Insurer who shall then direct the Trustee as to the action, if any, to be taken.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any resolutions, certificates, statements or opinions, reports, documents, orders or instruments furnished to the Trustee and conforming to the requirements of this Agreement;

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


          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or at the direction of the Certificate Insurer, the Class 1A Majority Certificateholders and the Class 2A Majority Certificateholders or any of them relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee, under this Agreement;

          (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default (except a default or Event of Default set forth under Section 10.01(a)(i)(A) or 10.01(a)(i)(C)) unless a Responsible Officer of the Trustee shall have actual knowledge thereof or have received written notice thereof. In the absence of receipt of such notice, the Trustee may conclusively assume that there is no default or Event of Default;

          (v) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement;

          (vi) Subject to any express requirement of this Agreement and until such time as the Trustee shall be the successor to the Servicer and without otherwise limiting the generality of this Section, the Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund,
     (D) to confirm or verify the contents of any reports or certificates of any Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties; and

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


          (vii) The Trustee shall not be deemed a fiduciary for the Certificate Insurer in its capacity as such, except to the extent the Certificate Insurer has made an Insured Payment and is thereby subrogated to the rights of the Certificateholders with respect thereto.

     Section 12.02 Certain Matters Affecting the Trustee.

     (a) Except as otherwise provided in Section 12.01:

          (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any advice or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

          (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend by litigation hereunder or in relation hereto at the request, order or direction of the Certificate Insurer or any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders or the Certificate Insurer, as applicable, shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; except in those cases in which the Trustee is required by the terms of this Agreement to follow the direction of the Certificate Insurer, the Class 1A Majority Certificateholders or the Class 2A Majority Certificateholders nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

          (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer, the Class 1A Majority Certificateholders or the Class 2A Majority Certificateholders; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand from such Servicer's own funds;

          (vi) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

          (vii) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder; and

          (viii) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

     (b) Following the Startup Day, the Trustee shall not knowingly accept any contribution of assets to the Trust Fund REMIC, unless the Trustee shall have received from the Depositor an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund REMIC will not cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any of the Certificates are outstanding or subject the Trust Fund REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     Section 12.03 Trustee Not Liable for Certificates or Mortgage Loans.

     The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document (including any document comprising a part of the Mortgage
File). The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn by any Servicer from the Principal and Interest Accounts. The Trustee shall not be responsible for the legality or validity of the Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor to the Servicer) or to prepare or file any Securities and Exchange Commission filing for the Trust Fund or to record this Agreement.

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


     Section 12.04 Trustee May Own Certificates.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, and may otherwise deal with the parties hereto.

     Section 12.05 Servicer to Pay Trustee's Fees and Expenses.

     The Servicer and the Depositor, jointly and severally, covenant and agree to pay to the Trustee annually, from amounts on deposit in the Trustee Expense Accounts, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all routine services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and routine duties hereunder of the Trustee, and the Servicer and the Depositor will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith, provided that the Trustee shall have no lien on the Trust Fund, other than the Trustee Expense Accounts, for the payment of its fees and expenses. To the extent that actual fees and expenses of the Trustee exceed the Annual Trustee Expense Amounts, the Servicer and/or the Depositor shall reimburse the Trustee for such shortfall out of its own funds without reimbursement therefor, except as provided in Section
6.03. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified, jointly and severally, by the Servicer and the Depositor and held harmless against any loss, liability or expense (including legal fees and expenses) (i) incurred in connection with any legal action relating to this Agreement, the Prospectus or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder, and (ii) resulting from any error in any tax or information return prepared by the Servicer. The obligations of the Servicer and the Depositor under this Section 12.05 shall survive termination of the initial Servicer and payment of the Certificates with respect to any Group, and shall extend to any co-trustee or separate-trustee appointed pursuant to this Article XII.

     Section 12.06 Eligibility Requirements for Trustee.

     The Trustee hereunder shall at all times be (i) a bank organized and doing business under the laws of any state or the United States of America, (ii) authorized under such laws to exercise corporate trust powers, including taking title to the Trust Fund assets on behalf of the Certificateholders, (iii) having a combined capital and surplus of at least $50,000,000, (iv) whose long-term deposits shall be rated at least "BBB" by S&P and Baa2 by Moody's (except as provided herein) or such lower long-term deposit rating by S&P as may be approved in writing by the Certificate Insurer and S&P or the Certificate Insurer and Moody's, as the case may be (v) is subject to supervision or examination by federal or state authority and (vi) is reasonably acceptable to the Certificate Insurer as evidenced in writing. If such bank publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 12.06, the combined capital and surplus of such bank shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 12.06, the Trustee shall resign immediately in the manner and with the effect specified in Section
12.07 hereof.

     Section 12.07 Resignation and Removal of the Trustee.

     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer, the Rating Agencies and the Certificate Insurer, not less than 60 days before the date specified in such notice when such resignation is to take effect. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor trustee which satisfies the eligibility requirements of Section 12.06 by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Certificate Insurer by the Servicer. Unless a successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 12.06 and shall fail to resign after written request therefor by any Servicer, or the Certificate Insurer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer or the Certificate Insurer may remove the Trustee and the Servicer shall, within 30 days after such removal, appoint, subject to the approval of the Certificate Insurer, which approval shall not be unreasonably withheld, a successor trustee which satisfies the eligibility requirements of Section 12.06 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, each Rating Agency and the Certificate Insurer by the successor trustee.

     If the Trustee fails to perform in accordance with the terms of this Agreement, the Class 1A Majority Certificateholders and the Class 2A Majority Certificateholders or the Certificate Insurer may remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Servicer, one complete set to the Trustee so removed and one complete set to the successor Trustee so appointed. A copy of such instrument shall be delivered to the Certificate Insurer by the Servicer.

     The Depositor may, in its discretion, remove the Trustee with the consent of the Certificate Insurer, which consent shall not be unreasonably withheld, without cause. The

Servicer shall, within 30 days after such removal, appoint, subject to the approval of the Certificate Insurer, which approval shall not be unreasonably withheld, a successor trustee which satisfies the eligibility requirements of
Section 12.06 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, each Rating Agency and the Certificate Insurer by the successor trustee.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee which satisfies the eligibility requirements of Section 12.06 as provided in Section 12.08.

     Section 12.08 Successor Trustee.

     Any successor trustee appointed as provided in Section 12.07 shall execute, acknowledge and deliver to the Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall, to the extent necessary, deliver to the successor trustee, or Custodian, if any, all Mortgage Files and related documents and statements held by it hereunder, and the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     No successor trustee shall accept appointment as provided in this Section
12.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 12.06 and its appointment shall not adversely affect the then current rating of the Certificates.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 12.08, the Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Servicer.

     Section 12.09 Merger or Consolidation of Trustee.

     Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or bank succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or bank shall be eligible under the provisions of Section 12.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 12.10 Appointment of Co-Trustee or Separate Trustee.

     Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 12.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be approved by the Certificate Insurer. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 12.06 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 12.08.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 12.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee, and a copy thereof shall be forwarded by the Trustee to the Certificate Insurer.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. The Trustee shall

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not be responsible for any action or inaction of any such separate trustee or co-trustee. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 12.11 Tax Returns.

     The Trustee, upon request, will promptly furnish the Servicer with all such information as may reasonably be required in connection with the Servicer's preparation of all Tax Returns of the Trust Fund REMIC or for the purpose of the Servicer's responding to reasonable requests for information made by Certificateholders in connection with tax matters and, within five (5) Business Days of a request therefor, shall (i) sign on behalf of the Trust Fund REMIC any Tax Return that the Trustee is required to sign pursuant to applicable federal, state or local tax laws, and (ii) cause such Tax Return to be returned in a timely manner to the Servicer for distribution to Certificateholders or filed with a government authority if required.

     Section 12.12 Appointment of Custodians.

     The Trustee may, with the consent of the Servicer and the Certificate Insurer, appoint one or more Custodians to hold all or a portion of the Trustee's Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to this Article XII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders and the Certificate Insurer. Each Custodian shall be a depository institution subject to supervision by federal or state authority and shall be qualified to do business in the jurisdiction in which it holds any Trustee's Mortgage File. Each Custodial Agreement may be amended only as provided in Section 14.02.

     Section 12.13 Trustee May Enforce Claims Without Possession of
Certificates.

     All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, any such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

     Section 12.14 Suits for Enforcement.

     In case an Event of Default or other default by the Servicer hereunder shall occur and be continuing, the Trustee, in its discretion, but subject to
Section 10.01, may proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders.

     Section 12.15 Control of Remedies by Certificate Insurer and
Certificateholders.

     Notwithstanding anything herein to the contrary, the Certificate Insurer or the Class 1A and Class 2A Majority Certificateholders, with the consent of the Certificate Insurer, may direct the time, method and place of conducting any proceeding relating to the Trust Fund or the Certificates or for any remedy available to the Trustee with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates or the Trust Fund; provided, that:

          (i) such direction shall not be unlawful or in conflict with this Agreement;

          (ii) the Trustee shall have been provided with indemnity satisfactory to it;

          (iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

          (iv) that the Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Holders not so directing.

                                  ARTICLE XIII

                                REMIC PROVISIONS

     Section 13.01 REMIC Administration.

     (a) The Servicer shall make an election to treat the Trust Fund REMIC as a REMIC under the Code and, if necessary, under applicable state law. Such elections will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of the Trust Fund REMIC, the Class 1A-1, Class 1A-2, Class 2A-1 and Class 2A-2 Certificates shall be designated as the "regular interests", and the Class R Certificates shall be designated as the sole class of "residual interests" in the Trust Fund REMIC. The Servicer shall not permit the creation of any "interests" in the Trust Fund REMIC (within the meaning of Section 860G of the Code) other the than interests represented by the Certificates.

     (b) The Closing Date is hereby designated as the "Startup Day" of the Trust Fund REMIC within the meaning of Section 860G(a)(9) of the Code.

     (c) The Servicer shall hold the Tax Matters Person Residual Interest Certificate representing a 0.01% Percentage Interest of the Class R Certificates and is designated as the Tax Matters Person of the Trust Fund REMIC, as provided under Treasury regulations Section 1.860F-4(d) and temporary Treasury regulations Section 301.6231(a)(7)-1(a). The Servicer, as Tax Matters Person, shall (i) act on behalf of the Trust Fund REMIC, in relation to any tax matter or controversy involving such REMIC and (ii) represent the Trust Fund REMIC in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Servicer to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund REMIC. The legal expenses and costs of any such action described in this subsection and any liability resulting therefrom shall constitute Servicing Advances and the Servicer shall be entitled to reimbursement therefor unless such legal expenses and costs are incurred by reason of the Servicer's willful misfeasance, bad faith or gross negligence.

     (d) The Servicer shall prepare or cause to be prepared all of the Tax Returns in respect of the Trust Fund REMIC created hereunder and deliver such Tax Returns to the Trustee for signing and the Trustee shall sign and promptly return to the Servicer for filing such Tax Returns in order that the Servicer may file such Tax Returns in a timely manner. The expenses of preparing and filing such returns shall be borne by the Servicer without any right of reimbursement therefor.

     (e) The Servicer shall perform on behalf of the Trust Fund all reporting and other tax compliance duties that are the responsibility of the Trust Fund under the Code, REMIC

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

Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Servicer shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund.

     (f) To the extent that the affairs of the Trust Fund are within its control and the scope of its specific responsibilities under this Agreement, the Servicer shall take such action and shall cause the Trust Fund REMIC created under this Agreement to take such action as shall be reasonably necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist it, to the extent reasonably requested by it). The Servicer shall not knowingly or intentionally take any action, cause the Trust Fund REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund REMIC as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Servicer has received an Opinion of Counsel to the effect that the contemplated action will not, with respect to the Trust Fund REMIC created hereunder, endanger such status or result in the imposition of such a tax. If the Servicer has delivered to the Trustee an Opinion of Counsel indicating that an action or omission of the Trustee not otherwise required hereby may result in an Adverse REMIC Event, the Trustee shall not take such action, or omit taking such action, as the case may be. In addition, prior to taking any action with respect to the Trust Fund REMIC or its assets, or causing the Trust Fund REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee shall consult with the Servicer or its designee with respect to whether such action may cause an Adverse REMIC Event and the Trustee shall not take any such action or cause the Trust Fund REMIC to take any such action as to which the Servicer has advised it in writing that an Adverse REMIC Event may occur. If the Trustee so consults with the Servicer and the Servicer fails to respond within three Business Days, the Trustee may take such action, provided that such action would not otherwise constitute a breach of this Agreement. The Servicer may consult with counsel as to the rendering of such written advice, and the cost of such consultation and the production of any Opinions of Counsel, or written advice, shall be borne by the party seeking to take the action not otherwise permitted by this Agreement; provided, however that in no event shall the Trustee be liable or responsible for such costs. The Trustee may conclusively presume that any action taken or omitted at the written direction or request of the Servicer will not result in an Adverse REMIC Event, and the Trustee shall not be liable or responsible for any Adverse REMIC Event arising out of or resulting from any such action or omission.

     (g) In the event that any tax is imposed on "prohibited transactions" of the Trust Fund REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the Trust Fund REMIC, as defined in Section 860G(c) of the Code, on any contributions to the Trust Fund REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) against the party the actions of which gave rise to such taxes and (ii) otherwise against amounts on deposit in the related Certificate Account and shall be paid by withdrawal therefrom.

     (h) On or before April 15 of each calendar year, commencing April 15, 1998, the Servicer shall deliver to the Trustee a Certificate from a Responsible Officer of the Servicer stating the Servicer's compliance with this Article XIII.

     (i) The Trustee and the Servicer shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund REMIC on a calendar year and on an accrual basis, to the extent such books and records are maintained pursuant to this Agreement.

     (j) After the 90-day period commencing on the Startup Day, the Servicer shall not accept any contributions of assets to the Trust Fund REMIC, unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (k) Neither the Servicer nor the Trustee shall enter into any arrangement by which the Trust Fund REMIC will receive a fee or other compensation for services nor permit the Trust Fund REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (l) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the "latest possible maturity date" of the Class A Certificates and the date by which the Class 1A Principal Balance and the Class 2A Principal Balance would be reduced to zero is December 26, 2027 which is the Remittance Date immediately following the latest scheduled maturity of any Mortgage Loan.

     (m) Upon any termination of, or appointment of any successor to, the Servicer with respect to the last Group covered under this Agreement hereunder, the Servicer shall promptly, upon the request of the Trustee, transfer all of the related Tax Matters Person Residual Interest Certificates to the successor Servicer. If a successor Servicer has not been appointed by the Trustee, the Servicer shall promptly, upon the request of the Trustee, transfer all of the related Tax Matters Person Residual Interest Certificates to the Depositor who shall serve as the related Tax Matters Person until such time as the Trustee appoints a successor Servicer. Any entity appointed by the Trustee as successor Servicer shall agree to hold the related Tax Matters Person Residual Interest Certificates as a condition to its appointment as Servicer.

     (n) All expenses incurred by the Servicer in performing its duties under this Article XIII (other than as provided in Section 13.01(d) and expenses for salaries of its own employees and overhead) shall constitute Servicing Advances under this Agreement.

     Section 13.02 Prohibited Transactions and Activities.

     Neither the Depositor, the Trustee nor the Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund REMIC pursuant to Article XI or (iv) a purchase of Mortgage Loans pursuant to Articles II or III), nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Certificate Account for gain, nor accept any contributions to the Trust Fund REMIC after the Closing Date unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, substitution or acquisition) indicating that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund REMIC as a REMIC or (b) cause the Trust Fund REMIC to be subject to a tax on "prohibited transactions", "contributions" or, except as otherwise provided for in this Agreement, "net income from foreclosure property" pursuant to the REMIC Provisions.

     Section 13.03 Servicer and Trustee Indemnification.

     (a) The Trustee agrees to indemnify the Trust Fund, the Depositor and the Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or the Servicer, as a result of a breach of the Trustee's covenants set forth in
Article XII or this Article XIII.

     (b) The Servicer agrees to indemnify the Trust Fund, the Depositor and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Servicer's covenants set forth in Articles V, VII, IX or this Article XIII with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Servicer that contain material errors or omissions.

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


                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

     Section 14.01 Acts of Certificateholders.

     Except as otherwise specifically provided herein, whenever Certificateholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Certificateholders with respect to a Group if the Majority Certificateholders of the related Group agree to take such action or give such consent or approval.

     Section 14.02 Amendment.

     (a) This Agreement may be amended from time to time by the Depositor, the Trustee and the Servicer by written agreement upon the prior written consent of the Certificate Insurer, without notice to or consent of the Certificateholders, to cure any error or ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions hereof, to evidence any succession to the Servicer, to comply with any changes in the Code, to amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust Fund REMIC as a REMIC under the Code or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, or any Custodial Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, at the expense of the party requesting the change, delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or change the rights or obligations of any other party hereto without the consent of such party. The Trustee shall give prompt written notice to the Rating Agencies of any amendment made pursuant to this Section 14.02.

     (b) This Agreement may be amended from time to time by the Depositor, the Trustee and the Servicer and with the consent of the Certificate Insurer and (i) the Class 1A Majority Certificateholders in the case of an amendment affecting the Class 1A Certificates and (ii) the Class 2A Majority Certificateholders in the case of an amendment affecting the Class 2A Certificates; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of the Trust Fund REMIC as a REMIC or cause a tax to be imposed on the Trust Fund REMIC, and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or reduce the percentage for each Class the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of each Class of Certificates affected thereby.

     (c) It shall not be necessary for the consent of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

     In connection with the solicitation of consents of Certificateholders pursuant to this Section 14.02, upon written request of the Depositor, the Trustee shall provide written copies of the current Certificate Register to the Depositor.

     Section 14.03 Recordation of Agreement.

     To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificateholders' expense on direction of the Certificate Insurer or the Majority Certificateholders of both Groups, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

     Section 14.04 Duration of Agreement.

     This Agreement shall continue in existence and effect until terminated as herein provided.

     Section 14.05 Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

     Section 14.06 Notices.

     (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (i) in the case of Superior Bank, as Depositor, One Lincoln Centre, Oakbrook Terrace, Illinois 60181, Attention: William C. Bracken, or such other addresses as may hereafter be furnished to the Certificateholders in writing by the Depositor,
(ii) in the case of Superior Bank FSB, as Servicer, One Lincoln Centre, Oakbrook Terrace, Illinois 60181, Attention: William C. Bracken, or such other addresses as may hereafter be furnished to the Certificateholders in writing by the Servicer, (iii) in the case of the Trustee, LaSalle National Bank, 135 S. LaSalle Street, Suite 1740, Chicago, Illinois 60674-4107,
Attention: Asset-Backed Securities Trust Services Department n AFC 1997-4, (iv) in the case of the Certificateholders, as set forth in the Certificate Register,
(v) in the case of Moody's, 99 Church Street, New York, New York 10007
Attention: Home Equity Loan Monitoring Group, (vi) in the case of S&P, 26 Broadway, 15th Floor, New York, New York 10004 Attention: Residential Mortgage Surveillance Group, and (vii) in the case of the Certificate Insurer, Financial Guaranty Insurance Company, 115 Broadway, New York, New York 10006, Attention:
Group Leader C Research and Risk Management. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Certificateholders shall be effective upon mailing or personal delivery.

     (b) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

          1. Any material change or amendment to this Agreement;

          2. The occurrence of any Event of Default that has not been cured;

          3. The resignation or termination of the Servicer or the Trustee and the appointment of any successor;

          4. The repurchase or substitution of Mortgage Loans; and

          5. The final payment to Certificateholders.

     In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

          1. Each report to Certificateholders described in Section 6.08;

          2. Each annual statement as to compliance described in Section 7.04;
     and

          3. Each annual independent public accountants' servicing report described in Section 7.05.

     Section 14.07 Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

     Section 14.08 No Partnership.

     Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Certificateholders.

     Section 14.09 Counterparts.

     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     Section 14.10 Successors and Assigns.

     This Agreement shall inure to the benefit of and be binding upon the Servicer, the Depositor, the Trustee and the Certificateholders and their respective successors and assigns.

     Section 14.11 Headings.

     The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     Section 14.12 The Certificate Insurer.

     The Certificate Insurer shall be a third-party beneficiary of this Agreement, entitled to enforce any provisions hereof as if a party hereto. Any right conferred to the Certificate Insurer with respect to a Group shall be suspended during any period in which the Certificate Insurer is in default in its payment obligations under the Certificate Insurance Policy. At such time as the Certificates with respect to a Group are no longer outstanding hereunder, and no amounts owed to the Certificate Insurer hereunder with respect to such Group remain unpaid, the Certificate Insurer's rights hereunder with respect to such Group shall terminate.

     Section 14.13 Paying Agent.

     The Trustee hereby accepts appointment as Paying Agent. The Trustee may, subject to the eligibility requirements for the Trustee set forth in Section 12.06, other than Section 12.06(iv), appoint one or more other Paying Agents or successor Paying Agents.

     Each Paying Agent, immediately upon such appointment, shall signify its acceptance of the duties and obligations imposed upon it by this Agreement by written instrument of acceptance deposited with the Trustee with a copy being sent to the Certificate Insurer.

     Each such Paying Agent other than the Trustee shall execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of Section 6.06, that such Paying Agent will:

          (1) allocate all sums received for distribution to the Holders of Certificates of each Class for which it is acting as Paying Agent on each Remittance Date among such Holders in the proportion specified by the Trustee; and

          (2) hold all sums held by it for the distribution of amounts due with respect to the Certificates in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.

     Any Paying Agent other than the Trustee may at any time resign and be discharged of the duties and obligations created by this Agreement by giving at least sixty (60) days written notice to the Trustee. Any such Paying Agent may be removed at any time by an instrument filed with such Paying Agent signed by the Trustee.

     In the event of the resignation or removal of any Paying Agent other than the Trustee such Paying Agent shall pay over, assign and deliver any moneys held by it as Paying Agent to its successor, or if there be no successor, to the Trustee.

     Upon the appointment, removal or notice of resignation of any Paying Agent, the Trustee shall notify the Certificate Insurer and the Certificateholders by mailing notice thereof to their addresses appearing on the Certificate Register.

     Section 14.14 Actions of Certificateholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Depositor or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Depositor and the Servicer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Trustee, the Depositor or either Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

     (d) The Trustee may require additional proof of any matter referred to in this Section 14.14 as it shall deem necessary.

     Section 14.15 Grant of Security Interest.

     It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and all other assets constituting the Trust Fund, by the Depositor to the Trustee be, and be construed as, a sale of the Mortgage Loans and such other assets constituting the Trust Fund by the Depositor and not a pledge by the Depositor to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans and other assets constituting the Trust Fund are held to be property of the Depositor, then it is the express intent of the parties that such conveyance be deemed as a pledge of the Mortgage Loans and all other assets constituting the Trust Fund to the Trustee to secure a debt or other obligation of the Depositor and this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code and the conveyances provided for in Section 2.01 hereof shall be deemed a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and all other assets constituting the Trust Fund. Accordingly, the Depositor hereby grants to the Trustee a security interest in the Mortgage Loans and all other assets constituting the Trust Fund for the purpose of securing to the Trustee the performance by the Depositor of the obligations under this Agreement. Notwithstanding the foregoing, the parties hereto intend the conveyances pursuant to Section 2.01 to be a true, absolute and unconditional sale of the Mortgage Loans and all other assets constituting the Trust Fund by the Depositor to the Trustee. The Depositor and the Trustee (at the written direction and expense of the Depositor) shall take such actions as may be necessary to ensure that if this Agreement were deemed to create a security interest, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such for the term of this Agreement. Without limiting the generality of the foregoing, the Servicer shall file, or shall cause to be filed, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code to perfect the Trustee's security interest in or lien on the Mortgage Loans, including, without limitation, (x) continuation statements and (y) such other statements as may be occasioned by (i) any change of name of the Depositor or Trustee, (ii) any change of location of the place of business or the chief executive office of the Depositor or (iii) any transfer of any interest of the Depositor in any Mortgage Loan.

     IN WITNESS WHEREOF, the Servicer, the Trustee and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                   SUPERIOR BANK FSB, in its capacities as
                                     Depositor and Servicer

                                       By: _____________________________________
                                           Name:  William C. Bracken
                                           Title: Chief Financial Officer
                                                  Senior Vice President


                                       LASALLE NATIONAL BANK, as Trustee

                                       By: _____________________________________
                                           Name:
                                           Title:

State of          )
                  ) ss.:
County of         )

     On the __th day of December, 1997 before me, a Notary Public in and for the State of Illinois, personally appeared William C. Bracken known to me to be a Senior Vice President of Superior Bank FSB, that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written



                                    -----------------------------------
[SEAL]                                         Notary Public


                                    My Commission expires _____________

State of          )
                  ) ss.:
County of         )

     On the __th day of December, 1997 before me, a Notary Public in and for the State of Illinois, personally appeared William C. Bracken known to me to be a Senior Vice President of Superior Bank FSB, that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                    -----------------------------------
[SEAL]                                         Notary Public


                                    My Commission expires _____________

State of          )
                  ) ss.:
County of         )

         On the __th day of December, 1997 before me, a Notary Public in and for the State of Illinois, personally appeared _____________ known to me to be _____________ of LaSalle National Bank, the banking corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said banking corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                    -----------------------------------
[SEAL]                                         Notary Public


                                    My Commission expires _____________

                                    EXHIBIT A

                            CONTENTS OF MORTGAGE FILE

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, all of which shall be available for inspection by the Certificateholders, to the extent required by applicable laws:

     1. The original Mortgage Note, showing a complete chain of endorsements and endorsed by the last endorsee thereof "Pay to the order of _________ [or LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of December 1, 1997, Series 1997-4] without recourse" and signed, by facsimile or manual signature, by such last endorsee.

     2.   Either: (i) the original Mortgage, with evidence of recording thereon,
          (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Depositor or by the closing attorney, or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, or commitment therefor, if the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost.

     3. Either: (a) (1) the original Assignment of Mortgage from the last assignee of the related Mortgage assigned to the Trustee, with evidence of recording thereon, or (2) an original assignment of mortgage from the last assignee of the related Mortgage assigned in blank, or (b) if an original Assignment of Mortgage has not yet been provided in accordance with clause (a), an Assignment of Mortgage to the Trustee, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Mortgage to the Trustee submitted for recording (provided, however, that an appropriate officer or approved signatory of the Depositor may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage to the Trustee relating thereto) or (c) a copy of such original Assignment of Mortgage to the Trustee, with evidence of recording thereon, certified to be true and complete by the Depositor or the appropriate public recording office, in those instances where such original Assignment of Mortgage has been recorded but subsequently lost; any such Assignment of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county, if permitted by applicable law.

     4. The original policy of title insurance or a true copy thereof or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same, and, with respect to a Manufactured Home Loan, a manufactured housing unit

          (American Land Title Association 7) endorsement from the title insurer stating that the insurer agrees that the related manufactured housing unit is included within the term "land" when used in the title policy.

     5. Originals of all assumption and modification agreements, if any, or a copy certified as a true copy by a Responsible Officer of the Depositor if the original has been transmitted for recording until such time as the original is returned by the public recording office.

     6. Either: (i) originals of all intervening assignments, if any, showing a complete chain of title from the originator to the last assignee of the related Mortgage, including any recorded warehousing assignments, with evidence of recording thereon, or, (ii) if the original intervening assignments have not yet been returned from the recording office, a copy of the originals of such intervening assignments together with a certificate of a Responsible Officer of the Depositor or the closing attorney or an officer of the title insurer which issued the related title insurance policy, or commitment therefor, or its duly authorized agent certifying that the copy is a true copy of the original of such intervening assignments or (iii) a copy of the intervening assignment certified by the public recording office in those instances where the original recorded intervening assignment has been lost.

     7. Proof of hazard insurance in the form of the declaration page of a hazard insurance policy together with a direction to the insurer or agent to add the name of the mortgagee, its successors and assigns, as mortgagee/loss payee, or hazard insurance policy endorsement that names the Depositor, its successors and assigns, as a mortgagee/loss payee, and, if such endorsement does not show the amount insured by the related hazard insurance policy, some evidence of such amount except with respect to those Mortgage Loans purchased by the Depositor from an investor as to which such proof of hazard insurance shall be delivered not later than 180 days after the Closing Date and, if required by law, flood insurance policy, with extended coverage of the hazard insurance policy.

     8. With respect to each Multifamily Loan Mixed Use Loan and Commercial Loan, (i) if such item is a document separate from the Mortgage either
          (a) an original copy of the related Assignment of Leases, if any (with recording information indicated thereon), or (b) if the original of such Assignment of Leases has not yet been returned from the filing office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Leases submitted for filing; (ii) an original assignment of any related Assignment of Leases, if any (if such document is a document separate from the Mortgage and not incorporated in the Assignment of Mortgage), in blank and in recordable form; (iii) if such item is a document separate from the Mortgage either (A) an original copy of all intervening assignments of Assignment of Leases, if any (with recording information indicated thereon), or (B) if the original of such intervening assignments of Assignment of Leases has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignment of Assignment of Leases submitted for recording; (iv) either (a) a copy of the UCC-1 financing statement and any related continuation statements, if any, each showing the Mortgagor as debtor and mortgagee as secured party and each with evidence of filing thereon, or (b) if the copy of the UCC-1 financing statement has not yet been returned from the filing office, a copy of such UCC-1 financing statement, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such UCC-1 financing statement submitted for filing; (v) an original executed form UCC-2 or UCC-3 financing statement, in form suitable for filing, disclosing the assignment in blank, of the security interest in the personal property constituting security for repayment of the Mortgage Loan; and (vi) either (A) an original copy of all intervening assignments of UCC-3 financing statements, if any (with evidence of filing thereon), or (B) if the original of such intervening assignments of UCC-3 financing statements has not yet been returned from the filing office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignments of UCC-3 financing statements submitted for recording. If in connection with any Mortgage Loan the Depositor cannot deliver any such financing statement(s) with evidence of filing thereon because such financing statement(s) has not yet been returned by the public filing office where such financing statement(s) has been submitted for filing, then the Depositor shall deliver or cause to be delivered a photocopy of such financing statement(s) (certified by the Depositor to be a true and complete copy) together with an officers' certificate stating that such financing statement(s) has been dispatched to the appropriate public filing office for filing.

      9. Mortgage Loan closing statement and any other truth-in-lending or real estate settlement procedure forms required by law.

     10.  Residential loan application.

     11.  Verification of employment and income, and tax returns, if any.

     12.  Credit report on the mortgagor.

     13. The full appraisal made in connection with the origination of the related Mortgage Loan with photographs of the subject property and of comparable properties, constituting evidence sufficient to indicate that the Mortgaged Property relates to a Residential Dwelling.

     14. With respect to Group 1, to the extent that such Group 1 Mortgage Loan is secured by a second priority lien, a verification of the first mortgage.

     15. All other papers and records developed or originated by the Depositor or others, required to document the Mortgage Loan or to service the Mortgage Loan.

                                   EXHIBIT B-1

                         [FORM OF CLASS 1A CERTIFICATE]

                                  [DTC LEGEND]

                   AFC Mortgage Loan Asset Backed Certificate


Series 1997-4                     Original Class 1A[-1][-2]
Class 1A[-1][-2]                  Principal Balance:
                                  $_______________.
No. ________

Date of Pooling and               Original Dollar Amount as of the Closing Date
Servicing Agreement:              Represented by this Certificate:
December 1, 1997                  $_______________.

Servicer:                         Percentage Interest of
Superior Bank FSB                 this Certificate:
                                  _____%
First Remittance Date:
January 26, 1998

                                  Original [Sub-Pool I] [Sub-Pool II] Principal
Closing Date:                     Balance: $_____________
December __1997

                                  Original [Sub-Pool I] [Sub-Pool II] Pre-Funded
Class 1A[-1][-2]                  Amount: $_____________
Pass-Through Rate:
variable                          Latest Scheduled Maturity Date of the Class A
                                  Certificates:
CUSIP #:                          ___________ 1, 20__

                                  Trustee: LaSalle National Bank


     This certifies that __________ is the registered owner of the percentage interest (the "Percentage Interest") specified above in that certain beneficial ownership interest evidenced by all the Class 1A[-1][-2] Certificates of the above referenced series (the "Class 1A[-1][-2] Certificates") in a Trust Fund consisting primarily of certain residential first and second mortgage loans (the "Mortgage Loans") serviced by Superior Bank FSB (the "Servicer"). The Mortgage Loans were originated or acquired by Superior Bank FSB (the "Depositor"). The Trust Fund will be created by the Depositor and the Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of December 1, 1997 (the "Agreement") by and among the Servicer, the Depositor and LaSalle National Bank, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. The Cut-off Date with respect to the Group 1 Initial Mortgage Loans is December 1, 1997. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which terms and provisions the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     On each Remittance Date, commencing on January 26, 1998, the Trustee or Paying Agent shall distribute to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Remittance Date with respect to the Class 1A Certificates and the Class 2A Certificates, and the last Business Day of the month preceding the month of such Remittance, with respect to the Class R Certificates (each, a "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class 1A[-1][-2] Certificates on such Remittance Date pursuant to Section 6.06 of the Agreement.

     Distributions on this Certificate will be made by the Trustee or Paying Agent by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record (i) any Class R Certificate or (ii) any Class A Certificate with an initial related Class A Principal Balance in excess of $5,000,000, and shall have so notified the Trustee in writing at least five Business Days prior to the related Remittance Date, or otherwise by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Registrar in Chicago, Illinois.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed under its official seal.


                                          LASALLE NATIONAL BANK,
                                            as Trustee


                                          By:
                                              ----------------------------------
                                                 Authorized Officer


Dated: ____________
(Seal)


                          CERTIFICATE OF AUTHENTICATION

     This is a Class 1A[-1][-2] Certificate referred to in the within-mentioned Agreement.

                                          LASALLE NATIONAL BANK,
                                            as Certificate Registrar


                                          By:
                                              ----------------------------------
                                                 Authorized Officer

                                   EXHIBIT B-2

                         [FORM OF CLASS 2A CERTIFICATE]

                                  [DTC LEGEND]

                   AFC Mortgage Loan Asset Backed Certificate


Series 1997-4                  Original Class 2A[-1][-2]
Class 2A[-1][-2]               Principal Balance:
                               $_______________.
No. ________

                               Original Dollar Amount as of the Closing Date
Date of Pooling and            Represented by this Certificate:
Servicing Agreement:           $_______________.
December 1, 1997

                               Percentage Interest of
Servicer:                      this Certificate:
Superior Bank FSB              _____%

First Remittance Date:         Original [Sub-Pool III] [Sub-Pool IV] Principal
January 26, 1998               Balance: $______________

Closing Date:                  Original [Sub-Pool III] [Sub-Pool IV] Pre-Funded
December __, 1997              Amount:
                               $_______________.
Pass-Through Rate:
Variable                       Latest Scheduled Maturity Date of the Class A
                               Certificates:
CUSIP #:                       ___________ 1, 20__

                               Trustee: LaSalle National Bank


     This certifies that is the registered owner of the percentage interest (the "Percentage Interest") specified above in that certain beneficial ownership interest evidenced by all the Class 2A[-1][-2] Certificates of the above referenced series (the "Class 2A Certificates") in a Trust Fund consisting primarily of certain residential first and second mortgage loans (the "Mortgage Loans") serviced by Superior Bank FSB (the "Servicer"). The Mortgage Loans were originated or acquired by Superior Bank FSB (the "Depositor"). The Trust Fund will be created by the Depositor and the Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of December 1, 1997 (the "Agreement") by and among the Servicer, the Depositor and LaSalle National Bank, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. The Cut-off Date with respect to the Group 2 Initial Mortgage Loans is December 1, 1997. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which terms and provisions the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     On each Remittance Date, commencing on January 26, 1998, the Trustee or Paying Agent shall distribute to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Remittance Date, with respect to the Class 1A Certificates and the Class 2A Certificates, and the last Business Day of the month preceding the month of such Remittance Date, with respect to the Class R Certificates (each, a "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class 2A[-1][-2] Certificates on such Remittance Date pursuant to Section 6.06 of the Agreement.

     Distributions on this Certificate will be made by the Trustee or Paying Agent by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record (i) any Class R Certificate or (ii) any Class A Certificate with an initial related Class A Principal Balance in excess of $5,000,000, and shall have so notified the Trustee in writing at least five Business Days prior to the related Remittance Date, or otherwise by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Registrar in Chicago, Illinois.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed under its official seal.


                                          LASALLE NATIONAL BANK,
                                            as Trustee


                                          By:
                                              ----------------------------------
                                                 Authorized Officer


Dated: ____________
(Seal)


                          CERTIFICATE OF AUTHENTICATION

     This is a Class 2A[-1][-2] Certificate referred to in the within-mentioned Agreement.


                                          LASALLE NATIONAL BANK,
                                            as Certificate Registrar


                                          By:
                                              ----------------------------------
                                                 Authorized Officer

                                   EXHIBIT B-3

                          [FORM OF CLASS R CERTIFICATE]

     THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAW OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

     ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF (1) THE PROPOSED TRANSFEREE PROVIDES TO THE TRUSTEE AN AFFIDAVIT STATING AMONG OTHER THINGS THAT SUCH TRANSFEREE IS A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) OR AN AGENT OF A PERMITTED TRANSFEREE AND (2) THE PROPOSED TRANSFEROR PROVIDES TO THE TRUSTEE A CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEROR HAS NO KNOWLEDGE THAT THE PROPOSED TRANSFEREE IS NOT A PERMITTED TRANSFEREE AND NO PURPOSE OF SUCH PROPOSED TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER OF THIS CLASS R CERTIFICATE TO A PERSON OTHER THAN A PERMITTED TRANSFEREE OR AN AGENT OF A PERMITTED TRANSFEREE SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

     NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO A NON-UNITED STATES PERSON AS SUCH TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), UNLESS THE SERVICER AND THE TRUSTEE ARE PROVIDED WITH A CERTIFICATION AND AN

OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE SERVICER AND THE TRUSTEE THAT SUCH TRANSFER WILL NOT RESULT IN A VIOLATION OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR CAUSE THE SERVICER OR THE TRUSTEE TO BE DEEMED A FIDUCIARY OF SUCH PLAN OR RESULT IN THE IMPOSITION OF AN EXCISE TAX UNDER THE CODE.

                   AFC Mortgage Loan Asset Backed Certificate

     Series 1997-4                      Percentage Interest of
     Class R                            this Certificate:
                                        _____%
     No.__________

     Date of Pooling and                Original Pool Principal Balance:
     Servicing Agreement:               $________________.
     December 1, 1997

                                        Original Pre-Funded Amount:
     Servicer:                          $___________.
     Superior Bank FSB

                                        Trustee: LaSalle National Bank

     First Remittance Date:             Closing Date:
     January 26, 1998                   December __, 1997


     This certifies that is the registered owner of the percentage interest (the "Percentage Interest") specified above in that certain beneficial ownership interest evidenced by all the Class R Certificates of the above referenced Series (the "Class R Certificates") in a Trust Fund consisting primarily of certain residential first and second mortgage loans (the "Mortgage Loans") serviced by Superior Bank FSB (the "Servicer"). The Mortgage Loans were originated or acquired by Superior Bank FSB (the "Depositor"). The Trust Fund will be created by the Depositor and the Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of December 1, 1997 (the "Agreement") by and among the Servicer, the Depositor and LaSalle National Bank, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. The Cut-off Date with respect to the Initial Mortgage Loans is December 1, 1997. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     On each Remittance Date, commencing on January 26, 1998, the Trustee or a Paying Agent shall distribute to the Person in whose name this Certificate is registered on the last Business Day of the month preceding the month of such Remittance (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and any amounts required to be distributed to the Holders of the Class R Certificates on such Remittance Date pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee or Paying Agent by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record (i) any Class R Certificate or (ii) any Class A Certificate with an initial related Class A Principal Balance in excess of $5,000,000, and shall have so notified the Trustee in writing at least five Business Days prior to the related Remittance Date, or otherwise by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Registrar in Chicago, Illinois.

     No transfer of a Class R Certificate or any interest therein shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan"), unless the prospective transferee of a Class R Certificate provides the Servicer and the Trustee with a certification of facts and, at its own expense, an Opinion of Counsel which establish to the satisfaction of the Servicer and the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code.

     As provided in the Agreement and subject to certain limitations therein set forth, including, without limitation, execution and/or delivery by the proposed transferor and/or transferee, as appropriate, the Resale Certification (Exhibit D to the Agreement), and, if required by the Trustee, an opinion of counsel relating to the exemption from registration under the 1933 Act pursuant to which the proposed transfer is to be made, the Transfer Affidavit (Exhibit J to the Agreement) and Transfer Certificate (Exhibit J-1 to the Agreement) described in
Section 4.02(c)(ii) of the Agreement, and, if the proposed transferee is a Plan, the certification and opinion of counsel described on the front of this Certificate, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in Chicago, Illinois, accompanied by a written instrument of transfer in the form of Exhibit E to the Agreement, or such other endorsement or written instrument of transfer as is satisfactory to the Trustee, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations of a like Class evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed under its official seal.


                                          LASALLE NATIONAL BANK,
                                            as Trustee


                                          By:
                                              ----------------------------------
                                                 Authorized Officer


Dated: ____________
(Seal)


                          CERTIFICATE OF AUTHENTICATION

     This is a Class R Certificate referred to in the within-mentioned
Agreement.


                                          LASALLE NATIONAL BANK,
                                            as Certificate Registrar


                                          By:
                                              ----------------------------------
                                                 Authorized Officer

                                   EXHIBIT B-4

                        [Form of Reverse of Certificate]


     This Certificate is one of a duly authorized issue of Certificates designated as AFC Mortgage Loan Asset Backed Certificates, Series 1997-4, Class 1A-1, Class 1A-2, Class 2A-1, Class 2A-2 and Class R (herein called the "Certificates") consisting of Group 1 and Group 2 Mortgage Loans, and representing undivided ownership of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto,
(ii) such assets as from time to time are identified as REO Property with respect to the related Group or are deposited in the related Certificate Account, related Reserve Account, related Principal and Interest Account, related Trustee Expense Account, related Pre-Funding Account and the related Interest Coverage Account, including amounts on deposit in the foregoing accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Agreement and any Insurance Proceeds, (iv) the Certificate Insurance Policy (as defined below), (v) Liquidation Proceeds and
(vi) Released Mortgaged Property Proceeds (all of the foregoing being hereinafter collectively called the "Trust Fund"). The Depositor's Yield and amounts due on or before the Cut-off Date in the case of Initial Mortgage Loans or on or before a Subsequent Cut-off Date in the case of Subsequent Mortgage Loans do not constitute part of the Trust Fund. The Class R Certificates are subordinated in right of payment to the Class A Certificates, as set forth in the Agreement.

     The Certificates do not represent an obligation of, or an interest in, the Servicer, the Depositor or the Trustee and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, the Federal Housing Administration or the Department of Veterans Affairs or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, the Excess Spread with respect to the related Group, the related Pre-Funded Amount, the related Initial Reserve Account Deposit, the related Interest Coverage Amount, and amounts payable under the Certificate Insurance Policy, all as more specifically set forth herein and in the Agreement. To the extent described in the Agreement, the Class 1A and Class 2A Certificates are cross-collateralized and, in certain circumstances, Excess Spread and principal collections on a Group will be available to Holders of the Class A Certificates related to the other Group. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer from related recoveries on such Mortgage Loan.

     Financial Guaranty Insurance Company (the "Certificate Insurer") has issued a surety bond (the "Certificate Insurance Policy") with respect to the Class A Certificates, a copy of which is attached to the Agreement.

     As provided in the Agreement, deposits and withdrawals from the related Principal and Interest Account, the related Certificate Account, the related Reserve Account, the related Trustee Expense Account and the related Interest Coverage Account may be made by the Servicer or the Trustee, as the case may be, from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Servicer or the Depositor of advances made, or certain expenses incurred, by each, and the payment of fees due and owing to the Servicer, the Trustee and the Certificate Insurer.

     Subject to certain restrictions, the Agreement permits the amendment thereof by the Servicer, the Depositor and the Trustee with the consent of the Certificate Insurer, (i) the Class 1A Majority Certificateholders in the case of an amendment solely affecting the Class 1A Certificates and (ii) the Class 2A Majority Certificateholders in the case of an amendment solely affecting the Class 2A Certificates (although in certain limited circumstances the Agreement may be amended without the consent of any Certificateholder). The Agreement permits the related Majority Certificateholders, on behalf of all related Certificateholders, subject to the consent of the Certificate Insurer, or the Certificate Insurer, to waive any default by the Servicer in the performance of its obligations under the Agreement with respect to the related sub-Pool and its consequences, except a default in making any required distribution on a Certificate. Any such consent or waiver by the related Majority Certificateholders or the Certificate Insurer shall be conclusive and binding on the Holder of this Certificate and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in Chicago, Illinois, accompanied by a written instrument of transfer in the form required by the Agreement, or such other endorsement or written instrument of transfer as is satisfactory to the Trustee, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations of a like Class evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Class 1A-1, Class 1A-2, Class 2A-1, Class 2A-2 and Class R Certificates. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of a like Class evidencing the same undivided ownership interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Servicer, the Depositor, the Trustee and the Certificate Registrar, and any agent of any of the foregoing, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

     The obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Monthly Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Agreement and the payment of all amounts due and payable to the Certificate Insurer and the Trustee, (ii) the purchase by the Servicer of all outstanding Mortgage Loans and REO Properties of the Group at a price determined as provided in the Agreement (the exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates), the right of the Servicer to purchase being subject to the aggregate principal balance of the Mortgage Loans at the time of purchase being less than five percent (5%) of the sum of the Pool Principal Balance and the Original Pre-Funded Amounts, or (iii) by the mutual consent of the Servicer, the Certificate Insurer and all Certificateholders in writing. In no event, however, shall the Trust Fund terminate later than twenty-one years after the death of the last surviving lineal descendant of the Person named in the Agreement. By its acceptance of this Certificate, the Certificateholder hereby appoints the Servicer as its attorney-in-fact to adopt a plan of liquidation of the Trust Fund in accordance with Section 11.02 of the Agreement.

     Unless the certificate of authentication hereon has been executed by the Trustee or the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                    EXHIBIT C

                 PRINCIPAL AND INTEREST ACCOUNT LETTER AGREEMENT


                              ___________________
                                     (date)


          To:   ____________________________

                ____________________________

                ____________________________  (the "Depository")


     As "Servicer" under the Pooling and Servicing Agreement, dated as of December 1, 1997, among Superior Bank FSB, as ("Depositor"), Superior Bank FSB, as servicer (the "Servicer"), and LaSalle National Bank, as Trustee (the "Agreement"), we hereby authorize and request you to establish four accounts, as Principal and Interest Accounts pursuant to Section 5.03 of the Agreement, to be designated as "Sub-Pool I Principal and Interest Account, Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4", "Sub-Pool II Principal and Interest Account, Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4", ASub-Pool III Principal and Interest Account, Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4" and "Sub-Pool IV Principal and Interest Account, Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-4." All deposits in the accounts shall be subject to withdrawal therefrom by order signed by the Servicer in accordance with terms of the Agreement. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                          Superior Bank FSB


                                          By:
                                              ----------------------------------
                                              Name:  _______________________
                                              Title: _______________________

     The undersigned hereby certifies that the above described accounts have each been established as a trust account under Account Number ___________ with respect to Sub-Pool I, Account Number __________ with respect to Sub-Pool II, Account Number __________ with respect to Sub-Pool III and Account Number __________ with respect to Sub-Pool IV at the office of the Depository indicated above, and agrees to honor withdrawals on such accounts as provided above. The amounts deposited at any time in the accounts will be insured to the maximum amount provided by applicable law by the Federal Deposit Insurance Corporation.


                                          [DEPOSITORY]


                                          By:
                                              ----------------------------------
                                              Name:  _______________________
                                              Title: _______________________

                                    EXHIBIT D

                              RESALE CERTIFICATION


                                                     ___________, 19__


[Depositor]
[Servicer]
[Trustee]
[Certificate Insurer]
[Certificate Registrar]


             Re: Class ___ Certificate, No. __ (the "Certificate"), issued pursuant to that certain Pooling and Servicing Agreement, AFC Mortgage Loan Asset Backed Certificates, Series 1997-4, dated as of December 1, 1997 among Superior Bank FSB, as Depositor, Superior Bank FSB - Servicing Division, as Servicer and LaSalle National Bank, as Trustee
                  -------------------------------------------------------

Dear Sirs:

     ________________________________________________________ as registered holder ("Seller") intends to transfer the captioned Certificate to ___________________________ ("Purchaser"), for registration in the name of
________________________________.

     1. In connection with such transfer, and in accordance with Section 4.02 of the captioned Agreement, Seller hereby certifies to you the following facts:
Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from, or otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Certificate under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Certificate a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

     2. The Purchaser warrants and represents to, and covenants with, the Seller, the Trustee and the Servicer pursuant to Section 4.02 of the Pooling and Servicing Agreement that:

          a. The Purchaser agrees to be bound, as Certificateholder, by all of the terms, covenants and conditions of the Pooling and Servicing Agreement, the Certificate and the

     Custodial Agreement, and from and after the date hereof, the Purchaser assumes for the benefit of each of the Servicer and the Seller all of the Seller's obligations as Certificateholder thereunder;

          b. The Purchaser understands that the Certificate has not been registered under the 1933 Act or the securities laws of any state;

          c. The Purchaser is acquiring the Certificate [for investment] for its own account only and not for any other person;

          d. The Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Certificate;

          e. The Purchaser has been furnished with all information regarding the Certificate that it has requested from the Seller, the Trustee or the Servicer; and

          f. Neither the Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from, or otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Certificate under the 1933 Act or which would render the disposition of the Certificate a violation of
     Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Certificate.

     3. The Purchaser warrants and represents to, and covenants with, the Seller, the Servicer and the Depositor that:

          a. The Purchaser agrees to be bound, as Certificateholder, by the restrictions on transfer contained in the Pooling and Servicing Agreement;

          b. Either: (1) the Purchaser is not an employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (a "Plan"), or a plan within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code") (also a "Plan"), and the Purchaser is not directly or indirectly purchasing the Certificates on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan; or (2) Purchaser's purchase of the Certificate(s) will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

     4. This Certification may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Resale Certification to be executed by their duly authorized officers as of the date first above written.


__________________________________,          __________________________________,
Seller                                       Purchaser


By:                                          By:
    -------------------------------              -------------------------------
    Name:  ________________________              Name:  ________________________
    Title: ________________________              Title: ________________________
    Taxpayer                                     Taxpayer
    Identification No. ____________              Identification No. ____________

                                    EXHIBIT E

                                   ASSIGNMENT


     THIS ASSIGNMENT dated as of the day of __________, 19 , by and between ___________________________________________________ ("Assignor") and
_____________________________________ ("Assignee"), provides:

     That for and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

     1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Certificateholder, in, to and under that certain Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1997, by and among LaSalle National Bank, as Trustee ("Trustee"), Superior Bank FSB, as Depositor, and Superior Bank FSB, as Servicer, and that certain Certificate, Class _____, No. __, Series 1997-4 (the "Certificate") issued thereunder and authenticated by the Trustee.

     2. For the purpose of inducing Assignee to purchase the Certificate from Assignor, Assignor warrants and represents that:

          a. Assignor is the lawful owner of the Certificate with the full right to transfer the Certificate free from any and all claims and encumbrances whatsoever;

          b. The Assignor has not received notice, and has no knowledge of any offsets, counterclaims or other defenses available to the Servicer with respect to the Pooling and Servicing Agreement or the Certificate; and

          c. [The Assignor has no knowledge of and has not received notice of any amendments to the Pooling and Servicing Agreement or the Certificate.] [The Pooling and Servicing Agreement has been amended pursuant to _____________ dated _________________]

     3. By execution hereof Assignee agrees to be bound, as Certificateholder, by all of the terms, covenants and conditions of the Pooling and Servicing Agreement and the Certificate, and from and after the date hereof Assignee assumes for the benefit of each of the Servicer, the Depositor, the Trustee, the Certificate Registrar and the Assignor all of Assignor's obligations as Certificateholder thereunder.

     4. The Assignee warrants and represents to, and covenants with, the Assignor, the Depositor, the Trustee, the Certificate Registrar and the Servicer that:

          a. The Assignee agrees to be bound, as Certificateholder, by the restrictions on transfer contained in the Pooling and Servicing Agreement; and

          b. Either: (1) the Assignee is not an employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (a "Plan"), or a plan within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code") (also a "Plan"), and the Assignee is not directly or indirectly purchasing the Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan; or (2) the Assignee is a Plan, but the Assignee's purchase of the Certificate will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code and attached hereto is the certification and opinion of counsel required under
     Section 4.02(c) of the Pooling and Servicing Agreement.

     5. This Assignment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     WITNESS the following signatures.


__________________________________,          __________________________________,
Assignor                                     Assignee


By:                                          By:
    -------------------------------              -------------------------------
    Name:  ________________________              Name:  ________________________
    Title: ________________________              Title: ________________________
    Taxpayer                                     Taxpayer
    Identification No. ____________              Identification No. ____________

State of ___________  )
                      ) ss.:
County of __________  )


     On the ___________ day of ______________, 19__ before me, a Notary Public in and for the State of __________, personally appeared ___________ known to me to be ________________________ of _________________________________, the
________________ that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such ________________ executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                        ________________________________
                                  Notary Public



                       My Commission expires ____________

State of ___________  )
                      ) ss.:
County of __________  )


     On the ___________ day of ______________, 19__ before me, a Notary Public in and for the State of ____________, personally appeared ___________ known to me to be ________________________ of _________________________________, the
________________ that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such ________________ executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                        ________________________________
                                  Notary Public



                       My Commission expires ____________

                                  EXHIBIT E(1)

                            WIRING INSTRUCTIONS FORM


                                                     ______________, 19__


[Paying Agent]

[Trustee]


               Re: AFC Mortgage Loan Asset Backed Certificates, Series 1997-4, Class ___, No. __, issued pursuant to that certain Pooling and Servicing Agreement, dated as of December 1, 1997, among Superior Bank FSB, as Depositor, Superior Bank FSB - Servicing Division, as Servicer, and LaSalle National Bank, as Trustee
                    --------------------------------------------------------

Dear Sir:

     In connection with the sale of the above-captioned Certificate by ____________________ to ____________________ ("Transferee") you, as Paying Agent
with respect to the related Certificates, are instructed to make all remittances to Transferee as Certificateholder as of _________, 199 by wire transfer. For such wire transfer, the wiring instructions are as follows:


                               Bank Name:     _______________________________
                               City & State:  _______________________________
                               ABA No.:       _______________________________
                               Account Name:  _______________________________
                               Account No.:   _______________________________
                               Attention:     _______________________________



                          _____________________________
                                   Transferee


Certificateholder's notice address:

Name:

Address:

                                    EXHIBIT F

                      FORM OF TRUSTEE INITIAL CERTIFICATION


                                                            ______________, 19__


[Certificate Insurer]

[Servicer]

[Purchaser]

[Certificateholder]


          Re: Pooling and Servicing Agreement, dated as of December 1, 1997 (the "Pooling and Servicing Agreement"), among Superior Bank FSB, as Depositor, Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee
               -----------------------------------------------------------------

Gentlemen:

     In accordance with Section 2.05 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, if any (the "Loan Exception Report"), it or the Custodian on its behalf has received the documents referred to in Section 2.04(a) of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the related Mortgage Loan Schedule and such documents appear to bear original signatures or copies of original signatures if the original documents have not yet been delivered.

     The Trustee has made no independent examination of any such documents beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Mortgage Loans identified on the related Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.


                                          LASALLE NATIONAL BANK,
                                            as Trustee


                                          By:
                                              ----------------------------------
                                              Name:  ____________________
                                              Title: ____________________

                                   EXHIBIT F-1

                      FORM OF TRUSTEE INTERIM CERTIFICATION


                                                            ______________, 19__


[Certificate Insurer]

[Depositor]

[Servicer]

[Certificateholders]


          Re: Pooling and Servicing Agreement, dated as of December 1, 1997 (the "Pooling and Servicing Agreement"), among Superior Bank FSB, as Depositor, Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee
               -----------------------------------------------------------------

Gentlemen:

     In accordance with the provisions of Section 2.05 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it has reviewed (or caused to be reviewed) the documents delivered to it or the Custodian on its behalf pursuant to Section 2.04 of the Pooling and Servicing Agreement and has determined that, except as noted on the attachment hereto, (i) all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement as of the date hereof are in its possession or in the possession of the Custodian on its behalf (other than items listed in Section 2.04(f) of the Pooling and Servicing Agreement)[, except as set forth on Attachment A hereto], (ii) none of the documents delivered to it or the Custodian on its behalf have been mutilated, damaged, torn or otherwise physically altered and all such documents relate to such Mortgage Loan[, except as set forth on Attachment A hereto], (iii) based on its examination, or the examination of the Custodian on its behalf, and only as to the foregoing documents, the information set forth in the related Mortgage Loan Schedule respecting such Mortgage Loan is correct[, except as set forth on Attachment A hereto] and (iv) each Mortgage Note has been endorsed as provided in Section
2.04 of the Pooling and Servicing Agreement[, except as set forth on Attachment A hereto]. The Trustee has made no independent examination of such documents beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Trustee's Mortgage File or any of the Mortgage Loans identified on the related Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.


                                          LASALLE NATIONAL BANK,
                                            as Trustee


                                          By:
                                              ----------------------------------
                                              Name:  ____________________
                                              Title: ____________________

                                    EXHIBIT G

                       FORM OF TRUSTEE FINAL CERTIFICATION


                                                             _____________, 19__


[Certificate Insurer]

[Servicer]

[Certificateholders]

[Depositor]


          Re: Pooling and Servicing Agreement, dated as of December 1, 1997 (the "Pooling and Servicing Agreement"), among Superior Bank FSB, as Depositor, Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee, relating to AFC Mortgage Loan Asset Backed Certificates, Series 1997-4
               -----------------------------------------------------------------

Gentlemen:

     In accordance with Section 2.05 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it or the Custodian on its behalf has reviewed the documents delivered to it or to the Custodian on its behalf pursuant to Section 2.04 of the Pooling and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement as of the date hereof are in its possession or in the possession of the Custodian on its behalf (except that no certification is given as to the items listed in Section 2.04(f) of the Pooling and Servicing Agreement), (ii) none of the documents delivered to it or the Custodian on its behalf have been mutilated, damaged, torn or otherwise physically altered and all such documents relate to such Mortgage Loan, (iii) based on its examination, and only as to the foregoing documents, the information set forth in the related Mortgage Loan Schedule respecting such Mortgage Loan is correct, and (iv) each Mortgage Note has been endorsed as provided in Section 2.04 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Trustee's Mortgage File or any of the Mortgage Loans identified on the related Mortgage Loan Schedule, or
(ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.


                                          LASALLE NATIONAL BANK,
                                            as Trustee


                                          By:
                                              ----------------------------------
                                              Name:  ____________________
                                              Title: ____________________

                                  EXHIBIT H-1

                     MORTGAGE LOAN SCHEDULE FOR SUB-POOL I


ALLIANCE FUNDING                                            Sale Schedule - Group 1, Sub-Pool I
A division of Superior Bank FSB           1997-4 Class 1 - Initial of Fixed Rate Mortgages  -  Settlement 12/22/97
                                                                                                                    Page 1  12/18/97

                                                                                                                      Zip
Pool ID  Sale ID     Account      Name                    Address                       City                 State   Code
----------------------------------------------------------------------------------------------------------------------------
54       BSC35      800225385  TUCKER, TOMMY N         342 HICKORY HAMMOCK ROAD      LAKE WALES               FL     33853
54       BSC35      800228942  ELY BETTY A             31 WEST MULLICA ROAD          LITTLE EGG HARBOR        NJ     08087
54       BSC35      800251019  STENGER MARY K          1931 43RD STREET SOUTH        ST PETERSBURG            FL     33711
54       BSC35      800254393  GROSSE JEFFREY A        1364 HART ST                  AKRON                    OH     44306
54       BSC35      800255382  ZALINSKY JOHN           1280 GLENN AVE                UNION                    NJ     07853
54       BSC35      800256851  LESCAVAGE BENJAMIN J    144 S MAIN STREET             MANHEIM                  PA     17545
54       BSC35      800262123  TERRY DANIEL            162 MILLER ROAD               LEESBURG                 GA     31763
54       BSC35      800266561  BOWEN WESLEY            5603 TOM PARHAM ROAD          OXFORD                   NC     27565
54       BSC35      800272049  FLICKENSCHIL YVETTE     43 TRAIL ONE                  WURTSBORO                NY     12790
54       BSC35      800275414  HOLDY JAMIE L           71 APPLEGATE DR               CENTRAL ISLIP            NY     11722
54       BSC35      800278368  KNOWLES GRETCHEN        417 WARWICK AVENUE            MOUNT VERNON             NY     10553
54       BSC35      800285173  PACHON HENRY            40 VOGEL LOOP                 STATEN ISLAND            NY     10314
54       BSC35      800297293  HILDRETH TERRY          3724 MARGARET WALLACE ROAD    MATTHEWS                 NC     28105
54       BSC35      800300121  BAKER WYATT N           1732 RAGLAND AVENUE           CLEARWATER               FL     33765
54       BSC35      800304677  SMITH JAMES M           425 OLEANDER ROAD             LAKE WALES               FL     33853
54       BSC35      800304743  PEREZ PEDRO P.          6895 SEWELL AVENUE            MIZPAH                   NJ     08342
54       BSC35      800311474  LAMBERT MALVIN H        1271 WOODLAWN TERRACE         CLEARWATER               FL     33755
54       BSC35      800311961  ANDERSON ELLEN          600 52ND AVENUE SOUTH         ST PETERSBURG            FL     33705
54       BSC35      800313405  SIMERSON LEON L         57 LAKE OF THE PINES          EAST STROUDSBURG         PA     18301
54       BSC35      800317562  BERBERICH CHARLES T     180 FARMINGDALE RD            CHESTER                  NY     10918
54       BSC35      800321580  URQUHART KAY A.         8606 NORTH 17TH STREET        TAMPA                    FL     33604
54       BSC35      800323917  BOOTH RICHARD A         3624 TIMBERLAKE ROAD EAST     LAKELAND                 FL     33810
54       BSC35      800324246  ROBBINS TIMOTHY MARK    272 WEST BRANCH CIRCLE        NORTH EAST               MD     21901
54       BSC35      800327660  WHIGHAM IRENE           503 PLEASANTVIEW DR           LANCASTER                NY     14086
54       BSC35      800328023  STEUERWALD SUSAN H      1545 BURDEN LAKE ROAD         SAND LAKE                NY     12018
54       BSC35      800330292  PEREA NUBIA             207 05 48TH AVENUE            BAYSIDE                  NY     11364
54       BSC35      800331035  DE LONES THOMAS W.      406 SHAMROCK DRIVE            BRANDON                  FL     33511
54       BSC35      800331522  GREEMAN-FIGU SALOME H.  247 SKY HIGH TERRACE          EFFORT                   PA     18330
54       BSC35      800332785  BAKER DENISE L          2421 ROSENDALE ROAD           NISKAYUNA                NY     12309
54       BSC35      800333973  STONE MARIAN            605 WEDGEWOOD DRIVE           WOODSTOCK                GA     30189
54       BSC35      800334773  HANSON KARL D           328 NORTHEAST 11TH STREET     CRYSTAL RIVER            FL     34428
54       BSC35      800334799  ADAMSON MICHAEL         345 CHURCH LANE               AQUEBOGUE                NY     11931
54       BSC35      800334906  TOBIN CLARENCE R        RD 1 BOX 1260 LOW ROAD        POTTSVILLE               PA     17901
54       BSC35      800340432  LEWIS RONALD I          4420 SOUTH KENYON ST          SEATTLE                  WA     98118
54       BSC35      800341000  PETERSON GREGORY F      144 MAINE AVENUE              FORT MYERS               FL     33905
54       BSC35      800341067  MORRIS JEFF             7531 18TH WAY NORTH           ST PETERSBURG            FL     33702
54       BSC35      800342479  HARRIS MARK D.          810 RIVER HEIGHTS AVENUE      TAMPA                    FL     33603
54       BSC35      800343105  MITCHELL SHERRY R       6049 SHEELIN DRIVE            NEW PORT RICHEY          FL     34653
54       BSC35      800344392  WACHTER WILLIAM         67 CARR LANE                  MEDFORD                  NY     11763
54       BSC35      800344939  MARSH THOMAS E.         4022 OLD JULIAN ROAD          JULIAN                   NC     27283
54       BSC35      800345001  BAKER MICHAEL J.        13609 PUB PLACE               TAMPA                    FL     33624
54       BSC35      800345100  SINGH DAHANPAUL         285 NICHOLS AVENUE            BROOKLYN                 NY     11208
54       BSC35      800345167  MOCK WILLIAM E          4615 AEGEAN AVENUE            HOLIDAY                  FL     34690
54       BSC35      800345993  MORGAN JAMES            2 FULTON ROAD                 FORT MONTGOMERY          NY     10922
54       BSC35      800346652  BRYAN DONALD F          RD 6 BOX 136                  ALTOONA                  PA     16601
54       BSC35      800349631  BARTLEY CATHERINE L     136 LIGONIER STREET           NEW FLORENCE             PA     15944
54       BSC35      800349706  RICHARDS CLYDE L        54 S RACE STREET              GREENVILLE               PA     16125
54       BSC35      800351579  LEONTIS MARY ANN        947 STEWART PLACE             FRANKLIN SQUARE          NY     11010
54       BSC35      800353492  WILLIAMS LEWIS          1001 28TH STREET NORTH        ST PETERSBURG            FL     33713
54       BSC35      800354904  BURGO KEITH M           87 TORKUM DRIVE               NEW BRITAIN              CT     06052
54       BSC35      800355091  DASKAM VERONICA         1903 VALLEY ROAD              EFFORT                   PA     18330
54       BSC35      800358301  AZIZY SHAKIRA           206-24 45TH DRIVE             BAYSIDE                  NY     11373
54       BSC35      800359267  ROWE JENNIFER           1246 S HARMONY STREET         PHILADELPHIA             PA     19146
54       BSC35      800359614  GOODING CARLOS          730 ROSEDALE AVENUE           BRONX                    NY     10473
54       BSC35      800361271  PERZ ALOIS              1069 POTOMAC STREET           ALBRIGHTVILLE            PA     11706
54       BSC35      800362451  LITTS BRIGITTE D        1768 OVERBROOK AVE            CLEARWATER               FL     34615
54       BSC35      800362709  STYLES, ROBERT F.       525 CLIFFORD AVENUE           FAYETTEVILLE             NC     28314
54       BSC35      800363210  SLAUGHTER GRACE M       1931 E HUNTINGDON STREET      PHILADELPHIA             PA     19125
54       BSC35      800363921  BROWN RICHARD S         1907 POINT BREEZE AVENUE      PHILADELPHIA             PA     19146
54       BSC35      800365348  ACOSTA FRANK            5925 B STREET                 PHILADELPHIA             PA     19144
54       BSC35      800365439  PROCH GEORGE E          1402 MONTFORT DRIVE           HARRISBURG               PA     17110
54       BSC35      800365785  MCKENZIE BRADLEY        2771 GOBBLER LANE             FAYETTEVILLE             NC     28301



                                    Principal        Cut-off Date      First
                                   Balance at          Principal      Payment      Maturity    Rem      Date
Pool ID  Sale ID     Account       Origination          Balance         Date         Date      Term      Due
----------------------------------------------------------------------------------------------------------------
54       BSC35      800225385        42,300.00          42,161.95     07/25/97     06/25/12   174.77  01/31/00
54       BSC35      800228942        64,600.00          64,315.34     08/02/97     07/02/27   355.00  01/31/00
54       BSC35      800251019        18,000.00          17,994.38     08/01/97     07/01/17   235.00  01/31/00
54       BSC35      800254393        23,800.00          23,781.20     08/01/97     07/01/27   355.00  01/31/00
54       BSC35      800255382       130,050.00         130,019.23     09/04/97     08/04/12   176.09  01/31/00
54       BSC35      800256851        72,800.00          72,800.00     10/01/97     09/01/12   177.00  01/31/00
54       BSC35      800262123        74,750.00          74,728.84     08/25/97     07/25/27   355.76  01/31/00
54       BSC35      800266561       161,500.00         160,174.98     08/18/97     07/18/27   355.53  01/31/00
54       BSC35      800272049        82,000.00          82,000.00     11/06/97     10/06/12   178.16  01/31/00
54       BSC35      800275414        89,250.00          89,250.00     09/01/97     08/01/27   356.00  01/31/00
54       BSC35      800278368       157,500.00         157,454.94     08/10/97     07/10/27   355.27  01/31/00
54       BSC35      800285173       109,800.00         109,769.55     09/06/97     08/06/12   176.15  01/31/00
54       BSC35      800297293        65,000.00          65,000.00     10/12/97     09/12/27   357.37  01/31/00
54       BSC35      800300121        64,600.00          64,549.00     10/25/97     09/25/12   177.80  01/31/00
54       BSC35      800304677        31,200.00          31,188.12     09/27/97     08/27/12   176.84  01/31/00
54       BSC35      800304743        49,400.00          49,400.00     11/01/97     10/01/12   178.00  01/31/00
54       BSC35      800311474        45,000.00          45,000.00     11/01/97     10/01/12   178.00  01/31/00
54       BSC35      800311961        62,910.00          62,910.00     10/03/97     09/03/12   177.07  01/31/00
54       BSC35      800313405       102,600.00         102,529.80     10/01/97     09/01/27   357.00  01/31/00
54       BSC35      800317562       116,800.00         116,606.81     10/22/97     09/22/12   177.70  01/31/00
54       BSC35      800321580        38,500.00          38,428.22     09/18/97     08/18/12   176.55  01/31/00
54       BSC35      800323917        52,800.00          52,297.45     09/27/97     08/27/27   356.84  01/31/00
54       BSC35      800324246       172,000.00         171,943.18     08/11/97     07/11/12   175.30  01/31/00
54       BSC35      800327660       107,000.00         107,000.00     11/01/97     10/01/27   358.00  01/31/00
54       BSC35      800328023        57,800.00          57,800.00     11/01/97     10/01/27   358.00  01/31/00
54       BSC35      800330292       102,000.00         102,000.00     11/01/97     10/01/27   358.00  01/31/00
54       BSC35      800331035        46,750.00          46,633.61     10/12/97     09/12/12   177.37  01/31/00
54       BSC35      800331522       210,000.00         210,000.00     11/06/97     10/06/27   358.16  01/31/00
54       BSC35      800332785       110,400.00         110,400.00     11/06/97     10/06/12   178.16  01/31/00
54       BSC35      800333973       126,650.00         126,650.00     09/27/97     08/27/12   176.84  01/31/00
54       BSC35      800334773        29,750.00          29,634.34     10/22/97     09/22/12   177.70  01/31/00
54       BSC35      800334799       127,500.00         127,220.66     10/17/97     09/17/27   357.53  01/31/00
54       BSC35      800334906        63,000.00          63,000.00     11/07/97     10/07/12   178.19  01/31/00
54       BSC35      800340432        88,000.00          88,000.00     11/01/97     10/01/27   358.00  01/31/00
54       BSC35      800341000        56,800.00          56,800.00     10/09/97     09/09/12   177.27  01/31/00
54       BSC35      800341067        72,800.00          72,800.00     11/07/97     10/07/27   358.19  01/31/00
54       BSC35      800342479        82,800.00          82,784.25     11/17/97     10/17/12   178.52  01/31/00
54       BSC35      800343105        24,450.00          24,147.22     10/05/97     09/05/12   177.14  01/31/00
54       BSC35      800344392       106,200.00         106,200.00     11/16/97     10/16/12   178.49  01/31/00
54       BSC35      800344939        80,500.00          80,500.00     11/01/97     10/01/17   238.00  01/31/00
54       BSC35      800345001       112,500.00         112,274.15     09/22/97     08/22/12   176.68  01/31/00
54       BSC35      800345100        90,000.00          90,000.00     11/06/97     10/06/12   178.16  01/31/00
54       BSC35      800345167        48,600.00          48,547.44     10/04/97     09/04/27   357.11  01/31/00
54       BSC35      800345993        84,000.00          84,000.00     11/01/97     10/01/12   178.00  01/31/00
54       BSC35      800346652        60,000.00          60,000.00     11/15/97     10/15/17   238.45  01/31/00
54       BSC35      800349631        48,000.00          47,964.52     11/02/97     10/02/27   358.03  01/31/00
54       BSC35      800349706        18,400.00          18,400.00     10/09/97     09/09/12   177.27  01/31/00
54       BSC35      800351579       125,000.00         125,000.00     11/01/97     10/01/12   178.00  01/31/00
54       BSC35      800353492        52,110.00          52,084.56     11/07/97     10/07/12   178.19  01/31/00
54       BSC35      800354904        59,500.00          59,414.82     10/10/97     09/10/12   177.30  01/31/00
54       BSC35      800355091        45,000.00          44,897.11     11/06/97     10/06/27   358.16  01/31/00
54       BSC35      800358301       128,800.00         128,800.00     11/01/97     10/01/27   358.00  01/31/00
54       BSC35      800359267        17,500.00          17,394.52     10/19/97     09/19/07   117.60  01/31/00
54       BSC35      800359614       140,000.00         139,994.89     11/06/97     10/06/12   178.16  01/31/00
54       BSC35      800361271       104,550.00         104,550.00     11/10/97     10/10/12   178.29  01/31/00
54       BSC35      800362451        37,800.00          37,594.18     10/15/97     09/15/17   237.47  01/31/00
54       BSC35      800362709        45,000.00          44,718.12     11/06/97     10/06/12   178.16  01/31/00
54       BSC35      800363210        28,050.00          28,032.83     10/17/97     09/17/12   177.53  01/31/00
54       BSC35      800363921        24,800.00          24,800.00     11/10/97     10/10/27   358.29  01/31/00
54       BSC35      800365348        53,975.00          53,855.91     11/03/97     10/03/27   358.06  01/31/00
54       BSC35      800365439       134,400.00         134,400.00     10/22/97     09/22/12   177.70  01/31/00
54       BSC35      800365785        85,500.00          85,500.00     11/07/97     10/07/27   358.19  01/31/00



                                Original   Current   Scheduled
                                   LTV     Mortgage   Payment
Pool ID  Sale ID     Account      Ratio      Rate    Int & Prin
---------------------------------------------------------------
54       BSC35      800225385     90.0     11.600        422.12
54       BSC35      800228942     85.0     12.000        664.48
54       BSC35      800251019     40.0     12.050        198.82
54       BSC35      800254393     70.0     10.550        218.60
54       BSC35      800255382     85.0     12.850      1,423.38
54       BSC35      800256851     80.0     10.750        679.57
54       BSC35      800262123     63.3     12.050        771.77
54       BSC35      800266561     85.0     12.250      1,692.35
54       BSC35      800272049     80.0     11.990        842.83
54       BSC35      800275414     85.0     11.750        900.90
54       BSC35      800278368     90.0     12.000      1,620.06
54       BSC35      800285173     90.0     12.100      1,137.88
54       BSC35      800297293     57.4     11.900        663.60
54       BSC35      800300121     85.0     10.850        607.89
54       BSC35      800304677     80.0     13.100        347.57
54       BSC35      800304743     80.9     12.700        534.90
54       BSC35      800311474     56.2      9.750        476.71
54       BSC35      800311961     90.0     11.150        606.25
54       BSC35      800313405     90.0     10.900        969.34
54       BSC35      800317562     80.0     10.200      1,042.31
54       BSC35      800321580     66.3     11.300        375.40
54       BSC35      800323917     80.0      9.750        453.63
54       BSC35      800324246     80.0     11.350      1,683.65
54       BSC35      800327660     84.2     10.450        974.77
54       BSC35      800328023     85.0     12.250        605.68
54       BSC35      800330292     85.0     12.900      1,120.36
54       BSC35      800331035     85.0     10.500        427.64
54       BSC35      800331522     75.0      9.850      1,819.67
54       BSC35      800332785     80.0     13.350      1,251.52
54       BSC35      800333973     85.0     10.900      1,196.56
54       BSC35      800334773     85.0     10.700        332.55
54       BSC35      800334799     85.0     12.900      1,400.45
54       BSC35      800334906     90.0     11.150        607.11
54       BSC35      800340432     51.7     11.950        901.79
54       BSC35      800341000     80.0     11.850        577.70
54       BSC35      800341067     80.0     10.000        638.87
54       BSC35      800342479     90.0     10.900        782.27
54       BSC35      800343105     75.0      9.400        253.84
54       BSC35      800344392     90.0     11.150      1,023.42
54       BSC35      800344939     70.0      9.350        742.50
54       BSC35      800345001     75.0      9.750        966.55
54       BSC35      800345100     90.0     11.150        867.31
54       BSC35      800345167     90.0     11.400        477.58
54       BSC35      800345993     76.3     11.100        806.31
54       BSC35      800346652     73.1     10.600        603.06
54       BSC35      800349631     80.0     12.600        516.01
54       BSC35      800349706     80.0     12.650        228.58
54       BSC35      800351579     49.0     10.450      1,138.75
54       BSC35      800353492     90.0     11.150        502.17
54       BSC35      800354904     85.0     12.650        641.95
54       BSC35      800355091     76.9     10.050        396.57
54       BSC35      800358301     80.0     13.300      1,455.05
54       BSC35      800359267     70.0     13.000        261.30
54       BSC35      800359614     84.3      9.800      1,207.96
54       BSC35      800361271     85.0     11.900      1,067.37
54       BSC35      800362451     90.0     12.100        418.85
54       BSC35      800362709     84.9      9.750        476.71
54       BSC35      800363210     85.0     12.350        296.10
54       BSC35      800363921     80.0     11.000        236.18
54       BSC35      800365348     85.6     11.900        551.04
54       BSC35      800365439     80.0     12.500      1,434.39
54       BSC35      800365785     90.0     10.650        791.71


ALLIANCE FUNDING                                            Sale Schedule - Group 1, Sub-Pool I
A division of Superior Bank FSB           1997-4 Class 1 - Initial of Fixed Rate Mortgages  -  Settlement 12/22/97
                                                                                                                    Page 2  12/18/97

                                                                                                                      Zip
Pool ID  Sale ID     Account      Name                    Address                       City                 State   Code
----------------------------------------------------------------------------------------------------------------------------
54       BSC35      800367674  CIVITTS JOHN R          342 LONG ROAD                 PITTSBURGH               PA     15235
54       BSC35      800368383  BERUBE ROY A            59 NORFOLK LANE               HOLLISTON                MA     01746
54       BSC35      800369399  GASKIN EDWARD L         13632 22ND STREET             DADE CITY                FL     33525
54       BSC35      800372377  OUTLAW JERRY            110 NORTH CAROLINA STREET     GOLDSBORO                NC     27530
54       BSC35      800374761  ZORZI JOHN D            2620 SADLER LANE              MELBOURNE                FL     32935
54       BSC35      800375198  PADGETT ANNA M          478 MAXIM DRIVE               HOPATCONG                NJ     07843
54       BSC35      800375248  SMALL JANE              3 CELIA TERRACE               RANDOLPH                 MA     02368
54       BSC35      800375735  HOLGUIN RAYMOND E       301 NEW STREET                CENTRAL                  NM     88026
54       BSC35      800376279  SMITH MARY              6686 TREEHAVEN DRIVE          SPRING HILL              FL     34606
54       BSC35      800376873  HERTER KRISTOPHER M     221 W BROOKDALE STREET        ALLENTOWN                PA     18103
54       BSC35      800377731  MILLS CHERYL            1250 BAILEY STREET            HARRISBURG               PA     17103
54       BSC35      800380040  DAVIES ANNE M           6939 PINEHURST DRIVE          SPRING HILL              FL     34606
54       BSC35      800380768  EMELIN JOHN A           500 HATHAWAY STREET           FAIRPLAY                 CO     80440
54       BSC35      800380891  KENNEDY RICHARD L       212 CLIFF ROAD                BADEN                    PA     15005
54       BSC35      800382061  GATEWOOD CONNIE         6420 PERSHING STREET NE       ST PETERSBURG            FL     33702
54       BSC35      800382095  CRUZ CECILIA            18553 TULIP ROAD              FORT MYERS               FL     33912
54       BSC35      800382103  JARRETT GLENN H         34400 BELT DRIVE              DADE CITY                FL     33523
54       BSC35      800382970  MEAGLEY ANDY E          RR 3 BOX 148                  SUSQUEHANNA              PA     18847
54       BSC35      800384661  KHATRY ABINAYA          3 MISTY GLEN COURT            LONGVIEW                 TX     75604
54       BSC35      800384711  BECK CARMELA            233 NORTHWEST 6TH PLACE       CAPE CORAL               FL     33993
54       BSC35      800385783  ASHER WINSTON L         118 DONNA ROAD NORTHEAST      PALM BAY                 FL     32907
54       BSC35      800387615  MIHALSON ANDREW         203 STAMBAUGH AVENUE          SHARON                   PA     16146
54       BSC35      800388845  SLAFMAN DAVID           525 E WYOMING AVE             PHILADELPHIA             PA     19120
54       BSC35      800392292  KRISTENSEN VERONICA E.  3035 7TH AVENUE NORTH         ST PETERSBURG            FL     33713
54       BSC35      800393456  CURL BARBARA B          887 SAM FREEMAN ROAD          HOSCHTON                 GA     30548
54       BSC35      800395485  STANLEY CISLYN          3944 8TH STREET SOUTH         ST PETERSBURG            FL     33705
54       BSC35      800397333  KLINGENSMITH GARY L     417 RUSSELL STREET            SHARON                   PA     16146
54       BSC35      800399404  MYCOFF PAULA A          2514 MONTEGO DRIVE SE         FT MYERS                 FL     33905
54       BSC35      800401614  HARGROVE LARRY          712 EAST WALNUT STREET        GOLDSBORO                NC     27530
54       BSC35      800402778  BALGOBIN RAMESH         593 FREEMAN AVENUE            BRENTWOOD                NY     11717
54       BSC35      800404204  RUGGERI SUSAN J         104 WHITMORE AVE              JOHNSTOWN                NY     12095
54       BSC35      800406043  CARR TONI E             950 SOUTH UNIVERSITY          DENVER                   CO     80209
54       BSC35      800406332  BOUTOT MARIE S          2 PAULA DRIVE                 WOLCOTT                  CT     06716
54       BSC35      800406688  LOUIS ANOUAL            106 DELAWARE ROAD             LEHIGH ACRES             FL     33936
54       BSC35      800408734  FORD LINNIE G           57 WEST 27TH STREET           JACKSONVILLE             FL     32206
54       BSC35      800416752  SHERROUSE DENVER H      13970 OLD DADE CITY ROAD      KATHLEEN                 FL     33849
54       BSC35      800418063  BENNITT JAN S           2829 ROSCOMMON DRIVE          TALLAHASSEE              FL     32308
54       SB100      661524066  MCPHERSON HARRIETTE     2248 E 98TH STREET            CHICAGO                  IL     60617
54       SB100      661554816  WILSON DANIEL S         8159 TUMEY                    DETROIT                  MI     48234
54       SB100      661561688  BOYD DAVID E            216 MOUND STREET              TIPTON                   IN     46072
54       SB100      661571026  WEIGLE GLENN CLARENCE   15807 HARVARD AVENUE          CLEVELAND                OH     44128
54       SB100      661573022  HOAG WILLIAM M          222 POLSTER                   EVANSVILLE               IN     47714
54       SB100      661573089  OFF REX A               4432 BERTRAND ROAD            INDIANAPOLIS             IN     46222
54       SB100      661580415  FUCHS ROBERT J JR       115 N GRAND                   LIVINGSTON               WI     53554
54       SB100      661580530  TERRY TOSCIA V          16425 PLYMOUTH                MARKHAM                  IL     60426
54       SB100      661582130  MCKINNEY RONNIE L       111 N FRONT STREET            THORNTOWN                IN     46071
54       SB100      661582650  JOHNSON SHIRLEY L       7060 GOLDSMITH COURT          COLORADO SPRINGS         CO     80911
54       SB100      661582692  TREFIL BONNIE G         237 SOUTH BODIN STREET        HINSDALE                 IL     60521
54       SB100      661584599  DUNCAN TERESA           341 COUNTY ROAD 265           NIOTA                    TN     37826
54       SB100      661585406  MOORE HAROLD SCOTT      12866 COYLE                   DETROIT                  MI     48227
54       SB100      661585414  HOLLIS DARYL L          29811 MATTHEWS                WESTLAND                 MI     48186
54       SB100      661587121  SMITH RAYMOND G         12950 PAYTON                  DETROIT                  MI     48224
54       SB100      661587931  EZELL JEFFREY           816 BEMENT                    LANSING                  MI     48912
54       SB100      661591958  DELACEY ROBERT J        17 MEADOW LANE                PROPHETSTOWN             IL     61277
54       SB100      661592345  LINEHAN RUSS W          2306 REFORMERS AVENUE         INDIANAPOLIS             IN     46203
54       SB98       661523589  MILLER ROBERT W         5503 NORTH 72ND AVENUE        GLENDALE                 AZ     85303
54       SB98       661535955  BEERWART GUS F          1359 SOUTH 14TH STREET        NEW CASTLE               IN     47362
54       SB98       661536334  BRADLEY HATTIE L        107 4TH AVENUE                JOLIET                   IL     60433
54       SB98       661536854  LIUZZO NINO             38514 BEACHVIEW               WILLOUGHBY HILLS         OH     44094
54       SB98       661536946  SPURLOCK CONNIE         30803 PLUM LANE DRIVE         MADISON HEIGHTS          MI     48071
54       SB98       661537696  PHIELER GARY            725 E MORRIS                  INDIANAPOLIS             IN     46203
54       SB98       661538843  RODGERS KELLY BARKER    1318 CONGRESS AVENUE          INDIANAPOLIS             IN     46208


                                    Principal        Cut-off Date      First
                                   Balance at          Principal      Payment      Maturity    Rem      Date
Pool ID  Sale ID     Account       Origination          Balance         Date         Date      Term      Due
----------------------------------------------------------------------------------------------------------------
54       BSC35      800367674       79,200.00          79,200.00     11/06/97     10/06/17   238.16  01/31/00
54       BSC35      800368383      187,300.00         187,300.00     11/01/97     10/01/12   178.00  01/31/00
54       BSC35      800369399       37,600.00          37,520.85     10/17/97     09/17/17   237.53  01/31/00
54       BSC35      800372377       62,400.00          61,593.07     11/03/97     10/03/12   178.06  01/31/00
54       BSC35      800374761       10,000.00           9,877.67     11/14/97     10/14/12   178.42  01/31/00
54       BSC35      800375198       78,800.00          78,736.58     11/20/97     10/20/27   358.62  01/31/00
54       BSC35      800375248      122,000.00         122,000.00     11/01/97     10/01/12   178.00  01/31/00
54       BSC35      800375735       56,250.00          56,250.00     11/01/97     10/01/17   238.00  01/31/00
54       BSC35      800376279       48,800.00          48,788.16     11/01/97     10/01/27   358.00  01/31/00
54       BSC35      800376873       99,000.00          99,000.00     11/06/97     10/06/27   358.16  01/31/00
54       BSC35      800377731       41,600.00          41,600.00     11/06/97     10/06/12   178.16  01/31/00
54       BSC35      800380040       55,250.00          55,250.00     11/14/97     10/14/27   358.42  01/31/00
54       BSC35      800380768      150,450.00         150,122.16     12/01/97     11/01/17   239.00  01/31/00
54       BSC35      800380891       63,000.00          63,000.00     11/16/97     10/16/27   358.49  01/31/00
54       BSC35      800382061       55,200.00          55,200.00     11/10/97     10/10/27   358.29  01/31/00
54       BSC35      800382095       82,000.00          81,964.10     11/21/97     10/21/17   238.65  01/31/00
54       BSC35      800382103       64,000.00          63,670.87     11/08/97     10/08/27   358.22  01/31/00
54       BSC35      800382970       45,000.00          44,975.66     11/06/97     10/06/27   358.16  01/31/00
54       BSC35      800384661      121,550.00         121,550.00     11/01/97     10/01/27   358.00  01/31/00
54       BSC35      800384711       48,500.00          48,394.61     11/14/97     10/14/27   358.42  01/31/00
54       BSC35      800385783       94,350.00          94,033.92     11/07/97     10/07/12   178.19  01/31/00
54       BSC35      800387615       10,320.00          10,258.39     11/03/97     10/03/12   178.06  01/31/00
54       BSC35      800388845       22,000.00          22,000.00     11/16/97     10/16/27   358.49  01/31/00
54       BSC35      800392292       48,000.00          47,929.81     11/08/97     10/08/12   178.22  01/31/00
54       BSC35      800393456       71,000.00          71,000.00     11/17/97     10/17/12   178.52  01/31/00
54       BSC35      800395485       40,000.00          39,887.96     11/09/97     10/09/17   238.26  01/31/00
54       BSC35      800397333       20,700.00          20,640.94     11/10/97     10/10/12   178.29  01/31/00
54       BSC35      800399404       53,600.00          53,432.95     11/15/97     10/15/12   178.45  01/31/00
54       BSC35      800401614       47,200.00          47,200.00     11/06/97     10/06/27   358.16  01/31/00
54       BSC35      800402778       99,000.00          99,000.00     11/09/97     10/09/12   178.26  01/31/00
54       BSC35      800404204       68,000.00          68,000.00     11/22/97     10/22/12   178.68  01/31/00
54       BSC35      800406043       25,000.00          25,000.00     12/01/97     11/01/27   359.00  01/31/00
54       BSC35      800406332       35,700.00          35,591.87     11/17/97     10/17/12   178.52  01/31/00
54       BSC35      800406688       18,000.00          17,900.78     11/15/97     10/15/07   118.45  01/31/00
54       BSC35      800408734       14,000.00          13,960.81     11/20/97     10/20/07   118.62  01/31/00
54       BSC35      800416752      108,000.00         107,878.95     11/20/97     10/20/27   358.62  01/31/00
54       BSC35      800418063      144,000.00         144,000.00     11/20/97     10/20/27   358.62  01/31/00
54       SB100      661524066       26,000.00          25,822.96     09/28/97     08/28/12   176.88  01/31/00
54       SB100      661554816       25,600.00          25,600.00     11/22/97     10/22/27   358.68  01/31/00
54       SB100      661561688       64,800.00          64,800.00     12/03/97     11/03/27   359.08  01/31/00
54       SB100      661571026       27,500.00          27,500.00     11/24/97     10/28/12   178.75  01/31/00
54       SB100      661573022       54,500.00          54,500.00     11/15/97     10/15/12   178.45  01/31/00
54       SB100      661573089       36,000.00          36,000.00     12/01/97     11/01/27   359.00  01/31/00
54       SB100      661580415       46,800.00          46,800.00     12/01/97     11/01/27   359.00  01/31/00
54       SB100      661580530       54,000.00          54,000.00     12/13/97     11/13/27   359.41  01/31/00
54       SB100      661582130      105,000.00         105,000.00     12/24/97     11/24/12   179.77  01/31/00
54       SB100      661582650      121,500.00         121,368.68     11/28/97     10/28/27   358.88  01/31/00
54       SB100      661582692       76,500.00          76,334.57     12/01/97     11/01/17   239.00  01/31/00
54       SB100      661584599       39,000.00          39,000.00     12/19/97     11/19/27   359.61  01/31/00
54       SB100      661585406       19,500.00          19,500.00     12/11/97     11/11/27   359.34  01/31/00
54       SB100      661585414       56,000.00          56,000.00     12/17/97     11/17/27   359.54  01/31/00
54       SB100      661587121       48,800.00          48,800.00     12/13/97     11/13/27   359.41  01/31/00
54       SB100      661587931       20,200.00          20,200.00     01/01/98     12/01/12   180.00  01/31/00
54       SB100      661591958       65,400.00          65,400.00     12/18/97     11/18/27   359.57  01/31/00
54       SB100      661592345       30,000.00          30,000.00     12/17/97     11/17/27   359.54  01/31/00
54       SB98       661523589       75,600.00          75,199.88     08/22/97     07/22/27   355.66  01/31/00
54       SB98       661535955       42,000.00          42,000.00     11/07/97     10/07/27   358.19  01/31/00
54       SB98       661536334       38,500.00          38,500.00     11/01/97     10/01/12   178.00  01/31/00
54       SB98       661536854       58,800.00          58,730.98     10/11/97     09/11/12   177.34  01/31/00
54       SB98       661536946       74,600.00          74,600.00     11/01/97     10/01/27   358.00  01/31/00
54       SB98       661537696       43,400.00          43,400.00     11/09/97     10/09/27   358.26  01/31/00
54       SB98       661538843       25,000.00          24,999.48     11/13/97     10/13/12   178.39  01/31/00


                                Original   Current   Scheduled
                                   LTV     Mortgage   Payment
Pool ID  Sale ID     Account      Ratio      Rate    Int & Prin
---------------------------------------------------------------
54       BSC35      800367674     90.0     10.900        812.11
54       BSC35      800368383     69.6      9.500      1,574.92
54       BSC35      800369399     80.0     12.800        435.17
54       BSC35      800372377     80.0     12.500        665.97
54       BSC35      800374761     14.2     10.500        110.54
54       BSC35      800375198     87.5     10.500        720.81
54       BSC35      800375248     84.1     10.050      1,075.15
54       BSC35      800375735     75.0     11.750        609.59
54       BSC35      800376279     80.0     10.250        437.30
54       BSC35      800376873     90.0     11.300        965.31
54       BSC35      800377731     80.0     10.050        448.31
54       BSC35      800380040     85.0     11.750        557.70
54       BSC35      800380768     85.0     11.100      1,563.18
54       BSC35      800380891     73.2     10.300        566.89
54       BSC35      800382061     80.0     13.500        632.27
54       BSC35      800382095     84.9      9.650        772.40
54       BSC35      800382103     80.0     11.990        657.82
54       BSC35      800382970     39.3     10.400        408.27
54       BSC35      800384661     85.0     11.850      1,236.26
54       BSC35      800384711     60.6      9.650        413.13
54       BSC35      800385783     85.0      9.990      1,013.31
54       BSC35      800387615     80.0     10.650        115.04
54       BSC35      800388845     47.8     11.000        209.51
54       BSC35      800392292     51.6     10.850        541.05
54       BSC35      800393456     64.5     10.500        649.46
54       BSC35      800395485     55.5      9.990        385.74
54       BSC35      800397333     90.0     11.550        242.47
54       BSC35      800399404     80.0      9.800        569.45
54       BSC35      800401614     80.0     13.500        540.63
54       BSC35      800402778     90.0     11.050        946.54
54       BSC35      800404204     80.0      9.550        574.26
54       BSC35      800406043     19.2     11.100        239.97
54       BSC35      800406332     39.6     10.300        390.21
54       BSC35      800406688     24.0     10.150        239.37
54       BSC35      800408734     28.0     10.750        190.87
54       BSC35      800416752     86.4      9.500        908.12
54       BSC35      800418063     80.0     11.000      1,371.34
54       SB100      661524066     52.5      9.600        273.07
54       SB100      661554816     69.7     10.850        240.90
54       SB100      661561688     90.0     11.300        631.84
54       SB100      661571026     53.9     13.240        352.30
54       SB100      661573022     69.8     10.250        488.38
54       SB100      661573089     80.0     12.750        391.21
54       SB100      661580415     90.0     10.820        439.33
54       SB100      661580530     90.0     11.300        526.53
54       SB100      661582130     84.0     11.750      1,059.88
54       SB100      661582650     90.0     11.550      1,207.84
54       SB100      661582692     48.4     11.400        810.55
54       SB100      661584599     60.0     11.500        386.21
54       SB100      661585406     69.6      9.500        163.97
54       SB100      661585414     80.0     10.050        493.51
54       SB100      661587121     84.8     12.100        505.72
54       SB100      661587931     74.8     12.050        208.56
54       SB100      661591958     84.9     12.250        685.32
54       SB100      661592345     60.0     10.850        282.30
54       SB98       661523589     90.0     12.100        783.46
54       SB98       661535955     70.0     10.050        370.13
54       SB98       661536334     70.0     12.000        462.06
54       SB98       661536854     70.0      9.650        500.87
54       SB98       661536946     74.6     12.250        781.73
54       SB98       661537696     70.0     10.500        397.00
54       SB98       661538843     71.4     13.000        276.55


ALLIANCE FUNDING                                            Sale Schedule - Group 1, Sub-Pool I
A division of Superior Bank FSB           1997-4 Class 1 - Initial of Fixed Rate Mortgages  -  Settlement 12/22/97
                                                                                                                    Page 3  12/18/97

                                                                                                                      Zip
Pool ID  Sale ID     Account      Name                    Address                       City                 State   Code
----------------------------------------------------------------------------------------------------------------------------
54       SB98       661539080  GARMON IRENE            7738 S CLYDE                  CHICAGO                  IL     60649
54       SB98       661547513  GARRISON TERESA A       6002 BOWER AVENUE             CLEVELAND                OH     44127
54       SB98       661551044  BOLLING JOHN H          8438 ELGIN                    DETROIT                  MI     48234
54       SB98       661555367  MCFARLAND FRANK W       213 SOUTH ROESKE              MICHIGAN CITY            IN     46360
54       SB98       661556605  AUGSBURGER KEVIN D      4118 HARTMAN                  INDIANAPOLIS             IN     46226
54       SB98       661557066  CUCURO JAMES L          49185 ROMEO PLANK             MACOMB TOWNSHIP          MI     48044
54       SB98       661558353  TELLEZ JOHN C           1913 SOUTH MAIN STREET        ROCKFORD                 IL     61102
54       SB98       661559765  HORACE RAYMOND          8843 S PAXTON AVE             CHICAGO                  IL     60617
54       SB98       661563270  JACKSON DONALD          4013 NORTH SHERIDAN           INDIANAPOLIS             IN     46226
54       SB98       661563494  JONES KEITHER JANINE    20525 RUTHERFORD              DETROIT                  MI     48235
54       SB98       661563908  THORN STEVEN P          8685 PRICE ROAD               RAVENNA                  OH     44266
54       SB98       661564005  COTTRELL MICHAEL A      128 WEST 8TH STREET           UHRICHSVILLE             OH     44683
54       SB98       661564187  LOCKNEY EUGENE E JR     1650 6TH STREET SW            WARREN                   OH     44485
54       SB98       661565333  FERNANDEZ STEVEN        2230 KERRWOOD DRIVE           CLEVELAND HEIGHTS        OH     44118
54       SB98       661565549  RINGO BERNICE L         15429 VAUGHN                  DETROIT                  MI     48223
54       SB98       661565564  TRAVIS EVONDRA          39 ROSELAWN                   PONTIAC                  MI     48341
54       SB98       661565978  OBERLIN PAMELA J        1111 SMITH AVENUE SW          CANTON                   OH     44706
54       SB98       661567735  LIUZZO NINO             1928 WEST 75TH STREET         CLEVELAND                OH     44102
54       SB98       661570945  HASS JUNE E             3733 SOUTH KENILWORTH AVE     BERWYN                   IL     60402
54       SB98       661571091  OLSON MARY E            9853 SOUTH AVENUE H           CHICAGO                  IL     60617
54       SB98       661571257  WYMAN STACEY            5950 OSBORNE RD               DELTON                   MI     49046
54       SB98       661572099  SPEARS JACK             2352 HOYT AVENUE              INDIANAPOLIS             IN     46203
54       SB98       661573667  PORRAZZO MICHAEL A      22705 ALLIANCE SEBRING ROA    ALLIANCE                 OH     44601
54       SB98       661573758  FANSLOW CHARLES L       1231 CHAPPEL VALLEY ROAD      GLADWIN                  MI     48624
54       SB98       661574541  SIROIN ROSEMARY M       10849 SOUTH MAPLEWOOD         CHICAGO                  IL     60655
54       SB98       661574566  MCSEARS RICHARD F       13413 CAINE AVENUE            CLEVELAND                OH     44105
54       SB98       661574715  HARRIS MICHAEL          313 EAST WATER STREET         JEWETT                   OH     43986
54       SB98       661574814  DREYER JOSEPH           16401 PAXTON AVENUE           TINLEY PARK              IL     60477
54       SB98       661574947  WHITNEY DONALD J        2112 SCOTTWOOD                BURTON                   MI     48529
54       SB98       661578690  SHERMAN LINNELL H       4045 LESLIE                   DETROIT                  MI     48238
54       SB98       661580381  TYLER MACK ANTHONY      9049 SOUTH CARPENTER          CHICAGO                  IL     60620
54       SB98       661580449  STRICKLAND DAVID A      2150 219TH PLACE              SAUK VILLAGE             IL     60411
54       SB98       661581017  KENNEDY EVETTE          16290 GLENBURN AVENUE         MAPLE HEIGHTS            OH     44137
54       SB98       661581801  HALASZ WILLIAM G        7886 STATE ROUTE 44           RAVENNA                  OH     44266
54       SB98       661582072  AVANT JIMMY LEE         105 CORINNE                   GRAND RAPIDS             MI     49507
54       SB98       661584433  NORMAN IDA              1830 SOUTH 20TH AVENUE        MAYWOOD                  IL     60153
54       SB98       661585224  CUSHMAN DONALD II       233 HAMILTON STREET           FORTVILLE                IN     46040
54       SB98       661585331  LOCKHART ERICKA         938 EMILY                     SAGINAW                  MI     48601
54       SBC101     800211229  MCMULLEN CYNTHIA L      6813 OLEAN ROAD               SOUTH WALES              NY     14139
54       SBC101     800247637  DAWKINS MABEL           309 AVENUE C                  BROOKLYN                 NY     11218
54       SBC101     800274706  KEARNEY JOHN            82 WYOMING STREET             WILKES BARRE             PA     18702
54       SBC101     800288409  TATTA ROBERT L          1633 ASHTON AVENUE            SHARPSVILLE              PA     16150
54       SBC101     800315798  DAVIS EVELL             1934 23RD STREET SOUTH        ST PETERSBURG            FL     33712
54       SBC101     800336810  DEAL SHIRLEY J          1005 NORTHWEST 68TH PLACE     OCALA                    FL     34475
54       SBC101     800346496  TUST ROBERT             3310 COWHAND DRIVE            COLORADO SPRINGS         CO     80922
54       SBC101     800348856  MCNAMARA MICHAEL P      487 PENNYSLVANIA AVENUE       YORK                     PA     17404
54       SBC101     800352320  ROBINSON MATTIE M       1916 10TH STREET SOUTH        ST PETERSBURG            FL     33712
54       SBC101     800364747  CLARKE RACQUEL          88-44 FRANCIS LEWIS BLVD      QUEENS VILLAGE           NY     11427
54       SBC101     800370538  SCHNECK DARLENE L       1124 TREMONT CIRCLE           WHITEHALL                PA     18052
54       SBC101     800375164  MCKITTRICK MARK A       1134 RUBY STREET              LAKELAND                 FL     33815
54       SBC101     800376063  SIMPSON CORRINE Y       513 SOUTH NINTH AVENUE        MOUNT VERNON             NY     10550
54       SBC101     800382822  MISA IOSEFO T           773 NORTH EMILY CIRCLE        SALT LAKE CITY           UT     84116
54       SBC101     800382889  ZANETTI THOMAS J        RD 6 BOX 85                   KITTANNING               PA     16201
54       SBC101     800384919  WILKINSON JAY SHERMAN   1606 CENTAUR CIRCLE           LAFAYETTE                CO     80026
54       SBC101     800385866  COCCIMIGLIO DONALD A JR 830 MAPLE AVENUE              ARDSLEY                  PA     19038
54       SBC101     800389496  LANGLEY VALENTINA       1480 NORTHWEST 112TH WAY      PEMBROKE PINES           FL     33026
54       SBC101     800391948  MOORE ALTA              102 INGHAM AVENUE             EGG HARBOR               NJ     08234
54       SBC101     800392789  ARCHULETA GILBERT J     1108 MARTIN DRIVE             COLORADO SPRINGS         CO     80915
54       SBC101     800393449  TOMINOVIC FRANKO        19 FAIRLAWN COURT             SHIRLEY                  NY     11967
54       SBC101     800396020  REED VIRGINIA           2640 ROUTE 9W                 SAUGERTIES               NY     12477
54       SBC101     800397473  SAMUELA CASILDA         46 NORFELD BOULEVARD          ELMONT                   NY     11003
54       SBC101     800398182  PRICE JERE T SR         4555 1ST AVENUE NORTH         ST PETERSBURG            FL     33713



                                    Principal        Cut-off Date      First
                                   Balance at          Principal      Payment      Maturity    Rem      Date
Pool ID  Sale ID     Account       Origination          Balance         Date         Date      Term      Due
----------------------------------------------------------------------------------------------------------------
54       SB98       661539080       46,000.00          45,841.59     10/26/97     09/26/27   357.83  01/31/00
54       SB98       661547513       40,000.00          39,899.48     11/21/97     10/21/27   358.65  01/31/00
54       SB98       661551044       16,500.00          16,458.71     10/23/97     09/23/27   357.73  01/31/00
54       SB98       661555367       56,200.00          55,646.25     11/16/97     10/16/12   178.49  01/31/00
54       SB98       661556605       32,900.00          32,900.00     11/03/97     10/03/12   178.06  01/31/00
54       SB98       661557066      110,000.00         110,000.00     10/24/97     09/24/27   357.76  01/31/00
54       SB98       661558353       45,600.00          45,512.86     10/22/97     09/22/12   177.70  01/31/00
54       SB98       661559765      116,000.00         116,000.00     10/23/97     09/23/27   357.73  01/31/00
54       SB98       661563270       53,200.00          53,200.00     12/01/97     11/01/27   359.00  01/31/00
54       SB98       661563494       54,700.00          54,579.73     11/10/97     10/10/17   238.29  01/31/00
54       SB98       661563908      118,700.00         118,700.00     11/15/97     10/15/27   358.45  01/31/00
54       SB98       661564005       25,200.00          25,200.00     11/27/97     10/27/12   178.85  01/31/00
54       SB98       661564187       22,500.00          22,500.00     10/26/97     09/26/12   177.83  01/31/00
54       SB98       661565333      105,200.00         105,045.59     11/01/97     10/01/12   178.00  01/31/00
54       SB98       661565549       59,500.00          59,435.67     12/01/97     11/01/12   179.00  01/31/00
54       SB98       661565564       30,100.00          30,100.00     12/01/97     11/01/12   179.00  01/31/00
54       SB98       661565978       32,200.00          32,200.00     11/15/97     10/15/12   178.45  01/31/00
54       SB98       661567735       38,500.00          38,457.63     11/15/97     10/15/12   178.45  01/31/00
54       SB98       661570945       32,000.00          31,961.21     11/15/97     10/15/17   238.45  01/31/00
54       SB98       661571091       22,500.00          22,338.07     11/20/97     10/20/27   358.62  01/31/00
54       SB98       661571257      154,000.00         154,000.00     12/01/97     11/01/12   179.00  01/31/00
54       SB98       661572099       26,900.00          26,803.12     11/28/97     10/28/12   178.88  01/31/00
54       SB98       661573667       47,600.00          47,548.57     11/07/97     10/07/12   178.19  01/31/00
54       SB98       661573758       56,000.00          56,000.00     12/01/97     11/01/12   179.00  01/31/00
54       SB98       661574541       57,000.00          56,855.68     11/22/97     10/22/17   238.68  01/31/00
54       SB98       661574566       55,200.00          55,200.00     11/27/97     10/27/12   178.85  01/31/00
54       SB98       661574715       47,700.00          47,700.00     11/14/97     10/14/27   358.42  01/31/00
54       SB98       661574814       71,900.00          71,762.60     11/16/97     10/16/27   358.49  01/31/00
54       SB98       661574947       41,600.00          41,597.04     12/01/97     11/01/12   179.00  01/31/00
54       SB98       661578690       40,000.00          40,000.00     12/01/97     11/01/27   359.00  01/31/00
54       SB98       661580381       49,000.00          48,901.45     11/23/97     10/23/17   238.72  01/31/00
54       SB98       661580449       62,900.00          62,900.00     11/27/97     10/27/27   358.85  01/31/00
54       SB98       661581017       57,800.00          57,737.55     11/27/97     10/27/12   178.85  01/31/00
54       SB98       661581801      127,500.00         127,500.00     12/01/97     11/01/27   359.00  01/31/00
54       SB98       661582072       35,750.00          35,750.00     12/01/97     11/01/12   179.00  01/31/00
54       SB98       661584433       77,300.00          77,300.00     12/11/97     11/11/12   179.34  01/31/00
54       SB98       661585224       88,000.00          88,000.00     12/01/97     11/01/12   179.00  01/31/00
54       SB98       661585331       27,000.00          27,000.00     12/01/97     11/01/12   179.00  01/31/00
54       SBC101     800211229       60,000.00          59,757.86     07/20/97     06/20/12   174.61  01/31/00
54       SBC101     800247637      123,750.00         122,375.90     07/16/97     06/16/27   354.48  01/31/00
54       SBC101     800274706       24,050.00          23,970.07     09/14/97     08/14/27   356.42  01/31/00
54       SBC101     800288409       23,400.00          23,345.21     08/25/97     07/25/12   175.76  01/31/00
54       SBC101     800315798       45,000.00          44,680.39     10/03/97     09/03/12   177.07  01/31/00
54       SBC101     800336810       38,400.00          38,379.13     10/02/97     09/02/27   357.04  01/31/00
54       SBC101     800346496      136,000.00         136,000.00     11/01/97     10/01/27   358.00  01/31/00
54       SBC101     800348856       51,300.00          51,291.44     11/20/97     10/20/27   358.62  01/31/00
54       SBC101     800352320       15,000.00          15,000.00     12/03/97     11/03/12   179.08  01/31/00
54       SBC101     800364747      144,000.00         144,000.00     11/27/97     10/27/12   178.85  01/31/00
54       SBC101     800370538      136,000.00         135,808.32     12/01/97     11/01/12   179.00  01/31/00
54       SBC101     800375164       38,250.00          38,204.18     11/21/97     10/21/27   358.65  01/31/00
54       SBC101     800376063       75,900.00          75,900.00     12/07/97     11/07/12   179.21  01/31/00
54       SBC101     800382822      114,000.00         113,367.28     11/07/97     10/07/27   358.19  01/31/00
54       SBC101     800382889       49,750.00          49,750.00     12/10/97     11/10/17   239.31  01/31/00
54       SBC101     800384919      138,550.00         138,550.00     12/01/97     11/01/27   359.00  01/31/00
54       SBC101     800385866       67,500.00          67,500.00     11/24/97     10/24/12   178.75  01/31/00
54       SBC101     800389496       72,000.00          71,999.88     11/20/97     10/20/27   358.62  01/31/00
54       SBC101     800391948       35,000.00          35,000.00     12/03/97     11/03/27   359.08  01/31/00
54       SBC101     800392789      100,000.00         100,000.00     12/01/97     11/01/27   359.00  01/31/00
54       SBC101     800393449      153,000.00         153,000.00     12/01/97     11/01/27   359.00  01/31/00
54       SBC101     800396020       36,040.00          36,040.00     12/01/97     11/01/27   359.00  01/31/00
54       SBC101     800397473      135,100.00         135,051.83     11/01/97     10/01/27   358.00  01/31/00
54       SBC101     800398182       49,500.00          49,391.25     12/04/97     11/04/17   239.11  01/31/00



                                Original   Current   Scheduled
                                   LTV     Mortgage   Payment
Pool ID  Sale ID     Account      Ratio      Rate    Int & Prin
---------------------------------------------------------------
54       SB98       661539080    56.7     11.600        459.05
54       SB98       661547513    72.0     12.990        442.17
54       SB98       661551044    75.0     12.250        172.90
54       SB98       661555367    74.9     11.200        645.84
54       SB98       661556605    70.0     10.250        294.82
54       SB98       661557066    75.8     10.850      1,035.11
54       SB98       661558353    80.0     13.350        587.49
54       SB98       661559765    80.0     10.825      1,089.38
54       SB98       661563270    74.9     12.000        547.22
54       SB98       661563494    74.9     10.775        556.26
54       SB98       661563908    89.2     10.650      1,099.13
54       SB98       661564005    90.0     10.650        233.35
54       SB98       661564187    75.0     12.000        231.44
54       SB98       661565333    80.0     13.500      1,204.97
54       SB98       661565549    70.0     12.150        618.90
54       SB98       661565564    70.0     11.700        302.68
54       SB98       661565978    74.8     12.000        331.21
54       SB98       661567735    70.0     10.150        342.14
54       SB98       661570945    39.5     11.500        341.26
54       SB98       661571091    50.0     11.750        227.12
54       SB98       661571257    70.0     13.650      1,782.13
54       SB98       661572099    64.8     11.500        266.39
54       SB98       661573667    85.0     11.850        484.13
54       SB98       661573758    77.7     14.650        692.44
54       SB98       661574541    44.8      9.900        546.29
54       SB98       661574566    84.9     11.650        552.97
54       SB98       661574715    90.0     11.300        465.10
54       SB98       661574814    43.8      9.700        615.09
54       SB98       661574947    80.0     14.650        514.38
54       SB98       661578690    51.9     10.650        370.39
54       SB98       661580381    62.0      9.700        463.16
54       SB98       661580449    83.8      9.570        532.11
54       SB98       661581017    85.0     11.650        579.01
54       SB98       661581801    81.2     12.000      1,311.48
54       SB98       661582072    65.0     14.890        448.90
54       SB98       661584433    84.9     11.750        780.27
54       SB98       661585224    80.0     13.250        990.68
54       SB98       661585331    72.9     12.900        296.56
54       SBC101     800211229    61.2     10.750        560.09
54       SBC101     800247637    72.7     12.500      1,320.73
54       SBC101     800274706    65.0     13.590        277.18
54       SBC101     800288409    65.0     11.500        231.73
54       SBC101     800315798    90.0     11.450        524.26
54       SBC101     800336810    80.0     10.100        339.83
54       SBC101     800346496    85.0     10.500      1,244.05
54       SBC101     800348856    90.0     11.150        494.36
54       SBC101     800352320    60.0     10.700        139.46
54       SBC101     800364747    90.0     11.850      1,464.60
54       SBC101     800370538    85.0     12.000      1,398.91
54       SBC101     800375164    73.5     10.650        354.18
54       SBC101     800376063    83.9     12.000        780.72
54       SBC101     800382822    83.2     11.950      1,168.23
54       SBC101     800382889    74.2      9.450        462.11
54       SBC101     800384919    85.0     11.750      1,398.54
54       SBC101     800385866    49.0     11.750        681.35
54       SBC101     800389496    78.2     10.050        634.51
54       SBC101     800391948    50.7     10.150        311.04
54       SBC101     800392789    80.0      9.550        844.50
54       SBC101     800393449    90.0     11.700      1,538.54
54       SBC101     800396020    85.0     11.500        356.90
54       SBC101     800397473    84.9     11.000      1,286.59
54       SBC101     800398182    90.0     10.800        504.21


ALLIANCE FUNDING                                            Sale Schedule - Group 1, Sub-Pool I
A division of Superior Bank FSB           1997-4 Class 1 - Initial of Fixed Rate Mortgages  -  Settlement 12/22/97
                                                                                                                   Page 4  12/18/97

                                                                                                                      Zip
Pool ID  Sale ID     Account      Name                    Address                       City                 State   Code
----------------------------------------------------------------------------------------------------------------------------
54       SBC101     800406290  SMITH JULIA M           142-11 222ND STREET           LAURELTON                NY     11413
54       SBC101     800408601  ROMERO MIGUEL           114 4TH AVENUE                LARGO                    FL     33770
54       SBC101     800410615  CRAWFORD JAMES T        206 S CLAIRBORNE STREET       GOLDSBORO                NC     27530
54       SBC101     800411795  RODARMEL MICHAEL        12371 TALPA STREET            SPRING HILL              FL     34608
54       SBC101     800412462  NOLFI CHESTER A         101 ABERDEEN DR               OAKDALE                  PA     15071
54       SBC101     800414617  MORGAN PEGGY S          607 POINSETTIA ROAD           AUBURNDALE               FL     33823
54       SBC101     800417859  WINE TIMOTHY G          2340 PARKLYN STREET           PITTSBURGH               PA     15234
54       SBC101     800418006  TERPAK WALTER JR        92 BROOKSIDE STREET           WILKES BARRE             PA     18705
54       SBC101     800418873  SELMON ANTHONY J        3712 18TH AVENUE SOUTH        ST PETERSBURG            FL     33711
54       SBC101     800419368  DUDLEY-JOHNS YAVONDA    4423 WOODBRIDGE ROAD          TALLAHASSEE              FL     32303
54       SBC101     800419715  DECKER JEAN M           78 ELM STREET                 HOOSICK FALLS            NY     12090
54       SBC101     800421638  RANDOLPH DELRINE        114 NORTH 56TH STREET         PHILADELPHIA             PA     19139
54       SBC101     800422263  VAUGHN KENNETH          101 GRAY STREET               GOLDSBORO                NC     27534
54       SBC101     800423204  TANKARD PERRY E.        709 COLFAX STREET             DURHAM                   NC     27707
54       SBC101     800423899  BOSLEY PATRICIA         4612 WELDON AVENUE            TREVOSE                  PA     19047
54       SBC101     800425944  MICKLO GLENN M          45 MADISON ROAD               HERMINIE                 PA     15637
54       SBC101     800426249  VINTON GUADALUPE        410 WELLS STREET              IMMOKALEE                FL     34142
54       SBC101     800427056  SPENARD RICHARD T SR    20 EDGEHILL ROAD              GLEN ROCK                PA     17327
54       SBC101     800428435  STYRA LISA ANN          181 REAR DAVID ROAD           DURHAM                   CT     06422
54       SBC101     800431751  GONZALES JOSEPH G       5122 WEST NEVADA PLACE        DENVER                   CO     80219
54       SBC101     800432320  MORGAN KATHLEEN A       214 BERKLEY AVENUE            PITTSBURGH               PA     15221
54       SBC101     800433393  GUARDADO RICHARD E      1321 LOCUST STREET            READING                  PA     19604
54       SBC101     800434524  PLUMMER MARJORIE J      4004 SAN RAFAEL STREET        TAMPA                    FL     33629
54       SBC101     800436313  LEWIS DAMIAN            55 KENT ROAD                  ISLAND PARK              NY     11558
54       SBC101     800439184  BARNES HAMLET JR        1925 MARKET STREET            HARRISBURG               PA     17104
54       SBC101     800439291  STAMBAUGH JODY R        1464 WHITEFORD ROAD           YORK                     PA     17402
54       SBC101     800439853  GORMAN JAMES E          10652 WATONGA DRIVE           CHESTERTOWN              MD     21620
54       SBC101     800440638  WALLS SHERRIE M         15813 GULF BOULEVARD          REDINGTON BEACH          FL     33708
54       SBC101     800442246  SLAVIK JOSEPH F JR      8918 67TH STREET              PINELLAS PARK            FL     33782
54       SBC101     800442295  SPENCE CORNELL          3001 LASSITER ROAD            APEX                     NC     27502
54       SBC101     800444135  TORREY MARY ELIZABETH   119 TAPAWINGO ROAD SW         VIENNA                   VA     22180
54       SBC101     800446395  TRINH NAM               41 ROGERS AVENUE              ROCHESTER                NY     14606
54       SBC101     800446585  RUIZ JOSEFINA DELGADO   6220 CR 17 SOUTH              SEBRING                  FL     33870
54       SBC101     800446635  CAUDILL DEANNA          743 42ND AVENUE NORTHEAST     ST PETERSBURG            FL     33703
54       SBC101     800449373  BROWN JAMES J           245 22ND AVENUE NORTHEAST     NAPLES                   FL     34120
54       SBC101     800453391  WRIGHT DELORES BREWTON  14690 SOUTHEAST 44TH AVE      STARKE                   FL     32091
54       SBC102     800150872  MITCHELL WILLIE MAE     129 COMMONWEALTH DR           WYANDANCH                NY     11798
54       SBC102     800304552  MILLER DALE OWEN        150 STOEBNER WAY              PITTSBURGH               PA     15206
54       SBC102     800304560  MILLER DALE OWEN        8023 NIMICK PLACE             PITTSBURGH               PA     15221
54       SBC102     800312928  PAVLINICH EDWARD P      319 DEER LANE                 ROCHESTER                PA     15074
54       SBC102     800318842  NEGRONI DOMINGO A       11 ROBERTSON DRIVE            MIDDLETOWN               NY     10940
54       SBC102     800327538  KINER CASSANDRA         72 SAWYER STREET              ROCHESTER                NY     14619
54       SBC102     800342065  TRAVIS WILLIAM L        62 TRAVIS ROAD                GREENE                   NY     13778
54       SBC102     800352833  EDWARDS LAWRENCE        1284 PIMA WAY                 BULLHEAD CITY            AZ     86442
54       SBC102     800354862  FELDKAMP GERALD D       4602 EAST LESTER STREET       TUCSON                   AZ     85712
54       SBC102     800355885  HUDOCK JOSEPH           75 CHESTNUT STREET            BRIDGEWATER              NJ     08807
54       SBC102     800356560  SMITH JAMES P JR        165 NORTH RIDGE DRIVE         HASTINGS                 NY     13036
54       SBC102     800364903  RUIZ BALENTIN           2037 EAST YALE STREET         PHOENIX                  AZ     85006
54       SBC102     800367336  DIAZ EDUARDO R          61 ROUTE 560                  SANDYSTON                NJ     07851
54       SBC102     800373680  SORILLO ELNORA R        3108 RHEIMS ROAD              BALTIMORE                MD     21244
54       SBC102     800375560  ACETO ERGOLO L          10 LONGBOW DRIVE              WEST WARWICK             RI     02893
54       SBC102     800384125  NAPOLITANO ANTHONY G    953 NORTH HILL ROAD           BALTIMORE                MD     21818
54       SBC102     800393654  SANDREY MICHAEL         40 SUNNYBROOK LANE            CLINTON                  CT     06413
54       SBC102     800396301  DAWSON KENNETH          46 NASSAU ROAD                POUGHKEEPSIE             NY     12601
54       SBC102     800397283  KEYS ETHEL L            3701 BELLAIRE ROAD            PHILADELPHIA             PA     19154
54       SBC102     800401051  SERROUKAS MARY          706 SCHOOL STREET             BALDWIN                  NY     11510
54       SBC102     800403412  SILINSKAS LINDA M       2017 MARNE HIGHWAY            HAINESPORT TWP           NJ     08036
54       SBC102     800412744  JOLLY HUBERT            172-22 AMELIA ROAD            JAMAICA                  NY     11434
54       SBC102     800412835  DURAN JEFFREY M         2109 ONTARIO DRIVE            COLORADO SPINGS          CO     80910
54       SBC102     800413759  RIVERA FRANK            15 VALENTINE STREET           ROOSEVELT                NY     11575
54       SBC102     800414575  GONZALEZ CRUZ           202 WINDSOR WAY               STROUDSBURG              PA     18360
54       SBC102     800419608  FIGUEROA NELSON         10 CAMPBELL STREET            AMITYVILLE               NY     11701



                                    Principal        Cut-off Date     First
                                   Balance at          Principal     Payment     Maturity    Rem      Date
Pool ID  Sale ID     Account       Origination          Balance        Date        Date      Term      Due
-------------------------------------------------------------------------------------------------------------
54       SBC101     800406290     126,000.00         126,000.00     12/01/97     11/01/12   179.00  01/31/00
54       SBC101     800408601      20,800.00          20,800.00     12/01/97     11/01/12   179.00  01/31/00
54       SBC101     800410615     124,000.00         124,000.00     12/03/97     11/03/27   359.08  01/31/00
54       SBC101     800411795      68,000.00          67,963.79     11/15/97     10/15/12   178.45  01/31/00
54       SBC101     800412462      58,000.00          58,000.00     12/07/97     11/07/27   359.21  01/31/00
54       SBC101     800414617      45,338.00          45,177.55     11/22/97     10/22/12   178.68  01/31/00
54       SBC101     800417859      63,000.00          63,000.00     11/28/97     10/28/12   178.88  01/31/00
54       SBC101     800418006      75,650.00          75,650.00     12/13/97     11/13/17   239.41  01/31/00
54       SBC101     800418873      48,025.00          47,972.77     12/03/97     11/03/12   179.08  01/31/00
54       SBC101     800419368      97,500.00          97,500.00     12/13/97     11/13/27   359.41  01/31/00
54       SBC101     800419715      37,800.00          37,800.00     12/04/97     11/04/12   179.11  01/31/00
54       SBC101     800421638      27,200.00          27,200.00     12/17/97     11/17/12   179.54  01/31/00
54       SBC101     800422263      79,050.00          79,050.00     12/11/97     11/11/12   179.34  01/31/00
54       SBC101     800423204      68,000.00          68,000.00     11/24/97     10/24/27   358.75  01/31/00
54       SBC101     800423899      47,600.00          47,547.35     11/15/97     10/15/12   178.45  01/31/00
54       SBC101     800425944      26,000.00          25,851.29     12/10/97     11/10/12   179.31  01/31/00
54       SBC101     800426249      54,900.00          54,900.00     12/05/97     11/05/17   239.15  01/31/00
54       SBC101     800427056      95,920.00          95,594.45     12/01/97     11/01/12   179.00  01/31/00
54       SBC101     800428435      95,000.00          95,000.00     12/01/97     11/01/12   179.00  01/31/00
54       SBC101     800431751      77,000.00          77,000.00     01/01/98     12/01/27   360.00  01/31/00
54       SBC101     800432320      63,000.00          63,000.00     12/13/97     11/13/12   179.41  01/31/00
54       SBC101     800433393      44,880.00          44,797.53     11/24/97     10/24/27   358.75  01/31/00
54       SBC101     800434524      93,600.00          93,600.00     12/05/97     11/05/27   359.15  01/31/00
54       SBC101     800436313     100,000.00          99,857.03     12/01/97     11/01/12   179.00  01/31/00
54       SBC101     800439184      63,000.00          63,000.00     12/01/97     11/01/27   359.00  01/31/00
54       SBC101     800439291      67,900.00          67,900.00     12/07/97     11/07/12   179.21  01/31/00
54       SBC101     800439853     110,500.00         110,500.00     12/10/97     11/10/27   359.31  01/31/00
54       SBC101     800440638     100,000.00         100,000.00     12/13/97     11/13/27   359.41  01/31/00
54       SBC101     800442246      52,000.00          52,000.00     12/10/97     11/10/12   179.31  01/31/00
54       SBC101     800442295      65,800.00          65,800.00     12/03/97     11/03/27   359.08  01/31/00
54       SBC101     800444135     144,800.00         144,800.00     12/10/97     11/10/27   359.31  01/31/00
54       SBC101     800446395      28,700.00          28,683.30     10/01/97     09/01/27   357.00  01/31/00
54       SBC101     800446585      21,200.00          21,200.00     12/01/97     11/01/07   119.00  01/31/00
54       SBC101     800446635      50,250.00          50,250.00     12/12/97     11/12/27   359.38  01/31/00
54       SBC101     800449373      72,800.00          72,800.00     12/17/97     11/17/27   359.54  01/31/00
54       SBC101     800453391      79,050.00          79,050.00     12/17/97     11/17/27   359.54  01/31/00
54       SBC102     800150872      54,500.00          54,152.06     05/04/97     04/04/12   172.08  01/31/00
54       SBC102     800304552      12,000.00          11,947.78     10/02/97     09/02/12   177.04  01/31/00
54       SBC102     800304560      10,000.00           9,956.48     10/02/97     09/02/12   177.04  01/31/00
54       SBC102     800312928      25,800.00          25,800.00     11/27/97     10/27/12   178.85  01/31/00
54       SBC102     800318842      52,000.00          52,000.00     12/01/97     11/01/27   359.00  01/31/00
54       SBC102     800327538      40,950.00          40,846.40     11/27/97     10/27/12   178.85  01/31/00
54       SBC102     800342065      20,000.00          20,000.00     11/20/97     10/20/12   178.62  01/31/00
54       SBC102     800352833      30,000.00          29,942.67     11/01/97     10/01/12   178.00  01/31/00
54       SBC102     800354862      61,200.00          61,200.00     11/01/97     10/01/12   178.00  01/31/00
54       SBC102     800355885      40,000.00          39,894.01     10/24/97     09/24/12   177.76  01/31/00
54       SBC102     800356560      74,320.00          74,320.00     12/01/97     11/01/27   359.00  01/31/00
54       SBC102     800364903      40,700.00          40,629.48     11/01/97     10/01/12   178.00  01/31/00
54       SBC102     800367336      99,450.00          99,444.41     11/28/97     10/28/12   178.88  01/31/00
54       SBC102     800373680      81,600.00          81,537.00     11/08/97     10/08/17   238.22  01/31/00
54       SBC102     800375560      74,500.00          74,500.00     12/05/97     11/05/12   179.15  01/31/00
54       SBC102     800384125      56,800.00          56,800.00     12/03/97     11/03/12   179.08  01/31/00
54       SBC102     800393654      55,000.00          55,000.00     12/19/97     11/19/12   179.61  01/31/00
54       SBC102     800396301     109,200.00         109,200.00     12/19/97     11/19/27   359.61  01/31/00
54       SBC102     800397283      67,500.00          67,386.08     11/15/97     10/15/12   178.45  01/31/00
54       SBC102     800401051      98,175.00          98,175.00     12/01/97     11/01/12   179.00  01/31/00
54       SBC102     800403412      99,540.00          99,540.00     12/01/97     11/01/27   359.00  01/31/00
54       SBC102     800412744      93,800.00          93,800.00     12/01/97     11/01/27   359.00  01/31/00
54       SBC102     800412835      60,800.00          60,800.00     12/01/97     11/01/27   359.00  01/31/00
54       SBC102     800413759      70,000.00          70,000.00     11/24/97     10/24/12   178.75  01/31/00
54       SBC102     800414575     198,000.00         198,000.00     12/13/97     11/13/27   359.41  01/31/00
54       SBC102     800419608      80,000.00          80,000.00     11/20/97     10/20/12   178.62  01/31/00



                                Original   Current    Scheduled
                                   LTV     Mortgage    Payment
Pool ID  Sale ID     Account      Ratio      Rate     Int & Prin
---------------------------------------------------------------
54       SBC101     800406290     90.0     10.800      1,180.92
54       SBC101     800408601     36.4     10.450        229.28
54       SBC101     800410615     80.0     12.250      1,299.39
54       SBC101     800411795     80.0     10.300        611.88
54       SBC101     800412462     60.7     10.150        515.43
54       SBC101     800414617     65.7     10.900        512.47
54       SBC101     800417859     75.0     11.250        611.89
54       SBC101     800418006     85.0      9.800        720.04
54       SBC101     800418873     85.0     10.800        450.11
54       SBC101     800419368     75.0     13.100      1,086.17
54       SBC101     800419715     70.0     11.750        381.56
54       SBC101     800421638     85.0     12.500        290.29
54       SBC101     800422263     85.0     10.950        749.83
54       SBC101     800423204     83.9     12.750        738.95
54       SBC101     800423899     70.0      9.950        415.97
54       SBC101     800425944     37.1      9.150        266.03
54       SBC101     800426249     90.0     10.950        564.80
54       SBC101     800427056     80.0     10.500        877.42
54       SBC101     800428435     29.2      9.300        784.99
54       SBC101     800431751     73.3     12.000        792.03
54       SBC101     800432320     90.0     10.550        578.64
54       SBC101     800433393     79.4     13.500        514.06
54       SBC101     800434524     78.0      9.850        811.05
54       SBC101     800436313     80.0     12.600      1,075.02
54       SBC101     800439184     90.0     11.300        614.29
54       SBC101     800439291     84.9     11.750        685.39
54       SBC101     800439853     85.0     11.650      1,106.94
54       SBC101     800440638     80.0     10.750        933.48
54       SBC101     800442246     80.0     11.750        524.89
54       SBC101     800442295     79.2     13.250        740.76
54       SBC101     800444135     80.0     10.250      1,297.55
54       SBC101     800446395     70.0     11.950        294.11
54       SBC101     800446585     80.0      9.900        278.99
54       SBC101     800446635     75.0     11.750        507.23
54       SBC101     800449373     65.0     11.550        723.71
54       SBC101     800453391     85.0     12.500        843.67
54       SBC102     800150872     89.3     12.250        571.10
54       SBC102     800304552     60.0     10.350        131.53
54       SBC102     800304560     50.0     10.350        109.61
54       SBC102     800312928     60.0     11.750        305.51
54       SBC102     800318842     77.0     12.800        567.11
54       SBC102     800327538     90.0     11.150        394.62
54       SBC102     800342065     29.6     10.450        182.20
54       SBC102     800352833     57.6     13.350        386.51
54       SBC102     800354862     85.0     11.600        610.73
54       SBC102     800355885     40.0     11.450        394.59
54       SBC102     800356560     80.0     10.850        699.36
54       SBC102     800364903     84.9     11.900        415.52
54       SBC102     800367336     85.0     12.500      1,061.39
54       SBC102     800373680     80.0     14.000      1,014.71
54       SBC102     800375560     80.9     12.600        800.89
54       SBC102     800384125     80.0     13.300        641.67
54       SBC102     800393654     43.6     11.000        523.78
54       SBC102     800396301     82.7      9.800        942.21
54       SBC102     800397283     75.0     11.000        642.82
54       SBC102     800401051     85.0     12.450      1,043.97
54       SBC102     800403412     90.0     11.050        951.71
54       SBC102     800412744     70.0     11.800        950.42
54       SBC102     800412835     80.0     13.750        708.39
54       SBC102     800413759     70.0     11.300        682.54
54       SBC102     800414575     90.0      9.400      1,650.46
54       SBC102     800419608     80.0     10.990        761.25


ALLIANCE FUNDING                                            Sale Schedule - Group 1, Sub-Pool I
A division of Superior Bank FSB           1997-4 Class 1 - Initial of Fixed Rate Mortgages  -  Settlement 12/22/97
                                                                                                                   Page 5  12/18/97

                                                                                                                      Zip
Pool ID  Sale ID     Account      Name                    Address                       City                 State   Code
----------------------------------------------------------------------------------------------------------------------------
54       SBC102     800421117  SOLOMON YVETTE B        1211 FARGO STREET SOUTH       SAINT PETERSBURG         FL     33712
54       SBC102     800426207  WINDWARD MICHAEL B      701 WEST SPRINGBANK AVENUE    ORANGE CITY              FL     32763
54       SBC102     800430985  STANCO DAVID G          164 JUDD FARM ROAD            WATERTOWN                CT     06795
54       SBC102     800432478  RICHARDSON ROBINA G     138 ANDERSON STREET           SUMTER                   SC     29150
54       SBC102     800435646  WILLIAMS CLEO           44 PROSPECT STREET            TRENTON                  NJ     08618
54       SBC102     800437642  SLAFMAN DAVID           4719 4TH STREET               PHILADELPHIA             PA     19120
54       SBC102     800438665  WALKER ELEANOR          1054 EDGEMOOR AVENUE          SEBRING                  FL     33870
54       SBC102     800440109  BECKTON LOUIS L         3301 ELFERS PARKWAY           NEW PORT RICHEY          FL     34655
54       SBC102     800445785  COTTON ROBERT           762 PRESTON AVENUE SOUTH      ST PETERSBURG            FL     33701
54       SBC102     800448268  BLACKWOOD BRIAN         170-05 FOCH BOULEVARD         JAMAICA                  NY     11434
54       SBC102     800450595  ASSO PAULE              22 RANDOLPH PLACE NW          WASHINGTON               DC     20001
54       SBC102     800450777  PURVIS KENT             1027 ONTARIO STREET           JACKSONVILLE             FL     32254
54       SBC102     800450959  ALLEN VENICE M          5127 CRAWFORDSVILLE DRIVE     PORT CHARLOTTE           FL     33948
54       SBC102     800451916  DARTY SHAWN             5438 NORTH MARVINE STREET     PHILADELPHIA             PA     19141
54       SBC102     800454035  ENSULO ANTHONY          14 BOGOTA ROAD                MASTIC BEACH             NY     11951
54       SBC102     800457517  STANCHI CHRISTOPHE W    12399 HANLEY DRIVE            SPRING HILL              FL     34608
54       SBC102     800460289  JONES MARCELL           NORTH HIGHWAY 221             GREENVILLE               FL     32331
54       SBC102     800461451  TRAMMEL GWENDOLYN C     596 NOTTINGHAM ROAD           ELKTON                   MD     21921
54       SBC108     800313546  FORD DENNIS L           7227 CLINTON ROAD             UPPER DARBY TWP          PA     19082
54       SBC108     800359382  HICKMAN TIMOTHY         152 LENOX AVENUE              GREENBROOK               NJ     08812
54       SBC108     800381246  ZIPP JAMES              22 WEST DRIVE                 BAYSHORE                 NY     11706
54       SBC108     800396293  PYLE NATE N             417 GERTRUDE DRIVE            DALLESPORT               WA     98617
54       SBC108     800400020  BERRY RUTH ANN          2811 EUTAW ROAD               HOLLY HILL               SC     29059
54       SBC108     800405029  SNYDER PHYLLIS          249 WEST COULTER STREET       PHILADELPHIA             PA     19144
54       SBC108     800417941  MCCLELLAN JAMES L       3 LONG ROAD                   MYERSTOWN                PA     17067
54       SBC108     800417966  CARPENTER CYNTHIA A     PO BOX 424                    STANARDSVILLE            VA     22973
54       SBC108     800425266  STREAMS THOMAS          1120 STERRETT STREET          BALTIMORE                MD     21230
54       SBC108     800426371  BRITZKE THOMAS          76 PENN AVENUE                EXETER                   PA     18643
54       SBC108     800426983  WISE LEMUEL R           1633 EAST 32ND STREET         BALTIMORE                MD     21218
54       SBC108     800432916  MCGRAW ELIZABETH        1800 N PORT STREET            BALTIMORE                MD     21213
54       SBC108     800436594  SMITH, JIMMY RAY        216 IRVING STREET             LONGVIEW                 TX     75605
54       SBC108     800443087  LEUNG YUE XIN           8 SANDY HOLLOW COURT          RIVERHEAD                NY     11901
54       SBC108     800447070  GRAY RONALD             4101 28TH STREET              MT RANIER                MD     20712
54       SBC108     800449225  OLIVERIA CYNTHIA        117 S CATHERINE STREET        BALTIMORE                MD     21223
54       SBC108     800456162  PITURACHSATI SUVICHARN  807 WALNUT STREET             COULEE DAM               WA     99116
54       SBC108     800464190  MACON ARTHUR            112 VALLEY SPRINGS ROAD       COLUMBIA                 SC     29223
54       SBC99      800305666  OSSONT LYNN H           533 HAYES ROAD                DUNDEE                   NY     14837
54       SBC99      800310971  BELL GEORGE III         3 LOS ANGELES DRIVE           MYSTIC ISLAND            NJ     08087
54       SBC99      800317810  MCRAE ROBERT            93 HEDDEN TERRACE             NEWARK                   NJ     07108
54       SBC99      800327850  BAYKO MARY JANE         14531 RIDGE ROAD              NORTH HUNTINGTON         PA     15642
54       SBC99      800336166  WAITS DAVID LYNN        6339 JOHN WEST ROAD           DOUGLASVILLE             GA     30134
54       SBC99      800356818  STEPHENS HAROLD R       12391 WADSWORTH ROAD          RITTMAN                  OH     44270
54       SBC99      800356933  SINGLETERY ALOHA P      111 JOHNSON STREET            BUFFALO                  NY     14212
54       SBC99      800360729  LOVELACE HAROLD G       204 VERMONT AVE               PROVIDENCE               RI     02905
54       SBC99      800376444  AXUM MCHEZAJI A         129 TUCKERMAN STREET NE       WASHINGTON               DC     20011
54       SBC99      800386385  SANCHEZ SERGIO A        92 MEEKER COURT               MANASSAS PARK            VA     22111
54       SBC99      800389173  TAYLOR NORMAN L         310 KIER STREET               KINGMAN                  AZ     86401
54       SBC99      800392722  SERAFIM JOHN A          29 MILLBOURNE AVENUE          UPPER DARBY              PA     19082
54       SBC99      800394215  KIPFER DAVID W          16333 OLYMPIC VIEW ROAD NW    SILVERDALE               WA     98383
54       SBC99      800396392  MCCLAIN HENRY F         19196 EAST OXFORD DRIVE       AURORA                   CO     80013
54       SBC99      800396939  EMMERT TAMMY G          222 WEST WATER STREET         LANSFORD                 PA     18232
54       SBC99      800401218  ANDERSON STEVEN L       407 GREENWICH STREET          PHILADELPHIA             PA     19146
54       SBC99      800403255  DRAKEFORD BETTY P       169 MORNING SIDE DRIVE        COLUMBIA                 SC     29210
54       SBC99      800405243  ALLEN LOREN P           437 N BEAVER STREET           YORK                     PA     17401
54       SBC99      800406456  PASSLER ERNST F JR      8507 MOULTON DRIVE            PORT RICHEY              FL     34668
54       SBC99      800406738  WELLS JANETTE JAQUINTA  2735 6TH STREET SOUTH         ST PETERSBURG            FL     33705
54       SBC99      800409856  WING ROSITA M           5712 BURLINGTON AVE NORTH     ST PETERSBURG            FL     33710
54       SBC99      800410185  BACKER A CHARLES        37122 BELFORD COURT           ZEPHYRHILLS              FL     33149
54       SBC99      800412728  TOURNADE MARY LAVON     109 PALM AVENUE               AUBURNDALE               FL     33823
54       SBC99      800413510  MORGAN ROBERT           1257 PENINSULA TRACE          LAWRENCEVILLE            GA     30244
54       SBC99      800417917  BRODEUR DALE R          645 SLOOP POINT LANE          KURE BEACH               NC     28449
54       SBC99      800425068  OYEWOLETURNE ALICE      140-02 LINDEN BOULEVARD       SOUTH OZONE PARK         NY     11436




                                    Principal        Cut-off Date     First
                                   Balance at          Principal     Payment     Maturity    Rem      Date
Pool ID  Sale ID     Account       Origination          Balance        Date        Date      Term      Due
-------------------------------------------------------------------------------------------------------------
54       SBC102     800421117      46,750.00          46,635.58     12/01/97     11/01/12   179.00  01/31/00
54       SBC102     800426207      47,600.00          47,600.00     12/17/97     11/17/12   179.54  01/31/00
54       SBC102     800430985      82,000.00          82,000.00     12/17/97     11/17/12   179.54  01/31/00
54       SBC102     800432478      59,500.00          59,500.00     12/21/97     11/21/12   179.67  01/31/00
54       SBC102     800435646      80,500.00          80,500.00     12/13/97     11/13/12   179.41  01/31/00
54       SBC102     800437642      24,500.00          24,500.00     12/06/97     11/06/27   359.18  01/31/00
54       SBC102     800438665      18,000.00          18,000.00     12/17/97     11/17/12   179.54  01/31/00
54       SBC102     800440109      37,800.00          37,800.00     12/07/97     11/07/27   359.21  01/31/00
54       SBC102     800445785      45,050.00          45,050.00     12/19/97     11/19/27   359.61  01/31/00
54       SBC102     800448268     140,250.00         140,250.00     12/01/97     11/01/27   359.00  01/31/00
54       SBC102     800450595     120,600.00         120,600.00     12/07/97     11/07/27   359.21  01/31/00
54       SBC102     800450777      35,000.00          35,000.00     12/17/97     11/17/07   119.54  01/31/00
54       SBC102     800450959      68,000.00          68,000.00     12/21/97     11/21/27   359.67  01/31/00
54       SBC102     800451916      32,800.00          32,800.00     12/17/97     11/17/12   179.54  01/31/00
54       SBC102     800454035     123,250.00         123,250.00     12/18/97     11/18/27   359.57  01/31/00
54       SBC102     800457517      49,500.00          49,500.00     12/19/97     11/19/27   359.61  01/31/00
54       SBC102     800460289      44,000.00          44,000.00     12/17/97     11/17/27   359.54  01/31/00
54       SBC102     800461451      92,800.00          92,800.00     12/17/97     11/17/27   359.54  01/31/00
54       SBC108     800313546      28,000.00          27,981.04     07/27/97     06/27/12   174.84  01/31/00
54       SBC108     800359382     153,000.00         153,000.00     12/14/97     11/14/27   359.44  01/31/00
54       SBC108     800381246      81,000.00          81,000.00     12/20/97     11/20/27   359.64  01/31/00
54       SBC108     800396293      55,355.00          55,355.00     01/01/98     12/01/27   360.00  01/31/00
54       SBC108     800400020      12,305.00          12,305.00     12/01/97     11/01/12   179.00  01/31/00
54       SBC108     800405029      38,500.00          38,500.00     12/18/97     11/18/27   359.57  01/31/00
54       SBC108     800417941     115,000.00         115,000.00     12/21/97     11/21/27   359.67  01/31/00
54       SBC108     800417966      62,400.00          62,400.00     11/21/97     10/21/12   178.65  01/31/00
54       SBC108     800425266      40,800.00          40,800.00     12/01/97     11/01/12   179.00  01/31/00
54       SBC108     800426371      48,780.00          48,780.00     12/19/97     11/19/12   179.61  01/31/00
54       SBC108     800426983      56,000.00          56,000.00     12/01/97     11/01/27   359.00  01/31/00
54       SBC108     800432916      25,600.00          25,600.00     12/06/97     11/06/12   179.18  01/31/00
54       SBC108     800436594      32,500.00          32,500.00     01/01/98     12/01/27   360.00  01/31/00
54       SBC108     800443087     140,250.00         140,250.00     12/18/97     11/18/27   359.57  01/31/00
54       SBC108     800447070      67,125.00          67,125.00     12/12/97     11/12/27   359.38  01/31/00
54       SBC108     800449225      23,100.00          23,100.00     12/14/97     11/14/12   179.44  01/31/00
54       SBC108     800456162      34,500.00          34,500.00     01/01/98     12/01/27   360.00  01/31/00
54       SBC108     800464190     174,250.00         174,250.00     12/19/97     11/19/27   359.61  01/31/00
54       SBC99      800305666      64,600.00          63,763.17     11/01/97     10/01/27   358.00  01/31/00
54       SBC99      800310971      25,000.00          25,000.00     11/01/97     10/01/12   178.00  01/31/00
54       SBC99      800317810      54,600.00          54,559.08     11/01/97     10/01/27   358.00  01/31/00
54       SBC99      800327850      76,000.00          75,898.19     10/02/97     09/02/27   357.04  01/31/00
54       SBC99      800336166      52,000.00          52,000.00     12/01/97     11/01/27   359.00  01/31/00
54       SBC99      800356818     136,000.00         136,000.00     12/01/97     11/01/27   359.00  01/31/00
54       SBC99      800356933      38,250.00          38,250.00     12/03/97     11/03/27   359.08  01/31/00
54       SBC99      800360729      66,400.00          66,400.00     11/23/97     10/23/12   178.72  01/31/00
54       SBC99      800376444      10,000.00          10,000.00     11/06/97     10/06/12   178.16  01/31/00
54       SBC99      800386385      89,200.00          89,200.00     12/01/97     11/01/12   179.00  01/31/00
54       SBC99      800389173      38,450.00          38,450.00     12/01/97     11/01/12   179.00  01/31/00
54       SBC99      800392722      40,000.00          39,909.90     11/20/97     10/20/12   178.62  01/31/00
54       SBC99      800394215     126,000.00         126,000.00     12/01/97     11/01/12   179.00  01/31/00
54       SBC99      800396392      88,000.00          88,000.00     12/01/97     11/01/27   359.00  01/31/00
54       SBC99      800396939      27,900.00          27,843.90     12/03/97     11/03/27   359.08  01/31/00
54       SBC99      800401218      20,800.00          20,747.96     12/01/97     11/01/12   179.00  01/31/00
54       SBC99      800403255      72,450.00          72,450.00     12/01/97     11/01/27   359.00  01/31/00
54       SBC99      800405243      34,800.00          34,711.72     12/01/97     11/01/27   359.00  01/31/00
54       SBC99      800406456      23,500.00          23,500.00     12/01/97     11/01/12   179.00  01/31/00
54       SBC99      800406738      43,200.00          43,200.00     11/28/97     10/28/17   238.88  01/31/00
54       SBC99      800409856      46,750.00          46,629.20     11/10/97     10/10/12   178.29  01/31/00
54       SBC99      800410185      34,000.00          33,978.59     11/27/97     10/27/17   238.85  01/31/00
54       SBC99      800412728      43,900.00          43,900.00     12/01/97     11/01/27   359.00  01/31/00
54       SBC99      800413510      89,100.00          89,100.00     12/01/97     11/01/12   179.00  01/31/00
54       SBC99      800417917      82,500.00          82,475.77     11/24/97     10/24/27   358.75  01/31/00
54       SBC99      800425068     135,000.00         135,000.00     12/01/97     11/01/12   179.00  01/31/00



                                Original   Current    Scheduled
                                   LTV     Mortgage    Payment
Pool ID  Sale ID     Account      Ratio      Rate     Int & Prin
---------------------------------------------------------------
54       SBC102     800421117     82.0     12.450        497.13
54       SBC102     800426207     80.0      9.800        505.70
54       SBC102     800430985     45.5     10.600        756.22
54       SBC102     800432478     85.0     11.400        691.29
54       SBC102     800435646     70.0     11.850        818.75
54       SBC102     800437642     70.0     11.750        247.31
54       SBC102     800438665     50.7     10.150        195.08
54       SBC102     800440109     90.0      9.750        324.76
54       SBC102     800445785     85.0     11.150        434.14
54       SBC102     800448268     85.0     11.950      1,437.23
54       SBC102     800450595     90.0     11.300      1,175.92
54       SBC102     800450777     74.4     10.650        475.22
54       SBC102     800450959     80.0     11.750        686.40
54       SBC102     800451916     80.0     13.250        420.41
54       SBC102     800454035     85.0     12.000      1,267.77
54       SBC102     800457517     90.0     10.800        463.93
54       SBC102     800460289     80.0     13.500        503.98
54       SBC102     800461451     80.0     13.250      1,044.72
54       SBC108     800313546     80.0     14.300        338.42
54       SBC108     800359382     90.0     11.550      1,520.99
54       SBC108     800381246     90.0      9.900        704.85
54       SBC108     800396293     70.0     11.000        527.16
54       SBC108     800400020     68.3     10.350        134.88
54       SBC108     800405029     70.0     10.400        349.30
54       SBC108     800417941     60.5      9.550        971.18
54       SBC108     800417966     80.0     12.350        658.71
54       SBC108     800425266     80.0     13.400        464.12
54       SBC108     800426371     90.0     10.650        451.69
54       SBC108     800426983     80.0     12.990        619.03
54       SBC108     800432916     80.0     12.500        273.22
54       SBC108     800436594     58.0     13.240        365.62
54       SBC108     800443087     85.0     10.400      1,272.45
54       SBC108     800447070     75.0     11.400        659.62
54       SBC108     800449225     70.0     10.900        218.24
54       SBC108     800456162     75.0     10.750        322.05
54       SBC108     800464190     85.0     10.050      1,535.61
54       SBC99      800305666     85.0     13.550        742.48
54       SBC99      800310971     30.4     11.050        284.93
54       SBC99      800317810     70.0     12.100        565.83
54       SBC99      800327850     80.0     12.550        814.07
54       SBC99      800336166     77.0     10.850        489.32
54       SBC99      800356818     85.0      9.950      1,188.47
54       SBC99      800356933     85.0     12.300        402.30
54       SBC99      800360729     80.0     12.600        713.82
54       SBC99      800376444     06.6     10.600         92.22
54       SBC99      800386385     80.0     12.750        969.33
54       SBC99      800389173     69.9      9.600        326.12
54       SBC99      800392722     52.6     10.600        368.89
54       SBC99      800394215     57.2     11.000      1,199.93
54       SBC99      800396392     80.0     13.750      1,025.30
54       SBC99      800396939     90.0     11.300        272.04
54       SBC99      800401218     66.0     10.250        186.39
54       SBC99      800403255     90.0      9.990        635.27
54       SBC99      800405243     80.0     10.550        319.63
54       SBC99      800406456     50.0     10.750        263.42
54       SBC99      800406738     90.0     10.375        427.68
54       SBC99      800409856     85.0     10.990        444.86
54       SBC99      800410185     85.0     11.250        356.75
54       SBC99      800412728     62.7     12.500        468.53
54       SBC99      800413510     90.0     10.650        825.04
54       SBC99      800417917     52.0      9.900        717.91
54       SBC99      800425068     90.0     11.850      1,373.06


ALLIANCE FUNDING                                            Sale Schedule - Group 1, Sub-Pool I
A division of Superior Bank FSB           1997-4 Class 1 - Initial of Fixed Rate Mortgages  -  Settlement 12/22/97
                                                                                                                   Page 6  12/18/97

                                                                                                                      Zip
Pool ID  Sale ID     Account      Name                    Address                       City                 State   Code
----------------------------------------------------------------------------------------------------------------------------
54       SBC99      800425134  DELAROSA RICHARD R      2002 RICHLAND DRIVE           ABILENE                  TX     79603
54       SBC99      800426389  KOINOGLOU NANCY         370 GREENE AVENUE             SAYVILLE                 NY     11782
54       SBC99      800430084  CAVALIERE JOHN          785 SHELBOURNE ROAD           UPPER DARBY              PA     19082
54       SBC99      800436073  MEYER ARLENE VALERIE    590 55TH AVENUE NORTHEAST     ST PETERSBURG            FL     33703
54       SBC99      800438053  HAYES-MORRIS RUTH C     16133 NW 78TH TERRACE         ALACHUA                  FL     32615
54       SUPER FIX  800280117  O'CONNOR KEVIN M        816 MARLYN AVENUE             BALTIMORE                MD     21221
54       SUPER FIX  800291957  LIPPERT KIMBERLY ANN    37 LIMERICK ROAD              HERMINE                  PA     15637
54       SUPER FIX  800344228  SEWARD RODERICK J       962 CLAIRE DRIVE              LAKEWOOD                 NJ     08701
54       SUPER FIX  800358889  MCMATH GENE             669 SOUTH STATE LINE ROAD     SHARON                   PA     16146
54       SUPER FIX  800394900  ADAMS MARY B            6604 OAK ORCHARD CT           CLINTON                  MD     20735
54       SUPER FIX  800403784  BENFIELD DEAN A         1213 E PHILADELPHIA AVENUE    GILBERTSVILLE            PA     19525
54       SUPER FIX  800420408  NELKE VALTERS           109 SOUTH MAIN STREET         SOUTH TOMS RIVER         NJ     08757
54       SUPER FIX  800440448  COWDER LEO W            5009 SOUTH DRAWDY ROAD        PLANT CITY               FL     33567
54       SUPER FIX  800446510  CULBERTSON GRACE        3123 51ST STREET NORTH        ST PETERSBURG            FL     33710
54       SUPER FIX  800447690  LAPP PHILIP P           24 WOODLAWN DRIVE             SCHUYLKILL HAVEN         PA     17972
54       SUPER FIX  800454399  BENDECK NASSRY C        3210 71ST STREET NORTH        ST PETERSBURG            FL     33710
54       SUPER FIX  800463796  HUDDLESTON JAMES        7050 JENNER AVENUE            NEW PORT RICHEY          FL     34655
54       SUPER FIX  800469173  MCGILL DIANE E          1354 BRADFORD ROAD            FT MYERS                 FL     33901
54       SUPER FIX  800471658  JACKSON MARY E.         6864 16TH WAY SOUTH           ST PETERSBURG            FL     33712
54       SUPER FIX  800480758  DICKEY DONNA LYNN       1025 EAST SUMMERLIN STREET    BARTOW                   FL     33830
54       SUPER FIX  800481202  MENDLOWITZ HOPE T.      1217 STENEWAHEE AVENUE        SEBRING                  FL     33870
54       SUPER FIX  800483364  THEO HARRY              116 15TH AVENUE               WEST BABYLON             NY     11704
                    --------------------------------
                           332 Sale Total

55       MLC700     680152980  SMITH CARL              ROUTE 2 BOX 39M               OLD FORTE                NC     28762
55       MLC700     800141673  M'BENGUE AMADOU         1051 WAGNER AVENUE            PHILADELPHIA             PA     19141
55       MLC700     800249922  LINAREZ RAFAEL          571 SOUTH CLINTON AVENUE      TRENTON                  NJ     08611
55       MLC700     800256786  PICONE ROBERTO          67 NESCOPECK STREET           TAMAQUA                  PA     18252
55       MLC700     800269292  MOYER DONALD R          542 SOUTH 4TH STREET          HAMBURG                  PA     19526
55       MLC700     800272551  BRONG BRION R           916 DIMMICK STREET            DICKSON CITY             PA     18519
55       MLC700     800295354  TYLER ENOCH             115 TURNABOUT LANE            HUNTINGTOWN              MD     20639
55       MLC700     800314643  HUBBARD JOHN REGINALD   1319 SPRUCE STREET            READING                  PA     19602
55       MLC700     800321655  GLYNN SALLY ANN         872 SUN VALLEY                NORTH TONAWANDA          NY     14120
55       MLC700     800322471  HUTCHINSON JOSEPH       200 EVANS AVENUE              FREEPORT                 NY     11520
55       MLC700     800326068  SPRINGER MICHAEL E      14 PINE ROCK ROAD             SOUTHBURY                CT     06488
55       MLC700     800327785  ADAM ROGER F J          1351 WASHINGTON ROAD          PITTSBURGH               PA     15228
55       MLC700     800345043  INDAL KAMLA             2516 CURTIS STREET            EAST ELMHURST            NY     11369
55       MLC700     800353617  CHAMBERS ANDREW         4235 BURLINGTON AVENUE NOR    ST PETERSBURG            FL     33713
55       MLC700     800354920  SURGEON WILLIAM WALLACE 6700 SUITLAND ROAD            SUITLAND                 MD     20746
55       MLC700     800357220  CINO JOSEPH             2808 ADAMS STREET WEST        INVERNESS                FL     34453
55       MLC700     800362642  PALLOZZI RALPH A        190 GOTHIC ROAD               EARLTON                  NY     12058
55       MLC700     800364416  BOTSCH MICHAEL M        4565 ESSEX LANE               SPRING HILL              FL     34606
55       MLC700     800366197  FLORES SANDRA           1043 GREENWICH STREET         READING                  PA     19604
55       MLC700     800367708  GAYLE PHILMOUR          33 PAERDEGAT 7TH STREET       BROOKLYN                 NY     11236
55       MLC700     800368110  JOHNSON ESTHER          1827 LAUREL TERRACE           BELMAR                   NJ     07719
55       MLC700     800368987  KAMARA SAM              3476 EASTCHESTER ROAD         BRONX                    NY     10475
55       MLC700     800370140  KOLB WILLIAM V          510 SWEEZY AVENUE             RIVERHEAD                NY     11901
55       MLC700     800371270  SATTERLEE CHRISTINE P   2586 SOUTH 1000 WEST          SYRACUSE                 UT     84075
55       MLC700     800372856  TERRY AMAZIE            6222 LIMEKILN TURNPIKE        PHILADELPHIA             PA     19141
55       MLC700     800372906  DIXON WILLIAM           945 N 10TH STREET             READING                  PA     19604
55       MLC700     800374670  DAVIS KATHERINE J       1331 BARGEVIEW DRIVE          CHITTENANGO              NY     13037
55       MLC700     800374787  HANCOCK SHARON D        3014 WEST MASON PLACE #B      TAMPA                    FL     33629
55       MLC700     800375057  WRIGHT EVERLEAN G.      2750 NC HWY 20                SAINT PAULS              NC     28384
55       MLC700     800378309  HAINES WILLIAM E        6560 PAGODA TREE              HERNANDO                 FL     34442
55       MLC700     800379380  MUTH JOSEPH J           404 WEST ACADEMY STREET       WILKES BARRE             PA     18702
55       MLC700     800381097  HANERFELD PHILIP W      34 SOUTH 10TH STREET          MAHANOY CITY             PA     17948
55       MLC700     800382798  FLORES-CHAVE CARMELIA M 14 CAMINO LOMA                SANTA FE                 NM     87505
55       MLC700     800390189  STRAVATO JOHN M         483 ISLIP AVE                 ISLIP                    NY     11751
55       MLC700     800390197  EATMON DOFFES           813 FRANKLIN STREET           GOLDSBORO                NC     27530
55       MLC700     800395758  CRACE EDWIN G SR        175 ARKAYS AVENUE             SPRING HILL              FL     34609
55       MLC700     800396632  KELLY ALLAN S           110 TYLER LANE                DUNCANSVILLE             PA     16635
55       MLC700     800398992  DAVENPORT DAVID         228 ASH ROAD                  HAYESVILLE               NC     28904




                                    Principal        Cut-off Date     First
                                   Balance at          Principal     Payment     Maturity    Rem      Date
Pool ID  Sale ID     Account       Origination          Balance        Date        Date      Term      Due
-------------------------------------------------------------------------------------------------------------
54       SBC99      800425134       50,915.00          50,915.00     12/01/97     11/01/27   359.00  01/31/00
54       SBC99      800426389      157,600.00         157,600.00     11/28/97     10/28/12   178.88  01/31/00
54       SBC99      800430084       48,800.00          48,800.00     12/01/97     11/01/27   359.00  01/31/00
54       SBC99      800436073      106,200.00         105,946.31     11/28/97     10/28/27   358.88  01/31/00
54       SBC99      800438053      208,675.00         208,675.00     12/01/97     11/01/27   359.00  01/31/00
54       SUPER FIX  800280117       56,400.00          56,400.00     11/13/97     10/13/12   178.39  01/31/00
54       SUPER FIX  800291957       36,000.00          35,987.14     10/01/97     09/01/27   357.00  01/31/00
54       SUPER FIX  800344228       71,000.00          71,000.00     12/12/97     11/12/12   179.38  01/31/00
54       SUPER FIX  800358889       32,300.00          32,242.88     11/24/97     10/24/27   358.75  01/31/00
54       SUPER FIX  800394900      128,000.00         127,975.04     11/06/97     10/06/12   178.16  01/31/00
54       SUPER FIX  800403784       76,000.00          76,000.00     12/25/97     11/25/12   179.80  01/31/00
54       SUPER FIX  800420408       25,000.00          25,000.00     11/22/97     10/22/12   178.68  01/31/00
54       SUPER FIX  800440448       30,400.00          30,400.00     12/14/97     11/14/12   179.44  01/31/00
54       SUPER FIX  800446510       39,650.00          39,650.00     12/24/97     11/24/17   239.77  01/31/00
54       SUPER FIX  800447690       79,000.00          79,000.00     12/03/97     11/03/12   179.08  01/31/00
54       SUPER FIX  800454399       42,400.00          42,400.00     12/14/97     11/14/12   179.44  01/31/00
54       SUPER FIX  800463796       61,200.00          61,200.00     12/26/97     11/26/27   359.84  01/31/00
54       SUPER FIX  800469173       76,000.00          76,000.00     01/01/98     12/01/27   360.00  01/31/00
54       SUPER FIX  800471658       64,000.00          64,000.00     12/26/97     11/26/27   359.84  01/31/00
54       SUPER FIX  800480758       30,000.00          30,000.00     01/01/98     12/01/27   360.00  01/31/00
54       SUPER FIX  800481202       63,900.00          63,900.00     12/26/97     11/26/12   179.84  01/31/00
54       SUPER FIX  800483364      128,800.00         128,800.00     12/28/97     11/28/27   359.90  01/31/00
                    --------------------------------------------                             ------
                          332   22,312,058.00      22,293,965.22                             272.14

55       MLC700     680152980       56,700.00          56,418.77     05/02/97     04/02/27   352.01  01/31/00
55       MLC700     800141673       30,000.00          29,834.44     06/05/97     05/05/17   233.10  01/31/00
55       MLC700     800249922       15,400.00          15,369.51     11/01/97     10/01/12   178.00  01/31/00
55       MLC700     800256786       34,000.00          33,556.11     09/25/97     08/25/27   356.78  01/31/00
55       MLC700     800269292       25,000.00          24,957.90     10/24/97     09/24/12   177.76  01/31/00
55       MLC700     800272551       29,760.00          29,752.55     10/05/97     09/05/12   177.14  01/31/00
55       MLC700     800295354      110,500.00         110,500.00     09/07/97     08/07/27   356.19  01/31/00
55       MLC700     800314643       28,000.00          27,959.16     11/01/97     10/01/12   178.00  01/31/00
55       MLC700     800321655       35,000.00          34,911.00     12/01/97     11/01/27   359.00  01/31/00
55       MLC700     800322471      145,000.00         144,856.79     09/18/97     08/18/27   356.55  01/31/00
55       MLC700     800326068      150,000.00         149,902.57     10/16/97     09/16/12   177.50  01/31/00
55       MLC700     800327785      152,000.00         150,897.93     10/05/97     09/05/12   177.14  01/31/00
55       MLC700     800345043      140,000.00         140,000.00     10/17/97     09/17/12   177.53  01/31/00
55       MLC700     800353617       64,515.00          64,515.00     11/20/97     10/20/12   178.62  01/31/00
55       MLC700     800354920      100,800.00         100,800.00     10/26/97     09/26/27   357.83  01/31/00
55       MLC700     800357220       41,850.00          41,603.60     10/24/97     09/24/17   237.76  01/31/00
55       MLC700     800362642       62,900.00          62,769.99     11/23/97     10/23/12   178.72  01/31/00
55       MLC700     800364416       37,530.00          37,446.60     10/26/97     09/26/27   357.83  01/31/00
55       MLC700     800366197       32,000.00          31,993.24     11/17/97     10/17/27   358.52  01/31/00
55       MLC700     800367708      164,050.00         163,789.80     10/23/97     09/23/27   357.73  01/31/00
55       MLC700     800368110       87,000.00          87,000.00     11/06/97     10/06/12   178.16  01/31/00
55       MLC700     800368987      168,000.00         168,000.00     11/01/97     10/01/12   178.00  01/31/00
55       MLC700     800370140      139,400.00         139,286.44     11/22/97     10/22/27   358.68  01/31/00
55       MLC700     800371270       68,000.00          68,000.00     11/01/97     10/01/27   358.00  01/31/00
55       MLC700     800372856       31,850.00          31,850.00     11/13/97     10/13/17   238.39  01/31/00
55       MLC700     800372906       48,000.00          47,735.41     11/15/97     10/15/27   358.45  01/31/00
55       MLC700     800374670       90,000.00          89,875.55     11/07/97     10/07/27   358.19  01/31/00
55       MLC700     800374787      140,250.00         140,250.00     12/01/97     11/01/27   359.00  01/31/00
55       MLC700     800375057       38,652.00          38,598.72     11/21/97     10/21/27   358.65  01/31/00
55       MLC700     800378309       28,000.00          27,901.47     10/25/97     09/25/12   177.80  01/31/00
55       MLC700     800379380       66,000.00          66,000.00     11/08/97     10/08/27   358.22  01/31/00
55       MLC700     800381097       14,450.00          14,444.12     11/06/97     10/06/12   178.16  01/31/00
55       MLC700     800382798       34,000.00          33,815.36     10/12/97     09/12/12   177.37  01/31/00
55       MLC700     800390189       85,000.00          85,000.00     11/06/97     10/06/12   178.16  01/31/00
55       MLC700     800390197       72,000.00          72,000.00     11/17/97     10/17/27   358.52  01/31/00
55       MLC700     800395758       50,600.00          50,530.34     11/14/97     10/14/27   358.42  01/31/00
55       MLC700     800396632       70,000.00          69,791.82     11/06/97     10/06/12   178.16  01/31/00
55       MLC700     800398992       45,050.00          45,045.90     11/14/97     10/14/17   238.42  01/31/00



                                Original   Current    Scheduled
                                   LTV     Mortgage    Payment
Pool ID  Sale ID     Account      Ratio      Rate     Int & Prin
---------------------------------------------------------------
54       SBC99      800425134     85.0     11.750        513.94
54       SBC99      800426389     80.0     12.600      1,694.24
54       SBC99      800430084     78.7     13.500        558.96
54       SBC99      800436073     84.9      9.500        892.99
54       SBC99      800438053     85.0     11.250      2,026.78
54       SUPER FIX  800280117     80.0     11.450        556.37
54       SUPER FIX  800291957     80.0      9.900        313.27
54       SUPER FIX  800344228     74.7     11.100        681.52
54       SUPER FIX  800358889     85.0     12.500        344.72
54       SUPER FIX  800394900     80.0     13.700      1,486.29
54       SUPER FIX  800403784     80.0     13.250        855.59
54       SUPER FIX  800420408     29.4     10.200        271.72
54       SUPER FIX  800440448     80.0     12.250        369.75
54       SUPER FIX  800446510     65.0     10.500        395.86
54       SUPER FIX  800447690     53.7     10.100        699.13
54       SUPER FIX  800454399     80.0     11.000        403.78
54       SUPER FIX  800463796     90.0      9.550        516.84
54       SUPER FIX  800469173     71.6     10.600        700.89
54       SUPER FIX  800471658     77.1     12.990        707.47
54       SUPER FIX  800480758     75.0     11.500        297.09
54       SUPER FIX  800481202     90.0     10.800        598.90
54       SUPER FIX  800483364     85.8      9.300      1,064.28
                    -------------------------------------------
                          332     78.3     11.339    222,123.31

55       MLC700     680152980     90.0     11.800        574.51
55       MLC700     800141673     60.0     10.850        306.60
55       MLC700     800249922     70.0     11.200        176.97
55       MLC700     800256786     85.0     12.250        356.28
55       MLC700     800269292     35.7      9.800        215.71
55       MLC700     800272551     80.0     12.600        319.93
55       MLC700     800295354     89.8     11.050      1,056.49
55       MLC700     800314643     80.0     13.350        317.41
55       MLC700     800321655     41.1     10.600        322.78
55       MLC700     800322471     70.7      9.500      1,219.24
55       MLC700     800326068     80.0      9.650      1,277.73
55       MLC700     800327785     76.0     11.000      1,727.63
55       MLC700     800345043     80.0     12.500      1,494.16
55       MLC700     800353617     85.0     10.900        609.52
55       MLC700     800354920     80.0     12.350      1,064.08
55       MLC700     800357220     90.0     10.950        430.55
55       MLC700     800362642     85.0     12.000        647.00
55       MLC700     800364416     90.0     10.000        329.35
55       MLC700     800366197     80.0     10.900        302.33
55       MLC700     800367708     85.0     12.150      1,706.40
55       MLC700     800368110     79.0     10.500        795.83
55       MLC700     800368987     80.0     14.050      1,997.23
55       MLC700     800370140     84.4     10.300      1,254.35
55       MLC700     800371270     85.0     13.300        768.19
55       MLC700     800372856     84.9     12.300        357.38
55       MLC700     800372906     84.9     12.150        499.28
55       MLC700     800374670     80.0     10.750        840.13
55       MLC700     800374787     85.0      9.800      1,210.12
55       MLC700     800375057     48.3      9.950        337.77
55       MLC700     800378309     80.0     10.850        315.61
55       MLC700     800379380     75.0     13.875        775.49
55       MLC700     800381097     85.0     12.350        176.69
55       MLC700     800382798     46.5     12.800        425.72
55       MLC700     800390189     70.8     11.300        828.80
55       MLC700     800390197     90.0     10.990        685.13
55       MLC700     800395758     84.3      9.850        438.45
55       MLC700     800396632     80.0      9.700        598.84
55       MLC700     800398992     85.0      9.900        431.77


ALLIANCE FUNDING                                            Sale Schedule - Group 1, Sub-Pool I
A division of Superior Bank FSB           1997-4 Class 1 - Initial of Fixed Rate Mortgages  -  Settlement 12/22/97
                                                                                                                   Page 7  12/18/97

                                                                                                                      Zip
Pool ID  Sale ID     Account      Name                    Address                       City                 State   Code
----------------------------------------------------------------------------------------------------------------------------


55       MLC700     800400293  MOURIS JOHN A           53 TODD HILL ROAD             POUGHKEEPSIE             NY     12603
55       MLC700     800402570  BOLDEN BOBBY LEE        2527 4TH AVENUE SOUTH         SAINT PETERSBURG         FL     33712
55       MLC700     800405318  DAVENPORT LYNDEN ARTHUR 24 RIO VISTA ROAD             ARCADIA                  FL     34266
55       MLC700     800410102  ALIFFI CARMINE A        408 ROOSEVELT AVENUE          FREEPORT                 NY     11520
55       MLC700     800416133  CALDWELL KENNETH B      1723 LAKETON ROAD             PITTSBURGH               PA     15221
55       MLC700     800416257  BICE ROGER D            1106 CHESTNUT STREET          DRESDEN                  OH     43821
55       MLC700     800418014  CHESTER MAMIE E         203 APACHE STREET             LEHIGH ACRES             FL     33936
55       MLC700     800418030  BOWEN GARY R            1670 TOWPATH ROAD             DAUPHIN                  PA     17018
55       MLC700     800419210  POPE PRISCILLA          RT 1 BOX 3-D                  HEMINGWAY                SC     29554
55       MLC700     800421158  TAYLOR PATRICIA W       1105 PENNSYLVANIA AVENUE      PALM HARBOR              FL     34683
55       MLC700     800422636  MOREL CAROLE            38 BEECH STREET               WYANDANCH                NY     11798
55       MLC700     800425209  RICHARDS JEFFREY L      732 OAK STREET NORTHEAST      ST PETERSBURG            FL     33701
55       MLC700     800425423  REEVES PATRICIA A       1001 COBBLESTONE DRIVE        SPRING HILL              FL     34606
55       MLC700     800425803  SWISHER DOUGLAS R       211 SWATARA CIRCLE            JONESTOWN                PA     17038
55       MLC700     800427767  CURRY ROY F JR          3710 5TH AVENUE NORTHWEST     NAPLES                   FL     34120
                    --------------------------------
                           53  Sale Total

56       MLC700     800333882  MC ELRATH ALVIN P.      1204 N WESTNEDGE AVENUE       KALAMAZOO                MI     49007
56       MLC700     800427353  OSTLER TOBY A           5817 SOUTH 3230 WEST          TAYLORSVILLE             UT     84118
                    --------------------------------
                            2  Sale Total

57       SB586      661529123  MCKNIGHT DAVID TRUMAN   504 SMITH AVENUE              CUMBERLAND               KY     40823
57       SB586      661532408  FRITSCHE THOMAS R       2016 HAVEN DRIVE              EVANSVILLE               IN     47711
57       SB586      661535138  CASSETTY PAT            7029 BLOOMFIELD RD            SPRINGFIELD              KY     40069
57       SB586      661536631  MACH JANA M             345 4TH STREET EAST           RUSH CITY                MN     55069
57       SB586      661537274  GASPER DEBORAH J        591 HUNTERS POINT RD          NEENAH                   WI     54956
57       SB586      661539205  WIPPER STEVEN ALAN      3783 95TH AVENUE SOUTHEAST    SAINT CLOUD              MN     56304
57       SB586      661540559  BLOOMQUIST ROBERT E     8631 ELLIOT AVENUE            BLOOMINGTON              MN     55420
57       SB586      661541813  GOSCH JEFFREY F         626 EAST BRIDGE STREET        WAUSAU                   WI     54403
57       SB586      661541946  UPHOFF VIRGIL K         149 WEST MACARTHUR STREET     SUN PRAIRIE              WI     53590
57       SB586      661542654  CONN JAMES M JR         1609 EVERGREEN PLACE          ELKHART                  IN     46514
57       SB586      661542662  HALL CECIL E            628 NORTH COLUMBIA STREET     UNION CITY               IN     47390
57       SB586      661542670  GOODRICH CECELIA E      1700 STEVENS AVENUE           ELKHART                  IN     46516
57       SB586      661544569  WALLACE KIRK RANDAL     2145 CLARENCE AVENUE          RACINE                   WI     53405
57       SB586      661547257  MANNING MICHAEL T       645 4TH STREET EAST           LITCHFIELD               MN     55355
57       SB586      661555011  GRAMBO GARY             90 BROAD STREET               LYONS                    NY     14489
57       SB586      661557322  BRADSHAW JAMES JR       403 CORAL ST                  BEACH HAVEN              NJ     08008
57       SB586      661557447  ENNINGA MARY JEANNE     10627 THOMAS AVENUE SOUTH     BLOOMINGTON              MN     55431
57       SB586      661557504  CHANDLER STELLA L       720 NORTH JACKSON STREET      RUSHVILLE                IN     46173
57       SB586      661560375  ENGEL PHILIP E          2710 WALNUT STREET            PORTAGE                  IN     46368
57       SB586      661564351  WORD LORRAINA P         926 NORTH ADAMS STREET        SOUTH BEND               IN     46628
57       SB586      661569848  SWEATMON CATHERINE T    216 WYNDINGBROOK DRIVE        SHEPHERDSVILLE           KY     40165
57       SB586      661571869  FOSTER EMILY BOULWARE   626 SOUTH 13TH AVENUE         MAYWOOD                  IL     60153
57       SB587      661501262  LAUFENBURGER BRUCE A    3965 8TH STREET WEST          WINONA                   MN     55987
57       SB81DD     661522342  PAGE DAVID R            21 BELLEFONTE STREET          RACELAND                 KY     41169
57       SB85D      661534560  GLAPION THOMAS A        705 RED FEATHER TRAIL         PEMBERTON TOWNSHIP       NJ     08015
57       SB85D      661536094  BALLINGER BARBARA       11 MURRAY LANE                TOWNSHIP OF NEPTUNE      NJ     07753
57       SB85D      661547000  POLEY BARBARA ANN       114 WEST POPLAR AVENUE        LINWOOD                  NJ     08221
57       SB85D      661547166  SIATKOWSKI MARK W       107 GLENRIDGE ROAD            GLENVILLE                NY     12302
57       SBC103     800300683  TOWLER SIMON A          520 PINENEEDLE ROAD           ATHENS                   GA     30606
57       SBC103     800304875  SHUCK RONALD G          8921 WEST MAPLE DRIVE         PASCO                    WA     99301
57       SBC103     800309874  SHEPHERD WILBURN        17 STEPHENS STREET            SUMMERVILLE              GA     30747
57       SBC103     800316416  CARLTON LINDA O         1701 PEARL AVENUE             ALBANY                   GA     31707
57       SBC103     800321333  SCURRY RAYFIELD         800 VALLOTTON DRIVE           VALDOSTA                 GA     31601
57       SBC103     800340168  JAMISON MICHAEL T       1620 JADE DRIVE               POCATELLO                ID     83202
57       SBC103     800348302  MCGHIE ROBIN R          20823 49TH AVENUE WEST        LYNNWOOD                 WA     98036
57       SBC103     800351991  PITTMAN JAMES D         160 STOKES DRIVE              STOCKBRIDGE              GA     30281
57       SBC103     800354847  BIRKETT JOHN THOMAS     1063 PETER ANDERSON ROAD      BURLINGTON               WA     98233
57       SBC103     800356685  SNYDER ARTHUR D         1520 TRUMAN STREET            WALLA WALLA              WA     99362
57       SBC103     800369159  NATVIG RUSSELL A        1539 SW JORDAN ST             GRANTS PASS              OR     97526
57       SBC103     800385106  UFFORD MICHAEL L        55 KARI PLACE                 LEBANON                  OR     97355
57       SBC103    5100000313  LIEBERT SHARON S        220 NW WILSHIRE STREET        EAST WENATCHEE           WA     98802




                                    Principal        Cut-off Date     First
                                   Balance at          Principal     Payment     Maturity    Rem      Date
Pool ID  Sale ID     Account       Origination          Balance        Date        Date      Term      Due
-------------------------------------------------------------------------------------------------------------
55       MLC700     800400293     123,200.00         123,200.00     11/22/97     10/22/12   178.68  01/31/00
55       MLC700     800402570      40,800.00          40,767.21     11/21/97     10/21/17   238.65  01/31/00
55       MLC700     800405318      52,700.00          52,640.63     11/27/97     10/27/27   358.85  01/31/00
55       MLC700     800410102     214,000.00         213,244.30     11/27/97     10/27/12   178.85  01/31/00
55       MLC700     800416133      67,500.00          67,099.85     11/22/97     10/22/12   178.68  01/31/00
55       MLC700     800416257      68,000.00          67,819.37     12/01/97     11/01/12   179.00  01/31/00
55       MLC700     800418014      44,200.00          44,200.00     11/27/97     10/27/27   358.85  01/31/00
55       MLC700     800418030      68,600.00          68,568.03     11/22/97     10/22/12   178.68  01/31/00
55       MLC700     800419210      64,000.00          63,803.54     11/29/97     10/29/12   178.92  01/31/00
55       MLC700     800421158      39,900.00          39,900.00     12/01/97     11/01/27   359.00  01/31/00
55       MLC700     800422636      97,750.00          97,750.00     11/23/97     10/23/12   178.72  01/31/00
55       MLC700     800425209      89,000.00          88,819.52     11/27/97     10/27/17   238.85  01/31/00
55       MLC700     800425423      15,000.00          15,000.00     11/27/97     10/27/17   238.85  01/31/00
55       MLC700     800425803      97,750.00          97,638.42     11/23/97     10/23/27   358.72  01/31/00
55       MLC700     800427767      90,000.00          89,898.59     11/27/97     10/27/27   358.85  01/31/00
                    -------------------------------------------                             ------
                           53   3,903,657.00       3,897,309.55                             263.42

56       MLC700     800333882      36,000.00          35,817.91     11/21/97     10/21/07   118.65  01/31/00
56       MLC700     800427353      76,000.00          76,000.00     12/01/97     11/01/12   179.00  01/31/00
                    -------------------------------------------                             ------
                            2     112,000.00         111,817.91                             159.67

57       SB586      661529123      49,700.00          49,700.00     11/01/97     09/15/12   178.00  01/31/00
57       SB586      661532408      27,500.00          27,384.94     12/01/97     10/22/07   119.00  01/31/00
57       SB586      661535138      39,500.00          39,500.00     12/01/97     10/22/07   119.00  01/31/00
57       SB586      661536631      81,000.00          80,923.21     12/01/97     10/09/17   239.00  01/31/00
57       SB586      661537274      91,300.00          91,213.45     12/01/97     10/09/17   239.00  01/31/00
57       SB586      661539205      42,500.00          42,500.00     12/01/97     10/22/07   119.00  01/31/00
57       SB586      661540559      34,700.00          34,418.36     11/01/97     09/22/07   118.00  01/31/00
57       SB586      661541813      62,600.00          62,600.00     12/01/97     10/09/17   239.00  01/31/00
57       SB586      661541946      99,500.00          99,469.20     12/01/97     09/27/27   359.00  01/31/00
57       SB586      661542654     126,000.00         124,257.97     12/01/97     10/09/17   239.00  01/31/00
57       SB586      661542662      15,900.00          15,900.00     12/01/97     10/10/16   227.00  01/31/00
57       SB586      661542670      48,800.00          48,763.57     11/01/97     09/09/17   238.00  01/31/00
57       SB586      661544569      58,100.00          58,100.00     12/01/97     10/03/22   299.00  01/31/00
57       SB586      661547257      65,700.00          65,621.48     12/01/97     10/09/17   239.00  01/31/00
57       SB586      661555011      48,100.00          48,100.00     12/01/97     10/15/12   179.00  01/31/00
57       SB586      661557322     169,400.00         168,992.39     12/01/97     10/03/22   299.00  01/31/00
57       SB586      661557447      96,400.00          96,245.78     12/01/97     10/15/12   179.00  01/31/00
57       SB586      661557504      46,000.00          45,955.60     12/01/97     10/09/17   239.00  01/31/00
57       SB586      661560375      68,100.00          68,100.00     12/01/97     10/15/12   179.00  01/31/00
57       SB586      661564351      42,800.00          42,800.00     01/01/98     11/15/12   180.00  01/31/00
57       SB586      661569848      51,700.00          51,700.00     12/01/97     10/22/07   119.00  01/31/00
57       SB586      661571869      36,000.00          36,000.00     12/01/97     09/27/27   359.00  01/31/00
57       SB587      661501262      47,000.00          46,978.42     11/01/97     09/03/22   298.00  01/31/00
57       SB81DD     661522342      40,800.00          40,645.17     11/01/97     09/20/08   130.00  01/31/00
57       SB85D      661534560      79,400.00          79,399.67     12/01/97     10/22/07   119.00  01/31/00
57       SB85D      661536094     100,400.00         100,400.00     12/01/97     10/03/22   299.00  01/31/00
57       SB85D      661547000      69,300.00          69,300.00     12/01/97     09/29/25   335.00  01/31/00
57       SB85D      661547166      63,800.00          63,800.00     12/01/97     10/15/12   179.00  01/31/00
57       SBC103     800300683      64,800.00          64,800.00     01/01/98     11/09/17   240.00  01/31/00
57       SBC103     800304875     100,700.00         100,700.00     01/01/98     11/12/15   216.00  01/31/00
57       SBC103     800309874      40,700.00          40,700.00     01/01/98     11/22/07   120.00  01/31/00
57       SBC103     800316416      77,600.00          77,600.00     01/01/98     11/15/12   180.00  01/31/00
57       SBC103     800321333      29,600.00          29,600.00     01/01/98     11/22/07   120.00  01/31/00
57       SBC103     800340168      59,300.00          59,300.00     01/01/98     11/22/07   120.00  01/31/00
57       SBC103     800348302     111,600.00         111,600.00     01/01/98     11/09/17   240.00  01/31/00
57       SBC103     800351991      88,000.00          88,000.00     01/01/98     11/15/12   180.00  01/31/00
57       SBC103     800354847     106,261.00         106,261.00     01/01/98     10/28/27   360.00  01/31/00
57       SBC103     800356685      71,337.00          71,337.00     01/01/98     11/09/17   240.00  01/31/00
57       SBC103     800369159      71,600.00          71,600.00     01/01/98     10/28/27   360.00  01/31/00
57       SBC103     800385106      79,411.00          79,411.00     01/01/98     11/09/17   240.00  01/31/00
57       SBC103    5100000313      87,600.00          87,600.00     01/01/98     11/04/21   288.00  01/31/00




                                Original   Current    Scheduled
                                   LTV     Mortgage    Payment
Pool ID  Sale ID     Account      Ratio      Rate     Int & Prin
---------------------------------------------------------------
55       MLC700     800400293    80.0     13.990      1,458.79
55       MLC700     800402570    85.0     12.040        450.38
55       MLC700     800405318    85.0      9.350        437.37
55       MLC700     800410102    77.8     12.750      2,325.52
55       MLC700     800416133    90.0     11.050        645.37
55       MLC700     800416257    85.0     11.500        673.40
55       MLC700     800418014    85.0     11.650        442.77
55       MLC700     800418030    72.2     11.250        666.29
55       MLC700     800419210    80.0     12.600        792.98
55       MLC700     800421158    62.3     11.650        399.70
55       MLC700     800422636    85.0     11.250        949.41
55       MLC700     800425209    67.9      9.550        832.50
55       MLC700     800425423    36.5     10.500        149.76
55       MLC700     800425803    85.0     10.990        930.16
55       MLC700     800427767    73.1      9.350        746.94
                    -----------  -----------------------------
                           53    79.3     11.365     39,092.79

56       MLC700     800333882    85.7     10.900        493.86
56       MLC700     800427353    64.1      9.400        789.03
                    -----------  -----------------------------
                            2    71.0      9.880      1,282.89

57       SB586      661529123    53.7     11.125        524.97
57       SB586      661532408    54.4     11.275        353.57
57       SB586      661535138    58.0     12.375        530.95
57       SB586      661536631    90.0     11.875        816.69
57       SB586      661537274    88.5     11.875        920.54
57       SB586      661539205    57.4     11.125        543.08
57       SB586      661540559    38.5     11.875        457.15
57       SB586      661541813    84.0     11.625        621.16
57       SB586      661541946    76.5     11.275        893.77
57       SB586      661542654    90.0     10.625      1,170.86
57       SB586      661542662    79.5     12.125        164.95
57       SB586      661542670    80.0     13.625        547.89
57       SB586      661544569    79.5     10.375        501.56
57       SB586      661547257    82.1     10.125        590.22
57       SB586      661555011    80.1     10.125        480.46
57       SB586      661557322    76.3     10.525      1,479.10
57       SB586      661557447    77.7     13.490      1,154.56
57       SB586      661557504    70.7     11.740        459.82
57       SB586      661560375    75.6     11.750        744.26
57       SB586      661564351    80.0     13.375        509.59
57       SB586      661569848    47.4     10.625        647.17
57       SB586      661571869    80.0     13.875        390.45
57       SB587      661501262    60.2     12.375        468.98
57       SB81DD     661522342    80.0     10.275        477.31
57       SB85D      661534560    74.2     10.375        983.66
57       SB85D      661536094    76.0     11.375        933.51
57       SB85D      661547000    69.3     10.375        585.49
57       SB85D      661547166    53.6     10.625        655.48
57       SBC103     800300683    88.7     11.625        642.98
57       SBC103     800304875    70.9     11.375      1,013.03
57       SBC103     800309874    71.4     10.375        504.21
57       SBC103     800316416    80.0     10.375        786.15
57       SBC103     800321333    72.1     12.375        397.87
57       SBC103     800340168    78.1      9.320        702.79
57       SBC103     800348302    79.7     10.375      1,019.74
57       SBC103     800351991    80.0     10.375        891.51
57       SBC103     800354847    79.5      9.320        811.87
57       SBC103     800356685    75.0      9.320        606.02
57       SBC103     800369159    80.4      9.320        547.05
57       SBC103     800385106    63.5     10.525        733.00
57       SBC103    5100000313    79.6      9.320        703.79


ALLIANCE FUNDING                                            Sale Schedule - Group 1, Sub-Pool I
A division of Superior Bank FSB           1997-4 Class 1 - Initial of Fixed Rate Mortgages  -  Settlement 12/22/97
                                                                                                                   Page 8  12/18/97

                                                                                                                      Zip
Pool ID  Sale ID     Account      Name                    Address                       City                 State   Code
----------------------------------------------------------------------------------------------------------------------------
57       SBC103    5100000354  LANE HERBERT J          501 SOUTH CHERRY STREET       BURLINGTON               WA     98233
57       SBC103    5100003564  BROWN JAMES L           5235 LONE OAK RD SE           SALEM                    OR     97306
57       SBC103    5100004000  ROBBINS PAUL J          911 SOUTH EVERETT STREET      KENNEWICK                WA     99336
57       SBC90      800272163  CARY LAVERNE B.         2106 STONEWALL STREET         DUBLIN                   GA     31021
57       SBC90      800279002  INGERSOLL DAVID H       1612 NORTHERN SPY TRAIL       AUGUSTA                  GA     30906
57       SBC90      800303885  LEE PATRICIA C          5012 STONEGATE DRIVE          COLUMBUS                 GA     31909
57       SBC90      800303893  BELL DEWAINE            100 WESTCHESTER DR            BARNESVILLE              GA     30204
57       SBC90      800303919  LEWIS MELVIN S          2308 FORREST CREST CIRCLE     LUTZ                     FL     33549
57       SBC90      800305021  VAUGHAN PATRICIA E      738 MENDI PLACE               KUNA                     ID     83634
57       SBC90      800308405  VAUGHN FLOYD W          2356 MCANDREWS ROAD           MEDFORD                  OR     97504
57       SBC90      800316457  SMITH MARY E            400 LOXLEY DRIVE              WARNER ROBINS            GA     31088
57       SBC90      800340135  ROBISON DONALD E        1913 SOUTH 296TH STREET       FEDERAL WAY              WA     98003
57       SBC90      800341448  WEBB L REINELL          805 FERRY STREET              SEDRO WOOLLEY            WA     98284
57       SBC90      800343154  CARTY BRIAN             1540 N WILLAMETTE BOULEVAR    PORTLAND                 OR     97217
57       SBC90      800355620  MONTALVO LINDA LOU      2707 CLINTON WAY              YAKIMA                   WA     98902
57       SBC90      800358392  VANHOUTEN SUSAN K       1059 W EL PELAR DR            BOISE                    ID     83702
57       SBC90      800360547  SANNE RANDALL W         4510 CAMELLIA STREET          SPRINGFIELD              OR     97478
57       SBC90      800360687  GULLEY PAUL L           6913 S VALLEY HEIGHTS DR      BOISE                    ID     83709
57       SBC90      800360802  LEE MARK A              11935 NE SACRAMENTO ST        PORTLAND                 OR     97220
57       SBC90      800360893  MORENO MARIO F          258 SE WHITNEY STREET         CAMAS                    WA     98607
57       SBC90      800364382  JAMISON DIRK            15540 SE DANA AVENUE          MILWAUKIE                OR     97267
57       SBC90      800410706  RIPLEY WILLIAM L        1125 NE IRVINE STREET         MCMINNVILLE              OR     97128
57       SBC90      800466112  NOBLE DANIEL B          111 LITTLE ROAD               SKAMANIA                 WA     98648
57       SBC90     5100000552  DEARING MARIDEE L       10626 S WILDCAT ROAD          MOLALLA                  OR     97038
57       SBC90     5100001220  MORRILL LAWRENCE E      639 TIMES AVENUE              BREMERTON                WA     98312
57       SBC90     5100001667  HOPKINS DAVID K         3854 SE YAMHILL STREET        PORTLAND                 OR     97214
57       SBC90     5100001824  WESTBY ANDREW G         7312 43RD STREET WEST         TACOMA                   WA     98466
57       SBC90     5100003762  HANCOCK JOHN L          835 MARKET STREET             PROSSER                  WA     99350
                    --------------------------------
                           69  Sale Total

58       BSC35D     800260630  MAPLE PATRICK M.        1820 W RILEY THOMPSON RD      MUSKEGON                 MI     49445
58       BSC35D     800278061  GREEN LOUIS             6904 CAVALIER ROAD            JACKSONVILLE             FL     32208
58       BSC35D     800315228  GUINN WILLIAM R         3224 GLADIOLA AVENUE SW       WYOMING                  MI     49509
58       BSC35D     800345175  ROACH ROY LEE           8720 LIVE OAK DRIVE           CHARLOTTE                NC     28227
58       BSC35D     800353278  LUNDY JEAN B            2549 WILLIS COURT             MACON                    GA     31201
58       BSC35D     800365140  BRYANT ANNIE B          3954 LEWIS DRIVE              MACON                    GA     31217
58       BSC35D     800369811  HOLCOMBE ROY LAMAR      321 BRAND ROAD                LOGANVILLE               GA     30052
58       BSC35D     800374779  WOODALL JAMES S         3568 RIDGE DR                 GAINESVILLE              GA     30501
58       BSC35D     800385791  HORNING JAMES L.        4448 STATE HIGHWAY 10         FORT PLAIN               NY     13339
58       SBC101     800406431  REECE LESLIE BRANHAM    530 ARANT ROAD                CHINA GROVE              NC     28023
58       SBC101     800424715  SIBERT MYRNA            305 CARMEL DRIVE              FORT WALTON BEACH        FL     32547
58       SBC101     800431033  TELESFORD MARIE         7517 LYNCREST STREET          NORTH PORT               FL     34287
58       SBC101     800435133  SCHUCK ROGER R          440 HARVARD STREET            ENGLEWOOD                FL     34223
58       SBC102     800414914  NIPPER MICHAEL A        LOT 12 PAMELA COURT           BYRON                    GA     31008
58       SBC102     800422388  MOORE THOMAS L          1128 DELANO STREET            DURHAM                   NC     27703
58       SBC102     800428989  HAUENSTEIN ROGER G      7724 14TH AVENUE SW           SEATTLE                  WA     98106
58       SBC102     800429672  HUGHES TONY WEBB        3283 HOLLY SPRINGS RD         MARIETTA                 GA     30062
58       SBC102     800433963  JENKINS STEVEN F        857 EAST 14TH STREET          CHESTER                  PA     19013
58       SBC102     800438897  MONGER JUANITA          4618 ALDRIDGE DRIVE           MEMPHIS                  TN     38109
58       SBC99      800289779  ARCHARD CHARLES H       1317 SPOKANE AVENUE           ORLANDO                  FL     32803
58       SBC99      800402281  ZENKER RONALD H.        2209 SMOKE STONE CIRCLE       MARIETTA                 GA     30062
                    --------------------------------
                           21  Sale Total

                          477  Grand Total Sub-Pool I



                                    Principal        Cut-off Date     First
                                   Balance at          Principal     Payment     Maturity    Rem      Date
Pool ID  Sale ID     Account       Origination          Balance        Date        Date      Term      Due
-------------------------------------------------------------------------------------------------------------
57       SBC103    5100000354      65,200.00          65,200.00     01/01/98     10/28/27   360.00  01/31/00
57       SBC103    5100003564      84,800.00          84,800.00     01/01/98     10/28/27   360.00  01/31/00
57       SBC103    5100004000      44,000.00          44,000.00     01/01/98     11/09/17   240.00  01/31/00
57       SBC90      800272163      49,300.00          49,299.78     12/01/97     10/22/07   119.00  01/31/00
57       SBC90      800279002      25,900.00          25,875.46     11/01/97     09/09/17   238.00  01/31/00
57       SBC90      800303885      63,400.00          63,394.48     12/01/97     10/22/07   119.00  01/31/00
57       SBC90      800303893      50,300.00          50,028.95     11/01/97     09/18/10   154.00  01/31/00
57       SBC90      800303919      58,200.00          58,071.95     12/01/97     10/15/12   179.00  01/31/00
57       SBC90      800305021      56,300.00          56,206.27     12/01/97     10/13/14   203.00  01/31/00
57       SBC90      800308405      90,500.00          90,500.00     12/01/97     10/04/21   287.00  01/31/00
57       SBC90      800316457      92,504.00          92,504.00     12/01/97     10/09/17   239.00  01/31/00
57       SBC90      800340135     125,300.00         125,300.00     01/01/98     11/04/21   288.00  01/31/00
57       SBC90      800341448      86,500.00          86,500.00     01/01/98     11/17/11   168.00  01/31/00
57       SBC90      800343154      62,000.00          62,000.00     01/01/98     11/22/07   120.00  01/31/00
57       SBC90      800355620      83,200.00          83,200.00     01/01/98     11/23/06   108.00  01/31/00
57       SBC90      800358392     146,800.00         146,800.00     01/01/98     11/22/07   120.00  01/31/00
57       SBC90      800360547      87,101.00          87,101.00     01/01/98     11/03/22   300.00  01/31/00
57       SBC90      800360687      59,800.00          59,800.00     01/01/98     11/17/11   168.00  01/31/00
57       SBC90      800360802      79,000.00          79,000.00     01/01/98     11/03/22   300.00  01/31/00
57       SBC90      800360893      79,600.00          79,600.00     01/01/98     10/28/27   360.00  01/31/00
57       SBC90      800364382     155,400.00         155,400.00     01/01/98     11/09/17   240.00  01/31/00
57       SBC90      800410706      80,000.00          79,970.71     12/01/97     10/03/22   299.00  01/31/00
57       SBC90      800466112     100,000.00         100,000.00     01/01/98     11/03/22   300.00  01/31/00
57       SBC90     5100000552     170,000.00         170,000.00     01/01/98     11/04/21   288.00  01/31/00
57       SBC90     5100001220      89,140.00          89,140.00     01/01/98     11/22/07   120.00  01/31/00
57       SBC90     5100001667     110,900.00         110,900.00     01/01/98     11/03/22   300.00  01/31/00
57       SBC90     5100001824     145,327.00         145,327.00     01/01/98     10/28/27   360.00  01/31/00
57       SBC90     5100003762      80,800.00          80,800.00     12/01/97     10/15/12   179.00  01/31/00
                   --------------------------------------------                             ------
                           69   5,211,781.00       5,207,997.81                             237.35

58       BSC35D     800260630      55,000.00          54,949.10     11/10/97     10/10/12   178.29  01/31/00
58       BSC35D     800278061      55,835.00          55,835.00     11/01/97     10/01/12   178.00  01/31/00
58       BSC35D     800315228      62,900.00          62,900.00     11/01/97     10/01/27   358.00  01/31/00
58       BSC35D     800345175      89,000.00          88,830.75     12/01/97     11/01/27   359.00  01/31/00
58       BSC35D     800353278      52,800.00          52,800.00     11/01/97     10/01/27   358.00  01/31/00
58       BSC35D     800365140      25,600.00          25,600.00     11/07/97     10/07/17   238.19  01/31/00
58       BSC35D     800369811      69,700.00          69,181.67     10/22/97     09/22/07   117.70  01/31/00
58       BSC35D     800374779      48,400.00          48,356.63     11/14/97     10/14/12   178.42  01/31/00
58       BSC35D     800385791      41,650.00          41,650.00     11/06/97     10/06/27   358.16  01/31/00
58       SBC101     800406431      44,000.00          43,876.62     12/03/97     11/03/17   239.08  01/31/00
58       SBC101     800424715      52,000.00          52,000.00     01/01/98     12/01/27   360.00  01/31/00
58       SBC101     800431033      55,500.00          55,500.00     12/07/97     11/07/07   119.21  01/31/00
58       SBC101     800435133      21,600.00          21,600.00     12/17/97     11/17/12   179.54  01/31/00
58       SBC102     800414914      72,981.00          72,981.00     11/14/97     10/14/17   238.42  01/31/00
58       SBC102     800422388      56,000.00          56,000.00     12/12/97     11/12/12   179.38  01/31/00
58       SBC102     800428989      85,000.00          85,000.00     12/19/97     11/19/12   179.61  01/31/00
58       SBC102     800429672      40,000.00          40,000.00     12/20/97     11/20/17   239.64  01/31/00
58       SBC102     800433963      22,900.00          22,900.00     12/17/97     11/17/27   359.54  01/31/00
58       SBC102     800438897      47,500.00          47,500.00     12/18/97     11/18/07   119.57  01/31/00
58       SBC99      800289779      84,150.00          83,512.83     11/01/97     10/01/27   358.00  01/31/00
58       SBC99      800402281     134,000.00         134,000.00     11/28/97     10/28/27   358.88  01/31/00
                   --------------------------------------------                             ------
                           21   1,216,516.00       1,214,973.60                             259.05

                          477  32,756,012.00      32,726,064.09                             264.70



                                Original   Current    Scheduled
                                   LTV     Mortgage    Payment
Pool ID  Sale ID     Account      Ratio      Rate     Int & Prin
---------------------------------------------------------------

57       SBC103    5100000354    79.5      9.320        498.15
57       SBC103    5100003564    77.0      9.295        646.48
57       SBC103    5100004000    78.5     13.375        486.69
57       SBC90      800272163    85.0     12.625        669.31
57       SBC90      800279002    63.1     11.875        261.13
57       SBC90      800303885    77.3     13.625        895.33
57       SBC90      800303893    64.4     11.000        560.57
57       SBC90      800303919    52.9     10.125        581.34
57       SBC90      800305021    77.1     10.375        543.05
57       SBC90      800308405    71.8     12.275        902.62
57       SBC90      800316457    79.0     10.775        868.24
57       SBC90      800340135    89.5     11.125      1,153.04
57       SBC90      800341448    80.8     11.375        951.84
57       SBC90      800343154    53.4     10.125        760.13
57       SBC90      800355620    77.0      9.320      1,052.97
57       SBC90      800358392    78.0      9.320      1,739.80
57       SBC90      800360547    79.9      9.320        692.37
57       SBC90      800360687    79.7      9.320        589.30
57       SBC90      800360802    68.6     10.125        669.04
57       SBC90      800360893    79.6     10.375        665.23
57       SBC90      800364382    78.4      9.320      1,320.15
57       SBC90      800410706    76.1     13.625        867.75
57       SBC90      800466112    80.0     10.275        856.70
57       SBC90     5100000552    85.0     10.625      1,508.43
57       SBC90     5100001220    75.5      9.320      1,056.44
57       SBC90     5100001667    78.0     11.400      1,033.01
57       SBC90     5100001824    89.1     12.125      1,392.73
57       SBC90     5100003762    89.7     11.025        848.78
                   -------------------------------------------
                           69    76.8     10.833     52,037.83

58       BSC35D     800260630    81.4     11.650        647.76
58       BSC35D     800278061    85.9     11.650        657.59
58       BSC35D     800315228    80.6     10.500        575.37
58       BSC35D     800345175    79.8      9.500        748.36
58       BSC35D     800353278    75.9      9.500        443.97
58       BSC35D     800365140    80.0     12.500        290.85
58       BSC35D     800369811    79.2      9.800        913.39
58       BSC35D     800374779    73.3     11.750        573.12
58       BSC35D     800385791    75.7     10.650        385.67
58       SBC101     800406431    80.0     12.700        506.12
58       SBC101     800424715    77.0      9.400        433.46
58       SBC101     800431033    77.0      9.550        719.68
58       SBC101     800435133    86.4     10.800        242.80
58       SBC102     800414914    90.0     11.800        793.43
58       SBC102     800422388    61.5      9.150        573.00
58       SBC102     800428989    73.9      9.550        890.16
58       SBC102     800429672    80.0      9.550        374.16
58       SBC102     800433963    71.5     10.650        212.05
58       SBC102     800438897    63.3     10.500        640.94
58       SBC99      800289779    85.0     12.000        865.58
58       SBC99      800402281    66.0     11.750      1,352.61
                    ------------------------------------------
                           21    76.9     10.702     12,840.07

                          477    78.1     11.233    327,376.89

                                   EXHIBIT H-2

                     MORTGAGE LOAN SCHEDULE FOR SUB-POOL II

                                                                                                                              Page 1
ALLIANCE FUNDING
A division of Superior Bank FSB

                                                Sale Schedule -- Group 1, Sub Pool II
                              1997-4 Class 1 -- Initial of Fixed Rate Mortgages -- Settlement 12/22/97


                                                                                                                          Principal
Pool  Sale                                                                                                     Zip        Balance at
 ID    ID     Account        Name                    Address                       City               State    Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
49    BSC35  800183253  VACHRIS JAMES E          131 113TH STREET              STONE HARBOR             NJ     08247      163,000.00
49    BSC35  800191462  CIRRI JOHN               147 28 15TH DRIVE             WHITESTONE               NY     11357       34,800.00
49    BSC35  800213951  VARGAS PABLO A           2938 SEYMOUR AVENUE           BRONX                    NY     10469       34,500.00
49    BSC35  800216277  CLARK ELIZABETH R        22 PARTRIDGE DRIVE            COMMACK                  NY     11725       69,500.00
49    BSC35  800236739  OHW SUNG                 74-33 44TH AVENUE             ELMHURST                 NY     11373       60,000.00
49    BSC35  800243909  CHATT MARGO SERITA       130 PROSPECT STREET           CHESTERTOWN              MD     21620       46,700.00
49    BSC35  800247306  PEMBERTON PATRICIA       129 RYERSON STREET            BROOKLYN                 NY     11205      153,000.00
49    BSC35  800250797  DESALVO JOSEPH J         73 BOBWHITE LANE              HICKSVILLE               NY     11801       42,000.00
49    BSC35  800254955  KIM DONG HYUN            15 EXECUTIVE DRIVE            MANHASSET                NY     11040      112,500.00
49    BSC35  800270597  DIXON KATHERINE          436 36 ST                     BROOKLYN                 NY     11232       78,500.00
49    BSC35  800270746  MILLER KEITH             100 CUNNINGHAM AVE            UNIONDALE                NY     11553       30,400.00
49    BSC35  800272494  PATRIDGE KEITH L         442 SUMNER WAY                WEST CHESTER             PA     19382       50,468.00
49    BSC35  800279168  CORTIMIGLIA CHARLES      10 CLYDSEDALE CT              NEW CITY                 NY     10956       30,000.00
49    BSC35  800280232  BANNISTER LISA R         4223 DIGNEY AVENUE            BRONX                    NY     10460      132,000.00
49    BSC35  800283723  SUKHDEO SHARDA K         94 06 211TH STREET            QUEENS VILLAGE           NY     11428       23,000.00
49    BSC35  800286197  BENNETT SANDRA T         17771 MYRTLE LAKE DRIVE       MIAMI                    FL     33056       18,000.00
49    BSC35  800287427  PALUMBO NICOLE A         168 RUTLEDGE AVENUE           HAWTHORNE                NY     10532       31,000.00
49    BSC35  800288490  BROWDER JOSEPH E         4470 TRANSPORT ROAD           BARTOW                   FL     33830       54,000.00
49    BSC35  800290215  ABBATE BERNADETTE        14 SHELBOURNE LANE            COMMACK                  NY     11725       30,000.00
49    BSC35  800292377  MAZZONE JOSEPH           608 BAYLOR AVENUE             RIVER VALE               NJ     07675       40,000.00
49    BSC35  800293516  SANDERS GENE             18214 N 68TH AVENUE           GLENDALE                 AZ     85308       36,000.00
49    BSC35  800295180  BURACK JEDIDIAH          1327 PACIFIC STREET           BROOKLYN                 NY     11216      161,000.00
49    BSC35  800296105  DE ROSE JOSEPH           199 MIDLAND AVE               GARFIELD                 NJ     07026      120,000.00
49    BSC35  800296980  LEONARD BRIAN            652 NORTH DYRE AVENUE         WEST ISLIP               NY     11795       18,750.00
49    BSC35  800297269  VAN NIEKERK ADRIAAN      591 SOUTH PENNSYLVANIA ST     DENVER                   CO     80209       63,500.00
49    BSC35  800298812  STEINHART JOSEPH J       23437 N 39TH LANE             GLENDALE                 AZ     85310       14,856.00
49    BSC35  800299281  BATES THOMAS L           10730 WINDING MEADOW DRIVE    KIOWA                    CO     80117       48,859.00
49    BSC35  800300147  HAYNES GERALDINE         465 JEFFERSON AVENUE          BROOKLYN                 NY     11221      127,500.00
49    BSC35  800302788  HENRY GEORGE S           479 LEXINGTON AVENUE          BROOKLYN                 NY     11221      153,000.00
49    BSC35  800302796  DEKYI FREMLIN Y          220-15 94TH AVENUE            QUEENS VILLAGE           NY     11428      157,250.00
49    BSC35  800305401  HUNTER EDIE              244 GLADYS COURT              COPELAND                 FL     34137       23,100.00
49    BSC35  800305625  OGLETREE ELONZY          2967 FLAT SHOALS ROAD         DECATUR                  GA     30034       18,000.00
49    BSC35  800305849  BEGLEY BERNARD           7 YONKERS TERRACE             YONKERS                  NY     10704       50,200.00
49    BSC35  800307779  ADKINS ALAN J            166 NORTH OAKLAND GROVE       ELMHURST                 IL     60126       20,000.00
49    BSC35  800309247  HILSHER BARRY D          100 JULIE ANN COURT           EPHRATA                  PA     17522       16,300.00
49    BSC35  800309411  CHAPMAN MARY E.          5302 ELSRODE AVE              BALTIMORE                MD     21214       22,500.00
49    BSC35  800309817  COMEGNA LISA A           995 EAST PROSPECT STREET      WOODMERE                 NY     11598      249,999.00
49    BSC35  800311284  GATES DEBORAH GENE       5250 FRISCO COURT SE          SALEM                    OR     97306       25,000.00
49    BSC35  800312456  LOUNNIVONGSA PAUL        3250 WEST 93RD AVENUE         WESTMINSTER              CO     80030       56,820.00
49    BSC35  800314775  SANTOS G. JASON          4 FREMONT STREET              PLYMOUTH                 MA     02360      135,000.00
49    BSC35  800315061  GUNNING MICHAEL E        2100 TROTTER ROAD             LARGO                    FL     33774       37,610.00
49    BSC35  800316275  LEUNG SUI FU             133-13 BLOSSOM AVENUE         FLUSHING                 NY     11355       75,000.00
49    BSC35  800316804  LOVALL LELAND D          6309 OGLETHORPE COURT         PORTAGE                  IN     46368       18,065.00
49    BSC35  800317109  RICHARDS HIRAM E         1003 KESSLER DRIVE            SHIPPENSBURG             PA     17257       13,340.00
49    BSC35  800318735  LAVOIE THOMAS M          2311 E BUFFALO STREET         CHANDLER                 AZ     85225       22,000.00
49    BSC35  800319394  PANOSSIAN MIHRAN         80-94 SURREY PLACE            JAMAICA ESTATES          NY     11432      170,000.00
49    BSC35  800320269  BLAASCH CHARLES          1447 S CACTUS ROAD            APACHE JUNCTION          AZ     85219       17,567.00
49    BSC35  800322299  MARTELL GEORGE E         82 EAST 1340 NORTH            OREM                     UT     84057       47,000.00
49    BSC35  800323123  GRANT TRENNEDY J         OLD FARM ROAD LOT 2           DUCHESNE                 UT     84021       53,800.00
49    BSC35  800323461  FAUST J STEVEN           560 LONG SPIRES ROAD          GASTON                   SC     29053       21,000.00
49    BSC35  800324774  GUST NICK E              6357 SOUTH APRIL MEADOWS D    WEST JORDAN              UT     84084       32,400.00
49    BSC35  800326183  BROWN FREDERICK          2725 GARRIS LANE              JACKSONVILLE             FL     32226       44,800.00
49    BSC35  800326860  LUDINGTON RONALD JAY     2104 N VAN NESS AVE           TEMPE                    AZ     85281       15,100.00
49    BSC35  800327090  SHAFFER JEFFREY A        HC 1 BOX 78A1                 WHITE HAVEN              PA     18661       24,500.00
49    BSC35  800328130  HUTCHINS CLAYTON F       6621 HWY 134                  ASHEBORO                 NC     27203       57,000.00
49    BSC35  800329450  JOSEPH ANN               365 EAST 52ND STREET          BROOKLYN                 NY     11203      196,000.00
49    BSC35  800331449  DROST RONALD             35-04 160TH STREET            FLUSHING                 NY     11358      110,000.00
49    BSC35  800332074  GRODOTZ ROBERT E         6549 POMPEI ROAD              ORLANDO                  FL     32822       33,575.00
49    BSC35  800332439  NARUSZEWICZ EUGENE       79 B AVON CIRLCE              RYE BROOK                NY     10573      126,000.00
49    BSC35  800333320  HOLT DANIEL SHIRL        1058 NORTH 1700 EAST          ST GEORGE                UT     84770       33,400.00
49    BSC35  800333676  SHIVERS GEORGE           1605 EAST CHELSEA STREET      TAMPA                    FL     33610       20,000.00
49    BSC35  800333759  BAKER RONALD K.          112 NORTH CAROLINA STREET     GOLDSBORO                NC     27530       55,700.00




                        Cut-off Date      First                                      Original  Current     Scheduled
Pool  Sale                Principal      Payment      Maturity    Rem      Date        LTV     Mortgage     Payment
 ID    ID     Account      Balance         Date         Date      Term      Due       Ratio      Rate      Int & Prin
---------------------------------------------------------------------------------------------------------------------
49    BSC35  800183253    162,933.83     08/01/97     07/01/12   175.00   01/31/00     84.8     13.550      1,873.44
49    BSC35  800191462     34,659.08     05/23/97     04/23/27   352.70   01/31/00     89.8     10.750        324.85
49    BSC35  800213951     34,008.02     08/07/97     07/07/12   175.17   01/31/00     79.6     13.750        401.96
49    BSC35  800216277     69,500.00     07/01/97     06/01/12   174.00   01/31/00     84.9     13.700        807.01
49    BSC35  800236739     60,000.00     07/25/97     06/25/12   174.77   01/31/00     79.0     15.550        862.47
49    BSC35  800243909     46,405.56     08/01/97     07/01/12   175.00   01/31/00     84.9     13.000        590.87
49    BSC35  800247306    150,946.63     07/27/97     06/27/17   234.84   01/31/00     82.7     12.250      1,711.40
49    BSC35  800250797     41,805.66     08/14/97     07/14/12   175.40   01/31/00     89.7     12.750        524.51
49    BSC35  800254955    112,500.00     09/01/97     08/01/12   176.00   01/31/00     84.4     13.050      1,248.87
49    BSC35  800270597     78,015.23     08/18/97     07/18/12   175.53   01/31/00     89.9     12.550        970.09
49    BSC35  800270746     30,311.29     08/18/97     07/18/17   235.53   01/31/00     89.1     12.750        350.76
49    BSC35  800272494     50,412.83     09/18/97     08/18/12   176.55   01/31/00     85.0     13.350        572.12
49    BSC35  800279168     29,974.38     10/04/97     09/04/12   177.11   01/31/00     73.6     11.900        358.12
49    BSC35  800280232    131,526.37     09/14/97     08/14/12   176.42   01/31/00     80.0     11.650      1,322.31
49    BSC35  800283723     23,000.00     10/19/97     09/19/17   237.60   01/31/00     79.8     13.300        274.39
49    BSC35  800286197     18,000.00     11/17/97     10/17/12   178.52   01/31/00     78.0     13.990        239.59
49    BSC35  800287427     31,000.00     10/22/97     09/22/12   177.70   01/31/00     80.1     14.150        370.99
49    BSC35  800288490     54,000.00     11/01/97     10/01/17   238.00   01/31/00     90.0     11.900        590.83
49    BSC35  800290215     29,936.99     11/03/97     10/03/07   118.06   01/31/00     75.5     11.750        426.09
49    BSC35  800292377     40,000.00     10/19/97     09/19/12   177.60   01/31/00     67.0     11.900        408.37
49    BSC35  800293516     35,988.42     11/01/97     10/01/17   238.00   01/31/00     83.7     10.050        348.60
49    BSC35  800295180    160,884.41     07/02/97     06/02/27   354.02   01/31/00     70.0     10.990      1,532.02
49    BSC35  800296105    119,870.30     10/12/97     09/12/12   177.37   01/31/00     75.0     11.550      1,192.93
49    BSC35  800296980     18,644.73     10/02/97     09/02/12   177.04   01/31/00     84.8     11.990        192.72
49    BSC35  800297269     63,500.00     10/01/97     09/01/12   177.00   01/31/00     82.8     12.750        690.05
49    BSC35  800298812     14,856.00     11/01/97     10/01/12   178.00   01/31/00     89.8     11.800        176.39
49    BSC35  800299281     48,859.00     12/01/97     11/01/12   179.00   01/31/00     84.9     12.000        586.39
49    BSC35  800300147    127,387.26     10/22/97     09/22/12   177.70   01/31/00     75.0     11.650      1,277.23
49    BSC35  800302788    153,000.00     11/01/97     10/01/12   178.00   01/31/00     85.0     10.300      1,376.72
49    BSC35  800302796    156,854.31     10/12/97     09/12/12   177.37   01/31/00     85.0     12.050      1,623.55
49    BSC35  800305401     22,968.39     10/12/97     09/12/12   177.37   01/31/00     70.0     11.750        273.53
49    BSC35  800305625     17,942.56     10/08/97     09/08/17   237.24   01/31/00     41.0      9.900        172.51
49    BSC35  800305849     50,097.19     10/01/97     09/01/12   177.00   01/31/00     84.9     12.500        618.73
49    BSC35  800307779     19,951.73     09/26/97     08/26/17   236.81   01/31/00     78.8     14.350        253.80
49    BSC35  800309247     16,226.40     10/18/97     09/18/12   177.57   01/31/00     89.9     11.350        188.86
49    BSC35  800309411     22,405.43     10/17/97     09/17/12   177.53   01/31/00     73.2     10.150        243.86
49    BSC35  800309817    249,999.00     10/23/97     09/23/12   177.73   01/31/00     81.9     12.800      2,726.46
49    BSC35  800311284     25,000.00     10/01/97     09/01/17   237.00   01/31/00     77.1     14.350        317.26
49    BSC35  800312456     56,820.00     12/01/97     11/01/12   179.00   01/31/00     84.8     11.750        573.55
49    BSC35  800314775    135,000.00     11/01/97     10/01/12   178.00   01/31/00     90.0     10.000      1,184.72
49    BSC35  800315061     37,610.00     11/01/97     10/01/12   178.00   01/31/00     84.8     12.350        397.02
49    BSC35  800316275     74,615.26     10/22/97     09/22/12   177.70   01/31/00     71.4     12.500        924.39
49    BSC35  800316804     18,053.47     11/06/97     10/06/12   178.16   01/31/00     83.1     11.550        211.61
49    BSC35  800317109     13,205.62     10/15/97     09/15/07   117.47   01/31/00     89.9     11.000        183.76
49    BSC35  800318735     22,000.00     10/12/97     09/12/12   177.37   01/31/00     86.0     12.200        229.69
49    BSC35  800319394    169,783.56     11/03/97     10/03/12   178.06   01/31/00     79.9     10.500      1,879.18
49    BSC35  800320269     17,564.69     11/01/97     10/01/12   178.00   01/31/00     84.9     12.100        211.96
49    BSC35  800322299     47,000.00     11/01/97     10/01/12   178.00   01/31/00     84.8     10.150        509.39
49    BSC35  800323123     53,800.00     11/01/97     10/01/12   178.00   01/31/00     79.9     13.650        622.59
49    BSC35  800323461     20,973.09     11/01/97     10/01/12   178.00   01/31/00     60.0     11.750        248.67
49    BSC35  800324774     31,966.51     09/01/97     08/01/12   176.00   01/31/00     77.1     14.150        387.75
49    BSC35  800326183     44,779.94     10/02/97     09/02/12   177.04   01/31/00     80.0     13.350        577.18
49    BSC35  800326860     15,009.87     11/01/97     10/01/12   178.00   01/31/00     84.9     12.000        181.23
49    BSC35  800327090     24,446.94     11/01/97     10/01/12   178.00   01/31/00     79.6     11.850        291.68
49    BSC35  800328130     57,000.00     11/01/97     10/01/12   178.00   01/31/00     59.3      9.250        586.64
49    BSC35  800329450    195,943.80     09/22/97     08/22/27   356.68   01/31/00     80.0     11.500      1,940.97
49    BSC35  800331449    110,000.00     11/13/97     10/13/12   178.39   01/31/00     80.8     12.850      1,203.94
49    BSC35  800332074     33,344.06     10/16/97     09/16/12   177.50   01/31/00     85.0     12.250        408.37
49    BSC35  800332439    126,000.00     10/12/97     09/12/12   177.37   01/31/00     80.0     14.500      1,542.95
49    BSC35  800333320     33,400.00     11/01/97     10/01/17   238.00   01/31/00     83.6     14.250        421.41
49    BSC35  800333676     19,944.53     11/08/97     10/08/12   178.22   01/31/00     63.2     10.150        216.76
49    BSC35  800333759     55,625.13     10/12/97     09/12/12   177.37   01/31/00     71.4     10.400        505.35


                                                                                                                              Page 2
ALLIANCE FUNDING
A division of Superior Bank FSB

                                                Sale Schedule -- Group 1, Sub Pool II
                              1997-4 Class 1 -- Initial of Fixed Rate Mortgages -- Settlement 12/22/97

                                                                                                                          Principal
Pool  Sale                                                                                                     Zip        Balance at
 ID    ID     Account        Name                    Address                       City               State    Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
49    BSC35  800334781  DECKER WILLIAM E JR.     5 WHITE BIRCH LANE            SARANAC LAKE             NY     12983      249,900.00
49    BSC35  800335929  BECKER JOAN M            23 ST JOHNS DRIVE             WILMINGTON               DE     19808       15,000.00
49    BSC35  800337198  SINGLETARY THEODORE      405 BAINBRIDGE STREET         BROOKLYN                 NY     11233       22,180.00
49    BSC35  800337248  TAYLOR KRIS V O          4158 AMES STREET              DENVER                   CO     80212       70,100.00
49    BSC35  800337446  GREENLEY VICTOR S        RD 1 BOX 307                  ELLENDALE                DE     19941       39,500.00
49    BSC35  800337594  PAOLELLO JUDITH A        280 THROGS NECK BOULEVARD     BRONX                    NY     10465       40,500.00
49    BSC35  800339707  DEEBLE MONTE ROBERT      3543 EAST MONTE VISTA DRIV    TUCSON                   AZ     85716       11,800.00
49    BSC35  800339863  SPEARLINE NANCY D        3815 SHEPARD ROAD             GIBSONIA                 PA     15044       18,200.00
49    BSC35  800342297  EMMANOUILIDI GEORGE      2 CHEVIOT ROAD                SOUTHAMPTON              NY     11968      100,000.00
49    BSC35  800343402  DELGADO ALFREDO          169 FULTON STREET             POUGHKEEPSIE             NY     12601       14,700.00
49    BSC35  800344384  RAJKUMAR ROBIN           178A STUYVESANT AVENUE        BROOKLYN                 NY     11221      160,000.00
49    BSC35  800344418  ELIASON DEAN J.          8570 SOUTH 440 EAST           SANDY                    UT     84070       71,692.00
49    BSC35  800345183  BUZZARD CLAYTON T        328 THORNWOOD WAY             LAKELAND                 FL     33813       18,449.00
49    BSC35  800347692  GANCI STEPHEN            2771 MAYFIELD PLACE           NORTH BELLMORE           NY     11710       37,000.00
49    BSC35  800347866  TORGERSEN ROSEMARY       2 ACORN PATH                  EAST QUOGUE              NY     11942       65,000.00
49    BSC35  800348500  SMITH LAWRENCE A         166 COVERT STREET             BROOKLYN                 NY     11207      157,500.00
49    BSC35  800349193  BURDICK KENNETH L        9 STONE STREET                DANBURY                  CT     06810       38,000.00
49    BSC35  800349524  AIELLO GEORGE D          9 KELLOGG STREET              BETHEL                   CT     06801      157,500.00
49    BSC35  800349805  MEDINA ALFONSO M         253 THIRD STREET              LEBANON                  OR     97355       50,000.00
49    BSC35  800350118  MIRESSI DONALD           203 JOCKEY HOLLOW ROAD        MONROE                   CT     06468       27,000.00
49    BSC35  800350209  NICHOLSON DESMOND        147-19 111TH AVENUE           JAMAICA                  NY     11435       28,500.00
49    BSC35  800350308  O'CALLAGHAN J. BRIEN     54 PLUMTREES ROAD             BETHEL                   CT     06801      124,600.00
49    BSC35  800350316  OSWALD RALPH E.          1017 NORTH ONTARIO AVENUE     LINDENHURST              NY     11757       34,800.00
49    BSC35  800350373  WALTERS DANIEL LEE       120 EAST COOPER AVENUE        FOLLY BEACH              SC     29439      190,000.00
49    BSC35  800350423  HARRIS ELBERT E          833 BISCHEL STREET            LABELLE                  FL     33975       42,000.00
49    BSC35  800351900  TEERLINK JUDY L          1102 EAST PHEASANT VIEW DR    FRUIT HEIGHTS            UT     84037       48,900.00
49    BSC35  800352890  JOHNSON DAVID WAYNE      1985 WEST 12920 SOUTH         RIVERTON                 UT     84065       11,000.00
49    BSC35  800353146  LENZER WILLIAM R         823 S IRVING AVENUE           SCRANTON                 PA     18505       70,000.00
49    BSC35  800354342  YARBOROUGH WILMA G       2364 SANDSPUR ROAD            HARTSVILLE               SC     29550       30,400.00
49    BSC35  800354417  TAUB ROBERT J            30 SHERIDAN DRIVE             MILTON                   MA     02186       35,000.00
49    BSC35  800355851  KULPEKSA RONALD          4623 BUSTI DRIVE              SARASOTA                 FL     34232       27,789.00
49    BSC35  800356586  LOCATELLI CARMEN MARIE   144 DOYLE ST                  SANTA CRUZ               CA     95062       59,300.00
49    BSC35  800356917  MUSSELMAN LEE A          616 COMMERCIAL ST UNIT 15     PROVINCETOWN             MA     02657       40,000.00
49    BSC35  800358129  MCGOVERN BERNARD P       3 DIANA DRIVE                 NEW FAIRFIELD            CT     06812       39,900.00
49    BSC35  800360265  WADDELL MARCELL A        178-20 SELOVER RD             ST ALBANS                NY     11434      204,850.00
49    BSC35  800360331  TERJESEN CHRISTINE C     1668 LONGMEADOW ROAD          FT MYERS                 FL     33919       18,000.00
49    BSC35  800360695  JORDAN DONNA RENEE       1402 INMAN COURT              NORCROSS                 GA     30093       19,300.00
49    BSC35  800361255  CHUKALA GEORGE M         958 ITHAN LANE                LANGHORNE                PA     19047       63,600.00
49    BSC35  800363343  KENNEY JAMES P JR        458 PEACHTREE DRIVE           SPRING HILL              FL     34608       69,600.00
49    BSC35  800363475  SHEAK-ANDERS LINDA A     128 NORTH FORKLANDING ROAD    MAPLE SHADE              NJ     08052       25,600.00
49    BSC35  800363673  ROSS WILLIAM             324 ARLINGTON AVENUE          BROOKLYN                 NY     11208      199,750.00
49    BSC35  800364176  MEDCALF DOUGLAS E        14240 CROWN POINT PLACE       SILVERDALE               WA     98383       52,500.00
49    BSC35  800364507  MAGNUS LEE               99 BLOCK BLVD                 MASSAPEQUA               NY     11762       35,000.00
49    BSC35  800364754  HILL ROBERT J            21 BEVAN STREET               IRWIN                    ID     83428       32,772.00
49    BSC35  800364804  RAMIREZ TED RAYMOND      7447 SOUTH CLARKSON CIRCLE    LITTLETON                CO     80122       30,500.00
49    BSC35  800365264  TRAUGER JEAN V.          2031 MEADE STREET             DENVER                   CO     80211       25,000.00
49    BSC35  800365363  HEVERIN WADE K SR        580 HAWKEY BRANCH ROAD        SMYRNA                   DE     19977       28,000.00
49    BSC35  800365389  ELDREDGE JAMES E JR      458 WALNUT STREET             GLENWILLARD              PA     15046       22,500.00
49    BSC35  800365900  SCHLACHTA DAVID          11620 HOMESTEAD LANE          FT MYERS                 FL     33905       35,848.00
49    BSC35  800366460  RIDDLE JAMES W           1337 LOWER RICHLAND BLVD      HOPKINS                  SC     29061       60,750.00
49    BSC35  800367278  LOUDERMILK ROBERT T      5020 LITTLE LAKE COURT        ZEPHYRHILLS              FL     33541       28,050.00
49    BSC35  800367583  HEALY KENNETH            11 FLOWER LANE                CENTEREACH               NY     11720       40,000.00
49    BSC35  800368060  SWAN BENJAMIN C          16456 KIWI ROAD               GRASS VALLEY             CA     95949       28,000.00
49    BSC35  800368268  HEINE WALTER N           144 146 SOUTH HANOVER STRE    CARLISLE                 PA     17013       87,000.00
49    BSC35  800369084  MONDESIR FEDNER          108 SOUTH MAIN STREET         NORWALK                  CT     06859       23,500.00
49    BSC35  800369118  BIRCH KEITH              1613 WEST INDIANA AVENUE      SALT LAKE CITY           UT     84104       17,421.00
49    BSC35  800369522  YACK GREG L              6120 SOUTH POTOMAC WAY        ENGLEWOOD                CO     80111       50,000.00
49    BSC35  800369712  SLOSKEY EDWARD S         30 ISLAND ROAD                LEVITTOWN                PA     19057       27,000.00
49    BSC35  800370231  CHUMLEY CHARLES W        602 HEDGEWOOD LANE            DAWSONVILLE              GA     30534       26,000.00
49    BSC35  800370249  TIPTON DONALD B          173 SAPP STREET               INGLIS                   FL     34449       63,900.00
49    BSC35  800370710  JOHNSON WILLIAM J        275 WEST 700 SOUTH            PAYSON                   UT     84651       13,600.00
49    BSC35  800371247  NGUYEN NGA THI-KIM       10591 EAST 6TH PLACE          AURORA                   CO     80010       16,645.00




                        Cut-off Date      First                                      Original  Current     Scheduled
Pool  Sale                Principal      Payment      Maturity    Rem      Date        LTV     Mortgage     Payment
 ID    ID     Account      Balance         Date         Date      Term      Due       Ratio      Rate      Int & Prin
---------------------------------------------------------------------------------------------------------------------
49    BSC35  800334781    249,734.75     11/01/97     10/01/12   178.00   01/31/00     84.7     10.600      2,777.90
49    BSC35  800335929     14,879.93     10/02/97     09/02/12   177.04   01/31/00     85.4     12.350        183.42
49    BSC35  800337198     22,086.76     11/14/97     10/14/12   178.42   01/31/00     84.3     11.750        223.89
49    BSC35  800337248     70,100.00     12/01/97     11/01/27   359.00   01/31/00     78.7     11.350        686.18
49    BSC35  800337446     39,355.48     11/06/97     10/06/12   178.16   01/31/00     89.7     11.650        465.21
49    BSC35  800337594     40,412.21     10/04/97     09/04/12   177.11   01/31/00     90.0     11.900        413.48
49    BSC35  800339707     11,800.00     12/01/97     11/01/12   179.00   01/31/00     65.4     11.700        139.35
49    BSC35  800339863     18,200.00     11/06/97     10/06/17   238.16   01/31/00     90.0     11.550        194.72
49    BSC35  800342297     99,962.33     11/01/97     10/01/17   238.00   01/31/00     75.5     11.000      1,032.19
49    BSC35  800343402     14,318.37     06/01/97     05/01/07   113.00   01/31/00     79.8     13.990        228.15
49    BSC35  800344384    160,000.00     11/06/97     10/06/12   178.16   01/31/00     80.0     11.750      1,615.06
49    BSC35  800344418     70,856.32     10/01/97     09/01/12   177.00   01/31/00     84.7     13.200        804.28
49    BSC35  800345183     18,333.24     11/03/97     10/03/12   178.06   01/31/00     80.0     13.200        235.86
49    BSC35  800347692     36,811.59     11/01/97     10/01/17   238.00   01/31/00     79.6     14.650        477.67
49    BSC35  800347866     64,693.27     11/14/97     10/14/12   178.42   01/31/00     38.2      8.900        655.41
49    BSC35  800348500    157,500.00     10/16/97     09/16/12   177.50   01/31/00     90.0     12.300      1,656.53
49    BSC35  800349193     38,000.00     11/01/97     10/01/12   178.00   01/31/00     83.2     12.850        477.05
49    BSC35  800349524    157,500.00     11/01/97     10/01/12   178.00   01/31/00     74.9     12.350      1,662.62
49    BSC35  800349805     50,000.00     11/01/97     10/01/12   178.00   01/31/00     86.7     10.900        565.16
49    BSC35  800350118     27,000.00     11/06/97     10/06/17   238.16   01/31/00     89.7     12.800        312.49
49    BSC35  800350209     28,500.00     11/03/97     10/03/17   238.06   01/31/00     80.0     13.150        336.95
49    BSC35  800350308    124,178.48     10/17/97     09/17/17   237.53   01/31/00     79.9     10.850      1,273.41
49    BSC35  800350316     34,502.48     11/01/97     10/01/12   178.00   01/31/00     89.7     11.800        413.19
49    BSC35  800350373    189,729.61     10/23/97     09/23/17   237.73   01/31/00     59.3     10.050      1,839.84
49    BSC35  800350423     41,844.58     11/06/97     10/06/17   238.16   01/31/00     80.0     11.400        445.01
49    BSC35  800351900     48,855.34     11/06/97     10/06/17   238.16   01/31/00     89.7     11.400        518.12
49    BSC35  800352890     11,000.00     10/23/97     09/23/12   177.73   01/31/00     78.4     15.050        154.33
49    BSC35  800353146     70,000.00     11/20/97     10/20/17   238.62   01/31/00     70.0      9.400        647.93
49    BSC35  800354342     30,363.66     11/10/97     10/10/12   178.29   01/31/00     80.0     10.900        343.62
49    BSC35  800354417     35,000.00     11/07/97     10/07/17   238.19   01/31/00     89.7     10.650        352.97
49    BSC35  800355851     27,789.00     11/17/97     10/17/12   178.52   01/31/00     85.0     11.750        329.06
49    BSC35  800356586     59,041.05     10/19/97     09/19/12   177.60   01/31/00     84.9     12.900        746.40
49    BSC35  800356917     39,928.85     11/15/97     10/15/12   178.45   01/31/00     40.0      9.750        423.75
49    BSC35  800358129     39,900.00     11/01/97     10/01/12   178.00   01/31/00     89.9     12.800        435.14
49    BSC35  800360265    204,850.00     11/02/97     10/02/12   178.03   01/31/00     85.0     12.500      2,186.28
49    BSC35  800360331     18,000.00     11/13/97     10/13/17   238.39   01/31/00     77.3     13.600        218.62
49    BSC35  800360695     19,134.43     10/20/97     09/20/07   117.63   01/31/00     84.9     13.650        295.62
49    BSC35  800361255     63,600.00     11/01/97     10/01/12   178.00   01/31/00     85.9     11.000        605.68
49    BSC35  800363343     69,600.00     11/08/97     10/08/17   238.22   01/31/00     79.0     12.750        803.05
49    BSC35  800363475     25,458.34     09/25/97     08/25/12   176.78   01/31/00     89.7     12.500        273.22
49    BSC35  800363673    199,750.00     11/01/97     10/01/27   358.00   01/31/00     85.0     11.200      1,932.51
49    BSC35  800364176     52,500.00     12/01/97     11/01/12   179.00   01/31/00     88.4      9.400        437.62
49    BSC35  800364507     34,910.67     11/01/97     10/01/17   238.00   01/31/00     78.1     12.600        400.12
49    BSC35  800364754     32,772.00     11/01/97     10/01/12   178.00   01/31/00     90.0     11.550        383.88
49    BSC35  800364804     30,500.00     12/01/97     11/01/17   239.00   01/31/00     89.9     11.400        323.16
49    BSC35  800365264     24,844.17     12/01/97     11/01/12   179.00   01/31/00     71.9     12.950        315.49
49    BSC35  800365363     27,979.86     11/13/97     10/13/12   178.39   01/31/00     90.0     11.300        323.54
49    BSC35  800365389     22,500.00     11/13/97     10/13/12   178.39   01/31/00     79.9     10.050        242.47
49    BSC35  800365900     35,785.67     11/03/97     10/03/07   118.06   01/31/00     79.9     12.250        519.51
49    BSC35  800366460     60,713.49     11/16/97     10/16/17   238.49   01/31/00     90.0     11.400        643.68
49    BSC35  800367278     27,905.24     11/01/97     10/01/07   118.00   01/31/00     85.0     11.900        400.82
49    BSC35  800367583     39,822.52     11/14/97     10/14/12   178.42   01/31/00     84.6     10.550        443.40
49    BSC35  800368060     28,000.00     12/01/97     11/01/12   179.00   01/31/00     80.0     12.850        306.46
49    BSC35  800368268     86,821.84     10/25/97     09/25/12   177.80   01/31/00     48.6      9.000        700.02
49    BSC35  800369084     23,500.00     11/01/97     10/01/12   178.00   01/31/00     89.8     12.500        289.64
49    BSC35  800369118     17,361.12     10/16/97     09/16/12   177.50   01/31/00     90.0     12.450        214.15
49    BSC35  800369522     50,000.00     12/01/97     11/01/12   179.00   01/31/00     63.9     12.000        600.08
49    BSC35  800369712     26,938.01     11/01/97     10/01/12   178.00   01/31/00     87.6     11.150        309.43
49    BSC35  800370231     25,939.81     11/01/97     10/01/12   178.00   01/31/00     84.6     11.050        296.33
49    BSC35  800370249     63,521.89     10/24/97     09/24/17   237.76   01/31/00     90.0     10.950        657.40
49    BSC35  800370710     13,600.00     12/01/97     11/01/12   179.00   01/31/00     85.0     12.500        145.15
49    BSC35  800371247     16,645.00     12/01/97     11/01/12   179.00   01/31/00     75.2     12.350        203.53


                                                                                                                              Page 3
ALLIANCE FUNDING
A division of Superior Bank FSB

                                                Sale Schedule -- Group 1, Sub Pool II
                              1997-4 Class 1 -- Initial of Fixed Rate Mortgages -- Settlement 12/22/97

                                                                                                                          Principal
Pool  Sale                                                                                                     Zip        Balance at
 ID    ID     Account        Name                    Address                       City               State    Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
49    BSC35  800371353  DUFFY ROBERT J           303 ISABELLA ROAD             ELVERSON                 PA     19520       56,700.00
49    BSC35  800371510  TURNER JERRY W           6275 NORTH SANDARIO ROAD      TUCSON                   AZ     85743       64,800.00
49    BSC35  800371833  BUSCHERFELD DONNA J.     3625 EAST GREENWAY LANE       PHOENIX                  AZ     85032       14,517.00
49    BSC35  800371866  MOE CHERECE D            1164 EAST THIRD AVENUE        SALT LAKE CITY           UT     84103       45,500.00
49    BSC35  800371965  UNREIN DALE ANTHONY      14300 EAST 134TH AVENUE       BRIGHTON                 CO     80601       35,000.00
49    BSC35  800372070  STOCKING TRACY D         2243 SOUTH 2100 EAST          SALT LAKE CITY           UT     84109       56,750.00
49    BSC35  800372740  SCOTT VINCENT C          1136 WASHINGTON STREET        DENVER                   CO     80203       25,350.00
49    BSC35  800372799  GOSHORN JOHN             6301 LONGHORN TRAIL           FT MYERS                 FL     33905       14,000.00
49    BSC35  800372815  FREITAG THOMAS F         1575 SOUTH KNOX COURT         DENVER                   CO     80219       25,000.00
49    BSC35  800373060  BECKER RODNEY S          7941 YORK STREET UNIT 3       DENVER                   CO     80229       30,917.00
49    BSC35  800373953  HOWARD WILLIAM G         3514 RIDGE BOULEVARD          PALM HARBOR              FL     34684       23,400.00
49    BSC35  800374092  LEE MYUNG SOO            72 CARLSON COURT              CLOSTER                  NJ     07624       30,000.00
49    BSC35  800374431  MILLMAN LEONARD V.       3970 MONTHILL AVENUE          LAS VEGAS                NV     89121       36,200.00
49    BSC35  800376022  VERGARA GLORIA           7076 NATALIE STREET           ENGLEWOOD                FL     34224       11,900.00
49    BSC35  800376139  CORSO PHILIP P           6607 SOUTH GRANDE DRIVE       BOCA RATON               FL     33433       73,000.00
49    BSC35  800376147  LIGON MARIE              20 GUSTO LANE                 ROOSEVELT                NY     11575      112,000.00
49    BSC35  800376485  TUHRO GARY L             10286 110TH WAY NORTH         LARGO                    FL     33778       38,000.00
49    BSC35  800376543  LUCAS CRAIG M            261 FOURTH STREET             HOBOKEN                  NJ     07030      336,000.00
49    BSC35  800376568  LOMBARDI JOSEPH          11540 NORTH POTOMAC STREET    BRIGHTON                 CO     80601       55,192.00
49    BSC35  800376725  ACOSTA PRISCILLA L.      8370 EAST 104TH WAY           HENDERSON                CO     80640       17,500.00
49    BSC35  800377293  HAMMER CLARK             12400 SOUTH 3600 WEST         RIVERTON                 UT     84065       56,000.00
49    BSC35  800377558  HIPPNER SUSAN M          1173 SOUTH DUDLEY STREET      LAKEWOOD                 CO     80232       46,254.00
49    BSC35  800377988  NAGY NICHOLAS            177 HOBBLEBUSH DRIVE          MILFORD                  PA     18337       41,700.00
49    BSC35  800378101  MAY JERRY N              33 HILLSIDE ROAD              RINGWOOD                 NJ     07456       41,000.00
49    BSC35  800378374  HO SONNY                 2744 FIELDCREST COURT         ORLANDO                  FL     32839       19,400.00
49    BSC35  800378788  BALDWIN MARY LOU         7500 E BOULDERS PARKWAY #     SCOTTSDALE               AZ     85262       40,263.00
49    BSC35  800379687  DECKER STEVE R           12618 NORTHEAST 94TH WAY      KIRKLAND                 WA     98033       23,000.00
49    BSC35  800379943  MCCANN ROBERT R          3420 EAST WINESAP             SALT LAKE CITY           UT     84121       79,473.00
49    BSC35  800380446  BONANNO ROSARIO          79-21 WOODHAVEN BOULEVARD     GLENDALE                 NY     11385       58,750.00
49    BSC35  800380503  BOUDREAU STEVEN G        10 SLOCUM STREET              PROVIDENCE               RI     02909       13,120.00
49    BSC35  800380792  GONZALES LOUIS M         6624 REED STREET              ARVADA                   CO     80003       28,000.00
49    BSC35  800381105  SEAMAN ELEANOR           2278 ARDENWOOD DRIVE          SPRING HILL              FL     34609       11,500.00
49    BSC35  800381451  NUNEZ TRENIDAD H         1204 NORTH 18TH STREET        IMMOKALEE                FL     34142       25,000.00
49    BSC35  800382046  HERRERA KAREN L          1414 SOUTHWEST 13TH TERRAC    CAPE CORAL               FL     33991       12,931.00
49    BSC35  800382145  SHANTY CLIFFORD          6 LITTLE TROY LANE            BALLSTON LAKE            NY     12019       25,255.00
49    BSC35  800382509  FREESE RUSSELL D         205 UTAH WAY                  LEHIGH ACRES             FL     33936       20,000.00
49    BSC35  800383085  COVERDALE DELBERT JAMES  704 JASMINE DRIVE             LINCOLN                  DE     19960       15,000.00
49    BSC35  800383291  O'GORMAN TIMOTHY PATRICK 4301 CHERI DRIVE              AUBURNDALE               FL     33823       26,800.00
49    BSC35  800383721  RINFRET KATHLEEN         99 BOURNEDALE ROAD NORTH      MANHASSET                NY     11030      426,700.00
49    BSC35  800383853  MUNKRES MARILYN N        2778 HEARTHWOOD LANE          COLORADO SPRINGS         CO     80917       18,280.00
49    BSC35  800383960  DAVIS SAMUEL A           422 MONO PLACE                COLORADO SPRINGS         CO     80910       15,700.00
49    BSC35  800384208  KOHLER ROBERT JOHN       7783 SOUTH NEVADA DRIVE       LITTLETON                CO     80120       23,500.00
49    BSC35  800384372  MORETTO MICHAEL          409 MARSH PLACE SOUTH         HIGHLAND LAKES           NJ     07422       31,500.00
49    BSC35  800384778  GONDER DANA E            5853 EAST AGAVE PLACE         CAREFREE                 AZ     85377       40,100.00
49    BSC35  800385254  MELLOTT JAMES            379 CHURCH ROAD               ORRTANNA                 PA     17352       39,200.00
49    BSC35  800385429  ALESSANDRO RITA M        68 ROBINSON AVE               STATEN ISLAND            NY     10312       29,300.00
49    BSC35  800386815  MORGAN SABRINNA L        531 S PERRY STREET            DENVER                   CO     80219       25,000.00
49    BSC35  800387292  LARKIN LINDA             85 FOREST AVENUE              LAKE GROVE               NY     11755       30,000.00
49    BSC35  800387300  BAILEY SELMA L           20338 XITA AVENUE             PORT CHARLOTTE           FL     33952       12,500.00
49    BSC35  800387441  JARAMILLO DOUGLAS B      854 NORTH 700 EAST            LEHI                     UT     84043       35,602.00
49    BSC35  800388159  ANDERSON WALTER R        3410 SOUTHWEST 15TH STREET    LEHIGH ACRES             FL     33971       10,200.00
49    BSC35  800388175  COTA RUBEN O.            8939 XAVIER STREET            WESTMINSTER              CO     80030       23,900.00
49    BSC35  800388225  RIVERA SATURNINO A       3341 MARSTON ROAD             WESTMINSTER              MD     21157       55,500.00
49    BSC35  800388423  NEBEL ROBERT             131 RAMONA AVENUE             STATEN ISLAND            NY     10312       35,000.00
49    BSC35  800388639  STEVENSON FRANK R        MILLBROOK ROAD                JACKSON CENTER           PA     16133       59,250.00
49    BSC35  800388647  LAMORTE ANNE L           43 MCCOUNS LANE               OYSTER BAY               NY     11771       25,000.00
49    BSC35  800388811  FANCHER DOUGLAS          1008 SUMNER BOULEVARD         SAFETY HARBOR            FL     34695       10,000.00
49    BSC35  800388829  LICATA GUY               210 NORTH BOSTON AVENUE       MASSAPEQUA               NY     11758       30,000.00
49    BSC35  800389124  BOWDEN HERMAN            219 CASTLE ROAD               LUMBERTON                NC     28358       10,000.00
49    BSC35  800389280  LEASURE CHARLES H.       1636 ANASTASIA WAY SOUTH      ST PETERSBURG            FL     33712      102,600.00
49    BSC35  800390049  HELTON DAN               18500 ORLANDO ROAD            FORT MYERS               FL     33912       38,550.00
49    BSC35  800390569  DIPPOLITO PAUL M         6170 SOUTH ESMERALDA TERRA    LECANTO                  FL     34461       54,000.00




                        Cut-off Date      First                                      Original  Current     Scheduled
Pool  Sale                Principal      Payment      Maturity    Rem      Date        LTV     Mortgage     Payment
 ID    ID     Account      Balance         Date         Date      Term      Due       Ratio      Rate      Int & Prin
---------------------------------------------------------------------------------------------------------------------
49    BSC35  800371353     56,690.54     11/06/97     10/06/12   178.16   01/31/00     89.9     11.150        546.40
49    BSC35  800371510     64,800.00     11/01/97     10/01/17   238.00   01/31/00     90.0     12.700        745.38
49    BSC35  800371833     14,517.00     12/01/97     11/01/12   179.00   01/31/00     89.6     11.650        170.97
49    BSC35  800371866     45,500.00     11/01/97     10/01/12   178.00   01/31/00     61.3     10.250        407.73
49    BSC35  800371965     35,000.00     12/01/97     11/01/12   179.00   01/31/00     76.8     12.850        439.39
49    BSC35  800372070     56,728.25     12/01/97     11/01/12   179.00   01/31/00     77.7     12.850        621.12
49    BSC35  800372740     25,253.08     12/01/97     11/01/12   179.00   01/31/00     84.9     12.500        270.55
49    BSC35  800372799     13,987.39     11/06/97     10/06/12   178.16   01/31/00     83.8     10.750        156.93
49    BSC35  800372815     24,885.69     11/01/97     10/01/12   178.00   01/31/00     69.7     10.500        276.35
49    BSC35  800373060     30,721.43     11/01/97     10/01/12   178.00   01/31/00     78.0     12.750        335.97
49    BSC35  800373953     23,400.00     11/07/97     10/07/12   178.19   01/31/00     90.0     11.050        266.70
49    BSC35  800374092     30,000.00     11/16/97     10/16/12   178.49   01/31/00     84.8     13.300        338.91
49    BSC35  800374431     36,200.00     12/01/97     11/01/17   239.00   01/31/00     83.1     12.100        401.12
49    BSC35  800376022     11,875.59     11/06/97     10/06/12   178.16   01/31/00     80.0     12.500        146.67
49    BSC35  800376139     73,000.00     11/08/97     10/08/12   178.22   01/31/00     79.9     11.000        695.20
49    BSC35  800376147    111,878.25     10/23/97     09/23/17   237.73   01/31/00     80.0     10.850      1,144.64
49    BSC35  800376485     37,917.62     11/14/97     10/14/17   238.42   01/31/00     89.9     11.300        400.02
49    BSC35  800376543    336,000.00     11/01/97     10/01/12   178.00   01/31/00     70.0      9.000      2,703.53
49    BSC35  800376568     55,192.00     12/01/97     11/01/12   179.00   01/31/00     69.9     11.000        627.31
49    BSC35  800376725     17,495.89     11/01/97     10/01/12   178.00   01/31/00     89.2     11.800        207.78
49    BSC35  800377293     56,000.00     12/01/97     11/01/12   179.00   01/31/00     79.9     10.600        516.45
49    BSC35  800377558     46,254.00     12/01/97     11/01/12   179.00   01/31/00     85.0     12.000        555.13
49    BSC35  800377988     41,700.00     11/01/97     10/01/12   178.00   01/31/00     89.5     12.600        448.29
49    BSC35  800378101     41,000.00     11/10/97     10/10/12   178.29   01/31/00     80.9     13.750        477.70
49    BSC35  800378374     19,370.13     11/16/97     10/16/12   178.49   01/31/00     84.4     11.750        229.72
49    BSC35  800378788     40,263.00     11/01/97     10/01/12   178.00   01/31/00     84.9     12.100        417.25
49    BSC35  800379687     23,000.00     12/01/97     11/01/12   179.00   01/31/00     85.0     11.850        233.93
49    BSC35  800379943     79,473.00     12/01/97     11/01/12   179.00   01/31/00     75.0     10.350        718.07
49    BSC35  800380446     58,726.36     11/06/97     10/06/17   238.16   01/31/00     85.0     12.500        667.48
49    BSC35  800380503     13,083.61     11/16/97     10/16/12   178.49   01/31/00     75.9     10.150        142.19
49    BSC35  800380792     27,727.96     12/01/97     11/01/12   179.00   01/31/00     70.7     10.850        263.48
49    BSC35  800381105     11,432.45     11/01/97     10/01/17   238.00   01/31/00     55.3     10.550        115.20
49    BSC35  800381451     24,794.51     11/08/97     10/08/17   238.22   01/31/00     60.3     11.990        275.10
49    BSC35  800382046     12,931.00     11/06/97     10/15/12   178.16   01/31/00     84.9     12.500        159.38
49    BSC35  800382145     25,246.44     11/06/97     10/06/12   178.16   01/31/00     84.4     12.500        311.27
49    BSC35  800382509     19,986.26     11/06/97     10/06/12   178.16   01/31/00     85.4     11.400        232.37
49    BSC35  800383085     14,980.73     11/10/97     10/10/12   178.29   01/31/00     70.6     11.500        175.23
49    BSC35  800383291     26,769.92     11/14/97     10/14/12   178.42   01/31/00     71.4     10.990        304.44
49    BSC35  800383721    426,700.00     11/08/97     10/08/12   178.22   01/31/00     85.0      9.650      3,634.71
49    BSC35  800383853     18,198.84     12/01/97     11/01/12   179.00   01/31/00     84.8     12.000        219.39
49    BSC35  800383960     15,700.00     12/01/97     11/01/17   239.00   01/31/00     85.9     11.300        165.27
49    BSC35  800384208     23,500.00     12/01/97     11/01/12   179.00   01/31/00     84.7     11.600        276.02
49    BSC35  800384372     31,500.00     11/06/97     10/06/12   178.16   01/31/00     89.9     12.250        383.13
49    BSC35  800384778     40,100.00     11/01/97     10/01/12   178.00   01/31/00     85.0     12.850        438.89
49    BSC35  800385254     39,200.00     11/15/97     10/15/12   178.45   01/31/00     70.0     14.350        531.29
49    BSC35  800385429     29,270.91     11/02/97     10/02/07   118.03   01/31/00     82.8     13.100        439.21
49    BSC35  800386815     24,865.81     10/26/97     09/26/12   177.83   01/31/00     79.3     10.000        268.65
49    BSC35  800387292     29,955.11     11/20/97     10/20/17   238.62   01/31/00     88.7     11.800        326.15
49    BSC35  800387300     12,481.49     11/20/97     10/20/12   178.62   01/31/00     62.3     12.000        150.02
49    BSC35  800387441     35,544.22     10/17/97     09/17/17   237.53   01/31/00     89.9     12.050        393.25
49    BSC35  800388159     10,156.21     11/03/97     10/03/07   118.06   01/31/00     80.0     11.500        143.41
49    BSC35  800388175     23,900.00     12/01/97     11/01/12   179.00   01/31/00     88.2     11.650        281.48
49    BSC35  800388225     55,500.00     11/08/97     10/08/12   178.22   01/31/00     89.9     10.990        528.12
49    BSC35  800388423     34,873.08     11/14/97     10/14/12   178.42   01/31/00     88.4     11.400        343.93
49    BSC35  800388639     59,250.00     11/07/97     10/07/12   178.19   01/31/00     75.0     12.600        734.13
49    BSC35  800388647     25,000.00     11/10/97     10/10/17   238.29   01/31/00     64.7     11.850        272.66
49    BSC35  800388811     10,000.00     11/01/97     10/01/17   238.00   01/31/00     84.2     12.750        115.38
49    BSC35  800388829     29,970.04     11/08/97     10/08/12   178.22   01/31/00     89.7     12.600        371.71
49    BSC35  800389124      9,969.22     11/01/97     10/01/07   118.00   01/31/00     68.5     10.000        132.15
49    BSC35  800389280    102,600.00     11/06/97     10/06/27   358.16   01/31/00     90.0      8.900        818.17
49    BSC35  800390049     38,550.00     11/14/97     10/14/17   238.42   01/31/00     85.4     12.250        431.21
49    BSC35  800390569     54,000.00     11/01/97     10/01/17   238.00   01/31/00     90.0     11.650        581.46


                                                                                                                              Page 4
ALLIANCE FUNDING
A division of Superior Bank FSB

                                                Sale Schedule -- Group 1, Sub Pool II
                              1997-4 Class 1 -- Initial of Fixed Rate Mortgages -- Settlement 12/22/97

                                                                                                                          Principal
Pool  Sale                                                                                                     Zip        Balance at
 ID    ID     Account        Name                    Address                       City               State    Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
49    BSC35  800391179  WISEMAN MARVIN D         16303 FLAVIAN ROAD            BROOKSVILLE              FL     34601       12,000.00
49    BSC35  800391229  AHMED SYED JAWWAD        1874 E SAGEBRUSH STREET       GILBERT                  AZ     85296      127,250.00
49    BSC35  800391732  GUADIZ LEON J JR         6900 CORFU BOULEVARD NE       BREMERTON                WA     98311       36,270.00
49    BSC35  800391807  FORT WILLIAM C           3712 GENERAL PATCH STREET     ALBUQUERQUE              NM     87111       21,000.00
49    BSC35  800391922  SHUMAN MERVYN M          27170 ZEMAN AVENUE            EUCLID                   OH     44132       23,475.00
49    BSC35  800392110  CIFARELLI JOSEPH F       467 8TH STREET                BROOKLYN                 NY     11215       70,000.00
49    BSC35  800392359  MOLESKY CHRISTOPHE J     25 GREEN ROAD                 SHAVERTOWN               PA     18708       54,000.00
49    BSC35  800392482  HOWARD BRIAN D           28050 BRANDIFF ROAD           MYAKKA CITY              FL     34251       10,000.00
49    BSC35  800392508  LYNCH KIMBERLY ANN       248 SOUTH WOOD STREET         SHAMOKIN                 PA     17872       18,650.00
49    BSC35  800392573  BYRNE JOHN A.            1 ELIZABETH DRIVE             BETHPAGE                 NY     11714       65,500.00
49    BSC35  800392649  HARPER GARY C            1234 NORTH 700 WEST           CLINTON                  UT     84015       22,830.00
49    BSC35  800392755  PAGNI DONALD J           8324 TEN CENT ROAD            LAND O LAKES             FL     34639       72,250.00
49    BSC35  800392862  GRITZBACH ROBERT J.      45 NORTH HILL ROAD            NORTH HAVEN              CT     06473       16,350.00
49    BSC35  800393563  THOMPSON ERNEST L        2468 HULL ROAD                KINSTON                  NC     28501       20,500.00
49    BSC35  800393902  SHERWOOD ANNE            5304 228TH STREET SW          MOUNTLAKE TERRACE        WA     98043       11,900.00
49    BSC35  800395303  GODETTE TROY L           1511 EDNOR RD                 SILVER SPRING            MD     20905       58,000.00
49    BSC35  800396061  ROWE HARRY W JR          8 NANCY MAE AVENUE            PROSPECT                 CT     06712       38,000.00
49    BSC35  800396160  LASATER PATRICIA ANN     214 EAST 1700 SOUTH           SALT LAKE CITY           UT     84115       11,500.00
49    BSC35  800397010  VAN AALTEN KATHRYN E     15263 NEWPORT ROAD            CLEARWATER               FL     34624       19,500.00
49    BSC35  800397705  KARWOWSKI KENNETH R      322 STEINBACH STREET          CLARITON                 PA     15025       32,500.00
49    BSC35  800398257  STOCKHAM LARRY L         425 ZANTE WAY                 LOCHBUIE                 CO     80601       14,271.00
49    BSC35  800398356  DUTTON KENDALL M         290 WEST 100 SOUTH            EPHRAIM                  UT     84627       31,200.00
49    BSC35  800398380  SWEET GLEN H             22903 54TH AVENUE WEST        MOUNTLAKE TERRACE        WA     98043       15,921.00
49    BSC35  800399040  DURAN AURELINDA R        343-345 LAUREL HILL AVE       PROVIDENCE               RI     02907       68,000.00
49    BSC35  800399057  WALIGORA BRUCE CHARLES   2321 KINGS LAKE BOULEVARD     NAPLES                   FL     34112       31,250.00
49    BSC35  800399123  ROUSSEAU GREGORY C       6847 SOUTH MULLIEN DRIVE      WEST JORDAN              UT     84084       17,000.00
49    BSC35  800399636  GREEN WILLIAM J          13407 PARKWOOD STREET         HUDSON                   FL     34669       49,300.00
49    BSC35  800399974  WAGNER CAROL M           873 52ND AVENUE NORTH         ST PETERSBURG            FL     33703       21,320.00
49    BSC35  800400046  SOKO VICTORIA F          611 LEXINGTON AVE             BROOKLYN                 NY     11221       32,000.00
49    BSC35  800400525  KNAUSS GERALD F          4922 DURASNO COURT            COLORADO SPRINGS         CO     80911       29,000.00
49    BSC35  800400707  GREGORY VERONICA A       13036 BIRCH DRIVE             THORNTON                 CO     80241       27,750.00
49    BSC35  800400822  ROTHMAN STEPHANIE Y      1679 CHALCEDONY & 4774 JEW    SAN DIEGO                CA     92109       25,740.00
49    BSC35  800402042  BUTLER ALPHONSO          533-535 27TH AVENUE SOUTH     ST PETERSBURG            FL     33705       37,800.00
49    BSC35  800403214  SINGER LINDA N.          410 3RD AVENUE                SEASIDE                  OR     97138      145,000.00
49    BSC35  800403743  BROWN STEVEN W           21043 MEEHAN AVENUE           PORT CHARLOTTE           FL     33952       13,719.00
49    BSC35  800404444  GRAHAM TIMOTHY J         20733 EAST DORADO PLACE       AURORA                   CO     80015       54,916.00
49    BSC35  800405425  BIDDINGS ANTONIO         497 BARCLAY COURT             STONE MOUNTAIN           GA     30083       11,500.00
49    BSC35  800407595  BURNEY CORA LEE          1310 SPRUCE STREET            SAFTEY HARBOR            FL     34695       10,000.00
49    BSC35  800409187  POIRIER CAROLYN A        68 ROGERINE WAY               LANDING                  NJ     07850       33,000.00
49    BSC35  800409773  BUCKLEY STEPHEN C        517 HORIZON DRIVE             KENANSVILLE              FL     34739       30,000.00
49    BSC35  800410920  JOHNSON LEWIS JR         3626 POND RIDGE COURT EAST    JACKSONVILLE             FL     32223       15,700.00
49    BSC35  800413957  LUSK LORRAINE D          62 DIGGER ROAD                EIGHTY FOUR              PA     15330       25,300.00
49    BSC35  800414096  WYLIE JAMES M            9980 SOUTH 1000 WEST          SOUTH JORDAN             UT     84095       16,852.00
49    BSC35  800414500  SMITH BRENDA             1100 WESTFIELD DRIVE          OXON HILL                MD     20745       25,000.00
49    BSC35  800415846  GRIDER L MICHAEL         2064-2066 THE MALL            CLEARWATER               FL     34615      105,000.00
49    BSC35  800416562  MILLER KEVIN             4471 WEST FASSIO CIRCLE       WEST VALLEY CITY         UT     84120       16,750.00
49    BSC35  800419483  WALKER THURNADEAN        1762 9TH AVENUE SOUTH         ST PETERSBURG            FL     33712       28,000.00
49    BSC35  800421299  SMITH RANDAL M           5265 WEST 10900 NORTH         HIGHLAND                 UT     84003       35,000.00
49    BSC35  800429789  ROMANO GERALDINE M       405 OLD HAUPPAUGE RD          SMITHTOWN                NY     11787      405,000.00
49    BSC35D 800329534  SNYDER SCOTT A.          6537 BALDOON DRIVE            FAYETTEVILLE             NC     28314       13,398.00
49    BSC35D 800353336  COTTLE MICHAEL R.        6474 GADDIS DRIVE             FAYETTEVILLE             NC     28306       18,700.00
49    BSC35D 800364242  BECKNER MARTHA M.        783 GALLOWAY DRIVE            FAYETTEVILLE             NC     28303       38,500.00
49    BSC35D 800381113  CULLINS MAVIS OUTLAW     802 KETCH COURT               KURE BEACH               NC     28428       29,800.00
49    SB100  661552190  TRAYLOR THELMA           4703 WEST ERIE STREET         CHICAGO                  IL     60644       25,600.00
49    SB100  661558098  LEVIN ALLEN C            1558 ESTATE LANE              LAKE FOREST              IL     60045      161,000.00
49    SB100  661562934  DENIC VELJKO             3938 NORTH OLEANDER AVENUE    CHICAGO                  IL     60634       48,450.00
49    SB100  661563510  KNISKERN SCOTT L         490 ST MARYS PARKWAY          BUFFALO GROVE            IL     60089       22,000.00
49    SB100  661566307  RUIZ JOSE G              25 WEST 331 HIGHVIEW          NAPERVILLE               IL     60563       20,000.00
49    SB100  661567644  KLEESPIES DAVID B        1901 BRUNING DRIVE            WILMINGTON               IL     60481       18,500.00
49    SB100  661567875  BERG ANTHONY K           163 LEXINGTON PARKWAY S       ST. PAUL                 MN     55105       42,300.00
49    SB100  661568139  ATANGA MELVINA A         126 CLAREMONT AVENUE          MOUNT VERNON             NY     10550       43,150.00
49    SB100  661569202  ROCHA BERTHA             2132 NORTH SPAULDING          CHICAGO                  IL     60647       40,000.00




                        Cut-off Date      First                                      Original  Current     Scheduled
Pool  Sale                Principal      Payment      Maturity    Rem      Date        LTV     Mortgage     Payment
 ID    ID     Account      Balance         Date         Date      Term      Due       Ratio      Rate      Int & Prin
---------------------------------------------------------------------------------------------------------------------
49    BSC35  800391179     11,957.32     11/10/97     10/10/12   178.29   01/31/00     33.3     10.700        134.14
49    BSC35  800391229    127,250.00     12/01/97     11/01/27   359.00   01/31/00     84.9     12.850      1,392.73
49    BSC35  800391732     36,270.00     12/01/97     11/01/12   179.00   01/31/00     88.9     11.300        419.10
49    BSC35  800391807     20,973.58     11/01/97     10/01/12   178.00   01/31/00     85.0     11.600        246.66
49    BSC35  800391922     23,432.20     11/20/97     10/20/17   238.62   01/31/00     84.5     11.750        254.40
49    BSC35  800392110     70,000.00     11/15/97     10/15/12   178.45   01/31/00     61.0     10.500        640.32
49    BSC35  800392359     54,000.00     11/06/97     10/06/12   178.16   01/31/00     85.0     11.750        545.08
49    BSC35  800392482      9,958.94     11/14/97     10/14/12   178.42   01/31/00     85.0     12.500        123.25
49    BSC35  800392508     18,650.00     11/20/97     10/20/12   178.62   01/31/00     78.8     14.000        220.98
49    BSC35  800392573     65,500.00     11/14/97     10/14/17   238.42   01/31/00     85.0     13.250        779.08
49    BSC35  800392649     22,830.00     12/01/97     11/01/12   179.00   01/31/00     89.9     10.800        213.97
49    BSC35  800392755     72,109.88     11/06/97     10/06/12   178.16   01/31/00     85.0     10.150        783.05
49    BSC35  800392862     16,338.06     11/20/97     10/20/17   238.62   01/31/00     79.9     12.600        186.91
49    BSC35  800393563     20,489.86     11/20/97     10/20/12   178.62   01/31/00     84.9     12.000        246.03
49    BSC35  800393902     11,844.68     11/01/97     10/01/12   178.00   01/31/00     90.0     11.150        114.68
49    BSC35  800395303     57,917.45     11/06/97     10/06/12   178.16   01/31/00     84.8     12.250        705.45
49    BSC35  800396061     38,000.00     11/06/97     10/06/12   178.16   01/31/00     72.6     13.200        426.30
49    BSC35  800396160     11,500.00     12/01/97     11/01/17   239.00   01/31/00     88.3     11.800        125.03
49    BSC35  800397010     19,369.82     11/15/97     10/15/12   178.45   01/31/00     84.9     11.750        196.83
49    BSC35  800397705     32,465.75     11/06/97     10/06/12   178.16   01/31/00     80.5     10.300        355.24
49    BSC35  800398257     14,271.00     12/01/97     11/01/12   179.00   01/31/00     84.8     13.250        182.92
49    BSC35  800398356     31,200.00     12/01/97     11/01/12   179.00   01/31/00     65.0     12.800        390.66
49    BSC35  800398380     15,921.00     12/01/97     11/01/12   179.00   01/31/00     85.0     13.100        177.36
49    BSC35  800399040     68,000.00     11/16/97     10/16/12   178.49   01/31/00     85.0     11.750        686.40
49    BSC35  800399057     31,250.00     11/20/97     10/20/07   118.62   01/31/00     79.9     13.250        471.22
49    BSC35  800399123     17,000.00     12/01/97     11/01/17   239.00   01/31/00     83.4     10.550        170.30
49    BSC35  800399636     49,188.55     11/14/97     10/14/17   238.42   01/31/00     85.0      9.900        472.49
49    BSC35  800399974     21,302.44     11/14/97     10/14/12   178.42   01/31/00     84.3     12.000        255.88
49    BSC35  800400046     32,000.00     11/23/97     10/23/12   178.72   01/31/00     79.9     12.850        350.24
49    BSC35  800400525     29,000.00     12/01/97     11/01/17   239.00   01/31/00     79.9     13.850        357.47
49    BSC35  800400707     27,750.00     12/01/97     11/01/12   179.00   01/31/00     89.8     11.550        275.87
49    BSC35  800400822     25,740.00     11/08/97     10/08/17   238.22   01/31/00     84.9     11.600        276.27
49    BSC35  800402042     37,800.00     11/06/97     10/06/27   358.16   01/31/00     90.0     10.250        338.73
49    BSC35  800403214    145,000.00     11/13/97     10/13/27   358.39   01/31/00     70.7      9.850      1,256.44
49    BSC35  800403743     13,667.25     11/13/97     10/13/12   178.39   01/31/00     80.0     12.250        166.86
49    BSC35  800404444     54,916.00     12/01/97     11/01/12   179.00   01/31/00     88.9     11.550        545.92
49    BSC35  800405425     11,500.00     11/17/97     10/17/12   178.52   01/31/00     89.9     11.050        131.07
49    BSC35  800407595      9,961.02     11/10/97     10/10/07   118.29   01/31/00     90.0     10.800        136.62
49    BSC35  800409187     33,000.00     11/08/97     10/08/12   178.22   01/31/00     80.3     10.950        374.04
49    BSC35  800409773     29,992.13     11/16/97     10/16/12   178.49   01/31/00     75.0     12.750        374.65
49    BSC35  800410920     15,688.71     11/20/97     10/20/12   178.62   01/31/00     89.7     11.300        181.41
49    BSC35  800413957     25,235.60     11/17/97     10/17/12   178.52   01/31/00     83.9     10.300        276.54
49    BSC35  800414096     16,852.00     11/06/97     10/06/12   178.16   01/31/00     90.0     12.600        208.80
49    BSC35  800414500     25,000.00     11/16/97     10/16/12   178.49   01/31/00     90.0     10.800        234.31
49    BSC35  800415846    104,571.57     11/14/97     10/14/17   238.42   01/31/00     70.0      9.150        954.87
49    BSC35  800416562     16,750.00     12/01/97     11/01/12   179.00   01/31/00     88.7     11.550        166.51
49    BSC35  800419483     27,959.67     11/20/97     10/20/12   178.62   01/31/00     73.6      9.200        287.34
49    BSC35  800421299     35,000.00     12/01/97     11/01/17   239.00   01/31/00     90.0     10.900        358.89
49    BSC35  800429789    405,000.00     11/20/97     10/20/12   178.62   01/31/00     90.0     10.500      3,704.69
49    BSC35D 800329534     13,270.25     10/26/97     09/26/07   117.83   01/31/00     84.9     11.600        189.14
49    BSC35D 800353336     18,638.91     11/17/97     10/17/07   118.52   01/31/00     88.5     10.900        256.54
49    BSC35D 800364242     38,276.29     11/01/97     10/01/12   178.00   01/31/00     44.7      8.900        388.21
49    BSC35D 800381113     29,704.65     11/01/97     10/01/17   238.00   01/31/00     74.7      9.800        283.64
49    SB100  661552190     25,600.00     10/23/97     09/23/27   357.73   01/31/00     33.6      9.900        222.77
49    SB100  661558098    160,981.73     11/10/97     10/10/17   238.29   01/31/00     56.8     10.850      1,645.42
49    SB100  661562934     48,450.00     12/01/97     11/01/12   179.00   01/31/00     84.9     11.000        550.68
49    SB100  661563510     21,987.33     11/17/97     10/17/17   238.52   01/31/00     79.9     13.750        269.59
49    SB100  661566307     20,000.00     11/01/97     10/01/12   178.00   01/31/00     89.2     11.800        202.65
49    SB100  661567644     18,500.00     12/12/97     11/12/17   239.38   01/31/00     69.6     11.050        191.58
49    SB100  661567875     42,300.00     11/22/97     10/22/12   178.68   01/31/00     65.2     10.750        394.86
49    SB100  661568139     43,150.00     12/07/97     11/07/17   239.21   01/31/00     79.6     10.780        438.95
49    SB100  661569202     40,000.00     12/03/97     11/03/27   359.08   01/31/00     28.5     10.000        351.03


                                                                                                                              Page 5
ALLIANCE FUNDING
A division of Superior Bank FSB

                                                Sale Schedule -- Group 1, Sub Pool II
                              1997-4 Class 1 -- Initial of Fixed Rate Mortgages -- Settlement 12/22/97

                                                                                                                          Principal
Pool  Sale                                                                                                     Zip        Balance at
 ID    ID     Account        Name                    Address                       City               State    Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
49    SB100  661569244  WNUK VALENTINE J         29112 CAMPBELL                WARREN                   MI     48093       32,000.00
49    SB100  661570341  WARD DANIEL L            2525 NORTH BAZIL              INDIANAPOLIS             IN     46219       13,000.00
49    SB100  661571828  HARRIS GEORGE WILLIAM    4920 S WASHINGTON PARK CO     CHICAGO                  IL     60615       83,500.00
49    SB100  661573220  GOODMAN ARTHUR           61 FANCHER ROAD               POUND RIDGE              NY     10576       50,000.00
49    SB100  661573774  HOYT LAURA J             707 NORTHLAND AVENUE          STILLWATER               MN     55082       60,000.00
49    SB100  661574251  TREIBER TERRY W          7616 VINE STREET              RIVER FOREST             IL     60305       31,600.00
49    SB100  661575134  LAMB RUSSELL A           226 HIGHWOOD DRIVE            WESTFIELD                IN     46074       24,900.00
49    SB100  661575480  HIBMA THOMAS             6023 LAPAZ DRIVE              OAK FOREST               IL     60452       25,000.00
49    SB100  661578815  SMITH JANET KAY          3605 BOXWOOD DRIVE            INDIANAPOLIS             IN     46227       43,500.00
49    SB100  661579227  BELTRAN PASCUAL C        6128 NORTH ARTESIAN           CHICAGO                  IL     60659       56,800.00
49    SB100  661579805  GONZALES GEORGE          4909 WEST BLOOMINGDALE        CHICAGO                  IL     60639       16,500.00
49    SB100  661580357  FIELD JAMES              83 WILSON AVENUE              MASTIC BEACH             NY     11951       33,000.00
49    SB100  661580498  HERNANDEZ ROSA L         3447 WEST 59TH PLACE          CHICAGO                  IL     60629       19,400.00
49    SB100  661580704  STEINMEYER STEVEN E      1395 BLACK OAK TRAIL          AURORA                   IL     60506       16,800.00
49    SB100  661583617  BOUNDS THOMAS E          3000 BUTLER                   STEGER                   IL     60475       21,000.00
49    SB100  661584284  JEFFERS JOHN C           2314 NORTH OLD POND LANE      ROUND LAKE BEACH         IL     60073       15,100.00
49    SB100  661585182  REHM ALBERT              1407 BEVERLY                  ROUND LAKE BEACH         IL     60073       35,000.00
49    SB100  661585372  MIRELES BLAS C           217 14TH AVE NORTH            ST. CLOUD                MN     56303       10,100.00
49    SB100  661585687  ELLIS ROBERT L           4004 EASTERN DRIVE            ANDERSON                 IN     46012       18,000.00
49    SB100  661586370  SYMMES THOMAS L          4958 CHESTER DRIVE            CHESTERFIELD             IN     46017       16,500.00
49    SB100  661587055  BURROUGHS HARRY B        533 NORTH AVENUE              BARRINGTON               IL     60010       74,000.00
49    SB100  661587113  JOHNSON ROBERT A         2220 GRACE STREET             BELOIT                   WI     53511       13,200.00
49    SB100  661587485  WATKINS-STAN LYNETTE D   3608 PEACH GROVE LANE         HAZELCREST               IL     60429       12,500.00
49    SB100  661588475  PHILLIPS RAYMON W        2973 EAST 130TH STREET        CLEVELAND                OH     44120       53,600.00
49    SB100  661588541  YOPP JESSIE              20267 ALBANY                  DETROIT                  MI     48234       32,700.00
49    SB100  661590943  KIZER CRAIG A            715 BURR OAK DR               LAKE ZURICH              IL     60047       26,800.00
49    SB100  661592659  OLCHOWKA FRANK S         8708 S 83RD COURT             HICKORY HILLS            IL     60457       35,000.00
49    SB100  661597658  PRATTS VICTOR F          4510 NW 35TH TERRACE          GAINESVILLE              FL     32605       28,500.00
49    SB87D  661491472  BROWNELL DONALD E        2444 SW 118TH COURT           OLYMPIA                  WA     98512       31,850.00
49    SB87D  661513663  SAENZ FRANK E            5441 ZUNI STREET              DENVER                   CO     80221       26,000.00
49    SB87D  661520528  MARTINSEN STEWART L      631 MOUNT VERNON CIRCLE       MURRAY                   UT     84107       60,000.00
49    SB98   661509596  WALKER HAROLD            1209 SILVIUS AVENUE           SAN PEDRO                CA     90731       33,000.00
49    SB98   661510529  TURNBULL ROLAND G        1441 E FLORIAN AVENUE         MESA                     AZ     85204       13,200.00
49    SB98   661513614  DEFAZIO JIM P            12327 NE 100TH PLAC           KIRKLAND                 WA     98033       15,000.00
49    SB98   661518175  NELSON KENNETH R         1374 EAST HARRISON AVENUE     SALT LAKE CITY           UT     84105       21,500.00
49    SB98   661518688  CHRISTISON DAYLE H       6466 PINEHAVEN ROAD           OAKLAND                  CA     94611       42,000.00
49    SB98   661523019  LESSING RICHARD          612 DOESKIN COURT             INCLINE VILLAGE          NV     89452       65,000.00
49    SB98   661527721  MROCZENSKI DONALD J      8136 WEST IMPERIAL DRIVE      FRANKLIN                 WI     53132       25,100.00
49    SB98   661529933  MOFFAT VINCENT J         6143 GLENWOOD DRIVE SW        OLYMPIA                  WA     98512       71,150.00
49    SB98   661529966  THOMPSON PAT DIAMOND     8719 EAST WINNSTON CIRCLE     MESA                     AZ     85242       25,000.00
49    SB98   661530899  FLEETWOOD JAMES CRAIG    1393 SOUTH ZENO STREET        AURORA                   CO     80017       29,000.00
49    SB98   661531640  COSS PHILLIP             3132 SOUTH RYBOLT AVENUE      INDIANAPOLIS             IN     46241        9,800.00
49    SB98   661537142  BIEDER JOEL              167 VERMONT AVENUE            OCEANSIDE                NY     11572       25,000.00
49    SB98   661537670  PHIELER GARY             715 E MORRIS STREET           INDIANAPOLIS             IN     46203       39,200.00
49    SB98   661537688  PHIELER GARY J           429 E MORRIS ST               INDIANAPOLIS             IN     46203       42,000.00
49    SB98   661537860  MOREIRA CLAUDIO          397 SAIRS AVENUE              LONG BRANCH              NJ     07740       32,000.00
49    SB98   661541060  MILLER CAROL LYNN        6137 MASTER STREET            PHILADELPHIA             PA     19151       12,600.00
49    SB98   661547604  OVERMAN H COLE           6112 LYMAN AVENUE             DOWNERS GROVE            IL     60516       71,500.00
49    SB98   661547620  WATERS MILTON M JR       10047 SOUTH EBERHART AVENU    CHICAGO                  IL     60628       27,000.00
49    SB98   661549477  STRINGER CARRIE          5832 SOUTH INDIANA AVENUE     CHICAGO                  IL     60637       78,900.00
49    SB98   661551135  CARPENTER RONALD J       5278 LAHMEYER ROAD            FORT WAYNE               IN     46835       27,100.00
49    SB98   661551770  COTTRILL RANDALL L       2011 MORRISON AVENUE          LAKEWOOD                 OH     44107       61,000.00
49    SB98   661552786  POLLARD PAMELA ELLERBEE  5439 SOUTH DREXEL AVENUE      CHICAGO                  IL     60615       35,000.00
49    SB98   661553495  CATHEY ROBERT JAMES      16347 S WOODS                 MARKHAM                  IL     60426       62,900.00
49    SB98   661555680  BRADLEY SCOTT A          3918 MADISON STREET           BELLWOOD                 IL     60104       21,700.00
49    SB98   661556993  PURALEWSKI TIMOTHY N     1413 MITCHELL TRAIL           ELK GROVE VILLAGE        IL     60007       33,800.00
49    SB98   661557397  ELDER JAMES A            605 LAFAYETTE STREET          AURORA                   IL     60505       20,000.00
49    SB98   661558478  WALKER ROBERT G          202 N WASHINGTON STREET       OCONTO FALLS             WI     54154       31,800.00
49    SB98   661558486  FABISIAK DANIEL C        1110 SAWTELL COURT            OSHKOSH                  WI     54901       25,100.00
49    SB98   661558494  GLEASON RODNEY           520 LAKE AVENUE               MONTELLO                 WI     53949       29,400.00
49    SB98   661559088  FEARN SHELIA L           4418 WEST CONGRESS PARKWAY    CHICAGO                  IL     60624       87,200.00
49    SB98   661559385  ZAPATA SYLVIA            6132 S 75TH AVENUE            SUMMIT                   IL     60501       53,000.00




                        Cut-off Date      First                                      Original  Current     Scheduled
Pool  Sale                Principal      Payment      Maturity    Rem      Date        LTV     Mortgage     Payment
 ID    ID     Account      Balance         Date         Date      Term      Due       Ratio      Rate      Int & Prin
---------------------------------------------------------------------------------------------------------------------
49    SB100  661569244     31,825.35     11/20/97     10/20/17   238.62   01/31/00     56.4     10.825        326.50
49    SB100  661570341     13,000.00     12/05/97     11/05/12   179.15   01/31/00     86.8     11.550        152.28
49    SB100  661571828     83,500.00     12/04/97     11/04/12   179.11   01/31/00     84.1     12.750        907.39
49    SB100  661573220     50,000.00     12/10/97     11/10/17   239.31   01/31/00     46.2     11.725        540.99
49    SB100  661573774     60,000.00     12/18/97     11/18/12   179.57   01/31/00     87.6     11.550        702.82
49    SB100  661574251     31,547.99     11/20/97     10/20/12   178.62   01/31/00     89.9     12.200        383.33
49    SB100  661575134     24,871.43     11/27/97     10/27/12   178.85   01/31/00     79.9     13.500        323.28
49    SB100  661575480     25,000.00     12/17/97     11/17/12   179.54   01/31/00     78.2     10.450        275.58
49    SB100  661578815     43,500.00     12/17/97     11/17/12   179.54   01/31/00     89.2     11.150        498.52
49    SB100  661579227     56,800.00     12/01/97     11/01/17   239.00   01/31/00     89.9     11.700        613.58
49    SB100  661579805     16,500.00     12/04/97     11/04/17   239.11   01/31/00     83.9     12.150        183.41
49    SB100  661580357     33,000.00     12/19/97     11/19/17   239.61   01/31/00     84.1     12.550        376.09
49    SB100  661580498     19,320.08     12/04/97     11/04/12   179.11   01/31/00     89.9     11.550        227.25
49    SB100  661580704     16,800.00     12/07/97     11/07/12   179.21   01/31/00     89.9     11.550        196.79
49    SB100  661583617     21,000.00     12/19/97     11/19/12   179.61   01/31/00     27.6      9.300        216.76
49    SB100  661584284     15,100.00     12/17/97     11/17/17   239.54   01/31/00     84.9     12.150        167.85
49    SB100  661585182     35,000.00     12/17/97     11/17/27   359.54   01/31/00     51.8     10.750        326.72
49    SB100  661585372     10,055.20     12/05/97     11/05/12   179.15   01/31/00     90.0     11.550        118.31
49    SB100  661585687     18,000.00     12/19/97     11/19/12   179.61   01/31/00     86.0     11.550        210.85
49    SB100  661586370     16,500.00     12/17/97     11/17/12   179.54   01/31/00     89.9     11.550        193.28
49    SB100  661587055     74,000.00     12/18/97     11/18/12   179.57   01/31/00     75.4     11.000        841.08
49    SB100  661587113     13,200.00     12/07/97     11/07/12   179.21   01/31/00     88.4     11.550        154.62
49    SB100  661587485     12,500.00     12/17/97     11/17/17   239.54   01/31/00     89.7     11.700        135.03
49    SB100  661588475     53,600.00     12/14/97     11/14/12   179.44   01/31/00     80.0     12.100        555.47
49    SB100  661588541     32,700.00     12/18/97     11/18/12   179.57   01/31/00     69.8     11.850        332.59
49    SB100  661590943     26,800.00     12/19/97     11/19/12   179.61   01/31/00     89.9     12.450        329.44
49    SB100  661592659     35,000.00     12/24/97     11/24/17   239.77   01/31/00     89.5     11.700        378.09
49    SB100  661597658     28,500.00     12/25/97     11/25/17   239.80   01/31/00     84.9      9.820        271.64
49    SB87D  661491472     31,791.35     09/01/97     08/01/12   176.00   01/31/00     79.9     12.875        400.37
49    SB87D  661513663     25,901.67     07/23/97     06/23/12   174.71   01/31/00     89.8     12.250        272.46
49    SB87D  661520528     60,000.00     09/01/97     08/01/12   176.00   01/31/00     89.3     13.000        663.72
49    SB98   661509596     33,000.00     11/01/97     10/01/12   178.00   01/31/00     65.4     10.850        310.53
49    SB98   661510529     13,141.35     11/01/97     10/01/12   178.00   01/31/00     79.1     14.000        175.79
49    SB98   661513614     15,000.00     11/01/97     10/01/12   178.00   01/31/00     79.1     11.250        145.69
49    SB98   661518175     21,500.00     09/01/97     08/01/12   176.00   01/31/00     84.8     12.850        235.31
49    SB98   661518688     41,730.04     10/01/97     09/01/12   177.00   01/31/00     88.6     11.950        430.40
49    SB98   661523019     64,686.80     09/05/97     08/05/17   236.12   01/31/00     40.7     11.550        695.42
49    SB98   661527721     25,085.81     09/27/97     08/27/12   176.84   01/31/00     78.6     11.650        251.44
49    SB98   661529933     70,846.68     10/04/97     09/04/12   177.11   01/31/00     90.0     12.100        858.51
49    SB98   661529966     24,965.04     11/01/97     10/01/12   178.00   01/31/00     73.9     11.600        249.48
49    SB98   661530899     29,000.00     11/01/97     10/01/17   238.00   01/31/00     84.2     10.300        285.64
49    SB98   661531640      9,800.00     11/07/97     10/07/12   178.19   01/31/00     84.9     13.000        108.41
49    SB98   661537142     24,868.82     11/27/97     10/27/07   118.85   01/31/00     83.2     11.450        350.77
49    SB98   661537670     39,200.00     11/09/97     10/09/27   358.26   01/31/00     70.0     10.500        358.58
49    SB98   661537688     42,000.00     11/09/97     10/09/27   358.26   01/31/00     70.0     10.500        384.19
49    SB98   661537860     32,000.00     11/06/97     10/06/17   238.16   01/31/00     62.0     11.150        333.57
49    SB98   661541060     12,484.13     11/06/97     10/06/07   118.16   01/31/00     89.6     11.550        177.51
49    SB98   661547604     71,500.00     11/06/97     10/06/12   178.16   01/31/00     84.8     12.250        869.65
49    SB98   661547620     26,970.30     10/22/97     09/22/12   177.70   01/31/00     78.6     13.600        311.39
49    SB98   661549477     78,833.89     11/01/97     10/01/27   358.00   01/31/00     75.1      9.870        684.84
49    SB98   661551135     27,029.17     11/20/97     10/20/12   178.62   01/31/00     89.9     11.150        310.58
49    SB98   661551770     61,000.00     11/10/97     10/10/27   358.29   01/31/00     64.2      9.500        512.92
49    SB98   661552786     34,946.47     11/02/97     10/02/12   178.03   01/31/00     42.9      9.650        298.14
49    SB98   661553495     62,686.90     11/16/97     10/16/12   178.49   01/31/00     85.0      9.700        664.43
49    SB98   661555680     21,471.67     11/20/97     10/20/12   178.62   01/31/00     84.9     12.350        265.34
49    SB98   661556993     33,800.00     11/03/97     10/03/17   238.06   01/31/00     84.9     12.250        378.07
49    SB98   661557397     19,910.89     11/01/97     10/01/12   178.00   01/31/00     79.8     13.850        264.34
49    SB98   661558478     31,654.43     11/17/97     10/17/12   178.52   01/31/00     84.9     12.350        335.69
49    SB98   661558486     25,100.00     12/01/97     11/01/12   179.00   01/31/00     91.6     11.550        294.01
49    SB98   661558494     29,400.00     11/06/97     10/06/27   358.16   01/31/00     84.2     12.150        305.81
49    SB98   661559088     85,035.95     10/26/97     09/26/27   357.83   01/31/00     80.0     13.100        971.43
49    SB98   661559385     52,818.10     11/01/97     10/01/12   178.00   01/31/00     52.0     12.325        647.21


                                                                                                                              Page 6
ALLIANCE FUNDING
A division of Superior Bank FSB

                                                Sale Schedule -- Group 1, Sub Pool II
                              1997-4 Class 1 -- Initial of Fixed Rate Mortgages -- Settlement 12/22/97


                                                                                                                          Principal
Pool  Sale                                                                                                     Zip        Balance at
 ID    ID     Account        Name                    Address                       City               State    Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
49    SB98   661560151  PALM FREDRIK D           1327 N IDLEWILD               ROUND LAKE BEACH         IL     60073       21,900.00
49    SB98   661561159  SINGLETON LUCILLE        4022 WEST 21ST PLACE          CHICAGO                  IL     60623       27,000.00
49    SB98   661561787  BAKER JOHN EDMOND        4618 E DICKSON ROAD           INDIANAPOLIS             IN     46226       20,000.00
49    SB98   661563221  COLSTROM-RAU DEBRA       16653 FOLIAGE AVENUE          ROSEMOUNT                MN     55068       28,900.00
49    SB98   661563262  HATHAWAY LAURENCE E      1414 ASHLEY DR                LEBANON                  IN     46052       14,500.00
49    SB98   661563593  ZIERK DANIEL P           1727 SOUTH THOMPSON DRIVE     WHEATON                  IL     60187      264,000.00
49    SB98   661565184  THOMAS ANNIE LEE         1839 WEST MARQUETTE           CHICAGO                  IL     60636       20,000.00
49    SB98   661565937  HOOVEN SANDRA J          827 HIGHLAND PARK             LORAIN                   OH     44052       13,000.00
49    SB98   661566224  OSHIN SAMMY K            2719 TURTLE CREEK DRIVE       HAZEL CREST              IL     60429       18,500.00
49    SB98   661566885  SCHIEBER KEVIN T         1253 226TH AVE NORTHEAST      EAST BETHEL              MN     55005       15,100.00
49    SB98   661567347  GAZZILLO BARBARA         570 19TH STREET               BROOKLYN                 NY     11218       14,500.00
49    SB98   661567370  HOLLINS ANGELINE T       28 E 113TH STREET             CHICAGO                  IL     60628       56,100.00
49    SB98   661568105  AVILES RAFAEL            417 58TH STREET               BROOKLYN                 NY     11220       35,000.00
49    SB98   661568162  GUTWILLIG GARY           332 RED COACH LN              NORTHBROOK               IL     60062       98,200.00
49    SB98   661568220  WHITE MAGNOLIA           6241 SOUTH ABERDEEN           CHICAGO                  IL     60621       39,900.00
49    SB98   661569095  SMITH VINCENT            200 SHOTWELL AVENUE           STATEN ISLAND            NY     10312       19,700.00
49    SB98   661569228  RALEIGH PATRICK G        1476 BUNTS ROAD               LAKEWOOD                 OH     44107       18,000.00
49    SB98   661569285  BEARLUND ROBERT C JR     16963 S MOHICAN DR            LOCKPORT                 IL     60441      118,000.00
49    SB98   661569707  FIGUEROA ANGEL L         2109 NORTH SPAULDING          CHICAGO                  IL     60647       24,000.00
49    SB98   661569731  BLAKER ROBERT J          2411 MEADOW DRIVE             ROLLING MEADOWS          IL     60008       57,700.00
49    SB98   661572677  KIRCHER MARY GREEN       7031 GOLFVIEW ROAD            LAGRANGE                 IL     60525       47,300.00
49    SB98   661573683  COLLIER BERNARD          10223 SOUTH PROSPECT          CHICAGO                  IL     60643       52,000.00
49    SB98   661574921  PEXA THOMAS E            RT 4 BOX 436                  NEW PRAGUE               MN     56071       36,500.00
49    SB98   661575456  MANGIANTINI JOYCE L      1115 OSTRANDER AVENUE         LAGRANGE PARK            IL     60526       38,000.00
49    SB98   661577916  USTASZEWSKI JOHN A       4050 S MONTGOMERY PLACE       CHICAGO                  IL     60632       64,000.00
49    SB98   661578146  GOLDSTEIN PETER          847 BONITA AVE                ELK GROVE VILLAGE        IL     60007       49,400.00
49    SB98   661581538  AMYOTTE ALFRED J         824 3RD STREET                CLARKSTON                WA     99403       40,000.00
49    SB98   661581546  ABU-SHALANFA YOUSEF A    5155 WEST MELROSE STREET      CHICAGO                  IL     60641       25,400.00
49    SB98   661583278  BURMEISTER JOHN EDWARD   414 SOUTH WALNUT STREET       ITASCA                   IL     60143       22,000.00
49    SB98   661583914  HERBERT JAMES            655 SOUTH KEELER AVENUE       MATTESON                 IL     60443       54,700.00
49    SBC101 800164311  BUTTENSCHON DENNIS       1007 HOPE STREET              UTICA                    NY     13501       23,075.00
49    SBC101 800194441  DEL PLATO DAWN MARIE     20 MAC ARTHUR BLVD            HAUPPAUGE                NY     11788       35,000.00
49    SBC101 800241820  BOSWELL ERIC             656 OLD BAPTIST ROAD          NORTH KINGSTOWN          RI     02852       91,500.00
49    SBC101 800256158  SINGH SUKHDEV            18 CLEMENTS AVENUE            SCHENECTADY              NY     12304       18,850.00
49    SBC101 800277063  JENNER GEORGE H          5305 TURTLE DOVE              LAKELAND                 FL     33810       53,500.00
49    SBC101 800281347  CAMACHO HUMBERTO         808 ELSMERE PLACE             BRONX                    NY     10460       37,000.00
49    SBC101 800283202  HALL LUCILLE             211 EAST 96TH STREET          BROOKLYN                 NY     11236      182,400.00
49    SBC101 800285298  BLACKWELL CHARLES S      5078 THOMPSON MILL ROAD       LITHONIA                 GA     30038       35,000.00
49    SBC101 800286635  STILLER MICHAEL A        950 SOUTH HAZEL COURT         DENVER                   CO     80219       22,500.00
49    SBC101 800287526  MCTURNER GLORIA          7442 EAST CALLE ARTURO        TUCSON                   AZ     85710       12,500.00
49    SBC101 800289787  MROCKOWSKI DOUGLAS P     633 LOCHERN TERRACE           BEL AIR                  MD     21015       14,050.00
49    SBC101 800293011  MANCUSO CARL G           77-79 FARRAGUT AVE            PROVIDENCE               RI     02905       76,500.00
49    SBC101 800294787  MOLKENTINE CHRIS         232 W 4TH STREET              TUCSON                   AZ     85705       18,000.00
49    SBC101 800298721  CLARKE VENOLA A          18 PINETREE ROAD              WESTBURY                 NY     11590       20,250.00
49    SBC101 800300220  EICHELBERGER EUGENE E    503 WHITE OAK ROAD            STRASBURG                PA     17579       19,673.00
49    SBC101 800304107  SAWYER CEDRIC R          9 SENTION AVENUE              NORWALK                  CT     06850       18,000.00
49    SBC101 800306466  PAPPIAS JOHN J           11 MARTHA LANE                SMITHTOWN                NY     11787       50,000.00
49    SBC101 800307282  RIFICE CHRISTINE         5 BAY PLACE                   BAY SHORE                NY     11706       27,900.00
49    SBC101 800308553  SANTILLO LOUIS J         6 MOLLY ONEILL ROAD           WALLINGFORD              CT     06492       94,000.00
49    SBC101 800314866  STRICKLAND RONNIE J      RT 2 BOX 199                  HORTENSE                 GA     31543       42,670.00
49    SBC101 800315699  BISOGNO MARIO F          2426 WEST STREET              BROOKLYN                 NY     11223       53,000.00
49    SBC101 800319857  STROBACH NANCY C         8361 EAST OXFORD DRIVE        DENVER                   CO     80237       28,000.00
49    SBC101 800323990  OLSON STACEY D           10164 EAST COCHISE DRIVE      SCOTTSDALE               AZ     85258       45,000.00
49    SBC101 800324410  HEAPS GARY BYRON         663 NORTH 650 WEST            OREM                     UT     84057       11,000.00
49    SBC101 800328460  ARMIJO PHILIP E          7650 HOOKER STREET            WESTMINSTER              CO     80030       33,485.00
49    SBC101 800331142  PIZARO MICHAEL           86 CUNNINGHAM AVENUE          UNIONDALE                NY     11553       30,000.00
49    SBC101 800331209  COLLINS THOMAS EUGENE    2855 245TH PLACE SE           ISSAQUAH                 WA     98027       67,150.00
49    SBC101 800331993  SIVERTSON JAMES H        248 TINKERTOWN ROAD           PLEASANT VALLEY          NY     12569       90,000.00
49    SBC101 800332942  TASCO ROBERT J           6323 EAST COCHISE ROAD        PHOENIX                  AZ     85253       49,500.00
49    SBC101 800337040  MARTINEZ KENDRA L        3270 WEST LONGFELLOW PLACE    DENVER                   CO     80221       36,410.00
49    SBC101 800338279  BEIGHLEY TIMOTHY C       143 MT HOPE AVE               DOVER                    NJ     07801       30,300.00
49    SBC101 800342412  BETZLER MARY RODDY       10314 NOLAN DRIVE             ROCKVILLE                MD     20850       20,300.00




                        Cut-off Date      First                                      Original  Current     Scheduled
Pool  Sale                Principal      Payment      Maturity    Rem      Date        LTV     Mortgage     Payment
 ID    ID     Account      Balance         Date         Date      Term      Due       Ratio      Rate      Int & Prin
---------------------------------------------------------------------------------------------------------------------
49    SB98   661560151     21,885.55     10/24/97     09/24/12   177.76   01/31/00     79.9     14.000        291.65
49    SB98   661561159     26,977.05     11/13/97     10/13/17   238.39   01/31/00     90.0     11.800        293.54
49    SB98   661561787     20,000.00     10/24/97     09/24/27   357.76   01/31/00     68.8     12.250        209.58
49    SB98   661563221     28,897.62     11/06/97     10/06/12   178.16   01/31/00     79.9     13.350        372.34
49    SB98   661563262     14,495.33     11/08/97     10/08/12   178.22   01/31/00     89.9     11.550        169.85
49    SB98   661563593    264,000.00     11/27/97     10/27/27   358.85   01/31/00     80.0     13.750      3,075.90
49    SB98   661565184     20,000.00     11/01/97     10/01/12   178.00   01/31/00     26.6     11.500        233.64
49    SB98   661565937     12,961.19     11/01/97     10/01/12   178.00   01/31/00     79.9     11.150        148.98
49    SB98   661566224     18,482.26     11/13/97     10/13/17   238.39   01/31/00     89.9     11.600        198.57
49    SB98   661566885     15,048.99     11/07/97     10/07/12   178.19   01/31/00     79.9     13.000        191.05
49    SB98   661567347     14,429.82     11/24/97     10/24/07   118.75   01/31/00     85.7     13.680        222.35
49    SB98   661567370     56,020.16     11/06/97     10/06/17   238.16   01/31/00     85.0     10.050        543.24
49    SB98   661568105     35,000.00     11/29/97     10/29/07   118.92   01/31/00     42.6      9.830        459.24
49    SB98   661568162     98,200.00     11/22/97     10/22/17   238.68   01/31/00     80.9     14.350      1,246.18
49    SB98   661568220     39,844.95     11/16/97     10/16/27   358.49   01/31/00     84.8      9.670        340.46
49    SB98   661569095     19,583.57     11/08/97     10/08/07   118.22   01/31/00     89.9     11.200        273.60
49    SB98   661569228     17,955.46     11/23/97     10/23/17   238.72   01/31/00     85.4     11.425        191.03
49    SB98   661569285    118,000.00     11/01/97     10/01/17   238.00   01/31/00     84.7     13.500      1,424.70
49    SB98   661569707     23,999.09     11/03/97     10/03/17   238.06   01/31/00     80.0     11.150        250.18
49    SB98   661569731     57,684.27     11/13/97     10/13/12   178.39   01/31/00     84.9     11.550        573.60
49    SB98   661572677     47,202.60     11/13/97     10/13/12   178.39   01/31/00     28.6      9.700        499.64
49    SB98   661573683     52,000.00     12/01/97     11/01/12   179.00   01/31/00     79.2     11.000        495.21
49    SB98   661574921     36,500.00     12/01/97     11/01/27   359.00   01/31/00     80.0     11.000        347.60
49    SB98   661575456     37,912.75     11/28/97     10/28/17   238.88   01/31/00     89.6     11.700        410.49
49    SB98   661577916     63,581.53     11/28/97     10/28/12   178.88   01/31/00     80.0     13.250        720.50
49    SB98   661578146     49,362.24     11/22/97     10/22/12   178.68   01/31/00     89.9     11.550        491.09
49    SB98   661581538     40,000.00     12/04/97     11/04/17   239.11   01/31/00     84.7     10.450        398.01
49    SB98   661581546     25,400.00     12/01/97     11/01/17   239.00   01/31/00     86.7     11.200        265.64
49    SB98   661583278     22,000.00     12/11/97     11/11/17   239.34   01/31/00     84.8     11.900        240.71
49    SB98   661583914     54,700.00     12/04/97     11/04/17   239.11   01/31/00     89.9     11.300        575.82
49    SBC101 800164311     22,809.06     06/14/97     05/14/12   173.39   01/31/00     65.0     12.190        279.77
49    SBC101 800194441     34,758.88     08/28/97     07/28/12   175.86   01/31/00     84.2     12.250        425.70
49    SBC101 800241820     91,393.45     07/27/97     06/27/12   174.84   01/31/00     75.0     10.650        847.26
49    SBC101 800256158     18,831.58     10/17/97     09/17/17   237.53   01/31/00     84.5     12.250        210.85
49    SBC101 800277063     53,430.93     08/28/97     07/28/17   235.86   01/31/00     84.9     10.450        532.34
49    SBC101 800281347     37,000.00     12/10/97     11/10/17   239.31   01/31/00     89.6     11.250        388.22
49    SBC101 800283202    182,317.13     11/01/97     10/01/27   358.00   01/31/00     80.0      9.875      1,583.87
49    SBC101 800285298     34,849.80     09/01/97     08/01/17   236.00   01/31/00     59.5     10.750        355.33
49    SBC101 800286635     22,476.11     11/01/97     10/01/12   178.00   01/31/00     73.1     12.350        275.12
49    SBC101 800287526     12,319.85     11/01/97     10/01/12   178.00   01/31/00     84.4     11.800        148.42
49    SBC101 800289787     14,004.36     10/12/97     09/12/12   177.37   01/31/00     83.5     10.300        153.57
49    SBC101 800293011     76,500.00     09/28/97     08/28/12   176.88   01/31/00     90.0     10.650        708.37
49    SBC101 800294787     17,967.56     11/01/97     10/01/12   178.00   01/31/00     79.7     13.000        199.12
49    SBC101 800298721     20,234.21     09/25/97     08/25/12   176.78   01/31/00     76.5     12.450        215.34
49    SBC101 800300220     19,639.23     11/01/97     10/01/12   178.00   01/31/00     80.9     14.650        270.65
49    SBC101 800304107     17,875.59     10/04/97     09/04/12   177.11   01/31/00     82.6     12.850        225.97
49    SBC101 800306466     49,975.89     11/27/97     10/27/12   178.85   01/31/00     77.4     11.000        476.16
49    SBC101 800307282     27,865.28     10/15/97     09/15/12   177.47   01/31/00     86.9     11.250        270.98
49    SBC101 800308553     94,000.00     11/21/97     10/21/12   178.65   01/31/00     84.9     13.300      1,207.95
49    SBC101 800314866     42,635.10     11/01/97     10/01/17   238.00   01/31/00     85.0     13.550        516.73
49    SBC101 800315699     52,728.42     09/18/97     08/18/17   236.55   01/31/00     19.6     14.240        668.33
49    SBC101 800319857     28,000.00     11/01/97     10/01/12   178.00   01/31/00     84.0     12.350        342.38
49    SBC101 800323990     45,000.00     11/01/97     10/01/12   178.00   01/31/00     81.3     12.000        462.88
49    SBC101 800324410     11,000.00     12/01/97     11/01/12   179.00   01/31/00     90.0     11.400        127.80
49    SBC101 800328460     33,485.00     10/01/97     09/01/12   177.00   01/31/00     89.9     11.800        339.28
49    SBC101 800331142     30,000.00     10/04/97     09/04/12   177.11   01/31/00     74.4     13.500        343.63
49    SBC101 800331209     67,150.00     11/01/97     10/01/12   178.00   01/31/00     84.9     12.950        740.19
49    SBC101 800331993     90,000.00     12/11/97     11/11/17   239.34   01/31/00     64.2      9.650        847.75
49    SBC101 800332942     49,500.00     01/01/98     12/01/17   240.00   01/31/00     83.9     11.600        531.30
49    SBC101 800337040     36,410.00     11/01/97     10/01/12   178.00   01/31/00     85.0     10.900        343.99
49    SBC101 800338279     30,300.00     10/10/97     09/10/12   177.30   01/31/00     79.9     14.500        413.75
49    SBC101 800342412     19,736.97     10/23/97     09/23/12   177.73   01/31/00     86.6     11.750        240.38


                                                                                                                              Page 7
ALLIANCE FUNDING
A division of Superior Bank FSB

                                                Sale Schedule -- Group 1, Sub Pool II
                              1997-4 Class 1 -- Initial of Fixed Rate Mortgages -- Settlement 12/22/97

                                                                                                                          Principal
Pool  Sale                                                                                                     Zip        Balance at
 ID    ID     Account        Name                    Address                       City               State    Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
49    SBC101 800345571  KUCHERA JERRY L          605 WEST 24TH STREET          FARMINGTON               NM     87401       29,800.00
49    SBC101 800345670  FORKEY DENNIS EUGENE     11645 NORTH 57TH AVENUE       MINNEAPOLIS              MN     55442       27,250.00
49    SBC101 800346108  MILNER MARK W            2384 WEST 710 NORTH           PROVO                    UT     84601       50,944.00
49    SBC101 800347932  JI KUE YEUP              849 MARY CAROLINE DRIVE       SAN JOSE                 CA     95133       58,750.00
49    SBC101 800348567  BARNER WILLIAM A         2206 NORTH 29TH STREET        TACOMA                   WA     98403       78,000.00
49    SBC101 800349490  COIL TROY D              446 SOUTH BEVAN WAY           TOOELE                   UT     84074       18,772.00
49    SBC101 800350282  SMITH RUSSELL RAYMOND    112 MUNFORD COURT             LONGS                    SC     29568       80,000.00
49    SBC101 800350605  CUNNINGHAM MICHAEL J     2470 N 30TH STREET            BOISE                    ID     83703       46,000.00
49    SBC101 800351074  ALTIERI KEVIN R          1044 WHISPERING OAK DRIVE     CASTLE ROCK              CO     80104       23,369.00
49    SBC101 800351462  SANDVIK KAREN L          104 BLOSSOM FIELD COURT       FOUNTAIN                 CO     80817       36,400.00
49    SBC101 800352957  BROWN JAN P.             1597 WEST 1470 NORTH          ST GEORGE                UT     84770       15,681.00
49    SBC101 800354359  BARTON ERIC L            1929 DEEP CREEK COURT         SPARKS                   NV     89434       21,000.00
49    SBC101 800355794  LAMDIN-TYLER KIMBERLY    516 WEST LAKE AVENUE          WOODLAND PARK            CO     80863       14,200.00
49    SBC101 800357501  KATTOUF GEORGE T         224 WINDING KNOLL ROAD        ALTOONA                  PA     16601       54,000.00
49    SBC101 800357659  ANDERSON HENRY J         147 SOUTH 12TH AVENUE         MOUNT VERNON             NY     10550       65,000.00
49    SBC101 800358814  ALTMAN KEVIN E           346 W MAIN STREET             EAU CLAIRE               PA     16030       16,000.00
49    SBC101 800361107  THOMAS JENNIFER J        666 SW SHEILA STREET          DALLAS                   OR     97338       24,000.00
49    SBC101 800364937  MILLER CURTIS B          1180 EAST GREEN ROAD          FRUIT HEIGHTS            UT     84037       46,607.00
49    SBC101 800367138  GREENEBAUM KATHARINE E   2236 PROSSER AVENUE           LOS ANGELES              CA     90064       63,250.00
49    SBC101 800367435  WHITEHEAD MIRIAM L       4894 SOUTH ROUTT STREET       LITTLETON                CO     80127       58,500.00
49    SBC101 800368029  CARPENA MARION R         300 EAST MARIPOSA STREET      PHOENIX                  AZ     85012       12,570.00
49    SBC101 800368037  DEMARCO SALVATORE T      2825 EAST HONONEGH DRIVE      PHOENIX                  AZ     85024       13,370.00
49    SBC101 800368573  RUSSO MICHAEL A III      4555 MADISON AVENUE           TRUMBULL                 CT     06611       30,000.00
49    SBC101 800368722  KENNEDY TRINA L          4324 SOUTH 6115 WEST          WEST VALLEY CITY         UT     84128       28,432.00
49    SBC101 800369217  SUMNER DARRYL A          484 OAK HILL ROAD             COVINGTON                GA     30209       11,800.00
49    SBC101 800369514  WILLIAMS GRACE A         10900 SW 107 AVE              MIAMI                    FL     33176       26,000.00
49    SBC101 800370090  RICHMOND REID C          505 ELM AVENUE                JENKINTOWN               PA     19046       35,000.00
49    SBC101 800371114  FIORDALISI MARTHA        39 JUNIPER AVENUE             PORT WASHINGTON          NY     11050       55,600.00
49    SBC101 800371544  STILLION-ALL KATHLEEN    2516 EAST ELM AVENUE          SALT LAKE CITY           UT     84109       17,500.00
49    SBC101 800372708  BARBOUR CHARLES          701 SOUTH IRONWOOD            SOUTH BEND               IN     46615       14,100.00
49    SBC101 800372997  SAPINSKI CAROLE A        1136 WEST EDGEWATER DRIVE     GILBERT                  AZ     85233       17,121.00
49    SBC101 800374449  COE DYANA                1615 CAMINO CRUZ BLANCA RD    SANTA FE                 NM     87505       28,000.00
49    SBC101 800376410  CLAUNCH JON              981 SOUTH 1150 EAST           PLEASANT GROVE           UT     84062       22,007.00
49    SBC101 800376758  ADDIS RICHARD L          8114 EAST FRANK LANE          PRESCOTT VALLEY          AZ     86314       62,050.00
49    SBC101 800377897  ERICKSON BRUCE           694 NORTH MAY STREET          CHANDLER                 AZ     85226       15,100.00
49    SBC101 800378655  SPRING DANIEL M          7772 SOUTH SPRUCE STREET      ENGLEWOOD                CO     80112       26,300.00
49    SBC101 800380800  JOHNSON GREGORY A        7946 68TH AVENUE SE           OLYMPIA                  WA     98513       74,000.00
49    SBC101 800382194  WOOTEN CHARLES W         1675 DOVER STREET             BROOMFIELD               CO     80020       44,000.00
49    SBC101 800383242  BODLEY RAY E             BOX 552                       NORTH BEND               PA     17760       25,000.00
49    SBC101 800384190  GEORGE JUDITH L          12184 NORTH 123RD WAY         SCOTTSDALE               AZ     85259       27,500.00
49    SBC101 800384497  SOLVBERG DEBRA L         17116 WEST LAKE GOODWIN RO    STANWOOD                 WA     98292       66,400.00
49    SBC101 800384679  LIMITONE GARY            126 HYDE STREET               NEW HAVEN                CT     06512       37,300.00
49    SBC101 800385056  MAJOR CHRISTOPHE L       11015 N BROWNSTONE DRIVE      PARKER                   CO     80134       18,000.00
49    SBC101 800385122  LOUGH REGINA M           4028 EAST SHEENA DRIVE        PHOENIX                  AZ     85032       17,400.00
49    SBC101 800386906  QUIROZ HECTOR J          316 MARTHA LANE               SIERRA VISTA             AZ     85635       14,800.00
49    SBC101 800387391  COLLINS GEORGE B         2700 WEST MEXICO AVENUE       DENVER                   CO     80219       13,000.00
49    SBC101 800387524  GERSHOWITZ MARTIN        11714 NORTH 93RD PLACE        SCOTTSDALE               AZ     85260       15,150.00
49    SBC101 800387565  MADISON NANCY JO         4716 CALUMET WAY              EUGENE                   OR     97404       22,000.00
49    SBC101 800387938  SAGREDO RICARDO          18417 SNOWBERRY WAY           OLNEY                    MD     20832       60,000.00
49    SBC101 800389454  NIENABER ANN ROBINSON    1227 SUNSET DRIVE             CINCINATI                OH     45205       19,040.00
49    SBC101 800392276  HEIN CHARLES H           202 JOYCE DRIVE               CRANBERRY TWP            PA     16066       40,000.00
49    SBC101 800393639  LAWRENCE THOMAS L SR     1931 ARTHUR LAWRENCE DRIVE    MCCELLANVILLE            SC     29458       49,525.00
49    SBC101 800394157  SUH ALLEN SIWOO          3032 PATUXENT OVERLOOK CT     ELLICOTT CITY            MD     21042      103,986.00
49    SBC101 800394298  POWELL RONALD R          7674 SOUTH 3530 WEST          WEST JORDAN              UT     84084       26,518.00
49    SBC101 800397986  GRABHORN JERRY A         1543 MILAN DRIVE              SIMI VALLEY              CA     93065       32,274.00
49    SBC101 800399743  TREASURE MARTY J         5612 WEST 10930 NORTH         HIGHLANDS                UT     84003       38,000.00
49    SBC101 800399941  PETERSON KENT GRIER      8342 EAST JULIA STREET        TUCSON                   AZ     85710       30,000.00
49    SBC101 800400483  JOHNSON MICHAEL D        4927 WEST ASPEN PARK DRIVE    WEST JORDAN              UT     84084       43,754.00
49    SBC101 800400491  FRANCAVILLA MARY L       10576 SUNDANCE MOUNTAIN       LITTLETON                CO     80127       39,096.00
49    SBC101 800400640  SALAZAR TOM R            13600 SOUTH 7300 WEST         RIVERTON                 UT     84065       12,750.00
49    SBC101 800400657  FORD TERRY L             11689 S OAK MANOR DRIVE       SANDY                    UT     84092       18,946.00
49    SBC101 800402083  CHAGOYEN ROBERTO         735 NORTH GRANJA STREET       CLEWISTON                FL     33440       35,200.00




                        Cut-off Date      First                                      Original  Current     Scheduled
Pool  Sale                Principal      Payment      Maturity    Rem      Date        LTV     Mortgage     Payment
 ID    ID     Account      Balance         Date         Date      Term      Due       Ratio      Rate      Int & Prin
---------------------------------------------------------------------------------------------------------------------
49    SBC101 800345571     29,747.88     10/15/97     09/15/12   177.47   01/31/00     78.7     13.350        383.94
49    SBC101 800345670     27,250.00     11/01/97     10/01/17   238.00   01/31/00     85.0     12.750        314.41
49    SBC101 800346108     50,856.57     11/01/97     10/01/12   178.00   01/31/00     84.8     11.600        508.38
49    SBC101 800347932     58,750.00     11/01/97     10/01/12   178.00   01/31/00     85.0     12.400        720.29
49    SBC101 800348567     78,000.00     11/01/97     10/01/12   178.00   01/31/00     84.8     11.850        793.32
49    SBC101 800349490     18,772.00     11/01/97     10/01/12   178.00   01/31/00     85.0     11.850        190.93
49    SBC101 800350282     79,832.75     11/20/97     10/20/12   178.62   01/31/00     88.0     10.700        894.26
49    SBC101 800350605     45,939.92     11/14/97     10/14/12   178.42   01/31/00     78.5     10.500        508.48
49    SBC101 800351074     23,219.45     09/22/97     08/22/12   176.68   01/31/00     87.7     12.200        283.48
49    SBC101 800351462     36,293.29     11/01/97     10/01/17   238.00   01/31/00     82.9     12.000        400.80
49    SBC101 800352957     15,681.00     11/10/97     10/10/17   238.29   01/31/00     89.7     12.950        183.16
49    SBC101 800354359     21,000.00     11/01/97     10/01/12   178.00   01/31/00     86.9     11.150        240.67
49    SBC101 800355794     14,154.55     11/01/97     10/01/12   178.00   01/31/00     84.4     11.350        164.53
49    SBC101 800357501     53,784.94     11/16/97     10/16/17   238.49   01/31/00     72.2     10.900        553.71
49    SBC101 800357659     65,000.00     12/13/97     11/13/12   179.41   01/31/00     40.6     11.350        636.26
49    SBC101 800358814     16,000.00     12/05/97     11/05/07   119.15   01/31/00     53.3     10.900        219.50
49    SBC101 800361107     23,403.29     11/01/97     10/01/12   178.00   01/31/00     84.8     10.400        263.81
49    SBC101 800364937     46,607.00     12/01/97     11/01/12   179.00   01/31/00     83.9     10.300        509.43
49    SBC101 800367138     63,250.00     12/01/97     11/01/12   179.00   01/31/00     80.0     10.750        590.43
49    SBC101 800367435     58,500.00     11/22/97     10/22/17   238.68   01/31/00     84.4     11.400        619.84
49    SBC101 800368029     12,570.00     01/01/98     12/01/12   180.00   01/31/00     85.0     12.400        154.11
49    SBC101 800368037     13,280.82     12/01/97     11/01/12   179.00   01/31/00     90.0     11.650        157.46
49    SBC101 800368573     29,933.22     12/03/97     11/03/12   179.08   01/31/00     67.0     11.350        293.66
49    SBC101 800368722     28,335.19     10/05/97     09/05/12   177.14   01/31/00     90.0     12.600        352.28
49    SBC101 800369217     11,800.00     11/27/97     10/27/12   178.85   01/31/00     89.7     11.550        138.22
49    SBC101 800369514     26,000.00     10/26/97     09/26/12   177.83   01/31/00     84.5     12.650        323.00
49    SBC101 800370090     34,961.27     11/08/97     10/08/17   238.22   01/31/00     78.6     11.000        361.27
49    SBC101 800371114     55,600.00     12/11/97     11/11/12   179.34   01/31/00     75.4     11.800        563.36
49    SBC101 800371544     17,500.00     12/01/97     11/01/12   179.00   01/31/00     89.8     12.100        211.16
49    SBC101 800372708     14,100.00     11/21/97     10/21/17   238.65   01/31/00     89.9     12.450        159.70
49    SBC101 800372997     17,121.00     11/11/97     10/11/12   178.32   01/31/00     85.0     12.650        184.73
49    SBC101 800374449     28,000.00     11/24/97     10/24/12   178.75   01/31/00     57.4     11.800        283.71
49    SBC101 800376410     21,996.94     12/01/97     11/01/12   179.00   01/31/00     89.8     11.400        216.26
49    SBC101 800376758     61,791.14     11/01/97     10/01/17   238.00   01/31/00     85.0     10.400        615.33
49    SBC101 800377897     14,755.93     12/01/97     11/01/12   179.00   01/31/00     75.6     10.400        137.00
49    SBC101 800378655     26,300.00     11/01/97     10/01/12   178.00   01/31/00     90.0     11.300        256.44
49    SBC101 800380800     74,000.00     01/01/98     12/01/12   180.00   01/31/00     83.1     12.100        892.89
49    SBC101 800382194     44,000.00     11/01/97     10/01/12   178.00   01/31/00     73.3     10.250        394.28
49    SBC101 800383242     25,000.00     12/13/97     11/13/12   179.41   01/31/00     62.5     11.550        292.84
49    SBC101 800384190     27,500.00     11/01/97     10/01/12   178.00   01/31/00     84.9     11.800        326.52
49    SBC101 800384497     66,400.00     12/01/97     11/01/17   239.00   01/31/00     79.9     11.750        719.58
49    SBC101 800384679     37,300.00     11/14/97     10/14/12   178.42   01/31/00     83.1     12.400        457.31
49    SBC101 800385056     18,000.00     11/01/97     10/01/17   238.00   01/31/00     88.3     10.900        184.57
49    SBC101 800385122     17,400.00     12/01/97     11/01/12   179.00   01/31/00     80.1     12.900        219.01
49    SBC101 800386906     14,763.70     11/01/97     10/01/12   178.00   01/31/00     69.7     12.100        178.58
49    SBC101 800387391     13,000.00     12/01/97     11/01/12   179.00   01/31/00     89.9     11.650        153.11
49    SBC101 800387524     15,150.00     01/01/98     12/01/12   180.00   01/31/00     84.6     12.100        182.80
49    SBC101 800387565     22,000.00     12/01/97     11/01/17   239.00   01/31/00     83.2     12.000        242.24
49    SBC101 800387938     60,000.00     12/07/97     11/07/12   179.21   01/31/00     83.4     12.000        720.10
49    SBC101 800389454     19,019.27     12/01/97     11/01/27   359.00   01/31/00     70.0     12.950        209.88
49    SBC101 800392276     40,000.00     12/06/97     11/06/12   179.18   01/31/00     80.0     13.750        525.99
49    SBC101 800393639     49,525.00     12/04/97     11/04/17   239.11   01/31/00     70.0     15.500        670.51
49    SBC101 800394157    103,986.00     01/01/98     12/01/27   360.00   01/31/00     85.0     12.100      1,077.62
49    SBC101 800394298     26,518.00     12/01/97     11/01/12   179.00   01/31/00     79.7     13.300        299.57
49    SBC101 800397986     32,274.00     12/01/97     11/01/17   239.00   01/31/00     85.0     12.000        355.36
49    SBC101 800399743     38,000.00     01/01/98     12/01/17   240.00   01/31/00     70.7     13.350        454.71
49    SBC101 800399941     30,000.00     12/01/97     11/01/12   179.00   01/31/00     76.4     13.350        386.51
49    SBC101 800400483     43,754.00     10/24/97     09/24/12   177.76   01/31/00     87.6     12.200        530.76
49    SBC101 800400491     39,096.00     01/01/98     12/01/12   180.00   01/31/00     24.3     12.000        469.22
49    SBC101 800400640     12,750.00     01/01/98     12/01/12   180.00   01/31/00     81.0     10.550        141.33
49    SBC101 800400657     18,946.00     11/27/97     10/27/12   178.85   01/31/00     85.0     12.150        229.22
49    SBC101 800402083     35,200.00     11/17/97     10/17/17   238.52   01/31/00     80.0     12.200        392.51


                                                                                                                              Page 8
ALLIANCE FUNDING
A division of Superior Bank FSB

                                                Sale Schedule -- Group 1, Sub Pool II
                              1997-4 Class 1 -- Initial of Fixed Rate Mortgages -- Settlement 12/22/97

                                                                                                                          Principal
Pool  Sale                                                                                                     Zip        Balance at
 ID    ID     Account        Name                    Address                       City               State    Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
49    SBC101 800402604  BUZZARD BRYAN T          3311 EAST DARTMOUTH STREET    MESA                     AZ     85213       43,800.00
49    SBC101 800403701  DALY DAVID R             5497 WEST 6600 SOUTH          WEST JORDAN              UT     84084       22,181.00
49    SBC101 800404501  OSCAR MICHAEL A          117-25 143RD ST               JAMAICA                  NY     11436      120,000.00
49    SBC101 800404675  CURITORE THOMAS          53 1/2 HIGHVIEW AVENUE        STATEN ISLAND            NY     10301       25,000.00
49    SBC101 800405367  WEINGARTEN LEAH          1937 EAST 26TH ST             BROOKLYN                 NY     11229      140,000.00
49    SBC101 800405938  STRAUB TIMOTHY FRAZIER   215-217 BRIGGS STREET         HARRISBURG               PA     17102       17,900.00
49    SBC101 800406365  HOGAN VELVIN R           306 COLVILLE DRIVE            SAN JOSE                 CA     95123       45,000.00
49    SBC101 800406647  MORGAN WESLEY L          4204 ATHENS AVENUE            NEW PORT RICHEY          FL     34652       10,000.00
49    SBC101 800406720  STRAUB TIMOTHY FRAZIER   5151 EAST TRINDLE ROAD        MECHANICSBURG            PA     17055       38,000.00
49    SBC101 800406985  SACKETT JEFFREY C        106 10TH AVENUE EAST          SEATTLE                  WA     98102       26,000.00
49    SBC101 800407066  TROPPLE KENNETH C        2120 EAST LAUREL STREET       MESA                     AZ     85213       18,000.00
49    SBC101 800407611  PADGETT CURTIS L         215 KAMAL PARKWAY             CAPE CORAL               FL     33904       12,900.00
49    SBC101 800407694  DALESSIO RONALD          72 HUTCHINSON BOULEVARD       SCARSDALE                NY     10583       91,000.00
49    SBC101 800407918  PARRA ANN MARIE          1647 WEST PECOS               MESA                     AZ     85202       22,561.00
49    SBC101 800408056  VALLEJO ANTONIO          222 SOUTH 16TH AVENUE         YAKIMA                   WA     98902       11,723.00
49    SBC101 800408957  WROBLEWSKI KENNETH ANDRE 5647 E GRANDVIEW STREET       MESA                     AZ     85205       34,000.00
49    SBC101 800409062  ROWE FREDERICK           129-10 107TH AVENUE           RICHMOND HILL            NY     11419       18,500.00
49    SBC101 800409377  WILSON TIFFANY           22 SECOND AVENUE              HEMPSTEAD                NY     11566       40,000.00
49    SBC101 800410672  DWIRE SCOTT              3444 NORTH 2650 EAST          LAYTON                   UT     84040       43,000.00
49    SBC101 800411290  SHEPPARD FRANKLIN L JR   16 PENROSE DRIVE              SAVANNAH                 GA     31410       24,000.00
49    SBC101 800412231  LAROCHE JANET            36025 ASTER AVENUE            ZEPHYRHILLS              FL     33541       20,700.00
49    SBC101 800413429  OSWALT MICHAEL A         232 GARY HALLMAN CIRCLE       LEESVILLE                SC     29070       25,200.00
49    SBC101 800413635  SAINSBURY RONALD G       70 IRIS AVENUE                WEST SENECA              NY     14224       30,525.00
49    SBC101 800414393  FORAN SEAN PATRICK       1354 SOUTH 2850 EAST          SPANISH FORK             UT     84660       13,500.00
49    SBC101 800414443  PAYNE JOHNNY             12600 CATALINA DRIVE          LUSBY                    MD     20657      161,000.00
49    SBC101 800414567  SCHEIDT JOHN C           10299 CR 3197                 ARP                      TX     75750       46,750.00
49    SBC101 800415283  TAYLOR DONALD N          4010 RAVINE DRIVE             WHITE PLAINS             MD     20695       11,825.00
49    SBC101 800416182  ODONNELL GEORGE V        491 JESSICA LANE              BRICK                    NJ     08724       36,800.00
49    SBC101 800416281  BROWN GARY M             2560 HAMPSTEAD DRIVE          LOVELAND                 CO     80538       37,931.00
49    SBC101 800416588  BOYD MARK DELIN          5183 LOOPER ROAD              GRANITE FALLS            NC     28630       68,400.00
49    SBC101 800416927  PEARSON HOWARD W         611 SUMMITT STREET            WAUCHULA                 FL     33873       40,200.00
49    SBC101 800417073  LAFRANCA GERARD          141 STUYVESANT DRIVE          PORT JEFFERSON STA       NY     11776       21,000.00
49    SBC101 800417495  ILACQUA ANTHONY M        654 ALISON CIRCLE             LIVERMORE                CA     94550       33,100.00
49    SBC101 800418345  TIMOTHY CHARLES          13758 SOUTH 2200 WEST         RIVERTON                 UT     84065       62,081.00
49    SBC101 800418410  LORETH MICHAEL S         4255 CHENANGO DRIVE           COLORADO SPRINGS         CO     80911       53,144.00
49    SBC101 800418527  CLOUSE STEPHEN F         6721 SOUTHWEST 16TH STREET    PLANTATION               FL     33317       15,000.00
49    SBC101 800419376  JOHNSON ALETHEA          2009 FULTON STREET            BROOKLYN                 NY     11233      171,000.00
49    SBC101 800419459  MORRIS JANET             2816 STERLING COVE DRIVE      LAS VEGAS                NV     89128       58,500.00
49    SBC101 800419467  LEONARD GREGORY S        2531 EAST CINNABAR LANE       SALT LAKE CITY           UT     84121       67,898.00
49    SBC101 800419624  YU LAI KEE               3134 SOUTH CHEROKEE STREET    ENGLEWOOD                CO     80110       31,245.00
49    SBC101 800420523  RAY SHANNON              4966 SOUTHWEST 166TH COURT    OCALA                    FL     34481       30,400.00
49    SBC101 800420747  VARNUM TERRY WAYNE       4350 SOUTHEAST 150TH ST       SUMMERFIELD              FL     34491       27,000.00
49    SBC101 800421042  LICHTENBERGE EDWARD G    9109 MEADOWRUN WAY            SAN DIEGO                CA     92129       39,486.00
49    SBC101 800421307  ROBERTSON THOMAS W II    1013 WEST 1100 NORTH          OREM                     UT     84057       44,336.00
49    SBC101 800421463  HAMPTON FRED             2624 EAST MONTE CRISTO AVE    PHOENIX                  AZ     85032       51,800.00
49    SBC101 800421547  LARSON ERIC J            23308 SHINGLE CREEK ROAD      GOLDEN                   CO     80401       55,000.00
49    SBC101 800421596  WILSON K DEAN            RR 2 BOX 204A                 LADOGA                   IN     47954       25,000.00
49    SBC101 800421661  TAYLOR JAYNE A           23154 SCHUSSMARK TR #304      OAK CREEK                CO     80467       80,000.00
49    SBC101 800422339  HILL CLARA CATHERINE     3612 A SAINT JOHNS COURT      WILMINGTON               NC     28403       46,900.00
49    SBC101 800423733  MCCULLOUGH WILLIAM E     1410 KINGS ROAD               NEWPORT BEACH            CA     92663       97,300.00
49    SBC101 800424764  FREEMAN CAROL A          9011 SOUTHBAY DRIVE           TAMPA                    FL     33615       17,200.00
49    SBC101 800424830  DOUD DONALD R            16026 NORTHEAST 105TH CT      REDMOND                  WA     98052       39,500.00
49    SBC101 800425167  BROOKS BOBBY ELBERT JR   4523 LAMBING ROAD             JACKSONVILLE             FL     32210       17,000.00
49    SBC101 800426736  JOSEPH MARIE SOLANGE     410 NORTHEAST 132ND STREET    MIAMI                    FL     33161      113,600.00
49    SBC101 800426827  LEMBO GIOVANNI           2250 BROOKSIDE DRIVE          LUTZ                     FL     33549       22,000.00
49    SBC101 800427510  HERRERA LARRY            3668 SOUTH WACO STREET        AURORA                   CO     80013       18,300.00
49    SBC101 800427528  CALCUTT RICKIE ULMER     8126 SEALAWN DRIVE            SPRING HILL              FL     34606       24,000.00
49    SBC101 800427825  HYDE DAN J               6611 SOUTH CYCLAMEN DRIVE     WEST JORDAN              UT     84084       46,500.00
49    SBC101 800427890  WESTOVER JON H           4671 WEST 5175 SOUTH          KEARNS                   UT     84118       14,211.00
49    SBC101 800428062  NIEKRASZ-LAU VIRGINIA L  1011 H STREET                 EUREKA                   CA     95501       24,000.00
49    SBC101 800429870  DEARDEUFF STEVEN R       6859 EAST FLOSSMOOR AVENUE    MESA                     AZ     85208       25,900.00
49    SBC101 800430217  ALICEA DAVID             9900 SOUTHWEST 59TH COURT     COOPER CITY              FL     33328       17,418.00




                        Cut-off Date      First                                      Original  Current     Scheduled
Pool  Sale                Principal      Payment      Maturity    Rem      Date        LTV     Mortgage     Payment
 ID    ID     Account      Balance         Date         Date      Term      Due       Ratio      Rate      Int & Prin
---------------------------------------------------------------------------------------------------------------------
49    SBC101 800402604     43,800.00     01/01/98     12/01/12   180.00   01/31/00     84.9     12.000        450.53
49    SBC101 800403701     22,177.70     11/01/97     10/01/12   178.00   01/31/00     89.9     12.050        266.92
49    SBC101 800404501    120,000.00     12/05/97     11/05/27   359.15   01/31/00     77.4      9.550      1,013.41
49    SBC101 800404675     25,000.00     12/10/97     11/10/12   179.31   01/31/00     84.8      9.650        263.32
49    SBC101 800405367    139,890.83     11/20/97     10/20/12   178.62   01/31/00     80.0     11.100      1,343.84
49    SBC101 800405938     17,635.03     11/14/97     10/14/07   118.42   01/31/00     70.9      8.900        225.78
49    SBC101 800406365     45,000.00     12/01/97     11/01/12   179.00   01/31/00     76.7     11.150        515.71
49    SBC101 800406647     10,000.00     12/10/97     11/10/12   179.31   01/31/00     28.5     12.500        123.25
49    SBC101 800406720     37,597.30     11/20/97     10/20/07   118.62   01/31/00     85.9      9.500        491.71
49    SBC101 800406985     25,934.50     12/01/97     11/01/12   179.00   01/31/00     76.6     10.400        235.89
49    SBC101 800407066     18,000.00     12/01/97     11/01/12   179.00   01/31/00     90.0     11.200        206.86
49    SBC101 800407611     12,900.00     12/04/97     11/04/17   239.11   01/31/00     79.8     13.750        158.08
49    SBC101 800407694     90,991.05     11/14/97     10/14/12   178.42   01/31/00     87.1     11.950        932.54
49    SBC101 800407918     22,561.00     11/24/97     10/24/12   178.75   01/31/00     85.0     12.700        244.30
49    SBC101 800408056     11,723.00     12/01/97     11/01/12   179.00   01/31/00     85.0     12.400        124.21
49    SBC101 800408957     34,000.00     12/01/97     11/01/17   239.00   01/31/00     89.1     11.300        357.91
49    SBC101 800409062     18,500.00     12/05/97     11/05/17   239.15   01/31/00     85.0     11.100        192.22
49    SBC101 800409377     40,000.00     12/05/97     11/05/17   239.15   01/31/00     90.0     11.550        427.95
49    SBC101 800410672     43,000.00     12/01/97     11/01/12   179.00   01/31/00     76.9     11.300        419.28
49    SBC101 800411290     23,909.06     11/24/97     10/24/12   178.75   01/31/00     83.5     11.850        285.73
49    SBC101 800412231     20,700.00     12/01/97     11/01/17   239.00   01/31/00     90.0     11.650        222.89
49    SBC101 800413429     25,200.00     12/14/97     11/14/12   179.44   01/31/00     70.0     12.900        317.18
49    SBC101 800413635     30,525.00     12/17/97     11/17/12   179.54   01/31/00     89.9     10.850        344.08
49    SBC101 800414393     13,500.00     01/01/98     12/01/17   240.00   01/31/00     84.9     11.300        142.11
49    SBC101 800414443    161,000.00     12/13/97     11/13/12   179.41   01/31/00     85.8     11.300      1,569.85
49    SBC101 800414567     46,519.55     12/01/97     11/01/17   239.00   01/31/00     85.0     12.900        544.38
49    SBC101 800415283     11,825.00     12/01/97     11/01/12   179.00   01/31/00     84.7     12.250        143.83
49    SBC101 800416182     36,800.00     11/29/97     10/29/12   178.92   01/31/00     84.9     11.900        439.30
49    SBC101 800416281     37,931.00     01/01/98     12/01/17   240.00   01/31/00     79.9     14.000        471.68
49    SBC101 800416588     68,400.00     12/04/97     11/04/17   239.11   01/31/00     90.0     12.050        755.53
49    SBC101 800416927     40,200.00     12/05/97     11/05/12   179.15   01/31/00     89.9     11.050        458.17
49    SBC101 800417073     20,956.41     11/22/97     10/22/12   178.68   01/31/00     89.4     12.350        256.78
49    SBC101 800417495     33,029.19     12/01/97     11/01/12   179.00   01/31/00     85.0     12.100        343.02
49    SBC101 800418345     62,081.00     12/01/97     11/01/12   179.00   01/31/00     84.8     12.400        657.75
49    SBC101 800418410     53,144.00     01/01/98     12/01/17   240.00   01/31/00     90.0     10.800        541.33
49    SBC101 800418527     15,000.00     12/05/97     11/05/07   119.15   01/31/00     68.8     11.100        207.48
49    SBC101 800419376    171,000.00     12/05/97     11/05/12   179.15   01/31/00     90.0     11.050      1,634.94
49    SBC101 800419459     58,500.00     01/01/98     12/01/12   180.00   01/31/00     84.5     12.500        721.03
49    SBC101 800419467     67,864.98     10/01/97     09/01/12   177.00   01/31/00     79.5     14.000        804.50
49    SBC101 800419624     31,245.00     01/01/98     12/01/12   180.00   01/31/00     84.5     12.000        321.39
49    SBC101 800420523     30,400.00     12/07/97     11/07/12   179.21   01/31/00     80.0     11.900        362.90
49    SBC101 800420747     27,000.00     12/04/97     11/04/12   179.11   01/31/00     75.0     11.900        322.31
49    SBC101 800421042     39,486.00     12/01/97     11/01/12   179.00   01/31/00     89.9     11.650        465.04
49    SBC101 800421307     44,243.10     11/10/97     10/10/17   238.29   01/31/00     84.8     13.150        524.17
49    SBC101 800421463     51,800.00     12/01/97     11/01/12   179.00   01/31/00     70.0     10.450        471.90
49    SBC101 800421547     55,000.00     12/01/97     11/01/12   179.00   01/31/00     84.3     11.900        561.51
49    SBC101 800421596     25,000.00     12/01/97     11/01/12   179.00   01/31/00     89.6     10.150        222.17
49    SBC101 800421661     80,000.00     01/01/98     12/01/12   180.00   01/31/00     80.0     10.500        731.79
49    SBC101 800422339     46,900.00     12/04/97     11/04/27   359.11   01/31/00     70.0     10.600        432.52
49    SBC101 800423733     97,300.00     12/01/97     11/01/12   179.00   01/31/00     79.5      9.650        828.82
49    SBC101 800424764     17,200.00     12/03/97     11/03/12   179.08   01/31/00     66.6      9.650        181.17
49    SBC101 800424830     39,500.00     01/01/98     12/01/12   180.00   01/31/00     86.7     10.400        358.37
49    SBC101 800425167     17,000.00     12/01/97     11/01/12   179.00   01/31/00     56.6     10.700        190.03
49    SBC101 800426736    113,600.00     12/03/97     11/03/27   359.08   01/31/00     80.0     12.000      1,168.50
49    SBC101 800426827     21,936.50     11/24/97     10/24/12   178.75   01/31/00     82.6     11.300        254.21
49    SBC101 800427510     18,300.00     01/01/98     12/01/17   240.00   01/31/00     90.0     11.300        192.64
49    SBC101 800427528     24,000.00     12/13/97     11/13/12   179.41   01/31/00     77.4     12.050        288.81
49    SBC101 800427825     46,500.00     01/01/98     12/01/12   180.00   01/31/00     81.1     12.000        558.08
49    SBC101 800427890     14,211.00     01/01/98     12/01/12   180.00   01/31/00     89.9     11.300        164.21
49    SBC101 800428062     24,000.00     12/01/97     11/01/12   179.00   01/31/00     83.1     12.100        289.59
49    SBC101 800429870     25,900.00     01/01/98     12/01/17   240.00   01/31/00     84.9     12.250        289.71
49    SBC101 800430217     17,418.00     12/07/97     11/07/17   239.21   01/31/00     80.0     13.750        213.44


                                                                                                                              Page 9
ALLIANCE FUNDING
A division of Superior Bank FSB

                                                Sale Schedule -- Group 1, Sub Pool II
                              1997-4 Class 1 -- Initial of Fixed Rate Mortgages -- Settlement 12/22/97

                                                                                                                          Principal
Pool  Sale                                                                                                     Zip        Balance at
 ID    ID     Account        Name                    Address                       City               State    Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
49    SBC101 800430548  D'ANTONA JOHN            25 DAURIA DRIVE               SEYMOUR                  CT     06483       96,000.00
49    SBC101 800430647  SMITH CORNELIUS E III    17112 OTTO LANE               HUDSON                   FL     34669       42,415.00
49    SBC101 800431108  DODY BRETT E             5374 SOUTH TAFT COURT         LITTLETON                CO     80127       36,702.00
49    SBC101 800431462  ISBELL ROBERT KELLY      2914 WEST 4425 SOUTH          ROY                      UT     84067       27,000.00
49    SBC101 800432213  OCAMPO CLAIRE            511 W WALNUT STREET           LONG BEACH               NY     11561       65,000.00
49    SBC101 800432270  HENRY ROBERT K           210 POWELL ROAD               BUTLER                   PA     16002       33,599.00
49    SBC101 800433492  HARRIS HARRY L           7701 WEST FLORIDA DRIVE       LAKEWOOD                 CO     80232       34,600.00
49    SBC101 800433864  RANDALL MATTHEW D        1440 NORTH MANDALAY ROAD      SALT LAKE CITY           UT     84116       89,600.00
49    SBC101 800434326  LEWIS JOSEPH P           30 HIDEAWAY DRIVE             WILLOW GROVE             PA     19090       59,300.00
49    SBC101 800434920  STANTON BONNIE J         3211 LEPRECHAUN LANE          PALM HARBOR              FL     34683      502,500.00
49    SBC101 800434987  WITTE PATRICK S          7605 SANDIGAN DRIVE           FREDERICK                MD     21702       64,000.00
49    SBC101 800435471  KNOX DAVID A             1858 EAST BROWN ROAD          MESA                     AZ     85203       28,745.00
49    SBC101 800435711  SCHMIDT KENNETH A        1241 PEARL STREET             DENVER                   CO     80203       66,000.00
49    SBC101 800436271  TALMERS LYDIA            30310 RCR 14 E                STEAMBOAT SPRINGS        CO     80477      300,000.00
49    SBC101 800436297  PETRY IAN S              1111 EAST HARRISON STREET     SEATTLE                  WA     98102       35,500.00
49    SBC101 800437014  GILLEN MARK A            9 MARY STREET                 ASHLEY                   PA     18706       16,503.00
49    SBC101 800437915  DERRAH JEANNE E          29 ADMIRAL KALBFUS RD         NEWPORT                  RI     02840       20,000.00
49    SBC101 800439333  WINWARD RONALD J         40 ORCHARD LANE               IVYLAND                  PA     18974       66,400.00
49    SBC101 800440026  RANKIN DUDLEY DAVID      4450 RUSTIC TRAIL             BOULDER                  CO     80301       40,000.00
49    SBC101 800440257  OLIVER MICHAEL S         6075 COPPER CITY DRIVE        BENNION                  UT     84118       10,900.00
49    SBC101 800440588  MARSHALL RUBENNA R       710 SOUTH SHARRON STREET      KENNEWICK                WA     99336       17,000.00
49    SBC101 800441941  EDGEMAN MARY H           515 VALLEY ROAD               LEADVILLE                CO     80461       50,000.00
49    SBC101 800442071  DAMOUR JAMES             47 RIDGE DRIVE EAST           FLOWER HILL              NY     11576       40,000.00
49    SBC101 800442386  MOSS JEFFREY P           9706 REX STREET               HUDSON                   FL     34669       20,000.00
49    SBC101 800442881  LIEN KAREN L             5122 PRESTON AVENUE SOUTH     GULFPORT                 FL     33707       15,791.00
49    SBC101 800444747  LUBBERS KEVAN W          4138 SOUTH KING VALLEY WAY    WEST VALLEY CITY         UT     84128       12,000.00
49    SBC101 800445397  VIGLIOTTA PASQUALE       27 VALLEY ROAD                WOBURN                   MA     01801       37,000.00
49    SBC101 800447336  FLORENCE GARY R          3395 EAGLE NEST DRIVE         SPRING HILL              FL     34607       19,900.00
49    SBC101 800447633  PANCIARELLO MARCO C JR   2622 7TH AVENUE               EAST MEADOW              NY     11554       65,000.00
49    SBC101 800450082  TEELE WILLIAM E          11928 AUTUMNWOOD LANE         FT WASHINGTON            MD     20744       40,000.00
49    SBC101 800450413  PATTON FRANK M JR        4014 WOODRIDGE DRIVE          POLK CITY                FL     33868       27,750.00
49    SBC101 800450793  GROTH RICHARD            5982 SAMOA DRIVE              BOKEELIA                 FL     33922       22,200.00
49    SBC101 800451957  WALSH THOMAS J           811 1/2 WASHINGTON STREET     THROOP                   PA     18512       45,939.00
49    SBC101 800453276  GROSSMAN JAN             12448 NORTH 129TH PLACE       SCOTTSDALE               AZ     85259       44,000.00
49    SBC101 800456220  KUHN JAMES G             11 PENINSULA DRIVE            CENTRAL CITY             PA     15926       18,000.00
49    SBC101 800459356  CROWTHER RAYMOND KEITH   6504 WEST 3560 SOUTH          WEST VALLEY CITY         UT     84128       36,600.00
49    SBC101 800459471  GLIEDEN MIKE             3742 WEST VALLEYWEST DRIVE    WEST JORDAN              UT     84088       49,424.00
49    SBC101 800460339  BEND EVANDER             ROUTE 4 BOX 4088-R            MONTICELLO               FL     32344       61,866.00
49    SBC101 800460727  SHUPE IVAN M             1718 NORTH 30TH STREET        MESA                     AZ     85213       43,000.00
49    SBC101 800463457  NORRIS LILIA A           3164 JEFFLAND ROAD            BALTIMORE                MD     21244       96,000.00
49    SBC102 800173734  GROSS TIMOTHY J          4432 MCCOY STREET             TAMPA                    FL     33616       45,000.00
49    SBC102 800233173  CELONA ANGELO J          218 SLATER BOULEVARD          STATEN ISLAND            NY     10305       50,000.00
49    SBC102 800269052  ACCARDI STEVE J          505 SAW MILL ROAD             NEW PROVIDENCE           PA     17560       58,900.00
49    SBC102 800301475  BISHOP BRUCE K           9370 LISA CIRCLE              GAINESVILLE              GA     30506       34,500.00
49    SBC102 800306771  GREINER J SCOTT          11 JULIE TERRACE              LITITZ                   PA     17543       27,250.00
49    SBC102 800312225  ERICKSON DENISE M        16814 S 2ND PLACE             PHOENIX                  AZ     85048       15,420.00
49    SBC102 800316796  WOODBURY LYLE J          708 W SAGEBRUSH STREET        GILBERT                  AZ     85233       25,015.00
49    SBC102 800324121  RICHARDS DAVID L         10780 N 129TH STREET          SCOTTSDALE               AZ     85259       66,000.00
49    SBC102 800327033  VO VIET QUY              12670 PICRUS STREET           SANDIEGO                 CA     92129       30,000.00
49    SBC102 800327447  PERRY DIANE C            4411 SOUTHEAST 14TH PLACE     CAPE CORAL               FL     33904       17,547.00
49    SBC102 800329088  SAHLI LIBBE ANNE         3726 SOUTH 251ST PLACE        KENT                     WA     98032       34,983.00
49    SBC102 800330995  RINNE ROGER L            1843 E EVERGREEN STREET       MESA                     AZ     85203       81,500.00
49    SBC102 800333239  TINLING SONIA            449 EAST 56 STREET            BROOKLYN                 NY     11234      187,000.00
49    SBC102 800334971  YAITANES JOHN F          1623 NORTH JEFFERSON AVENU    LARGO                    FL     33770       49,500.00
49    SBC102 800336349  WEBB TERRY J             20824 KEENE ROAD              LITHIA                   FL     33547      104,000.00
49    SBC102 800344160  DAVIDSON DENNIS T        3641 WEST VISTA AVENUE        PHOENIX                  AZ     85051       22,825.00
49    SBC102 800349789  IVERSON JOHN M           3600 S ROBINSON BLVD          NAMPA                    ID     83687       30,000.00
49    SBC102 800350456  BAKER VICTOR E           701 POPLAR RIDGE COURT        CHESAPEAKE CITY          VA     23322       25,600.00
49    SBC102 800351348  COLLINS ANTHONY W        628 E SANDY STREET            NORRISTOWN               PA     19401       15,200.00
49    SBC102 800352445  WILLARD ROBERT J         305 STANLEY AVE               SOUTH ST PAUL            MN     55075       57,984.00
49    SBC102 800352965  DOMINGUEZ RICARDO L      826 TULARE CIRCLE             SUISUN CITY              CA     94585       32,420.00
49    SBC102 800354110  HOUSER ROBERT C          5015 E DOUBLETREE RANCH RO    PARADISE VALLEY          AZ     85253      217,884.00




                        Cut-off Date      First                                      Original  Current     Scheduled
Pool  Sale                Principal      Payment      Maturity    Rem      Date        LTV     Mortgage     Payment
 ID    ID     Account      Balance         Date         Date      Term      Due       Ratio      Rate      Int & Prin
---------------------------------------------------------------------------------------------------------------------
49    SBC101 800430548     96,000.00     12/03/97     11/03/17   239.08   01/31/00     63.8     10.400        952.00
49    SBC101 800430647     42,415.00     12/06/97     11/06/17   239.18   01/31/00     85.0     11.750        459.65
49    SBC101 800431108     36,702.00     01/01/98     12/01/12   180.00   01/31/00     80.0     14.000        488.78
49    SBC101 800431462     27,000.00     11/16/97     10/16/17   238.49   01/31/00     84.9     14.300        341.65
49    SBC101 800432213     65,000.00     12/17/97     11/17/12   179.54   01/31/00     80.3     12.000        668.60
49    SBC101 800432270     33,599.50     12/14/97     11/14/12   179.44   01/31/00     90.0     10.650        374.54
49    SBC101 800433492     34,600.00     01/01/98     12/01/12   180.00   01/31/00     84.8     12.000        415.26
49    SBC101 800433864     89,600.00     12/01/97     11/01/12   179.00   01/31/00     70.0     10.500        990.44
49    SBC101 800434326     59,300.00     12/07/97     11/07/12   179.21   01/31/00     89.9     10.875        669.35
49    SBC101 800434920    502,500.00     12/13/97     11/13/12   179.41   01/31/00     69.7      8.900      5,066.84
49    SBC101 800434987     64,000.00     12/05/97     11/05/12   179.15   01/31/00     89.1     11.050        729.43
49    SBC101 800435471     28,745.00     01/01/98     12/01/17   240.00   01/31/00     83.2     12.250        321.53
49    SBC101 800435711     66,000.00     01/01/98     12/01/12   180.00   01/31/00     84.5     12.500        813.46
49    SBC101 800436271    300,000.00     12/01/97     11/01/12   179.00   01/31/00     76.2     10.750      2,800.44
49    SBC101 800436297     35,500.00     01/01/98     12/01/12   180.00   01/31/00     90.0     10.750        331.39
49    SBC101 800437014     16,314.91     12/10/97     11/10/12   179.31   01/31/00     89.8     11.050        188.09
49    SBC101 800437915     20,000.00     12/11/97     11/11/12   179.34   01/31/00     80.9     12.600        215.00
49    SBC101 800439333     66,400.00     12/05/97     11/05/12   179.15   01/31/00     79.9     13.250        851.07
49    SBC101 800440026     40,000.00     01/01/98     12/01/12   180.00   01/31/00     76.1     13.750        525.99
49    SBC101 800440257     10,900.00     01/01/98     12/01/17   240.00   01/31/00     89.9     11.050        112.88
49    SBC101 800440588     17,000.00     01/01/98     12/01/17   240.00   01/31/00     70.7     11.000        175.47
49    SBC101 800441941     50,000.00     01/01/98     12/01/12   180.00   01/31/00     71.8      9.300        413.15
49    SBC101 800442071     40,000.00     12/13/97     11/13/17   239.41   01/31/00     83.7      9.900        383.36
49    SBC101 800442386     20,000.00     12/07/97     11/07/12   179.21   01/31/00     55.5      9.900        213.70
49    SBC101 800442881     15,791.00     12/10/97     11/10/17   239.31   01/31/00     80.0     12.990        184.89
49    SBC101 800444747     11,936.70     11/27/97     10/27/12   178.85   01/31/00     87.3     12.600        148.68
49    SBC101 800445397     37,000.00     12/13/97     11/13/17   239.41   01/31/00     84.8     13.000        433.48
49    SBC101 800447336     19,900.00     12/10/97     11/10/12   179.31   01/31/00     90.0      9.990        213.72
49    SBC101 800447633     65,000.00     12/04/97     11/04/12   179.11   01/31/00     89.3     12.100        784.30
49    SBC101 800450082     40,000.00     12/10/97     11/10/12   179.31   01/31/00     89.2     10.900        377.91
49    SBC101 800450413     27,750.00     12/06/97     11/06/12   179.18   01/31/00     75.0     11.660        327.00
49    SBC101 800450793     22,200.00     12/13/97     11/13/12   179.41   01/31/00     84.9     12.250        270.02
49    SBC101 800451957     45,939.00     12/10/97     11/10/12   179.31   01/31/00     89.9     10.900        519.26
49    SBC101 800453276     44,000.00     01/01/98     12/01/12   180.00   01/31/00     89.8     11.600        439.09
49    SBC101 800456220     18,000.00     12/17/97     11/17/12   179.54   01/31/00     75.4     12.600        223.03
49    SBC101 800459356     36,471.75     12/01/97     11/01/12   179.00   01/31/00     85.2     12.350        447.54
49    SBC101 800459471     49,424.00     12/01/97     11/01/12   179.00   01/31/00     89.9     12.600        531.32
49    SBC101 800460339     61,866.00     12/17/97     11/17/17   239.54   01/31/00     80.0     10.000        597.02
49    SBC101 800460727     43,000.00     01/01/98     12/01/12   180.00   01/31/00     84.1     10.050        463.40
49    SBC101 800463457     96,000.00     12/17/97     11/17/17   239.54   01/31/00     84.2      9.050        866.83
49    SBC102 800173734     44,127.03     05/07/97     04/07/12   172.18   01/31/00     79.6      9.400        375.11
49    SBC102 800233173     50,000.00     08/22/97     07/22/12   175.66   01/31/00     80.0     14.000        665.87
49    SBC102 800269052     58,900.00     10/01/97     09/01/12   177.00   01/31/00     79.8     13.350        667.70
49    SBC102 800301475     34,463.49     09/01/97     08/01/12   176.00   01/31/00     79.5     14.000        408.78
49    SBC102 800306771     27,124.66     09/27/97     08/27/12   176.84   01/31/00     90.0     11.950        326.17
49    SBC102 800312225     15,420.00     12/01/97     11/01/17   239.00   01/31/00     80.0     10.100        149.83
49    SBC102 800316796     25,008.53     10/09/97     09/09/12   177.27   01/31/00     90.0     12.450        266.00
49    SBC102 800324121     65,959.34     11/01/97     10/01/12   178.00   01/31/00     84.8     10.000        709.24
49    SBC102 800327033     30,000.00     11/13/97     10/13/12   178.39   01/31/00     84.6     12.650        372.69
49    SBC102 800327447     17,459.29     10/01/97     09/01/07   117.00   01/31/00     80.0     12.950        261.48
49    SBC102 800329088     34,963.60     11/01/97     10/01/12   178.00   01/31/00     90.0     11.150        337.12
49    SBC102 800330995     81,366.53     11/01/97     10/01/12   178.00   01/31/00     45.2      9.250        670.48
49    SBC102 800333239    186,388.90     09/27/97     08/27/27   356.84   01/31/00     85.0     10.990      1,779.43
49    SBC102 800334971     49,150.34     10/03/97     09/03/17   237.07   01/31/00     60.3      8.250        421.77
49    SBC102 800336349    104,000.00     12/18/97     11/18/17   239.57   01/31/00     80.0     11.400      1,101.93
49    SBC102 800344160     22,774.53     11/01/97     10/01/12   178.00   01/31/00     84.9     11.600        268.09
49    SBC102 800349789     29,871.05     11/01/97     10/01/12   178.00   01/31/00     84.6     11.150        343.81
49    SBC102 800350456     25,600.00     12/03/97     11/03/12   179.08   01/31/00     89.6     12.450        314.69
49    SBC102 800351348     15,200.00     12/01/97     11/01/17   239.00   01/31/00     89.9     11.950        166.84
49    SBC102 800352445     57,913.88     11/01/97     10/01/12   178.00   01/31/00     90.0     11.650        580.86
49    SBC102 800352965     32,420.00     12/01/97     11/01/12   179.00   01/31/00     80.0     11.550        379.76
49    SBC102 800354110    217,884.00     12/01/97     11/01/12   179.00   01/31/00     85.0      9.900      1,896.01


                                                                                                                             Page 10
ALLIANCE FUNDING
A division of Superior Bank FSB

                                                Sale Schedule -- Group 1, Sub Pool II
                              1997-4 Class 1 -- Initial of Fixed Rate Mortgages -- Settlement 12/22/97

                                                                                                                          Principal
Pool  Sale                                                                                                     Zip        Balance at
 ID    ID     Account        Name                    Address                       City               State    Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
49    SBC102 800355000  OLSEN CYNTHIA M          4943 W ROUNDSTEM ROAD         WEST JORDAN              UT     84084       37,000.00
49    SBC102 800355034  HILL CHARLES J           524 WEST 22ND STREET          THE DALLES               OR     97058       47,750.00
49    SBC102 800356214  LYDA LYNDA               17900 SW HART DRIVE           BEAVERTON                OR     97007       37,750.00
49    SBC102 800356461  DECAITO RONALD J         53 LEXINGTON DRIVE            LIVINGSTON               NJ     07039      226,000.00
49    SBC102 800360885  KATZ ABRAHAM             3 WIENER DRIVE                MONSEY                   NY     10952       80,000.00
49    SBC102 800366643  GUSSIO SCOTT ANTHONY     1108 S CURLEY STREET          BALTIMORE                MD     21224       14,800.00
49    SBC102 800367146  KORZENIEWSKI TADEUSZ     4553 BEECHWOOD DRIVE          EL DORADO HILLS          CA     95762       59,800.00
49    SBC102 800371916  WYRICK LON D             3608 CAROL AVENUE             YAKIMA                   WA     98902       55,783.00
49    SBC102 800376261  BONVINO SALVATORE        16 NORTH NINTH AVENUE         MT VERNON                NY     10550       35,000.00
49    SBC102 800379968  RHEINHEIMER MICHAEL R    134 CARSON AVENUE             LAS ANIMAS               CO     81054       22,900.00
49    SBC102 800380321  STALEY WARDELL M         122 DELAWARE DRIVE            ORANGEBURG               SC     29115       46,750.00
49    SBC102 800380362  MCANDREWS JAMES J        6 NURSERY LANE                MADISON                  CT     06443       50,000.00
49    SBC102 800380735  PETERSEN BRUCE L         182 LARSEN DRIVE              PRESTON                  ID     83263       13,800.00
49    SBC102 800382129  PETERSON MICHAEL         2003 JANE AVENUE              COLUMBUS                 OH     43219       14,790.00
49    SBC102 800383259  SHEEHAN ROBERT J         7623 RADCLIFFE CIRCLE         PORT RICHEY              FL     34668       29,000.00
49    SBC102 800384307  DYSON RONALD             1802 SHIPLEY ROAD             WILMINGTON               DE     19803       79,063.00
49    SBC102 800385015  KAHLE BERNARD E          4 UNION ROAD                  WALES                    MA     01081       48,000.00
49    SBC102 800385957  FOSTER JAMES E JR        2538 FORREST WOOD DRIVE       VALDOSTA                 GA     31602       13,900.00
49    SBC102 800387672  STEBBINGS DANIEL W       27 STILL POND DRIVE           NEW FREEDOM              PA     17349       43,500.00
49    SBC102 800388415  BRUCE ARCHIE LEE         5885 SKYLINE DRIVE            SAN DIEGO                CA     92114       22,462.00
49    SBC102 800389611  CHRISTENSEN LOUISE J     112 NORTHWEST 178TH STREET    SHORELINE                WA     98117       57,000.00
49    SBC102 800390122  JANG YOUNG SU            207 MORNINGSIDE ROAD          PARAMUS                  NJ     07652       28,440.00
49    SBC102 800390692  LE NGHIA T               23802 60TH AVENUE WEST        MOUNTLAKE TERRACE        WA     98043       18,000.00
49    SBC102 800392177  KRAFCHUK KATHLEEN        42 ELDERBERRY ROAD            SYOSSET                  NY     11791      225,000.00
49    SBC102 800392342  LITCHFIELD KIRBY D       1797 BERTHERA ROAD            BONNEAU                  SC     29431       25,000.00
49    SBC102 800395337  JONES DEBRA              2006 STALLION ROAD            CANTONMENT               FL     32533       31,500.00
49    SBC102 800396491  HOLCOMB KAREN L          216 LEATHER BARK ROAD         CRANBERRY TWP            PA     16066       30,000.00
49    SBC102 800397770  FLYNN RUSSELL            48 RELDA STREET               PLAINVIEW                NY     11803       86,000.00
49    SBC102 800397788  BATTEN SUSANNA L         640 SOUTHWEST ORANGE AVE      KEYSTONE HEIGHTS         FL     32656       23,250.00
49    SBC102 800397911  MCMULLEN D SCOTT         2805 SW MARSHALL AVENUE       PENDLETON                OR     97801       25,000.00
49    SBC102 800398083  NEWMAN JAMES W           1914 ST CLAIR AVENUE          PUEBLO                   CO     81004       14,477.00
49    SBC102 800401713  GUTIERREZ AGUSTIN M      201 BORNITE AVENUE            BISBEE                   AZ     85603       17,196.00
49    SBC102 800401747  STANLEY LANG ROBERT      2006 TACOMA POINT DRIVE E     SUMNER                   WA     98390       57,000.00
49    SBC102 800402398  GOMEZ ANTHONY            278 BLAKE STREET              NEW HAVEN                CT     06515       35,000.00
49    SBC102 800402620  THOMAS THOMAS E          1125 NORTHWOOD LOOP           PRESCOTT                 AZ     86303       38,600.00
49    SBC102 800402901  BARRAGAN JOHN            5071 CARTARO DRIVE            LAS VEGAS                NV     89103       31,300.00
49    SBC102 800402943  GARARD RONALD A          3627 EAST FRIESS DRIVE        PHOENIX                  AZ     85032       20,000.00
49    SBC102 800402992  BUTLER JAMIE L           760 NITTANY VALLEY DRIVE      BELLEFONTE               PA     16823       48,000.00
49    SBC102 800404626  IMETOVSKI GARIP          14 HERITAGE DRIVE             SEYMOUR                  CT     06483       30,000.00
49    SBC102 800404899  OERTLE JOHN D            2986 NORTH IROQUOIS DRIVE     PROVO                    UT     84604       47,250.00
49    SBC102 800406753  WILLIAMS DENNIS R        385 SOUTH 300 WEST            LEHI                     UT     84043       22,500.00
49    SBC102 800407769  HALL HERMAN DEWAYNE      1328 S.E. CHAPMAN STREET      TROUTDALE                OR     97060       30,000.00
49    SBC102 800408064  FONTES OLGA I            16 SAYWARD STREET             BOSTON                   MA     02125       65,800.00
49    SBC102 800411035  STURTZ DAVID L           1547 TOLEDO COURT             BELLINGHAM               WA     98226       12,250.00
49    SBC102 800415788  ARONSON KENNETH          36 GRIDLEY STREET             WEST ISLIP               NY     11795       32,500.00
49    SBC102 800416414  FRANCIS COURTNEY         317 WINTHROP STREET           BROOKLYN                 NY     11225      135,000.00
49    SBC102 800418451  ARGOTE EDGAR             1611 OHIO AVENUE              BAY SHORE                NY     11706       26,770.00
49    SBC102 800421166  KESMARKI TEREZIA         1477 FAIRFAX STREET           DENVER                   CO     80220       13,304.00
49    SBC102 800421679  DUFOUR FREDERICK H JR    134 INGALLS CORNERS ROAD      PERRYVILLE               NY     13133       34,000.00
49    SBC102 800421885  BERGER JULIA             733 QUINNIPIAC AVENUE         NEW HAVEN                CT     06513       30,000.00
49    SBC102 800422321  IZQUIERDO ALEJANDRO      4249 CONASHAUGH LAKE          MILFORD                  PA     18337       12,500.00
49    SBC102 800426256  BLACKMAN VINCENT         597 EAST 52ND STREET          BROOKLYN                 NY     11203      159,000.00
49    SBC102 800427072  PARIS PAUL R             74 HOYTS HILL ROAD            BETHEL                   CT     06801       85,000.00
49    SBC102 800429599  LORD JAMES M             81 HEMLOCK DRIVE              DAWSONVILLE              GA     30534       58,650.00
49    SBC102 800431660  MCGLYNN GLYNN            338 SOUTH FLAT HILL ROAD      SOUTHBURY                CT     06488       75,000.00
49    SBC102 800431678  MUSCATELLI RALPH L       102 FRANKLIN STREET           MANSFIELD                MA     02048       20,000.00
49    SBC102 800432106  WALSH JOSEPH             90 ISLAND PARKWAY NORTH       ISLAND PARK              NY     11558      140,000.00
49    SBC102 800432908  CARRASCO MARIA           108-110 WAVERLY STREET        PROVIDENCE               RI     02907       51,300.00
49    SBC102 800435067  BERNASZ KIMBERLY D       354 PAWNEE DRIVE              AUBURN                   PA     17922       72,400.00
49    SBC102 800435778  SMITH JAMES W            5120 WES MAR ROAD             FT MYERS                 FL     33905       28,000.00
49    SBC102 800436099  GRAY DONALD NOLAN        3179 WEST 9190 SOUTH          WEST JORDAN              UT     84088       59,080.00
49    SBC102 800436735  BRYAN CHARLES P JR       5500 LIBRARY ROAD             BETHEL PARK              PA     15102       11,700.00




                        Cut-off Date      First                                      Original  Current     Scheduled
Pool  Sale                Principal      Payment      Maturity    Rem      Date        LTV     Mortgage     Payment
 ID    ID     Account      Balance         Date         Date      Term      Due       Ratio      Rate      Int & Prin
---------------------------------------------------------------------------------------------------------------------
49    SBC102 800355000     37,000.00     11/01/97     10/01/12   178.00   01/31/00     75.6     13.600        482.84
49    SBC102 800355034     47,750.00     12/01/97     11/01/17   239.00   01/31/00     84.9     11.600        512.51
49    SBC102 800356214     37,750.00     11/01/97     10/01/12   178.00   01/31/00     85.0     11.350        369.52
49    SBC102 800356461    225,749.38     11/03/97     10/03/12   178.06   01/31/00     79.2      9.850      1,958.31
49    SBC102 800360885     79,973.58     11/01/97     10/01/12   178.00   01/31/00     83.0     11.350        783.10
49    SBC102 800366643     14,773.59     11/01/97     10/01/12   178.00   01/31/00     84.9     13.200        189.21
49    SBC102 800367146     59,800.00     11/01/97     10/01/12   178.00   01/31/00     86.8     11.150        576.28
49    SBC102 800371916     55,722.02     12/01/97     11/01/12   179.00   01/31/00     90.0     10.750        520.72
49    SBC102 800376261     35,000.00     12/03/97     11/03/12   179.08   01/31/00     84.9     13.300        395.39
49    SBC102 800379968     22,900.00     01/01/98     12/01/12   180.00   01/31/00     85.0     12.000        274.84
49    SBC102 800380321     46,750.00     12/17/97     11/17/17   239.54   01/31/00     85.0     12.900        544.38
49    SBC102 800380362     50,000.00     12/01/97     11/01/12   179.00   01/31/00     83.6     12.250        523.95
49    SBC102 800380735     13,800.00     11/14/97     10/14/12   178.42   01/31/00     53.9     15.000        174.49
49    SBC102 800382129     14,790.00     12/04/97     11/04/12   179.11   01/31/00     79.9     13.000        163.61
49    SBC102 800383259     28,968.31     11/01/97     10/01/17   238.00   01/31/00     63.0      8.250        247.10
49    SBC102 800384307     78,900.95     11/02/97     10/02/12   178.03   01/31/00     89.9     11.750        936.21
49    SBC102 800385015     48,000.00     12/04/97     11/04/12   179.11   01/31/00     84.8     13.790        632.48
49    SBC102 800385957     13,900.00     11/28/97     10/28/12   178.88   01/31/00     84.8     13.000        175.87
49    SBC102 800387672     43,500.00     12/18/97     11/18/17   239.57   01/31/00     89.6     11.300        457.92
49    SBC102 800388415     22,444.14     11/01/97     10/01/12   178.00   01/31/00     84.8     12.100        271.03
49    SBC102 800389611     57,000.00     12/01/97     11/01/12   179.00   01/31/00     84.9     11.600        669.50
49    SBC102 800390122     28,440.00     01/01/98     12/01/12   180.00   01/31/00     79.8     14.500        388.35
49    SBC102 800390692     18,000.00     11/01/97     10/01/12   178.00   01/31/00     90.0     11.250        174.83
49    SBC102 800392177    225,000.00     12/11/97     11/11/27   359.34   01/31/00     78.9      9.400      1,875.53
49    SBC102 800392342     25,000.00     11/28/97     10/28/12   178.88   01/31/00     64.1     14.050        333.78
49    SBC102 800395337     31,500.00     12/01/97     11/01/12   179.00   01/31/00     75.7     11.800        374.01
49    SBC102 800396491     30,000.00     11/08/97     10/18/17   238.22   01/31/00     82.4     13.000        351.47
49    SBC102 800397770     85,875.55     11/20/97     10/20/17   238.62   01/31/00     82.6      9.900        824.23
49    SBC102 800397788     23,250.00     12/19/97     11/19/12   179.61   01/31/00     75.0     13.150        296.47
49    SBC102 800397911     25,000.00     12/01/97     11/01/12   179.00   01/31/00     84.5     12.500        308.13
49    SBC102 800398083     14,477.00     01/01/98     12/01/17   240.00   01/31/00     80.0     12.750        167.04
49    SBC102 800401713     17,196.00     12/01/97     11/01/12   179.00   01/31/00     75.0     12.350        210.27
49    SBC102 800401747     57,000.00     12/01/97     11/01/12   179.00   01/31/00     84.8     11.350        557.95
49    SBC102 800402398     35,000.00     12/04/97     11/04/17   239.11   01/31/00     75.5     13.400        420.07
49    SBC102 800402620     38,600.00     01/01/98     12/01/12   180.00   01/31/00     77.4     11.250        444.81
49    SBC102 800402901     31,199.96     12/01/97     11/01/12   179.00   01/31/00     89.9     11.300        361.67
49    SBC102 800402943     20,000.00     12/01/97     11/01/17   239.00   01/31/00     75.7      9.650        188.39
49    SBC102 800402992     48,000.00     12/17/97     11/17/12   179.54   01/31/00     80.0     12.550        593.17
49    SBC102 800404626     30,000.00     12/03/97     11/03/12   179.08   01/31/00     85.1     10.900        339.10
49    SBC102 800404899     47,250.00     12/01/97     11/01/12   179.00   01/31/00     84.9     13.200        530.08
49    SBC102 800406753     22,500.00     01/01/98     12/01/17   240.00   01/31/00     90.0     11.550        240.72
49    SBC102 800407769     30,000.00     12/01/97     11/01/12   179.00   01/31/00     68.6     10.300        327.91
49    SBC102 800408064     65,800.00     12/05/97     11/05/17   239.15   01/31/00     84.9     12.850        763.88
49    SBC102 800411035     12,250.00     11/24/97     10/24/12   178.75   01/31/00     84.8     12.800        153.39
49    SBC102 800415788     32,500.00     12/24/97     11/24/17   239.77   01/31/00     90.0     11.550        347.71
49    SBC102 800416414    135,000.00     12/05/97     11/05/12   179.15   01/31/00     90.0     11.250      1,311.21
49    SBC102 800418451     26,770.00     12/18/97     11/18/12   179.57   01/31/00     85.0     12.000        321.28
49    SBC102 800421166     13,304.00     01/01/98     12/01/17   240.00   01/31/00     80.0     12.500        151.15
49    SBC102 800421679     34,000.00     12/12/97     11/12/12   179.38   01/31/00     84.0     11.100        388.58
49    SBC102 800421885     30,000.00     12/06/97     11/06/27   359.18   01/31/00     75.0      9.150        244.63
49    SBC102 800422321     12,500.00     12/14/97     11/14/12   179.44   01/31/00     82.7     11.650        125.22
49    SBC102 800426256    159,000.00     12/18/97     11/18/12   179.57   01/31/00     83.6      9.550      1,342.76
49    SBC102 800427072     85,000.00     12/05/97     11/05/12   179.15   01/31/00     56.6     10.600        783.89
49    SBC102 800429599     58,650.00     12/03/97     11/03/17   239.08   01/31/00     85.0     11.600        629.51
49    SBC102 800431660     75,000.00     12/04/97     11/04/17   239.11   01/31/00     69.5     11.900        820.59
49    SBC102 800431678     20,000.00     12/01/97     11/01/27   359.00   01/31/00     25.0     10.850        188.20
49    SBC102 800432106    140,000.00     12/18/97     11/18/12   179.57   01/31/00     89.8     11.150      1,604.45
49    SBC102 800432908     51,300.00     12/19/97     11/19/12   179.61   01/31/00     90.0     11.400        504.11
49    SBC102 800435067     72,400.00     12/17/97     11/17/12   179.54   01/31/00     80.0     13.250        815.06
49    SBC102 800435778     28,000.00     12/18/97     11/18/12   179.57   01/31/00     78.9     12.500        345.11
49    SBC102 800436099     59,080.00     12/01/97     11/01/12   179.00   01/31/00     90.0     12.750        642.02
49    SBC102 800436735     11,700.00     12/19/97     11/19/12   179.61   01/31/00     90.0     10.150        126.80


                                                                                                                             Page 11
ALLIANCE FUNDING
A division of Superior Bank FSB

                                                Sale Schedule -- Group 1, Sub Pool II
                              1997-4 Class 1 -- Initial of Fixed Rate Mortgages -- Settlement 12/22/97

                                                                                                                          Principal
Pool  Sale                                                                                                     Zip        Balance at
 ID    ID     Account        Name                    Address                       City               State    Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
49    SBC102 800437824  ESPOSITO SALVATORE       13 MELROSE PLACE              WEST CALDWELL            NJ     07006       31,100.00
49    SBC102 800438681  NABER SULEIMAN I         2 VICTORIA LANE               YONKERS                  NY     10701       58,000.00
49    SBC102 800439770  SCOTT W SEAN             7482 WEST ALABAMA DRIVE       LAKEWOOD                 CO     80232       31,000.00
49    SBC102 800440083  NELL KRISTIN A           101 DAN DRIVE                 PITTSBURGH               PA     15216      110,000.00
49    SBC102 800440604  ERVIN ROBIN              315 MADISON AVENUE            BRENTWOOD                NY     11717       30,000.00
49    SBC102 800440794  BOLLINGER JOHN H         1304 NORTH 150 EAST           SPRINGVILLE              UT     84663       50,000.00
49    SBC102 800442204  RUTHERFORD MEI L         5322 EAST 108TH PLACE         THORNTON                 CO     80223       82,500.00
49    SBC102 800442212  RENDOS LINDA K           1668 WASHINGTON ROAD          APOLLO                   PA     15613       34,260.00
49    SBC102 800442493  GUTHRIE KIRK B           2225 EAST CORTEZ STREET       PHOENIX                  AZ     85028       30,000.00
49    SBC102 800442972  WILLIAMS STEPHONE J      4607 BETHEL CHURCH ROAD       COLUMBIA                 SC     29206       25,900.00
49    SBC102 800444689  DUGANICH DIANE           1631 MCMINN STREET            ALIQUIPPA                PA     15001       21,695.00
49    SBC102 800445017  BURDEAUX STEVEN C        650 WEST HAWTHORN STREET      LOUISVILLE               CO     80027      112,524.00
49    SBC102 800445496  SMITH JOSEPH PAUL JR     4820 ANCONA ROAD              COCOA                    FL     32927       20,400.00
49    SBC102 800445777  GONZALEZ H ALBERT        8601 HULSEY ROAD              TAMPA                    FL     33634       31,930.00
49    SBC102 800446692  NEILSON KENNETH F        150 EAST 100 SOUTH            WASHINGTON               UT     84780       35,500.00
49    SBC102 800447559  MILES RUPERT             32 BAYVIEW AVENUE             NORWALK                  CT     06854       52,000.00
49    SBC102 800451213  POWER GAYLA J            1090 LAYFAYETTE ST #304       DENVER                   CO     80218       27,741.00
49    SBC102 800451684  OSBORN DAVID M           1163 TREELINE DRIVE           ALLENTOWN                PA     18103       33,750.00
49    SBC102 800452575  DAVIS HOWARD RUSSELL     RT 3 BOX 48 SANDERS STREET    HOPE MILLS               NC     28348       57,800.00
49    SBC102 800454506  NELSON DENNIS O SR       221 FONDERN ROAD              HOPE MILLS               NC     28348       66,600.00
49    SBC102 800455008  CAYSON JAQUELINE B       1103 EAST HIDDEN VALLEY DR    SANDY                    UT     84094       30,020.00
49    SBC102 800455016  ASHTON WILLIAM           13 RECREATION LANE            HUNTINGTON               NY     11743       28,500.00
49    SBC102 800455636  BRANHAM KENNETH C        4816 COUNTRY TRAILS DRIVE     POLK CITY                FL     33868       32,625.00
49    SBC102 800459448  WILSON GAREY B JR        5191 WEST CRUS CORVI ROAD     WEST JORDAN              UT     84084       17,750.00
49    SBC102 800459596  GANNON PATRICIA A        2221 COACHMAN ROAD            SPRINGHILL               FL     34608       10,000.00
49    SBC102 800460925  CICCONE GARRY J          5853 SEVEN NATIONS DRIVE      TOBYHANNA                PA     18466       24,000.00
49    SBC102 800461774  FILECCIA NICHOLAS        1357 WALES DRIVE              FORT MYERS               FL     33901       33,000.00
49    SBC102 800461899  KIMBALL CHASE            1403 EAST LINDA ROSA AVE      SALT LAKE CITY           UT     84106       25,000.00
49    SBC102 800462541  CHAGNON LEON W           2289 BARKSDALE STREET         PORT CHARLOTTE           FL     33952       13,118.00
49    SBC102 800464539  PEDERSEN CRAIG G         10196 SOUTH LOCKSLEY ROAD     SANDY                    UT     84092       20,000.00
49    SBC102 800466583  KIRKPATRICK D SCOTT      40256 EAST COLORADO AVENUE    BENNETT                  CO     80102       27,000.00
49    SBC102 800466856  LOPEZ JOHN S             921 NORTH MORTON DRIVE        SALT LAKE CITY           UT     84116       46,000.00
49    SBC102 800468423  WOLLASTON NORMA F        1064 GRANDUER ST SOUTHEAST    PALM BAY                 FL     32908       30,600.00
49    SBC108 800329013  BRIZAN HOLLIS            526 HEGMENE AVENUE            BROOKLYN                 NY     11312      211,500.00
49    SBC108 800356990  BREDIJK DENNIS           1595 GREENLEAF COURT          TOMS RIVER               NJ     08753       61,250.00
49    SBC108 800358848  RAMDATH TARA             22-58 92ND STREET             JACKSON HEIGHTS          NY     11369       38,000.00
49    SBC108 800365124  KELLY VANESSA            1229 NORTH SPRING STREET      BALTIMORE                MD     21213       16,200.00
49    SBC108 800369530  PADDOCK DARREN G         3168 WEST WINCHESTER DRIVE    SALT LAKE CITY           UT     84119       20,400.00
49    SBC108 800374266  CZARNECKI EDMUND S       1350 TAURUS COURT             MERRITT ISLAND           FL     32953       95,000.00
49    SBC108 800377780  HERNANDEZ RUBEN          1937 EAST CLEARFIELD ST       PHILADELPHIA             PA     19134       29,750.00
49    SBC108 800388332  PLITH GERALD A           8135 14TH AVENUE SOUTHWEST    SEATTLE                  WA     98106       30,500.00
49    SBC108 800389397  LEE JAE C                55 REGAN LANE                 VOORHEES                 NJ     08043       40,000.00
49    SBC108 800394991  HERGENRODER PAUL J       6807 OLD BOLD HILL ROAD       SPRING WATER             NY     11460       15,950.00
49    SBC108 800395741  SHIPE DENNIS RALPH       RT 1 BOX 329                  PORT REPUBLIC            VA     24471       54,400.00
49    SBC108 800400731  DAUGHERTY GLENN RICHARD  15835 N 15TH STREET           PHOENIX                  AZ     85022       55,400.00
49    SBC108 800404725  CUMMINGS ROBERT R        6860 ROSEMARY ROAD            EDEN PRAIRIE             MN     55346       24,000.00
49    SBC108 800406563  SEARLES WARREN L         6640 EAST JOMAX ROAD          SCOTTSDALE               AZ     85255       33,000.00
49    SBC108 800407926  CHRISTMANN JOHN T        253 WOODTHRUSH CIRCLE         BUSHKILL                 PA     18324       15,400.00
49    SBC108 800412884  GIRARD CALVIN            87A COOPER STREET             BROOKLYN                 NY     11203      166,500.00
49    SBC108 800418212  HARRELL RACHEL           8202 IRENE STREET             ZEPHYRHILLS              FL     33540       48,450.00
49    SBC108 800418550  BYUN UN YONG             99 RIDGE AVENUE               STATEN ISLAND            NY     10304       94,000.00
49    SBC108 800418980  TSOMPANIDIS WILLIAM J    7421 NEBRASKA AVENUE          NEW PORT RICHEY          FL     34653       77,000.00
49    SBC108 800421562  PERKINS JAMES EDWARD     1541 ISLAND OVERLOOK          MOUNT PLEASANT           SC     29464       42,905.00
49    SBC108 800423220  FRASER WINSTON           932 SOUTHWEST 15TH TERRACE    FT LAUDERDALE            FL     33312       15,000.00
49    SBC108 800428955  HICKMAN LOUIS            3009 NORTHWEST 17TH STREET    OCALA                    FL     34475       27,900.00
49    SBC108 800431074  JENSEN BEVERLY A         4318 LEWIS AVENUE             EUREKA                   CA     95503       19,300.00
49    SBC108 800431223  TARWATER DARIN B         324 DOE RUN CIRCLE            HENDERSON                NV     89012       50,206.00
49    SBC108 800432049  STROBEL LAWRENCE A       921 WEST CURRY STREET         CHANDLER                 AZ     85224       24,330.00
49    SBC108 800432080  ROEDIGER ANNE            993 SCOTT CIRCLE              DECATUR                  GA     30033       22,000.00
49    SBC108 800432742  HAMPTON DONALD E JR      76 HEULITT ROAD               COLTS NECK               NJ     07722       87,000.00
49    SBC108 800443053  OVSIOWITZ LEONARD        3710 CASTLEROCK ROAD          MALIBU                   CA     90265       62,500.00
49    SBC108 800443913  SEYMORE DONALD L         10 NORTH MARKET STREET        BLADES                   DE     19973       52,000.00




                        Cut-off Date      First                                      Original  Current     Scheduled
Pool  Sale                Principal      Payment      Maturity    Rem      Date        LTV     Mortgage     Payment
 ID    ID     Account      Balance         Date         Date      Term      Due       Ratio      Rate      Int & Prin
---------------------------------------------------------------------------------------------------------------------
49    SBC102 800437824     31,084.50     09/15/97     08/15/12   176.45   01/31/00     79.9     14.450        379.60
49    SBC102 800438681     58,000.00     12/17/97     11/17/17   239.54   01/31/00     84.9     13.000        679.51
49    SBC102 800439770     31,000.00     01/01/98     12/01/12   180.00   01/31/00     84.6     11.750        367.08
49    SBC102 800440083    110,000.00     12/17/97     11/17/12   179.54   01/31/00     66.2      9.500        924.94
49    SBC102 800440604     30,000.00     12/11/97     11/11/17   239.34   01/31/00     80.4     11.000        309.66
49    SBC102 800440794     50,000.00     01/01/98     12/01/12   180.00   01/31/00     89.9     11.050        569.87
49    SBC102 800442204     82,500.00     01/01/98     12/01/12   180.00   01/31/00     75.0      9.400        687.69
49    SBC102 800442212     34,260.00     12/17/97     11/17/12   179.54   01/31/00     84.9     10.300        374.47
49    SBC102 800442493     30,000.00     01/01/98     12/01/12   180.00   01/31/00     67.3      9.550        253.35
49    SBC102 800442972     25,900.00     12/11/97     11/11/17   239.34   01/31/00     79.9     12.750        298.84
49    SBC102 800444689     21,695.00     12/17/97     11/17/12   179.54   01/31/00     86.6     11.550        254.13
49    SBC102 800445017    112,524.00     01/01/98     12/01/12   180.00   01/31/00     84.9     12.000      1,157.44
49    SBC102 800445496     20,400.00     12/18/97     11/18/12   179.57   01/31/00     77.4     12.600        252.76
49    SBC102 800445777     31,930.00     12/17/97     11/17/07   119.54   01/31/00     84.9     11.750        453.50
49    SBC102 800446692     35,500.00     01/01/98     12/01/12   180.00   01/31/00     82.9     12.500        378.88
49    SBC102 800447559     52,000.00     12/17/97     11/17/12   179.54   01/31/00     79.9     13.750        605.86
49    SBC102 800451213     27,741.00     01/01/98     12/01/12   180.00   01/31/00     84.7     11.300        320.55
49    SBC102 800451684     33,750.00     12/17/97     11/17/12   179.54   01/31/00     89.9      9.990        295.93
49    SBC102 800452575     57,800.00     12/18/97     11/18/12   179.57   01/31/00     85.0     10.300        631.77
49    SBC102 800454506     66,600.00     12/19/97     11/19/12   179.61   01/31/00     90.0     11.300        769.57
49    SBC102 800455008     30,020.00     12/05/97     11/05/12   179.15   01/31/00     85.0     13.200        383.78
49    SBC102 800455016     28,500.00     12/17/97     11/17/17   239.54   01/31/00     84.8     12.250        318.79
49    SBC102 800455636     32,625.00     12/13/97     11/13/12   179.41   01/31/00     75.0     11.300        376.98
49    SBC102 800459448     17,750.00     12/01/97     11/01/17   239.00   01/31/00     87.7     12.600        202.92
49    SBC102 800459596     10,000.00     12/21/97     11/21/12   179.67   01/31/00     70.8     12.250        121.63
49    SBC102 800460925     24,000.00     12/17/97     11/17/12   179.54   01/31/00     87.5     11.050        273.54
49    SBC102 800461774     33,000.00     12/19/97     11/19/12   179.61   01/31/00     84.0     10.900        373.01
49    SBC102 800461899     25,000.00     01/01/98     12/01/12   180.00   01/31/00     89.9     11.300        243.76
49    SBC102 800462541     13,118.00     12/18/97     11/18/12   179.57   01/31/00     90.0     11.550        153.66
49    SBC102 800464539     20,000.00     01/01/98     12/01/12   180.00   01/31/00     88.8     12.600        215.00
49    SBC102 800466583     27,000.00     01/01/98     12/01/12   180.00   01/31/00     73.0     10.050        290.97
49    SBC102 800466856     46,000.00     12/05/97     11/05/12   179.15   01/31/00     89.2     12.600        494.51
49    SBC102 800468423     30,600.00     11/16/97     10/16/12   178.49   01/31/00     84.8     11.990        367.05
49    SBC108 800329013    211,433.88     10/19/97     09/19/12   177.60   01/31/00     90.0     11.600      2,110.62
49    SBC108 800356990     61,250.00     11/20/97     10/20/12   178.62   01/31/00     85.0     12.790        766.52
49    SBC108 800358848     38,000.00     12/12/97     11/12/12   179.38   01/31/00     75.2     11.800        451.19
49    SBC108 800365124     16,089.41     11/16/97     10/16/17   238.49   01/31/00     71.8     15.150        215.12
49    SBC108 800369530     20,400.00     01/01/98     12/01/12   180.00   01/31/00     79.9     13.600        266.21
49    SBC108 800374266     94,913.84     11/17/97     10/17/17   238.52   01/31/00     74.4     12.800      1,099.49
49    SBC108 800377780     29,750.00     12/19/97     11/19/27   359.61   01/31/00     85.0     12.000        306.01
49    SBC108 800388332     30,500.00     12/01/97     11/01/12   179.00   01/31/00     84.5     13.450        394.97
49    SBC108 800389397     40,000.00     11/08/97     10/08/12   178.22   01/31/00     74.2     12.500        426.90
49    SBC108 800394991     15,950.00     12/10/97     11/10/17   239.31   01/31/00     79.9     12.700        183.47
49    SBC108 800395741     54,400.00     12/25/97     11/25/27   359.80   01/31/00     80.0      8.990        437.32
49    SBC108 800400731     55,400.00     01/01/98     12/01/12   180.00   01/31/00     89.9     11.300        640.15
49    SBC108 800404725     24,000.00     01/01/98     12/01/12   180.00   01/31/00     90.0     11.050        273.54
49    SBC108 800406563     33,000.00     01/01/98     12/01/12   180.00   01/31/00     64.3     11.250        380.27
49    SBC108 800407926     15,400.00     11/27/97     10/27/12   178.85   01/31/00     89.9     11.850        183.34
49    SBC108 800412884    166,500.00     12/03/97     11/03/12   179.08   01/31/00     90.0     11.100      1,598.21
49    SBC108 800418212     48,450.00     12/12/97     11/12/17   239.38   01/31/00     85.0     11.800        526.74
49    SBC108 800418550     94,000.00     12/01/97     11/01/12   179.00   01/31/00     84.9     12.990      1,039.09
49    SBC108 800418980     77,000.00     12/21/97     11/21/27   359.67   01/31/00     70.0      9.200        630.67
49    SBC108 800421562     42,905.00     12/17/97     11/17/07   119.54   01/31/00     89.9     11.990        615.31
49    SBC108 800423220     15,000.00     12/18/97     11/18/12   179.57   01/31/00     59.3     11.100        171.43
49    SBC108 800428955     27,894.91     11/22/97     10/22/17   238.68   01/31/00     90.0     11.900        305.26
49    SBC108 800431074     19,300.00     01/01/98     12/01/12   180.00   01/31/00     84.2     13.000        213.50
49    SBC108 800431223     50,206.00     01/01/98     12/01/12   180.00   01/31/00     90.0     11.300        489.54
49    SBC108 800432049     24,330.00     01/01/98     12/01/12   180.00   01/31/00     85.0     12.000        292.00
49    SBC108 800432080     22,000.00     01/01/98     12/01/12   180.00   01/31/00     86.9     10.900        207.85
49    SBC108 800432742     87,000.00     12/20/97     11/20/12   179.64   01/31/00     80.0     13.100        969.20
49    SBC108 800443053     62,500.00     01/01/98     12/01/12   180.00   01/31/00     84.9     11.900        638.08
49    SBC108 800443913     52,000.00     12/06/97     11/06/17   239.18   01/31/00     79.7     13.900        642.86


                                                                                                                             Page 12
ALLIANCE FUNDING
A division of Superior Bank FSB

                                                Sale Schedule -- Group 1, Sub Pool II
                              1997-4 Class 1 -- Initial of Fixed Rate Mortgages -- Settlement 12/22/97

                                                                                                                          Principal
Pool  Sale                                                                                                     Zip        Balance at
 ID    ID     Account        Name                    Address                       City               State    Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
49    SBC108 800453847  DOYLE STEVEN A           2009 ONTARIO DRIVE            COLORADO SPRINGS         CO     80910       23,513.00
49    SBC108 800455206  RUBENS CHARLES JR        6253 105TH TERRACE NORTH      PINELLAS PARK            FL     33782       12,000.00
49    SBC108 800457822  MAIN WANDA J             2 SILOPANNA COURT             ANNAPOLIS                MD     21403       17,400.00
49    SBC108 800458929  BUFFALO THOMAS           34-21 100TH STREET            CORONA                   NY     11368      208,000.00
49    SBC108 800461949  SHAH SURENDRA R          2207 DOWNEY COURT             SOUTH SAN FRANCISCO      CA     94080       39,500.00
49    SBC108 800463440  BOSTICK WILLIAM E III    906 NORTHWEST 9TH PLACE       MULBERRY                 FL     33860       26,250.00
49    SBC108 800466450  BUNDY ELIZABETH J        8334 95TH AVENUE NORTH        LARGO                    FL     33777       33,600.00
49    SBC108 800471229  JENSEN SHERRI L          8709 WEST 134TH STREET        APPLE VALLEY             MN     55124       25,100.00
49    SBC108 800489544  FELICIANO MACARIO D      906 BROOKLAWN DRIVE           BOULDER                  CO     80303      102,150.00
49    SBC99  800099095  LIAKIOTIS DIMITRIOS      2589 MULBERRY DRIVE SOUTH     CLEARWATER               FL     34621       15,400.00
49    SBC99  800284598  WHITE JANICE             LOT 41 HOPESWAY DRIVE         DUDLEY                   NC     27530       68,850.00
49    SBC99  800290124  HUSS JOHN C JR           115 SILVERDALE DR             ROCHESTER                NY     14609       91,000.00
49    SBC99  800306649  MILLER THOMAS M          RD 1 BOX 22                   PORT ROYAL               PA     17082       12,647.00
49    SBC99  800308231  WONG ALAN CHI LUN        53 BITTERSWEET DRIVE          GALES FERRY              CT     06335       82,800.00
49    SBC99  800312977  PAVLINICH EDWARD P       1319 MARKET STREET            BEAVER                   PA     15009       64,500.00
49    SBC99  800327546  ROSARIO EDUARDO          11-17 SASSAFRAS STREET        PROVIDENCE               RI     02907       72,000.00
49    SBC99  800328072  BENSON ELAINE P          3631 OVERLOOK AVE             YORKTOWN HEIGHTS         NY     10598       37,500.00
49    SBC99  800329427  MIRANDA JAMES            1510 LINDEN LOOP              POCONO SUMMIT            PA     18346       24,000.00
49    SBC99  800337313  VARVEL-BOUVI DONNA G     7555 EBSEN STREET             NORTH FORT MYERS         FL     33907       22,500.00
49    SBC99  800337768  LAING JOHN M             138 WEST PROSPECT STREET      SOUTHHAMPTON             NY     10968      100,000.00
49    SBC99  800338527  SHANNAHAN WILLIAM L III  1323 SWEETBRIAR LANE          BELAIR                   MD     21014       33,900.00
49    SBC99  800338600  CASSETTA DEBORAH A       807 BUGATTI PLACE             MORGAN HILL              CA     95037       54,000.00
49    SBC99  800338873  COMACK GEORGE            1266 EAGLE DRIVE              BURLINGTON               WA     98233       25,000.00
49    SBC99  800339277  ROGERS NORMA H           4010/4020 N LOCKWOOD RIDGE    SARASOTA                 FL     34230       50,000.00
49    SBC99  800341661  COOPER WESLEY            165 STERLING STREET           BROOKLYN                 NY     11225       99,000.00
49    SBC99  800345092  THOMPSON PATRICIA H      3579 MT VERNON DRIVE          EAST POINT               GA     30344       26,000.00
49    SBC99  800345738  CHA CHAE D               3 MANSEL DRIVE                OWINGS MILL              MD     21136       17,500.00
49    SBC99  800351330  SOFTLEIGH GEORGE         356 EAST 96TH STREET          BROOKLYN                 NY     11226       25,000.00
49    SBC99  800353914  BARNES BILLY R           2924 JAY BRIDGE ROAD          DAHLONEGA                GA     30533       20,800.00
49    SBC99  800354581  RULAND EDWARD G          608 KINGWOOD STREET           EASTON                   PA     18042       85,450.00
49    SBC99  800363988  HOPPER KAREN             3101 42ND TERRACE SW          NAPLES                   FL     34116       15,000.00
49    SBC99  800367542  DIJK HENDRIK             97-99/101-103 HUNTER ST       KINGSTON                 NY     12401      102,000.00
49    SBC99  800370389  MCKINNES ROBERT          2020 SOUTHWEST 36TH TERRAC    FT LAUDERDALE            FL     33312       14,250.00
49    SBC99  800370983  GRANIERO DON E           480 EMERALD PARKWAY           SUGAR HILL               GA     30518       42,150.00
49    SBC99  800371163  KLEYNEN NORMAN G         1423 LAKEMONT DRIVE           GRAYSON                  GA     30017       11,000.00
49    SBC99  800371700  MUNOZ DAVID J            1292 WEST CINDY STREET        CHANDLER                 AZ     85224       22,850.00
49    SBC99  800373201  PEMBROKE EDWARD          29 SEWARD LANE                STONY BROOK              NY     11790       27,750.00
49    SBC99  800375099  SPINELLA-CUR SUZANNE     64 BROOKSIDE DRIVE            STAMFORD                 CT     06902       35,000.00
49    SBC99  800378051  FINKBEINER ROBERT W      2492 CHELTENHAN COURT         VIRGINIA BEACH           VA     23454       31,500.00
49    SBC99  800381196  CHEEK TED D              240 REAVIS MOUNTAIN PKWY      BALL GROUND              GA     30107       31,300.00
49    SBC99  800381584  TRIBBLE LEWIS H          1009 BELMONT AVENUE           FAYETTEVILLE             NC     28305       28,900.00
49    SBC99  800381659  KEMP ANNA                33 PULASKI STREET             BROOKLYN                 NY     11206       35,000.00
49    SBC99  800384331  MURRAY CHARLES B         5979 KETCH ROAD               PRINCE FREDERICK         MD     20678       31,300.00
49    SBC99  800385080  WOLPH DOUGLAS W          500 CASCADE DRIVE             SPRINGFIELD              OR     97478       16,183.00
49    SBC99  800385924  JOSEPH LYNETTE           162 HERKIMER ST               BROOKLYN                 NY     11234      102,400.00
49    SBC99  800386468  CASSEL RODERICK M        1083 WEST 1060 NORTH          FARMINGTON               UT     84025       28,797.00
49    SBC99  800387144  WILLIAMSON DANIEL W      256 RIVER RIDGE               CARROLLTON               GA     30117       10,550.00
49    SBC99  800389132  MCKAY WILLIE ALFRED JR   1105 FRIENDLY WOODS ROAD      BLYTHEWOOD               SC     29016       36,000.00
49    SBC99  800389587  SHELDON DANIEL B         2664 MOUNTAIR LANE            GREELEY                  CO     80631       15,666.00
49    SBC99  800389819  MITICH JAMES             8355 VALLEY GREEN             FOGELSVILLE              PA     18051       15,000.00
49    SBC99  800394678  STRICKLAND MICHAEL A     9429 SAULS ROAD               RALEIGH                  NC     27603       68,024.00
49    SBC99  800395113  SEELOCHAN RAYMOND        105-14 91ST STREET            OZONE PARK               NY     11417       18,750.00
49    SBC99  800397754  THOMAS RUSSELL J         621 SOUTHWEST 8TH TERRACE     CAPE CORAL               FL     33991       37,150.00
49    SBC99  800397846  DERITIS ANTHONY J        16410 SAN CARLOS BLVD #485    FORT MYERS               FL     33908       32,300.00
49    SBC99  800398950  BURTON ALBERT T          80 BURTON DRIVE               IVA                      SC     29665       48,600.00
49    SBC99  800399412  GORMLEY EDWARD P         6338 S POWDERHORN ROAD        MECHANICSBURG            PA     17055       32,700.00
49    SBC99  800401523  CHAPPELL JAMES           1707 UNDERCLIFF AVENUE        BRONX                    NY     10453       24,500.00
49    SBC99  800404402  HANSEN BRAD H            6551 SOUTH LOTUS WAY          WEST JORDAN              UT     84084       52,100.00
49    SBC99  800406027  GIBBS ROBERT JR          482 MOUNTAIN PARK TRAIL       STONE MOUNTAIN           GA     30087       15,800.00
49    SBC99  800407504  LEBRON EDUARDO           1114 WEST GLORIA STREET       AVON PARK                FL     33825       32,250.00
49    SBC99  800407702  LESLIE DAVID R           12426 PARKWOOD STREET         HUDSON                   FL     34669       10,223.00
49    SBC99  800408262  BAKER CAROLINE           1417 LUZERNE STREET           READING                  PA     19601       35,800.00




                        Cut-off Date      First                                      Original  Current     Scheduled
Pool  Sale                Principal      Payment      Maturity    Rem      Date        LTV     Mortgage     Payment
 ID    ID     Account      Balance         Date         Date      Term      Due       Ratio      Rate      Int & Prin
---------------------------------------------------------------------------------------------------------------------
49    SBC108 800453847     23,513.00     01/01/98     12/01/12   180.00   01/31/00     89.5     10.800        264.30
49    SBC108 800455206     12,000.00     12/24/97     11/24/12   179.77   01/31/00     84.3     11.550        140.56
49    SBC108 800457822     17,400.00     12/24/97     11/24/12   179.77   01/31/00     90.0     11.050        198.31
49    SBC108 800458929    208,000.00     12/12/97     11/12/12   179.38   01/31/00     80.0     13.750      2,423.43
49    SBC108 800461949     39,500.00     01/01/98     12/01/12   180.00   01/31/00     85.0     12.250        480.44
49    SBC108 800463440     26,250.00     12/18/97     11/18/12   179.57   01/31/00     75.0     13.150        334.72
49    SBC108 800466450     33,600.00     12/24/97     11/24/17   239.77   01/31/00     70.0      8.900        300.15
49    SBC108 800471229     25,100.00     12/26/97     11/26/12   179.84   01/31/00     89.9     10.900        283.71
49    SBC108 800489544    102,150.00     01/01/98     12/01/12   180.00   01/31/00     84.9      9.400      1,060.52
49    SBC99  800099095     15,160.94     06/09/97     05/09/12   173.23   01/31/00     64.9     11.500        179.90
49    SBC99  800284598     68,850.00     12/01/97     11/01/17   239.00   01/31/00     85.0     12.650        789.52
49    SBC99  800290124     90,662.33     11/01/97     10/01/17   238.00   01/31/00     85.7     11.350        961.06
49    SBC99  800306649     12,553.23     10/26/97     09/26/07   117.83   01/31/00     89.9     12.450        184.76
49    SBC99  800308231     82,780.85     10/10/97     09/10/12   177.30   01/31/00     84.9     12.950        912.70
49    SBC99  800312977     64,500.00     12/01/97     11/01/12   179.00   01/31/00     75.0     11.750        763.76
49    SBC99  800327546     72,000.00     12/06/97     11/06/12   179.18   01/31/00     90.0     10.250        645.19
49    SBC99  800328072     37,500.00     11/28/97     10/28/12   178.88   01/31/00     68.3     12.500        400.22
49    SBC99  800329427     23,851.76     12/03/97     11/03/12   179.08   01/31/00     84.1     12.600        297.37
49    SBC99  800337313     22,455.60     10/17/97     09/17/12   177.53   01/31/00     75.0     12.300        274.40
49    SBC99  800337768    100,000.00     11/22/97     10/22/12   178.68   01/31/00     79.7     11.400        982.67
49    SBC99  800338527     33,900.00     11/01/97     10/01/17   238.00   01/31/00     84.8     12.800        392.34
49    SBC99  800338600     54,000.00     11/01/97     10/01/12   178.00   01/31/00     84.9     12.200        563.78
49    SBC99  800338873     25,000.00     12/01/97     11/01/12   179.00   01/31/00     78.3     10.400        274.80
49    SBC99  800339277     49,734.38     10/23/97     09/23/27   357.73   01/31/00     58.8     10.800        468.63
49    SBC99  800341661     98,927.72     10/11/97     09/11/27   357.34   01/31/00     60.0     15.500      1,291.47
49    SBC99  800345092     25,929.69     11/20/97     10/20/12   178.62   01/31/00     81.6     12.950        286.60
49    SBC99  800345738     17,442.16     10/26/97     09/26/12   177.83   01/31/00     78.5     13.400        226.04
49    SBC99  800351330     24,663.61     12/01/97     11/01/12   179.00   01/31/00     11.3     11.450        246.62
49    SBC99  800353914     20,764.73     10/12/97     09/12/12   177.37   01/31/00     65.0     12.550        257.04
49    SBC99  800354581     85,450.00     10/08/97     09/08/12   177.24   01/31/00     65.9     11.750        862.54
49    SBC99  800363988     14,855.23     11/28/97     10/28/12   178.88   01/31/00     46.2     13.990        199.66
49    SBC99  800367542    102,000.00     11/27/97     10/27/27   358.85   01/31/00     85.0      8.900        813.39
49    SBC99  800370389     14,249.57     11/01/97     10/01/12   178.00   01/31/00     84.7     12.400        174.71
49    SBC99  800370983     42,030.82     11/21/97     10/21/12   178.65   01/31/00     85.0     11.750        499.11
49    SBC99  800371163     11,000.00     12/01/97     11/01/12   179.00   01/31/00     90.0     11.300        127.11
49    SBC99  800371700     22,832.82     11/07/97     10/07/17   238.19   01/31/00     87.7     12.450        258.80
49    SBC99  800373201     27,750.00     11/21/97     10/21/12   178.65   01/31/00     85.0     13.500        317.85
49    SBC99  800375099     34,943.69     10/17/97     09/17/17   237.53   01/31/00     79.9     12.250        391.50
49    SBC99  800378051     31,496.94     11/24/97     10/24/12   178.75   01/31/00     82.9     13.300        404.79
49    SBC99  800381196     31,279.74     11/01/97     10/01/12   178.00   01/31/00     89.9     12.600        336.49
49    SBC99  800381584     28,881.16     11/22/97     10/22/12   178.68   01/31/00     87.7     11.050        329.38
49    SBC99  800381659     35,000.00     12/03/97     11/03/12   179.08   01/31/00     45.8     11.250        403.32
49    SBC99  800384331     31,300.00     12/01/97     11/01/12   179.00   01/31/00     84.9     12.000        375.65
49    SBC99  800385080     16,121.50     12/01/97     11/01/12   179.00   01/31/00     85.0     11.600        190.08
49    SBC99  800385924    102,311.03     08/01/97     07/01/27   355.00   01/31/00     80.0     11.990      1,052.51
49    SBC99  800386468     28,797.00     12/01/97     11/01/12   179.00   01/31/00     89.2     11.400        282.98
49    SBC99  800387144     10,550.00     12/01/97     11/01/12   179.00   01/31/00     89.9     11.300        121.91
49    SBC99  800389132     36,000.00     11/27/97     10/27/12   178.85   01/31/00     80.0     10.650        401.30
49    SBC99  800389587     15,666.00     12/01/97     11/01/12   179.00   01/31/00     89.9     11.400        182.01
49    SBC99  800389819     14,835.77     11/01/97     10/01/07   118.00   01/31/00     84.0     12.100        216.08
49    SBC99  800394678     68,024.00     11/30/97     10/30/12   178.95   01/31/00     89.9     11.550        796.81
49    SBC99  800395113     18,653.96     11/24/97     10/24/12   178.75   01/31/00     89.9     12.350        229.27
49    SBC99  800397754     37,150.00     12/01/97     11/01/12   179.00   01/31/00     79.9     10.990        422.01
49    SBC99  800397846     32,221.03     11/23/97     10/23/12   178.72   01/31/00     85.0     12.150        390.78
49    SBC99  800398950     48,546.86     11/14/97     10/14/17   238.42   01/31/00     90.0     12.450        550.46
49    SBC99  800399412     32,700.00     11/03/97     10/03/12   178.06   01/31/00     90.0     11.300        318.84
49    SBC99  800401523     24,405.98     12/01/97     11/01/12   179.00   01/31/00     89.8     10.900        276.93
49    SBC99  800404402     52,028.23     11/20/97     10/20/12   178.62   01/31/00     84.9     12.450        640.45
49    SBC99  800406027     15,800.00     11/28/97     10/28/12   178.88   01/31/00     76.9     13.500        180.98
49    SBC99  800407504     32,250.00     12/01/97     11/01/17   239.00   01/31/00     75.0     13.000        377.83
49    SBC99  800407702     10,223.00     12/01/97     11/01/12   179.00   01/31/00     85.0     11.750        121.05
49    SBC99  800408262     35,800.00     12/01/97     11/01/12   179.00   01/31/00     84.4     10.650        399.07


                                                                                                                             Page 13
ALLIANCE FUNDING
A division of Superior Bank FSB

                                                Sale Schedule -- Group 1, Sub Pool II
                              1997-4 Class 1 -- Initial of Fixed Rate Mortgages -- Settlement 12/22/97

                                                                                                                          Principal
Pool  Sale                                                                                                     Zip        Balance at
 ID    ID     Account        Name                    Address                       City               State    Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
49    SBC99  800408379  SPRINGER KAREN E         452 SOUTH MARYFIELD DRIVE     SALT LAKE CITY           UT     84108      100,000.00
49    SBC99  800409427  HOOVER PHILLIP C         4504 WEST MARDI GRAS LANE     WEST JORDAN              UT     84088       26,640.00
49    SBC99  800409567  CRIHFIELD PAUL R         6450 WEST 108TH PLACE         WESTMINSTER              CO     80020       37,821.00
49    SBC99  800409849  HARRIS EDWARD J          18137 NICKS DRIVE             SPRING HILL              FL     34610       26,400.00
49    SBC99  800410144  BINGHAM BRAD B           2968 NORTH 1350 EAST          NORTH OGDEN              UT     84414       46,500.00
49    SBC99  800410417  GAMANGASSO ANTHONY W     6939 SOUTH MULLIEN DRIVE      WEST JORDAN              UT     84084       26,579.00
49    SBC99  800410607  STULLER JANE H           2458 GOLF LINKS CIRCLE        SANTA CLARA              CA     95050       91,400.00
49    SBC99  800411084  TRUE ARTHUR W            3057 NORTH 89TH AVENUE        PHOENIX                  AZ     85037       11,325.00
49    SBC99  800411324  MOSKOWITZ MARY JANE      8814 WEST QUARTO AVENUE       LITTLETON                CO     80128       39,500.00
49    SBC99  800411373  ROBINSON THEODORE M JR   514-16 E KING STREET          LANCASTER                PA     17602       58,800.00
49    SBC99  800412124  HAMPTON FRED             2616 EAST MONTE CRISTO AVE    PHOENIX                  AZ     85032       51,800.00
49    SBC99  800413866  RIVERA FRANK             47 GLADYS AVE                 HEMPSTEAD                NY     11550       30,100.00
49    SBC99  800414377  WILSON CATHERINE A       8140 43RD STREET NORTH        PINELLAS PARK            FL     33781       21,500.00
49    SBC99  800414401  DYER TRUDY C             1427 BROWNING STREET          CLEARWATER               FL     33765       16,400.00
49    SBC99  800415754  WALLICK NICHOLAS         2 HEMLOCK DRIVE               POTTSVILLE               PA     17901       30,000.00
49    SBC99  800417107  HENLINE TIMOTHY          10919 PINTO DRIVE             HUDSON                   FL     34669       35,000.00
49    SBC99  800417354  DOIG SUSAN T             10052 WADDELL STREET          NEW PORT RICHEY          FL     34654       27,750.00
49    SBC99  800418022  PEREZ JOSE ANTONIO       1106 CHRISTIAN TERRACE        IMMOKALEE                FL     34142       30,000.00
49    SBC99  800418220  POMPEY LINDA C           4575 OLD BELEWS CREEK ROAD    WINSTON SALEM            NC     27101       33,400.00
49    SBC99  800418717  ROWLEY RONALD K          3832 SOUTH 6250 WEST          WEST VALLEY CITY         UT     84128       14,000.00
49    SBC99  800418733  VENTRICE JOHN M          4028 HEYWOOD RD               SEAFORD                  NY     11783       20,700.00
49    SBC99  800419400  ANDERSON MINNIE          2304 BEECHER CIRCLE           ATLANTA                  GA     30311       64,000.00
49    SBC99  800420416  SHEPPARD TONNIE          163 LEXINGTON AVE             BROOKLYN                 NY     11216       25,000.00
49    SBC99  800421281  NORTON WILLIAM E         65 GREEN TREE DRIVE SOUTH     HYDE PARK                NY     12538       40,000.00
49    SBC99  800422750  ROMO DANIEL E            2600 COLONADE AVENUE          NORTH PORT               FL     34286       12,000.00
49    SBC99  800422867  RUSSELL HEADLEY          1231 HARROD AVENUE            BRONX                    NY     10472      207,000.00
49    SBC99  800423436  FRIEND WILLIAM S         376 DEMOTT AVENUE             ROCKVILLE CENTRE         NY     11570      167,000.00
49    SBC99  800423592  HICKS WILLIAM SHERMAN    13407 NORTH 75TH STREET       LONGMONT                 CO     80503       46,750.00
49    SBC99  800426967  RUBIN RON J              943 24TH AVENUE               SEATTLE                  WA     98122       82,500.00
49    SBC99  800429680  BUXIN LINDA K            1157 LOVELY LANE              NORTH FORT MYERS         FL     33903       15,000.00
49    SBC99  800431041  CUTLER PHILIP D          646 NORTH 400 WEST            BRIGHAM CITY             UT     84302       18,556.00
49    SBC99  800432262  HARPER JAMES LEROY       433 HIGHFIELD AVENUE          CANONSBURG               PA     15317       40,800.00
49    SBC99  800432700  BERG GERALD RAY          4743 SOUTH GLENCREST LANE     MURRAY                   UT     84107       90,000.00
49    SBC99  800432841  KEOPRADITH BOUASY        5269 100TH AVENUE NORTH       PINELLAS PARK            FL     33782       28,500.00
49    SBC99  800435125  THOMPSON JEFFREY R       3747 NEW BRIGHTON ROAD        ARDEN HILLS              MN     55112       11,729.00
49    SBC99  800435620  AMBROSIO JOSEPH          18 WORTENDYKE AVENUE          EMERSON                  NJ     07630      117,700.00
49    SBC99  800436990  MORAN SONNY R            517 LAKEVIEW DRIVE            OLDSMAR                  FL     34677       28,300.00
49    SBC99  800437006  ROGY RONALD R            411 88TH AVENUE NORTH         ST PETERSBURG BEACH      FL     33706       12,000.00
49    SBC99  800437519  WHITAKER E E             131 NORTHDALE ROAD            LAWRENCEVILLE            GA     30045      210,000.00
49    SBC99  800444879  HALL KELLI               1715 SOUTH HERVEY STREET      BOISE                    ID     83705       15,500.00
49    SBC99  800448599  TAYLOR NORMAN            412 KIER STREET               KINGMAN                  AZ     86401       45,450.00
49    SBCL26 661455345  EFRAIN SUAREZ            2127 THIRD AVE                NEW YORK                 NY     10001      100,000.00
49    SBCL26 661485144  MCCALLUM CYNTHIA         443 EAST 96TH STREET          BROOKLYN                 NY     11212      124,500.00
49    SBCL26 661510255  DELEON VICTOR            600 MACE AVENUE               BRONX                    NY     10467      191,750.00
49    SBCL26 661520577  STERN CHARLES D          211 AKA 203 MILBURN STREET    ROCHESTER                NY     14607      105,000.00
49    SBCL26 661538421  SANCHEZ CARLOS JR        99-101 SOUTH OXFORD STREET    BROOKLYN                 NY     11238      450,000.00
49    SBCL26 661545350  DONZELLA GIOVANNI        349 21ST AVENUE               PATERSON                 NJ     07501      115,500.00
49    SBCL26 661552653  TRAN DUYEN               679 SOUTH FEDERAL BLVD        DENVER                   CO     80219      115,000.00
49    SBCL26 661556662  LOWE SHARON              426 JEFFERSON AVENUE          BROOKLYN                 NY     11221      165,500.00
49    SBCL26 661556720  421 CHURCH A VENUE CORP  415-421 CHURCH AVE            BROOKLYN                 NY     11218      168,000.00
49    SBCL26 661561043  AQUART MICHAEL           1738 WEEKS AVENUE             BRONX                    NY     10457      100,000.00
49    SBCL26 661562686  PERDUE SCOTT N           513-517 CHESTNUT STREET       MANCHESTER               NH     03101       84,700.00
49    SBCL26 661563379  GURNETT CLAYTON R JR     9-11 EAST PARMETER STREET     NEWBURGH                 NY     12550      135,000.00
49    SBCL26 661565689  OCCHIPINTI MARY          1420-22 W CARMEN STREET       CHICAGO                  IL     60610      253,000.00
49    SBCL26 661579029  VTC ENTERPRI SES INC     7600 SOUTH ABERDEEN           CHICAGO                  IL     60620      245,000.00
49    SBCL27 661452607  THOMAS JANICE L          2918 P STREET SE              WASHINGTON               DC     20020       88,700.00
49    SBCL27 661506956  VASQUEZ NESTOR           268 JAMAICA AVENUE            BROOKLYN                 NY     11207       95,000.00
49    SBCL27 661521294  RUND CHERYL L            127-131 RAILROAD STREET       ROCHESTER                NY     14609      122,000.00
49    SBCL27 661534727  BRANCH BRENDA J          16404 EUCLID AVE              CLEVELAND                OH     44112      165,000.00
49    SBCL27 661534800  BRANDT RICHARD F         1175 BROAD STREET             SHREWSBURY               NJ     07702      143,000.00
49    SBCL27 661536011  GENOVESE LOUIS G         262-266 NORTH WINTON ROAD     ROCHESTER                NY     14610      129,500.00
49    SBCL27 661545343  DONZELLA GIOVANNI        54-60 PLUM STREET             PATERSON                 NJ     07501      252,000.00




                        Cut-off Date      First                                      Original  Current     Scheduled
Pool  Sale                Principal      Payment      Maturity    Rem      Date        LTV     Mortgage     Payment
 ID    ID     Account      Balance         Date         Date      Term      Due       Ratio      Rate      Int & Prin
---------------------------------------------------------------------------------------------------------------------
49    SBC99  800408379    100,000.00     01/01/98     12/01/12   180.00   01/31/00     75.0     11.600      1,174.55
49    SBC99  800409427     26,640.00     12/01/97     11/01/12   179.00   01/31/00     90.0     11.550        312.05
49    SBC99  800409567     37,821.00     12/01/97     11/01/12   179.00   01/31/00     79.9     12.500        466.15
49    SBC99  800409849     26,400.00     12/01/97     11/01/12   179.00   01/31/00     80.0     10.900        298.41
49    SBC99  800410144     46,500.00     11/28/97     10/28/17   238.88   01/31/00     84.2     13.200        551.42
49    SBC99  800410417     26,579.00     11/01/97     10/01/17   238.00   01/31/00     79.9     15.000        349.99
49    SBC99  800410607     91,400.00     12/01/97     11/01/12   179.00   01/31/00     89.9     12.100        947.19
49    SBC99  800411084     11,325.00     12/01/97     11/01/17   239.00   01/31/00     84.6     12.400        127.87
49    SBC99  800411324     39,500.00     12/01/97     11/01/12   179.00   01/31/00     83.9     12.000        474.07
49    SBC99  800411373     58,800.00     12/01/97     11/01/12   179.00   01/31/00     70.0     10.150        637.27
49    SBC99  800412124     51,800.00     12/01/97     11/01/12   179.00   01/31/00     70.0     10.450        471.90
49    SBC99  800413866     30,100.00     11/23/97     10/23/12   178.72   01/31/00     69.9     11.800        304.99
49    SBC99  800414377     21,422.82     12/01/97     11/01/17   239.00   01/31/00     79.1     13.750        263.46
49    SBC99  800414401     16,400.00     12/01/97     11/01/12   179.00   01/31/00     79.1     12.350        200.54
49    SBC99  800415754     30,000.00     12/03/97     11/03/17   239.08   01/31/00     83.0     11.500        319.93
49    SBC99  800417107     35,000.00     12/01/97     11/01/12   179.00   01/31/00     69.3     10.800        393.42
49    SBC99  800417354     27,750.00     11/23/97     10/23/12   178.72   01/31/00     75.0     12.300        338.42
49    SBC99  800418022     30,000.00     12/01/97     11/01/12   179.00   01/31/00     62.5     11.250        345.70
49    SBC99  800418220     33,400.00     12/03/97     11/03/12   179.08   01/31/00     89.4     11.250        384.88
49    SBC99  800418717     13,896.42     11/21/97     10/21/12   178.65   01/31/00     84.5     12.000        168.02
49    SBC99  800418733     20,700.00     11/27/97     10/27/12   178.85   01/31/00     83.9     11.050        235.93
49    SBC99  800419400     63,773.64     12/01/97     11/01/12   179.00   01/31/00     80.0      8.650        635.87
49    SBC99  800420416     25,000.00     12/01/97     11/01/12   179.00   01/31/00     84.1     12.500        266.81
49    SBC99  800421281     40,000.00     12/03/97     11/03/17   239.08   01/31/00     89.8     11.050        414.24
49    SBC99  800422750     12,000.00     12/01/97     11/01/12   179.00   01/31/00     89.9     11.650        141.33
49    SBC99  800422867    207,000.00     11/27/97     10/27/12   178.85   01/31/00     90.0     12.200      2,161.15
49    SBC99  800423436    167,000.00     11/28/97     10/28/12   178.88   01/31/00     79.1     12.500      1,782.32
49    SBC99  800423592     46,750.00     12/01/97     11/01/12   179.00   01/31/00     85.0     12.500        498.94
49    SBC99  800426967     82,500.00     12/01/97     11/01/12   179.00   01/31/00     79.6      9.900        717.91
49    SBC99  800429680     15,000.00     12/01/97     11/01/12   179.00   01/31/00     84.4     11.300        173.33
49    SBC99  800431041     18,554.18     11/15/97     10/15/12   178.45   01/31/00     84.8     12.200        225.10
49    SBC99  800432262     40,800.00     12/03/97     11/03/17   239.08   01/31/00     84.9     10.300        401.87
49    SBC99  800432700     90,000.00     12/01/97     11/01/12   179.00   01/31/00     90.0     11.550      1,054.23
49    SBC99  800432841     28,500.00     12/01/97     11/01/07   119.00   01/31/00     78.2     10.250        380.59
49    SBC99  800435125     11,729.00     12/01/97     11/01/12   179.00   01/31/00     80.0     13.750        154.23
49    SBC99  800435620    117,692.08     11/28/97     10/28/12   178.88   01/31/00     79.7     12.350      1,242.48
49    SBC99  800436990     28,300.00     12/01/97     11/01/12   179.00   01/31/00     84.3     11.950        338.74
49    SBC99  800437006     12,000.00     12/01/97     11/01/17   239.00   01/31/00     78.8     12.850        139.31
49    SBC99  800437519    209,771.47     12/01/97     11/01/27   359.00   01/31/00     70.0     10.750      1,960.31
49    SBC99  800444879     15,500.00     12/01/97     11/01/12   179.00   01/31/00     85.0     12.500        165.42
49    SBC99  800448599     45,450.00     12/01/97     11/01/12   179.00   01/31/00     69.9      9.850        393.83
49    SBCL26 661455345     99,935.02     10/01/97     09/01/22   297.00   01/31/00     50.0     14.750      1,261.46
49    SBCL26 661485144    124,465.46     10/01/97     09/01/27   357.00   01/31/00     52.9     15.200      1,594.16
49    SBCL26 661510255    191,419.27     11/01/97     10/01/12   178.00   01/31/00     65.0     13.550      2,495.91
49    SBCL26 661520577    104,540.32     10/01/97     09/01/12   177.00   01/31/00     58.3     11.100      1,200.03
49    SBCL26 661538421    450,000.00     12/01/97     11/01/12   179.00   01/31/00     75.0     10.700      5,030.24
49    SBCL26 661545350    115,462.68     11/01/97     10/01/27   358.00   01/31/00     70.0     11.450      1,139.38
49    SBCL26 661552653    114,882.97     12/01/97     11/01/17   239.00   01/31/00     63.8     11.950      1,262.24
49    SBCL26 661556662    165,438.61     11/01/97     10/01/27   358.00   01/31/00     73.5     12.500      1,766.31
49    SBCL26 661556720    167,685.45     11/01/97     10/01/12   178.00   01/31/00     56.9     12.700      2,092.55
49    SBCL26 661561043     99,854.08     11/01/97     10/01/12   178.00   01/31/00     50.0     15.250      1,416.75
49    SBCL26 661562686     84,515.46     11/01/97     10/01/12   178.00   01/31/00     70.0     11.100        968.02
49    SBCL26 661563379    134,898.40     11/01/97     10/01/17   238.00   01/31/00     60.0     14.150      1,693.48
49    SBCL26 661565689    252,471.56     11/01/97     10/01/12   178.00   01/31/00     64.0     11.550      2,963.57
49    SBCL26 661579029    245,000.00     12/01/97     11/01/12   179.00   01/31/00     70.0     12.500      3,019.68
49    SBCL27 661452607     87,928.74     07/01/97     06/01/12   174.00   01/31/00     54.9     13.700      1,163.43
49    SBCL27 661506956     95,000.00     12/01/97     11/01/27   359.00   01/31/00     73.0     11.450        937.15
49    SBCL27 661521294    121,729.64     10/01/97     09/01/17   237.00   01/31/00     54.2     11.350      1,288.46
49    SBCL27 661534727    164,435.86     10/01/97     09/01/12   177.00   01/31/00     50.0     13.700      2,164.22
49    SBCL27 661534800    142,722.84     11/01/97     10/01/17   238.00   01/31/00     63.5     12.350      1,609.58
49    SBCL27 661536011    128,933.07     11/01/97     10/01/12   178.00   01/31/00     70.0     11.100      1,480.04
49    SBCL27 661545343    251,918.57     11/01/97     10/01/27   358.00   01/31/00     70.0     11.450      2,485.93


                                                                                                                             Page 14
ALLIANCE FUNDING
A division of Superior Bank FSB

                                                Sale Schedule -- Group 1, Sub Pool II
                              1997-4 Class 1 -- Initial of Fixed Rate Mortgages -- Settlement 12/22/97

                                                                                                                          Principal
Pool  Sale                                                                                                     Zip        Balance at
 ID    ID     Account        Name                    Address                       City               State    Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
49    SBCL27    661547141  BOCCIA GIUSEPPE          318 MARTIN LUTHER KING DR     JERSEY CITY          NJ     07305      101,500.00
49    SBCL27    661554113  KIM SANG SU              113-13 17 19 SUTPHIN BLVD     JAMAICA              NY     11433      521,500.00
49    SBCL27    661562561  GREEN RICHARD E          40 COMMERCE STREET #3         HARRINGTON           DE     19952      160,000.00
49    SBCL27    661565788  BELIZAIRE JEAN CLAUDE    1333 BLUE HILL AVENUE         MATTAPAN             MA     02126      175,000.00
49    SBCL27    661565820  AL-UQDAH NAEEM RASHAD    380 MARCUS GARVEY BLVD        BROOKLYN             NY     11221      200,000.00
49    SBCL27    661568949  WILLIAMS LAURA L         634-636 E 44TH ST             CHICAGO              IL     60615      123,700.00
49    SBCL27    661573139  MORREALE JOSEPH          1472 HERTEL AVENUE            BUFFALO              NY     14216      110,000.00
49    SBCL27    661574145  THOMAS JOHN E            358 MAIN MALL                 POUGHKEEPSIE         NY     12601      112,000.00
49    SBCL27    661577759  DONZELLA GIOVANNI        296 GRAND ST                  PATERSON             NJ     07501       91,000.00
49    SBCL27    661578989  PERDUE SCOTT N           205-213 PINE STREET           MANCHESTER           NH     03103      265,000.00
49    SBCL27    661587378  SOTO RUBEN               116-18 N GENESEE ST           WAUKEGAN             IL     60018      130,000.00
49    SBCL27    661589945  RINELLA VIOLET           718 WEST 31ST STREET          CHICAGO              IL     60616       80,300.00
49    SBCLNF    661514596  MARQUEZ MANUEL           50-52 MARTIN LUTHER KING D    JERSEY CITY          NJ     07087      175,000.00
49    SBCLNF    661523126  LESHAJ & SON S INC       6255 BROADWAY                 BRONX                NY     10471      120,000.00
49    SBCLNF    661534412  OWUSU-AFRIYI KWASI       106 PENNSYLVANIA AVE          BROOKLYN             NY     11207       97,500.00
49    SBCLNF    661554188  TAGLIARINO EDWARD A      51 55 56-60 WASHINGTON ST     LOCKPORT             NY     14094      300,000.00
49    SBCLNF    661557231  KIA HOSSEIN M            236 ROOSEVELT DRIVE           MONROE               CT     06468      135,000.00
49    SBCLNF    661558023  CAMULAIRE ARNOLD         3020 AVENUE D                 BROOKLYN             NY     10475      245,000.00
49    SBCLNF    661558635  DAVIS HOWARD L           101 EAST LAFAYETTE AVE        SYRACUSE             NY     13205      170,000.00
49    SBCLNF    661560086  PATERSON ISL AMIC MISSI  438 UNION AVENUE              PATERSON             NJ     07522       78,000.00
49    SBCLNF    661563320  ANKYT REALTY  CORP       273-275 PAULISON STREET       PASSAIC              NJ     07055      277,500.00
49    SBCLNF    661574046  JACKSON EILEEN           184 SIGOURNEY STREET          HARTFORD             CT     06101      269,500.00
49    SBCLNF    661580050  1299 EASTERN  PARKWAY    1299 EASTERN PARKWAY          BROOKLYN             NY     11210      430,000.00
49    SBCLNF    661586537  GORDON SONIA W           10 WALNUT STREET &            NEW BRITAIN          CT     06050      250,000.00
49    SBCLNF    661586545  GORDON SONIA W           27-31 GLEN STREET             NEW BRITAIN          CT     06050      210,000.00
49    SBCLNF    661586552  GORDON SONIA W           1 HUNTINGTON STREET           HARTFORD             CT     06105      175,000.00
49    SBCLNF    661595645  1661 PITKIN AVENUE CORP  952 A FLATBUSH AVENUE &       BROOKLYN             NY     11229      499,500.00
49    SBCLNF    661596445  YVON PIERRE              343 LINDEN STREET             BROOKLYN             NY     11230      237,500.00
49    SBCLNF    661606160  JACKSON SYLVESTER        55 TILLINGHAST STREET         NEWARK               NJ     07108       63,000.00
49    SUPER FIX 800357600  HUSTED MARK D            11 JOHN STREET                STONY POINT          NY     10980       33,533.00
49    SUPER FIX 800376337  LYLES PRISCILLA          6904 REINDEER ROAD            TAMPA                FL     33619       16,500.00
49    SUPER FIX 800394876  ABUNDO VALENTIN          2816 11TH STREET COURT EAS    BRADENTON            FL     34208       22,500.00
49    SUPER FIX 800395469  WHEADON DAVID            3293 WEST 11975 SOUTH         RIVERTON             UT     84065       20,000.00
49    SUPER FIX 800407751  DUE THOMAS H             671 66TH AVENUE SOUTH         ST PETERSBURG        FL     33705       73,500.00
49    SUPER FIX 800410383  WOLF DOUGLAS             844 S RIVER ROAD              HALIFAX              PA     17032       20,000.00
49    SUPER FIX 800419947  BELLE CLARA              146-12 105TH AVENUE           JAMAICA              NY     11435       73,500.00
49    SUPER FIX 800421984  SNOKE DONALD E II        159 BEETEM HOLLOW ROAD        NEWVILLE             PA     17241       70,000.00
49    SUPER FIX 800422065  MOSLEY BILLY G           117 SASAFRASS DRIVE           MIDDLETOWN           DE     19709       42,735.00
49    SUPER FIX 800424731  TESHEIRA CHARLES         430 HART STREET               BROOKLYN             NY     11221      125,000.00
49    SUPER FIX 800427213  SMINKEY THOMAS R         301 BUTLER ROAD               SPRINGFIELD          PA     19064       22,000.00
49    SUPER FIX 800430530  ZARO MARGARITA           3432 GATES PLACE              BRONX                NY     10467      116,500.00
49    SUPER FIX 800434714  MONTE ROBERT A           5021 BRIDGEPORT DRIVE         SAFETY HARBOR        FL     34695       30,200.00
49    SUPER FIX 800435109  JOHNSON HAROLD CORNELL   4304 MESSICK ROAD             RHODESDALE           MD     21659       22,500.00
49    SUPER FIX 800438194  WHITSON JOHN A           445 SOUTH LINDSEY STREET      CASTLE ROCK          CO     80104       24,140.00
49    SUPER FIX 800439192  GOGNO FRANK J            218 BRIER CITY ROAD           POTTSVILLE           PA     17901       73,250.00
49    SUPER FIX 800444507  MATTHEWS MICHAEL G       20 RIVER ROAD                 TUXEDO PARK          NY     10987       25,000.00
49    SUPER FIX 800450991  RUDLOFF DEKE J           1929 BURLINGTON AVENUE NOR    ST PETERSBURG        FL     33713       52,000.00
49    SUPER FIX 800451304  SLUSSER LEONARD KIMBALL  2448 EAST MELONY DRIVE        SALT LAKE CITY       UT     84124       52,000.00
49    SUPER FIX 800451973  MEYER JOANNE             3715 SARAH DRIVE              WANTAGH              NY     11793       40,500.00
49    SUPER FIX 800462988  CONTI STEPHEN J          51 SENECA STREET              STATEN ISLAND        NY     10310       15,000.00
49    SUPER FIX 800467441  MATTESON MARY E          3838 SOUTH GOLDEN COURT       DENVER               CO     80235       47,000.00
                      ----------------------------                                                                    -------------
                      857  Sale Total                                                                                 47,013,703.00

50    MLC700    800183972  BASTIAN DONALD R         37 GARLAND LN                 WILLINGBORO          NJ     08046       19,214.00
50    MLC700    800261307  GIANAKOS GEORGE          21 HICKORY LANE               WATERFORD            CT     06385       19,900.00
50    MLC700    800277048  BARRY MARK T             5 HOMESTEAD RD                SEA GIRT             NJ     08750       40,000.00
50    MLC700    800291924  MULLIN RICHARD J         1430 EAGLE WAY                PARK CITY            UT     84060      175,000.00
50    MLC700    800304602  ALLEN JAMES F            9844 MIRAMAR STREET           NEW PORT RICHEY      FL     34654       35,400.00
50    MLC700    800306821  OSTERLUND JAN A          1515 SLATE HILL ROAD          CAMP HILL            PA     17011       68,700.00
50    MLC700    800307258  HALOTA STEVEN BROOKS     14640 SENECA RD               DARNESTOWN           MD     20874       58,350.00
50    MLC700    800313892  BARRON-AGUIR TRANQUILIN  780 SOUTH DALE COURT          DENVER               CO     80219       22,464.00
50    MLC700    800314049  KRAUSE BRIAN L           38 CORN PLANTER ROAD          WILLOW STREET        PA     17584       44,000.00




                            Cut-off Date      First                                      Original  Current     Scheduled
Pool  Sale                    Principal      Payment      Maturity    Rem      Date        LTV     Mortgage     Payment
 ID    ID        Account       Balance         Date         Date      Term      Due       Ratio      Rate      Int & Prin
----------------------------------------------------------------------------------------------------------------------
49    SBCL27    661547141     101,500.00     12/01/97     11/01/12   179.00   01/31/00     70.0     11.100      1,160.03
49    SBCL27    661554113     521,500.00     12/01/97     11/01/17   239.00   01/31/00     70.0     11.000      5,382.86
49    SBCL27    661562561     160,000.00     12/01/97     11/01/27   359.00   01/31/00     74.4     11.450      1,578.37
49    SBCL27    661565788     175,000.00     01/01/98     12/01/12   180.00   01/31/00     50.0     14.900      2,437.30
49    SBCL27    661565820     200,000.00     12/01/97     11/01/17   239.00   01/31/00     60.6     12.800      2,314.71
49    SBCL27    661568949     123,700.00     12/01/97     11/01/12   179.00   01/31/00     74.9     12.350      1,512.58
49    SBCL27    661573139     110,000.00     12/01/97     11/01/22   299.00   01/31/00     62.8     12.600      1,207.61
49    SBCL27    661574145     112,000.00     12/01/97     11/01/12   179.00   01/31/00     70.0     12.500      1,380.43
49    SBCL27    661577759      91,000.00     12/01/97     11/01/27   359.00   01/31/00     70.0     11.450        897.70
49    SBCL27    661578989     265,000.00     12/01/97     11/01/12   179.00   01/31/00     69.7     11.100      3,028.64
49    SBCL27    661587378     130,000.00     01/01/98     12/01/12   180.00   01/31/00     52.0     11.150      1,489.84
49    SBCL27    661589945      80,300.00     01/01/98     12/01/22   300.00   01/31/00     57.3     12.400        869.57
49    SBCLNF    661514596     174,754.12     12/01/97     11/01/27   359.00   01/31/00     70.0     11.850      1,779.89
49    SBCLNF    661523126     120,000.00     12/01/97     11/01/02    59.00   01/31/00     06.0     10.990      2,608.49
49    SBCLNF    661534412      97,500.00     01/01/98     12/01/22   300.00   01/31/00     65.0     11.600        998.19
49    SBCLNF    661554188     300,000.00     12/01/97     11/01/17   239.00   01/31/00     65.2     14.200      3,774.22
49    SBCLNF    661557231     135,000.00     12/01/97     11/01/22   299.00   01/31/00     61.3     11.200      1,342.72
49    SBCLNF    661558023     245,000.00     01/01/98     12/01/27   360.00   01/31/00     70.0     11.500      2,426.21
49    SBCLNF    661558635     170,000.00     01/01/98     12/01/12   180.00   01/31/00     48.5     15.050      2,385.12
49    SBCLNF    661560086      78,000.00     01/01/98     12/01/27   360.00   01/31/00     75.0     11.850        793.32
49    SBCLNF    661563320     277,500.00     12/01/97     11/01/12   179.00   01/31/00     75.0     11.500      3,241.73
49    SBCLNF    661574046     269,500.00     12/01/97     11/01/12   179.00   01/31/00     70.0     12.100      3,251.81
49    SBCLNF    661580050     430,000.00     01/01/98     12/01/12   180.00   01/31/00     71.6     11.100      4,914.40
49    SBCLNF    661586537     250,000.00     01/01/98     12/01/12   180.00   01/31/00     63.4     11.100      2,857.21
49    SBCLNF    661586545     210,000.00     01/01/98     12/01/12   180.00   01/31/00     70.0     11.100      2,400.06
49    SBCLNF    661586552     175,000.00     01/01/98     12/01/12   180.00   01/31/00     63.6     11.100      2,000.05
49    SBCLNF    661595645     499,500.00     01/01/98     12/01/12   180.00   01/31/00     64.8     11.100      5,708.71
49    SBCLNF    661596445     237,500.00     01/01/98     12/01/12   180.00   01/31/00     70.0     11.950      2,842.76
49    SBCLNF    661606160      63,000.00     01/01/98     12/01/12   180.00   01/31/00     60.0     12.900        792.96
49    SUPER FIX 800357600      33,501.10     10/25/97     09/25/17   237.80   01/31/00     89.8     12.450        379.80
49    SUPER FIX 800376337      16,492.86     11/22/97     10/22/17   238.68   01/31/00     35.2     10.750        167.51
49    SUPER FIX 800394876      22,500.00     12/26/97     11/26/07   119.84   01/31/00     46.8      9.250        288.07
49    SUPER FIX 800395469      19,911.08     12/01/97     11/01/12   179.00   01/31/00     90.0     12.350        244.56
49    SUPER FIX 800407751      73,500.00     12/13/97     11/13/27   359.41   01/31/00     70.0      9.250        604.67
49    SUPER FIX 800410383      20,000.00     11/27/97     10/27/07   118.85   01/31/00     34.4      8.900        252.27
49    SUPER FIX 800419947      73,500.00     12/24/97     11/24/27   359.77   01/31/00     49.0     11.250        713.88
49    SUPER FIX 800421984      70,000.00     12/25/97     11/25/27   359.80   01/31/00     83.3     12.300        736.23
49    SUPER FIX 800422065      42,735.00     11/20/97     10/20/17   238.62   01/31/00     90.0     10.900        438.20
49    SUPER FIX 800424731     125,000.00     12/24/97     11/24/12   179.77   01/31/00     78.1     11.000      1,420.75
49    SUPER FIX 800427213      22,000.00     12/05/97     11/05/07   119.15   01/31/00     89.8     11.850        313.73
49    SUPER FIX 800430530     116,500.00     12/25/97     11/25/12   179.80   01/31/00     64.7      8.400      1,140.40
49    SUPER FIX 800434714      30,200.00     12/24/97     11/24/12   179.77   01/31/00     79.9     11.990        310.41
49    SUPER FIX 800435109      22,500.00     12/25/97     11/25/12   179.80   01/31/00     50.0     12.650        279.52
49    SUPER FIX 800438194      24,140.00     01/01/98     12/01/12   180.00   01/31/00     89.9     11.050        230.80
49    SUPER FIX 800439192      73,250.00     12/24/97     11/24/17   239.77   01/31/00     89.9     11.050        758.57
49    SUPER FIX 800444507      25,000.00     12/24/97     11/24/17   239.77   01/31/00     50.0     10.300        246.25
49    SUPER FIX 800450991      52,000.00     12/26/97     11/26/12   179.84   01/31/00     74.2     10.500        475.66
49    SUPER FIX 800451304      52,000.00     01/01/98     12/01/12   180.00   01/31/00     69.4      9.050        420.28
49    SUPER FIX 800451973      40,500.00     12/24/97     11/24/17   239.77   01/31/00     84.8     11.750        438.90
49    SUPER FIX 800462988      15,000.00     12/24/97     11/24/07   119.77   01/31/00     89.8     11.550        211.32
49    SUPER FIX 800467441      47,000.00     01/01/98     12/01/12   180.00   01/31/00     84.8     12.250        571.66
                      ---  -------------                             ------                -----------------------------
                      857  46,971,249.31                             210.79                77.1     11.602    510,738.87

50    MLC700    800183972      19,214.00     06/16/97     05/16/12   173.46   01/31/00     79.9     16.000        258.38
50    MLC700    800261307      19,750.66     08/07/97     07/07/12   175.17   01/31/00     90.0     11.400        231.21
50    MLC700    800277048      39,867.89     09/15/97     08/15/12   176.45   01/31/00     76.8     11.625        399.94
50    MLC700    800291924     175,000.00     10/01/97     09/01/27   357.00   01/31/00     71.5     10.600      1,613.89
50    MLC700    800304602      35,340.38     09/26/97     08/26/17   236.81   01/31/00     88.5     11.850        386.09
50    MLC700    800306821      67,892.60     11/24/97     10/24/17   238.75   01/31/00     85.0     11.850        749.27
50    MLC700    800307258      58,223.85     11/01/97     10/01/12   178.00   01/31/00     85.0     12.100        604.69
50    MLC700    800313892      22,464.00     11/01/97     10/01/12   178.00   01/31/00     79.9     13.600        293.15
50    MLC700    800314049      43,911.92     10/01/97     09/01/12   177.00   01/31/00     89.8     12.000        528.08


                                                                                                                             Page 15
ALLIANCE FUNDING
A division of Superior Bank FSB

                                                Sale Schedule -- Group 1, Sub Pool II
                              1997-4 Class 1 -- Initial of Fixed Rate Mortgages -- Settlement 12/22/97

                                                                                                                          Principal
Pool  Sale                                                                                                     Zip        Balance at
 ID    ID     Account        Name                    Address                       City               State    Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
50    MLC700 800314163  ERICKSON CHARLES HUGO    9804 EAST SECOND STREET       TUCSON                   AZ     85748       34,300.00
50    MLC700 800315855  BURNETTE JAMES KENNETH   5405 GIRARD AVENUE NORTH      BROOKLYN CENTER          MN     55430       10,639.00
50    MLC700 800317646  ZINK ELMER A             403 EAST MARKET STREET        MARIETTA                 PA     17547       24,035.00
50    MLC700 800321150  CARDWELL DAVID L         901 MAIN STREET               SLATINGTON               PA     18080       84,800.00
50    MLC700 800321861  HAYNES FITZGERALD        206-15 WHITEHALL TERRACE      QUEENS VILLAGE           NY     11426       78,000.00
50    MLC700 800325193  CARVALHO JANET V         2365 BIG THOMPSON CANYON      DRAKE                    CO     80515       25,000.00
50    MLC700 800326357  DENIS LINUS              8 LOWE COURT                  RINGOES                  NJ     08551      272,115.00
50    MLC700 800327744  PATRICK LEON G           120-29 167TH STREET           JAMAICA                  NY     11434       25,000.00
50    MLC700 800335085  BAILEY PHILLIP M         4710 WOODVILLE STREET         LAKE WALES               FL     33820       26,000.00
50    MLC700 800336794  BEST JAY                 412 BEACH 38TH STREET         FAR ROCKAWAY             NY     11691      132,000.00
50    MLC700 800337107  DAVIS WILLIAM P.         126 GUY AVENUE                INTERLACHEN              FL     32148       52,200.00
50    MLC700 800339087  VAN BUSKIRK DAVID H      660 EAST CENTER STREET        STERLING                 UT     84665       30,000.00
50    MLC700 800341570  SAVIN MARVIN S           7796 MANDARIN DRIVE           BOCA RATON               FL     33433       84,900.00
50    MLC700 800342362  FLEMING FREDERICK R      403 ANNA MARIE DRIVE          CRANBERRY TOWNSHIP       PA     16066       25,825.00
50    MLC700 800343832  DEC WALTER               4 DARTMOUTH AVE UNIT 2B       BRIDGEWATER              NJ     08807       15,000.00
50    MLC700 800346512  SCHOBER MICHAEL          9506 SALEM ROAD NE            ALBUQUERQUE              NM     87112       13,200.00
50    MLC700 800346819  DRENNEN RUSSEL M JR      207 RIVER ROAD                PEQUEA                   PA     17565       38,000.00
50    MLC700 800348732  BLATZ GLORIA JEAN        474 GRANT STREET              CARNEGIE                 PA     15106       20,800.00
50    MLC700 800352726  DAVIS MARY ANN           707 & 707 1/2 SOUTHEAST 3N    BOYTON BEACH             FL     33435      107,000.00
50    MLC700 800353484  CORVINE ANTOINETTE A     120 HEMPSTEAD ROAD            HAMILTON                 NJ     08610       16,000.00
50    MLC700 800355893  WALKER LAURA L           805 N GRANDVIEW AVENUE        MCKEESPORT               PA     15132       12,843.00
50    MLC700 800358541  JAIME LUIS E             6412 WEST BERKELEY ROAD       PHOENIX                  AZ     85035       13,920.00
50    MLC700 800360257  FOGARTY JAMES M          178 HAVERHILL AVENUE          NORTH KINGSTOWN          RI     02852       22,500.00
50    MLC700 800364093  LEE GREG E               4595 SOUTH LOWELL BOULEVAR    DENVER                   CO     80236       27,300.00
50    MLC700 800368862  MCCLINTON TAMARA         364 WALNUT STREET             MEADVILLE                PA     16335       38,500.00
50    MLC700 800369274  BAUMGARTNER GENE J       45 EAST 100 NORTH             PLEASANT GROVE           UT     84062       33,114.00
50    MLC700 800370322  SKILES JEROME K          2720 BURNLEY ROAD             WILMINGTON               DE     19008       17,729.00
50    MLC700 800372716  SAMU STEPHEN MITCHELL    2853 EAST CALEY AVENUE        LITTLETON                CO     80121       31,724.00
50    MLC700 800374225  PERKINS DIANE            47 LAKE AVENUE                BROCTON                  NY     14716       22,000.00
50    MLC700 800374530  GEORGE WENDELL           75 LEXINGTON AVENUE           BROOKLYN                 NY     11238      132,800.00
50    MLC700 800376089  GIANNELLA SILVIO V       56 URBAN CLUB RD              WAYNE                    NJ     07470      110,000.00
50    MLC700 800378283  SUSMAN ALAN H            2 WEST WALTANN LANE           PHOENIX                  AZ     85023       25,500.00
50    MLC700 800378382  NICKLIN WILLIAM SIDNEY   2970 BANNISTER AVENUE         GILROY                   CA     95020      137,500.00
50    MLC700 800380636  KNIGGE MYRON P           29650 18TH AVE SOUTH          FEDERAL WAY              WA     98003       27,000.00
50    MLC700 800381790  EMANUEL DENZIL           1462 ST LAWRENCE AVENUE       BRONX                    NY     10460      162,400.00
50    MLC700 800382616  EWTON DONALD R           2919 GEARY STREET SE          ALBANY                   OR     97321       30,000.00
50    MLC700 800382772  RAMEY CARL L             5610 SKIDAWAY ROAD            SAVANNAH                 GA     31406       25,000.00
50    MLC700 800383044  POOLE NORMA              145 EAST THIRD STREET         DERRY                    PA     15627       48,800.00
50    MLC700 800383432  SHUMAKE JAMES C SR       1611 CEDAR FALLS LANE         FLORENCE                 SC     29505       45,000.00
50    MLC700 800384091  DEANGELIS ARMANDO        729 WEST BROADWAY             WOODMERE                 NY     11598       39,700.00
50    MLC700 800385890  VENEGAS KENNETH R        8265 LINO COURT               SAN DIEGO                CA     92129       67,500.00
50    MLC700 800386500  NARVAEZ M LAUREEN M      1102 JOHNSON COURT            NEW MILFORD              NJ     07646       51,500.00
50    MLC700 800388035  COHEN PATRICIA           5 HAIG COURT                  DIX HILLS                NY     11746       62,800.00
50    MLC700 800391161  CRICHLOW PHILMORE H JR.  7470 MCCLURE AVENUE           PITTSBURGH               PA     15218       42,400.00
50    MLC700 800391724  JOBANPUTRA KALPESH       14831 E WAGONTRAIL PLACE      AURORA                   CO     80015       58,000.00
50    MLC700 800392425  YOST RICHARD C           509 E LAWN AVENUE             LANSDALE                 PA     19446       66,500.00
50    MLC700 800392532  MCGRELLIS KEVIN          16 RACE PLACE                 OAKDALE                  NY     11769       17,700.00
50    MLC700 800393704  SPROCK THOMAS            4 HOLLY ROAD                  SOMERS                   NY     10541       23,500.00
50    MLC700 800394603  NIEVES RICHARD B         3441 TIMOTHY LANE             GAINESVILLE              GA     30504       19,600.00
50    MLC700 800395865  KORDAS ATNANASIOS        170 WASHINGTON TERRACE        BRIDGEPORT               CT     06604      110,500.00
50    MLC700 800396368  RICHARDSON EDWARD D      4107 N CALLE BARTINEZ         TUCSON                   AZ     85715       17,590.00
50    MLC700 800397416  FIORENZA YOLANDA         208 NOME AVENUE               STATEN ISLAND            NY     10314       70,000.00
50    MLC700 800398646  HOCHMAN HOWARD J         1039 AMHERST STREET           MCKEESPORT               PA     15131       20,300.00
50    MLC700 800399826  SMITH THEODORE A         198 CRESCENT ST               BROOKLYN                 NY     11208      153,000.00
50    MLC700 800399875  BRYANT CARRIE            550 ELMCREST PLACE            DEBARY                   FL     32713       67,000.00
50    MLC700 800399883  ARMISTEAD ALLYN C        30 TOMMYS PATH                NORTHFORD                CT     06472       27,290.00
50    MLC700 800400343  HENDRIX MARVIN A         9745 WINDSOR WAY              GAINESVILLE              GA     30506       19,400.00
50    MLC700 800401796  BRENIAK DAVID F          6 TOPPING STREET              STATEN ISLAND            NY     10306       25,065.00
50    MLC700 800402208  GUITARD LEONOR           2453 GRANADA CIRCLE WEST      ST PETERSBURG            FL     33712       28,491.00
50    MLC700 800402554  WISHAM JOAN G            1762 FARRELL AVENUE           CLEARWATER               FL     33756       96,000.00
50    MLC700 800402653  PARKER DAUREEN M         2036 LYRA DRIVE               HOLIDAY                  FL     34690       13,500.00
50    MLC700 800404006  DEEB CHARLES             1720 NORTHEAST 17TH AVENUE    FORT LAUDERDALE          FL     33305       35,600.00




                        Cut-off Date      First                                      Original  Current     Scheduled
Pool  Sale                Principal      Payment      Maturity    Rem      Date        LTV     Mortgage     Payment
 ID    ID     Account      Balance         Date         Date      Term      Due       Ratio      Rate      Int & Prin
---------------------------------------------------------------------------------------------------------------------
50    MLC700 800314163     34,300.00     12/01/97     11/01/12   179.00   01/31/00     88.1     11.650        403.97
50    MLC700 800315855     10,639.00     10/23/97     09/23/12   177.73   01/31/00     79.8     13.750        139.90
50    MLC700 800317646     24,007.96     10/04/97     09/04/17   237.11   01/31/00     78.5     11.200        251.37
50    MLC700 800321150     84,709.20     10/16/97     09/16/12   177.50   01/31/00     80.0     13.900        998.06
50    MLC700 800321861     77,666.81     10/17/97     09/17/12   177.53   01/31/00     84.7     14.400        948.95
50    MLC700 800325193     25,000.00     10/01/97     09/01/12   177.00   01/31/00     72.9     11.250        242.82
50    MLC700 800326357    271,571.82     10/26/97     09/26/27   357.83   01/31/00     85.9     11.100      2,612.00
50    MLC700 800327744     24,991.70     11/01/97     10/01/12   178.00   01/31/00     82.2     10.800        281.02
50    MLC700 800335085     26,000.00     10/09/97     09/09/12   177.27   01/31/00     63.4     11.750        307.87
50    MLC700 800336794    131,848.04     10/16/97     09/16/12   177.50   01/31/00     80.0     12.500      1,408.78
50    MLC700 800337107     52,200.00     11/03/97     10/03/17   238.06   01/31/00     90.0     12.750        602.29
50    MLC700 800339087     29,907.29     12/01/97     11/01/12   179.00   01/31/00     83.3      9.900        320.55
50    MLC700 800341570     84,714.33     10/24/97     09/24/12   177.76   01/31/00     84.2     12.900        932.54
50    MLC700 800342362     25,825.00     11/01/97     10/01/12   178.00   01/31/00     85.0     12.650        320.83
50    MLC700 800343832     14,983.79     10/17/97     09/17/27   357.53   01/31/00     37.5     11.600        149.69
50    MLC700 800346512     13,160.14     12/01/97     11/01/12   179.00   01/31/00     79.6     13.200        168.75
50    MLC700 800346819     38,000.00     10/22/97     09/22/12   177.70   01/31/00     84.7     12.150        459.74
50    MLC700 800348732     20,554.22     10/24/97     09/24/07   117.76   01/31/00     48.3     13.100        311.79
50    MLC700 800352726    105,823.58     10/15/97     09/15/27   357.47   01/31/00     69.0     10.750        998.83
50    MLC700 800353484     15,890.98     11/01/97     10/01/12   178.00   01/31/00     72.6     10.850        180.35
50    MLC700 800355893     12,843.00     10/24/97     09/24/07   117.76   01/31/00     90.0     12.450        187.62
50    MLC700 800358541     13,920.00     11/01/97     10/01/12   178.00   01/31/00     85.0     12.300        169.76
50    MLC700 800360257     22,483.81     11/08/97     10/08/12   178.22   01/31/00     90.0     11.300        259.99
50    MLC700 800364093     27,270.77     11/01/97     10/01/12   178.00   01/31/00     70.0     10.250        297.56
50    MLC700 800368862     38,351.30     11/16/97     10/16/12   178.49   01/31/00     70.0     10.500        425.58
50    MLC700 800369274     33,101.10     12/01/97     11/01/12   179.00   01/31/00     79.9     12.700        358.56
50    MLC700 800370322     17,574.79     11/06/97     10/06/17   238.16   01/31/00     90.0     11.400        187.85
50    MLC700 800372716     31,724.00     12/01/97     11/01/12   179.00   01/31/00     84.9     11.000        360.57
50    MLC700 800374225     21,924.40     11/27/97     10/27/17   238.85   01/31/00     90.0     11.800        239.18
50    MLC700 800374530    132,800.00     11/08/97     10/08/12   178.22   01/31/00     80.0     13.990      1,572.46
50    MLC700 800376089    109,961.42     10/19/97     09/19/12   177.60   01/31/00     84.9     12.800      1,199.65
50    MLC700 800378283     25,500.00     12/01/97     11/01/12   179.00   01/31/00     82.9     11.650        255.45
50    MLC700 800378382    137,500.00     11/01/97     10/01/12   178.00   01/31/00     75.0     11.150      1,325.05
50    MLC700 800380636     27,000.00     12/01/97     11/01/17   239.00   01/31/00     89.9     11.150        281.45
50    MLC700 800381790    162,400.00     11/27/97     10/27/12   178.85   01/31/00     80.0     11.550      1,614.43
50    MLC700 800382616     30,000.00     12/01/97     11/01/12   179.00   01/31/00     58.6     13.600        391.49
50    MLC700 800382772     24,804.40     11/07/97     10/07/12   178.19   01/31/00     78.5      9.900        267.12
50    MLC700 800383044     48,800.00     11/22/97     10/22/12   178.68   01/31/00     80.0     12.850        534.11
50    MLC700 800383432     44,934.84     11/22/97     10/22/17   238.68   01/31/00     90.0     12.300        504.93
50    MLC700 800384091     39,685.85     11/07/97     10/07/12   178.19   01/31/00     79.9     13.550        456.29
50    MLC700 800385890     67,500.00     11/01/97     10/01/12   178.00   01/31/00     90.0     11.150        650.48
50    MLC700 800386500     51,500.00     11/21/97     10/21/12   178.65   01/31/00     84.6     12.250        539.67
50    MLC700 800388035     62,800.00     11/28/97     10/28/12   178.88   01/31/00     84.9     12.500        670.24
50    MLC700 800391161     42,288.48     12/01/97     11/01/12   179.00   01/31/00     89.9     11.800        429.62
50    MLC700 800391724     58,000.00     12/01/97     11/01/12   179.00   01/31/00     69.9     10.750        541.42
50    MLC700 800392425     66,405.33     11/22/97     10/22/12   178.68   01/31/00     84.9     10.990        755.42
50    MLC700 800392532     17,700.00     11/21/97     10/21/17   238.65   01/31/00     90.0     11.800        192.43
50    MLC700 800393704     23,454.00     11/28/97     10/28/12   178.88   01/31/00     88.6     11.300        271.54
50    MLC700 800394603     19,600.00     11/16/97     10/16/12   178.49   01/31/00     84.9     11.750        232.09
50    MLC700 800395865    110,342.43     11/14/97     10/14/27   358.42   01/31/00     85.0     12.500      1,179.32
50    MLC700 800396368     17,590.00     12/01/97     11/01/12   179.00   01/31/00     85.0     10.000        154.36
50    MLC700 800397416     69,931.01     11/01/97     10/01/12   178.00   01/31/00     72.1     10.500        773.78
50    MLC700 800398646     20,292.58     11/22/97     10/22/17   238.68   01/31/00     89.9     11.050        210.23
50    MLC700 800399826    153,000.00     11/06/97     10/06/12   178.16   01/31/00     85.0     10.950      1,451.28
50    MLC700 800399875     67,000.00     11/28/97     10/28/12   178.88   01/31/00     77.1     12.850        733.31
50    MLC700 800399883     27,289.98     11/08/97     10/08/17   238.22   01/31/00     88.9     11.300        287.28
50    MLC700 800400343     19,400.00     11/17/97     10/17/12   178.52   01/31/00     85.0     13.000        245.46
50    MLC700 800401796     25,065.00     11/27/97     10/27/12   178.85   01/31/00     89.9     11.550        293.60
50    MLC700 800402208     28,410.86     11/27/97     10/27/17   238.85   01/31/00     84.9      9.550        266.50
50    MLC700 800402554     96,000.00     12/01/97     11/01/12   179.00   01/31/00     80.0     11.500        950.68
50    MLC700 800402653     13,427.82     11/27/97     10/27/12   178.85   01/31/00     90.0     10.800        151.75
50    MLC700 800404006     35,263.42     09/25/97     08/25/12   176.78   01/31/00     84.9     12.750        444.59


                                                                                                                             Page 16
ALLIANCE FUNDING
A division of Superior Bank FSB

                                                Sale Schedule -- Group 1, Sub Pool II
                              1997-4 Class 1 -- Initial of Fixed Rate Mortgages -- Settlement 12/22/97

                                                                                                                          Principal
Pool  Sale                                                                                                     Zip        Balance at
 ID    ID     Account        Name                    Address                       City               State    Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
50    MLC700 800404600  ALNONO ROB               35 NORTH SAN JOSE STREET      MESA                     AZ     85201       24,000.00
50    MLC700 800405375  PARKER LARRY J.          100 EAST B STREET             ERWIN                    NC     28339       24,000.00
50    MLC700 800405870  TREXLER MERRI C          1406 21ST STREET              OGDEN                    UT     84401       15,000.00
50    MLC700 800406159  KEMP RAYMOND A           1245 CYPRESS DRIVE            MACON                    GA     31204       17,000.00
50    MLC700 800407108  FRANCISCOTTY GIBSON T    9925 WALKER ROAD              COLORADO SPRINGS         CO     80908      118,983.00
50    MLC700 800407512  OLSEN COREY W            5201 98TH AVENUE NORTH        PINELLAS PARK            FL     33782       12,600.00
50    MLC700 800408163  RUST CALVIN W            180 NORTH 700 EAST            PAYSON                   UT     84651       59,847.00
50    MLC700 800410623  SQUIER JERRY LEE         5982 W TULSA STREET           CHANDLER                 AZ     85226       94,350.00
50    MLC700 800411076  COLDING NANCY            806 NORTHWEST 3RD AVENUE      MULBERRY                 FL     33860       37,675.00
50    MLC700 800411985  WAGNER LINDA R           9167 WEST RADCLIFFE DRIVE     LITTLETON                CO     80123       42,000.00
50    MLC700 800412520  ORR BERT D               3610 SOUTH TOOLSON DRIVE      MAGNA                    UT     84044       12,433.00
50    MLC700 800412843  LEE JAMES A              812 LAKEMONT HILLS BOULEVA    BRANDON                  FL     33510       26,200.00
50    MLC700 800413528  BAKER ALICE              1466 EAST 46TH STREET         BROOKLYN                 NY     11234       24,500.00
50    MLC700 800413569  VERNACCHIO JOHN A        2929 THIRD STREET             NORRISTOWN               PA     19403       20,000.00
50    MLC700 800415150  HENRY ROBERT L           351 BERMUDA CREEK ROAD        LAS VEGAS                NV     89123       30,500.00
50    MLC700 800415341  ROBINSON SADIE           1246 POINTVIEW STREET         PITTSBURGH               PA     15206       16,800.00
50    MLC700 800416778  FREDERICKS MALCOLM       17 PARKSIDE COURT             BROOKLYN                 NY     11226      198,750.00
50    MLC700 800417008  PRICE WELDON             730 PROSPECT PLACE            BROOKLYN                 NY     11216      195,000.00
50    MLC700 800417206  HARRISON TERRY K         460 SOUTH IVY DRIVE           MIDVALE                  UT     84047       16,643.00
50    MLC700 800417982  TENORIO ANGELA           321 SOUTHWEST 77TH TERRACE    NORTH LAUDERDALE         FL     33068       16,500.00
50    MLC700 800418949  CHARETTE LOLA            7476 SABRE STREET             ORLANDO                  FL     32822       57,800.00
50    MLC700 800419509  SEGRETI ALBERT F         6937 MIDNIGHT PASS ROAD       SARASOTA                 FL     34242       75,000.00
50    MLC700 800419830  PRINCE RICHARD           1011 37TH STREET SOUTH        ST PETERSBURG            FL     33711       46,800.00
50    MLC700 800421125  CARTY GERARD             340 ADAMS STREET              DECATUR                  GA     30030      148,760.00
50    MLC700 800421711  NGUYEN THU NGA           2717 WEST ROSE LANE           PHOENIX                  AZ     85017       15,000.00
50    MLC700 800421943  MOORE MAURY D            11826 N COPPER CREEK DRIVE    TUCSON                   AZ     85737       22,500.00
50    MLC700 800421950  KRIEGER LYNN G           7418 325TH STREET SOUTH       ROY                      WA     98580       15,680.00
50    MLC700 800422230  BRUSILOW BRYAN           1240 MELODY LANE              SOUTHHAMPTON             PA     18966       25,000.00
50    MLC700 800422941  ORTIZ MARITZA            423-39TH STREET               BROOKLYN                 NY     11232       85,000.00
50    MLC700 800422990  CLEMENT RANDALL          6808 APPLEWOOD STREET         WESLEY CHAPEL            FL     33544       67,150.00
50    MLC700 800423246  ROSEVELT LAWRENCE D      5111-5109 N CENTRAL AVENUE    TAMPA                    FL     33603       35,800.00
50    MLC700 800425373  DUMAS RAYMOND O          5358 COLONY COURT             CAPE CORAL               FL     33904      133,750.00
50    MLC700 800426272  MORLEY JON R             1015 EAST GREEN ROAD          FRUIT HEIGHTS            UT     84037       50,000.00
50    MLC700 800426595  STEPP JAMES M            2006 HURON STREET             JACKSONVILLE             FL     32254       40,800.00
50    MLC700 800428856  DUHART EULA H            6024 28TH STREET SOUTH        ST PETERSBURG            FL     33712       10,000.00
50    MLC700 800429631  WOLFINBARGER KIRK A      3406 LAKE SHORE LANE          CLEARWATER               FL     34621       23,000.00
50    MLC700 800431579  HEASLIP JUDITH           1818 MEDEA COURT              NAPLES                   FL     34109       30,000.00
50    MLC700 800435190  BUFORD ROBERT L          10067 SOUTH COTTONCREEK DR    LITTLETON                CO     80126       35,000.00
50    MLC700 800440752  GANNON LOWELL            9101 NORTHWEST 13TH STREET    PLANTATION               FL     33322       20,000.00
                   ----------------------------                                                                         ------------
                   110  Sale Total                                                                                      5,634,229.00

51    MLC700 800243255  AUSTIN KEVIN S           535 PAGE AVENUE NORTHEAST     ATLANTA                  GA     30307       54,525.00
51    MLC700 800319261  COBB CATHERINE C.        514 RALEIGH AVENUE            CAROLINA BEACH           NC     28428       99,000.00
51    MLC700 800333247  HOGAN JAMES P            938 GROVESMERE LOOP           OCOEE                    FL     34761       42,000.00
51    MLC700 800380982  YOUNG SHARON             6321 NORTH LAKESHORE DRIVE    HOUSE SPRINGS            MO     63051       31,798.00
51    MLC700 800386286  COVERT NOVELLE R         25 ANN DRIVE                  SAINT PETERS             MO     63376       15,176.00
51    MLC700 800393266  THIES RALPH E            7387 OLD LEMAY FERRY ROAD     BARNHART                 MO     63012       66,100.00
51    MLC700 800430027  BARKFELT WARREN R        21162 RICHMOND CIRCLE         HUNTINGTON BEACH         CA     92646       21,500.00
                   ----------------------------                                                                         ------------
                     7  Sale Total                                                                                        330,099.00

52    SB586  661500298  TUR LARRY                210 DORSHIRE COURT            LOUISVILLE               KY     40245       35,700.00
52    SB586  661522250  VANDEN BOSCH ANITA       467 SIDNEY STREET EAST        ST. PAUL                 MN     55107       51,700.00
52    SB586  661530238  EVANS JAMES R            2318 SOUTH 5TH STREET         IRONTON                  OH     45638       44,800.00
52    SB586  661533349  HULTS KENNETH L          1315 FORD AVENUE NORTH        GLENCOE                  MN     55336       87,000.00
52    SB586  661533372  LUTHENS JANNETTE S       5226 LYNWOOD BOULEVARD        MOUND                    MN     55364       54,600.00
52    SB586  661534974  FEIFAREK PAUL T          RT 2 BOX 438 AA               PINE CITY                MN     55063       21,300.00
52    SB586  661536227  WASON WILLIAM ROBERT     100 MCINTOSH                  RICHMOND                 KY     40475       31,600.00
52    SB586  661537399  WRIGHT WILLIAM C         8683 HARTMAN ROAD             WADSWORTH                OH     44281       60,000.00
52    SB586  661538009  DANIELS MATTHEW          301-303 HEALY                 ELGIN                    IL     60120       22,800.00
52    SB586  661538058  BONTRAGER TONI M         55186 COUNTY ROAD 8           MIDDLEBURY               IN     46540       71,100.00
52    SB586  661539197  KLEIN JERRY D            218 EAST MERRIMAC STREET      DODGEVILLE               WI     53533       22,500.00
52    SB586  661539239  HERLITZ JANE A           4788 NORTH BERKELEY BLVD      WHITEFISH BAY            WI     53211       16,700.00
52    SB586  661539734  TICHELL ROBERT H         1675 CLOVER STREET            BRIGHTON                 NY     14618      319,600.00




                        Cut-off Date      First                                      Original  Current     Scheduled
Pool  Sale                Principal      Payment      Maturity    Rem      Date        LTV     Mortgage     Payment
 ID    ID     Account      Balance         Date         Date      Term      Due       Ratio      Rate      Int & Prin
---------------------------------------------------------------------------------------------------------------------
50    MLC700 800404600     24,000.00     12/01/97     11/01/12   179.00   01/31/00     77.0     10.750        269.03
50    MLC700 800405375     23,957.83     11/27/97     10/27/17   238.85   01/31/00     80.0     12.750        276.91
50    MLC700 800405870     14,961.34     11/24/97     10/24/12   178.75   01/31/00     76.1     14.000        199.76
50    MLC700 800406159     16,955.51     11/15/97     10/15/12   178.45   01/31/00     78.7     13.600        221.85
50    MLC700 800407108    118,290.46     12/01/97     11/01/12   179.00   01/31/00     75.9     10.050      1,282.24
50    MLC700 800407512     12,576.94     11/24/97     10/24/12   178.75   01/31/00     84.9     11.900        150.41
50    MLC700 800408163     59,847.00     12/01/97     11/01/12   179.00   01/31/00     79.8     11.150        576.73
50    MLC700 800410623     94,350.00     12/01/97     11/01/27   359.00   01/31/00     85.0     11.750        952.38
50    MLC700 800411076     37,675.00     12/01/97     11/01/07   119.00   01/31/00     79.9     10.050        498.92
50    MLC700 800411985     42,000.00     12/01/97     11/01/12   179.00   01/31/00     45.6     10.900        396.81
50    MLC700 800412520     12,411.39     12/01/97     11/01/17   239.00   01/31/00     84.8     13.100        146.55
50    MLC700 800412843     26,137.42     12/01/97     11/01/17   239.00   01/31/00     84.5     12.250        293.06
50    MLC700 800413528     24,424.85     11/27/97     10/27/12   178.85   01/31/00     85.0     10.050        264.03
50    MLC700 800413569     20,000.00     11/27/97     10/27/17   238.85   01/31/00     80.0     12.750        230.76
50    MLC700 800415150     30,067.54     12/01/97     11/01/17   239.00   01/31/00     88.3     11.400        323.16
50    MLC700 800415341     16,759.78     11/21/97     10/21/12   178.65   01/31/00     79.8     12.600        208.16
50    MLC700 800416778    198,750.00     11/20/97     10/20/12   178.62   01/31/00     75.0     12.250      2,082.69
50    MLC700 800417008    195,000.00     11/20/97     10/20/12   178.62   01/31/00     75.0     12.600      2,096.30
50    MLC700 800417206     16,643.00     12/01/97     11/01/12   179.00   01/31/00     85.0     12.000        171.19
50    MLC700 800417982     16,412.74     11/22/97     10/22/12   178.68   01/31/00     84.8     12.000        198.03
50    MLC700 800418949     57,800.00     12/01/97     11/01/17   239.00   01/31/00     85.0     11.650        622.38
50    MLC700 800419509     75,000.00     11/21/97     10/21/17   238.65   01/31/00     65.5     10.750        761.42
50    MLC700 800419830     46,800.00     11/21/97     10/21/27   358.65   01/31/00     90.0      9.150        381.63
50    MLC700 800421125    148,335.23     11/22/97     10/22/27   358.68   01/31/00     84.7     10.750      1,388.65
50    MLC700 800421711     14,954.21     12/01/97     11/01/12   179.00   01/31/00     80.9     12.800        187.82
50    MLC700 800421943     22,355.28     12/01/97     11/01/12   179.00   01/31/00     88.8     11.550        223.67
50    MLC700 800421950     15,680.00     12/01/97     11/01/17   239.00   01/31/00     78.1     11.250        164.52
50    MLC700 800422230     25,000.00     11/22/97     10/22/12   178.68   01/31/00     89.8     11.050        239.03
50    MLC700 800422941     85,000.00     11/20/97     10/20/27   358.62   01/31/00     85.0     12.800        927.00
50    MLC700 800422990     67,150.00     11/24/97     10/24/17   238.75   01/31/00     85.0     10.400        665.91
50    MLC700 800423246     35,800.00     11/24/97     10/24/12   178.75   01/31/00     84.8     11.500        354.52
50    MLC700 800425373    132,975.02     12/01/97     11/01/17   239.00   01/31/00     84.9     11.750      1,449.46
50    MLC700 800426272     50,000.00     12/01/97     11/01/12   179.00   01/31/00     70.4     10.000        537.30
50    MLC700 800426595     40,800.00     12/01/97     11/01/12   179.00   01/31/00     80.0      8.800        408.98
50    MLC700 800428856      9,932.67     11/27/97     10/27/07   118.85   01/31/00     76.2      9.150        127.49
50    MLC700 800429631     23,000.00     11/27/97     10/27/12   178.85   01/31/00     84.9     11.900        274.56
50    MLC700 800431579     29,626.43     12/01/97     11/01/12   179.00   01/31/00     88.7     11.550        351.41
50    MLC700 800435190     35,000.00     12/01/97     11/01/12   179.00   01/31/00     85.0     12.000        360.01
50    MLC700 800440752     20,000.00     12/01/97     11/01/12   179.00   01/31/00     78.0     11.750        236.83
                   -----------------                             ------                -----------------------------
                   110  5,624,729.39                             220.16                80.7     11.718     59,920.51

51    MLC700 800243255     54,045.63     09/01/97     08/01/17   236.00   01/31/00     79.7     10.550        546.20
51    MLC700 800319261     98,775.85     09/22/97     08/22/27   356.68   01/31/00     79.2      9.250        814.45
51    MLC700 800333247     41,966.11     10/15/97     09/15/12   177.47   01/31/00     86.4     12.400        445.00
51    MLC700 800380982     31,798.00     11/21/97     10/21/07   118.65   01/31/00     79.0     10.300        425.51
51    MLC700 800386286     15,176.00     11/17/97     10/17/17   238.52   01/31/00     80.1     10.900        155.61
51    MLC700 800393266     65,989.86     11/22/97     10/22/17   238.68   01/31/00     83.7     10.300        651.07
51    MLC700 800430027     21,500.00     12/01/97     11/01/12   179.00   01/31/00     78.5     13.500        279.14
                   -----------------                             ------                -----------------------------
                     7    329,251.45                             250.34                81.1     10.530      3,316.98

52    SB586  661500298     35,503.27     11/01/97     09/24/05    94.00   01/31/00     80.5     13.000        553.73
52    SB586  661522250     51,495.21     11/01/97     09/09/17   238.00   01/31/00     73.8      9.410        442.00
52    SB586  661530238     44,594.14     12/01/97     10/22/07   119.00   01/31/00     66.8      9.650        538.41
52    SB586  661533349     86,792.63     12/01/97     10/15/12   179.00   01/31/00     75.0      9.250        826.41
52    SB586  661533372     54,479.86     11/01/97     09/15/12   178.00   01/31/00     85.7     10.125        545.39
52    SB586  661534974     21,300.00     12/01/97     10/15/12   179.00   01/31/00     85.6     11.275        226.85
52    SB586  661536227     31,599.46     11/01/97     09/24/05    94.00   01/31/00     88.5     12.125        475.98
52    SB586  661537399     59,999.08     12/01/97     10/22/07   119.00   01/31/00     58.8     11.875        790.46
52    SB586  661538009     22,800.00     12/01/97     10/25/04    83.00   01/31/00     54.8     10.625        356.14
52    SB586  661538058     71,045.93     12/01/97     10/09/17   239.00   01/31/00     82.7     13.490        791.87
52    SB586  661539197     22,403.65     12/01/97     10/22/07   119.00   01/31/00     78.1     10.875        284.57
52    SB586  661539239     16,640.10     11/01/97     09/22/07   118.00   01/31/00     73.4     13.875        238.14
52    SB586  661539734    319,126.46     12/01/97     10/10/16   227.00   01/31/00     83.0      9.320      2,764.83


                                                                                                                             Page 17
ALLIANCE FUNDING
A division of Superior Bank FSB

                                                Sale Schedule -- Group 1, Sub Pool II
                              1997-4 Class 1 -- Initial of Fixed Rate Mortgages -- Settlement 12/22/97

                                                                                                                          Principal
Pool  Sale                                                                                                     Zip        Balance at
 ID    ID     Account        Name                    Address                       City               State    Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
52    SB586  661540062  DIERS CHARLES A          2015 ENGLISH STREET           MAPLEWOOD                MN     55109       65,000.00
52    SB586  661540666  LOUWAGIE STEVEN P        9410 HIGHWAY 71 SOUTH         WILLMAR                  MN     56201       39,500.00
52    SB586  661541979  STRATER RAY GENE         5017 MOSSKEY COURT            FORT WAYNE               IN     46835       17,200.00
52    SB586  661542589  HOLZ KAREN D             621 SANBORN STREET EAST       WINONA                   MN     55987       29,800.00
52    SB586  661543256  PRESSLER DANIEL WEBSTER  29201 ROBIN STREET            ELKHART                  IN     46514       16,000.00
52    SB586  661543272  DONOVAN MICHAEL F        4584 EAST 1022 NORTH STREE    DEMOTTE                  IN     46310       32,800.00
52    SB586  661543801  CHANEY EVETTE R          41 NORTH LAWRENCE AVENUE      FRANKLIN TOWNSHIP        NJ     08873       34,400.00
52    SB586  661543983  FINK MATTHEW R           5607 RIVER OAK DRIVE          SAVAGE                   MN     55378       31,900.00
52    SB586  661544544  HARMELINK DAVID J        1322 KINGS COURT              SHEBOYGAN                WI     53081       75,600.00
52    SB586  661544593  GUTH ANTHONY R           2234 WAKE ROBIN DRIVE         WEST LAFAYETTE           IN     47906      103,200.00
52    SB586  661546218  HALENA KAREN L           2292 DAHLK CIRCLE             VERONA                   WI     53593       44,500.00
52    SB586  661546374  DIETERICHS TIMOTHY J     11462 42ND STREET             CLEAR LAKE               MN     55319       20,900.00
52    SB586  661546408  ISKIERKA EDWARD W        9678 VALLEY FORGE LANE NOR    MAPLE GROVE              MN     55369       20,200.00
52    SB586  661547398  RUST RICHARD A           312 NORTH WASHINGTON STREE    GREENTOWN                IN     46936       53,600.00
52    SB586  661550095  KLAVES DAVID             2145 SOUTH 61ST STREET        WEST ALLIS               WI     53219       59,600.00
52    SB586  661550251  KUBIS MICHAEL D          423 LAFAYETTE STREET          WINONA                   MN     55987       18,000.00
52    SB586  661550350  TUCKER DANIEL LEE        207 WEST WILLIAM DRIVE        BROWNSBURG               IN     46112       30,300.00
52    SB586  661550376  STAUFFER DONALD R        317 PINE STREET               GLENWOOD CITY            WI     54013       21,500.00
52    SB586  661550459  CARPENTER PEARL LYNN     933 EAST BOCOCK ROAD          MARION                   IN     46952      103,200.00
52    SB586  661551549  MANESTAR ANTHONY L       10366 WOLCOTT                 ST. JOHN                 IN     46373       48,500.00
52    SB586  661551705  CLARK WILLIAM PAUL       7779 MONTANA STREET           MERRILLVILLE             IN     46410       45,000.00
52    SB586  661552141  LAMBERT EDWARD F         5721 FORSYTHIA PLACE          MADISON                  WI     53705       81,900.00
52    SB586  661552893  SPURGEON DONNIE R        606 S LOCUST ST               BROWNSBURG               IN     46112       23,000.00
52    SB586  661552935  ELDRED LINDA LEE         1727 OHIO ST                  TERRE HAUTE              IN     47807       50,000.00
52    SB586  661553552  KRUEGER KELLY M          194 NORTH MAIN STREET         CLINTONVILLE             WI     54929       15,800.00
52    SB586  661554568  ROSS ALBERTA L           1509 WEST 11TH STREET         ANDERSON                 IN     46016       20,600.00
52    SB586  661566497  BROWN JOHN S             10 OLD FIELD LANE             MOORESVILLE              IN     46158       37,600.00
52    SB586  661570689  HILGREEN JEFFREY         36 NORTON DRIVE               EAST NORTHPORT           NY     11731       56,600.00
52    SB586  661574699  CONELLY CAROL ANN        1256 JESSIE STREET            SAINT PAUL               MN     55101       17,200.00
52    SB586  661577502  WALLER KENNETH K         4 CARRANZA ROAD               SOUTHHAMPTON TOWNSHI     NJ     08088       47,400.00
52    SB586  661596577  VOORHEES STEVEN C        81 TITUS MILL ROAD            HOPEWELL TOWNSHIP        NJ     08534       40,000.00
52    SB586  661598359  COX-KELLY ALVIN          133-21 224TH STREET           LAURELTON                NY     11413       35,000.00
52    SB586  661599209  ZEINER ALBERT WILLIAM JR 11 THENDARA LANE              POUGHKEEPSIE             NY     12603       54,100.00
52    SB587  661544015  SCHICK JANET L           914 WEST MULBERRY STREET      KOKOMO                   IN     46901       10,600.00
52    SB587  661565002  MALIN KAREN J            1021 RIDGE ROAD               OWATONNA                 MN     55060       72,000.00
52    SB81DD 661534834  MILLS ALEX W             1153 FRONTAGE ROAD            DOVER TOWNSHIP           NJ     08753       18,000.00
52    SB81DD 661539726  SEPPANEN PETER A         306 9TH AVENUE                EAST NORTHPORT           NY     11731       29,000.00
52    SB85D  661520007  SIEMEN JOHN J JR         4422 WOOD THRUSH DRIVE        PARMA                    OH     44134       41,300.00
52    SB85D  661534552  HORTON KAREN             9 ONEIDA AVENUE               MIDDLETOWN TOWNSHIP      NJ     07716       21,000.00
52    SB85D  661534586  MANSILLA JUDITH A        3 RARITAN DRIVE               BOROUGH OF CALIFON       NJ     07830       17,700.00
52    SB85D  661534602  TOMCHUK RICHARD A        47 WINANS AVENUE              PISCATAWAY TOWNSHIP      NJ     08854       56,700.00
52    SB85D  661534636  FARLEY EILEEN D          540 SUMMIT AVENUE             WESTVILLE BORO           NJ     08093       40,300.00
52    SB85D  661539767  DEMERS ROBERT A          130 GUIDEBOARD ROAD           WATERFORD                NY     12188       21,300.00
52    SB85D  661541029  TAYLOR KIM               86 SEA BREEZE ROAD            DOVER TOWNSHIP           NJ     08753       18,200.00
52    SB85D  661541052  DE GENNARO MAURICE JR    1300 BEAUCHAMPS PLACE         DOVER TOWNSHIP           NJ     08753       15,200.00
52    SB85D  661561100  MACLAURY DONNAH L        372 WEST WATER STREET         ELMIRA                   NY     14905       51,800.00
52    SBC103 800283657  JOHNSON LONNIE           5169 ROCKY FORD ROAD          VALDOSTA                 GA     31601       92,800.00
52    SBC103 800300667  SELLS JOSEPH M           4804 FOLLY DRIVE              ALBANY                   GA     31705       23,200.00
52    SBC103 800303984  LINDSEY LARRY D          2514 TOLEDO STREET            BELLINGHAM               WA     98226       35,900.00
52    SBC103 800304859  THOMPSON TOMMY O         209 FOOTHILLS DRIVE           NEWBERG                  OR     97132       33,100.00
52    SBC103 800304891  LANFEAR SARAH KATHLEEN   101 NORTH 30TH AVENUE         YAKIMA                   WA     98902       29,300.00
52    SBC103 800305005  ROBINS PHILLIP W         130 HIGH MEADOWS STREET       RICHLAND                 WA     99352       29,600.00
52    SBC103 800308397  JACOBS KENNETH J         6511 NW ATKINSON AVENUE       REDMOND                  OR     97756       45,000.00
52    SBC103 800308413  DENNIS CARRELL           29801 108TH AVE SOUTHEAST     AUBURN                   WA     98092       32,000.00
52    SBC103 800308421  BORGARDTS JAMES D        4430 SOUTH 263RD STREET       KENT                     WA     98032       94,100.00
52    SBC103 800308462  KELLER TERRY M           14475 SW CAMDEN LANE          LAKE OSWEGO              OR     97035      211,100.00
52    SBC103 800310237  CALDWELL BRIAN S         11725 47TH DRIVE NORTHEAST    MARYSVILLE               WA     98271       60,400.00
52    SBC103 800310278  JOHNSON RICHARD R        18611 215TH WAY NORTHEAST     WOODINVILLE              WA     98072       76,700.00
52    SBC103 800310369  PROCTOR MCUEL            860 EAST 8TH STREET           MOSCOW                   ID     83843       51,000.00
52    SBC103 800310377  JOHNSON JOEL D           1445 SOUTH LARCH STREET       KETTLE FALLS             WA     99141       92,000.00
52    SBC103 800316325  LONGWORTH H E            207 TANGLEWOOD ROAD           SAVANNAH                 GA     31419       56,600.00
52    SBC103 800316341  KENEMER CARL L           2080 MILL CREEK CHURCH STR    ROCKY FACE               GA     30740       50,100.00




                        Cut-off Date      First                                      Original  Current     Scheduled
Pool  Sale                Principal      Payment      Maturity    Rem      Date        LTV     Mortgage     Payment
 ID    ID     Account      Balance         Date         Date      Term      Due       Ratio      Rate      Int & Prin
---------------------------------------------------------------------------------------------------------------------
52    SB586  661540062     65,000.00     12/01/97     10/24/05    95.00   01/31/00     81.2     10.375        922.20
52    SB586  661540666     39,500.00     12/01/97     10/22/07   119.00   01/31/00     65.7     10.875        499.59
52    SB586  661541979     17,199.69     12/01/97     10/23/06   107.00   01/31/00     79.3     12.750        247.79
52    SB586  661542589     29,682.42     12/01/97     10/22/07   119.00   01/31/00     87.5     12.275        398.96
52    SB586  661543256     16,000.00     12/01/97     10/09/17   239.00   01/31/00     79.8     13.990        183.54
52    SB586  661543272     32,800.00     12/01/97     10/15/12   179.00   01/31/00     84.1     12.500        373.12
52    SB586  661543801     34,398.85     12/01/97     10/13/14   203.00   01/31/00     89.9     12.125        368.16
52    SB586  661543983     31,900.00     12/01/97     10/15/12   179.00   01/31/00     59.6     11.740        348.45
52    SB586  661544544     75,539.79     12/01/97     10/03/22   299.00   01/31/00     79.5      9.195        594.93
52    SB586  661544593    103,200.00     12/01/97     10/09/17   239.00   01/31/00     86.0      9.320        876.71
52    SB586  661546218     44,499.70     12/01/97     10/22/07   119.00   01/31/00     77.4     10.625        557.04
52    SB586  661546374     20,900.00     12/01/97     10/22/07   119.00   01/31/00     75.6     13.740        296.48
52    SB586  661546408     20,200.00     12/01/97     10/23/06   107.00   01/31/00     73.0     11.625        279.14
52    SB586  661547398     53,349.03     12/01/97     10/22/07   119.00   01/31/00     80.0      9.320        635.24
52    SB586  661550095     59,600.00     12/01/97     10/15/12   179.00   01/31/00     79.4      9.320        568.45
52    SB586  661550251     17,984.59     12/01/97     10/09/17   239.00   01/31/00     79.7     12.625        190.22
52    SB586  661550350     30,266.08     12/01/97     10/09/17   239.00   01/31/00     73.5     10.625        281.56
52    SB586  661550376     21,500.00     12/01/97     10/09/17   239.00   01/31/00     67.9     11.375        209.92
52    SB586  661550459    103,200.00     12/01/97     10/15/12   179.00   01/31/00     76.4      9.000        966.07
52    SB586  661551549     48,500.00     12/01/97     10/15/12   179.00   01/31/00     84.5     11.625        526.48
52    SB586  661551705     44,999.79     12/01/97     10/09/17   239.00   01/31/00     62.9     10.625        418.16
52    SB586  661552141     81,861.41     12/01/97     09/27/27   359.00   01/31/00     79.5      9.320        625.75
52    SB586  661552893     22,975.08     12/01/97     10/09/17   239.00   01/31/00     50.7     10.875        217.32
52    SB586  661552935     50,000.00     12/01/97     10/15/12   179.00   01/31/00     48.2      9.000        468.06
52    SB586  661553552     15,784.20     12/01/97     10/10/16   227.00   01/31/00     68.9     12.490        167.60
52    SB586  661554568     20,593.41     12/01/97     09/27/27   359.00   01/31/00     64.5     11.125        182.88
52    SB586  661566497     37,577.44     12/01/97     10/08/18   251.00   01/31/00     79.9     14.125        431.10
52    SB586  661570689     56,535.80     12/01/97     10/09/17   239.00   01/31/00     75.5     10.525        522.44
52    SB586  661574699     17,188.02     12/01/97     10/09/17   239.00   01/31/00     78.2     14.125        198.86
52    SB586  661577502     47,327.78     12/01/97     10/15/12   179.00   01/31/00     79.9     13.990        582.32
52    SB586  661596577     40,000.00     01/01/98     11/15/12   180.00   01/31/00     89.3     11.625        434.21
52    SB586  661598359     35,000.00     01/01/98     11/22/07   120.00   01/31/00     75.5     10.625        438.12
52    SB586  661599209     54,100.00     01/01/98     11/07/19   264.00   01/31/00     83.6     12.625        560.74
52    SB587  661544015     10,562.54     11/01/97     09/22/07   118.00   01/31/00     80.6     14.125        152.63
52    SB587  661565002     72,000.00     12/01/97     10/09/17   239.00   01/31/00     78.2      8.945        595.56
52    SB81DD 661534834     18,000.00     12/01/97     10/22/07   119.00   01/31/00     88.9     11.875        237.14
52    SB81DD 661539726     29,000.00     12/01/97     10/09/17   239.00   01/31/00     80.1     10.625        269.48
52    SB85D  661520007     41,286.68     11/01/97     09/29/01    46.00   01/31/00     79.5     13.525      1,032.37
52    SB85D  661534552     20,910.07     12/01/97     10/22/07   119.00   01/31/00     83.0     10.875        265.60
52    SB85D  661534586     17,700.00     12/01/97     10/15/12   179.00   01/31/00     88.6     10.875        184.40
52    SB85D  661534602     56,624.15     12/01/97     10/13/14   203.00   01/31/00     84.8     12.375        615.59
52    SB85D  661534636     40,124.91     12/01/97     10/22/07   119.00   01/31/00     60.5     10.625        504.47
52    SB85D  661539767     21,300.00     12/01/97     10/22/07   119.00   01/31/00     88.6     11.625        277.79
52    SB85D  661541029     18,200.00     12/01/97     10/22/07   119.00   01/31/00     79.0     11.875        239.77
52    SB85D  661541052     15,133.96     12/01/97     10/22/07   119.00   01/31/00     62.2     10.625        190.27
52    SB85D  661561100     51,744.63     12/01/97     10/09/17   239.00   01/31/00     78.4     10.975        492.68
52    SBC103 800283657     92,800.00     01/01/98     11/03/22   300.00   01/31/00     80.0     11.625        878.50
52    SBC103 800300667     23,200.00     01/01/98     11/09/17   240.00   01/31/00     72.3     12.490        243.13
52    SBC103 800303984     35,900.00     01/01/98     11/22/07   120.00   01/31/00     79.7     11.625        468.19
52    SBC103 800304859     33,100.00     01/01/98     11/09/17   240.00   01/31/00     66.2     10.875        312.74
52    SBC103 800304891     29,300.00     01/01/98     11/09/17   240.00   01/31/00     68.5     10.375        267.73
52    SBC103 800305005     29,600.00     01/01/98     11/22/07   120.00   01/31/00     88.8     11.875        389.95
52    SBC103 800308397     45,000.00     01/01/98     11/09/17   240.00   01/31/00     79.6     11.275        436.51
52    SBC103 800308413     32,000.00     01/01/98     11/09/17   240.00   01/31/00     84.7     10.875        302.35
52    SBC103 800308421     94,100.00     01/01/98     11/22/07   120.00   01/31/00     64.8      9.000      1,100.13
52    SBC103 800308462    211,100.00     01/01/98     10/28/27   360.00   01/31/00     83.7     10.500      1,782.38
52    SBC103 800310237     60,400.00     01/01/98     11/09/17   240.00   01/31/00     51.1     11.625        599.32
52    SBC103 800310278     76,700.00     01/01/98     11/22/07   120.00   01/31/00     87.2     12.525      1,037.16
52    SBC103 800310369     51,000.00     01/01/98     11/03/22   300.00   01/31/00     68.0      9.000        395.04
52    SBC103 800310377     92,000.00     01/01/98     11/15/12   180.00   01/31/00     80.0      9.320        877.46
52    SBC103 800316325     56,600.00     01/01/98     10/28/27   360.00   01/31/00     79.7      9.320        432.44
52    SBC103 800316341     50,100.00     01/01/98     11/03/22   300.00   01/31/00     79.5      9.320        398.25


                                                                                                                             Page 18
ALLIANCE FUNDING
A division of Superior Bank FSB

                                                Sale Schedule -- Group 1, Sub Pool II
                              1997-4 Class 1 -- Initial of Fixed Rate Mortgages -- Settlement 12/22/97

                                                                                                                          Principal
Pool  Sale                                                                                                     Zip        Balance at
 ID    ID     Account        Name                    Address                       City               State    Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
52    SBC103  800316390  GARDNER DENNIS A        1149 KING ARTHUR DRIVE        MACON                    GA     31220       78,880.00
52    SBC103  800321341  MORRILL THOMAS S        12060 STONE CROSSING CIRCL    TAMPA                    FL     33635       17,300.00
52    SBC103  800336471  BRANDT DANNY E          1668 PORTSMOUTH LAKE DRIVE    BRANDON                  FL     33511       54,800.00
52    SBC103  800340770  CARLTON LINDA 0         1701 PEARL AVENUE             ALBANY                   GA     31707        9,400.00
52    SBC103  800341885  SCOTT GEORGE M          1204 WEST HUDSON AVENUE       NAMPA                    ID     83651       61,800.00
52    SBC103  800347023  EGGINK MARK J           6214 TYLER LANE               FERNDALE                 WA     98248       17,300.00
52    SBC103  800348104  SHAFER SCOTT D          21229 117TH STREET EAST       SUMNER                   WA     89390       15,200.00
52    SBC103  800355711  SKINNER KERN L          1709 SOUTH 74TH AVENUE        YAKIMA                   WA     98908       30,900.00
52    SBC103  800365322  BROWN CHARLES D         1205 W CASCADE ST             MOSES LAKE               WA     98837       31,439.00
52    SBC103  800377954  JOHN THOMAS L           1065 SAGE DRIVE               POCATELLO                ID     83204       21,762.00
52    SBC103  800391443  HARDY PAMELA S          7515 PRINE ROAD SW            OLYMPIA                  WA     98512       16,727.00
52    SBC103 5100000065  BORINO ANNA M           5640 FOREST SHORES DR NW      OLYMPIA                  WA     98502      136,000.00
52    SBC103 5100000222  CRAIN LAWRENCE T        1003 NE 66TH STREET           VANCOUVER                WA     98665       24,500.00
52    SBC103 5100000255  CONLEY CAROL A          1044 SE 147TH AVENUE          Portland                 OR     97233       89,800.00
52    SBC103 5100000412  SCHULTZ THOMAS R        18295 SW FARMINGTON ROAD      ALOHA                    OR     97007       75,800.00
52    SBC103 5100000784  MARTIN MICHAEL          31758 NORTHEAST 103RD STRE    CARNATION                WA     98014       23,200.00
52    SBC103 5100000818  SERKALOW ALEX R         2265 ELLIS AVENUE NE          SALEM                    OR     97301       23,366.00
52    SBC103 5100000867  POINTER DAVID W         2532 WESTWOOD PLACE SE        ALBANY                   OR     97321       55,626.00
52    SBC103 5100001121  DOW PRUDENCE            314 NORTH 35TH AVENUE         YAKIMA                   WA     98902       16,980.00
52    SBC103 5100001659  NIEDERT LYLE G          25180 S HUGHES LANE           MULINO                   OR     97042       88,265.00
52    SBC103 5100002087  GROSS ADELINE L         2144 37TH AVE NW              SALEM                    OR     97304       64,052.00
52    SBC103 5100002632  ROSELL WILLIAM G        7022 N NORMANDIE ST           SPOKANE                  WA     99208       29,200.00
52    SBC103 5100003929  BAKER RICHARD L         6403 NE 140TH AVENUE          VANCOUVER                WA     98682       20,000.00
52    SBC103 5100004018  RALSTON R MICHAEL       1110 SOUTH TAFT STREET        KENNEWICK                WA     99338       26,900.00
52    SBC90   800278962  SCOTT MELVIN A          224 BRITTANY CRT              MACON                    GA     31206       74,900.00
52    SBC90   800279028  WHITED JAMES D.         3312 REYNOLDS STREET          BRUNSWICK                GA     31520       32,040.00
52    SBC90   800300709  CHARLES RUBY E          48 WALNUT STREET              TOCCOA                   GA     30577       52,400.00
52    SBC90   800304982  INKS CHARLES L          220 JACKSON DRIVE             GRANDVIEW                WA     98930       87,300.00
52    SBC90   800305054  PARKS LARRY C           116 W SALESYARD ROAD          EMMETT                   ID     83617       91,200.00
52    SBC90   800305138  SOBIESCZYK JAMES A      2913 CARRIAGE WAY             WEST LINN                OR     97068       59,600.00
52    SBC90   800308157  COOPER RONALD L         8626 CRESTHILL AVENUE         SAVANNAH                 GA     31406       49,500.00
52    SBC90   800316366  GIDDENS JOHN R          5471 JEFFERSONVILLE ROAD      DRY BRANCH               GA     31020       88,000.00
52    SBC90   800316465  SMITH MARY E            400 LOXLEY DRIVE              WARNER ROBINS            GA     31088       11,271.00
52    SBC90   800318909  PARKIN CHARLES N        170 CASCADE QUEY              SODA SPRINGS             ID     83276       63,500.00
52    SBC90   800339749  JACKSON JOE D           1500 SOUTH SHEPPARD STREET    KENNEWICK                WA     99338       94,200.00
52    SBC90   800340374  POCKLINGTON BRUCE A     2050 SW CORDOBA COURT         CHEHALIS                 WA     98532      101,900.00
52    SBC90   800341240  ENGLISH MICHELLE L      7624 N ALBINA AVENUE          PORTLAND                 OR     97217       13,900.00
52    SBC90   800341299  MOORE MARION L          1817 REDWOOD COURT            FOREST GROVE             OR     97116      111,600.00
52    SBC90   800343667  ANDERSON KATIE MAE      1006 EAST SOCIETY AVE         ALBANY                   GA     31705       15,100.00
52    SBC90   800346629  MOORE MARION L          1817 REDWOOD COURT            FOREST GROVE             OR     97116       11,200.00
52    SBC90   800347486  GRIFFIN ROBERT E        58 CEDARHILLS DRIVE           POCATELLO                ID     83204       31,200.00
52    SBC90   800348427  WEBB D E                13241 SE RANSTAD COURT        MILWAUKIE                OR     97222       48,200.00
52    SBC90   800348484  SUTLICK ALBERT F        3135 CANBERRA DRIVE           WALLA WALLA              WA     99362      163,951.00
52    SBC90   800348518  BROWNING RONALD K       3024 GRANT ROAD               EAST WENATCHEE           WA     98802       29,406.00
52    SBC90   800355513  MONTALVO LINDA LOU      2707 CLINTON WAY              YAKIMA                   WA     98902       10,900.00
52    SBC90   800355810  HOOPES GLORIA           4846 FREEDOM AVENUE           CHUBBUCK                 ID     83202       30,400.00
52    SBC90   800356693  MORALES HUMBERTO F      846 17TH STREET               WASHOUGAL                WA     98671       47,794.00
52    SBC90   800365231  JAMISON DIRK            15540 SE DANA AVENUE          MILWAUKIE                OR     97267       15,200.00
52    SBC90   800365298  REAGAN ROBERT D         15017 NE 35TH CIRCLE          VANCOUVER                WA     98682       77,800.00
52    SBC90   800365306  PINKSTON ROBERT C       15301 SE ROYER ROAD           CLACKAMAS                OR     97015      125,527.00
52    SBC90   800366809  KERR DUANE G            6407 76TH ST SE               SNOHOMISH                WA     98290      113,900.00
52    SBC90   800366841  HACK HAROLD R           1518 NE 131ST CIRCLE          VANCOUVER                WA     98685       54,000.00
52    SBC90   800366932  FAHSHOLTZ CHRIS W       1816 SOUTH 18TH STREET        UNION GAP                WA     98903       14,419.00
52    SBC90   800369373  BYNUM JO ANNE A         612 SW 1ST COURT              BATTLE GROUND            WA     98604       77,952.00
52    SBC90  5100000057  BODNAR JOSEPH           17330 40TH AVENUE SOUTH       SEATTLE                  WA     98188       13,300.00
52    SBC90  5100000206  CORDOVA MANDY B         606 198TH STREET SOUTHEAST    BOTHELL                  WA     98012       44,400.00
52    SBC90  5100000297  HAGER FRANS CL          61176 FIR CREST KNOLL         BEND                     OR     97702       95,600.00
52    SBC90  5100000651  QUARLES WILLIAM         17043 NORTHEAST 38TH PLACE    BELLEVUE                 WA     98008       22,358.00
52    SBC90  5100000701  NUTT KIM J              4325 NW COLOUMBIA AVENUE      PORTLAND                 OR     97229       44,212.00
52    SBC90  5100001162  RAGLIN THOMAS L         1616 PACIFIC AVE N            KELSO                    WA     98626       14,709.00
52    SBC90  5100001170  HASART MARK E           8616 NE 110TH AVENUE          VANCOUVER                WA     98662       21,900.00
52    SBC90  5100001303  PORTESAN JOHN A         5630 178TH STREET SOUTHWES    LYNNWOOD                 WA     98037       28,173.00




                        Cut-off Date      First                                      Original  Current     Scheduled
Pool  Sale                Principal      Payment      Maturity    Rem      Date        LTV     Mortgage     Payment
 ID    ID     Account      Balance         Date         Date      Term      Due       Ratio      Rate      Int & Prin
---------------------------------------------------------------------------------------------------------------------
52    SBC103  800316390    78,880.00     01/01/98     10/28/27   360.00   01/31/00     80.0      9.375        605.58
52    SBC103  800321341    17,300.00     01/01/98     11/10/16   228.00   01/31/00     86.3     11.875        176.73
52    SBC103  800336471    54,800.00     01/01/98     11/09/17   240.00   01/31/00     60.8      9.000        455.07
52    SBC103  800340770     9,400.00     01/01/98     11/15/12   180.00   01/31/00     89.6     11.875        103.42
52    SBC103  800341885    61,800.00     01/01/98     11/03/22   300.00   01/31/00     65.0      9.000        478.69
52    SBC103  800347023    17,300.00     01/01/98     11/22/07   120.00   01/31/00     79.1     10.875        218.80
52    SBC103  800348104    15,200.00     01/01/98     11/09/17   240.00   01/31/00     88.3     11.625        150.82
52    SBC103  800355711    30,900.00     01/01/98     11/22/07   120.00   01/31/00     76.2     10.750        388.80
52    SBC103  800365322    31,239.00     01/01/98     11/22/07   120.00   01/31/00     84.8     10.625        393.54
52    SBC103  800377954    21,762.00     01/01/98     11/22/07   120.00   01/31/00     42.9     10.625        272.41
52    SBC103  800391443    16,727.00     01/01/98     11/15/12   180.00   01/31/00     85.2     12.175        187.03
52    SBC103 5100000065   136,000.00     01/01/98     11/20/08   132.00   01/31/00     84.5     12.750      1,772.95
52    SBC103 5100000222    24,500.00     01/01/98     11/19/09   144.00   01/31/00     81.1     13.225        313.98
52    SBC103 5100000255    89,800.00     01/01/98     11/19/09   144.00   01/31/00     62.3      9.000        943.19
52    SBC103 5100000412    75,800.00     01/01/98     11/09/17   240.00   01/31/00     61.2     11.625        752.14
52    SBC103 5100000784    23,200.00     01/01/98     11/14/13   192.00   01/31/00     56.1     10.375        228.98
52    SBC103 5100000818    23,366.00     01/01/98     11/09/17   240.00   01/31/00     83.1     12.990        252.52
52    SBC103 5100000867    55,626.00     01/01/98     11/15/12   180.00   01/31/00     89.9     11.875        612.04
52    SBC103 5100001121    16,980.00     01/01/98     10/28/27   360.00   01/31/00     80.7     11.375        153.72
52    SBC103 5100001659    88,265.00     01/01/98     11/22/07   120.00   01/31/00     41.2     11.490      1,144.82
52    SBC103 5100002087    64,052.00     01/01/98     11/09/17   240.00   01/31/00     73.8     11.275        621.32
52    SBC103 5100002632    29,200.00     01/01/98     11/19/09   144.00   01/31/00     53.5     12.375        360.10
52    SBC103 5100003929    20,000.00     01/01/98     11/25/04    84.00   01/31/00     58.3     10.625        312.41
52    SBC103 5100004018    26,900.00     01/01/98     11/15/12   180.00   01/31/00     74.1     13.625        324.41
52    SBC90   800278962    74,900.00     12/01/97     09/29/25   335.00   01/31/00     78.8      9.330        580.53
52    SBC90   800279028    31,938.19     12/01/97     10/20/08   131.00   01/31/00     84.9     12.990        421.96
52    SBC90   800300709    52,400.00     12/01/97     10/24/05    95.00   01/31/00     74.8      9.000        708.47
52    SBC90   800304982    87,300.00     12/01/97     10/09/17   239.00   01/31/00     73.9      9.320        741.63
52    SBC90   800305054    91,200.00     12/01/97     10/04/21   287.00   01/31/00     80.0      9.320        732.71
52    SBC90   800305138    59,600.00     12/01/97     10/02/23   311.00   01/31/00     64.9     11.625        560.62
52    SBC90   800308157    49,434.37     12/01/97     10/09/17   239.00   01/31/00     77.3      9.320        420.51
52    SBC90   800316366    88,000.00     12/01/97     10/15/12   179.00   01/31/00     80.0      9.000        823.78
52    SBC90   800316465    11,271.00     12/01/97     10/09/17   239.00   01/31/00     88.6     12.525        118.37
52    SBC90   800318909    63,499.25     12/01/97     10/23/06   107.00   01/31/00     77.0      9.320        803.64
52    SBC90   800339749    93,750.86     12/01/97     10/22/07   119.00   01/31/00     67.2      9.000      1,101.29
52    SBC90   800340374   101,900.00     12/01/97     10/04/21   287.00   01/31/00     73.8      9.000        798.20
52    SBC90   800341240    13,900.00     12/01/97     10/22/07   119.00   01/31/00     74.0     10.875        175.80
52    SBC90   800341299   111,600.00     01/01/98     10/28/27   360.00   01/31/00     79.7      9.320        852.66
52    SBC90   800343667    14,931.50     11/01/97     09/28/02    58.00   01/31/00     41.6     12.375        312.61
52    SBC90   800346629    11,200.00     01/01/98     11/09/17   240.00   01/31/00     87.7     11.875        112.92
52    SBC90   800347486    31,200.00     01/01/98     11/09/17   240.00   01/31/00     89.1     12.475        326.67
52    SBC90   800348427    48,200.00     01/01/98     11/18/10   156.00   01/31/00     32.7      9.000        484.75
52    SBC90   800348484   163,951.00     11/01/97     09/19/09   142.00   01/31/00     66.9      8.500      1,679.68
52    SBC90   800348518    29,406.00     01/01/98     11/09/17   240.00   01/31/00     78.4     11.125        282.46
52    SBC90   800355513    10,793.23     11/01/97     09/23/06   106.00   01/31/00     87.1     11.625        150.62
52    SBC90   800355810    30,400.00     01/01/98     11/09/17   240.00   01/31/00     88.5     11.875        306.51
52    SBC90   800356693    47,794.00     01/01/98     11/19/09   144.00   01/31/00     46.8      9.000        501.99
52    SBC90   800365231    15,200.00     01/01/98     11/09/17   240.00   01/31/00     86.1     11.625        150.82
52    SBC90   800365298    77,800.00     01/01/98     11/10/16   228.00   01/31/00     58.4      9.000        658.40
52    SBC90   800365306   125,527.00     01/01/98     11/19/09   144.00   01/31/00     64.7      9.000      1,318.44
52    SBC90   800366809   113,900.00     01/01/98     11/22/07   120.00   01/31/00     55.5      9.000      1,331.61
52    SBC90   800366841    53,817.24     11/01/97     09/09/17   238.00   01/31/00     74.9     12.250        557.51
52    SBC90   800366932    14,358.14     11/01/97     09/22/07   118.00   01/31/00     88.4     11.125        184.25
52    SBC90   800369373    77,952.00     11/01/97     09/09/17   238.00   01/31/00     59.9     11.375        761.09
52    SBC90  5100000057    13,282.06     12/01/97     10/12/15   215.00   01/31/00     89.9     11.125        131.76
52    SBC90  5100000206    44,398.31     11/01/97     09/15/12   178.00   01/31/00     89.2     11.775        485.90
52    SBC90  5100000297    95,600.00     01/01/98     11/04/21   288.00   01/31/00     79.6      9.320        768.06
52    SBC90  5100000651    22,358.00     12/01/97     10/09/17   239.00   01/31/00     89.7     11.625        221.85
52    SBC90  5100000701    44,212.00     01/01/98     11/15/12   180.00   01/31/00     80.1     12.900        513.61
52    SBC90  5100001162    14,709.00     12/01/97     10/28/02    59.00   01/31/00     38.5     12.240        303.59
52    SBC90  5100001170    21,900.00     01/01/98     11/09/17   240.00   01/31/00     87.2     12.375        227.88
52    SBC90  5100001303    28,173.00     01/01/98     11/15/12   180.00   01/31/00     78.2     10.625        289.45


                                                                                                                             Page 19
ALLIANCE FUNDING
A division of Superior Bank FSB

                                                Sale Schedule -- Group 1, Sub Pool II
                              1997-4 Class 1 -- Initial of Fixed Rate Mortgages -- Settlement 12/22/97

                                                                                                                          Principal
Pool  Sale                                                                                                     Zip        Balance at
 ID    ID     Account        Name                    Address                       City               State    Code      Origination
------------------------------------------------------------------------------------------------------------------------------------
52    SBC90  5100001345  KENT LARRY W             812 NORTH WILBUR ROAD         SPOKANE                 WA     99206       34,400.00
52    SBC90  5100001709  JONES TAMMY J            6717 NE 110TH AVENUE          VANCOUVER               WA     98662       24,938.00
52    SBC90  5100001766  KOOL IVO P               13617 NE 191ST AVENUE         BRUSH PRAIRIE           WA     98606       93,600.00
52    SBC90  5100002061  SALVATORI KURT A         3124 SOUTH 144TH STREET       SEATTLE                 WA     98168       15,061.00
52    SBC90  5100002129  THIELE MARK E            4038 CONIFER PARK DRIVE SE    PORT ORCHARD            WA     98366       13,400.00
52    SBC90  5100002772  MARTINEZ ADRIA L         2116 NE STAPLETON ROAD        VANCOUVER               WA     98661       24,300.00
52    SBC90  5100002970  SEXTON LLOYD R W         811 NW TOWLE AVENUE           GRESHAM                 OR     97030       14,800.00
52    SBC90  5100003853  QUERUBIN VINCE           2723 ALDERBROOK COURT N       PUYALLUP                WA     98374       23,400.00
52    SBC90  5100003895  STALDER PHILIP M         1018 QUEEN AVENUE             YAKIMA                  WA     98902       13,900.00
                    ----------------------------                                                                       -------------
                    146  Sale Total                                                                                     7,025,208.00

53    BSC35D  800309668  BALLARD STEPHEN LEE      973 SHOCKNEY DRIVE            ORMOND BEACH            FL     32175       15,000.00
53    BSC35D  800328619  JUBRAN AMER              96 HILLSIDE AVENUE            QUINCY                  MA     02170       11,475.00
53    BSC35D  800340127  CARMACK MILDRED L.       4201 BOWLIN COURT             WAKE FOREST             NC     27587       67,500.00
53    BSC35D  800357071  BOWERS WILLIAM J.        6338 RANNOCK DRIVE            FAYETTEVILLE            NC     28304       51,100.00
53    BSC35D  800367385  SWENSON RONALD J         13613 178TH AVE NE            REDMOND                 WA     98052       59,450.00
53    BSC35D  800368235  BURKE THOMAS K           5070 RIVER LAKE DRIVE         FAIRBURN                GA     30213       38,500.00
53    BSC35D  800373748  ROSE SUSAN D             260 KAY ROAD                  BYRON                   GA     31008       40,500.00
53    BSC35D  800377822  HOLMGREN ROBERT G        31636 9TH PLACE SW            FEDERAL WAY             WA     98023       27,050.00
53    BSC35D  800379190  BERT PAMELA A            623 BROOKHAVEN COURT          KIRKWOOD                MO     63122       15,129.00
53    BSC35D  800379356  HOYT VIRGINIA L          2251 MIRA VISTA DRIVE         EL CERRITO              CA     94530       29,000.00
53    BSC35D  800382582  HOOVER GARY R            15 HILL PLACE                 WENTZVILLE              MO     63385       45,885.00
53    BSC35D  800382608  DAVIES DEBRA             5361 MARINE PARKWAY           NEW PORT RICHEY         FL     34652       10,560.00
53    BSC35D  800392540  THOMPSON MATTHEW S       2765 MAIDA LANE               SCHENECTADY             NY     12306       33,600.00
53    BSC35D  800396715  MONGE CARLOS             6437 GEYSER AVENUE            RESEDA                  CA     91335       54,900.00
53    BSC35D  800401010  CONDIE JOHN J            1118 2ND STREET               KIRKLAND                WA     98033       41,000.00
53    BSC35D  800402679  SUMMERS PAUL A           801 S KEENE ROAD              CLEARWATER              FL     34616       32,300.00
53    BSC35D  800405458  ETTLIN MARK K            425 NYES PLACE                LAGUNA BEACH            CA     92651       89,600.00
53    BSC35D  800405656  BRONDOU BERNARD E.       466 MALCOLM DRIVE             MOON TOWNSHIP           PA     15108       27,100.00
53    BSC35D  800406910  MARTIN GORDON L          206 SOUTH WEST 303RD STREE    FEDERAL WAY             WA     98023       16,200.00
53    BSC35D  800408585  HOBBY STEVEN A.          8956 NORTHEAST 192ND PLACE    BOTHELL                 WA     98011       56,000.00
53    BSC35D  800409690  CHOMOS CYNTHIA L         7418 32ND AVENUE NW           SEATTLE                 WA     98117       66,000.00
53    BSC35D  800413973  MOLIMIS ANTONIO          1434 SILVERTHORN DRIVE        ORLANDO                 FL     32825       46,628.00
53    SB98    661537290  KELLY DIANNE L           8524 LOUISE DRIVE             MENTOR                  OH     44060       24,400.00
53    SBC101  800233314  DAVIS JAMES S            170 NATIONAL DRIVE            MONROEVILLE             PA     15146       27,090.00
53    SBC101  800285918  DOWERS RICHARD B.        38015 SE FALL CREEK RD        ESTACADA                OR     97023       54,900.00
53    SBC101  800304933  LARSON BRADLEY D         107 SOUTHEAST MAPLE STREET    COLLEGE PLACE           WA     99324       21,800.00
53    SBC101  800352437  MOORE MICHAEL L          4910 NORTH REES ROAD          SPOKANE                 WA     99216       80,000.00
53    SBC101  800384695  OLDS WARNER S            17689 CHARNWOOD DRIVE         BOCA RATON              FL     33498       35,000.00
53    SBC101  800399735  PUCCINELLI RONALD JOSEPH 3609 HIGHLAND AVENUE          REDWOOD CITY            CA     94062       42,500.00
53    SBC101  800403727  GARCIA FRANCISCO         790 LAKE SYBELIA DRIVE        MAITLAND                FL     32751       44,853.00
53    SBC101  800405698  PLESNIAK WALTER JR       1816 NEW YORK AVENUE          PORT VUE                PA     15133       27,354.00
53    SBC101  800418121  KOLSTAD RENDIE C         127 WOODRIDGE LANE            MOORESVILLE             NC     28115       30,000.00
53    SBC101  800422834  MISEJKA KENNETH L        913 CENTER STREET             TARENTUM                PA     15084       28,800.00
53    SBC101  800424624  FRANKEN MICHELE          6212 LAKESHORE DRIVE          HOUSE SPRINGS           MO     63051       39,000.00
53    SBC101  800426314  DUNDON THOMAS            12 BAXTER ROAD                ELIZAVILLE              NY     12523       28,700.00
53    SBC101  800432726  DENTON STEVEN J          103 EGGLESTON STREET          CORINTH                 NY     12882       22,300.00
53    SBC101  800432775  WOJTAS DAVID F           1020 BREYMAN HIGHWAY          TIPTON                  MI     49287       65,000.00
53    SBC101  800433872  DICKENS NATALIE S        16255 FULLERTON MEADOWS DR    WILDWOOD                MO     63011       25,278.00
53    SBC101  800439317  LYNCH JOSEPH             1226 EAST 11TH STREET         EDDYSTONE               PA     19022       16,000.00
53    SBC101  800444515  TRANKER CAROLE A         8217 CASSIE ROAD              JACKSONVILLE            FL     32221       50,468.00
53    SBC101  800450660  TINBERG JEANNE S         6043 RANDAN COURT             NEW PORT RICHEY         FL     34652       45,126.00
53    SBC102  800307571  HUDDLESTON CHARLES T     1256 PASADENA AVENUE NE       ATLANTA                 GA     30306       55,500.00
53    SBC102  800438756  KIMBER KEVIN L           4901 SOUTH 600 WEST           RIVERDALE               UT     84405       48,564.00
53    SBC99   800341109  LARSEN CORINNE C         335 EAST 400 SOUTH STREET     EPHRAIM                 UT     84627       29,000.00
53    SBC99   800353930  EPPS JAMES               1247 82ND BOULEVARD           UNIVERSITY CITY         MO     63132       17,247.00
53    SBC99   800422701  LALK SHARLENE M          821 WILSHIRE PLACE            HERCULANEUM             MO     63048       19,668.00
53    SBC99   800427239  STROLE BARBARA L         22415 SE 399TH ST             ENUMCLAW                WA     98022       67,300.00
53    SBC99   800428708  LEWIS TERESA G           615 WALL ST                   WENTZVILLE              MO     63385       15,137.00
                     ---------------------------                                                                       -------------
                     48  Sale Total                                                                                     1,835,462.00

                  1,168  Grand Total Sub-Pool II                                                                       61,838,701.00




                           Cut-off Date      First                                      Original  Current     Scheduled
Pool  Sale                  Principal      Payment      Maturity    Rem      Date        LTV     Mortgage     Payment
 ID    ID      Account       Balance         Date         Date      Term      Due       Ratio      Rate      Int & Prin
-----------------------------------------------------------------------------------------------------------------------
52    SBC90   5100001345     34,400.00     01/01/98     11/19/09   144.00   01/31/00     89.3     11.625        409.81
52    SBC90   5100001709     24,938.00     01/01/98     11/15/12   180.00   01/31/00     71.7     10.625        256.21
52    SBC90   5100001766     93,140.95     11/01/97     09/22/07   118.00   01/31/00     55.0      8.500      1,071.05
52    SBC90   5100002061     14,938.76     11/01/97     09/22/07   118.00   01/31/00     85.3     11.875        198.42
52    SBC90   5100002129     13,400.00     12/01/97     10/28/02    59.00   01/31/00     85.4     12.140        275.95
52    SBC90   5100002772     24,300.00     12/01/97     10/09/17   239.00   01/31/00     89.1     11.740        242.91
52    SBC90   5100002970     14,743.65     12/01/97     10/22/07   119.00   01/31/00     57.0     12.875        202.93
52    SBC90   5100003853     23,379.96     12/01/97     10/09/17   239.00   01/31/00     84.1     12.625        247.29
52    SBC90   5100003895     13,900.00     01/01/98     11/28/02    60.00   01/31/00     54.8     10.625        276.51
                     -----------------                             ------                -----------------------------
                     146  7,020,324.28                             203.97                74.4     10.496     73,692.57

53    BSC35D  800309668      14,901.83     09/27/97     08/27/17   236.84   01/31/00     62.9     10.150        146.25
53    BSC35D  800328619      11,475.00     11/06/97     10/06/12   178.16   01/31/00     80.8     12.950        144.81
53    BSC35D  800340127      67,073.71     11/03/97     10/03/17   238.06   01/31/00     90.0     11.900        738.53
53    BSC35D  800357071      51,095.59     11/01/97     10/01/17   238.00   01/31/00     70.0      9.100        463.05
53    BSC35D  800367385      59,372.15     10/26/97     09/26/17   237.83   01/31/00     80.1     12.000        654.60
53    BSC35D  800368235      38,500.00     11/01/97     10/01/12   178.00   01/31/00     89.5     11.550        450.98
53    BSC35D  800373748      40,500.00     11/06/97     10/06/17   238.16   01/31/00     90.0     11.650        436.10
53    BSC35D  800377822      26,895.76     11/01/97     10/01/17   238.00   01/31/00     83.2     10.300        266.44
53    BSC35D  800379190      15,129.00     11/06/97     10/06/07   118.16   01/31/00     79.5     10.900        207.55
53    BSC35D  800379356      28,883.04     11/14/97     10/14/07   118.42   01/31/00     37.6      9.650        377.64
53    BSC35D  800382582      45,813.92     11/16/97     10/16/12   178.49   01/31/00     69.0      8.900        462.67
53    BSC35D  800382608      10,526.52     11/14/97     10/14/12   178.42   01/31/00     89.9     11.550        123.70
53    BSC35D  800392540      33,501.19     11/08/97     10/08/07   118.22   01/31/00     76.0     10.300        449.63
53    BSC35D  800396715      54,889.56     11/14/97     10/14/12   178.42   01/31/00     89.6     10.900        518.68
53    BSC35D  800401010      41,000.00     11/16/97     10/16/17   238.49   01/31/00     89.9     10.900        420.41
53    BSC35D  800402679      32,295.94     11/07/97     10/07/17   238.19   01/31/00     89.2     10.800        329.01
53    BSC35D  800405458      89,585.53     11/15/97     10/15/17   238.45   01/31/00     84.9     12.000        986.57
53    BSC35D  800405656      27,078.65     11/13/97     10/13/12   178.39   01/31/00     89.8     11.300        313.14
53    BSC35D  800406910      16,145.01     11/16/97     10/16/12   178.49   01/31/00     83.7      9.650        170.63
53    BSC35D  800408585      55,981.98     11/21/97     10/21/17   238.65   01/31/00     83.1     10.050        542.27
53    BSC35D  800409690      65,913.10     11/14/97     10/14/17   238.42   01/31/00     75.2     10.750        670.05
53    BSC35D  800413973      46,528.97     11/16/97     10/16/17   238.49   01/31/00     85.0     12.250        521.56
53    SB98    661537290      24,400.00     10/15/97     09/15/27   357.47   01/31/00     75.1     14.625        301.22
53    SBC101  800233314      25,550.94     07/13/97     06/13/07   114.38   01/31/00     89.8     11.800        385.54
53    SBC101  800285918      54,631.29     09/25/97     08/25/12   176.78   01/31/00     61.4     10.650        611.98
53    SBC101  800304933      21,791.57     10/01/97     09/01/17   237.00   01/31/00     85.6     11.625        234.36
53    SBC101  800352437      79,970.39     11/01/97     10/01/12   178.00   01/31/00     80.0      8.820        802.87
53    SBC101  800384695      35,000.00     12/13/97     11/13/17   239.41   01/31/00     88.0     11.550        374.46
53    SBC101  800399735      42,500.00     12/07/97     11/07/17   239.21   01/31/00     84.0     12.750        490.37
53    SBC101  800403727      44,853.00     12/10/97     11/10/17   239.31   01/31/00     87.4     11.300        472.16
53    SBC101  800405698      27,354.00     12/17/97     11/17/12   179.54   01/31/00     90.0     11.300        316.08
53    SBC101  800418121      30,000.00     12/10/97     11/10/12   179.31   01/31/00     73.1     12.050        361.02
53    SBC101  800422834      28,800.00     12/17/97     11/17/07   119.54   01/31/00     79.8     13.500        438.55
53    SBC101  800424624      39,000.00     12/10/97     11/10/17   239.31   01/31/00     85.1     11.900        426.71
53    SBC101  800426314      28,700.00     12/05/97     11/05/12   179.15   01/31/00     79.6     11.650        338.01
53    SBC101  800432726      22,300.00     12/05/97     11/05/17   239.15   01/31/00     87.6     11.300        234.75
53    SBC101  800432775      65,000.00     12/13/97     11/13/17   239.41   01/31/00     89.3     10.900        666.50
53    SBC101  800433872      25,278.00     12/17/97     11/17/07   119.54   01/31/00     88.1     10.900        346.78
53    SBC101  800439317      16,000.00     12/11/97     11/11/07   119.34   01/31/00     84.6     10.150        212.77
53    SBC101  800444515      50,468.00     12/13/97     11/13/17   239.41   01/31/00     89.6     10.900        517.49
53    SBC101  800450660      45,126.00     12/10/97     11/10/17   239.31   01/31/00     82.2     11.900        493.73
53    SBC102  800307571      55,500.00     11/01/97     10/01/17   238.00   01/31/00     89.8     11.400        588.05
53    SBC102  800438756      48,564.00     12/17/97     11/17/12   179.54   01/31/00     85.2     11.900        579.73
53    SBC99   800341109      28,997.54     11/01/97     10/01/17   238.00   01/31/00     88.0     12.125        321.85
53    SBC99   800353930      17,207.15     11/01/97     10/01/07   118.00   01/31/00     54.3      9.900        226.97
53    SBC99   800422701      19,603.09     12/03/97     11/03/17   239.08   01/31/00     89.0     10.900        201.67
53    SBC99   800427239      67,143.50     12/01/97     11/01/17   239.00   01/31/00     85.4      9.150        612.02
53    SBC99   800428708      15,137.00     12/03/97     11/03/07   119.08   01/31/00     80.9     10.050        200.46
                     -----------------                             ------                -----------------------------
                     48   1,831,961.92                             211.11                82.3     11.063     20,150.37

                  1,168  61,777,516.35                             211.09                77.3     11.466    667,819.30

                                  EXHIBIT H-3

                    MORTGAGE LOAN SCHEDULE FOR SUB-POOL III


Alliance Funding                                 Sale Schedule B - Group 2, Sub-Pool III                       Page 1 - 12 12/17/97
A division of Superior Bank FSB                  1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97

                                                     Principal    Type of   Scheduled   Cut-off Date  Original     Next      Current
                                                    Balance at   Mortgaged   Payment     Principal       LTV    Adjustment  Mortgage
Pool ID  Sale ID   Account      Name                Origination  Property   Int & Prin    Balance       Ratio      Date       Rate
-----------------------------------------------------------------------------------------------------------------------------------
61       MLC170   800241994  PHILLIPS EDWARD J        55,250.00      1          479.76     55,148.36    85.0     01/01/98     9.875
61       MLC170   800271215  TARNEF MICHAEL A        100,000.00      1          859.15     99,858.91    58.8     08/01/99     9.750
61       MLC170   800288102  LANDIS ROBERT E          95,448.00      1          793.89     95,448.00    85.9     11/01/99     9.375
61       MLC170   800291502  RODRIGUEZ ANGELICA      144,500.00      1        1,362.48    144,447.05    85.0     04/01/98    10.875
61       MLC170   800298705  CLARK CHARLIA M          52,275.00      1          487.98     52,275.00    85.0     11/01/99    10.750
61       MLC170   800304826  HOLLY BRIAN             189,000.00      1        1,623.80    189,000.00    90.0     11/01/99     9.750
61       MLC170   800313447  HOLZER ERIC             210,000.00      1        1,670.85    209,882.27    75.0     04/01/98     8.875
61       MLC170   800317497  KING JACOB E III         51,139.00      1          496.69     51,000.04    81.1     09/01/99    11.250
61       MLC170   800326746  BROWN PAMELA A           65,000.00      1          606.76     64,975.53    63.7     11/01/99    10.750
61       MLC170   800330284  DOHRMANN MARK E         182,430.00      1        1,467.88    182,330.35    90.0     04/01/98     9.000
61       MLC170   800339715  LOCKEN ROBERT FRANCIS   101,700.00      1          873.76    101,700.00    88.4     11/01/99     9.750
61       MLC170   800340382  LARRABEE STEVEN R       103,500.00      1          985.65    103,463.10    90.0     10/01/99    11.000
61       MLC170   800348716  DAKIN PETER E            65,700.00      1          570.50     65,700.00    90.0     11/01/99     9.875
61       MLC170   800353229  EBERHARDT EDWARD J       50,000.00      1          415.87     49,974.76    71.4     11/01/99     9.375
61       MLC170   800353633  BLACKBURN RAYMOND        72,250.00      1          708.61     72,226.26    85.0     10/01/99    11.375
61       MLC170   800356164  PETERS ROBERT K         112,500.00      1        1,071.36    112,459.89    90.0     10/01/99    11.000
61       MLC170   800357568  SANTANA JAMES            89,090.00      1          907.83     89,063.79    80.9     11/01/99    11.875
61       MLC170   800357808  OTTO WALTER G III       193,050.00      1        1,838.46    192,981.17    90.0     11/01/99    11.000
61       MLC170   800358616  HEMPENSTALL LINDA A     130,475.00      1        1,145.01    130,417.28    85.0     04/01/98    10.000
61       MLC170   800358954  DUNN JAMES C             80,500.00      1          721.36     80,500.00    89.4     11/01/99    10.250
61       MLC170   800359069  O BYRNE PAULA J         192,400.00      1        1,832.28    192,331.39    80.0     10/01/99    11.000
61       MLC170   800360208  WINTERS JUNE            134,400.00      1        1,292.63    134,353.37    80.0     04/01/98    11.125
61       MLC170   800360273  BLANK WILLIAM           172,000.00      1        1,703.30    172,000.00    80.0     05/01/98    11.500
61       MLC170   800368201  KITLAS RON               45,500.00      1          395.10     45,479.33    70.0     11/01/99     9.875
61       MLC170   800369779  ASMAR HANI M            103,275.00      1          983.51    103,238.18    85.0     11/01/99    11.000
61       MLC170   800370934  PONIATOWSKI THOMAS J    139,000.00      1        1,297.54    138,947.67    82.7     11/01/99    10.750
61       MLC170   800372609  MILLER QUENTIN L         85,125.00      1          669.68     85,125.00    75.0     05/01/98     8.750
61       MLC170   800373169  ROSA CARMEN C           144,500.00      1        1,241.48    144,432.58    85.0     04/01/98     9.750
61       MLC170   800375750  WELCH EDWARD C           78,500.00      1          555.61     78,386.02    78.5     03/01/98     7.625
61       MLC170   800379554  GIAIMO ANGELO            36,000.00      1          325.95     36,000.00    55.3     11/01/99    10.375
61       MLC170   800386476  LANZARONE ANNE          136,800.00      1        1,315.72    136,508.51    90.0     05/01/99    11.125
61       MLC170   800387821  DURLIN DENNIS A          85,000.00      1          714.73     85,000.00    79.0     11/01/99     9.500
61       MLC170   800389165  AROCHO FERNANDO          81,000.00      1          695.92     80,962.21    75.0     04/01/98     9.750
61       MLC170   800392987  BULLS DONALD             71,400.00      1          679.96     71,400.00    85.0     11/01/99    11.000
61       MLC170   800401192  GRUMEZA ION             193,500.00      1        1,662.46    193,500.00    75.0     05/01/98     9.750
61       MLC170   800402430  MOTEN WILLIE E           87,200.00      1          863.53     87,200.00    80.0     11/01/99    11.500
61       MLC170   800404469  DUNN ACCENT              92,300.00      1          958.30     92,274.31    65.9     11/01/99    12.125
61       MLC170   800408460  BOVA CHARLES F JR       149,400.00      1        1,297.31    149,400.00    90.0     11/01/99     9.875
61       MLC170   800409906  HUGGLER MICHAEL D       151,200.00      1        1,189.49    151,200.00    90.0     11/01/99     8.750
61       MLC170   800412918  LITTLE DAVID E          103,950.00      1          902.65    103,950.00    90.0     11/01/99     9.875
61       MLC170   800424541  WESARG WALTER           119,000.00      1        1,224.05    119,000.00    83.8     11/01/99    12.000
61       MLC170   800425118  ROSS BETSY               57,600.00      1          543.10     57,600.00    80.0     11/01/99    10.875
61       MLC170   800427288  MARTIN BARRY G          162,750.00      1        1,265.85    162,750.00    75.0     11/01/99     8.625
61       MLC170   800427296  CHASE LEE E             113,400.00      1        1,005.66    113,400.00    90.0     11/01/99    10.125
61       MLC170   800428385  THEIS MARK A            144,000.00      1        1,357.76    144,000.00    79.9     11/01/99    10.875
61       MLC172   800207649  EDOUARD JULIO MD         74,250.00      1          700.10     74,111.46    75.0     07/01/99    10.875
61       MLC172   800216467  KATCHMER GERALD N        33,600.00      1          335.95     33,528.50    80.0     07/01/99    11.625
61       MLC172   800243453  ARSENYEVICTZ ALICE       59,500.00      1          606.31     59,464.81    85.0     09/01/99    11.875
61       MLC172   800261570  ORLANDO RICHARD T       112,000.00      1        1,141.29    111,934.23    68.7     09/01/99    11.875
61       MLC172   800268682  REDD CRAIG               88,200.00      1          790.36     88,200.00    70.0     11/01/99    10.250
61       MLC172   800279127  ALLEN JOHN C.            71,400.00      1          686.71     71,375.23    85.0     11/01/99    11.125
61       MLC172   800279150  DALEY PATRICIA A         95,000.00      1        1,050.89     94,978.28    70.8     10/01/99    13.000
61       MLC172   800281354  ECHON DAVID              66,000.00      1          603.73     65,947.31    70.2     10/01/99    10.500
61       MLC172   800290041  MUHAMMAD AL HASAN MAIK   55,000.00      1          544.66     54,946.75    73.3     09/01/99    11.500
61       MLC172   800293235  JOHNSON ERIC W           65,700.00      1          638.12     65,655.43    90.0     09/01/99    11.250
61       MLC172   800301327  KLEPTACH TERRY           29,750.00      1          300.30     29,731.91    85.0     09/01/99    11.750
61       MLC172   800301608  BOVILLE LAWRENCE A JR   128,350.00      1        1,295.58    128,271.98    85.0     09/01/99    11.750


                                 Property
                                 Value at    Owner
Pool ID  Sale ID   Account     Origination  Occupied
----------------------------------------------------
61       MLC170   800241994       65,000.00    Y
61       MLC170   800271215      170,000.00    Y
61       MLC170   800288102      111,000.00    Y
61       MLC170   800291502      170,000.00    Y
61       MLC170   800298705       61,500.00    Y
61       MLC170   800304826      210,000.00    Y
61       MLC170   800313447      280,000.00    Y
61       MLC170   800317497       63,000.00    Y
61       MLC170   800326746      102,000.00    Y
61       MLC170   800330284      202,700.00    Y
61       MLC170   800339715      115,000.00    Y
61       MLC170   800340382      115,000.00    Y
61       MLC170   800348716       73,000.00    Y
61       MLC170   800353229       70,000.00    Y
61       MLC170   800353633       85,000.00    Y
61       MLC170   800356164      125,000.00    Y
61       MLC170   800357568      110,000.00    Y
61       MLC170   800357808      214,500.00    Y
61       MLC170   800358616      153,500.00    Y
61       MLC170   800358954       90,000.00    Y
61       MLC170   800359069      240,500.00    Y
61       MLC170   800360208      168,000.00    Y
61       MLC170   800360273      215,000.00    Y
61       MLC170   800368201       65,000.00    N
61       MLC170   800369779      121,500.00    Y
61       MLC170   800370934      168,000.00    Y
61       MLC170   800372609      113,500.00    Y
61       MLC170   800373169      170,000.00    Y
61       MLC170   800375750      100,000.00    Y
61       MLC170   800379554       65,000.00    Y
61       MLC170   800386476      152,000.00    Y
61       MLC170   800387821      107,500.00    Y
61       MLC170   800389165      108,000.00    Y
61       MLC170   800392987       84,000.00    Y
61       MLC170   800401192      258,000.00    Y
61       MLC170   800402430      109,000.00    Y
61       MLC170   800404469      140,000.00    Y
61       MLC170   800408460      166,000.00    Y
61       MLC170   800409906      168,000.00    Y
61       MLC170   800412918      115,500.00    Y
61       MLC170   800424541      142,000.00    Y
61       MLC170   800425118       72,000.00    Y
61       MLC170   800427288      217,000.00    Y
61       MLC170   800427296      126,000.00    Y
61       MLC170   800428385      180,200.00    Y
61       MLC172   800207649       99,000.00    Y
61       MLC172   800216467       42,000.00    Y
61       MLC172   800243453       70,000.00    Y
61       MLC172   800261570      163,000.00    Y
61       MLC172   800268682      126,000.00    N
61       MLC172   800279127       84,000.00    Y
61       MLC172   800279150      134,000.00    Y
61       MLC172   800281354       94,000.00    Y
61       MLC172   800290041       75,000.00    Y
61       MLC172   800293235       73,000.00    Y
61       MLC172   800301327       35,000.00    Y
61       MLC172   800301608      151,000.00    Y


Alliance Funding                                 Sale Schedule B - Group 2, Sub-Pool III                       Page 2 - 12 12/17/97
A division of Superior Bank FSB                  1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97

                                                     Principal    Type of   Scheduled   Cut-off Date  Original     Next     Current
                                                    Balance at   Mortgaged   Payment     Principal       LTV    Adjustment  Mortgage
Pool ID  Sale ID   Account      Name                Origination  Property   Int & Prin    Balance       Ratio      Date       Rate
------------------------------------------------------------------------------------------------------------------------------------
61       MLC172   800307738  ZIPPITTELLI, LOUIS A SR  93,750.00      1          901.67     93,684.64    75.0     10/01/99    11.125
61       MLC172   800319402  MEJIA FRANCISCO         121,500.00      1        1,032.74    121,500.00    90.0     11/01/99     9.625
61       MLC172   800328775  MAYER ELZBIETA B        178,500.00      1        1,699.90    178,436.35    85.0     04/01/98    11.000
61       MLC172   800329104  CAMPBELL MAXINE L        51,200.00      1          531.58     51,171.36    80.0     10/01/99    12.125
61       MLC172   800329237  CARRERO JOSEPH          100,000.00      1          877.57    100,000.00    38.4     11/01/99    10.000
61       MLC172   800337859  WRECSICS ANNA M         113,200.00      1        1,219.13    113,171.83    80.0     11/01/99    12.625
61       MLC172   800339194  AGONITO CHRISTOPHE P     42,400.00      1          415.84     42,386.08    80.0     11/01/99    11.375
61       MLC172   800341380  CARR MARGARET            50,400.00      1          503.92     50,336.40    60.0     08/01/99    11.625
61       MLC172   800342958  MCDOWELL ELLEN C         52,900.00      1          503.78     52,862.10    64.9     09/01/99    11.000
61       MLC172   800343311  MILLER CHARLES M         64,800.00      1          697.87     64,800.00    80.0     11/01/99    12.625
61       MLC172   800348013  HERNDON LILALVA         128,000.00      1        1,316.62    128,000.00    80.0     11/01/99    12.000
61       MLC172   800355414  AUSTIN JACQUELINE E      63,890.00      1          669.50     63,872.71    80.8     10/01/99    12.250
61       MLC172   800357048  MARTIN GARY J           119,700.00      1        1,185.38    119,661.74    90.0     10/01/99    11.500
61       MLC172   800359481  MEBS CHARLES A JR       106,250.00      1        1,011.84    106,212.12    82.3     10/01/99    11.000
61       MLC172   800359895  SINGH RAJENDRA M        111,650.00      1        1,021.31    111,605.63    85.8     04/01/98    10.500
61       MLC172   800364879  NIEMKIEWICZ SEBASTIAN   140,250.00      1        1,204.96    140,184.57    85.0     05/01/98     9.750
61       MLC172   800367484  WINTERS ROBERT J         62,900.00      1          489.23     62,900.00    85.0     11/01/99     8.625
61       MLC172   800367765  DEJESUS EDWIN JR        100,000.00      1          886.82     99,956.93    84.0     11/01/99    10.125
61       MLC172   800370157  PICKLES THOMAS G        100,000.00      1          813.63     99,946.79    80.0     11/01/99     9.125
61       MLC172   800370611  RAGSDALE ANDREA          61,200.00      1          531.43     61,200.00    85.0     11/01/99     9.875
61       MLC172   800371817  DUROSEAU ELIA           155,550.00      1        1,600.01    155,460.53    85.0     10/01/99    12.000
61       MLC172   800372096  MCGINTY JAMES R JR       60,350.00      1          574.73     60,350.00    85.0     11/01/99    11.000
61       MLC172   800375701  PRIBBLE ALAN DALE       133,250.00      1        1,157.07    133,189.47    65.0     10/01/99     9.875
61       MLC172   800376865  REIDENAUER CATHIE B      76,600.00      1          715.05     76,600.00    64.9     11/01/99    10.750
61       MLC172   800377624  BOLYARD LEONARD R        61,000.00      1          609.90     61,000.00    84.7     11/01/99    11.625
61       MLC172   800379786  SUBER SHERRY             28,000.00      1          304.27     27,993.23    80.0     11/01/99    12.750
61       MLC172   800387185  RODRIGUEZ ALFRANIO      140,250.00      1        1,282.93    140,194.26    85.0     10/01/99    10.500
61       MLC172   800387490  HARRIS KENT R.          128,000.00      1        1,243.21    127,956.79    80.0     10/01/99    11.250
61       MLC172   800388316  MARCOUX HENRY E JR       99,000.00      1        1,104.82     98,977.99    45.0     10/01/99    13.125
61       MLC172   800391062  DEIBERT BRADLEY J        83,200.00      1          722.47     83,162.20    80.0     10/01/99     9.875
61       MLC172   800391153  VINCENT MICHAEL         153,000.00      1        1,258.69    153,000.00    84.5     05/01/98     9.250
61       MLC172   800395402  BOOTHE EDWARD J.         85,850.00      1          737.58     85,809.95    85.0     11/01/99     9.750
61       MLC172   800396475  HARTSUFF JAMES H         85,000.00      1          730.28     85,000.00    76.5     11/01/99     9.750
61       MLC172   800400558  OSTINI EDWARD A         116,000.00      1        1,204.36    116,000.00    80.0     11/01/99    12.125
61       MLC172   800403198  VAN WHY PETER H          54,000.00      1          454.06     54,000.00    65.8     11/01/99     9.500
61       MLC172   800404832  WALTH HILTON R           57,400.00      1          421.18     57,400.00    70.0     05/01/98     8.000
61       MLC172   800405540  MANSARAY ALEX            92,000.00      1          999.76     92,000.00    80.0     11/01/99    12.750
61       MLC172   800405961  TADRY DIANA             148,000.00      1        1,285.16    148,000.00    80.0     11/01/99     9.875
61       MLC172   800407652  MCCULLER MARVIN          45,050.00      1          450.43     45,050.00    85.0     11/01/99    11.625
61       MLC172   800407876  BRACKETT TIMOTHY LYNN    66,300.00      1          675.60     66,300.00    85.0     11/01/99    11.875
61       MLC172   800411779  ANDERSON HARRY B JR      49,600.00      1          491.18     49,584.15    80.0     11/01/99    11.500
61       MLC172   800413486  TSIOPELAS GEORGE        142,800.00      1        1,359.92    142,697.69    85.0     03/26/98    11.000
61       MLC172   800424723  ALLISON CLAY W           96,000.00      1          950.68     96,000.00    80.0     11/01/99    11.500
                 -----------------------------------------------             --------------------------------                -------
                        100  Sale Total            9,920,447.00              91,603.28  9,917,051.73    80.5                 10.602

62       CPI1         52415  JANICKE GERALD          111,500.00      1          843.30    104,864.17    60.2     02/01/98     8.375
62       CPI1         54874  ENGLISH ROBERT A         86,400.00      1          652.24     81,692.70    89.5     09/01/98     8.375
62       CPI1         57943  DENNIS JACK D            51,000.00      1          326.56     48,178.09    39.2     05/01/98     6.625
62       CPI1         58966  KLASS TIMOTHY H         130,150.00      1          833.37    122,948.47    92.9     05/01/98     6.625
62       CPI1         59105  ZIELINSKI STEVEN G      104,000.00      1          665.93     98,566.58    80.0     08/01/98     6.625
62       CPI1         60954  URBEN BRUCE              85,000.00      1          551.31     79,276.12    60.7     11/01/98     6.750
62       CPI1        506394  REILLY DONALD J         150,000.00      1          972.90    141,980.81    88.2     10/01/98     6.750
62       CPI1        506998  CARVER ANDREW B         122,300.00      1          793.24    115,714.41    76.4     10/01/98     6.750
62       CPI1        507103  SAYRE MARY M             60,000.00      1          535.12     49,426.91    26.6     11/01/98     6.875
62       CPI1        507319  HOPPE KATHLEEN S         86,400.00      1          560.39     82,183.67    80.0     10/01/98     6.750
62       CPI1        507632  OVERLIN THOMAS P        178,400.00      1        1,157.10    169,962.97    80.0     11/01/98     6.750
62       CPI1        507798  ZELLEZ RUTH             169,000.00      1        1,096.14    160,671.49    66.2     11/01/98     6.750


                                 Property
                                 Value at    Owner
Pool ID  Sale ID   Account     Origination  Occupied
----------------------------------------------------
61       MLC172   800307738      125,000.00    Y
61       MLC172   800319402      135,000.00    Y
61       MLC172   800328775      210,000.00    Y
61       MLC172   800329104       64,000.00    Y
61       MLC172   800329237      260,000.00    Y
61       MLC172   800337859      141,500.00    Y
61       MLC172   800339194       53,000.00    Y
61       MLC172   800341380       84,000.00    Y
61       MLC172   800342958       81,400.00    Y
61       MLC172   800343311       81,000.00    Y
61       MLC172   800348013      160,000.00    Y
61       MLC172   800355414       79,000.00    Y
61       MLC172   800357048      133,000.00    Y
61       MLC172   800359481      129,000.00    Y
61       MLC172   800359895      130,000.00    Y
61       MLC172   800364879      165,000.00    Y
61       MLC172   800367484       74,000.00    Y
61       MLC172   800367765      119,000.00    Y
61       MLC172   800370157      125,000.00    Y
61       MLC172   800370611       72,000.00    Y
61       MLC172   800371817      183,000.00    Y
61       MLC172   800372096       71,000.00    Y
61       MLC172   800375701      205,000.00    Y
61       MLC172   800376865      118,000.00    Y
61       MLC172   800377624       72,000.00    Y
61       MLC172   800379786       35,000.00    Y
61       MLC172   800387185      165,000.00    Y
61       MLC172   800387490      160,000.00    Y
61       MLC172   800388316      220,000.00    Y
61       MLC172   800391062      104,000.00    Y
61       MLC172   800391153      181,000.00    Y
61       MLC172   800395402      101,000.00    Y
61       MLC172   800396475      111,000.00    Y
61       MLC172   800400558      145,000.00    Y
61       MLC172   800403198       82,000.00    Y
61       MLC172   800404832       82,000.00    N
61       MLC172   800405540      115,000.00    Y
61       MLC172   800405961      185,000.00    Y
61       MLC172   800407652       53,000.00    Y
61       MLC172   800407876       78,000.00    Y
61       MLC172   800411779       62,000.00    Y
61       MLC172   800413486      168,000.00    Y
61       MLC172   800424723      120,000.00    Y
                 ---------------------------
                        100   12,540,800.00

62       CPI1         52415      185,000.00    Y
62       CPI1         54874       96,500.00    Y
62       CPI1         57943      130,000.00    Y
62       CPI1         58966      140,000.00    Y
62       CPI1         59105      130,000.00    Y
62       CPI1         60954      140,000.00    Y
62       CPI1        506394      170,000.00    Y
62       CPI1        506998      160,000.00    Y
62       CPI1        507103      225,000.00    Y
62       CPI1        507319      108,000.00    Y
62       CPI1        507632      223,000.00    Y
62       CPI1        507798      255,000.00    Y


Alliance Funding                                 Sale Schedule B - Group 2, Sub-Pool III                       Page 3 - 12 12/17/97
A division of Superior Bank FSB                  1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97

                                                     Principal    Type of   Scheduled   Cut-off Date  Original     Next      Current
                                                    Balance at   Mortgaged   Payment     Principal       LTV    Adjustment  Mortgage
Pool ID  Sale ID   Account      Name                Origination  Property   Int & Prin    Balance       Ratio      Date       Rate
------------------------------------------------------------------------------------------------------------------------------------
62       SB581    161532619  KASHAM RAFIQ            120,000.00      1          849.35    119,913.15    80.0     04/01/98     7.625
62       SB581    161535703  DAVIDSON ANTHONY B      132,800.00      1        1,092.51    132,661.79    80.0     09/01/99     9.250
62       SB581    161538624  MONTGOMERY THOMAS G     108,000.00      1          987.92    107,957.08    80.0     11/01/99    10.500
62       SB581    161540844  DEBARDELEBEN MONTINA     59,500.00      1          566.63     59,478.79    85.0     10/01/99    11.000
62       SB581    161542295  TOTH ANDRAS             108,900.00      1          905.78    108,845.00    90.0     04/01/98     9.375
62       SB581    161548169  JOHNSON DANIEL           94,500.00      1          829.31     94,458.19    90.0     04/01/98    10.000
62       SB581    161548540  KOWICH KIMBERLY A        69,700.00      1          573.41     69,627.44    85.0     09/01/99     9.250
62       SB581    161548557  STANCH MICHAEL M         90,900.00      1          731.40     90,850.35    84.1     04/01/98     9.000
62       SB581    161548607  MOORE EVELYN SINQUEFIE   87,300.00      1          774.20     87,262.39    90.0     04/01/98    10.125
62       SB581    161548698  MCCLURE DIANNE           29,700.00      1          268.91     29,687.87    84.8     11/01/99    10.375
62       SB581    161549423  CROWDER TERRY D          39,600.00      1          380.87     39,586.25    84.2     10/01/99    11.125
62       SB581    161551015  COOPER CHARLES L         73,000.00      1          660.95     73,000.00    69.1     11/01/99    10.375
62       SB581    161551064  WILLIAMS SCOTT G         73,800.00      1          695.85     73,745.68    90.0     10/01/99    10.875
62       SB581    161552427  SEGAL NEIL               72,000.00      1          719.89     71,955.00    80.0     10/01/99    11.625
62       SB581    161553961  MOSS GREEN W III         63,000.00      1          605.92     62,978.14    70.0     10/01/99    11.125
62       SB581    161553995  FELSTER DOUGLAS G        61,800.00      1          542.34     61,745.09    75.0     04/01/98    10.000
62       SB581    161555842  BARON MICHAEL            89,000.00      1          805.81     89,000.00    89.8     11/01/99    10.375
62       SB581    161556956  PRINCE MARY ANN          66,400.00      1          715.11     66,400.00    80.0     11/01/99    12.625
62       SB581    161557897  DUNIGAN ERIC V           78,900.00      1          729.11     78,900.00    61.1     11/01/99    10.625
62       SB581    161558341  CHRAPKOWSKI JOHN E      106,200.00      1          835.48    106,200.00    84.9     11/01/99     8.750
62       SB581    161558523  NEWTON MARY E            79,200.00      1          717.08     79,200.00    90.0     11/01/99    10.375
62       SB581    161560586  MINER CAROLYN            63,000.00      1          617.88     62,979.31    50.4     11/01/99    11.375
62       SB581    161560974  HUFFMAN BART A           55,200.00      1          525.68     55,180.32    84.9     10/01/99    11.000
62       SB581    161561634  HEIM DOUGLAS C           58,400.00      1          634.63     58,400.00    80.0     11/01/99    12.750
62       SB581    161561659  GURAK CHRISTOPHE        144,000.00      1        1,357.76    144,000.00    87.2     11/01/99    10.875
62       SB581    161561766  DRAKE KAREN              38,200.00      1          367.40     38,186.75    73.4     11/01/99    11.125
62       SB581    161562046  AVERY GERI               25,800.00      1          205.28     25,785.53    57.3     11/01/99     8.875
62       SB581    161562459  TOTTY KEVIN              74,700.00      1          704.34     74,672.63    90.0     10/01/99    10.875
62       SB581    161562509  HOLMAN KENNETH A         80,000.00      1          694.68     80,000.00    80.0     11/01/99     9.875
62       SB581    161562772  FRAY VERNON             199,800.00      1        1,809.00    199,718.44    88.8     11/01/99    10.375
62       SB581    161563135  KELLER GARY W            46,800.00      1          410.70     46,800.00    90.0     11/01/99    10.000
62       SB581    161565460  ROBINSON ROY E JR       138,600.00      1        1,041.26    138,600.00    79.9     05/01/98     8.250
62       SB581    161566914  PETRO ALBERT M          192,000.00      1        2,086.45    192,000.00    80.0     11/01/99    12.750
62       SB581    161566971  DAVIS CHARLIE MAE        47,000.00      1          429.93     47,000.00    68.1     05/01/98    10.500
62       SB581    161566989  TOCCO CHRISTIAN         137,700.00      1        1,107.97    137,549.00    85.0     10/01/99     9.000
62       SB581    161567680  KING MARILYN             50,400.00      1          442.30     50,355.21    86.8     10/01/99    10.000
62       SB581    161567854  BELL DOUGLAS            123,200.00      1        1,069.81    123,144.02    84.9     10/01/99     9.875
62       SB581    161568704  HUSTON JAMES A           97,500.00      1          873.70     97,459.11    72.2     11/01/99    10.250
62       SB581    161569264  APPLEWHITE CHARLES       25,300.00      1          262.68     25,300.00    64.8     05/01/98    12.125
62       SB581    161569330  WALDRON THERESE         204,000.00      1        2,118.02    204,000.00    80.0     05/01/98    12.125
62       SB581    161570338  PEPERA RENEE            138,500.00      1        1,241.10    138,441.92    84.9     04/01/98    10.250
62       SB581    161570411  MAHL ROBERT E            68,000.00      1          738.95     67,983.55    80.0     11/01/99    12.750
62       SB581    161571070  BOGGS DIANNA S          116,000.00      1        1,082.84    116,000.00    74.8     06/01/98    10.750
62       SB581    161571179  TRESS TIMOTHY           100,000.00      1          840.85     99,901.25    54.3     04/01/98     9.500
62       SB581    161571328  DECKER JANET L          136,000.00      1        1,412.01    135,962.16    77.7     10/01/99    12.125
62       SB581    161571955  AIRD MARY BETH          172,000.00      1        1,415.00    172,000.00    78.8     11/01/99     9.250
62       SB581    161571963  WURST STEVEN W          206,900.00      1        1,720.89    206,900.00    84.9     05/01/98     9.375
62       SB581    161572300  EDWIN PARAMBALOT A      133,200.00      1        1,107.89    133,132.74    90.0     05/01/98     9.375
62       SB581    161573068  SCANLAND JOSEPH L        81,900.00      1          741.53     81,866.56    90.0     10/01/99    10.375
62       SB581    161573654  MCKAY GEORGE S          142,400.00      1        1,210.39    142,400.00    80.0     11/01/99     9.625
62       SB581    161573746  SANSONETTI JOSEPH P     154,000.00      1        1,423.11    154,000.00    70.0     11/01/99    10.625
62       SB581    161574868  ERICKSON KATHLEEN M      70,200.00      1          635.60     70,200.00    90.0     11/01/99    10.375
62       SB581    161574967  MCMAHON STEVEN M        136,000.00      1        1,308.02    135,952.81    85.0     11/01/99    11.125
62       SB581    161576764  VIECE MARK J            135,000.00      1        1,197.21    135,000.00    90.0     11/01/99    10.125
62       SB581    161577002  DELISI KENNETH W        157,500.00      1        1,338.73    157,424.55    75.0     11/01/99     9.625
62       SB581    161577044  COOK ALFONIA            104,500.00      1        1,024.90    104,500.00    84.9     11/01/99    11.375
62       SB581    161577192  EUBANKS JACKIE E        139,050.00      1        1,271.95    139,050.00    90.0     11/01/99    10.500



                                 Property
                                 Value at    Owner
Pool ID  Sale ID   Account     Origination  Occupied
----------------------------------------------------
62       SB581    161532619      150,000.00    Y
62       SB581    161535703      166,000.00    Y
62       SB581    161538624      135,000.00    Y
62       SB581    161540844       70,000.00    Y
62       SB581    161542295      121,000.00    Y
62       SB581    161548169      105,000.00    Y
62       SB581    161548540       82,000.00    Y
62       SB581    161548557      108,000.00    Y
62       SB581    161548607       97,000.00    Y
62       SB581    161548698       35,000.00    Y
62       SB581    161549423       47,000.00    Y
62       SB581    161551015      105,600.00    Y
62       SB581    161551064       82,000.00    Y
62       SB581    161552427       90,000.00    Y
62       SB581    161553961       90,000.00    N
62       SB581    161553995       82,400.00    Y
62       SB581    161555842       99,000.00    Y
62       SB581    161556956       83,000.00    Y
62       SB581    161557897      129,000.00    Y
62       SB581    161558341      125,000.00    Y
62       SB581    161558523       88,000.00    Y
62       SB581    161560586      125,000.00    Y
62       SB581    161560974       65,000.00    Y
62       SB581    161561634       73,000.00    Y
62       SB581    161561659      165,000.00    Y
62       SB581    161561766       52,000.00    Y
62       SB581    161562046       45,000.00    Y
62       SB581    161562459       83,000.00    Y
62       SB581    161562509      100,000.00    Y
62       SB581    161562772      225,000.00    Y
62       SB581    161563135       52,000.00    Y
62       SB581    161565460      173,300.00    Y
62       SB581    161566914      240,000.00    Y
62       SB581    161566971       69,000.00    Y
62       SB581    161566989      162,000.00    Y
62       SB581    161567680       58,000.00    Y
62       SB581    161567854      145,000.00    Y
62       SB581    161568704      135,000.00    Y
62       SB581    161569264       39,000.00    Y
62       SB581    161569330      255,000.00    Y
62       SB581    161570338      163,000.00    Y
62       SB581    161570411       85,000.00    Y
62       SB581    161571070      155,000.00    Y
62       SB581    161571179      184,000.00    Y
62       SB581    161571328      175,000.00    Y
62       SB581    161571955      218,000.00    Y
62       SB581    161571963      243,500.00    Y
62       SB581    161572300      148,000.00    Y
62       SB581    161573068       91,000.00    Y
62       SB581    161573654      178,000.00    Y
62       SB581    161573746      220,000.00    Y
62       SB581    161574868       78,000.00    Y
62       SB581    161574967      160,000.00    Y
62       SB581    161576764      150,000.00    Y
62       SB581    161577002      210,000.00    Y
62       SB581    161577044      123,000.00    Y
62       SB581    161577192      154,500.00    Y


Alliance Funding                                 Sale Schedule B - Group 2, Sub-Pool III                       Page 4 - 12 12/17/97
A division of Superior Bank FSB                  1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97

                                                     Principal    Type of   Scheduled   Cut-off Date  Original     Next      Current
                                                    Balance at   Mortgaged   Payment     Principal       LTV    Adjustment  Mortgage
Pool ID  Sale ID   Account      Name                Origination  Property   Int & Prin    Balance       Ratio      Date       Rate
------------------------------------------------------------------------------------------------------------------------------------
62       SB581    161577242  SPRAGUE APRIL L          92,700.00      1          847.96     92,663.17    90.0     11/01/99    10.500
62       SB581    161577317  CONLY SHARON A          100,300.00      1          964.67    100,300.00    78.3     12/01/99    11.125
62       SB581    161578596  DENNIS GEORGE           130,500.00      1        1,038.32    130,500.00    90.0     05/01/98     8.875
62       SB581    161582788  MOLNAR CHRISTOPHE D      78,800.00      1          598.94     78,800.00    80.0     05/01/98     8.375
62       SB581    161582804  LEWIS HENDERSON          45,900.00      1          385.96     45,877.42    90.0     05/01/98     9.500
62       SB581    161582838  PRUETT DARRYL M         153,000.00      1        1,162.92    152,904.90    85.0     05/01/98     8.375
62       SB581    161585153  KOZAK RICHARD            67,000.00      1          631.74     67,000.00    38.2     11/01/99    10.875
62       SB581    161585864  KOCH NORBERT R           93,800.00      1          696.46     93,800.00    65.1     06/01/98     8.125
62       SB581    161588496  SKOGLUND ROBERT G        81,900.00      1          787.70     81,900.00    65.0     06/01/98    11.125
62       SB581    161588579  HIGGINS MIKE P           67,500.00      1          586.14     67,500.00    75.0     12/01/99     9.875
62       SB583    161502109  MCBRIDE TERRANCE K      119,250.00      1        1,068.60    119,047.40    90.0     07/01/99    10.250
62       SB583    161525563  LYNN SHAWN C            118,800.00      1        1,108.98    118,618.66    90.0     07/01/99    10.750
62       SB583    161534342  DOTSON VERNON M         180,000.00      1        1,663.38    180,000.00    75.0     12/01/99    10.625
62       SB583    161537873  VALDEZ EMMANUEL V V     138,700.00      1          934.45    138,477.50    74.9     04/01/98     7.125
62       SB583    161545439  BENEDETTO DIANE          64,000.00      1          409.80     63,886.75    80.0     03/01/98     6.625
62       SB583    161549407  ROLLINS ROBERT JEREMY   113,900.00      1        1,095.47    113,900.00    85.0     12/01/99    11.125
62       SB583    161560636  BROWN PAUL              112,000.00      1        1,217.10    112,000.00    80.0     12/01/99    12.750
62       SB583    161562798  TUCKER CLARICE           35,000.00      1          326.72     35,000.00    29.1     06/01/98    10.750
62       SB583    161575162  WILLIS BRUCE ALLEN       41,600.00      1          452.06     41,600.00    80.0     11/01/99    12.750
62       SB583    161581343  BODEN JAY               139,400.00      1        1,407.12    139,357.84    79.8     11/01/99    11.750
62       SB583    161582770  ABDO ALI M               22,800.00      1          245.55     22,800.00    80.0     11/01/99    12.625
62       SB583    161585328  PUTRUS SABIHA            47,900.00      1          465.24     47,883.83    74.9     11/01/99    11.250
62       SB583    161587092  MACERONI MICHAEL        148,500.00      1        1,115.63    148,500.00    78.2     06/01/98     8.250
62       SB583    161589783  TEAL THOMAS L           127,500.00      1        1,166.29    127,500.00    85.0     06/01/98    10.500
62       SB583    161590484  DANIELS SUSAN D         170,000.00      1        1,618.95    170,000.00    85.0     12/01/99    11.000
62       SB583    161591383  BRADY DONNA J           166,500.00      1        1,430.49    166,500.00    79.2     12/01/99     9.750
62       SB583    161592043  ERICKSON DALE E         200,000.00      1        1,432.82    200,000.00    80.0     12/01/99     7.750
62       SB583    161593140  MABEY JOHN E            114,700.00      1          954.02    114,700.00    84.9     06/01/98     9.375
62       SB583    161594098  SHEPARD CAROLYN F        42,500.00      1          404.74     42,500.00    77.2     12/01/99    11.000
62       SB583    161595350  SARPALIUS PAUL J        104,500.00      1          831.45    104,500.00    84.9     12/01/99     8.875
62       SB583    161597646  SMOLARCZYK JOHN          85,000.00      1          730.28     85,000.00    70.8     12/01/99     9.750
62       SB583    161600507  THOMAS WILLIE M JR       46,750.00      1          462.96     46,750.00    85.0     12/01/99    11.500
62       SBC582   800255218  CARRINGTON CAROL        185,000.00      1        1,538.74    184,717.52    68.0     02/01/98     9.375
62       SBC582   800263303  HARKINS KAREN KARTMAN   113,900.00      1          989.06    113,743.45    85.0     02/01/98     9.875
62       SBC582   800280109  SNYDER SCOTT M           20,000.00      1          211.52     19,989.49    66.6     09/01/99    12.375
62       SBC582   800313488  FARS FRANK              115,515.00      1        1,003.07    115,462.52    85.0     04/01/98     9.875
62       SBC582   800337503  LOCKMAN DWAYNE D SR     159,390.00      1        1,428.29    159,390.00    89.9     11/01/99    10.250
62       SBC582   800351124  CERRO JEFFREY N          24,000.00      1          193.11     23,986.89    80.0     11/01/99     9.000
62       SBC582   800351223  STEWART KEITH R          56,100.00      1          566.28     56,065.90    85.0     10/01/99    11.750
62       SBC582   800369050  HEADEN BENJAMIN JR      153,000.00      1        1,300.48    152,925.19    85.0     10/01/99     9.625
62       SBC582   800373219  HOWARD HOLLY             62,400.00      1          559.17     62,347.44    60.0     09/01/99    10.250
62       SBC582   800376600  WILLIAMS DENNIS L       107,100.00      1        1,091.35    107,068.49    85.0     10/01/99    11.875
62       SBC582   800377459  DUNN NEVILLE             56,000.00      1          486.27     56,000.00    80.0     11/01/99     9.875
62       SBC582   800383168  HUDGINS JERRY W         103,500.00      1          898.74    103,500.00    86.6     11/01/99     9.875
62       SBC582   800386625  STEELMAN PAUL M         115,650.00      1        1,057.90    115,604.04    90.0     10/01/99    10.500
62       SBC582   800387623  EDGELL MICHAEL T        104,985.00      1          835.31    104,985.00    69.9     11/01/99     8.875
62       SBC582   800394348  YOUNG JEANNE C          102,000.00      1          981.02    102,000.00    85.0     11/01/99    11.125
62       SBC582   800394355  BEE RICHARD D JR         41,250.00      1          388.94     41,250.00    75.0     11/01/99    10.875
62       SBC582   800395766  BAUER CAROL LYNN        139,500.00      1        1,263.04    139,500.00    90.0     11/01/99    10.375
62       SBC582   800397309  ATTANUCCI DEAN           24,800.00      1          269.50     24,800.00    80.0     11/01/99    12.750
62       SBC582   800403347  DALEY KEVIN             150,000.00      1        1,514.11    150,000.00    75.0     11/01/99    11.750
62       SBC582   800407140  RICE ROBERT             119,000.00      1        1,088.54    118,952.71    85.0     05/01/98    10.500
62       SBC582   800414526  KELLY LLOYD D           117,300.00      1        1,062.04    117,300.00    85.0     11/01/99    10.375
62       SBC582   800415499  MATTHEWS CYNTHIA W       58,825.00      1          610.75     58,825.00    65.0     11/01/99    12.125
62       SBC582   800417198  POWELL RHONDA            76,500.00      1          692.64     76,468.77    90.0     11/01/99    10.375
62       SBC582   800419053  WILLIAMS LOUISE          58,500.00      1          529.66     58,500.00    90.0     11/01/99    10.375
62       SBC582   800425340  GUERRA EMILIO            70,400.00      1          611.32     70,400.00    80.0     11/01/99     9.875


                                 Property
                                 Value at    Owner
Pool ID  Sale ID   Account     Origination  Occupied
----------------------------------------------------
62       SB581    161577242      103,000.00    Y
62       SB581    161577317      128,000.00    Y
62       SB581    161578596      145,000.00    Y
62       SB581    161582788       98,500.00    Y
62       SB581    161582804       51,000.00    Y
62       SB581    161582838      180,000.00    Y
62       SB581    161585153      175,000.00    Y
62       SB581    161585864      144,000.00    Y
62       SB581    161588496      126,000.00    Y
62       SB581    161588579       90,000.00    Y
62       SB583    161502109      132,500.00    Y
62       SB583    161525563      132,000.00    Y
62       SB583    161534342      240,000.00    Y
62       SB583    161537873      185,000.00    Y
62       SB583    161545439       80,000.00    Y
62       SB583    161549407      134,000.00    Y
62       SB583    161560636      140,000.00    Y
62       SB583    161562798      120,000.00    Y
62       SB583    161575162       52,000.00    Y
62       SB583    161581343      174,500.00    Y
62       SB583    161582770       28,500.00    Y
62       SB583    161585328       63,900.00    Y
62       SB583    161587092      189,800.00    Y
62       SB583    161589783      150,000.00    Y
62       SB583    161590484      200,000.00    Y
62       SB583    161591383      210,000.00    Y
62       SB583    161592043      250,000.00    Y
62       SB583    161593140      135,000.00    Y
62       SB583    161594098       55,000.00    Y
62       SB583    161595350      123,000.00    Y
62       SB583    161597646      120,000.00    Y
62       SB583    161600507       55,000.00    Y
62       SBC582   800255218      272,000.00    Y
62       SBC582   800263303      134,000.00    Y
62       SBC582   800280109       30,000.00    Y
62       SBC582   800313488      135,900.00    Y
62       SBC582   800337503      177,170.00    Y
62       SBC582   800351124       30,000.00    Y
62       SBC582   800351223       66,000.00    Y
62       SBC582   800369050      180,000.00    Y
62       SBC582   800373219      104,000.00    N
62       SBC582   800376600      126,000.00    Y
62       SBC582   800377459       70,000.00    Y
62       SBC582   800383168      119,500.00    Y
62       SBC582   800386625      128,500.00    Y
62       SBC582   800387623      150,000.00    Y
62       SBC582   800394348      120,000.00    Y
62       SBC582   800394355       55,000.00    Y
62       SBC582   800395766      155,000.00    Y
62       SBC582   800397309       31,000.00    Y
62       SBC582   800403347      200,000.00    Y
62       SBC582   800407140      140,000.00    Y
62       SBC582   800414526      138,000.00    Y
62       SBC582   800415499       90,500.00    Y
62       SBC582   800417198       85,000.00    Y
62       SBC582   800419053       65,000.00    Y
62       SBC582   800425340       88,000.00    Y


Alliance Funding                                 Sale Schedule B - Group 2, Sub-Pool III                       Page 5 - 12 12/17/97
A division of Superior Bank FSB                  1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97

                                                     Principal    Type of   Scheduled   Cut-off Date  Original     Next      Current
                                                    Balance at   Mortgaged   Payment     Principal       LTV    Adjustment  Mortgage
Pool ID  Sale ID   Account      Name                Origination  Property   Int & Prin    Balance       Ratio      Date       Rate
------------------------------------------------------------------------------------------------------------------------------------
62       SBC582   800430688  ARMSTRONG JAMES         150,450.00      1        1,432.77    150,450.00    85.9     12/01/99    11.000
62       SBC582   800433054  CORRENTE MICHAEL R      109,000.00      1          986.89    109,000.00    87.2     12/01/99    10.375
62       SBC582   800435224  JONES JAY W             172,000.00      1        1,292.18    172,000.00    80.0     05/01/98     8.250
62       SBC582   800443566  DEMING VALERIE ANNE     199,750.00      1        1,845.89    199,672.73    85.0     11/01/99    10.625
62       SBC582   800445421  INMON HAROLD DEAN        64,000.00      1          585.44     64,000.00    80.0     05/01/98    10.500
62       SBC584   800227951  BARRY STELLA            169,600.00      1        1,364.64    169,414.03    80.0     09/01/99     9.000
62       SBC584   800257271  LIGHTNER CRAIG          150,000.00      1        1,442.67    149,895.42    75.0     09/01/99    11.125
62       SBC584   800302333  HOWARD J. CHRISTOPHE     29,325.00      1          270.99     29,313.66    85.0     10/01/99    10.625
62       SBC584   800315368  COCHENOUR JAMES C III    64,000.00      1          543.99     64,000.00    80.0     11/01/99     9.625
62       SBC584   800321689  SLATER GREGORY A         92,700.00      1          737.56     92,648.03    79.9     10/01/99     8.875
62       SBC584   800322000  RUYBAL KATHLEEN M        46,500.00      1          482.78     46,487.06    62.0     10/01/99    12.125
62       SBC584   800325920  GABBETT JOHN R          117,000.00      1        1,026.76    117,000.00    89.3     11/01/99    10.000
62       SBC584   800328478  MEEKINS RACHEL           36,400.00      1          381.43     36,400.00    65.0     11/01/99    12.250
62       SBC584   800331324  PASQUALICHIO FRANK R     86,400.00      1          774.23     86,363.77    90.0     10/01/99    10.250
62       SBC584   800333387  VIDLER RUSSELL L         60,000.00      1          515.49     60,000.00    80.0     11/01/99     9.750
62       SBC584   800334351  DOULIN DENNIS M          66,895.00      1          611.91     66,868.42    85.0     11/01/99    10.500
62       SBC584   800338410  VIGIL ROBERT ANTHONY    114,300.00      1          961.10    114,243.78    90.0     10/01/99     9.500
62       SBC584   800340218  BENNER CATHERINE L       40,000.00      1          354.73     39,982.77    44.4     11/01/99    10.125
62       SBC584   800342032  FIELDS CHARMAIN          72,000.00      1          740.60     71,958.59    80.0     09/01/99    12.000
62       SBC584   800346165  SNYDER RAYMOND A        123,900.00      1        1,110.27    123,848.04    75.0     10/01/99    10.250
62       SBC584   800348286  RICHARDS MICHAEL L      119,000.00      1        1,178.45    118,961.97    85.0     10/01/99    11.500
62       SBC584   800350688  GARTRELL ROGER D        117,300.00      1          881.24    117,225.20    85.0     10/01/99     8.250
62       SBC584   800356974  PRIOLO ROBERT           111,200.00      1          986.15    111,152.10    80.0     04/01/98    10.125
62       SBC584   800358632  GRANT WESLEY             80,500.00      1          647.72     80,456.03    70.0     04/01/98     9.000
62       SBC584   800359903  PRIMM RICHARD L         118,875.00      1        1,120.87    118,831.43    72.0     11/01/99    10.875
62       SBC584   800360083  BENAVIDEZ ANDRES H       15,000.00      1          128.87     15,000.00    55.5     05/01/98     9.750
62       SBC584   800360141  DESMARAIS DAVID M       188,800.00      1        1,587.53    188,613.54    78.6     10/01/99     9.500
62       SBC584   800362964  CAMPBELL WASHBURN W     144,000.00      1        1,303.79    143,941.21    90.0     11/01/99    10.375
62       SBC584   800369316  KOCI LAIM               162,700.00      1        1,368.07    162,619.97    79.9     04/01/98     9.500
62       SBC584   800375149  RO YOUNG                109,170.00      1          898.11    109,113.41    90.0     10/01/99     9.250
62       SBC584   800380826  REICHERSEDER KATHLEEN    85,200.00      1          884.58     85,152.36    80.0     10/01/99    12.125
62       SBC584   800380842  MAGNUSSON LAURA M        83,725.00      1          805.26     83,695.94    85.0     10/01/99    11.125
62       SBC584   800381048  STODDARD GEOFFREY G     100,800.00      1          893.92    100,800.00    80.0     12/01/99    10.125
62       SBC584   800381592  MURPHY KEVIN JOHN       145,000.00      1        1,153.69    144,573.62    58.2     10/01/99     8.875
62       SBC584   800385205  JOYNER SHARLA J          73,100.00      1          758.96     73,100.00    79.8     11/01/99    12.125
62       SBC584   800388514  AHMED MARIA             192,000.00      1        1,544.88    192,000.00    80.0     06/01/98     9.000
62       SBC584   800390601  CHAIN BRUCE K.          162,350.00      1        1,530.78    162,350.00    85.0     11/01/99    10.875
62       SBC584   800394223  BANGERTER ROBERT M.      92,400.00      1          694.17     92,400.00    80.0     05/01/98     8.250
62       SBC584   800408007  NATIVO ESTHER            38,000.00      1          390.88     38,000.00    60.3     11/01/99    12.000
62       SBC584   800408494  RUBINO JOSEPH E         150,450.00      1        1,533.09    150,450.00    85.0     11/01/99    11.875
62       SBC584   800409161  NICHOLS SALENA A         51,750.00      1          458.93     51,727.71    90.0     11/01/99    10.125
62       SBC584   800409583  DONNINI MELISSA          39,900.00      1          339.15     39,880.88    49.9     11/01/99     9.625
62       SBC584   800413411  JOHNSON DAVID L          70,000.00      1          588.60     70,000.00    59.8     12/01/99     9.500
62       SBC584   800415085  SCHIMEK JOSEPH           84,500.00      1          741.55     84,500.00    65.0     11/10/99    10.000
62       SBC584   800415119  MIERS MUREL              75,600.00      1          670.44     75,567.44    90.0     11/01/99    10.125
62       SBC584   800417271  BARNES KURT A           132,175.00      1        1,051.64    132,175.00    85.0     11/01/99     8.875
62       SBC584   800417644  CARMEL ROBERT            50,000.00      1          466.74     50,000.00    58.8     12/01/99    10.750
62       SBC584   800424681  RODRIQUEZ NICOLAS        57,750.00      1          599.59     57,750.00    75.0     12/01/99    12.125
62       SBC584   800427247  JARAMILLO GEORGE         50,000.00      1          384.46     50,000.00    55.5     11/01/99     8.500
62       SBC584   800428930  RODRIGUEZ NICOLAS S     119,700.00      1        1,128.64    119,700.00    90.0     11/01/99    10.875
62       SBC584   800430118  NGUYEN KEVIN             40,500.00      1          355.42     40,500.00    90.0     11/01/99    10.000
62       SBC584   800430308  HOOLAHAN JOHN P         120,700.00      1        1,160.87    120,658.12    85.0     11/01/99    11.125
62       SBC584   800433542  BLACKMAN PETER C         79,000.00      1          730.04     79,000.00    84.9     12/01/99    10.625
62       SBC584   800435679  PHILLIPS CHARLES G       75,225.00      1          737.78     75,225.00    85.0     12/01/99    11.375
62       SBC584   800438988  DUNNETT CHERYL          105,930.00      1        1,069.27    105,930.00    79.9     11/01/99    11.750
62       SBC584   800440364  DAVIS STEVEN E          148,000.00      1        1,204.18    148,000.00    80.0     12/01/99     9.125
62       SBC584   800442550  KEKLEN NEAL RANDALL     214,200.00      1        1,899.57    214,107.74    90.0     11/01/99    10.125



                                 Property
                                 Value at    Owner
Pool ID  Sale ID   Account     Origination  Occupied
----------------------------------------------------
62       SBC582   800430688      175,000.00    Y
62       SBC582   800433054      125,000.00    Y
62       SBC582   800435224      215,000.00    Y
62       SBC582   800443566      235,000.00    Y
62       SBC582   800445421       80,000.00    Y
62       SBC584   800227951      212,000.00    Y
62       SBC584   800257271      200,000.00    Y
62       SBC584   800302333       34,500.00    Y
62       SBC584   800315368       80,000.00    Y
62       SBC584   800321689      115,900.00    Y
62       SBC584   800322000       75,000.00    Y
62       SBC584   800325920      131,000.00    Y
62       SBC584   800328478       56,000.00    Y
62       SBC584   800331324       96,000.00    Y
62       SBC584   800333387       75,000.00    Y
62       SBC584   800334351       78,700.00    Y
62       SBC584   800338410      127,000.00    Y
62       SBC584   800340218       90,000.00    Y
62       SBC584   800342032       90,000.00    Y
62       SBC584   800346165      165,200.00    Y
62       SBC584   800348286      140,000.00    Y
62       SBC584   800350688      138,000.00    Y
62       SBC584   800356974      139,000.00    Y
62       SBC584   800358632      115,000.00    Y
62       SBC584   800359903      165,000.00    Y
62       SBC584   800360083       27,000.00    Y
62       SBC584   800360141      240,000.00    Y
62       SBC584   800362964      160,000.00    Y
62       SBC584   800369316      203,434.00    Y
62       SBC584   800375149      121,300.00    Y
62       SBC584   800380826      106,500.00    Y
62       SBC584   800380842       98,500.00    Y
62       SBC584   800381048      126,000.00    Y
62       SBC584   800381592      249,000.00    Y
62       SBC584   800385205       91,500.00    Y
62       SBC584   800388514      240,000.00    Y
62       SBC584   800390601      191,000.00    Y
62       SBC584   800394223      115,500.00    Y
62       SBC584   800408007       63,000.00    Y
62       SBC584   800408494      177,000.00    Y
62       SBC584   800409161       57,500.00    Y
62       SBC584   800409583       79,900.00    Y
62       SBC584   800413411      117,000.00    Y
62       SBC584   800415085      130,000.00    Y
62       SBC584   800415119       84,000.00    Y
62       SBC584   800417271      155,500.00    Y
62       SBC584   800417644       85,000.00    Y
62       SBC584   800424681       77,000.00    Y
62       SBC584   800427247       90,000.00    N
62       SBC584   800428930      133,000.00    Y
62       SBC584   800430118       45,000.00    Y
62       SBC584   800430308      142,000.00    Y
62       SBC584   800433542       93,000.00    Y
62       SBC584   800435679       88,500.00    Y
62       SBC584   800438988      132,415.00    Y
62       SBC584   800440364      185,000.00    Y
62       SBC584   800442550      238,000.00    Y


Alliance Funding                                 Sale Schedule B - Group 2, Sub-Pool III                       Page 6 - 12 12/17/97
A division of Superior Bank FSB                  1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97

                                                       Principal    Type of   Scheduled   Cut-off Date  Original      Next
                                                      Balance at   Mortgaged   Payment     Principal       LTV    Adjustment
Pool ID  Sale ID     Account      Name                Origination  Property   Int & Prin    Balance       Ratio      Date
-------------------------------------------------------------------------------------------------------------------------------
62       SBC584     800452880  KANE ROBERT C           184,500.00      1        1,791.98    183,958.32    85.4     08/01/99
62       SBC584     800452898  CRAIG JOE F             117,000.00      1        1,103.18    117,000.00    65.0     12/01/99
62       SBC584     800453151  STOCK KEVIN R           105,000.00      1          970.31    105,000.00    75.0     11/01/99
62       SBC584     800455123  AGUILAR DORIS           128,000.00      1        1,041.45    128,000.00    80.0     12/01/99
62       SBC584     800457186  BRUNNER RUSSELL STEVEN   73,950.00      1          562.07     73,950.00    85.0     12/01/99
62       SBC584     800457806  HALL IVY                153,000.00      1        1,515.15    152,901.73    85.0     10/01/99
62       SBC585     800322091  RANKIN ANDRE P          182,000.00      1        1,563.66    181,915.09    78.4     10/01/99
62       SBC585     800347718  FOSTER KATHRYN          126,000.00      1        1,059.48    125,938.02    90.0     05/01/98
62       SBC585     800351801  GRAHAM CHERYL            45,050.00      1          450.43     45,050.00    85.0     11/01/99
62       SBC585     800360216  LEE VERNON L            209,700.00      1        1,879.13    209,612.06    89.9     04/01/98
62       SBC585     800373318  SCOTT DANIELA TZOTCHE    81,600.00      1          761.73     81,569.27    85.0     04/01/98
62       SBC585     800389884  SWEINHART DENNIS A       50,300.00      1          400.21     50,300.00    85.9     11/01/99
62       SBC585     800391690  MASE RUSSELL             92,000.00      1          773.59     91,954.74    81.7     04/01/98
62       SBC585     800403081  O'LEARY WILLIAM P        72,250.00      1          640.73     72,250.00    74.9     11/01/99
62       SBC585     800424152  SLATON GERALDINE         42,400.00      1          391.82     42,400.00    80.0     11/17/99
62       SBC585     800437048  VERRASTRO JOSEPH E       67,500.00      1          611.15     67,500.00    90.0     12/01/99
62       SBC585     800441032  CAMPANELLI DAVID        131,000.00      1        1,161.74    131,000.00    87.3     12/01/99
62       SBC585     800447377  NORMAN ROBERT L          33,000.00      1          304.95     33,000.00    75.0     12/01/99
62       SBC585     800449019  CORNETT ED               83,300.00      1          793.28     83,300.00    85.0     11/01/99
62       SBC585     800462277  WALLACE MICHAEL G        95,200.00      1          897.64     95,200.00    80.0     12/01/99
62       SBC591     800347411  TOBIAS JOEL P            72,000.00      1          611.99     71,965.50    61.0     10/01/99
62       SBC591     800360455  VALENTIN YVETTE         101,600.00      1        1,025.56    101,600.00    80.0     12/01/99
62       SBC591     800387847  EHRHORN WILLIAM R        34,825.00      1          267.77     34,825.00    80.9     11/01/99
62       SBC591     800389959  DEMARCO HARRY J          36,000.00      1          373.77     36,000.00    80.0     12/01/99
62       SBC591     800396764  LEBO TIMOTHY D           92,800.00      1          814.39     92,800.00    80.0     11/01/99
62       SBC591     800398752  BOWSER DAVID E          111,185.00      1          884.64    111,185.00    85.9     11/01/99
62       SBC591     800401804  BAKER ANTHONY            75,600.00      1          663.44     75,600.00    90.0     05/01/98
62       SBC591     800405896  AGULIS LORRAINE E       161,500.00      1        1,645.69    161,500.00    85.0     12/01/99
62       SBC591     800409674  COCCODRILLI ROBERT M    124,600.00      1        1,163.12    124,600.00    89.9     12/01/99
62       SBC591     800415325  MAHALLI YAHYA           161,995.00      1        1,512.19    161,995.00    89.9     12/01/99
62       SBC591     800418725  MURPHY THOMAS C         100,300.00      1          993.26    100,300.00    85.0     12/01/99
62       SBC591     800426173  CHISLEY VERNON P        135,000.00      1        1,184.72    135,000.00    90.0     05/01/98
62       SBC591     800434706  LANCASTER KAREL         135,000.00      1        1,298.40    135,000.00    90.0     11/01/99
62       SBC591     800435927  SULLIVAN JOSEPH A        40,000.00      1          403.76     40,000.00    43.9     12/01/99
62       SBC591     800446817  LINDSEY SHARONDA         98,515.00      1        1,003.87     98,515.00    85.0     12/01/99
62       SBC591     800447286  GEE CARL                 58,500.00      1          546.09     58,500.00    90.0     11/01/99
62       SBC591     800450280  WEBSTER CATO DONNA      135,900.00      1        1,142.72    135,900.00    90.0     05/01/98
62       SBC591     800460396  ALLEN ANNA LOUISE       182,750.00      1        1,570.10    182,750.00    85.0     12/01/99
62       SBC591     800461337  BEDINGFIELD KATHERINE   144,400.00      1        1,471.44    144,400.00    84.9     12/01/99
62       SBC591     800465544  SODERSTROM STEVEN        57,600.00      1          521.51     57,600.00    90.0     12/01/99
62       SBC591     800475543  BRACKEN CANDACE D        57,800.00      1          507.24     57,800.00    85.0     06/01/98
62       SBC591     800478109  SCOTT RYAN K             92,000.00      1          683.10     92,000.00    77.9     12/01/99
62       SBC591     800483737  LEE STEPHEN B           114,300.00      1          950.69    114,300.00    90.0     12/01/99
62       SBC591     800485765  MENA JUAN               170,000.00      1        1,539.19    169,930.23    85.0     04/01/98
62       SUPER ARM  800279390  O'DONNELL WILLIAM L      76,500.00      1          671.34     76,407.50    85.0     10/01/99
62       SUPER ARM  800289506  TOMARO PETER            110,400.00      1        1,135.59    110,368.41    80.0     10/01/99
62       SUPER ARM  800296725  PEPLOWSKI CHARLES W JR   80,300.00      1          689.90     80,262.54    66.9     10/01/99
62       SUPER ARM  800310021  MYRTETUS STEPHEN B       50,900.00      1          508.92     50,900.00    84.8     11/01/99
62       SUPER ARM  800352718  KAIN SIDNEY ALLEN        65,000.00      1          588.51     65,000.00    65.0     12/01/99
62       SUPER ARM  800372062  MANALASTAS ALBERTO A    153,000.00      1        1,442.62    153,000.00    90.0     11/01/99
62       SUPER ARM  800373821  SMITH BLOSSOM           177,600.00      1        1,641.20    177,600.00    80.0     11/01/99
62       SUPER ARM  800374738  HALBERT KELLY M          64,000.00      1          591.42     63,975.25    80.0     10/01/99
62       SUPER ARM  800380396  BITETTO LEONARD N.      195,500.00      1        1,954.69    195,439.22    85.0     10/01/99
62       SUPER ARM  800390817  MANNING EVALET           55,250.00      1          526.16     55,250.00    85.0     12/01/99
62       SUPER ARM  800393233  ROHRBACHER LOLITA E.    120,000.00      1        1,269.08    120,000.00    80.0     12/01/99
62       SUPER ARM  800399230  COLIN ORELA              66,400.00      1          576.58     66,400.00    80.0     12/01/99
62       SUPER ARM  800407645  SANCHEZ ALFREDO JR      103,700.00      1          929.26    103,700.00    85.0     11/01/99


                                   Current    Property
                                  Mortgage    Value at    Owner
Pool ID  Sale ID     Account        Rate    Origination  Occupied
-----------------------------------------------------------------
62       SBC584     800452880      11.250     216,000.00    Y
62       SBC584     800452898      10.875     180,000.00    Y
62       SBC584     800453151      10.625     140,000.00    Y
62       SBC584     800455123       9.125     160,000.00    N
62       SBC584     800457186       8.375      87,000.00    Y
62       SBC584     800457806      11.500     180,000.00    Y
62       SBC585     800322091       9.750     232,120.00    Y
62       SBC585     800347718       9.500     140,000.00    Y
62       SBC585     800351801      11.625      53,000.00    Y
62       SBC585     800360216      10.250     233,015.00    Y
62       SBC585     800373318      10.750      96,000.00    Y
62       SBC585     800389884       8.875      58,500.00    Y
62       SBC585     800391690       9.500     112,500.00    Y
62       SBC585     800403081      10.125      96,350.00    Y
62       SBC585     800424152      10.625      53,000.00    Y
62       SBC585     800437048      10.375      75,000.00    Y
62       SBC585     800441032      10.125     150,000.00    Y
62       SBC585     800447377      10.625      44,000.00    N
62       SBC585     800449019      11.000      98,000.00    Y
62       SBC585     800462277      10.875     119,000.00    Y
62       SBC591     800347411       9.625     118,000.00    Y
62       SBC591     800360455      11.750     127,000.00    Y
62       SBC591     800387847       8.500      43,000.00    Y
62       SBC591     800389959      12.125      45,000.00    Y
62       SBC591     800396764      10.000     116,000.00    Y
62       SBC591     800398752       8.875     129,300.00    Y
62       SBC591     800401804      10.000      84,000.00    Y
62       SBC591     800405896      11.875     190,000.00    Y
62       SBC591     800409674      10.750     138,500.00    Y
62       SBC591     800415325      10.750     180,000.00    Y
62       SBC591     800418725      11.500     118,000.00    Y
62       SBC591     800426173      10.000     150,000.00    Y
62       SBC591     800434706      11.125     150,000.00    Y
62       SBC591     800435927      11.750      91,000.00    Y
62       SBC591     800446817      11.875     115,900.00    Y
62       SBC591     800447286      10.750      65,000.00    Y
62       SBC591     800450280       9.500     151,000.00    Y
62       SBC591     800460396       9.750     215,000.00    Y
62       SBC591     800461337      11.875     170,000.00    Y
62       SBC591     800465544      10.375      64,000.00    Y
62       SBC591     800475543      10.000      68,000.00    Y
62       SBC591     800478109       8.125     118,000.00    Y
62       SBC591     800483737       9.375     127,000.00    Y
62       SBC591     800485765      10.375     200,000.00    Y
62       SUPER ARM  800279390      10.000      90,000.00    Y
62       SUPER ARM  800289506      12.000     138,000.00    Y
62       SUPER ARM  800296725       9.750     120,000.00    Y
62       SUPER ARM  800310021      11.625      59,999.00    Y
62       SUPER ARM  800352718      10.375     100,000.00    N
62       SUPER ARM  800372062      10.875     170,000.00    Y
62       SUPER ARM  800373821      10.625     222,000.00    Y
62       SUPER ARM  800374738      10.625      80,000.00    Y
62       SUPER ARM  800380396      11.625     230,000.00    Y
62       SUPER ARM  800390817      11.000      65,000.00    Y
62       SUPER ARM  800393233      12.375     150,000.00    Y
62       SUPER ARM  800399230       9.875      83,000.00    Y
62       SUPER ARM  800407645      10.250     122,000.00    Y


Alliance Funding                                 Sale Schedule B - Group 2, Sub-Pool III                       Page 7 - 12 12/17/97
A division of Superior Bank FSB                  1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97

                                                           Principal    Type of   Scheduled     Cut-off Date  Original     Next
                                                          Balance at   Mortgaged   Payment       Principal       LTV     Adjustment
Pool ID  Sale ID    Account      Name                    Origination   Property   Int & Prin      Balance       Ratio      Date
------------------------------------------------------------------------------------------------------------------------------------
62       SUPER ARM  800413940  GUSTAVSEN LISA               124,850.00      1          959.99      124,774.36    73.4     11/01/99
62       SUPER ARM  800425761  ROYE LINDA                    95,000.00      1          886.81       95,000.00    58.6     12/01/99
62       SUPER ARM  800440653  PATTON SCOTT C               106,250.00      1        1,103.13      106,250.00    85.0     12/01/99
62       SUPER ARM  800441453  KEIM THERESA                  69,700.00      1          657.19       69,700.00    85.0     11/01/99
                         ----------------------------------------------           ------------------------------------
                          244  Sale Total                24,666,405.00             218,784.55   24,580,911.55    80.9

                          344  Grand Total Sub-Pool III  34,586,852.00             310,387.83   34,497,963.28   153.8



                                Current    Property
                                Mortgage    Value at    Owner
Pool ID  Sale ID    Account      Rate    Origination  Occupied
--------------------------------------------------------------
62       SUPER ARM  800413940     8.500     170,000.00    Y
62       SUPER ARM  800425761    10.750     162,000.00    Y
62       SUPER ARM  800440653    12.125     125,000.00    Y
62       SUPER ARM  800441453    10.875      82,000.00    Y
                         ------ -----------------------
                          244    10.107  31,113,103.00

                          344    19.536  43,653,903.00


Alliance Funding                                  Sale Schedule A - Group 2, Sub-Pool III                       Page 1 - 12 12/17/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97


                                                                                                                                Zip
Pool ID   Sale ID       Account       Name                         Address                        City                 State    Code
------------------------------------------------------------------------------------------------------------------------------------
61        MLC170       800241994   PHILLIPS EDWARD J            3836 BRUNSWICK AVENUE          DREXEL HILL               PA    19026
61        MLC170       800271215   TARNEF MICHAEL A             633 21ST STREET                AVALON                    NJ    08202
61        MLC170       800288102   LANDIS ROBERT E              915 VALLEY ROAD                LANCASTER                 PA    17601
61        MLC170       800291502   RODRIGUEZ ANGELICA           280 KIRKMAN AVENUE             ELMONT                    NY    11003
61        MLC170       800298705   CLARK CHARLIA M              1208 CENTENARY DRIVE           LONGVIEW                  TX    75601
61        MLC170       800304826   HOLLY BRIAN                  99 MOHEGAN RD                  MANASQUAN                 NJ    08736
61        MLC170       800313447   HOLZER ERIC                  405 QUANTUCK LANE              WESTFIELD                 NJ    07090
61        MLC170       800317497   KING JACOB E III             1206 GEERS AVENUE              COLUMBUS                  OH    43206
61        MLC170       800326746   BROWN PAMELA A               223 QUAKER MEETING HSE RD      EAST SANDWICH             MA    02537
61        MLC170       800330284   DOHRMANN MARK E              11014 NORTH VALLEY DRIVE       FOUNTAIN HILLS            AZ    85268
61        MLC170       800339715   LOCKEN ROBERT FRANCIS        17785 EAST MEXICO DRIVE        AURORA                    CO    80017
61        MLC170       800340382   LARRABEE STEVEN R            23 WITWER ROAD                 CHRISTIANA                PA    17509
61        MLC170       800348716   DAKIN PETER E                2346 BOAS STREET               HARRISBURG                PA    17104
61        MLC170       800353229   EBERHARDT EDWARD J           326 E 9TH STREET               NORTHAMPTON               PA    18067
61        MLC170       800353633   BLACKBURN RAYMOND            RD #2 BOX 2256                 SHICKSHINNY               PA    18655
61        MLC170       800356164   PETERS ROBERT K              524 LAFAYETTE STREET           KENNETT SQUARE            PA    19348
61        MLC170       800357568   SANTANA JAMES                2456 ELIAS AVENUE              LEBANON                   PA    17046
61        MLC170       800357808   OTTO WALTER G III            14 GREEN ROAD                  WEST NYACK                NY    10994
61        MLC170       800358616   HEMPENSTALL LINDA A          1454 EUDORA STREET             DENVER                    CO    80220
61        MLC170       800358954   DUNN JAMES C                 RR 2 BOX 2931                  BERWICK                   PA    18603
61        MLC170       800359069   O BYRNE PAULA J              6 REED STREET                  WILMINGTON                MA    01887
61        MLC170       800360208   WINTERS JUNE                 1180 EAST 37TH STREET          BROOKLYN                  NY    11210
61        MLC170       800360273   BLANK WILLIAM                4740 ENDERS ROAD               MANLIUS                   NY    13104
61        MLC170       800368201   KITLAS RON                   33 RALPH STREET                WILKES BARRE              PA    18702
61        MLC170       800369779   ASMAR HANI M                 428 SQUIRREL ROAD              DINGMANS FERRY            PA    18328
61        MLC170       800370934   PONIATOWSKI THOMAS J         7102 HIGHLAND STREET           SPRINGFIELD               VA    22150
61        MLC170       800372609   MILLER QUENTIN L             229 MAIN STREET                LANDISVILLE               PA    17538
61        MLC170       800373169   ROSA CARMEN C                LOT 4 LAUREL DRIVE             EFFORT                    PA    18330
61        MLC170       800375750   WELCH EDWARD C               1923 WEST 975 NORTH            ST GEORGE                 UT    84770
61        MLC170       800379554   GIAIMO ANGELO                BOX 147 BENJAMIN ROAD          STAMFORD                  NY    12076
61        MLC170       800386476   LANZARONE ANNE               146 BONE HOLLOW ROAD           MARBLETOWN                NY    12404
61        MLC170       800387821   DURLIN DENNIS A              RD #1 BOX 77 RTE 6             PITTSFIELD                PA    16340
61        MLC170       800389165   AROCHO FERNANDO              594 BRACE AVENUE               PERTH AMBOY               NJ    08861
61        MLC170       800392987   BULLS DONALD                 1415 N FRANKLIN STREET         PITTSBURGH                PA    15233
61        MLC170       800401192   GRUMEZA ION                  47 CRESCENT ROAD               FAIRFIELD                 CT    06430
61        MLC170       800402430   MOTEN WILLIE E               3050 JASMINE STREET            DENVER                    CO    80207
61        MLC170       800404469   DUNN ACCENT                  194-21 MURDOCK AVENUE          SAINT ALBANS              NY    11412
61        MLC170       800408460   BOVA CHARLES F JR            7 CLARK ROAD                   NEW FAIRFIELD             CT    06812
61        MLC170       800409906   HUGGLER MICHAEL D            3885 17TH AVENUE SOUTHWEST     NAPLES                    FL    34117
61        MLC170       800412918   LITTLE DAVID E               10444 NORTH DOWNING STREET     NORTHGLENN                CO    80233
61        MLC170       800424541   WESARG WALTER                9 CORVAIR LANE                 SELDEN                    NY    11784
61        MLC170       800425118   ROSS BETSY                   12365 SHAFTON ROAD             SPRING HILL               FL    34608
61        MLC170       800427288   MARTIN BARRY G               554 SOUTH LAKEVIEW WAY         FARMINGTON                UT    84025
61        MLC170       800427296   CHASE LEE E                  935 EAST 1275 NORTH            OGDEN                     UT    84404
61        MLC170       800428385   THEIS MARK A                 7 GREEN CHAPEL LANE            CRESCO                    PA    18326
61        MLC172       800207649   EDOUARD JULIO MD             8 CRESCENT DR                  PLATTSBURGH               NY    12901
61        MLC172       800216467   KATCHMER GERALD N            81 BACK STREET                 LATTIMER MINES            PA    18234
61        MLC172       800243453   ARSENYEVICTZ ALICE           10 TAPPAN ROAD                 MONTICELLO                NY    12701
61        MLC172       800261570   ORLANDO RICHARD T            239 KUNKLE ROAD                HARVEY'S LAKE             PA    18618
61        MLC172       800268682   REDD CRAIG                   145 HOWLAND AVENUE             TEANECK                   NJ    07666
61        MLC172       800279127   ALLEN JOHN C.                PIERREPONT ROAD                LAKE LUZERNE              NY    12846
61        MLC172       800279150   DALEY PATRICIA A             524 DECATUR AVENUE             MIDDLESEX                 NJ    08846
61        MLC172       800281354   ECHON DAVID                  1812 ROOSEVELT STREET          DUNMORE                   PA    18512
61        MLC172       800290041   MUHAMMAD AL HASAN MAIK       184 UNION AVENUE               IRVINGTON                 NJ    07111
61        MLC172       800293235   JOHNSON ERIC W               6108 WEST FORDHAM PLACE        CINCINNATI                OH    45213
61        MLC172       800301327   KLEPTACH TERRY               342 DENNISON AVE               AKRON                     OH    44312
61        MLC172       800301608   BOVILLE LAWRENCE A JR        4656 GARRETT DR                NORTON                    OH    44203


                                       Principal    Cut-off Date      First                 Initial   Minimum    Maximum
                                       Balance at     Principal      Payment    Maturity    Mortgage  Mortgage  Mortgage     Gross
Pool ID   Sale ID       Account       Origination      Balance         Date       Date        Rate      Rate      Rate      Margin
----------------------------------------------------------------------------------------------------------------------------------
61        MLC170       800241994        55,250.00        55,148.36   08/01/97   07/01/27     9.875     9.875     15.875      7.500
61        MLC170       800271215       100,000.00        99,858.91   09/01/97   08/01/27     9.750     8.750     15.750      5.000
61        MLC170       800288102        95,448.00        95,448.00   12/01/97   11/01/27     9.375     8.375     15.375      4.850
61        MLC170       800291502       144,500.00       144,447.05   11/01/97   10/01/27    10.875    10.875     16.875      7.550
61        MLC170       800298705        52,275.00        52,275.00   12/01/97   11/01/27    10.750     9.750     16.750      6.750
61        MLC170       800304826       189,000.00       189,000.00   12/01/97   11/01/27     9.750     8.750     15.750      5.750
61        MLC170       800313447       210,000.00       209,882.27   11/01/97   10/01/27     8.875     8.875     14.875      4.450
61        MLC170       800317497        51,139.00        51,000.04   10/01/97   09/01/27    11.250    10.250     17.250      6.450
61        MLC170       800326746        65,000.00        64,975.53   12/01/97   11/01/27    10.750     9.750     16.750      5.250
61        MLC170       800330284       182,430.00       182,330.35   11/01/97   10/01/27     9.000     9.000     15.000      5.550
61        MLC170       800339715       101,700.00       101,700.00   12/01/97   11/01/27     9.750     8.750     15.750      5.500
61        MLC170       800340382       103,500.00       103,463.10   11/01/97   10/01/27    11.000    10.000     17.000      6.800
61        MLC170       800348716        65,700.00        65,700.00   12/01/97   11/01/27     9.875     8.875     15.875      6.250
61        MLC170       800353229        50,000.00        49,974.76   12/01/97   11/01/27     9.375     8.375     15.375      4.800
61        MLC170       800353633        72,250.00        72,226.26   11/01/97   10/01/27    11.375    10.375     17.375      6.950
61        MLC170       800356164       112,500.00       112,459.89   11/01/97   10/01/27    11.000    10.000     17.000      6.800
61        MLC170       800357568        89,090.00        89,063.79   12/01/97   11/01/27    11.875    10.875     17.875      6.800
61        MLC170       800357808       193,050.00       192,981.17   12/01/97   11/01/27    11.000    10.000     17.000      6.450
61        MLC170       800358616       130,475.00       130,417.28   11/01/97   10/01/27    10.000    10.000     16.000      6.500
61        MLC170       800358954        80,500.00        80,500.00   12/01/97   11/01/27    10.250     9.250     16.250      5.750
61        MLC170       800359069       192,400.00       192,331.39   11/01/97   10/01/27    11.000    10.000     17.000      6.750
61        MLC170       800360208       134,400.00       134,353.37   11/01/97   10/01/27    11.125    11.125     17.125      7.600
61        MLC170       800360273       172,000.00       172,000.00   12/01/97   11/01/27    11.500    11.500     17.500      7.950
61        MLC170       800368201        45,500.00        45,479.33   12/01/97   11/01/27     9.875     8.875     15.875      5.250
61        MLC170       800369779       103,275.00       103,238.18   12/01/97   11/01/27    11.000    10.000     17.000      6.250
61        MLC170       800370934       139,000.00       138,947.67   12/01/97   11/01/27    10.750     9.750     16.750      6.250
61        MLC170       800372609        85,125.00        85,125.00   12/01/97   11/01/27     8.750     8.750     14.750      5.500
61        MLC170       800373169       144,500.00       144,432.58   11/01/97   10/01/27     9.750     9.750     15.750      6.250
61        MLC170       800375750        78,500.00        78,386.02   10/01/97   09/01/27     7.625     7.625     13.625      3.750
61        MLC170       800379554        36,000.00        36,000.00   12/01/97   11/01/27    10.375     9.375     16.375      6.300
61        MLC170       800386476       136,800.00       136,508.51   06/01/97   05/01/27    11.125    10.125     17.125      6.000
61        MLC170       800387821        85,000.00        85,000.00   12/01/97   11/01/27     9.500     8.500     15.500      5.050
61        MLC170       800389165        81,000.00        80,962.21   11/01/97   10/01/27     9.750     9.750     15.750      6.250
61        MLC170       800392987        71,400.00        71,400.00   12/01/97   11/01/27    11.000    10.000     17.000      6.250
61        MLC170       800401192       193,500.00       193,500.00   12/01/97   11/01/27     9.750     9.750     15.750      7.750
61        MLC170       800402430        87,200.00        87,200.00   12/01/97   11/01/27    11.500    10.500     17.500      7.250
61        MLC170       800404469        92,300.00        92,274.31   12/01/97   11/01/27    12.125    11.125     18.125      6.750
61        MLC170       800408460       149,400.00       149,400.00   12/01/97   11/01/27     9.875     8.875     15.875      5.850
61        MLC170       800409906       151,200.00       151,200.00   12/01/97   11/01/27     8.750     7.750     14.750      5.500
61        MLC170       800412918       103,950.00       103,950.00   12/01/97   11/01/27     9.875     8.875     15.875      6.000
61        MLC170       800424541       119,000.00       119,000.00   12/01/97   11/01/27    12.000    11.000     18.000      7.800
61        MLC170       800425118        57,600.00        57,600.00   12/01/97   11/01/27    10.875     9.875     16.875      6.500
61        MLC170       800427288       162,750.00       162,750.00   12/01/97   11/01/27     8.625     7.625     14.625      5.500
61        MLC170       800427296       113,400.00       113,400.00   12/01/97   11/01/27    10.125     9.125     16.125      6.250
61        MLC170       800428385       144,000.00       144,000.00   12/01/97   11/01/27    10.875     9.875     16.875      6.500
61        MLC172       800207649        74,250.00        74,111.46   08/01/97   07/01/27    10.875     9.875     16.875      6.500
61        MLC172       800216467        33,600.00        33,528.50   08/01/97   07/01/27    11.625    10.625     17.625      7.000
61        MLC172       800243453        59,500.00        59,464.81   10/01/97   09/01/27    11.875    10.875     17.875      7.000
61        MLC172       800261570       112,000.00       111,934.23   10/01/97   09/01/27    11.875    10.875     17.875      7.050
61        MLC172       800268682        88,200.00        88,200.00   12/01/97   11/01/27    10.250     9.250     16.250      5.750
61        MLC172       800279127        71,400.00        71,375.23   12/01/97   11/01/27    11.125    10.125     17.125      6.750
61        MLC172       800279150        95,000.00        94,978.28   11/01/97   10/01/27    13.000    12.000     19.000      7.800
61        MLC172       800281354        66,000.00        65,947.31   11/01/97   10/01/27    10.500     9.500     16.500      6.300
61        MLC172       800290041        55,000.00        54,946.75   10/01/97   09/01/27    11.500    10.500     17.500      7.125
61        MLC172       800293235        65,700.00        65,655.43   10/01/97   09/01/27    11.250    10.250     17.250      6.450
61        MLC172       800301327        29,750.00        29,731.91   10/01/97   09/01/27    11.750    10.750     17.750      7.200
61        MLC172       800301608       128,350.00       128,271.98   10/01/97   09/01/27    11.750    10.750     17.750      7.200


Alliance Funding                                  Sale Schedule A - Group 2, Sub-Pool III                       Page 2 - 12 12/17/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97


                                                                                                                                Zip
Pool ID   Sale ID       Account       Name                         Address                        City                 State    Code
------------------------------------------------------------------------------------------------------------------------------------
61        MLC172       800307738   ZIPPITTELLI, LOUIS A SR      498 SOUTH KEYSER AVENUE        TAYLOR                    PA    18517
61        MLC172       800319402   MEJIA FRANCISCO              22 EAST 6TH STREET             HUNTINGTON STATION        NY    11746
61        MLC172       800328775   MAYER ELZBIETA B             77 RED HILL RD                 NEW CITY                  NY    10956
61        MLC172       800329104   CAMPBELL MAXINE L            107 WOLF STREET                HIGHSPIRE                 PA    17034
61        MLC172       800329237   CARRERO JOSEPH               6 MONTROSE TERRACE             ALLENDALE                 NJ    07401
61        MLC172       800337859   WRECSICS ANNA M              1351 WRESICS ROAD              RICHLANDTOWN              PA    18955
61        MLC172       800339194   AGONITO CHRISTOPHE P         305 S MORGAN STREET            ANDREWS                   SC    29510
61        MLC172       800341380   CARR MARGARET                32-9 FARM ROAD                 HILLSBOROUGH TOWNSHIP     NJ    08853
61        MLC172       800342958   MCDOWELL ELLEN C             104 EAST CHURCH STREET         BLACKWOOD                 NJ    08012
61        MLC172       800343311   MILLER CHARLES M             7832 MAIN STREET               UPPER MACUNGIE TWNP       PA    18051
61        MLC172       800348013   HERNDON LILALVA              23-50 98TH STREET              EAST ELMHURST             NY    11369
61        MLC172       800355414   AUSTIN JACQUELINE E          1824 BRIGGS STREET             HARRISBURG                PA    17103
61        MLC172       800357048   MARTIN GARY J                42 LAUREL RIDGE                WATERTOWN                 CT    06779
61        MLC172       800359481   MEBS CHARLES A JR            69 N CENTRAL AVENUE            WINSLOW                   NJ    08081
61        MLC172       800359895   SINGH RAJENDRA M             964 BEAR TAVERN ROAD           EWING                     NJ    08628
61        MLC172       800364879   NIEMKIEWICZ SEBASTIAN        14 ROCK SPRINGS ROAD           BRECKENRIDGE              CO    80424
61        MLC172       800367484   WINTERS ROBERT J             1508 OBLOCK ROAD               PITTSBURGH                PA    15239
61        MLC172       800367765   DEJESUS EDWIN JR             112 EAST BROWN STREET          EAST STROUDSBURG          PA    18301
61        MLC172       800370157   PICKLES THOMAS G             35 PINE ROAD                   HOWELL                    NJ    07731
61        MLC172       800370611   RAGSDALE ANDREA              4027 ESTER DRIVE               ATLANTA                   GA    30331
61        MLC172       800371817   DUROSEAU ELIA                1725 ATHERTON AVENUE           ELMONT                    NY    11003
61        MLC172       800372096   MCGINTY JAMES R JR           628 NORTH MAIN STREET          ARCHIBALD                 PA    18403
61        MLC172       800375701   PRIBBLE ALAN DALE            44805 N NEW RIVER ROAD         PHOENIX                   AZ    85027
61        MLC172       800376865   REIDENAUER CATHIE B          RD 4 BOX 164A                  KUTZTOWN                  PA    19530
61        MLC172       800377624   BOLYARD LEONARD R            350 DORCHESTER STREET          PORT CHARLOTTE            FL    33954
61        MLC172       800379786   SUBER SHERRY                 2230 WEBSTER AVENUE            PITTSBURGH                PA    15219
61        MLC172       800387185   RODRIGUEZ ALFRANIO           17 BIRCH RD                    YONKERS                   NY    10705
61        MLC172       800387490   HARRIS KENT R.               2849 EAST 2960 SOUTH           SALT LAKE CITY            UT    84109
61        MLC172       800388316   MARCOUX HENRY E JR           7 BETH COURT                   EAST BRUNSWICK            NJ    08816
61        MLC172       800391062   DEIBERT BRADLEY J            16588 EAST 8TH AVENUE          AURORA                    CO    80011
61        MLC172       800391153   VINCENT MICHAEL              59 BENEDICT STREET             NORWALK                   CT    06850
61        MLC172       800395402   BOOTHE EDWARD J.             4345 WEST 1500 NORTH           PLAIN CITY                UT    84404
61        MLC172       800396475   HARTSUFF JAMES H             296 COUNTY ROAD                MILLSBORO                 DE    19966
61        MLC172       800400558   OSTINI EDWARD A              15010 STARR ROAD SE            OLALLA                    WA    98359
61        MLC172       800403198   VAN WHY PETER H              323 WEST BENNETT STREET        LUZERNE                   PA    18704
61        MLC172       800404832   WALTH HILTON R               315 NORTH 19TH STREET          COLORADO SPRINGS          CO    80904
61        MLC172       800405540   MANSARAY ALEX                127 THROOP AVENUE              NEW BRUNSWICK             NJ    08901
61        MLC172       800405961   TADRY DIANA                  48 SELVAGE AVENUE              TEANECK                   NJ    07666
61        MLC172       800407652   MCCULLER MARVIN              518 CHESTERFIELD ROAD          HAMPTON                   VA    23661
61        MLC172       800407876   BRACKETT TIMOTHY LYNN        806 SAINT ANDREW STREET        TARBORO                   NC    27886
61        MLC172       800411779   ANDERSON HARRY B JR          10 FULTON STREET               MARIANNA                  PA    15345
61        MLC172       800413486   TSIOPELAS GEORGE             237 MISSION ROAD               LONG VALLEY               NJ    07853
61        MLC172       800424723   ALLISON CLAY W               3963 RAWHIDE DRIVE             WEST VALLEY CITY          UT    84120
                      -----------------------------------------
                             100   Sale Total

62        CPI1             52415   JANICKE GERALD               19W178 GINNY LANE EAST         OAKBROOK                  IL    60521
62        CPI1             54874   ENGLISH ROBERT A             16402 GALENA RD                PLANO                     IL    60545
62        CPI1             57943   DENNIS JACK D                1201 W PLAINFIELD RD           LAGRANGE                  IL    60525
62        CPI1             58966   KLASS TIMOTHY H              6008 WOODWARD AVE              DOWNERS GRO               IL    60515
62        CPI1             59105   ZIELINSKI STEVEN G           10924 S LLOYD DRIVE            WORTH                     IL    60482
62        CPI1             60954   URBEN BRUCE                  4206 ELM AVENUE                BROOKFIELD                IL    60513
62        CPI1            506394   REILLY DONALD J              150 TAY RIVER DRIVE            CARPENTERSV               IL    60110
62        CPI1            506998   CARVER ANDREW B              2333 HARTFORD COURT            NAPERVILLE                IL    60565
62        CPI1            507103   SAYRE MARY M                 1058 WARRINGTON ROAD           DEERFIELD                 IL    60015
62        CPI1            507319   HOPPE KATHLEEN S             908 OEFFLING DRIVE             MCHENRY                   IL    60050
62        CPI1            507632   OVERLIN THOMAS P             134 IROQUIS TRAIL              WOOD DALE                 IL    60191
62        CPI1            507798   ZELLEZ RUTH                  4206 W THORNDALE AVENUE        CHICAGO                   IL    60646


                                       Principal    Cut-off Date      First                 Initial   Minimum    Maximum
                                       Balance at     Principal      Payment    Maturity    Mortgage  Mortgage  Mortgage     Gross
Pool ID   Sale ID       Account       Origination      Balance         Date       Date        Rate      Rate      Rate      Margin
----------------------------------------------------------------------------------------------------------------------------------
61        MLC172       800307738        93,750.00        93,684.64   11/01/97   10/01/27    11.125    10.125     17.125      6.800
61        MLC172       800319402       121,500.00       121,500.00   12/01/97   11/01/27     9.625     8.625     15.625      5.000
61        MLC172       800328775       178,500.00       178,436.35   11/01/97   10/01/27    11.000    11.000     17.000      7.550
61        MLC172       800329104        51,200.00        51,171.36   11/01/97   10/01/27    12.125    11.125     18.125      7.250
61        MLC172       800329237       100,000.00       100,000.00   12/01/97   11/01/27    10.000     9.000     16.000      5.600
61        MLC172       800337859       113,200.00       113,171.83   12/01/97   11/01/27    12.625    11.625     18.625      7.500
61        MLC172       800339194        42,400.00        42,386.08   12/01/97   11/01/27    11.375    10.375     17.375      7.000
61        MLC172       800341380        50,400.00        50,336.40   09/01/97   08/01/27    11.625    10.625     17.625      6.900
61        MLC172       800342958        52,900.00        52,862.10   10/01/97   09/01/27    11.000    10.000     17.000      6.650
61        MLC172       800343311        64,800.00        64,800.00   12/01/97   11/01/27    12.625    11.625     18.625      7.500
61        MLC172       800348013       128,000.00       128,000.00   12/01/97   11/01/27    12.000    11.000     18.000      7.250
61        MLC172       800355414        63,890.00        63,872.71   11/01/97   10/01/27    12.250    11.250     18.250      7.500
61        MLC172       800357048       119,700.00       119,661.74   11/01/97   10/01/27    11.500    10.500     17.500      7.150
61        MLC172       800359481       106,250.00       106,212.12   11/01/97   10/01/27    11.000    10.000     17.000      6.550
61        MLC172       800359895       111,650.00       111,605.63   11/01/97   10/01/27    10.500    10.500     16.500      7.550
61        MLC172       800364879       140,250.00       140,184.57   12/01/97   11/01/27     9.750     9.750     15.750      6.250
61        MLC172       800367484        62,900.00        62,900.00   12/01/97   11/01/27     8.625     7.625     14.625      4.500
61        MLC172       800367765       100,000.00        99,956.93   12/01/97   11/01/27    10.125     9.125     16.125      5.500
61        MLC172       800370157       100,000.00        99,946.79   12/01/97   11/01/27     9.125     8.125     15.125      4.500
61        MLC172       800370611        61,200.00        61,200.00   12/01/97   11/01/27     9.875     8.875     15.875      5.500
61        MLC172       800371817       155,550.00       155,460.53   11/01/97   10/01/27    12.000    11.000     18.000      7.550
61        MLC172       800372096        60,350.00        60,350.00   12/01/97   11/01/27    11.000    10.000     17.000      6.250
61        MLC172       800375701       133,250.00       133,189.47   11/01/97   10/01/27     9.875     8.875     15.875      5.400
61        MLC172       800376865        76,600.00        76,600.00   12/01/97   11/01/27    10.750     9.750     16.750      6.500
61        MLC172       800377624        61,000.00        61,000.00   12/01/97   11/01/27    11.625    10.625     17.625      6.750
61        MLC172       800379786        28,000.00        27,993.23   12/01/97   11/01/27    12.750    11.750     18.750      7.500
61        MLC172       800387185       140,250.00       140,194.26   11/01/97   10/01/27    10.500     9.500     16.500      5.800
61        MLC172       800387490       128,000.00       127,956.79   11/01/97   10/01/27    11.250    10.250     17.250      7.250
61        MLC172       800388316        99,000.00        98,977.99   11/01/97   10/01/27    13.125    12.125     19.125      7.650
61        MLC172       800391062        83,200.00        83,162.20   11/01/97   10/01/27     9.875     8.875     15.875      5.400
61        MLC172       800391153       153,000.00       153,000.00   12/01/97   11/01/27     9.250     9.250     15.250      6.000
61        MLC172       800395402        85,850.00        85,809.95   12/01/97   11/01/27     9.750     8.750     15.750      6.250
61        MLC172       800396475        85,000.00        85,000.00   12/01/97   11/01/27     9.750     8.750     15.750      5.000
61        MLC172       800400558       116,000.00       116,000.00   12/01/97   11/01/27    12.125    11.125     18.125      7.750
61        MLC172       800403198        54,000.00        54,000.00   12/01/97   11/01/27     9.500     8.500     15.500      5.250
61        MLC172       800404832        57,400.00        57,400.00   12/01/97   11/01/27     8.000     8.000     14.000      4.750
61        MLC172       800405540        92,000.00        92,000.00   12/01/97   11/01/27    12.750    11.750     18.750      7.500
61        MLC172       800405961       148,000.00       148,000.00   12/01/97   11/01/27     9.875     8.875     15.875      5.250
61        MLC172       800407652        45,050.00        45,050.00   12/01/97   11/01/27    11.625    10.625     17.625      7.000
61        MLC172       800407876        66,300.00        66,300.00   12/01/97   11/01/27    11.875    10.875     17.875      7.000
61        MLC172       800411779        49,600.00        49,584.15   12/01/97   11/01/27    11.500    10.500     17.500      6.750
61        MLC172       800413486       142,800.00       142,697.69   10/26/97   09/26/27    11.000    11.000     17.000      7.500
61        MLC172       800424723        96,000.00        96,000.00   12/01/97   11/01/27    11.500    10.500     17.500      7.250
                      ---------------------------------------------                        ----------------------------------------
                             100      9,920,447.00    9,917,051.73                          10.602     9.843     16.602      6.404

62        CPI1             52415       111,500.00       104,864.17   03/01/92   02/01/22     7.875     0.000     13.875      2.875
62        CPI1             54874        86,400.00        81,692.70   10/01/92   09/01/22     7.750     0.000     13.750      2.875
62        CPI1             57943        51,000.00        48,178.09   06/01/93   05/01/23     6.625     0.000     12.625      2.875
62        CPI1             58966       130,150.00       122,948.47   06/01/93   05/01/23     6.625     0.000     12.625      2.875
62        CPI1             59105       104,000.00        98,566.58   09/01/93   08/01/23     6.625     0.000     12.625      2.875
62        CPI1             60954        85,000.00        79,276.12   12/01/93   11/01/23     6.750     0.000     12.750      2.875
62        CPI1            506394       150,000.00       141,980.81   11/01/93   10/01/23     6.750     0.000     12.750      2.750
62        CPI1            506998       122,300.00       115,714.41   11/01/93   10/01/23     6.750     0.000     12.750      2.750
62        CPI1            507103        60,000.00        49,426.91   12/01/93   11/01/08     6.875     0.000     12.875      2.750
62        CPI1            507319        86,400.00        82,183.67   11/01/93   10/01/23     6.750     0.000     12.750      2.750
62        CPI1            507632       178,400.00       169,962.97   12/01/93   11/01/23     6.750     0.000     12.750      2.750
62        CPI1            507798       169,000.00       160,671.49   12/01/93   11/01/23     6.750     0.000     12.750      2.750


Alliance Funding                                  Sale Schedule A - Group 2, Sub-Pool III                       Page 3 - 12 12/17/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97


                                                                                                                                Zip
Pool ID   Sale ID       Account       Name                         Address                        City                 State    Code
------------------------------------------------------------------------------------------------------------------------------------
62        SB581        161532619   KASHAM RAFIQ                 3970 HILLSIDE DRIVE            YPSILANTI                 MI    48197
62        SB581        161535703   DAVIDSON ANTHONY B           1742 MARION CT                 WHEATON                   IL    60189
62        SB581        161538624   MONTGOMERY THOMAS G          3676 TYLER AVENUE              BERKLEY                   MI    48072
62        SB581        161540844   DEBARDELEBEN MONTINA         3371 WEST 95TH STREET          CLEVELAND                 OH    44102
62        SB581        161542295   TOTH ANDRAS                  11348 CAVELL                   LIVONIA                   MI    48150
62        SB581        161548169   JOHNSON DANIEL               318 SOUTH BILL STREET          PLANO                     IL    60545
62        SB581        161548540   KOWICH KIMBERLY A            2016 NEW YORK                  LINCOLN PARK              MI    48146
62        SB581        161548557   STANCH MICHAEL M             16630 MARTIN                   ROSEVILLE                 MI    48066
62        SB581        161548607   MOORE EVELYN SINQUEFIEL      2730 WINSFORD                  LANSING                   MI    48911
62        SB581        161548698   MCCLURE DIANNE               3269 HOVEY STREET              INDIANAPOLIS              IN    46218
62        SB581        161549423   CROWDER TERRY D              230 ANDERSON AVENUE            KNOXVILLE                 TN    37917
62        SB581        161551015   COOPER CHARLES L             7036 BEARD ROAD                NORTH STREET              MI    48049
62        SB581        161551064   WILLIAMS SCOTT G             1044 LAKEVIEW                  WATERFORD                 MI    48328
62        SB581        161552427   SEGAL NEIL                   24230 RADCLIFT                 OAK PARK                  MI    48237
62        SB581        161553961   MOSS GREEN W III             4134 THREE MILE ROAD           DETROIT                   MI    48224
62        SB581        161553995   FELSTER DOUGLAS G            38105 MURDICK                  NEW BALTIMORE             MI    48047
62        SB581        161555842   BARON MICHAEL                4207 LAKE ROAD WEST            ASHTABULA                 OH    44004
62        SB581        161556956   PRINCE MARY ANN              4261 EAST 175TH STREET         CLEVELAND                 OH    44128
62        SB581        161557897   DUNIGAN ERIC V               15660 GLASTONBURY              DETROIT                   MI    48223
62        SB581        161558341   CHRAPKOWSKI JOHN E           1248 WEST BELLE PLAINE AVE     GURNEE                    IL    60031
62        SB581        161558523   NEWTON MARY E                53088 CR 43                    MIDDLEBURY                IN    46540
62        SB581        161560586   MINER CAROLYN                5149 WEST WOLFRAM STREET       CHICAGO                   IL    60641
62        SB581        161560974   HUFFMAN BART A               3112 SHERMAN                   ANDERSON                  IN    46016
62        SB581        161561634   HEIM DOUGLAS C               2225 SOUTH 29TH STREET         MILWAUKEE                 WI    53215
62        SB581        161561659   GURAK CHRISTOPHE             2379 MARKLAWN CT               WATERFORD                 MI    48329
62        SB581        161561766   DRAKE KAREN                  2945 S MCCLURE STREET          INDIANAPOLIS              IN    46241
62        SB581        161562046   AVERY GERI                   6119 NORTH 37TH STREET         MILWAUKEE                 WI    53209
62        SB581        161562459   TOTTY KEVIN                  2861 WEST RICK DRIVE           PORT HURON                MI    48060
62        SB581        161562509   HOLMAN KENNETH A             498 EAST 13TH STREET           SEYMOUR                   IN    47224
62        SB581        161562772   FRAY VERNON                  945 LYDIA PLACE                BALDWIN HARBOR            NY    11510
62        SB581        161563135   KELLER GARY W                353 MCCLAIN AVENUE             COSHOCTON                 OH    43812
62        SB581        161565460   ROBINSON ROY E JR            53441 ELYSIA DRIVE             CHESTERFIELD              MI    48051
62        SB581        161566914   PETRO ALBERT M               25896 GOLF POINTE DRIVE        SOUTHFIELD                MI    48075
62        SB581        161566971   DAVIS CHARLIE MAE            10203 LAKEPOINTE               DETROIT                   MI    48224
62        SB581        161566989   TOCCO CHRISTIAN              2180 ZENIA                     TROY                      MI    48083
62        SB581        161567680   KING MARILYN                 10438 SOUTH TORRENCE           CHICAGO                   IL    60628
62        SB581        161567854   BELL DOUGLAS                 46500 CYPRESS CT               SHELBY TWP                MI    48135
62        SB581        161568704   HUSTON JAMES A               4 PARKS STREET                 OXFORD                    MI    48371
62        SB581        161569264   APPLEWHITE CHARLES           19337 BRADFORD                 DETROIT                   MI    48205
62        SB581        161569330   WALDRON THERESE              829 WEST ALTGELD AVE           CHICAGO                   IL    60614
62        SB581        161570338   PEPERA RENEE                 5330 CLINTONVILLE ROAD         CLARKSTON                 MI    48346
62        SB581        161570411   MAHL ROBERT E                2105 RANDALL ROAD              INDIANAPOLIS              IN    46240
62        SB581        161571070   BOGGS DIANNA S               5 N 597 WEBER DR               ST CHARLES                IL    60174
62        SB581        161571179   TRESS TIMOTHY                21609 SHADYBROOK DRIVE         NOVI                      MI    48375
62        SB581        161571328   DECKER JANET L               1340 GREENHILLS ROAD           GREENFIELD                IN    46140
62        SB581        161571955   AIRD MARY BETH               11250 LAKEHAVEN                WHITE LAKE                MI    48386
62        SB581        161571963   WURST STEVEN W               3561 TALL OAKS                 ORION                     MI    48359
62        SB581        161572300   EDWIN PARAMBALOT A           5 GOOSEBERRY LANE              DWIGHT                    IL    60420
62        SB581        161573068   SCANLAND JOSEPH L            6233 EPPERSON DRIVE            INDIANAPOLIS              IN    46221
62        SB581        161573654   MCKAY GEORGE S               4045 N LOWELL AVENUE           CHICAGO                   IL    60641
62        SB581        161573746   SANSONETTI JOSEPH P          987 FLOYD ST                   BIRMINGHAM                MI    48009
62        SB581        161574868   ERICKSON KATHLEEN M          908 9TH AVENUE NORTH           PRINCETON                 MN    55371
62        SB581        161574967   MCMAHON STEVEN M             4087 PETERS ROAD               COLUMBIAVILLE             MI    48421
62        SB581        161576764   VIECE MARK J                 423 ITASCA                     WOODDALE                  IL    60191
62        SB581        161577002   DELISI KENNETH W             5209 WEST 147TH ST             OAK FOREST                IL    60455
62        SB581        161577044   COOK ALFONIA                 102 EAST 83RD ST               CHICAGO                   IL    60619
62        SB581        161577192   EUBANKS JACKIE E             2430 WALNUT                    AUBURN HILLS              MI    48326



                                       Principal    Cut-off Date      First                 Initial   Minimum    Maximum
                                       Balance at     Principal      Payment    Maturity    Mortgage  Mortgage  Mortgage     Gross
Pool ID   Sale ID       Account       Origination      Balance         Date       Date        Rate      Rate      Rate      Margin
----------------------------------------------------------------------------------------------------------------------------------
62        SB581        161532619       120,000.00       119,913.15   11/01/97   10/01/27     7.625     7.625     13.625      4.300
62        SB581        161535703       132,800.00       132,661.79   10/01/97   09/01/27     9.250     8.250     15.250      5.200
62        SB581        161538624       108,000.00       107,957.08   12/01/97   11/01/27    10.500     9.500     16.500      6.000
62        SB581        161540844        59,500.00        59,478.79   11/01/97   10/01/27    11.000    10.000     17.000      6.250
62        SB581        161542295       108,900.00       108,845.00   11/01/97   10/01/27     9.375     9.375     15.375      6.050
62        SB581        161548169        94,500.00        94,458.19   11/01/97   10/01/27    10.000    10.000     16.000      6.450
62        SB581        161548540        69,700.00        69,627.44   10/01/97   09/01/27     9.250     8.250     15.250      4.650
62        SB581        161548557        90,900.00        90,850.35   11/01/97   10/01/27     9.000     9.000     15.000      5.550
62        SB581        161548607        87,300.00        87,262.39   11/01/97   10/01/27    10.125    10.125     16.125      6.800
62        SB581        161548698        29,700.00        29,687.87   12/01/97   11/01/27    10.375     9.375     16.375      5.750
62        SB581        161549423        39,600.00        39,586.25   11/01/97   10/01/27    11.125    10.125     17.125      6.500
62        SB581        161551015        73,000.00        73,000.00   12/01/97   11/01/27    10.375     9.375     16.375      6.400
62        SB581        161551064        73,800.00        73,745.68   11/01/97   10/01/27    10.875     9.875     16.875      6.450
62        SB581        161552427        72,000.00        71,955.00   11/01/97   10/01/27    11.625    10.625     17.625      7.150
62        SB581        161553961        63,000.00        62,978.14   11/01/97   10/01/27    11.125    10.125     17.125      6.450
62        SB581        161553995        61,800.00        61,745.09   11/01/97   10/01/27    10.000    10.000     16.000      6.550
62        SB581        161555842        89,000.00        89,000.00   12/01/97   11/01/27    10.375     9.375     16.375      5.750
62        SB581        161556956        66,400.00        66,400.00   12/01/97   11/01/27    12.625    11.625     18.625      7.500
62        SB581        161557897        78,900.00        78,900.00   12/01/97   11/01/27    10.625     9.625     16.625      6.450
62        SB581        161558341       106,200.00       106,200.00   12/01/97   11/01/27     8.750     7.750     14.750      4.500
62        SB581        161558523        79,200.00        79,200.00   12/01/97   11/01/27    10.375     9.375     16.375      6.250
62        SB581        161560586        63,000.00        62,979.31   12/01/97   11/01/27    11.375    10.375     17.375      6.000
62        SB581        161560974        55,200.00        55,180.32   11/01/97   10/01/27    11.000    10.000     17.000      6.250
62        SB581        161561634        58,400.00        58,400.00   12/01/97   11/01/27    12.750    11.750     18.750      7.500
62        SB581        161561659       144,000.00       144,000.00   12/01/97   11/01/27    10.875     9.875     16.875      6.450
62        SB581        161561766        38,200.00        38,186.75   12/01/97   11/01/27    11.125    10.125     17.125      6.750
62        SB581        161562046        25,800.00        25,785.53   12/01/97   11/01/27     8.875     7.875     14.875      4.750
62        SB581        161562459        74,700.00        74,672.63   11/01/97   10/01/27    10.875     9.875     16.875      6.450
62        SB581        161562509        80,000.00        80,000.00   12/01/97   11/01/27     9.875     8.875     15.875      5.500
62        SB581        161562772       199,800.00       199,718.44   12/01/97   11/01/27    10.375     9.375     16.375      4.500
62        SB581        161563135        46,800.00        46,800.00   12/01/97   11/01/27    10.000     9.000     16.000      5.750
62        SB581        161565460       138,600.00       138,600.00   12/01/97   11/01/27     8.250     8.250     14.250      5.300
62        SB581        161566914       192,000.00       192,000.00   12/01/97   11/01/27    12.750    11.750     18.750      7.500
62        SB581        161566971        47,000.00        47,000.00   12/01/97   11/01/27    10.500    10.500     16.500      7.550
62        SB581        161566989       137,700.00       137,549.00   11/01/97   10/01/27     9.000     8.000     15.000      4.200
62        SB581        161567680        50,400.00        50,355.21   11/01/97   10/01/27    10.000     9.000     16.000      5.000
62        SB581        161567854       123,200.00       123,144.02   11/01/97   10/01/27     9.875     8.875     15.875      5.150
62        SB581        161568704        97,500.00        97,459.11   12/01/97   11/01/27    10.250     9.250     16.250      6.200
62        SB581        161569264        25,300.00        25,300.00   12/01/97   11/01/27    12.125    12.125     18.125      7.625
62        SB581        161569330       204,000.00       204,000.00   12/01/97   11/01/27    12.125    12.125     18.125      8.900
62        SB581        161570338       138,500.00       138,441.92   11/01/97   10/01/27    10.250    10.250     16.250      6.500
62        SB581        161570411        68,000.00        67,983.55   12/01/97   11/01/27    12.750    11.750     18.750      8.000
62        SB581        161571070       116,000.00       116,000.00   01/01/98   12/01/27    10.750    10.750     16.750      7.250
62        SB581        161571179       100,000.00        99,901.25   11/01/97   10/01/27     9.500     9.500     15.500      6.050
62        SB581        161571328       136,000.00       135,962.16   11/01/97   10/01/27    12.125    11.125     18.125      7.250
62        SB581        161571955       172,000.00       172,000.00   12/01/97   11/01/27     9.250     8.250     15.250      4.950
62        SB581        161571963       206,900.00       206,900.00   12/01/97   11/01/27     9.375     9.375     15.375      6.400
62        SB581        161572300       133,200.00       133,132.74   12/01/97   11/01/27     9.375     9.375     15.375      6.250
62        SB581        161573068        81,900.00        81,866.56   11/01/97   10/01/27    10.375     9.375     16.375      5.750
62        SB581        161573654       142,400.00       142,400.00   12/01/97   11/01/27     9.625     8.625     15.625      5.000
62        SB581        161573746       154,000.00       154,000.00   12/01/97   11/01/27    10.625     9.625     16.625      6.000
62        SB581        161574868        70,200.00        70,200.00   12/01/97   11/01/27    10.375     9.375     16.375      6.250
62        SB581        161574967       136,000.00       135,952.81   12/01/97   11/01/27    11.125    10.125     17.125      6.750
62        SB581        161576764       135,000.00       135,000.00   12/01/97   11/01/27    10.125     9.125     16.125      6.250
62        SB581        161577002       157,500.00       157,424.55   12/01/97   11/01/27     9.625     8.625     15.625      5.500
62        SB581        161577044       104,500.00       104,500.00   12/01/97   11/01/27    11.375    10.375     17.375      6.500
62        SB581        161577192       139,050.00       139,050.00   12/01/97   11/01/27    10.500     9.500     16.500      6.250


Alliance Funding                                  Sale Schedule A - Group 2, Sub-Pool III                       Page 4 - 12 12/17/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97


                                                                                                                                Zip
Pool ID   Sale ID       Account       Name                         Address                        City                 State    Code
------------------------------------------------------------------------------------------------------------------------------------
62        SB581        161577242   SPRAGUE APRIL L              1186 JAY STREET                WATERFORD                 MI    48327
62        SB581        161577317   CONLY SHARON A               1120 WEST 72ND STREET          INDIANAPOLIS              IN    46260
62        SB581        161578596   DENNIS GEORGE                13948 MELVIN                   LIVONIA                   MI    48154
62        SB581        161582788   MOLNAR CHRISTOPHE D          6820 LATHERS                   GARDEN CITY               MI    48135
62        SB581        161582804   LEWIS HENDERSON              8083 PENROD                    DETROIT                   MI    48227
62        SB581        161582838   PRUETT DARRYL M              42969 VERSAILLES               CANTON                    MI    48187
62        SB581        161585153   KOZAK RICHARD                1515 JANET                     DOWNERS GROVE             IL    60515
62        SB581        161585864   KOCH NORBERT R               612 LONGVIEW DRIVE             ANTIOCH                   IL    60002
62        SB581        161588496   SKOGLUND ROBERT G            4260 MCGIRR ROAD               SHABBONA                  IL    60550
62        SB581        161588579   HIGGINS MIKE P               2966 FARMERS CREEK ROAD        METAMORA TOWNSHIP         MI    48455
62        SB583        161502109   MCBRIDE TERRANCE K           2940 WEST MONTBELLO DRIVE      COLORADO SPRINGS          CO    80918
62        SB583        161525563   LYNN SHAWN C                 2181 STOCKMEYER                WESTLAND                  MI    48185
62        SB583        161534342   DOTSON VERNON M              4908 FALCON GROVE DR           INDIANAPOLIS              IN    46254
62        SB583        161537873   VALDEZ EMMANUEL V V          2651 NORTH WAYNE UNIT 1        CHICAGO                   IL    60614
62        SB583        161545439   BENEDETTO DIANE              620 BLUFF CITY BOULEVARD       ELGIN                     IL    60120
62        SB583        161549407   ROLLINS ROBERT JEREMY        7527 FOREST PARK DRIVE         INDIANAPOLIS              IN    46217
62        SB583        161560636   BROWN PAUL                   124 CHAPEL RIDGE NE            CANTON                    OH    44714
62        SB583        161562798   TUCKER CLARICE               5521 BUCHANAN STREET           MERRILLVILLE              IN    46410
62        SB583        161575162   WILLIS BRUCE ALLEN           9 WEST ARMSTRONG STREET        FRANKFORT                 IN    46041
62        SB583        161581343   BODEN JAY                    235 KELLER DRIVE               GREENFIELD                IN    46140
62        SB583        161582770   ABDO ALI M                   2344 2346 CABOT                DETROIT                   MI    48210
62        SB583        161585328   PUTRUS SABIHA                1828 E MILTON                  HAZEL PARK                MI    48030
62        SB583        161587092   MACERONI MICHAEL             2424 BENJAMIN AVE              ROYAL OAK                 MI    48073
62        SB583        161589783   TEAL THOMAS L                8455 SMILEY                    SHELBY TWP.               MI    48316
62        SB583        161590484   DANIELS SUSAN D              166 CAMBRIDGE LANE             BLOOMINGDALE              IL    60108
62        SB583        161591383   BRADY DONNA J                729 GOODWIN DRIVE              PARK RIDGE                IL    60068
62        SB583        161592043   ERICKSON DALE E              7717 KITTERY LANE              MENTOR                    OH    44060
62        SB583        161593140   MABEY JOHN E                 32494 WISCONSIN                LIVONIA                   MI    48150
62        SB583        161594098   SHEPARD CAROLYN F            312/314 N TACOMA AVE           INDIANAPOLIS              IN    46201
62        SB583        161595350   SARPALIUS PAUL J             8721 S SPROAT                  OAKLAWN                   IL    60453
62        SB583        161597646   SMOLARCZYK JOHN              5247 SOUTH MENARD AVENUE       CHICAGO                   IL    60638
62        SB583        161600507   THOMAS WILLIE M JR           7422 PATTON                    DETROIT                   MI    48228
62        SBC582       800255218   CARRINGTON CAROL             75 SUNKEN MEADOW RD            FORT SALONGA              NY    11768
62        SBC582       800263303   HARKINS KAREN KARTMAN        521 EAST MANOA ROAD            HAVERTOWN                 PA    19083
62        SBC582       800280109   SNYDER SCOTT M               34 CANAAN STREET               CARBONDALE                PA    18407
62        SBC582       800313488   FARS FRANK                   363 LATIMER ROAD               SOUTHAMPTON               PA    18966
62        SBC582       800337503   LOCKMAN DWAYNE D SR          205 CEDAR RUN DRIVE            DOUGLASSVILLE             PA    19518
62        SBC582       800351124   CERRO JEFFREY N              1316 CRAIG STREET              MCKEESPORT                PA    15132
62        SBC582       800351223   STEWART KEITH R              2106 ROCHELLE PLACE            COLUMBUS                  OH    43232
62        SBC582       800369050   HEADEN BENJAMIN JR           LOT 21 MOUNTAIN VIEW ESTAT     BLAKESLEE                 PA    18610
62        SBC582       800373219   HOWARD HOLLY                 48 EAST 490 SOUTH              IVINS                     UT    84738
62        SBC582       800376600   WILLIAMS DENNIS L            610 ALLANA CT                  STONE MOUNTAIN            GA    30087
62        SBC582       800377459   DUNN NEVILLE                 1801 ARNOW AVENUE              BRONX                     NY    10469
62        SBC582       800383168   HUDGINS JERRY W              145 BELVIDERE STREET           NAZARETH                  PA    18064
62        SBC582       800386625   STEELMAN PAUL M              604 CANDLEWOOD DRIVE           BLAKESLEE                 PA    18610
62        SBC582       800387623   EDGELL MICHAEL T             2623 SUNSET BOULEVARD          BROOMALL                  PA    19008
62        SBC582       800394348   YOUNG JEANNE C               12526 EAST ALASKA AVENUE       AURORA                    CO    80012
62        SBC582       800394355   BEE RICHARD D JR             4047 MASTERS ROAD              LEAVITTSBURG              OH    44430
62        SBC582       800395766   BAUER CAROL LYNN             296 OLD DELP ROAD              LANCASTER                 PA    17601
62        SBC582       800397309   ATTANUCCI DEAN               1638 SUBURBAN AVENUE           PITTSBURGH                PA    15216
62        SBC582       800403347   DALEY KEVIN                  99-63 211TH PLACE              QUEENS VILLAGE            NY    11429
62        SBC582       800407140   RICE ROBERT                  21 NORTHGATE BLVD              EASTON                    PA    18045
62        SBC582       800414526   KELLY LLOYD D                22208 120TH STREET EAST        SUMNER                    WA    98390
62        SBC582       800415499   MATTHEWS CYNTHIA W           1015 S PARKER CHURCH RD        RAEFORD                   NC    28376
62        SBC582       800417198   POWELL RHONDA                4161 NORTHEAST 1ST TERRACE     POMPANO BEACH             FL    33064
62        SBC582       800419053   WILLIAMS LOUISE              4644 14TH AVENUE SOUTH         ST PETERSBURG             FL    33711
62        SBC582       800425340   GUERRA EMILIO                7007 NORTH CAMERON AVENUE      TAMPA                     FL    33614



                                       Principal    Cut-off Date      First                 Initial   Minimum    Maximum
                                       Balance at     Principal      Payment    Maturity    Mortgage  Mortgage  Mortgage     Gross
Pool ID   Sale ID       Account       Origination      Balance         Date       Date        Rate      Rate      Rate      Margin
----------------------------------------------------------------------------------------------------------------------------------
62        SB581        161577242        92,700.00        92,663.17   12/01/97   11/01/27    10.500     9.500     16.500      6.200
62        SB581        161577317       100,300.00       100,300.00   01/01/98   12/01/27    11.125    10.125     17.125      6.750
62        SB581        161578596       130,500.00       130,500.00   12/01/97   11/01/27     8.875     8.875     14.875      5.850
62        SB581        161582788        78,800.00        78,800.00   12/01/97   11/01/27     8.375     8.375     14.375      5.300
62        SB581        161582804        45,900.00        45,877.42   12/01/97   11/01/27     9.500     9.500     15.500      6.550
62        SB581        161582838       153,000.00       152,904.90   12/01/97   11/01/27     8.375     8.375     14.375      5.300
62        SB581        161585153        67,000.00        67,000.00   12/01/97   11/01/27    10.875     9.875     16.875      6.000
62        SB581        161585864        93,800.00        93,800.00   01/01/98   12/01/27     8.125     8.125     14.125      4.750
62        SB581        161588496        81,900.00        81,900.00   01/01/98   12/01/27    11.125    11.125     17.125      7.250
62        SB581        161588579        67,500.00        67,500.00   01/01/98   12/01/27     9.875     8.875     15.875      6.050
62        SB583        161502109       119,250.00       119,047.40   08/01/97   07/01/27    10.250     9.250     16.250      5.750
62        SB583        161525563       118,800.00       118,618.66   08/01/97   07/01/27    10.750     9.750     16.750      4.900
62        SB583        161534342       180,000.00       180,000.00   01/01/98   12/01/27    10.625     9.625     16.625      6.000
62        SB583        161537873       138,700.00       138,477.50   11/01/97   10/01/27     7.125     7.125     13.125      3.750
62        SB583        161545439        64,000.00        63,886.75   10/01/97   09/01/27     6.625     6.625     12.625      3.250
62        SB583        161549407       113,900.00       113,900.00   01/01/98   12/01/27    11.125    10.125     17.125      6.750
62        SB583        161560636       112,000.00       112,000.00   01/01/98   12/01/27    12.750    11.750     18.750      8.000
62        SB583        161562798        35,000.00        35,000.00   01/01/98   12/01/27    10.750    10.750     16.750      6.750
62        SB583        161575162        41,600.00        41,600.00   12/01/97   11/01/27    12.750    11.750     18.750      8.000
62        SB583        161581343       139,400.00       139,357.84   12/01/97   11/01/27    11.750    10.750     17.750      7.250
62        SB583        161582770        22,800.00        22,800.00   12/01/97   11/01/27    12.625    11.625     18.625      7.900
62        SB583        161585328        47,900.00        47,883.83   12/01/97   11/01/27    11.250    10.250     17.250      7.050
62        SB583        161587092       148,500.00       148,500.00   01/01/98   12/01/27     8.250     8.250     14.250      5.300
62        SB583        161589783       127,500.00       127,500.00   01/01/98   12/01/27    10.500    10.500     16.500      7.800
62        SB583        161590484       170,000.00       170,000.00   01/01/98   12/01/27    11.000    10.000     17.000      6.750
62        SB583        161591383       166,500.00       166,500.00   01/01/98   12/01/27     9.750     8.750     15.750      5.500
62        SB583        161592043       200,000.00       200,000.00   01/01/98   12/01/27     7.750     6.750     13.750      3.750
62        SB583        161593140       114,700.00       114,700.00   01/01/98   12/01/27     9.375     9.375     15.375      6.400
62        SB583        161594098        42,500.00        42,500.00   01/01/98   12/01/27    11.000    10.000     17.000      6.250
62        SB583        161595350       104,500.00       104,500.00   01/01/98   12/01/27     8.875     7.875     14.875      4.250
62        SB583        161597646        85,000.00        85,000.00   01/01/98   12/01/27     9.750     8.750     15.750      5.500
62        SB583        161600507        46,750.00        46,750.00   01/01/98   12/01/27    11.500    10.500     17.500      7.450
62        SBC582       800255218       185,000.00       184,717.52   09/01/97   08/01/27     9.375     9.375     15.375      5.800
62        SBC582       800263303       113,900.00       113,743.45   09/01/97   08/01/27     9.875     9.875     15.875      6.250
62        SBC582       800280109        20,000.00        19,989.49   10/01/97   09/01/27    12.375    11.375     18.375      7.400
62        SBC582       800313488       115,515.00       115,462.52   11/01/97   10/01/27     9.875     9.875     15.875      6.500
62        SBC582       800337503       159,390.00       159,390.00   12/01/97   11/01/27    10.250     9.250     16.250      5.750
62        SBC582       800351124        24,000.00        23,986.89   12/01/97   11/01/27     9.000     8.000     15.000      4.500
62        SBC582       800351223        56,100.00        56,065.90   11/01/97   10/01/27    11.750    10.750     17.750      7.200
62        SBC582       800369050       153,000.00       152,925.19   11/01/97   10/01/27     9.625     8.625     15.625      5.200
62        SBC582       800373219        62,400.00        62,347.44   10/01/97   09/01/27    10.250     9.250     16.250      5.250
62        SBC582       800376600       107,100.00       107,068.49   11/01/97   10/01/27    11.875    10.875     17.875      7.550
62        SBC582       800377459        56,000.00        56,000.00   12/01/97   11/01/27     9.875     8.875     15.875      5.500
62        SBC582       800383168       103,500.00       103,500.00   12/01/97   11/01/27     9.875     8.875     15.875      5.750
62        SBC582       800386625       115,650.00       115,604.04   11/01/97   10/01/27    10.500     9.500     16.500      6.125
62        SBC582       800387623       104,985.00       104,985.00   12/01/97   11/01/27     8.875     7.875     14.875      5.000
62        SBC582       800394348       102,000.00       102,000.00   12/01/97   11/01/27    11.125    10.125     17.125      7.000
62        SBC582       800394355        41,250.00        41,250.00   12/01/97   11/01/27    10.875     9.875     16.875      6.000
62        SBC582       800395766       139,500.00       139,500.00   12/01/97   11/01/27    10.375     9.375     16.375      5.750
62        SBC582       800397309        24,800.00        24,800.00   12/01/97   11/01/27    12.750    11.750     18.750      7.500
62        SBC582       800403347       150,000.00       150,000.00   12/01/97   11/01/27    11.750    10.750     17.750      6.875
62        SBC582       800407140       119,000.00       118,952.71   12/01/97   11/01/27    10.500    10.500     16.500      7.000
62        SBC582       800414526       117,300.00       117,300.00   12/01/97   11/01/27    10.375     9.375     16.375      6.750
62        SBC582       800415499        58,825.00        58,825.00   12/01/97   11/01/27    12.125    11.125     18.125      7.250
62        SBC582       800417198        76,500.00        76,468.77   12/01/97   11/01/27    10.375     9.375     16.375      6.250
62        SBC582       800419053        58,500.00        58,500.00   12/01/97   11/01/27    10.375     9.375     16.375      6.250
62        SBC582       800425340        70,400.00        70,400.00   12/01/97   11/01/27     9.875     8.875     15.875      5.500


Alliance Funding                                  Sale Schedule A - Group 2, Sub-Pool III                       Page 5 - 12 12/17/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97


                                                                                                                                Zip
Pool ID   Sale ID       Account       Name                         Address                        City                 State    Code
------------------------------------------------------------------------------------------------------------------------------------
62        SBC582       800430688   ARMSTRONG JAMES              714 TERRACE PLACE              UNIONDALE                 NY    11553
62        SBC582       800433054   CORRENTE MICHAEL R           808 VICTORIA DRIVE             TOBYHANNA                 PA    18466
62        SBC582       800435224   JONES JAY W                  2130 EAST 7800 SOUTH           SOUTH WEBER               UT    84405
62        SBC582       800443566   DEMING VALERIE ANNE          1960 IVY STREET                DENVER                    CO    80220
62        SBC582       800445421   INMON HAROLD DEAN            2815 WEST VISTA AVENUE         PHOENIX                   AZ    85051
62        SBC584       800227951   BARRY STELLA                 64 HOMMELL STREET              VALLEY STREAM             NY    11580
62        SBC584       800257271   LIGHTNER CRAIG               29446 RANGER AVENUE            BIG PINE KEY              FL    33043
62        SBC584       800302333   HOWARD J. CHRISTOPHE         1201 TOWER STREET              CANTON                    TX    75103
62        SBC584       800315368   COCHENOUR JAMES C III        6622 HOOD STREET               HOLLYWOOD                 FL    33024
62        SBC584       800321689   SLATER GREGORY A             4910 WANDERING CIRCLE          COLORADO SPRINGS          CO    80917
62        SBC584       800322000   RUYBAL KATHLEEN M            3918 LANCASTER DRIVE           PUEBLO                    CO    81005
62        SBC584       800325920   GABBETT JOHN R               8501 WYNDAM ROAD               PENNSAUKEN                NJ    08109
62        SBC584       800328478   MEEKINS RACHEL               40 SYLVESTER STREET            TRENTON                   NJ    08638
62        SBC584       800331324   PASQUALICHIO FRANK R         138 CAREY AVENUE               WILKES-BARRE              PA    18702
62        SBC584       800333387   VIDLER RUSSELL L             59 BALD HILL ROAD              ITHACA                    NY    14850
62        SBC584       800334351   DOULIN DENNIS M              1251 PENNY ROAD                HOLTWOOD                  PA    17532
62        SBC584       800338410   VIGIL ROBERT ANTHONY         6155 DOVER STREET              ARVADA                    CO    80004
62        SBC584       800340218   BENNER CATHERINE L           643 E WASHINGTON AVENUE        BETHLEHEM                 PA    18017
62        SBC584       800342032   FIELDS CHARMAIN              104 DARTMOUTH                  COLORADO SPRINGS          CO    80911
62        SBC584       800346165   SNYDER RAYMOND A             11559 NORTH UINTAH CANYON      NEOLA                     UT    84053
62        SBC584       800348286   RICHARDS MICHAEL L           177 SWALM AVENUE               WESTBURY                  NY    11590
62        SBC584       800350688   GARTRELL ROGER D             17211 EAST PURDUE PLACE        AURORA                    CO    80013
62        SBC584       800356974   PRIOLO ROBERT                805 WILLIAMSBURG DRIVE         MAHOPAC                   NY    10541
62        SBC584       800358632   GRANT WESLEY                 158 NARROW LANE                CHARLESTOWN               RI    02813
62        SBC584       800359903   PRIMM RICHARD L              890 HILL STREET                JACKSONVILLE              OR    97530
62        SBC584       800360083   BENAVIDEZ ANDRES H           314 NORTH CENTRAL AVENUE       SAFFORD                   AZ    85546
62        SBC584       800360141   DESMARAIS DAVID M            40 PLEASANT HILLS DRIVE        YAKIMA                    WA    98908
62        SBC584       800362964   CAMPBELL WASHBURN W          8 BYRON STREET                 NEW CITY                  NY    10956
62        SBC584       800369316   KOCI LAIM                    1202 WEST CAROL ANN WAY        PHOENIX                   AZ    85023
62        SBC584       800375149   RO YOUNG                     4675 CADE COURT                COLORADO SPRINGS          CO    80922
62        SBC584       800380826   REICHERSEDER KATHLEEN        220 WEST 80TH AVENUE           DENVER                    CO    80221
62        SBC584       800380842   MAGNUSSON LAURA M            10009 NORTH 31ST STREET        PHOENIX                   AZ    85028
62        SBC584       800381048   STODDARD GEOFFREY G          ROUTE 6 & TWIN LAKES ROAD      SHOHOLA                   PA    18458
62        SBC584       800381592   MURPHY KEVIN JOHN            902 WEST BROOKCREST CIRCLE     SOUTH JORDAN              UT    84095
62        SBC584       800385205   JOYNER SHARLA J              9021 EAST E" STREET            TACOMA                    WA    98445
62        SBC584       800388514   AHMED MARIA                  3087 DENTON DRIVE              MERRICK                   NY    11566
62        SBC584       800390601   CHAIN BRUCE K.               11665 DECATUR DRIVE            WESTMINSTER               CO    80234
62        SBC584       800394223   BANGERTER ROBERT M.          199 CEDAR STREET               CASTLE ROCK               CO    82104
62        SBC584       800408007   NATIVO ESTHER                5507 WEST WILSHIRE DRIVE       PHOENIX                   AZ    85035
62        SBC584       800408494   RUBINO JOSEPH E              41 MEDAUGH ROAD                WANTAGE                   NJ    07461
62        SBC584       800409161   NICHOLS SALENA A             1210 INDEPENDENCE DRIVE        LONGVIEW                  TX    75604
62        SBC584       800409583   DONNINI MELISSA              726 MINOOKA AVE                MOOSIC                    PA    18507
62        SBC584       800413411   JOHNSON DAVID L              25231 BUSY BEE DRIVE           BONITA SPRINGS            FL    34135
62        SBC584       800415085   SCHIMEK JOSEPH               56 SHORE DRIVE                 MASTIC BEACH              NY    11951
62        SBC584       800415119   MIERS MUREL                  313 EAST CRESTWOOD DRIVE       WHITE OAK                 TX    75693
62        SBC584       800417271   BARNES KURT A                13145 RARITAN STREET           WESTMINSTER               CO    80234
62        SBC584       800417644   CARMEL ROBERT                968 GROSS PEAK COURT           BUSHKILL                  PA    18324
62        SBC584       800424681   RODRIQUEZ NICOLAS            7032 MONTERRON LANE            TAMPA                     FL    33625
62        SBC584       800427247   JARAMILLO GEORGE             7271 WOODBINE LANE             MACUNGIE                  PA    18062
62        SBC584       800428930   RODRIGUEZ NICOLAS S          9455 14TH AVENUE SOUTHWEST     SEATTLE                   WA    98106
62        SBC584       800430118   NGUYEN KEVIN                 129 LEHIGH STREET              WILKES BARRE              PA    18702
62        SBC584       800430308   HOOLAHAN JOHN P              8 ELSPETH LANE                 EAST NORTHPORT            NY    11731
62        SBC584       800433542   BLACKMAN PETER C             44 TENNESSEE AVENUE            ALBANY                    NY    12205
62        SBC584       800435679   PHILLIPS CHARLES G           1503 MCCANN ROAD               LONGVIEW                  TX    75601
62        SBC584       800438988   DUNNETT CHERYL               1042 MARINER AVENUE            MANAHAWKIN                NJ    08050
62        SBC584       800440364   DAVIS STEVEN E               16913 CLEAR SPRINGS CT E       GREENWATER                WA    98022
62        SBC584       800442550   KEKLEN NEAL RANDALL          16924 159TH AVENUE SE          SNOHOMISH                 WA    98290



                                       Principal    Cut-off Date      First                 Initial   Minimum    Maximum
                                       Balance at     Principal      Payment    Maturity    Mortgage  Mortgage  Mortgage     Gross
Pool ID   Sale ID       Account       Origination      Balance         Date       Date        Rate      Rate      Rate      Margin
----------------------------------------------------------------------------------------------------------------------------------
62        SBC582       800430688       150,450.00       150,450.00   01/01/98   12/01/27    11.000    10.000     17.000      6.250
62        SBC582       800433054       109,000.00       109,000.00   01/01/98   12/01/27    10.375     9.375     16.375      6.250
62        SBC582       800435224       172,000.00       172,000.00   12/01/97   11/01/27     8.250     8.250     14.250      5.500
62        SBC582       800443566       199,750.00       199,672.73   12/01/97   11/01/27    10.625     9.625     16.625      7.050
62        SBC582       800445421        64,000.00        64,000.00   12/01/97   11/01/27    10.500    10.500     16.500      7.300
62        SBC584       800227951       169,600.00       169,414.03   10/01/97   09/01/27     9.000     8.000     15.000      4.500
62        SBC584       800257271       150,000.00       149,895.42   10/01/97   09/01/27    11.125    10.125     17.125      6.500
62        SBC584       800302333        29,325.00        29,313.66   11/01/97   10/01/27    10.625     9.625     16.625      6.250
62        SBC584       800315368        64,000.00        64,000.00   12/01/97   11/01/27     9.625     8.625     15.625      5.500
62        SBC584       800321689        92,700.00        92,648.03   11/01/97   10/01/27     8.875     7.875     14.875      4.500
62        SBC584       800322000        46,500.00        46,487.06   11/01/97   10/01/27    12.125    11.125     18.125      6.750
62        SBC584       800325920       117,000.00       117,000.00   12/01/97   11/01/27    10.000     9.000     16.000      6.000
62        SBC584       800328478        36,400.00        36,400.00   12/01/97   11/01/27    12.250    11.250     18.250      7.900
62        SBC584       800331324        86,400.00        86,363.77   11/01/97   10/01/27    10.250     9.250     16.250      5.750
62        SBC584       800333387        60,000.00        60,000.00   12/01/97   11/01/27     9.750     8.750     15.750      5.200
62        SBC584       800334351        66,895.00        66,868.42   12/01/97   11/01/27    10.500     9.500     16.500      6.500
62        SBC584       800338410       114,300.00       114,243.78   11/01/97   10/01/27     9.500     8.500     15.500      5.250
62        SBC584       800340218        40,000.00        39,982.77   12/01/97   11/01/27    10.125     9.125     16.125      5.500
62        SBC584       800342032        72,000.00        71,958.59   10/01/97   09/01/27    12.000    11.000     18.000      7.250
62        SBC584       800346165       123,900.00       123,848.04   11/01/97   10/01/27    10.250     9.250     16.250      5.750
62        SBC584       800348286       119,000.00       118,961.97   11/01/97   10/01/27    11.500    10.500     17.500      7.000
62        SBC584       800350688       117,300.00       117,225.20   11/01/97   10/01/27     8.250     7.250     14.250      4.000
62        SBC584       800356974       111,200.00       111,152.10   11/01/97   10/01/27    10.125    10.125     16.125      6.800
62        SBC584       800358632        80,500.00        80,456.03   11/01/97   10/01/27     9.000     9.000     15.000      5.250
62        SBC584       800359903       118,875.00       118,831.43   12/01/97   11/01/27    10.875     9.875     16.875      6.500
62        SBC584       800360083        15,000.00        15,000.00   12/01/97   11/01/27     9.750     9.750     15.750      6.650
62        SBC584       800360141       188,800.00       188,613.54   11/01/97   10/01/27     9.500     8.500     15.500      5.000
62        SBC584       800362964       144,000.00       143,941.21   12/01/97   11/01/27    10.375     9.375     16.375      6.250
62        SBC584       800369316       162,700.00       162,619.97   11/01/97   10/01/27     9.500     9.500     15.500      6.050
62        SBC584       800375149       109,170.00       109,113.41   11/01/97   10/01/27     9.250     8.250     15.250      4.500
62        SBC584       800380826        85,200.00        85,152.36   11/01/97   10/01/27    12.125    11.125     18.125      7.250
62        SBC584       800380842        83,725.00        83,695.94   11/01/97   10/01/27    11.125    10.125     17.125      6.800
62        SBC584       800381048       100,800.00       100,800.00   01/01/98   12/01/27    10.125     9.125     16.125      5.500
62        SBC584       800381592       145,000.00       144,573.62   11/01/97   10/01/27     8.875     7.875     14.875      4.250
62        SBC584       800385205        73,100.00        73,100.00   12/01/97   11/01/27    12.125    11.125     18.125      7.750
62        SBC584       800388514       192,000.00       192,000.00   01/01/98   12/01/27     9.000     9.000     15.000      5.500
62        SBC584       800390601       162,350.00       162,350.00   12/01/97   11/01/27    10.875     9.875     16.875      6.750
62        SBC584       800394223        92,400.00        92,400.00   12/01/97   11/01/27     8.250     8.250     14.250      5.500
62        SBC584       800408007        38,000.00        38,000.00   12/01/97   11/01/27    12.000    11.000     18.000      7.150
62        SBC584       800408494       150,450.00       150,450.00   12/01/97   11/01/27    11.875    10.875     17.875      7.000
62        SBC584       800409161        51,750.00        51,727.71   12/01/97   11/01/27    10.125     9.125     16.125      6.250
62        SBC584       800409583        39,900.00        39,880.88   12/01/97   11/01/27     9.625     8.625     15.625      5.250
62        SBC584       800413411        70,000.00        70,000.00   01/01/98   12/01/27     9.500     8.500     15.500      5.500
62        SBC584       800415085        84,500.00        84,500.00   12/10/97   11/10/27    10.000     9.000     16.000      5.500
62        SBC584       800415119        75,600.00        75,567.44   12/01/97   11/01/27    10.125     9.125     16.125      6.250
62        SBC584       800417271       132,175.00       132,175.00   12/01/97   11/01/27     8.875     7.875     14.875      5.000
62        SBC584       800417644        50,000.00        50,000.00   01/01/98   12/01/27    10.750     9.750     16.750      6.000
62        SBC584       800424681        57,750.00        57,750.00   01/01/98   12/01/27    12.125    11.125     18.125      7.750
62        SBC584       800427247        50,000.00        50,000.00   12/01/97   11/01/27     8.500     7.500     14.500      4.000
62        SBC584       800428930       119,700.00       119,700.00   12/01/97   11/01/27    10.875     9.875     16.875      7.000
62        SBC584       800430118        40,500.00        40,500.00   12/01/97   11/01/27    10.000     9.000     16.000      5.500
62        SBC584       800430308       120,700.00       120,658.12   12/01/97   11/01/27    11.125    10.125     17.125      6.750
62        SBC584       800433542        79,000.00        79,000.00   01/01/98   12/01/27    10.625     9.625     16.625      6.750
62        SBC584       800435679        75,225.00        75,225.00   01/01/98   12/01/27    11.375    10.375     17.375      7.000
62        SBC584       800438988       105,930.00       105,930.00   12/01/97   11/01/27    11.750    10.750     17.750      7.500
62        SBC584       800440364       148,000.00       148,000.00   01/01/98   12/01/27     9.125     8.125     15.125      5.000
62        SBC584       800442550       214,200.00       214,107.74   12/01/97   11/01/27    10.125     9.125     16.125      6.250


Alliance Funding                                  Sale Schedule A - Group 2, Sub-Pool III                       Page 6 - 12 12/17/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97


                                                                                                                                Zip
Pool ID   Sale ID       Account       Name                         Address                        City                 State    Code
------------------------------------------------------------------------------------------------------------------------------------
62        SBC584       800452880   KANE ROBERT C                25 WHITEFACE INN ROAD          LAKE PLACID               NY    12946
62        SBC584       800452898   CRAIG JOE F                  3103 NE PORTLAND BLVD          PORTLAND                  OR    97211
62        SBC584       800453151   STOCK KEVIN R                1985 WEST PLACITA TAMPICO      TUCSON                    AZ    85704
62        SBC584       800455123   AGUILAR DORIS                309 SOUTH MAIN STREET          FREEPORT                  NY    11520
62        SBC584       800457186   BRUNNER RUSSELL STEVEN       220 LOCUST STREET              PITTSBURGH                PA    15202
62        SBC584       800457806   HALL IVY                     28 WEST BROOK LANE             ROOSEVELT                 NY    11575
62        SBC585       800322091   RANKIN ANDRE P               38 DEVONSHIRE LANE             MT POCONO                 PA    18344
62        SBC585       800347718   FOSTER KATHRYN               257 BOSTON POST ROAD           WATERFORD                 CT    06385
62        SBC585       800351801   GRAHAM CHERYL                1032 S 55TH STREET             PHILADELPHIA              PA    19143
62        SBC585       800360216   LEE VERNON L                 1225 COMPASS PNTE CROSSING     ALPHARETTA                GA    30202
62        SBC585       800373318   SCOTT DANIELA TZOTCHE        8120 NORTH 42ND LANE           PHOENIX                   AZ    85051
62        SBC585       800389884   SWEINHART DENNIS A           322 S COLLEGE STREET           MYERSTOWN                 PA    17067
62        SBC585       800391690   MASE RUSSELL                 5306 SOUTH HAZELTON LANE       TEMPE                     AZ    85283
62        SBC585       800403081   O'LEARY WILLIAM P            2289 CHAPPARAL DRIVE           PLUM                      PA    15239
62        SBC585       800424152   SLATON GERALDINE             114 VILLA DRIVE                JENKINSBURG               GA    30234
62        SBC585       800437048   VERRASTRO JOSEPH E           RD 4 BOX 191A                  LAKE ARIEL                PA    18436
62        SBC585       800441032   CAMPANELLI DAVID             2162 TRINIDAD COURT            WEST PALM BEACH           FL    33415
62        SBC585       800447377   NORMAN ROBERT L              2035 44TH ST SOUTH             ST PETERSBURG             FL    33711
62        SBC585       800449019   CORNETT ED                   612 RENOTA DRIVE               STONE MOUNTAIN            GA    30083
62        SBC585       800462277   WALLACE MICHAEL G            6115 EAST ENCANTO STREET       MESA                      AZ    85205
62        SBC591       800347411   TOBIAS JOEL P                188 FRENCH ROAD                BOLTON                    CT    06043
62        SBC591       800360455   VALENTIN YVETTE              2304 ROUTE 302                 CIRCLEVILLE               NY    10919
62        SBC591       800387847   EHRHORN WILLIAM R            823 LEHMAN STREET              LEBANON                   PA    17046
62        SBC591       800389959   DEMARCO HARRY J              1119 SNYDER AVENUE             PHILADELPHIA              PA    19148
62        SBC591       800396764   LEBO TIMOTHY D               232 FAITH CR                   CARLISLE                  PA    17013
62        SBC591       800398752   BOWSER DAVID E               67 WOODVIEW DRIVE              MT HOLLY SPRINGS          PA    17065
62        SBC591       800401804   BAKER ANTHONY                155 JAMES COURT                PALMETTO                  GA    30268
62        SBC591       800405896   AGULIS LORRAINE E            650 STATE ROUTE 12             DELAWARE TOWNSHIP         NJ    08822
62        SBC591       800409674   COCCODRILLI ROBERT M         1423 WINDSOR PARK LANE         HAVERTOWN                 PA    19083
62        SBC591       800415325   MAHALLI YAHYA                5 HAMMING LANE                 COMMACK                   NY    11725
62        SBC591       800418725   MURPHY THOMAS C              52 PUTKER ROAD                 NORTH STONINGTON          CT    06359
62        SBC591       800426173   CHISLEY VERNON P             6001 WALNUT STREET             TEMPLE HILLS              MD    20748
62        SBC591       800434706   LANCASTER KAREL              595 CHAUTAUGUA AVE             W HEMPSTEAD               NY    11552
62        SBC591       800435927   SULLIVAN JOSEPH A            412 HORNE AVENUE               WINCHESTER                CT    06098
62        SBC591       800446817   LINDSEY SHARONDA             5 SHELDON TERRACE              NEWARK                    NJ    07106
62        SBC591       800447286   GEE CARL                     113 EASTERN STREET             NEW HAVEN                 CT    06513
62        SBC591       800450280   WEBSTER CATO DONNA           77 DAVID LANE                  DOVER                     NY    12522
62        SBC591       800460396   ALLEN ANNA LOUISE            4520 GLENBROOK DRIVE           PALM HARBOR               FL    34683
62        SBC591       800461337   BEDINGFIELD KATHERINE L      5299 SEATON DRIVE              DUNWOODY                  GA    30338
62        SBC591       800465544   SODERSTROM STEVEN            1902 HEMLOCK DRIVE             COOLBAUGH                 PA    18346
62        SBC591       800475543   BRACKEN CANDACE D            703 HUFF STREET                GREENSBORO                NC    27405
62        SBC591       800478109   SCOTT RYAN K                 882 WOOD ST                    OGDEN                     UT    84404
62        SBC591       800483737   LEE STEPHEN B                4860 SOUTH 4050 WEST           ROY                       UT    84067
62        SBC591       800485765   MENA JUAN                    89 ELYCROFT                    RUTHERFORD                NJ    07070
62        SUPER ARM    800279390   O'DONNELL WILLIAM L          3 SETON PLACE                  EMMITTSBURG               MD    21727
62        SUPER ARM    800289506   TOMARO PETER                 295 CHESTNUT ST                BOUND BROOK               NJ    08805
62        SUPER ARM    800296725   PEPLOWSKI CHARLES W JR       43 EAST HIGHLAND DRIVE         ALBANY                    NY    12203
62        SUPER ARM    800310021   MYRTETUS STEPHEN B           4702 DANIEL LANE               VOORHEES                  NJ    08043
62        SUPER ARM    800352718   KAIN SIDNEY ALLEN            5816 NYS RT 56                 HANNAWA FALLS             NY    13647
62        SUPER ARM    800372062   MANALASTAS ALBERTO A         6615 192ND PLACE SOUTHWEST     LYNNWOOD                  WA    98036
62        SUPER ARM    800373821   SMITH BLOSSOM                169 MARGUERITE AVENUE          SOUTH FLORAL PARK         NY    11001
62        SUPER ARM    800374738   HALBERT KELLY M              10762 109TH LANE NORTH         LARGO                     FL    33778
62        SUPER ARM    800380396   BITETTO LEONARD N.           89 CENTERPORT RD               CENTERPORT                NY    11724
62        SUPER ARM    800390817   MANNING EVALET               746 WILTSHIRE ROAD             FAYETTEVILLE              NC    28314
62        SUPER ARM    800393233   ROHRBACHER LOLITA E.         4625 LEE BOULEVARD             LEHIGH ACRES              FL    33971
62        SUPER ARM    800399230   COLIN ORELA                  876 SOUTHWEST 80TH AVENUE      NORTH LAUDERDALE          FL    33068
62        SUPER ARM    800407645   SANCHEZ ALFREDO JR           923 EAST 1275 NORTH STREET     OGDEN                     UT    84404



                                       Principal    Cut-off Date      First                 Initial   Minimum    Maximum
                                       Balance at     Principal      Payment    Maturity    Mortgage  Mortgage  Mortgage     Gross
Pool ID   Sale ID       Account       Origination      Balance         Date       Date        Rate      Rate      Rate      Margin
----------------------------------------------------------------------------------------------------------------------------------
62        SBC584       800452880       184,500.00       183,958.32   09/01/97   08/01/27    11.250    10.250     17.250      6.500
62        SBC584       800452898       117,000.00       117,000.00   01/01/98   12/01/27    10.875     9.875     16.875      6.500
62        SBC584       800453151       105,000.00       105,000.00   12/01/97   11/01/27    10.625     9.625     16.625      7.050
62        SBC584       800455123       128,000.00       128,000.00   01/01/98   12/01/27     9.125     8.125     15.125      5.000
62        SBC584       800457186        73,950.00        73,950.00   01/01/98   12/01/27     8.375     7.375     14.375      4.500
62        SBC584       800457806       153,000.00       152,901.73   11/01/97   10/01/27    11.500    10.500     17.500      7.200
62        SBC585       800322091       182,000.00       181,915.09   11/01/97   10/01/27     9.750     8.750     15.750      5.250
62        SBC585       800347718       126,000.00       125,938.02   12/01/97   11/01/27     9.500     9.500     15.500      5.750
62        SBC585       800351801        45,050.00        45,050.00   12/01/97   11/01/27    11.625    10.625     17.625      7.300
62        SBC585       800360216       209,700.00       209,612.06   11/01/97   10/01/27    10.250    10.250     16.250      6.800
62        SBC585       800373318        81,600.00        81,569.27   11/01/97   10/01/27    10.750    10.750     16.750      7.300
62        SBC585       800389884        50,300.00        50,300.00   12/01/97   11/01/27     8.875     7.875     14.875      4.500
62        SBC585       800391690        92,000.00        91,954.74   11/01/97   10/01/27     9.500     9.500     15.500      6.050
62        SBC585       800403081        72,250.00        72,250.00   12/01/97   11/01/27    10.125     9.125     16.125      5.750
62        SBC585       800424152        42,400.00        42,400.00   12/17/97   11/17/27    10.625     9.625     16.625      5.750
62        SBC585       800437048        67,500.00        67,500.00   01/01/98   12/01/27    10.375     9.375     16.375      6.250
62        SBC585       800441032       131,000.00       131,000.00   01/01/98   12/01/27    10.125     9.125     16.125      6.000
62        SBC585       800447377        33,000.00        33,000.00   01/01/98   12/01/27    10.625     9.625     16.625      5.500
62        SBC585       800449019        83,300.00        83,300.00   12/01/97   11/01/27    11.000    10.000     17.000      6.250
62        SBC585       800462277        95,200.00        95,200.00   01/01/98   12/01/27    10.875     9.875     16.875      6.800
62        SBC591       800347411        72,000.00        71,965.50   11/01/97   10/01/27     9.625     8.625     15.625      5.625
62        SBC591       800360455       101,600.00       101,600.00   01/01/98   12/01/27    11.750    10.750     17.750      7.000
62        SBC591       800387847        34,825.00        34,825.00   12/01/97   11/01/27     8.500     7.500     14.500      3.750
62        SBC591       800389959        36,000.00        36,000.00   01/01/98   12/01/27    12.125    11.125     18.125      7.250
62        SBC591       800396764        92,800.00        92,800.00   12/01/97   11/01/27    10.000     9.000     16.000      6.000
62        SBC591       800398752       111,185.00       111,185.00   12/01/97   11/01/27     8.875     7.875     14.875      5.750
62        SBC591       800401804        75,600.00        75,600.00   12/01/97   11/01/27    10.000    10.000     16.000      6.450
62        SBC591       800405896       161,500.00       161,500.00   01/01/98   12/01/27    11.875    10.875     17.875      7.800
62        SBC591       800409674       124,600.00       124,600.00   01/01/98   12/01/27    10.750     9.750     16.750      6.900
62        SBC591       800415325       161,995.00       161,995.00   01/01/98   12/01/27    10.750     9.750     16.750      6.550
62        SBC591       800418725       100,300.00       100,300.00   01/01/98   12/01/27    11.500    10.500     17.500      6.950
62        SBC591       800426173       135,000.00       135,000.00   12/01/97   11/01/27    10.000    10.000     16.000      6.950
62        SBC591       800434706       135,000.00       135,000.00   12/01/97   11/01/27    11.125    10.125     17.125      7.300
62        SBC591       800435927        40,000.00        40,000.00   01/01/98   12/01/27    11.750    10.750     17.750      7.400
62        SBC591       800446817        98,515.00        98,515.00   01/01/98   12/01/27    11.875    10.875     17.875      7.800
62        SBC591       800447286        58,500.00        58,500.00   12/01/97   11/01/27    10.750     9.750     16.750      6.550
62        SBC591       800450280       135,900.00       135,900.00   12/01/97   11/01/27     9.500     9.500     15.500      6.550
62        SBC591       800460396       182,750.00       182,750.00   01/01/98   12/01/27     9.750     8.750     15.750      6.750
62        SBC591       800461337       144,400.00       144,400.00   01/01/98   12/01/27    11.875    10.875     17.875      7.800
62        SBC591       800465544        57,600.00        57,600.00   01/01/98   12/01/27    10.375     9.375     16.375      6.250
62        SBC591       800475543        57,800.00        57,800.00   01/01/98   12/01/27    10.000    10.000     16.000      6.250
62        SBC591       800478109        92,000.00        92,000.00   01/01/98   12/01/27     8.125     7.125     14.125      5.000
62        SBC591       800483737       114,300.00       114,300.00   01/01/98   12/01/27     9.375     8.375     15.375      6.250
62        SBC591       800485765       170,000.00       169,930.23   11/01/97   10/01/27    10.375    10.375     16.375      6.850
62        SUPER ARM    800279390        76,500.00        76,407.50   11/01/97   10/01/27    10.000     9.000     16.000      5.550
62        SUPER ARM    800289506       110,400.00       110,368.41   11/01/97   10/01/27    12.000    11.000     18.000      7.700
62        SUPER ARM    800296725        80,300.00        80,262.54   11/01/97   10/01/27     9.750     8.750     15.750      4.950
62        SUPER ARM    800310021        50,900.00        50,900.00   12/01/97   11/01/27    11.625    10.625     17.625      7.200
62        SUPER ARM    800352718        65,000.00        65,000.00   01/01/98   12/01/27    10.375     9.375     16.375      5.750
62        SUPER ARM    800372062       153,000.00       153,000.00   12/01/97   11/01/27    10.875     9.875     16.875      7.000
62        SUPER ARM    800373821       177,600.00       177,600.00   12/01/97   11/01/27    10.625     9.625     16.625      6.550
62        SUPER ARM    800374738        64,000.00        63,975.25   11/01/97   10/01/27    10.625     9.625     16.625      5.750
62        SUPER ARM    800380396       195,500.00       195,439.22   11/01/97   10/01/27    11.625    10.625     17.625      7.000
62        SUPER ARM    800390817        55,250.00        55,250.00   01/01/98   12/01/27    11.000    10.000     17.000      6.250
62        SUPER ARM    800393233       120,000.00       120,000.00   01/01/98   12/01/27    12.375    11.375     18.375      7.500
62        SUPER ARM    800399230        66,400.00        66,400.00   01/01/98   12/01/27     9.875     8.875     15.875      5.250
62        SUPER ARM    800407645       103,700.00       103,700.00   12/01/97   11/01/27    10.250     9.250     16.250      6.750


Alliance Funding                                  Sale Schedule A - Group 2, Sub-Pool III                       Page 7 - 12 12/17/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97


                                                                                                                                Zip
Pool ID   Sale ID       Account       Name                         Address                        City                 State    Code
------------------------------------------------------------------------------------------------------------------------------------
62        SUPER ARM    800413940   GUSTAVSEN LISA               91 BURBANK AVENUE              STATEN ISLAND             NY    10306
62        SUPER ARM    800425761   ROYE LINDA                   1 LILAC LANE                   PORT JEFFERSON STA        NY    11776
62        SUPER ARM    800440653   PATTON SCOTT C               279 LYNCH HILL ROAD            MONTVILLE                 CT    06353
62        SUPER ARM    800441453   KEIM THERESA                 884 FRONT STREET               WHITEHALL                 PA    18052
                      ------------------------------------------
                             244   Sale Total

                             344   Grand Total Sub-Pool III



                                       Principal    Cut-off Date      First                 Initial   Minimum    Maximum
                                       Balance at     Principal      Payment    Maturity    Mortgage  Mortgage  Mortgage     Gross
Pool ID   Sale ID       Account       Origination      Balance         Date       Date        Rate      Rate      Rate      Margin
----------------------------------------------------------------------------------------------------------------------------------
62        SUPER ARM    800413940       124,850.00       124,774.36   12/01/97   11/01/27     8.500     7.500     14.500      4.250
62        SUPER ARM    800425761        95,000.00        95,000.00   01/01/98   12/01/27    10.750     9.750     16.750      6.000
62        SUPER ARM    800440653       106,250.00       106,250.00   01/01/98   12/01/27    12.125    11.125     18.125      7.650
62        SUPER ARM    800441453        69,700.00        69,700.00   12/01/97   11/01/27    10.875     9.875     16.875      6.500
                      -------------  ------------------------------                        ----------------------------------------
                             244    24,666,405.00    24,580,911.55                          10.103     9.022     16.103      5.983

                             344    34,586,852.00    34,497,963.28                          19.530    17.608     30.967     11.630

                                  EXHIBIT H-4

                     MORTGAGE LOAN SCHEDULE FOR SUB-POOL IV


Alliance Funding                                  Sale Schedule A - Group 2, Sub-Pool IV                             Page 1 12/17/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97


                                                                                                                                Zip
Pool ID     Sale ID      Account       Name                         Address                           City             State    Code
------------------------------------------------------------------------------------------------------------------------------------
59          MLC170      180147027   SULLIVAN JAMES T             29 WIGHTMAN RD                    TEWKSBURY             MA    01876
59          MLC170      800239303   JAWAHAR HENRY                22 SUMMIT COURT                   PLAINVIEW             NY    11803
59          MLC170      800267668   KORAP STANLEY                90 BISER ROAD                     FLEMINGTON            NJ    08822
59          MLC170      800269300   COOKSEY CARMELITA            RD #1 BOX 434 SPRINGER RD         SCOTTDALE             PA    15683
59          MLC170      800275802   MARTINS ADRIEL V             99-101 -103 MADISON AVENUE        BRIDGEPORT            CT    06604
59          MLC170      800288060   YOUNG M RODNEY               320 RUDY DAM ROAD                 LITITZ                PA    17543
59          MLC170      800303299   KUSHNIR ISRAEL               40 ARBUTUS LANE                   CORAM                 NY    11727
59          MLC170      800305864   BRUNSON HENRY                474 LESLIE STREET                 NEWARK                NJ    07112
59          MLC170      800307134   FORBES HECTOR                1048 WILLMOHR STREET              BROOKLYN              NY    11212
59          MLC170      800309122   MAYER WILLIAM R              705 CEDAR AVENUE                  POINT PLEASANT BEACH  NJ    08742
59          MLC170      800310757   DAVIES MICHAEL R             7062 TUCKAHOE ROAD                WILLIAMSON            NY    14589
59          MLC170      800317885   SMITH MARSHALL G             111 NORTH FILMORE STREET          SCRANTON              PA    18508
59          MLC170      800319964   JARDINE DIANNE C             143 CASTLE GROVE DRIVE            GREECE                NY    14612
59          MLC170      800325029   LEONARD WILLIAM A            519 RIVER ROAD                    GAYLORDSVILLE         CT    06755
59          MLC170      800330524   PARIANTE JOHN                6 SHADY TREE DRIVE                E STROUDSBURG         PA    18301
59          MLC170      800331704   MCCOLLUM RUSSELL I JR        230 MAIN STREET                   TURBOTVILLE           PA    17772
59          MLC170      800333478   JACKSON CAROL                177-27 106TH ROAD                 JAMAICA               NY    11433
59          MLC170      800340804   RADOSTI WINIFRED             3 SNUG HARBOR                     SUMMERLAND KEY        FL    33402
59          MLC170      800341182   DUPLECHAN EUGENE JR          37 MONTANA AVENUE                 HAMILTON              NJ    08610
59          MLC170      800342495   ASANTE AKEEM                 4081 WARRIOR TRAIL                STONE MOUNTAIN        GA    30083
59          MLC170      800343030   ROMANCHIK THOMAS J           237 WEST HOLLAND STREET           SUMMIT HILL           PA    18250
59          MLC170      800349862   GRODY GARY                   85 CRYSTAL COURT                  HEWLETT               NY    11557
59          MLC170      800350431   DIFAZIO SALVATORE P          208 EAST 19TH STREET              LONG BEACH            NJ    08008
59          MLC170      800352601   SIRICO DOMINICK A.           274 NORTH CLINTON STREET          EAST ORANGE           NJ    07019
59          MLC170      800352643   MCKENNA PAUL                 2 CANAL ROAD                      PRINCETON             NJ    08540
59          MLC170      800353302   SNYDER JOHN                  177 FRONT STREET                  SOUDERTON             PA    18964
59          MLC170      800353419   PETERS RICHARD W             2017-2019 MARGARET AVENUE         SCRANTON              PA    18508
59          MLC170      800353559   WALDNER JOSEPH M             22 OVINGTON AVENUE                EDISON                NJ    08817
59          MLC170      800359044   EVANS TODD C                 33 MANOR LANE                     WILLINGBORO           NJ    08046
59          MLC170      800363509   MCDANIEL JAMES V             613 FRANK CHRISTIAN ROAD          DAHLONEGA             GA    30533
59          MLC170      800364606   TOIA MICHAEL                 981 THORN STREET                  RAHWAY                NJ    07065
59          MLC170      800365710   PERINI DENNIS J              134 JUNIPER STREET                CORNWALL              PA    17016
59          MLC170      800366114   FAULKNER HOBART              4131 NORTHEAST 24TH AVENUE        LIGHTHOUSE POINT      FL    33064
59          MLC170      800366163   GOOD JAMES T                 20 DANIEL CIRCLE DRIVE            LEHIGHTON             PA    18235
59          MLC170      800366981   LAVELLE CAROL                25 MCARTHUR AVENUE                YONKERS               NY    10707
59          MLC170      800370355   BINGAMAN JACK L              213 W MAIN STREET                 ANNVILE               PA    17003
59          MLC170      800372138   DERRICK IVAN                 4212 WALNUT STREET                PHILADELPHIA          PA    19104
59          MLC170      800372898   HEIMACH ELIZABETH ELLEN      1105 NEW YORK AVENUE              NORTH WILDWOOD        NJ    08260
59          MLC170      800375297   AMBEAULT EDWARD GRANT        3416 EISENHOWER DRIVE             HOLIDAY               FL    34691
59          MLC170      800386534   NIZAMA ROCIO M               236 JUMPING SPRINGS PLACE         HENDERSON             NV    89012
59          MLC170      800388191   ZUZO JAMES J                 2212 CLEVELAND STREET             MCKEESPORT            PA    15132
59          MLC170      800388480   ZARAGOZA MARY                8052 SKY BLUE DRIVE               ALEXANDRIA            VA    22315
59          MLC170      800394256   ADAMS JOSEPH N               5611 SILVER BLUFF COURT           PARKER                CO    80134
59          MLC170      800394843   MCCARTHY WAYNE J             445 SPRING VALLEY ROAD            PARAMUS               NJ    07652
59          MLC170      800394959   MARTORELLA CONCHETTA         BOX 40 SUMMIT AVENUE              POCONO SUMMIT         PA    18346
59          MLC170      800395030   CLINE MARILYN W              357 GAINSBOROUGH ROAD             VIRGINIA BEACH        VA    23462
59          MLC170      800400350   LEVINE LOUIS A               618 FOURTH STREET                 NEWARK                NJ    07107
59          MLC170      800402091   BONNER ELEANOR J             1212 & 1214 E 87TH PLACE          LOS ANGELES           CA    90002
59          MLC170      800405623   MOYE OTIS B                  7 DUCK THURMOND ROAD              DAWSONVILLE           GA    30534
59          MLC170      800407058   GARDNER DONALD ROBERT        9437 SOUTH 11TH AVENUE            PHOENIX               AZ    85041
59          MLC170      800407355   DUFF DEIDRE M                2411 SANDFALL COURT               ATLANTA               GA    30331
59          MLC170      800407546   BRACHE ANTONIO               38 CALDER STREET                  PROVIDENCE            RI    02907
59          MLC170      800408965   FAIRBANKS ROBERT D           8815 MIKE STREET                  PORT RICHEY           FL    34668
59          MLC170      800409120   GILYARD DWAYNE               60-62 WEGMAN PARKWAY              JERSEY CITY           NJ    07304
59          MLC170      800410508   CRONIN WILLIAM A             9 FINLEY ROAD                     EDISON                NJ    08817
59          MLC170      800413627   TUCKER CECELIA T             6321 BUCKNELL CIRCLE              VIRGINIA BEACH        VA    23464
59          MLC170      800414286   GADDIS-HUNTE MARY            140 WEST END AVENUE               NEWARK                NJ    07106



                                        Principal       Cut-off Date    First                Initial   Minimum   Maximum
                                        Balance at       Principal     Payment   Maturity   Mortgage  Mortgage   Mortgage    Gross
Pool ID     Sale ID      Account       Origination        Balance       Date       Date       Rate      Rate       Rate      Margin
------------------------------------------------------------------------------------------------------------------------------------
59          MLC170      180147027       105,400.00       105,136.18   06/01/97   05/01/27    10.375     9.375     16.375      6.500
59          MLC170      800239303       222,400.00       222,027.75   08/01/97   07/01/27    11.375    11.375     17.375      7.750
59          MLC170      800267668       116,800.00       116,745.51   11/01/97   10/01/27     9.750     8.750     15.750      5.550
59          MLC170      800269300        46,970.00        46,953.25   11/01/97   10/01/27    11.000    10.000     17.000      6.250
59          MLC170      800275802       123,200.00       123,055.76   09/01/97   08/01/27    10.625     9.625     16.625      6.150
59          MLC170      800288060       245,000.00       244,758.03   11/01/97   10/01/27     9.500     8.500     15.500      5.000
59          MLC170      800303299        95,900.00        95,863.89   11/01/97   10/01/27    10.750     9.750     16.750      5.700
59          MLC170      800305864       128,000.00       127,974.60   11/01/97   10/01/27    13.625    12.625     19.625      8.900
59          MLC170      800307134       177,500.00       177,412.69   11/01/97   10/01/27     9.500     8.500     15.500      4.800
59          MLC170      800309122       409,500.00       409,500.00   12/01/97   11/01/27     9.625     8.625     15.625      5.350
59          MLC170      800310757        55,000.00        54,976.31   11/01/97   10/01/27    10.125     9.125     16.125      5.450
59          MLC170      800317885        49,500.00        49,480.33   11/01/97   10/01/27    10.500     9.500     16.500      5.750
59          MLC170      800319964        38,000.00        38,000.00   12/01/97   11/01/27    11.375    10.375     17.375      6.700
59          MLC170      800325029       143,100.00       143,041.58   12/01/97   11/01/27    10.375     9.375     16.375      6.250
59          MLC170      800330524       195,300.00       195,220.27   11/01/97   10/01/27    10.375     9.375     16.375      6.100
59          MLC170      800331704        58,000.00        57,979.32   11/01/97   10/01/27    11.000    10.000     17.000      6.450
59          MLC170      800333478       100,000.00        99,980.72   11/01/97   10/01/27    13.750    12.750     19.750      8.900
59          MLC170      800340804       108,000.00       108,000.00   12/01/97   11/01/27    11.500    10.500     17.500      6.750
59          MLC170      800341182       115,000.00       115,000.00   12/01/97   11/01/27     9.125     8.125     15.125      4.850
59          MLC170      800342495       106,100.00       106,010.64   11/01/97   10/01/27    10.250     9.250     16.250      5.750
59          MLC170      800343030        56,800.00        56,780.82   11/01/97   10/01/27    11.250    10.250     17.250      7.550
59          MLC170      800349862       380,000.00       380,000.00   12/01/97   11/01/27    11.125    11.125     17.125      7.650
59          MLC170      800350431       156,000.00       155,923.27   11/01/97   10/01/27     9.500     8.500     15.500      5.200
59          MLC170      800352601       110,500.00       110,500.00   12/01/97   11/01/27    11.000    10.000     17.000      6.500
59          MLC170      800352643       241,800.00       241,703.91   11/01/97   10/01/27    10.500    10.500     16.500      7.050
59          MLC170      800353302       144,000.00       144,000.00   12/01/97   11/01/27    11.625    11.625     17.625      8.300
59          MLC170      800353419        80,000.00        80,000.00   12/01/97   11/01/27    11.625    10.625     17.625      7.100
59          MLC170      800353559       102,400.00       102,353.48   12/01/97   11/01/27     9.875     9.875     15.875      6.900
59          MLC170      800359044       101,600.00       101,600.00   12/01/97   11/01/27    12.750    11.750     18.750      8.300
59          MLC170      800363509        51,750.00        51,643.28   11/01/97   10/01/12    12.250    12.250     18.250      8.800
59          MLC170      800364606       113,000.00       112,952.62   12/01/97   11/01/27    10.250     9.250     16.250      6.400
59          MLC170      800365710       157,830.00       157,772.17   12/01/97   11/01/27    10.875     9.875     16.875      6.000
59          MLC170      800366114       416,000.00       415,760.66   11/01/97   10/01/27     8.750     8.750     14.750      5.250
59          MLC170      800366163        64,000.00        63,977.18   11/01/97   10/01/27    11.000    10.000     17.000      6.250
59          MLC170      800366981       297,500.00       297,500.00   12/01/97   11/01/27    11.375    10.375     17.375      7.800
59          MLC170      800370355        56,700.00        56,675.58   11/01/97   10/01/27    10.125     9.125     16.125      5.750
59          MLC170      800372138       115,600.00       115,600.00   12/01/97   11/01/27    10.000    10.000     16.000      6.250
59          MLC170      800372898        40,000.00        40,000.00   12/01/97   11/01/27    13.125    12.125     19.125      7.650
59          MLC170      800375297        49,000.00        49,000.00   12/01/97   11/01/27    11.875    10.875     17.875      7.000
59          MLC170      800386534       158,850.00       158,850.00   12/01/97   11/01/27    10.875     9.875     16.875      6.750
59          MLC170      800388191        42,400.00        42,400.00   12/01/97   11/01/27    12.750    11.750     18.750      7.500
59          MLC170      800388480       144,450.00       144,321.67   11/01/97   10/01/27    10.000     9.000     16.000      5.000
59          MLC170      800394256       370,000.00       370,000.00   12/01/97   11/01/27     6.875     6.875     12.875      4.250
59          MLC170      800394843       120,000.00       120,000.00   12/01/97   11/01/27    10.375    10.375     16.375      6.900
59          MLC170      800394959       165,000.00       164,927.01   12/01/97   11/01/27    10.000     9.000     16.000      5.000
59          MLC170      800395030        89,675.00        89,644.72   12/01/97   11/01/27    11.250    10.250     17.250      7.300
59          MLC170      800400350       110,600.00       110,600.00   12/01/97   11/01/27    10.125    10.125     16.125      6.900
59          MLC170      800402091       153,000.00       153,000.00   12/01/97   11/01/27    10.125     9.125     16.125      6.250
59          MLC170      800405623        63,750.00        63,750.00   12/01/97   11/01/17    11.250    11.250     17.250      8.300
59          MLC170      800407058        19,600.00        19,600.00   12/01/97   11/01/12    13.375    12.375     19.375      9.150
59          MLC170      800407355       103,400.00       103,400.00   12/01/97   11/01/27    10.500     9.500     16.500      6.600
59          MLC170      800407546        56,000.00        56,000.00   12/01/97   11/01/27    12.125    11.125     18.125      7.500
59          MLC170      800408965        56,100.00        56,100.00   12/01/97   11/01/17    11.500    10.500     17.500      6.000
59          MLC170      800409120        89,600.00        89,576.41   11/01/97   10/01/27    12.375    12.375     18.375      8.900
59          MLC170      800410508        98,800.00        98,800.00   12/01/97   11/01/27    11.750    11.750     17.750      8.300
59          MLC170      800413627       106,250.00       106,250.00   12/01/97   11/01/27    10.250     9.250     16.250      5.750
59          MLC170      800414286        88,000.00        88,000.00   12/01/97   11/01/27    13.750    12.750     19.750      9.400


Alliance Funding                                  Sale Schedule A - Group 2, Sub-Pool IV                             Page 2 12/17/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97


                                                                                                                                Zip
Pool ID     Sale ID      Account       Name                         Address                           City             State    Code
------------------------------------------------------------------------------------------------------------------------------------
59          MLC170      800418378   MATTHEWS ROBERT T            250 GROVE ROAD                    RED LION              PA    17356
59          MLC170      800421240   LOFFIO DANIEL E              LOT 5 MOUNT LAUREL ESTATES        EFFORT                PA    18330
59          MLC170      800422347   HARRIS WILLIAM C             4920 8TH AVENUE SOUTHWEST         NAPLES                FL    34119
59          MLC170      800425274   KING MAUREEN A               6099 102ND AVENUE NORTH           PINELLAS PARK         FL    33782
59          MLC170      800427692   FORSYTHE VIOLET              5885 99TH TERRACE NORTH           PINELLAS PARK         FL    33782
59          MLC170      800427932   WAY DONALD R                 15426 25TH AVENUE EAST            TACOMA                WA    98445
59          MLC170      800428310   MUSARRA LINDA                6402 19TH AVENUE                  BROOKLYN              NY    11204
59          MLC170      800428807   ADEL STEVEN W                62 BLACK ROCK TERRACE ROAD        YARDLEY               PA    19067
59          MLC170      800429326   KATZENMOYER GREG             300 EAST MEREDITH STREET          MARSHALL              TX    75670
59          MLC170      800430282   HOUSTON JUNE H               4683 LAKE CIRCLE                  FOREST PARK           GA    30050
59          MLC172      800200933   RODRIGUEZ JUAN R             3845 ROBERT AVENUE                CLEVELAND             OH    44109
59          MLC172      800220626   MEDICH THOMAS P              RR2 BOX 146                       DINGSMAN FERRY        PA    18328
59          MLC172      800242414   RICHARDS JAMES R JR          712 EDGEBROOK DRIVE               MOOSIC                PA    18507
59          MLC172      800254583   ROMBOLETTI RICHARD J         4 KEEFE AVENUE                    HOLYOKE               MA    01040
59          MLC172      800273781   WILLIAMS STEVEN A            2509 LLOYD COURT                  NORTH BELLMORE        NY    11710
59          MLC172      800274011   GRIECO FRANCES               563 BRITTON AVE                   STATEN ISLAND         NY    10304
59          MLC172      800278327   SPRIGGS LOU                  805 SIXTH AVENUE                  MCKEES ROCKS          PA    15136
59          MLC172      800283111   HUMASON ANDREA L             20 22 STATE ST                    CHICOPEE              MA    01013
59          MLC172      800284572   ECHON DAVID                  1815 ROOSEVELT STREET             DUNMORE               PA    18512
59          MLC172      800286916   LUCKENBILL SCOTT J           359 LUCKENBILL ROAD               SCHUYKILL HAVEN       PA    17972
59          MLC172      800287435   SCHMOOCK RAYMOND J           15 BEACH DRIVE                    CARMEL                NY    10512
59          MLC172      800288193   BAIO JOSEPH                  31 PRICE STREET                   KINGSTON              PA    18704
59          MLC172      800293292   THOMSEN MICHELLE             20 OLD RILEY RD                   NEW WINDSOR           NY    12553
59          MLC172      800296659   MCALONEY CHARLES A           19 FENWICK STREET                 SCHENECTADY           NY    12304
59          MLC172      800304644   SWEENEY ROBERT P             1044 N 4TH STREET                 READING               PA    19601
59          MLC172      800308512   STAMM JAMES                  38 E WYOMISSING AVENUE            MOHNTON               PA    19540
59          MLC172      800314692   PADULA WILLIAM P             1119 STAFFORD AVENUE              SCRANTON              PA    18501
59          MLC172      800317133   CAMPELLONE DIANE L           2 RANDOLPH DRIVE                  SICKLERVILLE          NJ    08081
59          MLC172      800322760   SCHUMACHER PAUL E III        257 WAKELEE AVENUE                ANSONIA               CT    06401
59          MLC172      800323164   KOHNEN DYANE                 1601 ENGLISH OAK STREET           LAS VEGAS             NV    89117
59          MLC172      800324220   KETCHUM MARVIN               2550 PALMETTO BLVD                SANFORD               FL    32772
59          MLC172      800325334   MOYER RANDY L                403 MAIN STREET                   FREEMANSBURG          PA    18017
59          MLC172      800326688   NAPOLI ROCKY                 20 FLORIDA AVENUE                 COMMACK               NY    11725
59          MLC172      800327058   MYERS JOSEPH E               23 EAST ELM STREET                HAZLETON              PA    18201
59          MLC172      800329815   PRESLAR WESLEY M             83-85 KAREN STREET                FAIRFIELD             CT    06430
59          MLC172      800331365   CROOKSTON FRANK C            528 TENTH STREET                  IRWIN                 PA    15642
59          MLC172      800332223   VARNADOE TONDRA              5285 WOODSTONE CIRCLE WEST        LAKE WORTH            FL    33463
59          MLC172      800332306   CURRAN P DAVID               RD #1 BOX 330                     BROGUE                PA    17309
59          MLC172      800332736   STEEN JAMES                  6 LAKEVIEW DRIVE                  SOUTH TOMS RIVER      NJ    08757
59          MLC172      800333411   DADDATO WILLIAM V            1410 WINTER COURT                 EFFORT                PA    18330
59          MLC172      800335325   OPPENHEIM ARTHUR             14 JOMARR PLACE                   MASSAPEQUA            NY    11758
59          MLC172      800336653   SAYLOR DONALD F JR           2033 PENNSYLVANIA AVENUE          ALLENTOWN             PA    18103
59          MLC172      800339939   PIERRO JOHN A                251 DONALDS ROAD                  EFFORT                PA    18330
59          MLC172      800340085   DAVIS ARLITHA M              701 LOCUST STREET                 HIGH POINT            NC    27260
59          MLC172      800341976   PEREZ JOSE                   333 BREWSTER HILL ROAD            BREWSTER              NY    10509
59          MLC172      800343600   GRECO ANTHONY J SR           631 CONGRESS AVENUE               WATERBURY             CT    06708
59          MLC172      800344780   HAIGOOD-ASHE WENDY V         1823 NORTH 2ND STREET             HARRISBURG            PA    17102
59          MLC172      800347296   JALLAH PETRINA V             237 SANFORD ROAD                  UPPER DARBY TWP       PA    19082
59          MLC172      800348641   CURRY JOSEPH R               8 ETON DRIVE                      NORTH CALDWELL        NJ    07006
59          MLC172      800354722   MCGARTY STEPHEN F            22 STARLING ROAD                  KENDALL PARK          NJ    08824
59          MLC172      800355653   GARDNER CINDEE D             125 GILDA AVENUE                  PITTSBURGH            PA    15217
59          MLC172      800355901   BOYER EDWARD T               504 NORTH ENOLA DRIVE             ENOLA                 PA    17025
59          MLC172      800359168   LOWERY MARILYN R             1202 N 16TH STREET                HARRISBURG            PA    17103
59          MLC172      800360489   ALLEN PATRICK R              2735 QUIET HOLLOW COURT           NEW PORT RICHEY       FL    34655
59          MLC172      800360588   DELLISOLA LINDA              142 LITCHFIELD AVENUE             BABYLON               NY    11702
59          MLC172      800361263   MALONEY TIMOTHY R            1221 FULTON STREET                SCRANTON              PA    18504
59          MLC172      800363830   VELEZ RUBEN                  229 NORTH 4TH STREET              ALLENTOWN             PA    18102



                                        Principal       Cut-off Date    First                Initial   Minimum   Maximum
                                        Balance at       Principal     Payment   Maturity   Mortgage  Mortgage   Mortgage    Gross
Pool ID     Sale ID      Account       Origination        Balance       Date       Date       Rate      Rate       Rate      Margin
------------------------------------------------------------------------------------------------------------------------------------
59          MLC170      800418378        68,000.00        68,000.00   12/01/97   11/01/27     9.250     8.250     15.250      5.000
59          MLC170      800421240       153,000.00       153,000.00   12/01/97   11/01/27    11.500    10.500     17.500      6.950
59          MLC170      800422347       189,600.00       189,600.00   12/01/97   11/01/27     9.125     8.125     15.125      5.500
59          MLC170      800425274        46,350.00        46,350.00   12/01/97   11/01/17    10.000     9.000     16.000      7.000
59          MLC170      800427692        54,500.00        54,500.00   12/01/97   11/01/27    12.125    11.125     18.125      7.500
59          MLC170      800427932        84,000.00        84,000.00   12/01/97   11/01/27    12.375    11.375     18.375      7.750
59          MLC170      800428310       200,000.00       200,000.00   12/01/97   11/01/27    10.625    10.625     16.625      7.400
59          MLC170      800428807       240,000.00       239,728.76   08/01/97   07/01/27    12.125    12.125     18.125      8.500
59          MLC170      800429326        24,300.00        24,300.00   12/01/97   11/01/27     8.500     8.500     14.500      5.500
59          MLC170      800430282        44,000.00        43,984.74   12/01/97   11/01/27    11.125    10.125     17.125      7.300
59          MLC172      800200933        53,550.00        53,486.07   08/01/97   07/01/27    11.875    10.875     17.875      7.000
59          MLC172      800220626        90,000.00        89,943.76   10/01/97   09/01/27    11.625    10.625     17.625      7.300
59          MLC172      800242414        80,000.00        79,930.58   10/01/97   09/01/27    10.125     9.125     16.125      5.550
59          MLC172      800254583        92,720.00        92,633.13   10/01/97   09/01/27     9.750     8.750     15.750      5.500
59          MLC172      800273781       207,200.00       207,122.00   11/01/97   10/01/27    10.750     9.750     16.750      6.400
59          MLC172      800274011       120,000.00       119,943.26   11/01/97   10/01/27    12.875    11.875     18.875      8.400
59          MLC172      800278327        45,900.00        45,867.99   11/01/97   10/01/27    11.125    10.125     17.125      6.500
59          MLC172      800283111        72,250.00        72,208.43   10/01/97   09/01/27    12.000    11.000     18.000      7.500
59          MLC172      800284572        56,000.00        55,952.82   11/01/97   10/01/27    10.250     9.250     16.250      6.050
59          MLC172      800286916        56,000.00        55,988.56   11/01/97   10/01/27    13.500    12.500     19.500      8.550
59          MLC172      800287435        80,000.00        79,960.65   11/01/97   10/01/27     9.500     8.500     15.500      4.750
59          MLC172      800288193        37,600.00        37,589.54   11/01/97   10/01/27    12.125    12.125     18.125      8.550
59          MLC172      800293292        59,400.00        59,383.00   11/01/97   10/01/27    12.000    11.000     18.000      7.200
59          MLC172      800296659        16,745.00        16,733.74   11/01/97   10/01/27    11.875    10.875     17.875      6.950
59          MLC172      800304644        39,000.00        38,984.50   11/01/97   10/01/27    10.500     9.500     16.500      6.300
59          MLC172      800308512        63,900.00        63,900.00   12/01/97   11/01/27     9.750     8.750     15.750      5.750
59          MLC172      800314692        25,500.00        25,500.00   12/01/97   11/01/27     9.625     8.625     15.625      5.000
59          MLC172      800317133       167,300.00       167,189.56   10/01/97   09/01/27    11.375    10.375     17.375      7.150
59          MLC172      800322760       123,250.00       123,218.46   11/01/97   10/01/27    12.500    11.500     18.500      8.050
59          MLC172      800323164       444,399.00       444,399.00   12/01/97   11/01/27    10.375     9.375     16.375      6.500
59          MLC172      800324220        39,920.00        39,912.08   11/01/97   10/01/27    13.625    12.625     19.625      8.900
59          MLC172      800325334        96,000.00        95,861.70   11/01/97   10/01/27    13.625    12.625     19.625      8.900
59          MLC172      800326688       151,200.00       151,200.00   12/01/97   11/01/27    10.125     9.125     16.125      6.250
59          MLC172      800327058        23,375.00        23,375.00   12/01/97   11/01/27    10.875     9.875     16.875      6.250
59          MLC172      800329815       195,500.00       195,428.37   11/01/97   10/01/27    10.875     9.875     16.875      6.250
59          MLC172      800331365        52,000.00        52,000.00   12/01/97   11/01/27    12.000    11.000     18.000      7.250
59          MLC172      800332223        91,800.00        91,800.00   12/01/97   11/01/27    10.250     9.250     16.250      5.750
59          MLC172      800332306        92,000.00        91,972.17   11/01/97   10/01/27    11.750    10.750     17.750      7.550
59          MLC172      800332736        77,600.00        77,600.00   12/01/97   11/01/27    12.375    11.375     18.375      8.000
59          MLC172      800333411       122,500.00       122,442.85   12/01/97   11/01/27     9.750     8.750     15.750      5.250
59          MLC172      800335325       140,000.00       139,917.23   11/01/97   10/01/27    11.875    11.875     17.875      8.550
59          MLC172      800336653        88,000.00        87,791.67   11/01/97   10/01/27     8.750     7.750     14.750      4.100
59          MLC172      800339939        61,875.00        61,875.00   12/01/97   11/01/27    11.250    10.250     17.250      6.000
59          MLC172      800340085        69,955.00        69,955.00   12/01/97   11/01/27    10.375     9.375     16.375      6.250
59          MLC172      800341976       140,250.00       140,250.00   12/01/97   11/01/27    10.875     9.875     16.875      6.500
59          MLC172      800343600        69,700.00        69,676.47   11/01/97   10/01/27    11.250    10.250     17.250      6.900
59          MLC172      800344780        40,680.00        40,656.60   11/01/97   10/01/27     8.750     8.750     14.750      5.350
59          MLC172      800347296        42,500.00        42,486.41   11/01/97   10/01/27    11.500    10.500     17.500      7.250
59          MLC172      800348641       139,000.00       138,936.85   11/01/97   10/01/27     9.875     8.875     15.875      5.600
59          MLC172      800354722       116,500.00       116,500.00   12/01/97   11/01/27    10.375    10.375     16.375      6.900
59          MLC172      800355653       236,000.00       235,880.82   12/01/97   11/01/27     9.375     8.375     15.375      5.500
59          MLC172      800355901        25,000.00        24,991.79   11/01/97   10/01/27    11.375    10.375     17.375      6.550
59          MLC172      800359168        38,250.00        38,221.83   11/01/97   10/01/27    10.875     9.875     16.875      6.450
59          MLC172      800360489        97,200.00        97,149.61   12/01/97   11/01/27     9.250     8.250     15.250      5.250
59          MLC172      800360588       124,950.00       124,893.23   12/01/97   11/01/27     9.875     8.875     15.875      5.550
59          MLC172      800361263        40,290.00        40,290.00   12/01/97   11/01/27    11.000    10.000     17.000      6.250
59          MLC172      800363830        63,000.00        62,961.83   12/01/97   11/01/27     8.500     8.500     14.500      5.000


Alliance Funding                                  Sale Schedule A - Group 2, Sub-Pool IV                             Page 3 12/17/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97


                                                                                                                                Zip
Pool ID     Sale ID      Account       Name                         Address                           City             State    Code
------------------------------------------------------------------------------------------------------------------------------------
59          MLC172      800364721   BROWN JOAN                   239-241 BEECHMONT AVENUE          BRIDGEPORT            CT    06606
59          MLC172      800364788   FEICHTINGER FRANZ J          9833 E DESERT COVE AVE            SCOTTSDALE            AZ    85260
59          MLC172      800364952   EVANS ALFUQUAN R             204-206 SOUTH GROVE STREET        EAST ORANGE           NJ    07003
59          MLC172      800365660   PRICKLER ROBERT W            143 E SOUTH STREET                ALLENTOWN             PA    18103
59          MLC172      800367419   ECCLES KEITH S               9624 SOUTH KILMUIR CIRCLE         SOUTH JORDAN          UT    84095
59          MLC172      800368334   ALSTON NINA                  103 WEST YAPHANK ROAD             CORAM                 NY    11727
59          MLC172      800370694   SEAY DARLENE B               LOT 54 KENT DRIVE                 MILLSBORO             DE    19966
59          MLC172      800373466   NEWLON GREIGG W              5020 WALKING HORSE PLACE          COLORADO SPRINGS      CO    80917
59          MLC172      800373847   PARLOW CHARLES P             120 WEST AVON ROAD                FARMINGTON            CT    06085
59          MLC172      800376923   DILEONARDO FRANCESCO         171 EVANS AVENUE                  ELMONT                NY    11003
59          MLC172      800379760   MASTROBERTI HOWARD A         31 WOLCOTT AVENUE                 TORRINGTON            CT    06790
59          MLC172      800380370   CORRIGAN ERIC M              138 ATHENS STREET #2              SOUTH BOSTON          MA    02127
59          MLC172      800381295   LEYDEN EDWARD M              5299 OLIVET DRIVE                 RIDGE MANOR           FL    33523
59          MLC172      800381840   SEDGWICK WILLIAM C III       2511 HELEN DRIVE WEST             NORTHFIELD            NJ    08225
59          MLC172      800384810   ACUFF GREGORY M              670 COVEGLEN COURT                COLORADO SPRINGS      CO    80906
59          MLC172      800385452   MAMANE ABDOU                 263 KOSCIUSKO STREET              BROOKLYN              NY    11221
59          MLC172      800385932   ROCHESTER VINCENT A          432 PAGE TERRACE                  SOUTH ORANGE          NJ    07079
59          MLC172      800386864   BOYER BARRY R                27 LAFAYETTE STREET               ENFIELD               CT    06082
59          MLC172      800387250   SPENCER MATTHEW              2-4 BEDFORD TERRACE               IRVINGTON             NJ    07111
59          MLC172      800387797   ARNOLD ELMER W               208 ATLANTIC AVENUE               WEST PITTSTON         PA    18643
59          MLC172      800387946   ALSTON BOBBY JOE             809 DALEVIEW PLACE                GREENSBORO            NC    27406
59          MLC172      800388241   KEEL WILLIAM H               RTE 1 BOX 188 A                   LITTLE HOCKING        OH    45742
59          MLC172      800389108   STEVENSON JAMES D            224 SANDY PEACH LANE              LEXINGTON             SC    29123
59          MLC172      800390460   BASS MISHA W.                3411 FOX RIDGE BOULEVARD          ZEPHRYHILLS           FL    33543
59          MLC172      800394504   DANIEL ETHELBERT E           4 KUDYBA COURT                    MANALAPAN             NJ    07726
59          MLC172      800396608   HUGHES CARL A                0 LAKE ROAD                       SAYLORSBURG           PA    18353
59          MLC172      800399560   ALBERT KEVIN A               121 NORTH WALNUT STREET           COLORADO SPRINGS      CO    80905
59          MLC172      800399990   MOORE SHAWN                  33721 53RD AVENUE SOUTH           AUBURN                WA    98001
59          MLC172      800400616   MILLER ROBERT S              8860 N SILVER SPUR RD             PARK CITY             UT    84098
59          MLC172      800403818   MCCUSKER CHARLES             714 SOUTH 400 EAST ST             SALT LAKE CITY        UT    84111
59          MLC172      800403834   TRABACCONE MARILYN M         7264 NORTH BUCKBOARD DRIVE        PARK CITY             UT    84098
59          MLC172      800404808   LENZ MICHAEL                 408 MONROE STREET                 HOBOKEN               NJ    07030
59          MLC172      800404873   COOPER BARBARA D             2865 GLENCOE STREET               DENVER                CO    80207
59          MLC172      800417180   OGLETREE SALLIE M            32 PINE DRIVE                     MCDONOUGH             GA    30252
                       ------------------------------------------
                              148   Sale Total

60          CPI1            55251   PRZYBYLA ROBERT H            777 E DIVISION ST                 LOMBARD               IL    60148
60          CPI1            58313   HANSEN MARVIN M              1236 IRVING AVENUE                BERKELEY              IL    60163
60          CPI1            59998   BERRY DAVID C                533 S LEWIS AVENUE                LOMBARD               IL    60148
60          CPI1            60145   CLANCY MAUREEN               1445 W GREGORY STREET             CHICAGO               IL    60640
60          CPI1            60301   SLUKA GEORGINA               5010 W AINSLIE AVENUE             CHICAGO               IL    60630
60          CPI1            60392   KRUPICKA MARLENE             10813 CLARIDGE STREET             WESTCHESTER           IL    60154
60          CPI1            60400   FRANKEL RICHARD S            1005 STRATFORD RD                 DEERFIELD             IL    60015
60          CPI1            60533   GEISLER LISA A               100 WILLOW LANE UNIT B220         WILLOW SPRI           IL    60480
60          CPI1            60558   RHODES JOEL                  10735 5TH AVENUE                  COUNTRYSIDE           IL    60525
60          CPI1            60749   SCHNEEBERGER KARL R          1621 HATCH PLACE                  DOWNERS GRO           IL    60516
60          CPI1            60806   RANGASWAMY KRISHNASWA        123 ANN STREET                    CLARENDON H           IL    60514
60          CPI1            71233   GOODWIN NATALIE              1200 DOGWOOD LANE                 AURORA                IL    60504
60          CPI1           500553   MILTON ROSEMARY              7055 W 63RD ST                    CHICAGO               IL    60638
60          CPI1           501080   SACCO ANTHONY G              212 COLLEN DR                     LOMBARD               IL    60148
60          CPI1           501437   KNITTER WALTER W             303 S PRESIDENT ST                WHEATON               IL    60187
60          CPI1           503490   CARGERMAN MARK               331 OAKMONT DRIVE                 DEERFIELD             IL    60015
60          CPI1           503656   SHEN ROBERT B                1025 OLD MILL GROVE LN            LAKE ZURICH           IL    60047
60          CPI1           504225   CONWAY MARK K                324 OLD COUNTRY WAY               WAUCONDA              IL    60084
60          CPI1           504662   FULTON C EDWARD              210 N SHERIDAN ROAD               LAKE FOREST           IL    60045
60          CPI1           504811   HILL ERIC S                  614 E MADISON ST                  VILLA PARK            IL    60181
60          CPI1           504936   KALOUSDIAN RAFFI             769 W MELROSE STREET              CHICAGO               IL    60657



                                        Principal       Cut-off Date    First                Initial   Minimum   Maximum
                                        Balance at       Principal     Payment   Maturity   Mortgage  Mortgage   Mortgage    Gross
Pool ID     Sale ID      Account       Origination        Balance       Date       Date       Rate      Rate       Rate      Margin
------------------------------------------------------------------------------------------------------------------------------------
59          MLC172      800364721       123,300.00       123,260.59   11/01/97   10/01/27    11.500    10.500     17.500      7.150
59          MLC172      800364788       396,000.00       395,842.63   11/01/97   10/01/27    10.500     9.500     16.500      6.150
59          MLC172      800364952        80,000.00        79,981.18   11/01/97   10/01/27    12.875    11.875     18.875      8.300
59          MLC172      800365660        41,600.00        41,600.00   12/01/97   11/01/27    12.625    11.625     18.625      7.500
59          MLC172      800367419       112,000.00       111,937.21   11/01/97   10/01/27     8.875     7.875     14.875      4.500
59          MLC172      800368334        72,250.00        72,232.02   11/01/97   10/01/27    12.625    11.625     18.625      8.050
59          MLC172      800370694        67,900.00        67,861.94   12/01/97   11/01/27     8.875     7.875     14.875      4.250
59          MLC172      800373466       111,150.00       111,150.00   12/01/97   11/01/27     9.250     9.250     15.250      5.750
59          MLC172      800373847       130,000.00       129,960.69   11/01/97   10/01/27    11.750    11.750     17.750      8.300
59          MLC172      800376923       178,500.00       178,444.51   12/01/97   11/01/27    11.625    10.625     17.625      7.200
59          MLC172      800379760        75,000.00        74,951.83   11/01/97   10/01/27    11.500    10.500     17.500      8.050
59          MLC172      800380370        48,750.00        48,675.38   12/01/97   11/01/27     9.375     9.375     15.375      5.500
59          MLC172      800381295        54,400.00        54,343.13   11/01/97   10/01/17    11.750    10.750     17.750      6.750
59          MLC172      800381840        97,300.00        97,233.99   11/01/97   10/01/27    11.250    10.250     17.250      6.850
59          MLC172      800384810       170,000.00       169,937.71   11/01/97   10/01/27    10.875     9.875     16.875      6.500
59          MLC172      800385452       128,900.00       128,900.00   12/01/97   11/01/27     9.875     8.875     15.875      5.500
59          MLC172      800385932       220,000.00       219,804.53   10/01/97   09/01/27    10.000    10.000     16.000      6.800
59          MLC172      800386864        95,000.00        94,953.27   12/01/97   11/01/27     9.500     8.500     15.500      4.800
59          MLC172      800387250        46,000.00        45,987.20   12/01/97   11/01/27    12.125    12.125     18.125      8.150
59          MLC172      800387797        89,100.00        89,100.00   12/01/97   11/01/27     9.875     8.875     15.875      5.750
59          MLC172      800387946        73,800.00        73,800.00   11/21/97   10/21/27     9.500     9.500     15.500      6.250
59          MLC172      800388241        43,440.00        43,440.00   12/01/97   11/01/12    11.875    10.875     17.875      7.750
59          MLC172      800389108        65,000.00        65,000.00   12/01/97   11/01/17    10.500     9.500     16.500      5.750
59          MLC172      800390460        52,200.00        52,200.00   12/01/97   11/01/17    10.500    10.500     16.500      7.250
59          MLC172      800394504       343,960.00       343,823.31   11/01/97   10/01/27    10.500     9.500     16.500      5.800
59          MLC172      800396608        40,500.00        40,483.47   12/01/97   11/01/27    10.375     9.375     16.375      5.750
59          MLC172      800399560        65,000.00        65,000.00   12/01/97   11/01/27     8.125     7.125     14.125      4.750
59          MLC172      800399990        73,500.00        73,500.00   12/01/97   11/01/17    11.500    10.500     17.500      7.500
59          MLC172      800400616       399,500.00       399,500.00   12/01/97   11/01/27     9.000     9.000     15.000      5.500
59          MLC172      800403818        95,200.00        95,200.00   12/01/97   11/01/27    11.500    10.500     17.500      7.250
59          MLC172      800403834       240,000.00       240,000.00   12/01/97   11/01/27    10.250    10.250     16.250      6.750
59          MLC172      800404808       274,850.00       274,660.85   12/01/97   11/01/27     7.875     7.875     13.875      5.000
59          MLC172      800404873       128,000.00       128,000.00   12/01/97   11/01/27    11.500    10.500     17.500      7.250
59          MLC172      800417180        57,600.00        57,600.00   12/01/97   11/01/27    10.375     9.375     16.375      5.750
                       ---------------------------------------------                        ----------------------------------------
                              148    17,207,834.00    17,201,870.11                          10.539     9.829     16.539      6.466

60          CPI1            55251        50,000.00        46,828.85   11/01/92   10/01/22     7.500     0.000     13.500      2.750
60          CPI1            58313        71,000.00        64,033.96   06/01/93   05/01/23     6.625     0.000     12.625      2.875
60          CPI1            59998        88,550.00        84,262.03   11/01/93   10/01/23     6.750     0.000     12.750      2.875
60          CPI1            60145       132,000.00       125,883.33   11/01/93   10/01/23     7.000     0.000     13.000      2.750
60          CPI1            60301       100,000.00        94,935.11   10/01/93   09/01/23     6.625     0.000     12.625      2.750
60          CPI1            60392        45,000.00        42,868.26   11/01/93   10/01/23     6.875     0.000     12.875      2.875
60          CPI1            60400       196,700.00       187,599.71   12/01/93   11/01/23     6.875     0.000     12.875      2.750
60          CPI1            60533        50,000.00        47,628.09   11/01/93   10/01/23     7.000     0.000     13.000      2.750
60          CPI1            60558        61,000.00        58,015.98   10/01/93   09/01/23     6.875     0.000     12.875      2.875
60          CPI1            60749       139,900.00       133,427.22   12/01/93   11/01/23     6.875     0.000     12.875      2.750
60          CPI1            60806       117,000.00         3,233.23   12/01/93   11/01/08     6.875     0.000     12.875      2.875
60          CPI1            71233       120,500.00       116,200.61   09/01/94   08/01/24     7.750     0.000     13.750      2.750
60          CPI1           500553       140,000.00       131,676.85   10/01/92   09/01/22     7.625     0.000     13.625      2.750
60          CPI1           501080        34,400.00        32,507.09   12/01/92   11/01/22     7.375     0.000     13.375      2.750
60          CPI1           501437       104,000.00        98,360.20   12/01/92   11/01/22     7.500     0.000     13.500      2.750
60          CPI1           503490       322,000.00       305,680.90   05/01/93   04/01/23     7.375     0.000     13.375      2.875
60          CPI1           503656        68,000.00        64,549.62   07/01/93   06/01/23     7.000     0.000     13.000      2.750
60          CPI1           504225       152,000.00       144,289.58   08/01/93   07/01/23     6.875     0.000     12.875      2.750
60          CPI1           504662       455,000.00       431,914.61   07/01/93   06/01/23     7.000     0.000     13.000      2.750
60          CPI1           504811       118,200.00       111,548.13   07/01/93   06/01/23     6.625     0.000     12.625      2.750
60          CPI1           504936       220,000.00       209,347.45   11/01/93   10/01/23     6.750     0.000     12.750      2.875


Alliance Funding                                  Sale Schedule A - Group 2, Sub-Pool IV                             Page 4 12/17/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97


                                                                                                                                Zip
Pool ID     Sale ID      Account       Name                         Address                           City             State    Code
------------------------------------------------------------------------------------------------------------------------------------
60          CPI1           504944   HUSSELBEE BRIAN JOULES       61 BROOKHILL LANE                 VERNON HILL           IL    60061
60          CPI1           505073   RUBIN ROBERT S               560 JUNEBERRY ROAD                RIVERWOODS            IL    60015
60          CPI1           505644   REEKS PATRICK J              771 ENGLISH OAKS DR               CARY                  IL    60013
60          CPI1           505693   YESKEY NAOMI                 1775 W ALTGELD STREET A           CHICAGO               IL    60614
60          CPI1           505818   STAPLETON MARK T             ON492 ARBOR COURT                 WINFIELD              IL    60190
60          CPI1           505933   MOHL JEFFREY                 815 W OAKDALE AVENUE              CHICAGO               IL    60657
60          CPI1           506014   CAPRARA JAMES A              215 PLUMTREE LANE                 WEST CHICAG           IL    60185
60          CPI1           506113   HAYES PATRICK W              3103 BENNETT DRIVE                NAPERVILLE            IL    60565
60          CPI1           506170   COHEN ALLEN R                132 SOUTHFIELD DRIVE              VERNON HILL           IL    60061
60          CPI1           506196   FULTON C EDWARD              50 E BELLEVUE PLACE               CHICAGO               IL    60611
60          CPI1           506204   FULTON C EDWARD              934 S WAVELAND ROAD               LAKE FOREST           IL    60045
60          CPI1           506212   FULTON C EDWARD              886 E MORNINGSIDE DRIVE           LAKE FOREST           IL    60045
60          CPI1           506667   YOUSHAEI KOUROSH T           20 CAMBRIDGE LANE                 LINCOLNSHIR           IL    60069
60          CPI1           506972   RANGEL JOSE A                3234 S HOYNE AVENUE               CHICAGO               IL    60608
60          CPI1           507004   TIMMERS KATHLEEN M           2632 N WINDSOR DRIVE              ARLINGTON H           IL    60004
60          CPI1           507061   WOLIN HOWARD E               1032 CHEROKEE ROAD                WILMETTE              IL    60091
60          CPI1           507079   DOLAN BURTIS J III           2102 GROVE STREET                 GLENVIEW              IL    60025
60          CPI1           507228   FRANKLIN PAUL J              237 CASCADE LANE                  INDIAN HEAD           IL    60525
60          CPI1           507368   FRANKEL PAUL                 205 OLD GREEN BAY ROAD            GLENCOE               IL    60093
60          CPI1           507434   AUGUST HOWARD S              6024 GREEN DRIVE                  WOODRIDGE             IL    60517
60          CPI1           507442   NAATZ CHRISTOPHE C           1736 N WALNUT AVENUE              ARLINGTON H           IL    60004
60          CPI1           507491   MILLER SCOTT C               14570 MAYLAND DRIVE               LINCOLNSHIR           IL    60069
60          CPI1           507616   MIPANA JESUS G               2115 S 50TH COURT                 CICERO                IL    60650
60          CPI1           508069   KUJAWA GARY                  5037 W WINNEMAC AVENUE            CHICAGO               IL    60630
60          CPI1           508580   FOROWYCZ ROMAN               1105 S SALEM LANE                 ARLINGTON H           IL    60005
60          SB581       161524442   LINDON TROY A                601 LANDSDOWNE                    WESTLAND              MI    48185
60          SB581       161535869   WRIGHT GREGORY S             4112 MT MORRIS ROAD               COLUMBIAVILLE         MI    48421
60          SB581       161537493   CAMPBELL ELI H               9758 SOUTH BEVERLY AVENUE         CHICAGO               IL    60643
60          SB581       161544895   SCHARLACH MICHAEL D          7950 EAST 400 NORTH               FREMONT               IN    46737
60          SB581       161546510   MALLORY YOLANDA              16002 VINE AVENUE                 HARVEY                IL    60426
60          SB581       161546536   JACKSON ALVIN                7025 SOUTH CHAPPEL                CHICAGO               IL    60649
60          SB581       161548961   GARRETT ROBERT               6725 SOUTH JEFFERY BLVD           CHICAGO               IL    60649
60          SB581       161549357   SWEET BRADLEY                18229 RAINBOW                     FRASER                MI    48026
60          SB581       161551429   BARKER PHILLIP LLOYD         8730 SOUTH JEFFERY STREET         CHICAGO               IL    60617
60          SB581       161553094   FLETCHER BURTON C            351 NATALIE DRIVE                 WEST CHICAGO          IL    60185
60          SB581       161553193   BURNS ROBERT P               3862 N ST LOUIS AVENUE            CHICAGO               IL    60618
60          SB581       161553797   HASH JOHN                    616 EAST HOPKINS AVENUE           GRANVILLE             IL    61326
60          SB581       161554779   LICK STEVE                   4138 NORTH MOODY AVE              CHICAGO               IL    60634
60          SB581       161554944   BAKER GEORGE B               1722 N PARKER AVENUE              INDIANAPOLIS          IN    46218
60          SB581       161555800   CZARNECKI WILLIAM A          20 WEST 421 ARMY TRAIL ROA        ADDISON               IL    60101
60          SB581       161556485   LILEY SHERRY G               4209 CUSTER AVE                   FLINT                 MI    48507
60          SB581       161557087   GIROD ANDRE R                8893 FIELDCREST                   BRIGHTON              MI    48116
60          SB581       161557095   COOK TYRONE M                38170 OVERBROOK LANE              WESTLAND              MI    48185
60          SB581       161557418   LEWIN MAURY                  19741 HICKORY LEAF LANE           SOUTHFIELD            MI    48076
60          SB581       161559208   CURRY RICHARD A              1786 MEADOW DRIVE                 HOLT                  MI    48842
60          SB581       161559372   SOMMER DONNA SUE             216 QUEENS LANE                   THORNTON              IL    60476
60          SB581       161560610   SORDI VICTOR E               4670 BURLEIGH ROAD                GARFIELD HEIGHTS      OH    44125
60          SB581       161560867   WIEGERT JAMES                3355 HEMPTON LAKE ROAD            CATO                  WI    54206
60          SB581       161561543   BENITEZ ARMANDO              2043 WEST HURON                   CHICAGO               IL    60612
60          SB581       161562806   CARTER ANGELYN POWELL        842 WEST 129TH PLACE              CHICAGO               IL    60643
60          SB581       161563531   ROSS ROBERT                  9328 SOUTH VINCENNES              CHICAGO               IL    60620
60          SB581       161563622   HUFF TRUDY                   9150 SOUTH MARSHFIELD             CHICAGO               IL    60620
60          SB581       161564448   GLADNEY JEFFREY D            511 E 23RD STREET                 INDIANAPOLIS          IN    46205
60          SB581       161565536   RIPULLO KATHLEEN A           23300 EDGEWATER                   ST CLAIR SHORES       MI    48082
60          SB581       161565551   HULIT KENNETH J              1041 E SILVERBELL RD              LAKE ORION            MI    48360
60          SB581       161566732   MARCUS BRUCE T               760 GROVE STREET                  GLENCOE               IL    60022
60          SB581       161566963   MEADER YVONNE                8516 ROBINDALE                    DEARBORN HEIGHTS      MI    48127


                                        Principal       Cut-off Date    First                Initial   Minimum   Maximum
                                        Balance at       Principal     Payment   Maturity   Mortgage  Mortgage   Mortgage    Gross
Pool ID     Sale ID      Account       Origination        Balance       Date       Date       Rate      Rate       Rate      Margin
------------------------------------------------------------------------------------------------------------------------------------
60          CPI1           504944       328,500.00       310,324.94   08/01/93   07/01/23     6.500     0.000     12.500      2.875
60          CPI1           505073       334,500.00       314,797.36   10/01/93   09/01/23     7.125     0.000     13.125      2.750
60          CPI1           505644       147,000.00       140,018.43   08/01/93   07/01/23     7.250     0.000     13.250      2.750
60          CPI1           505693       118,800.00       113,047.46   11/01/93   10/01/23     6.750     0.000     12.750      2.750
60          CPI1           505818       240,000.00       227,305.27   09/01/93   08/01/23     7.000     0.000     13.000      2.750
60          CPI1           505933       472,000.00       449,505.97   11/01/93   10/01/23     6.875     0.000     12.875      2.750
60          CPI1           506014       207,900.00       196,423.18   10/01/93   09/01/23     6.125     0.000     12.125      2.750
60          CPI1           506113       217,000.00       205,822.22   09/01/93   08/01/23     6.875     0.000     12.875      2.750
60          CPI1           506170       150,000.00       138,475.29   11/01/93   10/01/23     6.875     0.000     12.875      2.750
60          CPI1           506196       220,500.00       210,054.92   11/01/93   10/01/23     6.875     0.000     12.875      2.750
60          CPI1           506204       240,300.00       228,879.48   11/01/93   10/01/23     6.875     0.000     12.875      2.750
60          CPI1           506212       280,000.00       266,735.99   11/01/93   10/01/23     6.875     0.000     12.875      2.750
60          CPI1           506667       131,000.00       124,794.42   11/01/93   10/01/23     6.875     0.000     12.875      2.875
60          CPI1           506972       103,500.00        98,371.28   11/01/93   10/01/23     6.750     0.000     12.750      2.750
60          CPI1           507004        60,000.00        57,157.65   11/01/93   10/01/23     6.875     0.000     12.875      2.750
60          CPI1           507061       336,000.00       320,083.35   11/01/93   10/01/23     6.875     0.000     12.875      2.875
60          CPI1           507079       308,000.00       293,086.40   11/01/93   10/01/23     6.750     0.000     12.750      2.875
60          CPI1           507228       125,600.00       119,238.58   11/01/93   10/01/23     6.625     0.000     12.625      2.750
60          CPI1           507368       390,000.00       368,899.54   12/01/93   11/01/23     6.750     0.000     12.750      2.750
60          CPI1           507434       100,000.00        95,157.96   11/01/93   10/01/23     6.750     0.000     12.750      2.750
60          CPI1           507442       133,950.00       126,802.95   12/01/93   11/01/23     6.500     0.000     12.500      2.750
60          CPI1           507491       122,000.00       116,102.59   12/01/93   11/01/23     6.625     0.000     12.625      2.750
60          CPI1           507616        62,400.00        48,562.68   11/01/93   10/01/08     6.750     0.000     12.750      2.750
60          CPI1           508069        95,200.00        90,661.98   12/01/93   11/01/23     6.750     0.000     12.750      2.750
60          CPI1           508580       203,150.00       193,000.20   12/01/93   11/01/23     6.625     0.000     12.625      2.750
60          SB581       161524442       131,700.00       131,576.60   10/01/97   09/01/27     9.750     8.750     15.750      5.150
60          SB581       161535869       103,500.00       103,417.38   11/01/97   10/01/27    10.500     9.500     16.500      5.700
60          SB581       161537493       185,200.00       185,113.60   11/01/97   10/01/27     9.750     8.750     15.750      5.000
60          SB581       161544895        42,000.00        41,985.82   11/01/97   10/01/27    11.250    10.250     17.250      6.000
60          SB581       161546510        63,200.00        63,183.37   11/01/97   10/01/27    12.375    12.375     18.375      8.900
60          SB581       161546536       162,900.00       162,817.74   11/01/97   10/01/27     9.375     8.375     15.375      6.050
60          SB581       161548961        98,000.00        97,953.05   11/01/97   10/01/27     9.625     8.625     15.625      5.000
60          SB581       161549357       114,300.00       114,250.77   11/01/97   10/01/27    10.125    10.125     16.125      6.800
60          SB581       161551429        71,200.00        71,174.62   11/01/97   10/01/27    11.000    11.000     17.000      7.500
60          SB581       161553094       242,200.00       242,200.00   12/01/97   11/01/27    10.625     9.625     16.625      6.250
60          SB581       161553193       135,000.00       135,000.00   12/01/97   11/01/27    10.875     9.875     16.875      6.600
60          SB581       161553797        36,000.00        35,991.29   12/01/97   11/01/27    12.750    11.750     18.750      8.000
60          SB581       161554779       132,750.00       132,694.34   11/01/97   10/01/27    10.250    10.250     16.250      6.800
60          SB581       161554944        20,900.00        20,893.85   11/01/97   10/01/27    11.875    10.875     17.875      6.250
60          SB581       161555800       164,000.00       164,000.00   12/01/97   11/01/27    12.625    11.625     18.625      7.500
60          SB581       161556485        57,600.00        57,600.00   12/01/97   11/01/27    10.500     9.500     16.500      5.700
60          SB581       161557087       120,000.00       120,000.00   12/01/97   11/01/27    13.375    12.375     19.375      8.550
60          SB581       161557095       170,000.00       169,922.77   11/01/97   10/01/27     9.875     8.875     15.875      5.150
60          SB581       161557418        86,000.00        86,000.00   12/01/97   11/01/27     9.125     8.125     15.125      4.500
60          SB581       161559208       107,100.00       107,047.33   12/01/97   11/01/27     9.500     9.500     15.500      6.050
60          SB581       161559372        50,000.00        49,977.88   12/01/97   11/01/27    10.000    10.000     16.000      6.000
60          SB581       161560610        70,000.00        69,971.43   11/01/97   10/01/27    10.375     9.375     16.375      5.750
60          SB581       161560867       178,700.00       178,618.81   12/01/97   11/01/27     9.875     8.875     15.875      6.250
60          SB581       161561543       148,500.00       148,500.00   12/01/97   11/01/27    10.375     9.375     16.375      5.750
60          SB581       161562806        41,200.00        41,200.00   12/01/97   11/01/27    10.000    10.000     16.000      6.000
60          SB581       161563531        58,000.00        58,000.00   12/01/97   11/01/27    10.000     9.000     16.000      5.125
60          SB581       161563622        67,500.00        67,500.00   12/01/97   11/01/27     9.750     8.750     15.750      5.000
60          SB581       161564448        48,800.00        48,800.00   12/01/97   11/01/27    12.750    11.750     18.750      7.500
60          SB581       161565536        45,000.00        44,976.67   12/01/97   11/01/27     9.250     9.250     15.250      5.800
60          SB581       161565551       147,600.00       147,527.40   11/01/97   10/01/27     9.500     8.500     15.500      5.200
60          SB581       161566732       658,000.00       657,701.05   11/01/97   10/01/27     9.875     9.875     15.875      6.000
60          SB581       161566963        62,200.00        62,175.94   11/01/97   10/01/27    10.625     9.625     16.625      6.150


Alliance Funding                                  Sale Schedule A - Group 2, Sub-Pool IV                             Page 5 12/17/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97


                                                                                                                                Zip
Pool ID     Sale ID      Account       Name                         Address                           City             State    Code
------------------------------------------------------------------------------------------------------------------------------------
60          SB581       161568811   MILLER LESLIE L              743 DANVER LANE                   BEECH GROVE           IN    46107
60          SB581       161568845   BOWEN JOHN R                 7940 FOX HOLLOW ROAD              BLOOMINGTON           IN    47408
60          SB581       161570254   SALEH HALIMEH                12052 SOUTH LOCKWOOD              ALSIP                 IL    60803
60          SB581       161570304   GLENN DONALD E               629 LAGUNA DRIVE                  WOLVERINE LAKE        MI    48390
60          SB581       161571807   VELA JOSE LUIS JR            1645 WEST ERIE ST                 CHICAGO               IL    60622
60          SB581       161571815   MAJOR WILLIAM J              9438 SOUTH ALBANY                 EVERGREEN PARK        IL    60805
60          SB581       161572938   KING PAUL C JR               7034 LEWIS                        MT MORRIS             MI    48458
60          SB581       161573308   ONA RENE                     8 SOUTH BRAINTREE DRIVE           SCHAUMBURG            IL    60193
60          SB581       161573738   VAN BUREN PHILIP V           294 E BOSTON BLVD                 DETROIT               MI    48202
60          SB581       161573811   ESTEP CHRISTOPHE             2885 SOUTH TINDALL                INDIANAPOLIS          IN    46203
60          SB581       161574702   WINSTON DERRICK              22119 HILLSIDE DRIVE              RICHTON PARK          IL    60471
60          SB581       161574744   HENDERSON TROY H             935 EAST 150TH STREET             CLEVELAND             OH    44108
60          SB581       161574876   NOVECK MARTIN I              9255 ALLEN RD                     CLARKSTON             MI    48348
60          SB581       161575022   SEARS KIMBERLY A             5147 PRIMROSE AVE                 INDIANAPOLIS          IN    46205
60          SB581       161575121   SWEEZY JOHN FRANK            8849 WEST OLD FORT ROAD           FORTVILLE             IN    46040
60          SB581       161575147   PARSON WILLIAM R             7948 ASHTON DRIVE                 INDIANAPOLIS          IN    46226
60          SB581       161577036   WHITTED ANNIE P              301 WEST 150TH PLACE              HARVEY                IL    60426
60          SB581       161577226   PONIKIEWSKI KRIS J           4400 OLD US 23                    BRIGHTON              MI    48116
60          SB581       161578562   MCCULLOUGH GEORGE            13221 E OUTER DR                  DETROIT               MI    48224
60          SB581       161578752   URBAN KENNETH L              4443 N 1000 EAST                  BROWNSBURG            IN    46112
60          SB581       161579305   WISNIEWSKI MARK D            406 WEST OTTAWA STREET            PLAINFIELD            IL    60544
60          SB581       161579958   BRIDGES ELIZABETH            9012 OLD ANDERSONVILLE PIK        POWELL                TN    37849
60          SB581       161580733   RUFF PATRICIA ANN            1911 SOUTH KENILWORTH             BERWYN                IL    60402
60          SB581       161581285   BREWBAKER MARLENE D          4014 SHOALS                       OKEMOS                MI    48864
60          SB581       161585435   KASSIM MUSAED                8035-41 PITT                      DETROIT               MI    48210
60          SB581       161587944   GROSE MICHEAL J              18825 34 MILE ROAD                ARMADA                MI    48005
60          SB583       161555339   BELL CALVIN                  17414 HOLLY HILL DRIVE            CLEVELAND             OH    44128
60          SB583       161559786   CHRISTMAS DELORES            16457 PAULINA                     MARKHAM               IL    60426
60          SB583       161559869   BRADLEY CARL JR              9685 WOODLANDS DR                 FISHERS               IN    46038
60          SB583       161565312   LOCKETT CAROLYN              3937 GROSVENOR ROAD               SOUTH EUCLID          OH    44118
60          SB583       161575659   HERAMB RONALD J              17306 LORENZ                      LANSING               IL    60438
60          SB583       161578489   CARROLL PETER J              860 HEMINGWAY                     LAKE ORION            MI    48362
60          SB583       161578877   BRYAN DAVID                  28910 LANTZ BLVD                  ELKHART               IN    46516
60          SB583       161579982   WOLFE FLOYD T                220 W LINCOLN AVE                 MILLERSBURG           IN    46543
60          SB583       161580790   KIMBROUGH CAROL A            132 E 120TH STREET                CHICAGO               IL    60628
60          SB583       161581368   MCFARLAND KIMBERLY D         2920 NOBLE STREET                 ANDERSON              IN    46016
60          SB583       161584560   LEE EDWARD                   5043 SOUTH ABERDEEN               CHICAGO               IL    60609
60          SB583       161584727   MEADOWS FREDRICK D           1022 5TH STREET SOUTH WEST        CANTON                OH    44707
60          SB583       161587043   STEVENSON REGINALD           21411 KENYON DRIVE                MAPLE HEIGHTS         OH    44137
60          SB583       161588173   BARRETT PATRICK E            2804 WEST 174TH STREET            HAZEL CREST           IL    60429
60          SB583       161589338   MAYS LESLIE                  2321 NORTH 54TH STREET            MILWAUKEE             WI    53210
60          SB583       161589437   TRENT BENNETT G JR           2 N DEE ROAD #107                 PARK RIDGE            IL    60068
60          SB583       161590955   BORDON DOROTHY A             105 S MAPLE                       MT PROSPECT           IL    60056
60          SB583       161591391   ENGLAND BRIAN K              306 S MAIN                        TUSCOLA               IL    61953
60          SB583       161591573   KILGORE JONAH                8811 SOUTH NORMAL                 CHICAGO               IL    60620
60          SB583       161591649   HARDRICK PATRICIA            2976 KENSINGTON                   CLEVELAND HEIGHTS     OH    44118
60          SB583       161591995   SEYDEL GREGG P               3625 EAST IONA TERRACE            CUDAHY                WI    53110
60          SB583       161594759   EICHHORST BRUCE              9N052 CORRON ROAD                 ELGIN                 IL    60123
60          SB583       161596028   CARLI KATHLEEN A             2302 THEDA LANE                   ROLLING MEADOWS       IL    60008
60          SB583       161602263   SANDOVAL GUILLERMO           4844 WEST MEDILL AVE              CHICAGO               IL    60639
60          SB583       161604533   RODISH GERALD                11430 SOUTH AVENUE J              CHICAGO               IL    60617
60          SBC582      800195075   NAVENTA JAIME                207 DIXON AVENUE                  STATEN ISLAND         NY    10303
60          SBC582      800223166   EMMER BRUCE                  831 MONTGOMERY STREET             BROOKLYN              NY    11213
60          SBC582      800243545   KLEIN ALEXANDRIA             1869 EAST 13TH STREET             BROOKLYN              NY    11230
60          SBC582      800259459   BRAZAK LAURA J               1132 BELLEVUE AVENUE              SYRACUSE              NY    13204
60          SBC582      800261604   SPRANKLE JEFFREY LYNN        RD 3 BOX 432                      TYRONE                PA    16686
60          SBC582      800272379   JIMINEZ MARIA                1146 JASPER STREET                VALLEY STREAM         NY    11580



                                        Principal       Cut-off Date    First                Initial   Minimum   Maximum
                                        Balance at       Principal     Payment   Maturity   Mortgage  Mortgage   Mortgage    Gross
Pool ID     Sale ID      Account       Origination        Balance       Date       Date       Rate      Rate       Rate      Margin
------------------------------------------------------------------------------------------------------------------------------------
60          SB581       161568811       147,500.00       147,500.00   12/01/97   11/01/27    10.375     9.375     16.375      6.250
60          SB581       161568845        68,000.00        68,000.00   12/01/97   11/01/27     9.000     9.000     15.000      5.500
60          SB581       161570254       118,400.00       118,270.17   11/01/97   10/01/27     9.000     9.000     15.000      5.550
60          SB581       161570304       780,000.00       780,000.00   01/01/98   12/01/27     9.500     9.500     15.500      6.550
60          SB581       161571807        95,200.00        95,200.00   12/01/97   11/01/27    12.375    12.375     18.375      9.400
60          SB581       161571815        97,700.00        97,656.78   12/01/97   11/01/27    10.000     9.000     16.000      5.250
60          SB581       161572938        66,000.00        66,000.00   12/01/97   11/01/27    10.875     9.875     16.875      6.950
60          SB581       161573308       165,000.00       165,000.00   12/01/97   11/01/27    10.750    10.750     16.750      7.250
60          SB581       161573738       243,000.00       243,000.00   12/01/97   11/01/27    10.000     9.000     16.000      5.500
60          SB581       161573811        54,000.00        54,000.00   12/01/97   11/01/27    10.375     9.375     16.375      5.750
60          SB581       161574702       130,500.00       130,500.00   12/01/97   11/01/27    10.375     9.375     16.375      5.750
60          SB581       161574744        48,400.00        48,400.00   12/01/97   11/01/27    12.250    11.250     18.250      7.250
60          SB581       161574876       220,000.00       219,937.05   12/01/97   11/01/27    12.000    11.000     18.000      7.050
60          SB581       161575022        51,300.00        51,300.00   12/01/97   11/01/27    10.375     9.375     16.375      6.250
60          SB581       161575121        60,000.00        60,000.00   12/01/97   11/01/27     8.750     8.750     14.750      5.250
60          SB581       161575147        94,300.00        94,300.00   12/01/97   11/01/27    11.125    10.125     17.125      6.750
60          SB581       161577036        56,800.00        56,786.26   12/01/97   11/01/27    12.750    11.750     18.750      8.000
60          SB581       161577226       175,000.00       175,000.00   12/01/97   11/01/27    10.375     9.375     16.375      6.200
60          SB581       161578562        81,000.00        81,000.00   12/01/97   11/01/27     8.500     8.500     14.500      5.500
60          SB581       161578752        67,900.00        67,883.58   12/01/97   11/01/27    12.750    11.750     18.750      8.000
60          SB581       161579305       117,000.00       117,000.00   12/01/97   11/01/27     9.500     9.500     15.500      6.250
60          SB581       161579958        57,600.00        57,600.00   12/01/97   11/01/27    12.125    11.125     18.125      7.500
60          SB581       161580733       166,500.00       166,500.00   12/01/97   11/01/27    10.375     9.375     16.375      6.250
60          SB581       161581285       195,500.00       195,432.17   12/01/97   11/01/27    11.125    10.125     17.125      6.750
60          SB581       161585435        24,000.00        24,000.00   12/01/97   11/01/27    10.250     9.250     16.250      6.250
60          SB581       161587944       124,000.00       123,970.00   12/01/97   11/01/27    12.750    11.750     18.750      8.550
60          SB583       161555339        57,200.00        57,200.00   12/01/97   11/01/27    12.750    11.750     18.750      8.000
60          SB583       161559786        56,000.00        56,000.00   01/01/98   12/01/27    12.750    11.750     18.750      8.000
60          SB583       161559869       295,300.00       295,300.00   01/01/98   12/01/27    11.000    10.000     17.000      6.250
60          SB583       161565312        58,000.00        58,000.00   01/01/98   12/01/27    10.750     9.750     16.750      6.000
60          SB583       161575659        85,000.00        85,000.00   12/01/97   11/01/27    10.625     9.625     16.625      6.000
60          SB583       161578489       131,200.00       131,200.00   01/01/98   12/01/27    12.125    11.125     18.125      7.500
60          SB583       161578877        47,200.00        47,200.00   12/01/97   11/01/27    12.750    11.750     18.750      8.000
60          SB583       161579982        48,000.00        48,000.00   01/01/98   12/01/27    12.750    11.750     18.750      8.000
60          SB583       161580790        71,200.00        71,200.00   12/01/97   11/01/27    10.500     9.500     16.500      6.250
60          SB583       161581368        43,200.00        43,200.00   01/01/98   12/01/27    12.750    11.750     18.750      8.000
60          SB583       161584560        50,100.00        50,100.00   12/01/97   11/01/27     8.750     7.750     14.750      4.250
60          SB583       161584727        36,800.00        36,800.00   12/01/97   11/01/27    12.750    11.750     18.750      8.000
60          SB583       161587043        64,800.00        64,800.00   12/01/97   11/01/27    12.750    11.750     18.750      8.000
60          SB583       161588173        75,200.00        75,200.00   01/01/98   12/01/27    12.750    11.750     18.750      8.000
60          SB583       161589338        99,400.00        99,400.00   01/01/98   12/01/27    11.875    10.875     17.875      7.000
60          SB583       161589437        76,000.00        76,000.00   01/01/98   12/01/27     9.875     9.875     15.875      6.250
60          SB583       161590955       140,000.00       140,000.00   01/01/98   12/01/27    11.500    10.500     17.500      6.750
60          SB583       161591391        54,400.00        54,400.00   01/01/98   12/01/27    12.625    11.625     18.625      8.000
60          SB583       161591573        80,500.00        80,500.00   01/01/98   12/01/27     8.875     8.875     14.875      6.400
60          SB583       161591649       112,000.00       112,000.00   01/01/98   12/01/27    12.750    11.750     18.750      8.000
60          SB583       161591995       100,000.00       100,000.00   01/01/98   12/01/27    12.500    11.500     18.500      8.000
60          SB583       161594759       200,000.00       200,000.00   01/01/98   12/01/27    13.625    12.625     19.625      8.750
60          SB583       161596028       127,200.00       127,200.00   01/01/98   12/01/27    12.125    11.125     18.125      7.500
60          SB583       161602263       146,400.00       146,400.00   01/01/98   12/01/27     8.500     8.500     14.500      5.550
60          SB583       161604533       100,800.00       100,800.00   01/01/98   12/01/27    13.750    12.750     19.750      9.400
60          SBC582      800195075       120,000.00       119,715.47   07/01/97   06/01/27     9.750     8.750     15.750      5.250
60          SBC582      800223166       192,500.00       192,161.14   06/01/97   05/01/27    12.000    11.000     18.000      6.750
60          SBC582      800243545       266,000.00       265,680.09   09/01/97   08/01/27    10.500     9.500     16.500      6.050
60          SBC582      800259459        28,000.00        27,889.80   10/01/97   09/01/27    10.750     9.750     16.750      6.000
60          SBC582      800261604        55,880.00        55,787.42   10/01/97   09/01/17    13.500    12.500     19.500      9.300
60          SBC582      800272379       116,450.00       116,383.03   10/01/97   09/01/27    12.000    11.000     18.000      7.550


Alliance Funding                                  Sale Schedule A - Group 2, Sub-Pool IV                             Page 6 12/17/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97


                                                                                                                                Zip
Pool ID     Sale ID      Account       Name                         Address                           City             State    Code
------------------------------------------------------------------------------------------------------------------------------------
60          SBC582      800283905   BARTHWAITE EARL              1545 1547 BERGEN STREET           BROOKLYN              NY    11213
60          SBC582      800298994   BANFUL ISAAC                 1479 EAST 84TH ST                 BROOKLYN              NY    11236
60          SBC582      800314676   HARRY JAMES E                771 MCKINLEY STREET               HAZLETON              PA    18201
60          SBC582      800316572   HOLLOWELL PAUL DAVID         6 LAURIE LANE                     WALLINGFORD           PA    19086
60          SBC582      800323255   AVALONE JAMES W              41 SOUTH 6TH STREET               EASTON                PA    18042
60          SBC582      800323636   MOON CASS                    10 MECHANIC ST                    CAMILLUS              NY    13031
60          SBC582      800330722   LEVINE IRA                   1 WINMERE PLACE                   DIX HILLS             NY    11746
60          SBC582      800330797   SOUSA PAULO                  370 DAVIS AVENUE                  KEARNY                NJ    07032
60          SBC582      800331480   MUMAW MARK J                 157 WEST MUIR AVE                 HAZLETON              PA    18201
60          SBC582      800334070   PAGLIA EDMUND L JR           116 DUNBAR LANE                   HAMDEN                CT    06514
60          SBC582      800338402   GOLDENBERG BORIS             1696 E 2ND STREET                 BROOKLYN              NY    11211
60          SBC582      800340952   SARKI ADNAN                  182 FIELDCREST ROAD               PARSIPPANY            NJ    07054
60          SBC582      800342115   VLACICH MARINO               1615 BENSON AVENUE                BROOKLYN              NY    11214
60          SBC582      800349292   THOMAS ELOISE                123 LEHIGH AVENUE                 NEWARK                NJ    07112
60          SBC582      800349342   RHETT ROBERT R               538 EAST 24TH STREET              BROOKLYN              NY    11210
60          SBC582      800352841   JOSEPH MARIE JOCELYNE        768 GOODRICH STREET               UNIONDALE             NY    11553
60          SBC582      800354011   HARCHAR ROBERT D             11384 BARRINGTON BLVD             CLEVELAND             OH    44130
60          SBC582      800354060   GARCIA ARACELY               3207 76TH STREET                  JACKSON HEIGHTS       NY    11372
60          SBC582      800357857   CUERVO DENNIS                6 WHITESPRUCE DRIVE               WADING RIVER          NY    11792
60          SBC582      800365645   ORTEGA MERCEDES              164 SOMERSET DRIVE                E STROUDSBURG         PA    18301
60          SBC582      800367757   TAYLOR TODD                  948 RTE 23                        WANTAGE               NJ    07461
60          SBC582      800370256   LOFTUS MARY ANN              328 NORTH MAIN STREET             MINOA                 NY    13116
60          SBC582      800370652   SHAH MOHAMMAD                52 28TH AVENUE                    BROOKLYN              NY    11214
60          SBC582      800370736   TERRY CORLYS                 138 SOUTH NINTH AVENUE            MOUNT VERNON          NY    10550
60          SBC582      800371767   PYDANA ROBERT                4313 AVENUE J                     BROOKLYN              NY    11210
60          SBC582      800374753   TURNER FRED G                421 EAST FORT DADE                BROOKSVILLE           FL    34601
60          SBC582      800376915   DAILEY JANICE                371 CHATELAINE AVENUE             DANVILLE              VA    24541
60          SBC582      800382871   INGO SAMUEL A JR             1006 34TH LANE                    PUEBLO                CO    81006
60          SBC582      800383226   GRANT RICHARD A              1008 SPRING VALLEY RD             QUARRYVILLE           PA    17566
60          SBC582      800386211   WILSON MARY ANN              224 DOVER STREET                  BRIDGEPORT            CT    06610
60          SBC582      800389090   ZAMORA SERGIO                21435 NORTH 34TH DRIVE            PHOENIX               AZ    85027
60          SBC582      800391534   NARVESEN ERIC                88 LELAND AVENUE                  NEW ROCHELLE          NY    10805
60          SBC582      800392037   FERRER ALEXANDRA             58-37 VAN CLEEF STREET            FLUSHING              NY    11368
60          SBC582      800392656   UNDERWOOD EDDIE W            4500 DORIS DRIVE                  LIZELLA               GA    31052
60          SBC582      800397176   WEBB DALE L                  121 WEST TENTH STREET             ASHLAND               OH    44805
60          SBC582      800400509   ALLEN G VINCE                3417 EAST LAS ROCAS DRIVE         PHOENIX               AZ    85028
60          SBC582      800401515   OGREN STEVEN L               1077 PORTOLA AVENUE               SAN JOSE              CA    95126
60          SBC582      800403370   DESHIELDS STEVEN A           1910 LANTERN LANE                 ORELAND               PA    19075
60          SBC582      800406613   IFEANYI ISRAEL               3380 KATES WAY                    DULUTH                GA    30097
60          SBC582      800407199   LEIGH DAWN ROBIN             1224 W MARKET STREET              POTTSVILLE            PA    17901
60          SBC582      800408114   GUASTELLA SALVATORE          10 LINCOLN AVENUE                 MASTIC BEACH          NY    11951
60          SBC582      800412272   WHITE KEITH M JR             2770 N DEERE VALLEY DRIVE         LAYTON                UT    84040
60          SBC582      800412322   GIANNINI MICHAEL             472 CONARROE STREET               PHILADELPHIA          PA    19128
60          SBC582      800413015   HURD CHARLES S               2050 HILSTAD ROAD NE              BREMERTON             WA    98311
60          SBC582      800417669   BARFIELD-PAG JESSIE          3289 ARONIMINK COURT              PICKERINGTON          OH    43147
60          SBC582      800417867   WILLIAMS THOMAS K JR         3 DEER RIDGE ROAD                 BASKING RIDGE         NJ    07920
60          SBC582      800420200   CIGLER GARY                  6507 LEECHBURG ROAD               VERONA                PA    15147
60          SBC582      800423964   CURRAN PATRICK C             10 ATTERBURY DRIVE                MALVERN               PA    19355
60          SBC582      800426975   MOHAMED MAGDY                247 MAPLEWOOD DRIVE               POTTSTOWN             PA    19464
60          SBC582      800428096   SPILLER DAVID J              9217 PILGRIM LANE                 PHILADELPHIA          PA    19114
60          SBC582      800429383   LOGUE PATRICK J              4434 EAST CRYSTAL LANE            PARADISE VALLEY       AZ    85253
60          SBC582      800429482   MALLOY JOHN D                24815 238TH PLACE SOUTH           MAPLE VALLEY          WA    98038
60          SBC582      800430969   OPSAHL JAMES ALAN            6700 NIBLICK COURT                AUBURN                CA    95602
60          SBC582      800431348   BUSKIRK RICHARD A            3811 NORTH DOGWOOD ROAD           WALNUTPORT            PA    18088
60          SBC582      800433237   CAREY PATRICIA L             1909 EAST LANE AVENUE             PHOENIX               AZ    85020
60          SBC582      800433294   DUBOIS TIENA L               7742 EAST GRANADA ROAD            SCOTTSDALE            AZ    85257
60          SBC582      800435505   THOMAS NANCY LORETTA         1814 MILES DRIVE                  LONGVIEW              TX    75605



                                        Principal       Cut-off Date    First                Initial   Minimum   Maximum
                                        Balance at       Principal     Payment   Maturity   Mortgage  Mortgage   Mortgage    Gross
Pool ID     Sale ID      Account       Origination        Balance       Date       Date       Rate      Rate       Rate      Margin
------------------------------------------------------------------------------------------------------------------------------------
60          SBC582      800283905       139,500.00       139,369.32   10/01/97   09/01/27     9.750     8.750     15.750      6.400
60          SBC582      800298994       238,000.00       238,000.00   12/01/97   11/01/27    11.750    10.750     17.750      7.550
60          SBC582      800314676        40,500.00        40,483.02   12/01/97   11/01/27    10.250     9.250     16.250      5.750
60          SBC582      800316572       304,000.00       304,000.00   01/01/98   12/01/27    11.750    10.750     17.750      7.250
60          SBC582      800323255        49,600.00        49,600.00   12/01/97   11/01/27    12.750    11.750     18.750      8.000
60          SBC582      800323636        69,300.00        69,300.00   12/01/97   11/01/27    11.000    10.000     17.000      6.450
60          SBC582      800330722       263,500.00       263,395.29   11/01/97   10/01/27    10.500     9.500     16.500      6.300
60          SBC582      800330797       124,000.00       124,000.00   12/01/97   11/01/27    13.000    12.000     19.000      7.850
60          SBC582      800331480        26,350.00        26,350.00   12/01/97   11/01/27    11.000    10.000     17.000      5.500
60          SBC582      800334070       234,000.00       233,780.76   10/01/97   09/01/27     9.750     8.750     15.750      5.370
60          SBC582      800338402       200,000.00       200,000.00   12/01/97   11/01/27    10.625     9.625     16.625      6.300
60          SBC582      800340952       228,600.00       228,436.23   11/01/97   10/01/27    11.000    11.000     17.000      6.800
60          SBC582      800342115       220,500.00       220,500.00   12/01/97   11/01/27    10.250     9.250     16.250      5.750
60          SBC582      800349292        66,500.00        66,500.00   12/01/97   11/01/27    12.250    11.250     18.250      7.375
60          SBC582      800349342       223,550.00       223,448.44   11/01/97   10/01/27     9.875     9.875     15.875      6.500
60          SBC582      800352841       136,000.00       136,000.00   12/01/97   11/01/27    11.875    10.875     17.875      7.550
60          SBC582      800354011        76,700.00        76,700.00   12/01/97   11/01/27    12.000    11.000     18.000      6.750
60          SBC582      800354060       205,200.00       205,200.00   12/01/97   11/01/27    10.000     9.000     16.000      5.350
60          SBC582      800357857       144,000.00       143,934.58   11/01/97   10/01/27     9.875     8.875     15.875      5.500
60          SBC582      800365645       103,950.00       103,950.00   01/01/98   12/01/27     9.875     8.875     15.875      5.250
60          SBC582      800367757       112,000.00       111,949.93   11/01/97   10/01/27    13.125    12.125     19.125      8.900
60          SBC582      800370256        59,900.00        59,900.00   12/01/97   11/01/27     8.875     7.875     14.875      4.500
60          SBC582      800370652       157,500.00       157,500.00   12/01/97   11/01/27    10.500     9.500     16.500      6.600
60          SBC582      800370736       115,000.00       115,000.00   12/01/97   11/01/27    11.625    10.625     17.625      7.400
60          SBC582      800371767       182,750.00       182,750.00   12/01/97   11/01/27     9.000     9.000     15.000      6.050
60          SBC582      800374753        64,000.00        64,000.00   01/01/98   12/01/27    10.250     9.250     16.250      6.750
60          SBC582      800376915        24,500.00        24,500.00   01/01/98   12/01/27     9.125     8.125     15.125      4.500
60          SBC582      800382871        98,100.00        98,100.00   01/01/98   12/01/27     9.875     8.875     15.875      6.000
60          SBC582      800383226        86,400.00        86,376.62   11/01/97   10/01/27    12.250    11.250     18.250      7.500
60          SBC582      800386211        36,000.00        35,993.06   11/01/97   10/01/27    13.750    12.750     19.750      8.900
60          SBC582      800389090        92,174.00        92,129.84   12/01/97   11/01/27     9.625     8.625     15.625      5.800
60          SBC582      800391534       244,000.00       243,928.27   11/01/97   10/01/27    11.875    10.875     17.875      7.550
60          SBC582      800392037       232,200.00       232,079.62   11/01/97   10/01/27     9.250     9.250     15.250      5.700
60          SBC582      800392656        34,000.00        34,000.00   01/01/98   12/01/17    10.625     9.625     16.625      6.250
60          SBC582      800397176        34,000.00        34,000.00   12/01/97   11/01/27    10.750     9.750     16.750      6.250
60          SBC582      800400509       172,800.00       172,705.61   11/01/97   10/01/27     9.000     9.000     15.000      5.550
60          SBC582      800401515       188,000.00       188,000.00   12/01/97   11/01/27    11.000    11.000     17.000      8.000
60          SBC582      800403370       197,550.00       197,550.00   12/01/97   11/01/27    10.625     9.625     16.625      7.300
60          SBC582      800406613       249,900.00       249,756.23   12/01/97   11/01/27     8.750     7.750     14.750      5.000
60          SBC582      800407199        23,375.00        23,366.89   12/01/97   11/01/27    11.125    10.125     17.125      6.750
60          SBC582      800408114        57,000.00        56,982.28   12/01/97   11/01/27    11.625    11.625     17.625      8.150
60          SBC582      800412272       295,500.00       295,500.00   12/01/97   11/01/27    10.875     9.875     16.875      6.500
60          SBC582      800412322        51,000.00        51,000.00   12/01/97   11/01/27     9.875     8.875     15.875      6.750
60          SBC582      800413015       125,280.00       125,280.00   12/01/97   11/01/27    10.125     9.125     16.125      6.250
60          SBC582      800417669       140,400.00       140,400.00   12/01/97   11/01/27    10.000     9.000     16.000      6.250
60          SBC582      800417867       390,000.00       390,000.00   12/01/97   11/01/27    11.250    11.250     17.250      7.750
60          SBC582      800420200        48,000.00        48,000.00   12/01/97   11/01/27    12.750    11.750     18.750      8.000
60          SBC582      800423964       223,200.00       223,200.00   12/01/97   11/01/27     8.750     8.750     14.750      5.500
60          SBC582      800426975        82,400.00        82,356.15   12/01/97   11/01/27     9.125     9.125     15.125      5.000
60          SBC582      800428096        80,000.00        79,957.42   12/01/97   11/01/27     9.125     8.125     15.125      5.000
60          SBC582      800429383       360,000.00       360,000.00   12/01/97   11/01/27    11.375    11.375     17.375      8.150
60          SBC582      800429482       129,000.00       129,000.00   12/01/97   11/01/22    11.125    10.125     17.125      7.750
60          SBC582      800430969       300,000.00       300,000.00   12/01/97   11/01/27     9.625     8.625     15.625      5.500
60          SBC582      800431348        64,000.00        63,984.52   12/01/97   11/01/27    12.750    11.750     18.750      8.000
60          SBC582      800433237       208,000.00       207,883.38   12/01/97   11/01/27     8.875     8.875     14.875      6.150
60          SBC582      800433294       134,300.00       134,300.00   12/01/97   11/01/27    11.875    10.875     17.875      7.300
60          SBC582      800435505        71,200.00        71,200.00   12/01/97   11/01/27     9.625     8.625     15.625      5.500


Alliance Funding                                  Sale Schedule A - Group 2, Sub-Pool IV                             Page 7 12/17/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97


                                                                                                                                Zip
Pool ID     Sale ID      Account       Name                         Address                           City             State    Code
------------------------------------------------------------------------------------------------------------------------------------
60          SBC582      800439309   CAMPBELL NIGEL               350 PARK PLACE                    TOBYHANNA             PA    18466
60          SBC582      800443426   FLEISHMAN MARC C             7162 WEST FIREBIRD DRIVE          GLENDALE              AZ    85308
60          SBC582      800448623   FEDERICO HECTOR C            3055 NORTH 90TH PLACE             MESA                  AZ    85207
60          SBC584      800178485   ARTHUR FLOYD                 105 WHEATLEY ROAD                 BROOKVILLE            NY    11545
60          SBC584      800319774   MCGLONE JOSEPH M             3605 GENESEE PLACE                PHILDELPHIA           PA    19154
60          SBC584      800321879   KIRK COURTLANDT B            1039 WESTBANK ROAD                GLENWOOD SPRINGS      CO    81611
60          SBC584      800322711   LARWA FRANCIS P              14 LOT MOUNTAIN VIEW ESTAT        BLAKESLEE             PA    18610
60          SBC584      800328361   SINISCALCO ANTHONY V JR      7 OSAGE COURT                     READINGTON            NJ    08870
60          SBC584      800335119   RYAN JAN ELIZABETH           128 REILING ROAD                  BRECKENRIDGE          CO    80424
60          SBC584      800337230   DELMAZIO PHILLIP S           373 MAIN STREET                   NEW CANAAN            CT    06840
60          SBC584      800348419   LEMLER LAWRENCE              2926 EAST JOHN CABOT DRIVE        PHOENIX               AZ    85032
60          SBC584      800355752   TOMMASO FRANK                777 BOULEVARD                     NEW MILFORD           NJ    07646
60          SBC584      800358640   HOEL JOHN                    98 WEST 525 NORTH                 KAYSVILLE             UT    84037
60          SBC584      800359457   SELTZER IRWIN                47 SHRUB HOLLOW ROAD              SEARINGTOWN           NY    11576
60          SBC584      800360745   MAXWELL ANDREW H             41 HIGH STREET                    HOPE TOWNSHIP         NJ    07844
60          SBC584      800367153   BARTON JOHN E                7013 OAK SPRINGS WAY              CITRUS HEIGHTS        CA    95621
60          SBC584      800371841   JEFFERS DOUGLASS A           5735 SADDLE ROCK DRIVE            COLORADO SPRINGS      CO    80918
60          SBC584      800373946   DELP DAVID                   5537 TUCKER AVENUE                NAPLES                FL    33962
60          SBC584      800374969   HASSELBACH DOUGLAS L         201 S MAIN STREET                 MANHEIM               PA    17545
60          SBC584      800383531   PALAZZETTI SERGIO            7 BUTTERNUT HOLLOW ROAD           GREENWICH             CT    06830
60          SBC584      800386336   LYTLE LESTER SCOTT           3691 STIRRUP AVENUE               PAHRUMP               NV    89048
60          SBC584      800388399   MILLER ERIC T                92 BALD HILL ROAD                 WILTON                CT    06897
60          SBC584      800393845   DELEO RICHARD JR             4 CANTER ROAD                     TYNGSBORO             MA    01879
60          SBC584      800395154   CATELL MICHAEL A             597 WYOMING AVENUE                WYOMING               PA    18644
60          SBC584      800398497   BECK ROBERT H                1525 NORTH 400 EAST               HARRISVILLE           UT    84404
60          SBC584      800400053   NEELY GREGORY                3498 BERTHA DRIVE                 BALDWIN HARBOR        NY    11510
60          SBC584      800401945   BARRIOS JOSEPH P             21845 PARKWAY DRIVE               RED BLUFF             CA    96080
60          SBC584      800406498   SMITH WAYNE L                21665 NIGHTINGALE DRIVE           QUEEN CREEK           AZ    85242
60          SBC584      800406522   WILLIAMS NICOLA C            2038 EAST GARDENIA AVENUE         PHOENIX               AZ    85020
60          SBC584      800407934   GUY LEZLEE ANN               940 DANCING HORSE DRIVE           COLORADO SPRINGS      CO    80919
60          SBC584      800408320   GETKIN JIMMY W               903 AVENUE H                      RIVERSIDE             PA    17868
60          SBC584      800410029   SOTO EDILBERTO               158 MOUNTAIN DRIVE                TOBYHANNA             PA    18466
60          SBC584      800410722   BERARDINO MICHAEL J          43 KING STREET                    PEABODY               MA    01960
60          SBC584      800415432   TAYLOR DOUGLAS S             6111 BOARDWALK DRIVE              TOBYHANNA             PA    18466
60          SBC584      800416869   ONEILL SEAN                  304-306 CUMMINS HIGHWAY           ROSLINDALE            MA    02131
60          SBC584      800419103   CHOLULA IGNACIO              293 TOWNSEND STREET               NEW BRUNSWICK         NJ    08901
60          SBC584      800419533   ROSSER EMMA JEAN             19 SURREY DRIVE                   AMITYVILLE            NY    11701
60          SBC584      800419798   CONNORS ROBERT R SR          23 KATELYN LANE                   LANCASTER             NY    14086
60          SBC584      800419913   KREMPASKY JOSEPH S           407 WOODLAND DRIVE                WOODLAND PARK         CO    80863
60          SBC584      800420168   GREEN JERRY K                531 MOUNTAIN VALLEY ROAD          AXTON                 VA    24054
60          SBC584      800422917   VERONIKIS PENELOPE           1160 GREENLEAF DRIVE              BETHLEHEM             PA    18017
60          SBC584      800426744   ANTHONY PETER B              474 EAST 670 NORTH                TOOELE                UT    84074
60          SBC584      800433559   RICCI BRANDON J              796 HIGHWAY 103                   IDAHO SPRINGS         CO    80452
60          SBC584      800435208   WALKENHAUER BRENT D          3212 THORP ROAD                   MOXEE                 WA    98936
60          SBC584      800435216   STYLES ANN                   1097 TRADER ROAD                  LABELLE               FL    33935
60          SBC584      800438046   ROMANO ANDREW A              9476 GRACEFUL GOLD STREET         LAS VEGAS             NV    89123
60          SBC584      800441834   CAIRNS JOHN O                10550 118TH AVENUE NORTH          LARGO                 FL    33773
60          SBC584      800441958   NORMAN ROBERT L              2350 1ST AVENUE SOUTH             ST PETERBURG          FL    33712
60          SBC584      800446825   REZEK MARKETA CH             8701 HURON STREET 9-105           DENVER                CO    80222
60          SBC584      800447682   AKBARZADEH MAHMOUD MEHRDA    13173 EAST BETHANY PLACE          AURORA                CO    80014
60          SBC584      800449209   QUADE CRISTY                 1945 BRIGGS STREET                HARRISBURG            PA    17103
60          SBC584      800452427   LOPRESTI ALISHA              2555 NORTHEAST 208 TERRACE        NORTH MIAMI BEACH     FL    33180
60          SBC585      800207284   BEHMER TIMOTHY L             461 SCHOOLHOUSE ROAD              NEW PROVIDENCE        PA    17560
60          SBC585      800258204   BAE PAN CHUL                 230 DURIE AVENUE                  CLOSTER               NJ    07624
60          SBC585      800276511   ALEKNA ROBERT M              3017 HAUCK ROAD                   GREEN LANE            PA    18054
60          SBC585      800283640   POWELL ROY R JR              2 WOODLAND HOMES ROUTE 210        STONY POINT           NY    10980
60          SBC585      800333312   AGUIRRE JOHNNY H             14237 S CHOLLA CANYON DRIV        PHOENIX               AZ    85044



                                        Principal       Cut-off Date    First                Initial   Minimum   Maximum
                                        Balance at       Principal     Payment   Maturity   Mortgage  Mortgage   Mortgage    Gross
Pool ID     Sale ID      Account       Origination        Balance       Date       Date       Rate      Rate       Rate      Margin
------------------------------------------------------------------------------------------------------------------------------------
60          SBC582      800439309       153,000.00       152,918.58   12/01/97   11/01/27     9.125     8.125     15.125      5.000
60          SBC582      800443426       146,575.00       146,575.00   12/01/97   11/01/27    10.625     9.625     16.625      6.000
60          SBC582      800448623       280,000.00       280,000.00   12/01/97   11/01/27     8.500     8.500     14.500      5.800
60          SBC584      800178485       573,750.00       571,269.27   06/01/97   05/01/27     8.375     8.375     14.375      5.500
60          SBC584      800319774        54,300.00        54,300.00   12/01/97   11/01/27    13.000    12.000     19.000      7.800
60          SBC584      800321879       181,050.00       180,981.84   11/01/97   10/01/27    10.750     9.750     16.750      6.375
60          SBC584      800322711       143,225.00       143,135.51   10/01/97   09/01/27    11.625    10.625     17.625      7.300
60          SBC584      800328361       331,000.00       331,000.00   12/01/97   11/01/27    10.750    10.750     16.750      7.300
60          SBC584      800335119       148,000.00       147,810.61   10/01/97   09/01/27     8.250     7.250     14.250      4.000
60          SBC584      800337230       259,000.00       258,894.27   11/01/97   10/01/27    10.375     9.375     16.375      5.000
60          SBC584      800348419        75,200.00        75,103.75   10/01/97   09/01/27     8.250     8.250     14.250      4.850
60          SBC584      800355752       188,000.00       188,000.00   12/01/97   11/01/27    12.125    12.125     18.125      8.375
60          SBC584      800358640       176,400.00       176,315.49   11/01/97   10/01/27     9.625     8.625     15.625      5.250
60          SBC584      800359457       306,000.00       305,913.00   11/01/97   10/01/27    12.000    11.000     18.000      7.550
60          SBC584      800360745       101,250.00       101,250.00   12/01/97   11/01/27    10.625     9.625     16.625      6.300
60          SBC584      800367153        96,000.00        96,000.00   12/01/97   11/01/27     9.500     8.500     15.500      6.000
60          SBC584      800371841       158,000.00       157,901.80   11/01/97   10/01/27     8.375     7.375     14.375      4.000
60          SBC584      800373946        79,050.00        79,023.30   11/01/97   10/01/27    11.250    11.250     17.250      7.750
60          SBC584      800374969       111,900.00       111,900.00   01/01/98   12/01/27    10.750     9.750     16.750      6.100
60          SBC584      800383531       715,000.00       715,000.00   12/01/97   11/01/27    10.250     9.250     16.250      4.750
60          SBC584      800386336       127,800.00       127,800.00   12/01/97   11/01/27     9.625     8.625     15.625      6.250
60          SBC584      800388399       481,500.00       481,222.98   12/01/97   11/01/27     8.750     8.750     14.750      5.500
60          SBC584      800393845       111,800.00       111,800.00   12/01/97   11/01/27    13.125    12.125     19.125      8.250
60          SBC584      800395154        87,125.00        87,125.00   12/01/97   11/01/27    11.875    10.875     17.875      6.250
60          SBC584      800398497       110,000.00       110,000.00   12/01/97   11/01/27     9.750     8.750     15.750      5.375
60          SBC584      800400053       399,000.00       399,000.00   12/01/97   11/01/27    13.125    12.125     19.125      8.650
60          SBC584      800401945       130,900.00       130,900.00   12/01/97   11/01/27    10.125     9.125     16.125      6.700
60          SBC584      800406498       237,600.00       237,600.00   12/01/97   11/01/27    10.125     9.125     16.125      6.300
60          SBC584      800406522       156,000.00       155,939.65   12/01/97   11/01/27    10.625     9.625     16.625      6.300
60          SBC584      800407934       123,920.00       123,920.00   12/01/97   11/01/27     9.375     8.375     15.375      5.500
60          SBC584      800408320       153,000.00       153,000.00   12/01/97   11/01/27     9.750     8.750     15.750      6.250
60          SBC584      800410029        24,650.00        24,650.00   01/01/98   12/01/27    10.000    10.000     16.000      6.250
60          SBC584      800410722       117,000.00       116,964.62   12/01/97   11/01/27    11.750    10.750     17.750      7.300
60          SBC584      800415432       143,000.00       143,000.00   01/01/98   12/01/27     9.875     8.875     15.875      5.500
60          SBC584      800416869       172,000.00       172,000.00   01/01/98   12/01/27     9.375     8.375     15.375      5.250
60          SBC584      800419103       136,000.00       136,000.00   01/01/98   12/01/27    10.000    10.000     16.000      6.250
60          SBC584      800419533        58,500.00        58,500.00   01/01/98   12/01/27    13.125    12.125     19.125      8.300
60          SBC584      800419798       150,000.00       149,949.36   11/01/97   10/01/27    11.250    10.250     17.250      6.450
60          SBC584      800419913       102,400.00       102,400.00   12/01/97   11/01/27     9.625     8.625     15.625      5.500
60          SBC584      800420168        52,500.00        52,458.94   12/01/97   11/01/17    13.875    12.875     19.875      9.000
60          SBC584      800422917       102,000.00       102,000.00   01/01/98   12/01/27    11.000    11.000     17.000      8.000
60          SBC584      800426744       105,166.00       105,166.00   01/01/98   12/01/27    10.375     9.375     16.375      6.750
60          SBC584      800433559       233,750.00       233,750.00   01/01/98   12/01/27    10.875     9.875     16.875      6.750
60          SBC584      800435208        67,500.00        67,500.00   01/01/98   12/01/27    12.125    11.125     18.125      7.250
60          SBC584      800435216       101,600.00       101,600.00   01/01/98   12/01/27    12.750    11.750     18.750      8.000
60          SBC584      800438046       110,400.00       110,400.00   12/01/97   11/01/27     9.625     8.625     15.625      5.500
60          SBC584      800441834        28,000.00        28,000.00   12/07/97   11/07/27    10.375     9.375     16.375      6.250
60          SBC584      800441958        37,500.00        37,500.00   01/01/98   12/01/27     9.875     8.875     15.875      5.500
60          SBC584      800446825        35,000.00        35,000.00   01/01/98   12/01/27     9.625     8.625     15.625      5.500
60          SBC584      800447682       106,250.00       106,250.00   01/01/98   12/01/27     9.750     9.750     15.750      6.750
60          SBC584      800449209        50,150.00        50,150.00   01/01/98   12/01/27    11.125    10.125     17.125      6.750
60          SBC584      800452427        91,200.00        91,200.00   01/01/98   12/01/27     9.000     8.000     15.000      5.500
60          SBC585      800207284        99,600.00        99,522.73   09/01/97   08/01/27    12.500    11.500     18.500      8.500
60          SBC585      800258204       259,250.00       259,025.23   09/01/97   08/01/27    12.000    11.000     18.000      7.550
60          SBC585      800276511       157,500.00       157,338.96   09/01/97   08/01/27    11.500    11.500     17.500      8.150
60          SBC585      800283640       142,000.00       142,000.00   12/01/97   11/01/27    11.375    10.375     17.375      6.550
60          SBC585      800333312       111,350.00       111,295.23   11/01/97   10/01/27     9.500     9.500     15.500      6.000


Alliance Funding                                  Sale Schedule A - Group 2, Sub-Pool IV                             Page 8 12/17/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97


                                                                                                                                Zip
Pool ID     Sale ID      Account       Name                         Address                           City             State    Code
------------------------------------------------------------------------------------------------------------------------------------
60          SBC585      800345910   LIPPERT DONALD F             2032 PRESCOTT CANYON CIRCL        PRESCOTT              AZ    86301
60          SBC585      800347437   MAGDITS JOHN A               131 ALCOLADE DRIVE EAST           SHIRLEY               NY    11967
60          SBC585      800350340   VO MY NGA THI                1314 19TH STREET COURT NW         GIG HARBOR            WA    98335
60          SBC585      800351728   GODO JULIAN                  12-14 JOHN STREET                 PATERSON              NJ    07510
60          SBC585      800364259   BERTRAM JAMES A              118 HICKORY STREET                HOLLIDAYSBURG         PA    16648
60          SBC585      800366205   ANDERSEN JEFFREY             4016 WYNN ROAD                    BELLINGHAM            WA    98225
60          SBC585      800380610   BAILEY LENA                  211 SOUTH 12TH AVENUE             MOUNT VERNON          NY    10550
60          SBC585      800381378   BEEDLE JACK H                602 WEST ALABAMA AVENUE           FOUNTAIN              CO    80817
60          SBC585      800386369   ANDERSON BILLIE DEE          9333 ALAMEDA HARBOR AVENUE        LAS VEGAS             NV    89117
60          SBC585      800391823   SANCHEZ REGINA L             1951 NORTH 64TH STREET #32        MESA                  AZ    85205
60          SBC585      800396707   ROGERS KENNETH V             52 NORTH TURN LANE                LEVITTOWN             PA    19054
60          SBC585      800411597   SANTUCCI MARK                6 MERRIVALE DRIVE                 SMITHTOWN             NY    11787
60          SBC585      800416695   REID SIDNEY                  9009 SCHENCK AVENUE               BROOKLYN              NY    11236
60          SBC585      800419517   MAJOR CLYDE D                933 JACKSON ROAD                  SHAVERTOWN            PA    18612
60          SBC585      800420895   COSTELLO MARY LOUISE         343 HIGHLAND AVENUE               SOMERVILLE            MA    02144
60          SBC585      800425548   RAIBURG YAKOV                12 MARSHALL STREET                OCEANSIDE             NY    11572
60          SBC585      800430936   KOTKO ALEXANDER              6270 MERRY WAY                    CLIPPER MILLS         CA    95930
60          SBC585      800443293   MELCHER WILLIAM J            5613 NORTH SAND HILL DRIVE        STANSBURY PARK        UT    84074
60          SBC585      800448052   GHAFFARI SHAMCI              131 COOLIDGE AVENUE #321          WATERTOWN             MA    02172
60          SBC585      800457483   SUHS DEBRA                   300 EAST MAINE AVENUE             LONGWOOD              FL    32750
60          SBC585      800462517   RAIRDEN ANN MARIE            2828 JACKSON ST UNIT F-7          FT MYERS              FL    33901
60          SBC591      800221780   GINSBERG BARRETT A           5 ARDEN ROAD                      DENIVLLE              NJ    07834
60          SBC591      800307589   MOHMOUD TERESITA L           54 COLONIAL WAY                   SHORT HILL            NJ    07041
60          SBC591      800326142   POTTS JOANNE S               24 MALLBORO DRIVE                 WOILMINGTON           DE    19713
60          SBC591      800327983   ZELTNER KENT L               214 OLD COUNTY LANE               EDWARDS               CO    81632
60          SBC591      800333619   SACCA JOSEPH J               2033 MONROEVILLE ROAD             MONROEVILLE           NJ    08343
60          SBC591      800334880   GIBSON JOHANNA               468 HERZL STREET                  BROOKLYN              NY    11212
60          SBC591      800355208   PEREZ BERNARDINO             220 67TH STREET                   WEST NEW YORK         NJ    07093
60          SBC591      800363913   COLEMAN JAMES P              3245 CEDAR AVENUE                 SCRANTON              PA    18505
60          SBC591      800366478   KOLLER JAMES                 413 56TH STREET                   ALTOONA               PA    16602
60          SBC591      800379679   DEFOSSE THOMAS L III         1213 GLENSIDE AVENUE              WILMINGTON            DE    19803
60          SBC591      800382111   SILVA WILSON A               476 NORTH 6TH STREET              NEWARK                NJ    07107
60          SBC591      800397739   BERNADINE PATRICK            1762 BROOKLYN AVENUE              BROOKLYN              NY    11210
60          SBC591      800408221   MAGEE TIMOTHY J              527 E CHELTENHAM AVENUE           PHILADELPHIA          PA    19120
60          SBC591      800409872   SERRA DEMETRIO R             182 HOWE AVENUE                   PASSAIC               NJ    07055
60          SBC591      800410078   CALHOUN ARTHUR W             437 COLLINGS AVENUE               COLLINGSWOOD          NJ    08108
60          SBC591      800410110   BRYSON JOSEPH J              2442 S MOLE STREET                PHILADELPHIA          PA    19145
60          SBC591      800415663   KING ALAN B                  4 BRICK SCHOOL ROAD               WARREN                CT    06754
60          SBC591      800419780   GREENBERG S MITCHELL         11 DIANAS TRAIL                   ROSLYN                NY    11576
60          SBC591      800422792   SENATORE LAWRENCE            2745 BOULDER ROAD                 LAKE ARIEL            PA    18436
60          SBC591      800434847   SCARANTINO DEBORAH           1612-1616 GRAND BOULEVARD         HOLIDAY               FL    34690
60          SBC591      800436677   MURDOCK RANDALL K            28 LYNWOOD PLACE                  NEW HAVEN             CT    06511
60          SBC591      800443335   PHILLIPS CLARICE             536 SOUTH 7TH AVENUE              MOUNT VERNON          NY    10550
60          SBC591      800445520   SZUMINSKY HOWARD J JR        5032 LYTLE STREET                 PITTSBURGH            PA    15207
60          SBC591      800453573   SAINI MOHAN                  79 ADAMS STREET                   DORCHESTER            MA    02121
60          SBC591      800469397   SETTLES BILLY GENE           4778 BONNIE BRAE ROAD             BALTIMORE             MD    21208
60          SBC591      800483414   JEFFERS JOSEPH MIKE          2504 WEST HARDROCK DRIVE          WEST VALLEY CITY      UT    84119
60          SBC591      800485922   BARKER JACK E                5126 GREENWOOD COURT              EVERGREEN             CO    80439
60          SBC591      800486334   HILL TREVOR D                10616 BROWN DRIVE                 WHITAKERS             NC    27891
60          SUPER ARM   800237919   LORENC KAREN A               287 BRENTWOOD DR                  N TONAWANDA           NY    14120
60          SUPER ARM   800252884   INDIVIGLIO PATRICIA A        181 LAKE AVENUE                   TUCKAHOE              NY    10707
60          SUPER ARM   800317505   CAMPBELL HYACINTH            127 NORTH COLUMBUS AVENUE         MOUNT VERNON          NY    10550
60          SUPER ARM   800320673   REJMANIAK ROBERT H           2404 STATE ROAD                   EFFORT                PA    18330
60          SUPER ARM   800347536   VANDUNK RICHARD B            19 PETERS MINE ROAD               RINGWOOD              NJ    07456
60          SUPER ARM   800353823   MCLAURIN JOSEPH              107 SOUTH 31ST STREET             WYANDANCH             NY    11798
60          SUPER ARM   800360976   DOLAN MATTHEW J              1021 14TH STREET                  WEST BABYLON          NY    11704
60          SUPER ARM   800381501   BEATON CECIL                 577 EAST 55TH STREET              BROOKLYN              NY    11203



                                        Principal       Cut-off Date    First                Initial   Minimum   Maximum
                                        Balance at       Principal     Payment   Maturity   Mortgage  Mortgage   Mortgage    Gross
Pool ID     Sale ID      Account       Origination        Balance       Date       Date       Rate      Rate       Rate      Margin
------------------------------------------------------------------------------------------------------------------------------------
60          SBC585      800345910        66,725.00        66,658.67   11/01/97   10/01/17    12.125    11.125     18.125      7.800
60          SBC585      800347437        93,600.00        93,600.00   12/01/97   11/01/27    12.125    12.125     18.125      8.900
60          SBC585      800350340       199,750.00       199,674.80   11/01/97   10/01/27    10.750     9.750     16.750      6.500
60          SBC585      800351728       144,540.00       144,237.50   06/01/97   05/01/27    11.500    10.500     17.500      6.800
60          SBC585      800364259        40,495.00        40,495.00   12/01/97   11/01/27    12.375    11.375     18.375      7.500
60          SBC585      800366205       118,400.00       118,371.36   11/01/97   10/01/27    12.750    11.750     18.750      8.250
60          SBC585      800380610       156,000.00       155,960.08   11/01/97   10/01/27    12.500    11.500     18.500      7.950
60          SBC585      800381378       166,600.00       166,600.00   12/01/97   11/01/27    10.000    10.000     16.000      6.750
60          SBC585      800386369       148,500.00       148,500.00   12/01/97   11/01/27     9.625     8.625     15.625      6.250
60          SBC585      800391823        59,900.00        59,829.01   11/01/97   10/01/27     8.625     7.625     14.625      3.850
60          SBC585      800396707        98,100.00        98,065.96   11/01/97   10/01/27    11.125    10.125     17.125      6.800
60          SBC585      800411597       168,000.00       168,000.00   12/01/97   11/01/27    12.750    11.750     18.750      8.000
60          SBC585      800416695       246,600.00       246,514.44   12/01/97   11/01/27    11.125    10.125     17.125      7.300
60          SBC585      800419517        74,400.00        74,400.00   01/01/98   12/01/27    12.750    11.750     18.750      8.000
60          SBC585      800420895       281,250.00       281,250.00   12/01/97   11/01/27    10.125     9.125     16.125      6.100
60          SBC585      800425548       198,000.00       197,810.62   10/01/97   09/01/27     9.750     8.750     15.750      5.250
60          SBC585      800430936        60,000.00        60,000.00   12/01/97   11/01/27     8.500     7.500     14.500      5.000
60          SBC585      800443293       136,800.00       136,800.00   01/01/98   12/01/27     9.250     8.250     15.250      5.500
60          SBC585      800448052        97,500.00        97,458.01   12/01/97   11/01/27    10.125     9.125     16.125      6.000
60          SBC585      800457483        78,500.00        78,500.00   01/01/98   12/01/27    11.375    10.375     17.375      8.000
60          SBC585      800462517        24,000.00        24,000.00   01/01/98   12/01/27     9.500     9.500     15.500      5.500
60          SBC591      800221780       272,000.00       271,656.81   08/01/97   07/01/27    11.625    10.625     17.625      6.000
60          SBC591      800307589       216,000.00       215,874.40   10/01/97   09/01/27    11.000    10.000     17.000      6.800
60          SBC591      800326142        84,000.00        83,967.50   10/01/97   09/01/27    10.750     9.750     16.750      6.550
60          SBC591      800327983       476,000.00       476,000.00   01/01/98   12/01/27    10.125     9.125     16.125      6.750
60          SBC591      800333619        87,600.00        87,600.00   01/01/98   12/01/27    12.750    11.750     18.750      8.550
60          SBC591      800334880       135,000.00       135,000.00   01/01/98   12/01/27    13.500    12.500     19.500      9.150
60          SBC591      800355208       136,700.00       136,700.00   01/01/98   12/01/27    10.250    10.250     16.250      6.750
60          SBC591      800363913        77,850.00        77,850.00   01/01/98   12/01/27     9.750     8.750     15.750      5.000
60          SBC591      800366478        49,500.00        49,500.00   12/01/97   11/01/27    10.125     9.125     16.125      5.750
60          SBC591      800379679        96,000.00        96,000.00   12/01/97   11/01/27     9.625     8.625     15.625      5.250
60          SBC591      800382111       148,500.00       148,500.00   12/01/97   11/01/27    10.750     9.750     16.750      6.050
60          SBC591      800397739       196,200.00       196,200.00   01/01/98   12/01/27     9.500     9.500     15.500      6.550
60          SBC591      800408221        38,200.00        38,200.00   12/01/97   11/01/27    13.750    12.750     19.750      9.400
60          SBC591      800409872       103,500.00       103,500.00   01/01/98   12/01/27    10.375     9.375     16.375      6.250
60          SBC591      800410078       191,250.00       191,250.00   12/01/97   11/01/27     9.875     8.875     15.875      6.050
60          SBC591      800410110        49,500.00        49,500.00   12/01/97   11/01/27    10.250    10.250     16.250      7.300
60          SBC591      800415663       149,400.00       149,400.00   01/01/98   12/01/27    11.500    10.500     17.500      7.650
60          SBC591      800419780       333,000.00       333,000.00   01/01/98   12/01/27    11.125    10.125     17.125      7.300
60          SBC591      800422792        51,850.00        51,850.00   12/01/97   11/01/27    11.875    10.875     17.875      9.000
60          SBC591      800434847        40,000.00        40,000.00   01/01/98   12/01/27    11.875    10.875     17.875      7.250
60          SBC591      800436677       133,500.00       133,500.00   01/01/98   12/01/27    10.500    10.500     16.500      7.400
60          SBC591      800443335       234,000.00       234,000.00   12/01/97   11/01/27    11.125    10.125     17.125      7.300
60          SBC591      800445520        21,675.00        21,675.00   01/01/98   12/01/27    11.125    10.125     17.125      6.750
60          SBC591      800453573        72,800.00        72,800.00   01/01/98   12/01/27     8.250     8.250     14.250      5.000
60          SBC591      800469397        88,000.00        88,000.00   01/01/98   12/01/27    12.375    11.375     18.375      8.000
60          SBC591      800483414        93,500.00        93,500.00   01/01/98   12/01/27    10.625     9.625     16.625      6.750
60          SBC591      800485922       174,250.00       174,250.00   01/01/98   12/01/27    10.000    10.000     16.000      7.000
60          SBC591      800486334        87,700.00        87,700.00   01/01/98   12/01/27    10.250     9.250     16.250      5.750
60          SUPER ARM   800237919        64,000.00        63,975.90   11/01/97   10/01/27    10.750     9.750     16.750      5.950
60          SUPER ARM   800252884       229,500.00       229,432.48   11/01/97   10/01/27    11.875    10.875     17.875      7.550
60          SUPER ARM   800317505       238,000.00       238,000.00   12/01/97   11/01/27    10.375    10.375     16.375      6.850
60          SUPER ARM   800320673       151,300.00       151,260.19   11/01/97   10/01/27    12.375    11.375     18.375      7.500
60          SUPER ARM   800347536        25,000.00        25,000.00   12/01/97   11/01/27    11.625    11.625     17.625      8.150
60          SUPER ARM   800353823        81,000.00        81,000.00   12/01/97   11/01/27     9.500     9.500     15.500      6.550
60          SUPER ARM   800360976       110,500.00       110,500.00   01/01/98   12/01/27    10.625     9.625     16.625      6.550
60          SUPER ARM   800381501       152,000.00       152,000.00   12/01/97   11/01/27    12.000    12.000     18.000      9.050


Alliance Funding                                  Sale Schedule A - Group 2, Sub-Pool IV                             Page 9 12/17/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97


                                                                                                                                Zip
Pool ID     Sale ID      Account       Name                         Address                           City             State    Code
------------------------------------------------------------------------------------------------------------------------------------
60          SUPER ARM   800390825   POWER THOMAS R               218 POINTE DRIVE                  BRICK TOWNSHIP        NJ    08723
60          SUPER ARM   800396830   DAVIES KIMON RONALD          624 J AVENUE                      KURE BEACH            NC    28449
60          SUPER ARM   800416232   DESIR JOHNATHAN              1021 CLEVELAND STREET             UNIONDALE             NY    11553
60          SUPER ARM   800422149   FAUX ROBERT RAYMOND          LOT #2 BAIRD STREET               HARVEYS LAKE          PA    18618
60          SUPER ARM   800431181   HOOVLER MARK A               32955 MCKINNIS CREEK ROAD         STEAMBOAT SPRINGS     CO    80477
60          SUPER ARM   800433013   DAVID BERNARD                191 HART STREET                   BROOKLYN              NY    11206
60          SUPER ARM   800443236   WILSON BRADLEY P             6 BAY STATE ROAD                  WELLESLEY             MA    02181
60          SUPER ARM   800450611   PFENDLER HARRY A JR          202 STAFFORDSHIRE PLACE           PITTSBURGH            PA    15238
60          SUPER ARM   800465858   BRUNGER SHERRI LYNN          285 CLEARWATER LARGO RD S         LARGO                 FL    33770
60          SUPER ARM   800466021   CUOMO LOUIS                  181 MOODY AVENUE                  FREEPORT              NY    11520
60          SUPER ARM   800468209   NEILSON JANA E               6932 HUNTINGTON AVENUE            NEWPORT NEWS          VA    23607
60          SUPER ARM   800468589   WIMPEY LINDA A               204 WEST 3RD STREET               BRADENTON             FL    34205
60          SUPER ARM   800476871   WILLIAMS ED                  328 EAST 60 NORTH                 GRANTSVILLE           UT    84029
                        -----------------------------------------
                              319   Sale Total

                              467   Grand Total Sub-Pool IV



                                       Principal       Cut-off Date    First                Initial   Minimum   Maximum
                                        Balance at       Principal     Payment   Maturity   Mortgage  Mortgage   Mortgage    Gross
Pool ID     Sale ID      Account       Origination        Balance       Date       Date       Rate      Rate       Rate      Margin
------------------------------------------------------------------------------------------------------------------------------------
60          SUPER ARM   800390825       412,000.00       412,000.00   01/01/98   12/01/27    10.125    10.125     16.125      6.650
60          SUPER ARM   800396830        76,000.00        75,965.48   12/01/97   11/01/27     9.875     8.875     15.875      5.500
60          SUPER ARM   800416232       141,750.00       141,750.00   12/01/97   11/01/27    10.000     9.000     16.000      6.000
60          SUPER ARM   800422149        68,600.00        68,600.00   12/01/97   11/01/27     8.750     7.750     14.750      4.250
60          SUPER ARM   800431181       242,250.00       242,250.00   12/01/97   11/01/27     8.500     7.500     14.500      4.250
60          SUPER ARM   800433013       123,000.00       123,000.00   12/01/97   11/01/27    10.250     9.250     16.250      6.400
60          SUPER ARM   800443236       349,900.00       349,900.00   01/01/98   12/01/27    11.000    10.000     17.000      6.500
60          SUPER ARM   800450611       214,600.00       214,600.00   01/01/98   12/01/27     8.125     7.125     14.125      4.750
60          SUPER ARM   800465858        88,000.00        88,000.00   01/01/98   12/01/27    10.875     9.875     16.875      6.750
60          SUPER ARM   800466021       153,000.00       153,000.00   01/01/98   12/01/27    10.000     9.000     16.000      5.500
60          SUPER ARM   800468209        58,650.00        58,650.00   01/01/98   12/01/27    10.375     9.375     16.375      6.750
60          SUPER ARM   800468589        43,937.00        43,915.95   01/01/98   12/01/27     9.625     8.625     15.625      5.000
60          SUPER ARM   800476871        90,000.00        90,000.00   01/01/98   12/01/27     8.125     7.125     14.125      5.000
                        -------------------------------------------                          ---------------------------------------
                              319    45,425,842.00    44,890,923.31                           9.979     8.238     15.979      5.903

                              467    62,633,676.00    62,092,793.42                          14.416    11.912     23.081      8.530


Alliance Funding                                  Sale Schedule B - Group 2, Sub-Pool IV                             Page 1 12/18/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97

                                                            Principal     Type of    Scheduled       Cut-off Date    Original
                                                           Balance at    Mortgaged    Payment         Principal        LTV
Pool ID  Sale ID      Account      Name                    Origination   Property    Int & Prin        Balance        Ratio
-------------------------------------------------------------------------------------------------------------------------------
59       MLC170      180147027  SULLIVAN JAMES T            105,400.00       1           954.30       105,136.18       85.0
59       MLC170      800239303  JAWAHAR HENRY               222,400.00       1         2,181.22       222,027.75       83.9
59       MLC170      800267668  KORAP STANLEY               116,800.00       1         1,003.49       116,745.51       80.0
59       MLC170      800269300  COOKSEY CARMELITA            46,970.00       7           447.31        46,953.25       80.9
59       MLC170      800275802  MARTINS ADRIEL V            123,200.00       5         1,138.49       123,055.76       84.9
59       MLC170      800288060  YOUNG M RODNEY              245,000.00       1         2,060.09       244,758.03       63.6
59       MLC170      800303299  KUSHNIR ISRAEL               95,900.00       1           895.21        95,863.89       70.0
59       MLC170      800305864  BRUNSON HENRY               128,000.00       5         1,478.73       127,974.60       80.0
59       MLC170      800307134  FORBES HECTOR               177,500.00       3         1,492.52       177,412.69       77.1
59       MLC170      800309122  MAYER WILLIAM R             409,500.00       1         3,480.71       409,500.00       90.0
59       MLC170      800310757  DAVIES MICHAEL R             55,000.00       1           487.75        54,976.31       64.7
59       MLC170      800317885  SMITH MARSHALL G             49,500.00       3           452.80        49,480.33       82.5
59       MLC170      800319964  JARDINE DIANNE C             38,000.00       1           372.69        38,000.00       38.7
59       MLC170      800325029  LEONARD WILLIAM A           143,100.00       1         1,295.64       143,041.58       90.0
59       MLC170      800330524  PARIANTE JOHN               195,300.00       1         1,768.26       195,220.27       90.0
59       MLC170      800331704  MCCOLLUM RUSSELL I JR        58,000.00       1           552.35        57,979.32       80.0
59       MLC170      800333478  JACKSON CAROL               100,000.00       3         1,165.11        99,980.72       80.0
59       MLC170      800340804  RADOSTI WINIFRED            108,000.00       1         1,069.52       108,000.00       80.0
59       MLC170      800341182  DUPLECHAN EUGENE JR         115,000.00       1           935.68       115,000.00       84.9
59       MLC170      800342495  ASANTE AKEEM                106,100.00       1           950.76       106,010.64       89.9
59       MLC170      800343030  ROMANCHIK THOMAS J           56,800.00       1           551.68        56,780.82       80.0
59       MLC170      800349862  GRODY GARY                  380,000.00       1         3,654.77       380,000.00       80.0
59       MLC170      800350431  DIFAZIO SALVATORE P         156,000.00       1         1,311.73       155,923.27       80.0
59       MLC170      800352601  SIRICO DOMINICK A.          110,500.00       3         1,052.32       110,500.00       85.0
59       MLC170      800352643  MCKENNA PAUL                241,800.00       1         2,211.84       241,703.91       84.9
59       MLC170      800353302  SNYDER JOHN                 144,000.00       1         1,439.77       144,000.00       80.0
59       MLC170      800353419  PETERS RICHARD W             80,000.00       3           799.88        80,000.00       80.0
59       MLC170      800353559  WALDNER JOSEPH M            102,400.00       1           889.19       102,353.48       80.0
59       MLC170      800359044  EVANS TODD C                101,600.00       1         1,104.08       101,600.00       80.0
59       MLC170      800363509  MCDANIEL JAMES V             51,750.00       6           629.43        51,643.28       75.0
59       MLC170      800364606  TOIA MICHAEL                113,000.00       1         1,012.59       112,952.62       84.9
59       MLC170      800365710  PERINI DENNIS J             157,830.00       1         1,488.16       157,772.17       80.9
59       MLC170      800366114  FAULKNER HOBART             416,000.00       1         3,272.67       415,760.66       80.0
59       MLC170      800366163  GOOD JAMES T                 64,000.00       1           609.49        63,977.18       84.9
59       MLC170      800366981  LAVELLE CAROL               297,500.00       1         2,917.77       297,500.00       85.0
59       MLC170      800370355  BINGAMAN JACK L              56,700.00       1           502.83        56,675.58       90.0
59       MLC170      800372138  DERRICK IVAN                115,600.00       5         1,014.47       115,600.00       85.0
59       MLC170      800372898  HEIMACH ELIZABETH ELLEN      40,000.00       3           446.39        40,000.00       46.5
59       MLC170      800375297  AMBEAULT EDWARD GRANT        49,000.00       1           499.31        49,000.00       84.9
59       MLC170      800386534  NIZAMA ROCIO M              158,850.00       8         1,497.78       158,850.00       85.0
59       MLC170      800388191  ZUZO JAMES J                 42,400.00       1           460.76        42,400.00       80.0
59       MLC170      800388480  ZARAGOZA MARY               144,450.00       1         1,267.65       144,321.67       90.0
59       MLC170      800394256  ADAMS JOSEPH N              370,000.00       1         2,430.63       370,000.00       78.3
59       MLC170      800394843  MCCARTHY WAYNE J            120,000.00       1         1,086.49       120,000.00       61.2
59       MLC170      800394959  MARTORELLA CONCHETTA        165,000.00       1         1,447.99       164,927.01       89.6
59       MLC170      800395030  CLINE MARILYN W              89,675.00       1           870.98        89,644.72       85.0
59       MLC170      800400350  LEVINE LOUIS A              110,600.00       3           980.83       110,600.00       70.0
59       MLC170      800402091  BONNER ELEANOR J            153,000.00       3         1,356.84       153,000.00       90.0
59       MLC170      800405623  MOYE OTIS B                  63,750.00       7           668.90        63,750.00       85.0
59       MLC170      800407058  GARDNER DONALD ROBERT        19,600.00       6           252.84        19,600.00       70.0
59       MLC170      800407355  DUFF DEIDRE M               103,400.00       1           945.84       103,400.00       89.9
59       MLC170      800407546  BRACHE ANTONIO               56,000.00       3           581.42        56,000.00       80.0
59       MLC170      800408965  FAIRBANKS ROBERT D           56,100.00       7           598.27        56,100.00       85.0
59       MLC170      800409120  GILYARD DWAYNE               89,600.00       3           947.59        89,576.41       80.0
59       MLC170      800410508  CRONIN WILLIAM A             98,800.00       1           997.30        98,800.00       65.0
59       MLC170      800413627  TUCKER CECELIA T            106,250.00       8           952.11       106,250.00       85.0
59       MLC170      800414286  GADDIS-HUNTE MARY            88,000.00       3         1,025.30        88,000.00       80.0



                                        Next       Current        Property
                                    Adjustment     Mortgage        Value at         Owner
Pool ID  Sale ID      Account           Date         Rate        Origination       Occupied
-------------------------------------------------------------------------------------------
59       MLC170      180147027        05/01/99      10.375        124,000.00         Y
59       MLC170      800239303        01/01/98      11.375        265,000.00         Y
59       MLC170      800267668        10/01/99       9.750        146,000.00         Y
59       MLC170      800269300        10/01/99      11.000         58,000.00         Y
59       MLC170      800275802        08/01/99      10.625        145,000.00         Y
59       MLC170      800288060        10/01/99       9.500        385,000.00         Y
59       MLC170      800303299        10/01/99      10.750        137,000.00         N
59       MLC170      800305864        10/01/99      13.625        160,000.00         Y
59       MLC170      800307134        10/01/99       9.500        230,000.00         Y
59       MLC170      800309122        11/01/99       9.625        455,000.00         Y
59       MLC170      800310757        10/01/99      10.125         85,000.00         Y
59       MLC170      800317885        10/01/99      10.500         60,000.00         Y
59       MLC170      800319964        11/01/99      11.375         98,000.00         Y
59       MLC170      800325029        11/01/99      10.375        159,000.00         Y
59       MLC170      800330524        10/01/99      10.375        217,000.00         Y
59       MLC170      800331704        10/01/99      11.000         72,500.00         Y
59       MLC170      800333478        10/01/99      13.750        125,000.00         Y
59       MLC170      800340804        11/01/99      11.500        135,000.00         Y
59       MLC170      800341182        11/01/99       9.125        135,300.00         Y
59       MLC170      800342495        10/01/99      10.250        117,900.00         Y
59       MLC170      800343030        10/01/99      11.250         71,000.00         Y
59       MLC170      800349862        05/01/98      11.125        475,000.00         Y
59       MLC170      800350431        10/01/99       9.500        195,000.00         Y
59       MLC170      800352601        11/01/99      11.000        130,000.00         Y
59       MLC170      800352643        04/01/98      10.500        284,500.00         Y
59       MLC170      800353302        05/01/98      11.625        180,000.00         Y
59       MLC170      800353419        11/01/99      11.625        100,000.00         Y
59       MLC170      800353559        05/01/98       9.875        128,000.00         Y
59       MLC170      800359044        11/01/99      12.750        127,000.00         Y
59       MLC170      800363509        04/01/98      12.250         69,000.00         Y
59       MLC170      800364606        11/01/99      10.250        133,000.00         Y
59       MLC170      800365710        11/01/99      10.875        195,000.00         Y
59       MLC170      800366114        04/01/98       8.750        520,000.00         Y
59       MLC170      800366163        10/01/99      11.000         75,309.00         Y
59       MLC170      800366981        11/01/99      11.375        350,000.00         Y
59       MLC170      800370355        10/01/99      10.125         63,000.00         Y
59       MLC170      800372138        05/01/98      10.000        136,000.00         Y
59       MLC170      800372898        11/01/99      13.125         86,000.00         Y
59       MLC170      800375297        11/01/99      11.875         57,700.00         Y
59       MLC170      800386534        11/01/99      10.875        186,883.00         Y
59       MLC170      800388191        11/01/99      12.750         53,000.00         Y
59       MLC170      800388480        10/01/99      10.000        160,500.00         Y
59       MLC170      800394256        05/01/98       6.875        472,000.00         Y
59       MLC170      800394843        05/01/98      10.375        196,000.00         Y
59       MLC170      800394959        11/01/99      10.000        184,000.00         Y
59       MLC170      800395030        11/01/99      11.250        105,500.00         Y
59       MLC170      800400350        05/01/98      10.125        158,000.00         N
59       MLC170      800402091        11/01/99      10.125        170,000.00         Y
59       MLC170      800405623        05/01/98      11.250         75,000.00         Y
59       MLC170      800407058        11/01/99      13.375         28,000.00         Y
59       MLC170      800407355        11/01/99      10.500        114,900.00         Y
59       MLC170      800407546        11/01/99      12.125         70,000.00         Y
59       MLC170      800408965        11/01/99      11.500         66,000.00         Y
59       MLC170      800409120        04/01/98      12.375        112,000.00         Y
59       MLC170      800410508        05/01/98      11.750        152,000.00         Y
59       MLC170      800413627        11/01/99      10.250        125,000.00         Y
59       MLC170      800414286        11/01/99      13.750        110,000.00         Y


Alliance Funding                                  Sale Schedule B - Group 2, Sub-Pool IV                             Page 2 12/18/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97

                                                            Principal     Type of    Scheduled       Cut-off Date    Original
                                                           Balance at    Mortgaged    Payment         Principal        LTV
Pool ID  Sale ID      Account      Name                    Origination   Property    Int & Prin        Balance         Ratio
-------------------------------------------------------------------------------------------------------------------------------
59       MLC170      800418378  MATTHEWS ROBERT T            68,000.00       1           559.42        68,000.00       65.3
59       MLC170      800421240  LOFFIO DANIEL E             153,000.00       1         1,515.15       153,000.00       85.0
59       MLC170      800422347  HARRIS WILLIAM C            189,600.00       1         1,542.65       189,600.00       80.0
59       MLC170      800425274  KING MAUREEN A               46,350.00       7           447.29        46,350.00       90.0
59       MLC170      800427692  FORSYTHE VIOLET              54,500.00       1           565.84        54,500.00       66.4
59       MLC170      800427932  WAY DONALD R                 84,000.00       1           888.36        84,000.00       80.0
59       MLC170      800428310  MUSARRA LINDA               200,000.00       3         1,848.19       200,000.00       71.4
59       MLC170      800428807  ADEL STEVEN W               240,000.00       1         2,491.79       239,728.76       80.0
59       MLC170      800429326  KATZENMOYER GREG             24,300.00       1           186.85        24,300.00       90.0
59       MLC170      800430282  HOUSTON JUNE H               44,000.00       1           423.18        43,984.74       89.9
59       MLC172      800200933  RODRIGUEZ JUAN R             53,550.00       3           545.67        53,486.07       85.0
59       MLC172      800220626  MEDICH THOMAS P              90,000.00       1           899.86        89,943.76       85.7
59       MLC172      800242414  RICHARDS JAMES R JR          80,000.00       1           709.46        79,930.58       79.2
59       MLC172      800254583  ROMBOLETTI RICHARD J         92,720.00       1           796.61        92,633.13       80.0
59       MLC172      800273781  WILLIAMS STEVEN A           207,200.00       1         1,934.18       207,122.00       80.0
59       MLC172      800274011  GRIECO FRANCES              120,000.00       1         1,315.72       119,943.26       73.1
59       MLC172      800278327  SPRIGGS LOU                  45,900.00       1           441.46        45,867.99       85.0
59       MLC172      800283111  HUMASON ANDREA L             72,250.00       4           743.18        72,208.43       85.0
59       MLC172      800284572  ECHON DAVID                  56,000.00       3           501.82        55,952.82       66.6
59       MLC172      800286916  LUCKENBILL SCOTT J           56,000.00       3           641.44        55,988.56       80.0
59       MLC172      800287435  SCHMOOCK RAYMOND J           80,000.00       1           672.68        79,960.65       48.7
59       MLC172      800288193  BAIO JOSEPH                  37,600.00       1           390.38        37,589.54       80.0
59       MLC172      800293292  THOMSEN MICHELLE             59,400.00       1           611.00        59,383.00       84.9
59       MLC172      800296659  MCALONEY CHARLES A           16,745.00       1           170.63        16,733.74       83.7
59       MLC172      800304644  SWEENEY ROBERT P             39,000.00       1           356.75        38,984.50       79.7
59       MLC172      800308512  STAMM JAMES                  63,900.00       1           549.00        63,900.00       90.0
59       MLC172      800314692  PADULA WILLIAM P             25,500.00       4           216.75        25,500.00       85.0
59       MLC172      800317133  CAMPELLONE DIANE L          167,300.00       1         1,640.82       167,189.56       89.9
59       MLC172      800322760  SCHUMACHER PAUL E III       123,250.00       1         1,315.39       123,218.46       85.0
59       MLC172      800323164  KOHNEN DYANE                444,399.00       8         4,023.62       444,399.00       85.0
59       MLC172      800324220  KETCHUM MARVIN               39,920.00       1           461.18        39,912.08       80.0
59       MLC172      800325334  MOYER RANDY L                96,000.00       1         1,109.04        95,861.70       80.0
59       MLC172      800326688  NAPOLI ROCKY                151,200.00       1         1,340.88       151,200.00       90.0
59       MLC172      800327058  MYERS JOSEPH E               23,375.00       1           220.40        23,375.00       85.0
59       MLC172      800329815  PRESLAR WESLEY M            195,500.00       3         1,843.35       195,428.37       85.0
59       MLC172      800331365  CROOKSTON FRANK C            52,000.00       1           534.88        52,000.00       80.0
59       MLC172      800332223  VARNADOE TONDRA              91,800.00       1           822.62        91,800.00       90.0
59       MLC172      800332306  CURRAN P DAVID               92,000.00       1           928.66        91,972.17       80.0
59       MLC172      800332736  STEEN JAMES                  77,600.00       1           820.67        77,600.00       80.0
59       MLC172      800333411  DADDATO WILLIAM V           122,500.00       1         1,052.46       122,442.85       89.4
59       MLC172      800335325  OPPENHEIM ARTHUR            140,000.00       1         1,426.60       139,917.23       63.0
59       MLC172      800336653  SAYLOR DONALD F JR           88,000.00       1           692.30        87,791.67       80.0
59       MLC172      800339939  PIERRO JOHN A                61,875.00       8           600.97        61,875.00       75.0
59       MLC172      800340085  DAVIS ARLITHA M              69,955.00       1           633.38        69,955.00       85.0
59       MLC172      800341976  PEREZ JOSE                  140,250.00       1         1,322.40       140,250.00       85.0
59       MLC172      800343600  GRECO ANTHONY J SR           69,700.00       1           676.97        69,676.47       85.0
59       MLC172      800344780  HAIGOOD-ASHE WENDY V         40,680.00       4           320.03        40,656.60       90.0
59       MLC172      800347296  JALLAH PETRINA V             42,500.00       1           420.88        42,486.41       81.7
59       MLC172      800348641  CURRY JOSEPH R              139,000.00       1         1,207.00       138,936.85       42.7
59       MLC172      800354722  MCGARTY STEPHEN F           116,500.00       1         1,054.80       116,500.00       67.3
59       MLC172      800355653  GARDNER CINDEE D            236,000.00       1         1,962.93       235,880.82       67.4
59       MLC172      800355901  BOYER EDWARD T               25,000.00       1           245.19        24,991.79       35.2
59       MLC172      800359168  LOWERY MARILYN R             38,250.00       1           360.66        38,221.83       90.0
59       MLC172      800360489  ALLEN PATRICK R              97,200.00       1           799.64        97,149.61       90.0
59       MLC172      800360588  DELLISOLA LINDA             124,950.00       1         1,085.00       124,893.23       85.0
59       MLC172      800361263  MALONEY TIMOTHY R            40,290.00       1           383.69        40,290.00       85.0
59       MLC172      800363830  VELEZ RUBEN                  63,000.00       4           484.42        62,961.83       90.0



                                        Next        Current        Property
                                    Adjustment     Mortgage        Value at         Owner
Pool ID  Sale ID      Account           Date         Rate        Origination       Occupied
-------------------------------------------------------------------------------------------
59       MLC170      800418378        11/01/99       9.250        104,000.00         Y
59       MLC170      800421240        11/01/99      11.500        180,000.00         Y
59       MLC170      800422347        11/01/99       9.125        237,000.00         Y
59       MLC170      800425274        11/01/99      10.000         51,500.00         Y
59       MLC170      800427692        11/01/99      12.125         82,000.00         Y
59       MLC170      800427932        11/01/99      12.375        105,000.00         Y
59       MLC170      800428310        05/01/98      10.625        280,000.00         Y
59       MLC170      800428807        01/01/98      12.125        300,000.00         Y
59       MLC170      800429326        05/01/98       8.500         27,000.00         Y
59       MLC170      800430282        11/01/99      11.125         48,900.00         Y
59       MLC172      800200933        07/01/99      11.875         63,000.00         Y
59       MLC172      800220626        09/01/99      11.625        105,000.00         Y
59       MLC172      800242414        09/01/99      10.125        101,000.00         Y
59       MLC172      800254583        09/01/99       9.750        115,900.00         Y
59       MLC172      800273781        10/01/99      10.750        259,000.00         Y
59       MLC172      800274011        10/01/99      12.875        164,000.00         Y
59       MLC172      800278327        10/01/99      11.125         54,000.00         Y
59       MLC172      800283111        09/01/99      12.000         85,000.00         Y
59       MLC172      800284572        10/01/99      10.250         84,000.00         N
59       MLC172      800286916        10/01/99      13.500         70,000.00         Y
59       MLC172      800287435        10/01/99       9.500        164,000.00         Y
59       MLC172      800288193        04/01/98      12.125         47,000.00         Y
59       MLC172      800293292        10/01/99      12.000         69,900.00         Y
59       MLC172      800296659        10/01/99      11.875         20,000.00         Y
59       MLC172      800304644        10/01/99      10.500         48,900.00         Y
59       MLC172      800308512        11/01/99       9.750         71,000.00         Y
59       MLC172      800314692        11/01/99       9.625         30,000.00         Y
59       MLC172      800317133        09/01/99      11.375        185,900.00         Y
59       MLC172      800322760        10/01/99      12.500        145,000.00         Y
59       MLC172      800323164        11/01/99      10.375        522,823.00         Y
59       MLC172      800324220        10/01/99      13.625         49,900.00         Y
59       MLC172      800325334        10/01/99      13.625        120,000.00         Y
59       MLC172      800326688        11/01/99      10.125        168,000.00         Y
59       MLC172      800327058        11/01/99      10.875         27,500.00         Y
59       MLC172      800329815        10/01/99      10.875        230,000.00         Y
59       MLC172      800331365        11/01/99      12.000         65,000.00         Y
59       MLC172      800332223        11/01/99      10.250        102,000.00         Y
59       MLC172      800332306        10/01/99      11.750        115,000.00         Y
59       MLC172      800332736        11/01/99      12.375         97,000.00         Y
59       MLC172      800333411        11/01/99       9.750        137,000.00         Y
59       MLC172      800335325        04/01/98      11.875        222,000.00         Y
59       MLC172      800336653        10/01/99       8.750        110,000.00         Y
59       MLC172      800339939        11/01/99      11.250         82,500.00         Y
59       MLC172      800340085        11/01/99      10.375         82,300.00         Y
59       MLC172      800341976        11/01/99      10.875        165,000.00         Y
59       MLC172      800343600        10/01/99      11.250         82,000.00         Y
59       MLC172      800344780        04/01/98       8.750         45,200.00         Y
59       MLC172      800347296        10/01/99      11.500         52,000.00         Y
59       MLC172      800348641        10/01/99       9.875        325,000.00         Y
59       MLC172      800354722        05/01/98      10.375        173,000.00         Y
59       MLC172      800355653        11/01/99       9.375        350,000.00         Y
59       MLC172      800355901        10/01/99      11.375         71,000.00         Y
59       MLC172      800359168        10/01/99      10.875         42,500.00         Y
59       MLC172      800360489        11/01/99       9.250        108,000.00         Y
59       MLC172      800360588        11/01/99       9.875        147,000.00         Y
59       MLC172      800361263        11/01/99      11.000         47,400.00         Y
59       MLC172      800363830        05/01/98       8.500         70,000.00         Y


Alliance Funding                                  Sale Schedule B - Group 2, Sub-Pool IV                             Page 3 12/18/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97

                                                            Principal     Type of    Scheduled       Cut-off Date    Original
                                                           Balance at    Mortgaged    Payment         Principal        LTV
Pool ID  Sale ID      Account      Name                    Origination   Property    Int & Prin        Balance         Ratio
------------------------------------------------------------------------------------------------------------------------------
59       MLC172      800364721  BROWN JOAN                  123,300.00       3         1,221.03       123,260.59       90.0
59       MLC172      800364788  FEICHTINGER FRANZ J         396,000.00       1         3,622.37       395,842.63       90.0
59       MLC172      800364952  EVANS ALFUQUAN R             80,000.00       3           877.15        79,981.18       80.0
59       MLC172      800365660  PRICKLER ROBERT W            41,600.00       1           448.02        41,600.00       80.0
59       MLC172      800367419  ECCLES KEITH S              112,000.00       1           891.12       111,937.21       73.2
59       MLC172      800368334  ALSTON NINA                  72,250.00       1           778.11        72,232.02       85.0
59       MLC172      800370694  SEAY DARLENE B               67,900.00       1           540.24        67,861.94       70.0
59       MLC172      800373466  NEWLON GREIGG W             111,150.00       8           914.40       111,150.00       90.0
59       MLC172      800373847  PARLOW CHARLES P            130,000.00       1         1,312.23       129,960.69       80.0
59       MLC172      800376923  DILEONARDO FRANCESCO        178,500.00       1         1,784.71       178,444.51       85.0
59       MLC172      800379760  MASTROBERTI HOWARD A         75,000.00       4           742.72        74,951.83       75.0
59       MLC172      800380370  CORRIGAN ERIC M              48,750.00       2           405.48        48,675.38       65.0
59       MLC172      800381295  LEYDEN EDWARD M              54,400.00       7           589.54        54,343.13       85.0
59       MLC172      800381840  SEDGWICK WILLIAM C III       97,300.00       1           945.04        97,233.99       84.9
59       MLC172      800384810  ACUFF GREGORY M             170,000.00       8         1,602.92       169,937.71       85.0
59       MLC172      800385452  MAMANE ABDOU                128,900.00       3         1,119.30       128,900.00       85.9
59       MLC172      800385932  ROCHESTER VINCENT A         220,000.00       1         1,930.66       219,804.53       80.0
59       MLC172      800386864  BOYER BARRY R                95,000.00       1           798.81        94,953.27       81.8
59       MLC172      800387250  SPENCER MATTHEW              46,000.00       1           477.59        45,987.20       45.0
59       MLC172      800387797  ARNOLD ELMER W               89,100.00       1           773.70        89,100.00       90.0
59       MLC172      800387946  ALSTON BOBBY JOE             73,800.00       1           620.55        73,800.00       90.0
59       MLC172      800388241  KEEL WILLIAM H               43,440.00       6           517.86        43,440.00       80.0
59       MLC172      800389108  STEVENSON JAMES D            65,000.00       7           648.95        65,000.00       68.4
59       MLC172      800390460  BASS MISHA W.                52,200.00       7           521.15        52,200.00       90.0
59       MLC172      800394504  DANIEL ETHELBERT E          343,960.00       1         3,146.34       343,823.31       85.9
59       MLC172      800396608  HUGHES CARL A                40,500.00       1           366.69        40,483.47       90.0
59       MLC172      800399560  ALBERT KEVIN A               65,000.00       3           482.62        65,000.00       53.7
59       MLC172      800399990  MOORE SHAWN                  73,500.00       7           783.83        73,500.00       84.4
59       MLC172      800400616  MILLER ROBERT S             399,500.00       8         3,214.47       399,500.00       85.0
59       MLC172      800403818  MCCUSKER CHARLES             95,200.00       1           942.76        95,200.00       80.0
59       MLC172      800403834  TRABACCONE MARILYN M        240,000.00       8         2,150.64       240,000.00       80.0
59       MLC172      800404808  LENZ MICHAEL                274,850.00       4         1,992.85       274,660.85       85.8
59       MLC172      800404873  COOPER BARBARA D            128,000.00       1         1,267.57       128,000.00       80.0
59       MLC172      800417180  OGLETREE SALLIE M            57,600.00       1           521.51        57,600.00       80.0
                    ---------------------------------------------------             ----------------------------------------
                           148  Sale Total               17,207,834.00               158,669.59    17,201,870.11       81.1

60       CPI1            55251  PRZYBYLA ROBERT H            50,000.00       1           373.51        46,828.85       44.2
60       CPI1            58313  HANSEN MARVIN M              71,000.00       1           454.63        64,033.96       75.5
60       CPI1            59998  BERRY DAVID C                88,550.00       1           574.34        84,262.03       79.0
60       CPI1            60145  CLANCY MAUREEN              132,000.00       4           878.20       125,883.33       66.0
60       CPI1            60301  SLUKA GEORGINA              100,000.00       1           640.32        94,935.11       76.3
60       CPI1            60392  KRUPICKA MARLENE             45,000.00       1           295.62        42,868.26       37.5
60       CPI1            60400  FRANKEL RICHARD S           196,700.00       1         1,292.18       187,599.71       70.0
60       CPI1            60533  GEISLER LISA A               50,000.00       2           332.66        47,628.09       69.4
60       CPI1            60558  RHODES JOEL                  61,000.00       2           400.73        58,015.98       89.7
60       CPI1            60749  SCHNEEBERGER KARL R         139,900.00       1           919.05       133,427.22       79.4
60       CPI1            60806  RANGASWAMY KRISHNASWA       117,000.00       1         1,043.47         3,233.23       61.5
60       CPI1            71233  GOODWIN NATALIE             120,500.00       1           918.37       116,200.61       92.6
60       CPI1           500553  MILTON ROSEMARY             140,000.00       3         1,040.31       131,676.85       74.8
60       CPI1           501080  SACCO ANTHONY G              34,400.00       2           259.02        32,507.09       80.0
60       CPI1           501437  KNITTER WALTER W            104,000.00       1           783.75        98,360.20       80.0
60       CPI1           503490  CARGERMAN MARK              322,000.00       1         2,223.98       305,680.90       70.0
60       CPI1           503656  SHEN ROBERT B                68,000.00       1           452.41        64,549.62       41.7
60       CPI1           504225  CONWAY MARK K               152,000.00       1           998.54       144,289.58       80.0
60       CPI1           504662  FULTON C EDWARD             455,000.00       1         3,027.13       431,914.61       70.0
60       CPI1           504811  HILL ERIC S                 118,200.00       1           756.85       111,548.13       89.8
60       CPI1           504936  KALOUSDIAN RAFFI            220,000.00       2         1,426.92       209,347.45       80.0



                                     Next       Current         Property
                                 Adjustment     Mortgage        Value at         Owner
Pool ID  Sale ID      Account        Date         Rate        Origination       Occupied
----------------------------------------------------------------------------------------
59       MLC172      800364721     10/01/99      11.500        137,000.00         Y
59       MLC172      800364788     10/01/99      10.500        440,000.00         Y
59       MLC172      800364952     10/01/99      12.875        100,000.00         Y
59       MLC172      800365660     11/01/99      12.625         52,000.00         Y
59       MLC172      800367419     10/01/99       8.875        153,000.00         Y
59       MLC172      800368334     10/01/99      12.625         85,000.00         Y
59       MLC172      800370694     11/01/99       8.875         97,000.00         Y
59       MLC172      800373466     05/01/98       9.250        123,500.00         Y
59       MLC172      800373847     04/01/98      11.750        162,500.00         Y
59       MLC172      800376923     11/01/99      11.625        210,000.00         Y
59       MLC172      800379760     10/01/99      11.500        100,000.00         Y
59       MLC172      800380370     05/01/98       9.375         75,000.00         Y
59       MLC172      800381295     10/01/99      11.750         64,000.00         Y
59       MLC172      800381840     10/01/99      11.250        114,500.00         Y
59       MLC172      800384810     10/01/99      10.875        200,000.00         Y
59       MLC172      800385452     11/01/99       9.875        150,000.00         Y
59       MLC172      800385932     03/01/98      10.000        275,000.00         Y
59       MLC172      800386864     11/01/99       9.500        116,000.00         Y
59       MLC172      800387250     05/01/98      12.125        102,000.00         Y
59       MLC172      800387797     11/01/99       9.875         99,000.00         Y
59       MLC172      800387946     04/21/98       9.500         82,000.00         Y
59       MLC172      800388241     11/01/99      11.875         54,300.00         Y
59       MLC172      800389108     11/01/99      10.500         95,000.00         Y
59       MLC172      800390460     05/01/98      10.500         58,000.00         Y
59       MLC172      800394504     10/01/99      10.500        400,000.00         Y
59       MLC172      800396608     11/01/99      10.375         45,000.00         Y
59       MLC172      800399560     11/01/99       8.125        121,000.00         N
59       MLC172      800399990     11/01/99      11.500         87,000.00         Y
59       MLC172      800400616     05/01/98       9.000        470,000.00         Y
59       MLC172      800403818     11/01/99      11.500        119,000.00         Y
59       MLC172      800403834     05/01/98      10.250        300,000.00         Y
59       MLC172      800404808     05/01/98       7.875        320,000.00         Y
59       MLC172      800404873     11/01/99      11.500        160,000.00         Y
59       MLC172      800417180     11/01/99      10.375         72,000.00         Y
                    ------------                --------------------------
                           148                   10.539     21,569,915.00

60       CPI1            55251     10/01/98       8.375        113,000.00         Y
60       CPI1            58313     05/01/98       6.625         94,000.00         Y
60       CPI1            59998     10/01/98       6.750        112,000.00         Y
60       CPI1            60145     10/01/98       7.000        200,000.00         Y
60       CPI1            60301     09/01/98       6.625        131,000.00         Y
60       CPI1            60392     10/01/98       6.875        120,000.00         Y
60       CPI1            60400     11/01/98       6.875        281,000.00         Y
60       CPI1            60533     10/01/98       7.000         72,000.00         Y
60       CPI1            60558     09/01/98       6.875         68,000.00         Y
60       CPI1            60749     11/01/98       6.875        176,000.00         Y
60       CPI1            60806     11/01/98       6.875        190,000.00         Y
60       CPI1            71233     08/01/98       8.500        130,000.00         Y
60       CPI1           500553     09/01/98       8.250        187,000.00         Y
60       CPI1           501080     11/01/98       8.375         43,000.00         Y
60       CPI1           501437     11/01/98       8.375        130,000.00         Y
60       CPI1           503490     04/01/98       7.375        460,000.00         Y
60       CPI1           503656     06/01/98       7.000        163,000.00         N
60       CPI1           504225     07/01/98       6.875        190,000.00         Y
60       CPI1           504662     06/01/98       7.000        650,000.00         Y
60       CPI1           504811     06/01/98       6.625        131,500.00         Y
60       CPI1           504936     10/01/98       6.750        275,000.00         Y


Alliance Funding                                  Sale Schedule B - Group 2, Sub-Pool IV                             Page 4 12/18/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97

                                                            Principal     Type of    Scheduled       Cut-off Date    Original
                                                           Balance at    Mortgaged    Payment         Principal        LTV
Pool ID  Sale ID      Account      Name                    Origination   Property    Int & Prin        Balance        Ratio
-------------------------------------------------------------------------------------------------------------------------------
60       CPI1           504944  HUSSELBEE BRIAN JOULES      328,500.00       1         2,076.35       310,324.94       90.0
60       CPI1           505073  RUBIN ROBERT S              334,500.00       1         2,253.59       314,797.36       74.3
60       CPI1           505644  REEKS PATRICK J             147,000.00       1         1,002.80       140,018.43       78.6
60       CPI1           505693  YESKEY NAOMI                118,800.00       2           770.54       113,047.46       90.0
60       CPI1           505818  STAPLETON MARK T            240,000.00       1         1,596.73       227,305.27       80.0
60       CPI1           505933  MOHL JEFFREY                472,000.00       3         3,100.71       449,505.97       80.0
60       CPI1           506014  CAPRARA JAMES A             207,900.00       1         1,263.23       196,423.18       90.0
60       CPI1           506113  HAYES PATRICK W             217,000.00       1         1,425.54       205,822.22       79.7
60       CPI1           506170  COHEN ALLEN R               150,000.00       1           985.40       138,475.29       68.1
60       CPI1           506196  FULTON C EDWARD             220,500.00       2         1,448.53       210,054.92       70.0
60       CPI1           506204  FULTON C EDWARD             240,300.00       1         1,578.60       228,879.48       68.6
60       CPI1           506212  FULTON C EDWARD             280,000.00       1         1,839.41       266,735.99       70.0
60       CPI1           506667  YOUSHAEI KOUROSH T          131,000.00       1           860.58       124,794.42       74.8
60       CPI1           506972  RANGEL JOSE A               103,500.00       3           671.30        98,371.28       90.0
60       CPI1           507004  TIMMERS KATHLEEN M           60,000.00       2           394.16        57,157.65       80.0
60       CPI1           507061  WOLIN HOWARD E              336,000.00       1         2,207.29       320,083.35       80.0
60       CPI1           507079  DOLAN BURTIS J III          308,000.00       1         1,997.69       293,086.40       80.0
60       CPI1           507228  FRANKLIN PAUL J             125,600.00       1           804.24       119,238.58       80.0
60       CPI1           507368  FRANKEL PAUL                390,000.00       1         2,529.54       368,899.54       69.6
60       CPI1           507434  AUGUST HOWARD S             100,000.00       1           648.60        95,157.96       75.4
60       CPI1           507442  NAATZ CHRISTOPHE C          133,950.00       1           846.66       126,802.95       89.8
60       CPI1           507491  MILLER SCOTT C              122,000.00       1           781.18       116,102.59       75.3
60       CPI1           507616  MIPANA JESUS G               62,400.00       1           552.19        48,562.68       80.0
60       CPI1           508069  KUJAWA GARY                  95,200.00       1           617.47        90,661.98       80.0
60       CPI1           508580  FOROWYCZ ROMAN              203,150.00       1         1,300.80       193,000.20       78.1
60       SB581       161524442  LINDON TROY A               131,700.00       1         1,131.51       131,576.60       84.9
60       SB581       161535869  WRIGHT GREGORY S            103,500.00       1           946.76       103,417.38       90.0
60       SB581       161537493  CAMPBELL ELI H              185,200.00       1         1,591.15       185,113.60       74.9
60       SB581       161544895  SCHARLACH MICHAEL D          42,000.00       1           407.93        41,985.82       70.0
60       SB581       161546510  MALLORY YOLANDA              63,200.00       1           668.38        63,183.37       80.0
60       SB581       161546536  JACKSON ALVIN               162,900.00       4         1,354.92       162,817.74       90.0
60       SB581       161548961  GARRETT ROBERT               98,000.00       1           832.99        97,953.05       81.6
60       SB581       161549357  SWEET BRADLEY               114,300.00       1         1,013.64       114,250.77       90.0
60       SB581       161551429  BARKER PHILLIP LLOYD         71,200.00       1           678.05        71,174.62       80.0
60       SB581       161553094  FLETCHER BURTON C           242,200.00       1         2,238.16       242,200.00       84.9
60       SB581       161553193  BURNS ROBERT P              135,000.00       4         1,272.90       135,000.00       90.0
60       SB581       161553797  HASH JOHN                    36,000.00       1           391.21        35,991.29       80.0
60       SB581       161554779  LICK STEVE                  132,750.00       1         1,189.57       132,694.34       90.0
60       SB581       161554944  BAKER GEORGE B               20,900.00       1           212.97        20,893.85       59.7
60       SB581       161555800  CZARNECKI WILLIAM A         164,000.00       1         1,766.23       164,000.00       80.0
60       SB581       161556485  LILEY SHERRY G               57,600.00       1           526.89        57,600.00       90.0
60       SB581       161557087  GIROD ANDRE R               120,000.00       1         1,362.71       120,000.00       80.0
60       SB581       161557095  COOK TYRONE M               170,000.00       1         1,476.20       169,922.77       85.0
60       SB581       161557418  LEWIN MAURY                  86,000.00       1           699.72        86,000.00       65.1
60       SB581       161559208  CURRY RICHARD A             107,100.00       1           900.55       107,047.33       90.0
60       SB581       161559372  SOMMER DONNA SUE             50,000.00       1           438.79        49,977.88       64.1
60       SB581       161560610  SORDI VICTOR E               70,000.00       1           633.78        69,971.43       89.7
60       SB581       161560867  WIEGERT JAMES               178,700.00       1         1,551.74       178,618.81       79.9
60       SB581       161561543  BENITEZ ARMANDO             148,500.00       3         1,344.53       148,500.00       90.0
60       SB581       161562806  CARTER ANGELYN POWELL        41,200.00       1           361.56        41,200.00       74.9
60       SB581       161563531  ROSS ROBERT                  58,000.00       1           508.99        58,000.00       68.2
60       SB581       161563622  HUFF TRUDY                   67,500.00       1           579.93        67,500.00       75.0
60       SB581       161564448  GLADNEY JEFFREY D            48,800.00       1           530.31        48,800.00       80.0
60       SB581       161565536  RIPULLO KATHLEEN A           45,000.00       1           370.20        44,976.67       44.5
60       SB581       161565551  HULIT KENNETH J             147,600.00       1         1,241.10       147,527.40       80.0
60       SB581       161566732  MARCUS BRUCE T              658,000.00       1         5,713.74       657,701.05       70.0
60       SB581       161566963  MEADER YVONNE                62,200.00       1           574.79        62,175.94       74.9



                                     Next        Current        Property
                                  Adjustment     Mortgage        Value at         Owner
Pool ID  Sale ID      Account        Date         Rate        Origination       Occupied
-----------------------------------------------------------------------------------------
60       CPI1           504944      07/01/98       6.500        365,000.00         Y
60       CPI1           505073      09/01/98       7.125        450,000.00         Y
60       CPI1           505644      07/01/98       7.250        187,000.00         Y
60       CPI1           505693      10/01/98       6.750        132,000.00         Y
60       CPI1           505818      08/01/98       7.000        300,000.00         Y
60       CPI1           505933      10/01/98       6.875        590,000.00         Y
60       CPI1           506014      09/01/98       6.125        231,000.00         Y
60       CPI1           506113      08/01/98       6.875        272,000.00         Y
60       CPI1           506170      10/01/98       6.875        220,000.00         Y
60       CPI1           506196      10/01/98       6.875        315,000.00         N
60       CPI1           506204      10/01/98       6.875        350,000.00         N
60       CPI1           506212      10/01/98       6.875        400,000.00         N
60       CPI1           506667      10/01/98       6.875        175,000.00         Y
60       CPI1           506972      10/01/98       6.750        115,000.00         Y
60       CPI1           507004      10/01/98       6.875         75,000.00         Y
60       CPI1           507061      10/01/98       6.875        420,000.00         Y
60       CPI1           507079      10/01/98       6.750        385,000.00         Y
60       CPI1           507228      10/01/98       6.625        157,000.00         Y
60       CPI1           507368      11/01/98       6.750        560,000.00         Y
60       CPI1           507434      10/01/98       6.750        132,500.00         Y
60       CPI1           507442      11/01/98       6.500        149,000.00         Y
60       CPI1           507491      11/01/98       6.625        162,000.00         Y
60       CPI1           507616      10/01/98       6.750         78,000.00         Y
60       CPI1           508069      11/01/98       6.750        119,000.00         Y
60       CPI1           508580      11/01/98       6.625        260,000.00         Y
60       SB581       161524442      09/01/99       9.750        155,000.00         Y
60       SB581       161535869      10/01/99      10.500        115,000.00         Y
60       SB581       161537493      10/01/99       9.750        247,000.00         Y
60       SB581       161544895      10/01/99      11.250         60,000.00         Y
60       SB581       161546510      04/01/98      12.375         79,000.00         Y
60       SB581       161546536      10/01/99       9.375        181,000.00         Y
60       SB581       161548961      10/01/99       9.625        120,000.00         Y
60       SB581       161549357      04/01/98      10.125        127,000.00         Y
60       SB581       161551429      04/01/98      11.000         89,000.00         Y
60       SB581       161553094      11/01/99      10.625        285,000.00         Y
60       SB581       161553193      11/01/99      10.875        150,000.00         Y
60       SB581       161553797      11/01/99      12.750         45,000.00         Y
60       SB581       161554779      04/01/98      10.250        147,500.00         Y
60       SB581       161554944      10/01/99      11.875         35,000.00         Y
60       SB581       161555800      11/01/99      12.625        205,000.00         Y
60       SB581       161556485      11/01/99      10.500         64,000.00         Y
60       SB581       161557087      11/01/99      13.375        150,000.00         Y
60       SB581       161557095      10/01/99       9.875        200,000.00         Y
60       SB581       161557418      11/01/99       9.125        132,000.00         Y
60       SB581       161559208      05/01/98       9.500        119,000.00         Y
60       SB581       161559372      05/01/98      10.000         78,000.00         Y
60       SB581       161560610      10/01/99      10.375         78,000.00         Y
60       SB581       161560867      11/01/99       9.875        223,400.00         Y
60       SB581       161561543      11/01/99      10.375        165,000.00         Y
60       SB581       161562806      05/01/98      10.000         55,000.00         Y
60       SB581       161563531      11/01/99      10.000         85,000.00         Y
60       SB581       161563622      11/01/99       9.750         90,000.00         Y
60       SB581       161564448      11/01/99      12.750         61,000.00         Y
60       SB581       161565536      05/01/98       9.250        101,000.00         Y
60       SB581       161565551      10/01/99       9.500        184,500.00         Y
60       SB581       161566732      04/01/98       9.875        940,000.00         Y
60       SB581       161566963      10/01/99      10.625         83,000.00         Y


Alliance Funding                                  Sale Schedule B - Group 2, Sub-Pool IV                             Page 5 12/18/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97

                                                            Principal     Type of    Scheduled       Cut-off Date    Original
                                                           Balance at    Mortgaged    Payment         Principal        LTV
Pool ID  Sale ID      Account      Name                    Origination   Property    Int & Prin        Balance        Ratio
--------------------------------------------------------------------------------------------------------------------------------
60       SB581       161568811  MILLER LESLIE L             147,500.00       1         1,335.48       147,500.00       88.0
60       SB581       161568845  BOWEN JOHN R                 68,000.00       1           547.14        68,000.00       80.0
60       SB581       161570254  SALEH HALIMEH               118,400.00       1           952.67       118,270.17       80.0
60       SB581       161570304  GLENN DONALD E              780,000.00       1         6,558.66       780,000.00       65.0
60       SB581       161571807  VELA JOSE LUIS JR            95,200.00       3         1,006.80        95,200.00       80.0
60       SB581       161571815  MAJOR WILLIAM J              97,700.00       1           857.39        97,656.78       84.9
60       SB581       161572938  KING PAUL C JR               66,000.00       1           622.31        66,000.00       86.5
60       SB581       161573308  ONA RENE                    165,000.00       1         1,540.24       165,000.00       75.0
60       SB581       161573738  VAN BUREN PHILIP V          243,000.00       1         2,132.50       243,000.00       89.3
60       SB581       161573811  ESTEP CHRISTOPHE             54,000.00       1           488.92        54,000.00       90.0
60       SB581       161574702  WINSTON DERRICK             130,500.00       1         1,181.56       130,500.00       90.0
60       SB581       161574744  HENDERSON TROY H             48,400.00       5           507.18        48,400.00       55.0
60       SB581       161574876  NOVECK MARTIN I             220,000.00       1         2,262.95       219,937.05       64.9
60       SB581       161575022  SEARS KIMBERLY A             51,300.00       1           464.47        51,300.00       90.0
60       SB581       161575121  SWEEZY JOHN FRANK            60,000.00       1           472.02        60,000.00       60.0
60       SB581       161575147  PARSON WILLIAM R             94,300.00       1           906.96        94,300.00       84.9
60       SB581       161577036  WHITTED ANNIE P              56,800.00       1           617.24        56,786.26       80.0
60       SB581       161577226  PONIKIEWSKI KRIS J          175,000.00       1         1,584.46       175,000.00       70.0
60       SB581       161578562  MCCULLOUGH GEORGE            81,000.00       1           622.82        81,000.00       90.0
60       SB581       161578752  URBAN KENNETH L              67,900.00       1           737.86        67,883.58       79.9
60       SB581       161579305  WISNIEWSKI MARK D           117,000.00       1           983.80       117,000.00       90.0
60       SB581       161579958  BRIDGES ELIZABETH            57,600.00       1           598.03        57,600.00       80.0
60       SB581       161580733  RUFF PATRICIA ANN           166,500.00       4         1,507.50       166,500.00       90.0
60       SB581       161581285  BREWBAKER MARLENE D         195,500.00       1         1,880.28       195,432.17       85.0
60       SB581       161585435  KASSIM MUSAED                24,000.00       3           215.07        24,000.00       80.0
60       SB581       161587944  GROSE MICHEAL J             124,000.00       1         1,347.50       123,970.00       80.0
60       SB583       161555339  BELL CALVIN                  57,200.00       1           621.59        57,200.00       80.0
60       SB583       161559786  CHRISTMAS DELORES            56,000.00       1           608.55        56,000.00       80.0
60       SB583       161559869  BRADLEY CARL JR             295,300.00       1         2,812.21       295,300.00       84.9
60       SB583       161565312  LOCKETT CAROLYN              58,000.00       1           541.42        58,000.00       79.4
60       SB583       161575659  HERAMB RONALD J              85,000.00       1           785.48        85,000.00       85.0
60       SB583       161578489  CARROLL PETER J             131,200.00       1         1,362.18       131,200.00       80.0
60       SB583       161578877  BRYAN DAVID                  47,200.00       1           512.92        47,200.00       80.0
60       SB583       161579982  WOLFE FLOYD T                48,000.00       1           521.61        48,000.00       71.1
60       SB583       161580790  KIMBROUGH CAROL A            71,200.00       3           651.29        71,200.00       74.9
60       SB583       161581368  MCFARLAND KIMBERLY D         43,200.00       1           469.45        43,200.00       80.0
60       SB583       161584560  LEE EDWARD                   50,100.00       3           394.14        50,100.00       84.9
60       SB583       161584727  MEADOWS FREDRICK D           36,800.00       1           399.90        36,800.00       76.6
60       SB583       161587043  STEVENSON REGINALD           64,800.00       1           704.18        64,800.00       80.0
60       SB583       161588173  BARRETT PATRICK E            75,200.00       1           817.19        75,200.00       80.0
60       SB583       161589338  MAYS LESLIE                  99,400.00       1         1,012.89        99,400.00       84.9
60       SB583       161589437  TRENT BENNETT G JR           76,000.00       2           659.95        76,000.00       79.1
60       SB583       161590955  BORDON DOROTHY A            140,000.00       1         1,386.41       140,000.00       70.0
60       SB583       161591391  ENGLAND BRIAN K              54,400.00       1           585.87        54,400.00       80.0
60       SB583       161591573  KILGORE JONAH                80,500.00       1           640.49        80,500.00       84.7
60       SB583       161591649  HARDRICK PATRICIA           112,000.00       1         1,217.10       112,000.00       80.0
60       SB583       161591995  SEYDEL GREGG P              100,000.00       1         1,067.26       100,000.00       80.0
60       SB583       161594759  EICHHORST BRUCE             200,000.00       1         2,310.51       200,000.00       80.0
60       SB583       161596028  CARLI KATHLEEN A            127,200.00       1         1,320.65       127,200.00       80.0
60       SB583       161602263  SANDOVAL GUILLERMO          146,400.00       4         1,125.69       146,400.00       80.0
60       SB583       161604533  RODISH GERALD               100,800.00       1         1,174.43       100,800.00       80.0
60       SBC582      800195075  NAVENTA JAIME               120,000.00       3         1,030.99       119,715.47       85.7
60       SBC582      800223166  EMMER BRUCE                 192,500.00       3         1,980.08       192,161.14       70.0
60       SBC582      800243545  KLEIN ALEXANDRIA            266,000.00       4         2,433.21       265,680.09       76.0
60       SBC582      800259459  BRAZAK LAURA J               28,000.00       1           261.37        27,889.80       80.0
60       SBC582      800261604  SPRANKLE JEFFREY LYNN        55,880.00       7           674.68        55,787.42       80.9
60       SBC582      800272379  JIMINEZ MARIA               116,450.00       1         1,197.82       116,383.03       81.1


                                     Next        Current        Property
                                  Adjustment     Mortgage        Value at         Owner
Pool ID  Sale ID      Account        Date         Rate        Origination       Occupied
-----------------------------------------------------------------------------------------
60       SB581       161568811      11/01/99      10.375        167,500.00         Y
60       SB581       161568845      05/01/98       9.000         85,000.00         Y
60       SB581       161570254      04/01/98       9.000        148,000.00         Y
60       SB581       161570304      06/01/98       9.500      1,200,000.00         Y
60       SB581       161571807      05/01/98      12.375        119,000.00         Y
60       SB581       161571815      11/01/99      10.000        115,000.00         Y
60       SB581       161572938      11/01/99      10.875         76,300.00         Y
60       SB581       161573308      05/01/98      10.750        220,000.00         Y
60       SB581       161573738      11/01/99      10.000        272,000.00         Y
60       SB581       161573811      11/01/99      10.375         60,000.00         Y
60       SB581       161574702      11/01/99      10.375        145,000.00         Y
60       SB581       161574744      11/01/99      12.250         88,000.00         N
60       SB581       161574876      11/01/99      12.000        338,500.00         Y
60       SB581       161575022      11/01/99      10.375         57,000.00         Y
60       SB581       161575121      05/01/98       8.750        100,000.00         Y
60       SB581       161575147      11/01/99      11.125        111,000.00         Y
60       SB581       161577036      11/01/99      12.750         71,000.00         Y
60       SB581       161577226      11/01/99      10.375        250,000.00         Y
60       SB581       161578562      05/01/98       8.500         90,000.00         Y
60       SB581       161578752      11/01/99      12.750         84,900.00         Y
60       SB581       161579305      05/01/98       9.500        130,000.00         Y
60       SB581       161579958      11/01/99      12.125         72,000.00         Y
60       SB581       161580733      11/01/99      10.375        185,000.00         Y
60       SB581       161581285      11/01/99      11.125        230,000.00         Y
60       SB581       161585435      11/01/99      10.250         30,000.00         Y
60       SB581       161587944      11/01/99      12.750        155,000.00         Y
60       SB583       161555339      11/01/99      12.750         71,500.00         Y
60       SB583       161559786      12/01/99      12.750         70,000.00         Y
60       SB583       161559869      12/01/99      11.000        347,500.00         Y
60       SB583       161565312      12/01/99      10.750         73,000.00         Y
60       SB583       161575659      11/01/99      10.625        100,000.00         Y
60       SB583       161578489      12/01/99      12.125        164,000.00         Y
60       SB583       161578877      11/01/99      12.750         59,000.00         Y
60       SB583       161579982      12/01/99      12.750         67,500.00         Y
60       SB583       161580790      11/01/99      10.500         95,000.00         N
60       SB583       161581368      12/01/99      12.750         54,000.00         Y
60       SB583       161584560      11/01/99       8.750         59,000.00         Y
60       SB583       161584727      11/01/99      12.750         48,000.00         Y
60       SB583       161587043      11/01/99      12.750         81,000.00         Y
60       SB583       161588173      12/01/99      12.750         94,000.00         Y
60       SB583       161589338      12/01/99      11.875        117,000.00         Y
60       SB583       161589437      06/01/98       9.875         96,000.00         Y
60       SB583       161590955      12/01/99      11.500        200,000.00         Y
60       SB583       161591391      12/01/99      12.625         68,000.00         Y
60       SB583       161591573      06/01/98       8.875         95,000.00         Y
60       SB583       161591649      12/01/99      12.750        140,000.00         Y
60       SB583       161591995      12/01/99      12.500        125,000.00         Y
60       SB583       161594759      12/01/99      13.625        250,000.00         Y
60       SB583       161596028      12/01/99      12.125        159,000.00         Y
60       SB583       161602263      06/01/98       8.500        183,000.00         N
60       SB583       161604533      12/01/99      13.750        126,000.00         Y
60       SBC582      800195075      06/01/99       9.750        140,000.00         Y
60       SBC582      800223166      05/01/99      12.000        275,000.00         Y
60       SBC582      800243545      08/01/99      10.500        350,000.00         N
60       SBC582      800259459      09/01/99      10.750         35,000.00         Y
60       SBC582      800261604      09/01/99      13.500         69,000.00         Y
60       SBC582      800272379      09/01/99      12.000        143,500.00         Y


Alliance Funding                                  Sale Schedule B - Group 2, Sub-Pool IV                             Page 6 12/18/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97

                                                            Principal     Type of    Scheduled       Cut-off Date    Original
                                                           Balance at    Mortgaged    Payment         Principal        LTV
Pool ID  Sale ID      Account      Name                    Origination   Property    Int & Prin        Balance        Ratio
-------------------------------------------------------------------------------------------------------------------------------
60       SBC582      800283905  BARTHWAITE EARL             139,500.00       3         1,198.53       139,369.32       90.0
60       SBC582      800298994  BANFUL ISAAC                238,000.00       3         2,402.39       238,000.00       85.0
60       SBC582      800314676  HARRY JAMES E                40,500.00       1           362.92        40,483.02       90.0
60       SBC582      800316572  HOLLOWELL PAUL DAVID        304,000.00       1         3,068.60       304,000.00       80.0
60       SBC582      800323255  AVALONE JAMES W              49,600.00       1           539.00        49,600.00       80.0
60       SBC582      800323636  MOON CASS                    69,300.00       3           659.96        69,300.00       90.0
60       SBC582      800330722  LEVINE IRA                  263,500.00       1         2,410.34       263,395.29       85.0
60       SBC582      800330797  SOUSA PAULO                 124,000.00       4         1,371.69       124,000.00       80.0
60       SBC582      800331480  MUMAW MARK J                 26,350.00       1           250.94        26,350.00       85.0
60       SBC582      800334070  PAGLIA EDMUND L JR          234,000.00       1         2,010.42       233,780.76       90.0
60       SBC582      800338402  GOLDENBERG BORIS            200,000.00       4         1,848.20       200,000.00       80.0
60       SBC582      800340952  SARKI ADNAN                 228,600.00       1         2,177.01       228,436.23       90.0
60       SBC582      800342115  VLACICH MARINO              220,500.00       3         1,975.90       220,500.00       90.0
60       SBC582      800349292  THOMAS ELOISE                66,500.00       1           696.85        66,500.00       70.0
60       SBC582      800349342  RHETT ROBERT R              223,550.00       1         1,941.19       223,448.44       85.0
60       SBC582      800352841  JOSEPH MARIE JOCELYNE       136,000.00       1         1,385.84       136,000.00       81.4
60       SBC582      800354011  HARCHAR ROBERT D             76,700.00       1           788.95        76,700.00       65.0
60       SBC582      800354060  GARCIA ARACELY              205,200.00       1         1,800.78       205,200.00       90.0
60       SBC582      800357857  CUERVO DENNIS               144,000.00       1         1,250.42       143,934.58       80.0
60       SBC582      800365645  ORTEGA MERCEDES             103,950.00       8           902.65       103,950.00       90.0
60       SBC582      800367757  TAYLOR TODD                 112,000.00       1         1,249.90       111,949.93       80.0
60       SBC582      800370256  LOFTUS MARY ANN              59,900.00       1           476.59        59,900.00       80.9
60       SBC582      800370652  SHAH MOHAMMAD               157,500.00       3         1,440.71       157,500.00       90.0
60       SBC582      800370736  TERRY CORLYS                115,000.00       3         1,149.82       115,000.00       66.0
60       SBC582      800371767  PYDANA ROBERT               182,750.00       3         1,470.45       182,750.00       85.0
60       SBC582      800374753  TURNER FRED G                64,000.00       1           573.50        64,000.00       80.0
60       SBC582      800376915  DAILEY JANICE                24,500.00       1           199.34        24,500.00       70.0
60       SBC582      800382871  INGO SAMUEL A JR             98,100.00       1           851.85        98,100.00       90.0
60       SBC582      800383226  GRANT RICHARD A              86,400.00       1           905.38        86,376.62       80.0
60       SBC582      800386211  WILSON MARY ANN              36,000.00       1           419.44        35,993.06       80.0
60       SBC582      800389090  ZAMORA SERGIO                92,174.00       1           783.47        92,129.84       85.0
60       SBC582      800391534  NARVESEN ERIC               244,000.00       3         2,486.36       243,928.27       80.0
60       SBC582      800392037  FERRER ALEXANDRA            232,200.00       3         1,910.25       232,079.62       90.0
60       SBC582      800392656  UNDERWOOD EDDIE W            34,000.00       7           342.31        34,000.00       52.3
60       SBC582      800397176  WEBB DALE L                  34,000.00       1           317.38        34,000.00       85.0
60       SBC582      800400509  ALLEN G VINCE               172,800.00       8         1,390.39       172,705.61       90.0
60       SBC582      800401515  OGREN STEVEN L              188,000.00       1         1,790.37       188,000.00       80.0
60       SBC582      800403370  DESHIELDS STEVEN A          197,550.00       1         1,825.55       197,550.00       90.0
60       SBC582      800406613  IFEANYI ISRAEL              249,900.00       1         1,965.96       249,756.23       79.3
60       SBC582      800407199  LEIGH DAWN ROBIN             23,375.00       1           224.82        23,366.89       83.4
60       SBC582      800408114  GUASTELLA SALVATORE          57,000.00       1           569.91        56,982.28       45.6
60       SBC582      800412272  WHITE KEITH M JR            295,500.00       1         2,786.24       295,500.00       72.9
60       SBC582      800412322  GIANNINI MICHAEL             51,000.00       1           442.86        51,000.00       85.0
60       SBC582      800413015  HURD CHARLES S              125,280.00       1         1,111.01       125,280.00       90.0
60       SBC582      800417669  BARFIELD-PAG JESSIE         140,400.00       1         1,232.11       140,400.00       90.0
60       SBC582      800417867  WILLIAMS THOMAS K JR        390,000.00       1         3,787.92       390,000.00       35.4
60       SBC582      800420200  CIGLER GARY                  48,000.00       1           521.61        48,000.00       80.0
60       SBC582      800423964  CURRAN PATRICK C            223,200.00       1         1,755.91       223,200.00       90.0
60       SBC582      800426975  MOHAMED MAGDY                82,400.00       1           670.43        82,356.15       80.0
60       SBC582      800428096  SPILLER DAVID J              80,000.00       1           650.91        79,957.42       80.0
60       SBC582      800429383  LOGUE PATRICK J             360,000.00       1         3,530.76       360,000.00       80.0
60       SBC582      800429482  MALLOY JOHN D               129,000.00       7         1,276.02       129,000.00       84.8
60       SBC582      800430969  OPSAHL JAMES ALAN           300,000.00       8         2,549.97       300,000.00       72.2
60       SBC582      800431348  BUSKIRK RICHARD A            64,000.00       1           695.48        63,984.52       80.0
60       SBC582      800433237  CAREY PATRICIA L            208,000.00       8         1,654.95       207,883.38       80.0
60       SBC582      800433294  DUBOIS TIENA L              134,300.00       8         1,368.52       134,300.00       85.0
60       SBC582      800435505  THOMAS NANCY LORETTA         71,200.00       1           605.19        71,200.00       80.0



                                    Next        Current        Property
                                 Adjustment     Mortgage        Value at         Owner
Pool ID  Sale ID      Account       Date         Rate        Origination       Occupied
----------------------------------------------------------------------------------------
60       SBC582      800283905     09/01/99       9.750        155,000.00         Y
60       SBC582      800298994     11/01/99      11.750        280,000.00         Y
60       SBC582      800314676     11/01/99      10.250         45,000.00         Y
60       SBC582      800316572     12/01/99      11.750        380,000.00         Y
60       SBC582      800323255     11/01/99      12.750         62,000.00         Y
60       SBC582      800323636     11/01/99      11.000         77,000.00         Y
60       SBC582      800330722     10/01/99      10.500        310,000.00         Y
60       SBC582      800330797     11/01/99      13.000        155,000.00         Y
60       SBC582      800331480     11/01/99      11.000         31,000.00         Y
60       SBC582      800334070     09/01/99       9.750        260,000.00         Y
60       SBC582      800338402     11/01/99      10.625        250,000.00         Y
60       SBC582      800340952     04/01/98      11.000        254,000.00         Y
60       SBC582      800342115     11/01/99      10.250        245,000.00         Y
60       SBC582      800349292     11/01/99      12.250         95,000.00         Y
60       SBC582      800349342     04/01/98       9.875        263,000.00         Y
60       SBC582      800352841     11/01/99      11.875        167,000.00         Y
60       SBC582      800354011     11/01/99      12.000        118,000.00         Y
60       SBC582      800354060     11/01/99      10.000        228,000.00         Y
60       SBC582      800357857     10/01/99       9.875        180,000.00         Y
60       SBC582      800365645     12/01/99       9.875        115,500.00         Y
60       SBC582      800367757     10/01/99      13.125        140,000.00         Y
60       SBC582      800370256     11/01/99       8.875         74,000.00         Y
60       SBC582      800370652     11/01/99      10.500        175,000.00         Y
60       SBC582      800370736     11/01/99      11.625        174,000.00         Y
60       SBC582      800371767     05/01/98       9.000        215,000.00         Y
60       SBC582      800374753     12/01/99      10.250         80,000.00         Y
60       SBC582      800376915     12/01/99       9.125         35,000.00         N
60       SBC582      800382871     12/01/99       9.875        109,000.00         Y
60       SBC582      800383226     10/01/99      12.250        108,000.00         Y
60       SBC582      800386211     10/01/99      13.750         45,000.00         Y
60       SBC582      800389090     11/01/99       9.625        108,440.00         Y
60       SBC582      800391534     10/01/99      11.875        305,000.00         Y
60       SBC582      800392037     04/01/98       9.250        258,000.00         Y
60       SBC582      800392656     12/01/99      10.625         65,000.00         Y
60       SBC582      800397176     11/01/99      10.750         40,000.00         Y
60       SBC582      800400509     04/01/98       9.000        192,000.00         Y
60       SBC582      800401515     05/01/98      11.000        235,000.00         Y
60       SBC582      800403370     11/01/99      10.625        219,500.00         Y
60       SBC582      800406613     11/01/99       8.750        315,000.00         Y
60       SBC582      800407199     11/01/99      11.125         28,000.00         Y
60       SBC582      800408114     05/01/98      11.625        125,000.00         Y
60       SBC582      800412272     11/01/99      10.875        405,000.00         Y
60       SBC582      800412322     11/01/99       9.875         60,000.00         Y
60       SBC582      800413015     11/01/99      10.125        139,200.00         Y
60       SBC582      800417669     11/01/99      10.000        156,000.00         Y
60       SBC582      800417867     05/01/98      11.250      1,100,000.00         Y
60       SBC582      800420200     11/01/99      12.750         60,000.00         Y
60       SBC582      800423964     05/01/98       8.750        248,000.00         Y
60       SBC582      800426975     05/01/98       9.125        103,000.00         Y
60       SBC582      800428096     11/01/99       9.125        100,000.00         Y
60       SBC582      800429383     05/01/98      11.375        450,000.00         Y
60       SBC582      800429482     11/01/99      11.125        152,000.00         Y
60       SBC582      800430969     11/01/99       9.625        415,000.00         Y
60       SBC582      800431348     11/01/99      12.750         80,000.00         Y
60       SBC582      800433237     05/01/98       8.875        260,000.00         Y
60       SBC582      800433294     11/01/99      11.875        158,000.00         Y
60       SBC582      800435505     11/01/99       9.625         89,000.00         Y


Alliance Funding                                  Sale Schedule B - Group 2, Sub-Pool IV                             Page 7 12/18/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97

                                                            Principal     Type of    Scheduled       Cut-off Date    Original
                                                           Balance at    Mortgaged    Payment         Principal        LTV
Pool ID  Sale ID      Account      Name                    Origination   Property    Int & Prin        Balance        Ratio
--------------------------------------------------------------------------------------------------------------------------------
60       SBC582      800439309  CAMPBELL NIGEL              153,000.00       8         1,244.86       152,918.58       85.0
60       SBC582      800443426  FLEISHMAN MARC C            146,575.00       8         1,354.50       146,575.00       85.2
60       SBC582      800448623  FEDERICO HECTOR C           280,000.00       1         2,152.96       280,000.00       84.8
60       SBC584      800178485  ARTHUR FLOYD                573,750.00       1         4,768.79       571,269.27       85.0
60       SBC584      800319774  MCGLONE JOSEPH M             54,300.00       1           600.67        54,300.00       63.8
60       SBC584      800321879  KIRK COURTLANDT B           181,050.00       1         1,690.07       180,981.84       85.0
60       SBC584      800322711  LARWA FRANCIS P             143,225.00       1         1,432.02       143,135.51       85.0
60       SBC584      800328361  SINISCALCO ANTHONY V J      331,000.00       1         3,089.82       331,000.00       85.9
60       SBC584      800335119  RYAN JAN ELIZABETH          148,000.00       8         1,111.87       147,810.61       80.0
60       SBC584      800337230  DELMAZIO PHILLIP S          259,000.00       1         2,345.00       258,894.27       70.0
60       SBC584      800348419  LEMLER LAWRENCE              75,200.00       1           564.96        75,103.75       80.0
60       SBC584      800355752  TOMMASO FRANK               188,000.00       1         1,951.90       188,000.00       80.0
60       SBC584      800358640  HOEL JOHN                   176,400.00       1         1,499.38       176,315.49       90.0
60       SBC584      800359457  SELTZER IRWIN               306,000.00       1         3,147.56       305,913.00       85.0
60       SBC584      800360745  MAXWELL ANDREW H            101,250.00       1           935.65       101,250.00       90.0
60       SBC584      800367153  BARTON JOHN E                96,000.00       1           807.22        96,000.00       80.0
60       SBC584      800371841  JEFFERS DOUGLASS A          158,000.00       8         1,200.91       157,901.80       71.8
60       SBC584      800373946  DELP DAVID                   79,050.00       1           767.79        79,023.30       85.0
60       SBC584      800374969  HASSELBACH DOUGLAS L        111,900.00       5         1,044.57       111,900.00       89.9
60       SBC584      800383531  PALAZZETTI SERGIO           715,000.00       1         6,407.12       715,000.00       62.1
60       SBC584      800386336  LYTLE LESTER SCOTT          127,800.00       1         1,086.29       127,800.00       90.0
60       SBC584      800388399  MILLER ERIC T               481,500.00       1         3,787.96       481,222.98       90.0
60       SBC584      800393845  DELEO RICHARD JR            111,800.00       1         1,247.67       111,800.00       65.0
60       SBC584      800395154  CATELL MICHAEL A             87,125.00       1           887.80        87,125.00       85.0
60       SBC584      800398497  BECK ROBERT H               110,000.00       1           945.07       110,000.00       55.0
60       SBC584      800400053  NEELY GREGORY               399,000.00       1         4,452.76       399,000.00       80.9
60       SBC584      800401945  BARRIOS JOSEPH P            130,900.00       1         1,160.86       130,900.00       85.2
60       SBC584      800406498  SMITH WAYNE L               237,600.00       1         2,107.10       237,600.00       78.6
60       SBC584      800406522  WILLIAMS NICOLA C           156,000.00       1         1,441.60       155,939.65       65.0
60       SBC584      800407934  GUY LEZLEE ANN              123,920.00       8         1,030.70       123,920.00       80.0
60       SBC584      800408320  GETKIN JIMMY W              153,000.00       1         1,314.51       153,000.00       90.0
60       SBC584      800410029  SOTO EDILBERTO               24,650.00       8           216.32        24,650.00       85.0
60       SBC584      800410722  BERARDINO MICHAEL J         117,000.00       1         1,181.01       116,964.62       80.6
60       SBC584      800415432  TAYLOR DOUGLAS S            143,000.00       8         1,241.74       143,000.00       77.9
60       SBC584      800416869  ONEILL SEAN                 172,000.00       4         1,430.61       172,000.00       84.7
60       SBC584      800419103  CHOLULA IGNACIO             136,000.00       5         1,193.50       136,000.00       85.0
60       SBC584      800419533  ROSSER EMMA JEAN             58,500.00       1           652.85        58,500.00       65.0
60       SBC584      800419798  CONNORS ROBERT R SR         150,000.00       1         1,456.89       149,949.36       88.0
60       SBC584      800419913  KREMPASKY JOSEPH S          102,400.00       1           870.39       102,400.00       80.0
60       SBC584      800420168  GREEN JERRY K                52,500.00       7           648.09        52,458.94       75.0
60       SBC584      800422917  VERONIKIS PENELOPE          102,000.00       1           971.37       102,000.00       80.0
60       SBC584      800426744  ANTHONY PETER B             105,166.00       1           952.18       105,166.00       84.5
60       SBC584      800433559  RICCI BRANDON J             233,750.00       1         2,204.01       233,750.00       85.0
60       SBC584      800435208  WALKENHAUER BRENT D          67,500.00       7           700.81        67,500.00       75.0
60       SBC584      800435216  STYLES ANN                  101,600.00       1         1,104.08       101,600.00       80.0
60       SBC584      800438046  ROMANO ANDREW A             110,400.00       8           938.39       110,400.00       80.0
60       SBC584      800441834  CAIRNS JOHN O                28,000.00       1           253.51        28,000.00       89.7
60       SBC584      800441958  NORMAN ROBERT L              37,500.00       3           325.63        37,500.00       75.0
60       SBC584      800446825  REZEK MARKETA CH             35,000.00       2           297.50        35,000.00       53.8
60       SBC584      800447682  AKBARZADEH MAHMOUD MEHDRA   106,250.00       8           912.85       106,250.00       85.0
60       SBC584      800449209  QUADE CRISTY                 50,150.00       1           482.33        50,150.00       85.0
60       SBC584      800452427  LOPRESTI ALISHA              91,200.00       1           733.82        91,200.00       80.0
60       SBC585      800207284  BEHMER TIMOTHY L             99,600.00       1         1,062.99        99,522.73       80.0
60       SBC585      800258204  BAE PAN CHUL                259,250.00       1         2,666.68       259,025.23       85.0
60       SBC585      800276511  ALEKNA ROBERT M             157,500.00       1         1,559.71       157,338.96       75.0
60       SBC585      800283640  POWELL ROY R JR             142,000.00       1         1,392.69       142,000.00       53.5
60       SBC585      800333312  AGUIRRE JOHNNY H            111,350.00       8           936.29       111,295.23       85.0



                                    Next        Current        Property
                                 Adjustment     Mortgage        Value at         Owner
Pool ID  Sale ID      Account       Date         Rate        Origination       Occupied
----------------------------------------------------------------------------------------
60       SBC582      800439309     11/01/99       9.125        180,000.00         Y
60       SBC582      800443426     11/01/99      10.625        172,000.00         Y
60       SBC582      800448623     05/01/98       8.500        330,000.00         Y
60       SBC584      800178485     05/01/98       9.375        675,000.00         Y
60       SBC584      800319774     11/01/99      13.000         85,000.00         Y
60       SBC584      800321879     10/01/99      10.750        213,000.00         Y
60       SBC584      800322711     09/01/99      11.625        168,500.00         Y
60       SBC584      800328361     05/01/98      10.750        385,000.00         Y
60       SBC584      800335119     09/01/99       8.250        185,000.00         Y
60       SBC584      800337230     10/01/99      10.375        370,000.00         N
60       SBC584      800348419     03/01/98       8.250         94,000.00         Y
60       SBC584      800355752     05/01/98      12.125        235,000.00         Y
60       SBC584      800358640     10/01/99       9.625        196,000.00         Y
60       SBC584      800359457     10/01/99      12.000        360,000.00         Y
60       SBC584      800360745     11/01/99      10.625        112,500.00         Y
60       SBC584      800367153     11/01/99       9.500        120,000.00         Y
60       SBC584      800371841     10/01/99       8.375        220,000.00         Y
60       SBC584      800373946     04/01/98      11.250         93,000.00         Y
60       SBC584      800374969     12/01/99      10.750        124,400.00         Y
60       SBC584      800383531     11/01/99      10.250      1,150,000.00         Y
60       SBC584      800386336     11/01/99       9.625        142,000.00         Y
60       SBC584      800388399     05/01/98       8.750        535,000.00         Y
60       SBC584      800393845     11/01/99      13.125        172,000.00         Y
60       SBC584      800395154     11/01/99      11.875        102,500.00         Y
60       SBC584      800398497     11/01/99       9.750        200,000.00         N
60       SBC584      800400053     11/01/99      13.125        493,000.00         Y
60       SBC584      800401945     11/01/99      10.125        153,500.00         Y
60       SBC584      800406498     11/01/99      10.125        302,000.00         Y
60       SBC584      800406522     11/01/99      10.625        240,000.00         Y
60       SBC584      800407934     11/01/99       9.375        154,900.00         Y
60       SBC584      800408320     11/01/99       9.750        170,000.00         Y
60       SBC584      800410029     06/01/98      10.000         29,000.00         Y
60       SBC584      800410722     11/01/99      11.750        145,000.00         Y
60       SBC584      800415432     12/01/99       9.875        183,500.00         Y
60       SBC584      800416869     12/01/99       9.375        203,000.00         Y
60       SBC584      800419103     06/01/98      10.000        160,000.00         Y
60       SBC584      800419533     12/01/99      13.125         90,000.00         Y
60       SBC584      800419798     10/01/99      11.250        170,300.00         Y
60       SBC584      800419913     11/01/99       9.625        128,000.00         Y
60       SBC584      800420168     11/01/99      13.875         70,000.00         Y
60       SBC584      800422917     06/01/98      11.000        127,500.00         Y
60       SBC584      800426744     12/01/99      10.375        124,425.00         Y
60       SBC584      800433559     12/01/99      10.875        275,000.00         Y
60       SBC584      800435208     12/01/99      12.125         90,000.00         Y
60       SBC584      800435216     12/01/99      12.750        127,000.00         Y
60       SBC584      800438046     11/01/99       9.625        137,995.00         Y
60       SBC584      800441834     11/07/99      10.375         31,202.00         Y
60       SBC584      800441958     12/01/99       9.875         50,000.00         N
60       SBC584      800446825     12/01/99       9.625         65,000.00         N
60       SBC584      800447682     06/01/98       9.750        125,000.00         Y
60       SBC584      800449209     12/01/99      11.125         59,000.00         Y
60       SBC584      800452427     12/01/99       9.000        114,000.00         Y
60       SBC585      800207284     08/01/99      12.500        124,500.00         Y
60       SBC585      800258204     08/01/99      12.000        305,000.00         Y
60       SBC585      800276511     02/01/98      11.500        210,000.00         Y
60       SBC585      800283640     11/01/99      11.375        265,000.00         Y
60       SBC585      800333312     04/01/98       9.500        131,000.00         Y


Alliance Funding                                  Sale Schedule B - Group 2, Sub-Pool IV                             Page 8 12/18/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97

                                                            Principal     Type of    Scheduled       Cut-off Date    Original
                                                           Balance at    Mortgaged    Payment         Principal        LTV
Pool ID  Sale ID      Account      Name                    Origination   Property    Int & Prin        Balance        Ratio
-------------------------------------------------------------------------------------------------------------------------------
60       SBC585      800345910  LIPPERT DONALD F             66,725.00       7           740.53        66,658.67       85.0
60       SBC585      800347437  MAGDITS JOHN A               93,600.00       1           971.80        93,600.00       80.0
60       SBC585      800350340  VO MY NGA THI               199,750.00       8         1,864.63       199,674.80       85.0
60       SBC585      800351728  GODO JULIAN                 144,540.00       3         1,431.37       144,237.50       90.0
60       SBC585      800364259  BERTRAM JAMES A              40,495.00       1           428.26        40,495.00       80.9
60       SBC585      800366205  ANDERSEN JEFFREY            118,400.00       7         1,286.64       118,371.36       80.0
60       SBC585      800380610  BAILEY LENA                 156,000.00       3         1,664.92       155,960.08       80.0
60       SBC585      800381378  BEEDLE JACK H               166,600.00       1         1,462.03       166,600.00       85.0
60       SBC585      800386369  ANDERSON BILLIE DEE         148,500.00       8         1,262.23       148,500.00       90.0
60       SBC585      800391823  SANCHEZ REGINA L             59,900.00       2           465.90        59,829.01       74.9
60       SBC585      800396707  ROGERS KENNETH V             98,100.00       1           943.51        98,065.96       90.0
60       SBC585      800411597  SANTUCCI MARK               168,000.00       1         1,825.64       168,000.00       80.0
60       SBC585      800416695  REID SIDNEY                 246,600.00       3         2,371.75       246,514.44       90.0
60       SBC585      800419517  MAJOR CLYDE D                74,400.00       1           808.50        74,400.00       80.0
60       SBC585      800420895  COSTELLO MARY LOUISE        281,250.00       4         2,494.19       281,250.00       90.0
60       SBC585      800425548  RAIBURG YAKOV               198,000.00       1         1,701.13       197,810.62       84.9
60       SBC585      800430936  KOTKO ALEXANDER              60,000.00       8           461.35        60,000.00       54.5
60       SBC585      800443293  MELCHER WILLIAM J           136,800.00       1         1,125.42       136,800.00       90.0
60       SBC585      800448052  GHAFFARI SHAMCI              97,500.00       2           864.65        97,458.01       75.0
60       SBC585      800457483  SUHS DEBRA                   78,500.00       1           769.90        78,500.00       79.2
60       SBC585      800462517  RAIRDEN ANN MARIE            24,000.00       2           201.80        24,000.00       80.0
60       SBC591      800221780  GINSBERG BARRETT A          272,000.00       1         2,719.56       271,656.81       80.0
60       SBC591      800307589  MOHMOUD TERESITA L          216,000.00       1         2,057.02       215,874.40       90.0
60       SBC591      800326142  POTTS JOANNE S               84,000.00       1           784.12        83,967.50       89.8
60       SBC591      800327983  ZELTNER KENT L              476,000.00       1         4,221.28       476,000.00       85.0
60       SBC591      800333619  SACCA JOSEPH J               87,600.00       1           951.94        87,600.00       80.0
60       SBC591      800334880  GIBSON JOHANNA              135,000.00       3         1,546.31       135,000.00       74.5
60       SBC591      800355208  PEREZ BERNARDINO            136,700.00       3         1,224.97       136,700.00       84.9
60       SBC591      800363913  COLEMAN JAMES P              77,850.00       1           668.85        77,850.00       90.0
60       SBC591      800366478  KOLLER JAMES                 49,500.00       1           438.98        49,500.00       90.0
60       SBC591      800379679  DEFOSSE THOMAS L III         96,000.00       1           815.99        96,000.00       80.0
60       SBC591      800382111  SILVA WILSON A              148,500.00       4         1,386.22       148,500.00       90.0
60       SBC591      800397739  BERNADINE PATRICK           196,200.00       3         1,649.75       196,200.00       90.0
60       SBC591      800408221  MAGEE TIMOTHY J              38,200.00       1           445.07        38,200.00       77.9
60       SBC591      800409872  SERRA DEMETRIO R            103,500.00       3           937.10       103,500.00       90.0
60       SBC591      800410078  CALHOUN ARTHUR W            191,250.00       1         1,660.72       191,250.00       85.0
60       SBC591      800410110  BRYSON JOSEPH J              49,500.00       1           443.57        49,500.00       90.0
60       SBC591      800415663  KING ALAN B                 149,400.00       1         1,479.49       149,400.00       90.0
60       SBC591      800419780  GREENBERG S MITCHELL        333,000.00       1         3,202.73       333,000.00       90.0
60       SBC591      800422792  SENATORE LAWRENCE            51,850.00       1           528.35        51,850.00       85.0
60       SBC591      800434847  SCARANTINO DEBORAH           40,000.00       4           407.60        40,000.00       59.7
60       SBC591      800436677  MURDOCK RANDALL K           133,500.00       4         1,221.18       133,500.00       75.0
60       SBC591      800443335  PHILLIPS CLARICE            234,000.00       3         2,250.57       234,000.00       90.0
60       SBC591      800445520  SZUMINSKY HOWARD J JR        21,675.00       3           208.47        21,675.00       85.0
60       SBC591      800453573  SAINI MOHAN                  72,800.00       4           546.92        72,800.00       80.0
60       SBC591      800469397  SETTLES BILLY GENE           88,000.00       1           930.66        88,000.00       80.0
60       SBC591      800483414  JEFFERS JOSEPH MIKE          93,500.00       8           864.03        93,500.00       85.0
60       SBC591      800485922  BARKER JACK E               174,250.00       1         1,529.17       174,250.00       79.2
60       SBC591      800486334  HILL TREVOR D                87,700.00       7           785.88        87,700.00       88.5
60       SUPER ARM   800237919  LORENC KAREN A               64,000.00       1           597.43        63,975.90       54.2
60       SUPER ARM   800252884  INDIVIGLIO PATRICIA A       229,500.00       1         2,338.61       229,432.48       85.0
60       SUPER ARM   800317505  CAMPBELL HYACINTH           238,000.00       3         2,154.87       238,000.00       85.0
60       SUPER ARM   800320673  REJMANIAK ROBERT H          151,300.00       1         1,600.10       151,260.19       85.0
60       SUPER ARM   800347536  VANDUNK RICHARD B            25,000.00       1           249.96        25,000.00       26.8
60       SUPER ARM   800353823  MCLAURIN JOSEPH              81,000.00       1           681.09        81,000.00       90.0
60       SUPER ARM   800360976  DOLAN MATTHEW J             110,500.00       1         1,021.13       110,500.00       85.0
60       SUPER ARM   800381501  BEATON CECIL                152,000.00       3         1,563.49       152,000.00       80.0



                                     Next        Current        Property
                                  Adjustment     Mortgage        Value at         Owner
Pool ID  Sale ID      Account        Date         Rate        Origination       Occupied
-----------------------------------------------------------------------------------------
60       SBC585      800345910      10/01/99      12.125         78,500.00         Y
60       SBC585      800347437      05/01/98      12.125        117,000.00         Y
60       SBC585      800350340      10/01/99      10.750        235,000.00         Y
60       SBC585      800351728      05/01/99      11.500        160,600.00         Y
60       SBC585      800364259      11/01/99      12.375         50,000.00         Y
60       SBC585      800366205      10/01/99      12.750        148,000.00         Y
60       SBC585      800380610      10/01/99      12.500        195,000.00         Y
60       SBC585      800381378      05/01/98      10.000        196,000.00         Y
60       SBC585      800386369      11/01/99       9.625        165,000.00         Y
60       SBC585      800391823      10/01/99       8.625         79,900.00         Y
60       SBC585      800396707      10/01/99      11.125        109,000.00         Y
60       SBC585      800411597      11/01/99      12.750        210,000.00         Y
60       SBC585      800416695      11/01/99      11.125        274,000.00         Y
60       SBC585      800419517      12/01/99      12.750         93,000.00         Y
60       SBC585      800420895      11/01/99      10.125        312,500.00         Y
60       SBC585      800425548      09/01/99       9.750        233,000.00         Y
60       SBC585      800430936      11/01/99       8.500        110,000.00         Y
60       SBC585      800443293      12/01/99       9.250        152,000.00         Y
60       SBC585      800448052      11/01/99      10.125        130,000.00         Y
60       SBC585      800457483      12/01/99      11.375         99,000.00         Y
60       SBC585      800462517      06/01/98       9.500         30,000.00         Y
60       SBC591      800221780      07/01/99      11.625        340,000.00         Y
60       SBC591      800307589      09/01/99      11.000        240,000.00         Y
60       SBC591      800326142      09/01/99      10.750         93,500.00         Y
60       SBC591      800327983      12/01/99      10.125        560,000.00         Y
60       SBC591      800333619      12/01/99      12.750        109,500.00         Y
60       SBC591      800334880      12/01/99      13.500        181,000.00         Y
60       SBC591      800355208      06/01/98      10.250        160,900.00         Y
60       SBC591      800363913      12/01/99       9.750         86,500.00         Y
60       SBC591      800366478      11/01/99      10.125         55,000.00         Y
60       SBC591      800379679      11/01/99       9.625        120,000.00         Y
60       SBC591      800382111      11/01/99      10.750        165,000.00         Y
60       SBC591      800397739      06/01/98       9.500        218,000.00         Y
60       SBC591      800408221      11/01/99      13.750         49,000.00         Y
60       SBC591      800409872      12/01/99      10.375        115,000.00         Y
60       SBC591      800410078      11/01/99       9.875        225,000.00         Y
60       SBC591      800410110      05/01/98      10.250         55,000.00         Y
60       SBC591      800415663      12/01/99      11.500        166,000.00         Y
60       SBC591      800419780      12/01/99      11.125        370,000.00         Y
60       SBC591      800422792      11/01/99      11.875         61,000.00         Y
60       SBC591      800434847      12/01/99      11.875         67,000.00         N
60       SBC591      800436677      06/01/98      10.500        178,000.00         Y
60       SBC591      800443335      11/01/99      11.125        260,000.00         Y
60       SBC591      800445520      12/01/99      11.125         25,500.00         Y
60       SBC591      800453573      06/01/98       8.250         91,000.00         N
60       SBC591      800469397      12/01/99      12.375        110,000.00         Y
60       SBC591      800483414      12/01/99      10.625        110,000.00         Y
60       SBC591      800485922      06/01/98      10.000        220,000.00         Y
60       SBC591      800486334      12/01/99      10.250         99,000.00         Y
60       SUPER ARM   800237919      10/01/99      10.750        118,000.00         Y
60       SUPER ARM   800252884      10/01/99      11.875        270,000.00         Y
60       SUPER ARM   800317505      05/01/98      10.375        280,000.00         Y
60       SUPER ARM   800320673      10/01/99      12.375        178,000.00         Y
60       SUPER ARM   800347536      05/01/98      11.625         93,000.00         Y
60       SUPER ARM   800353823      05/01/98       9.500         90,000.00         Y
60       SUPER ARM   800360976      12/01/99      10.625        130,000.00         Y
60       SUPER ARM   800381501      05/01/98      12.000        190,000.00         Y


Alliance Funding                                  Sale Schedule B - Group 2, Sub-Pool IV                             Page 9 12/18/97
A division of Superior Bank FSB                   1997-4 Class 2 - Initial Pool of Adjustable Rate Mortgages  -  Settlement 12/22/97

                                                              Principal     Type of    Scheduled       Cut-off Date    Original
                                                             Balance at    Mortgaged    Payment         Principal        LTV
Pool ID  Sale ID      Account      Name                      Origination   Property    Int & Prin        Balance        Ratio
--------------------------------------------------------------------------------------------------------------------------------
60       SUPER ARM   800390825  POWER THOMAS R                412,000.00       1         3,653.71       412,000.00       56.9
60       SUPER ARM   800396830  DAVIES KIMON RONALD            76,000.00       1           659.94        75,965.48       80.0
60       SUPER ARM   800416232  DESIR JOHNATHAN               141,750.00       1         1,243.96       141,750.00       75.0
60       SUPER ARM   800422149  FAUX ROBERT RAYMOND            68,600.00       1           539.68        68,600.00       70.0
60       SUPER ARM   800431181  HOOVLER MARK A                242,250.00       1         1,862.69       242,250.00       85.0
60       SUPER ARM   800433013  DAVID BERNARD                 123,000.00       4         1,102.20       123,000.00       82.0
60       SUPER ARM   800443236  WILSON BRADLEY P              349,900.00       1         3,332.18       349,900.00       73.5
60       SUPER ARM   800450611  PFENDLER HARRY A JR           214,600.00       1         1,593.40       214,600.00       80.9
60       SUPER ARM   800465858  BRUNGER SHERRI LYNN            88,000.00       3           829.74        88,000.00       80.0
60       SUPER ARM   800466021  CUOMO LOUIS                   153,000.00       1         1,342.68       153,000.00       90.0
60       SUPER ARM   800468209  NEILSON JANA E                 58,650.00       1           531.02        58,650.00       85.0
60       SUPER ARM   800468589  WIMPEY LINDA A                 43,937.00       2           373.46        43,915.95       80.0
60       SUPER ARM   800476871  WILLIAMS ED                    90,000.00       1           668.25        90,000.00       80.3
                     ----------------------------------------------------              ---------------------------------------
                           319  Sale Total                 45,425,842.00               399,354.98    44,890,923.31       79.8

                           467  Grand Total Sub-Pool IV    62,633,676.00               558,024.57    62,092,793.42      115.3



                                     Next        Current        Property
                                  Adjustment     Mortgage        Value at         Owner
Pool ID  Sale ID      Account        Date         Rate        Origination       Occupied
-----------------------------------------------------------------------------------------
60       SUPER ARM   800390825      06/01/98      10.125        723,000.00         Y
60       SUPER ARM   800396830      11/01/99       9.875         95,000.00         Y
60       SUPER ARM   800416232      11/01/99      10.000        189,000.00         Y
60       SUPER ARM   800422149      11/01/99       8.750         98,000.00         N
60       SUPER ARM   800431181      11/01/99       8.500        285,000.00         Y
60       SUPER ARM   800433013      11/01/99      10.250        150,000.00         Y
60       SUPER ARM   800443236      12/01/99      11.000        475,500.00         Y
60       SUPER ARM   800450611      12/01/99       8.125        265,000.00         Y
60       SUPER ARM   800465858      12/01/99      10.875        110,000.00         Y
60       SUPER ARM   800466021      12/01/99      10.000        170,000.00         Y
60       SUPER ARM   800468209      12/01/99      10.375         69,000.00         Y
60       SUPER ARM   800468589      12/01/99       9.625         54,921.00         Y
60       SUPER ARM   800476871      12/01/99       8.125        112,000.00         Y
                     ----------                   -------------------------
                           319                     9.999     58,139,783.00

                           467                    14.444     79,709,698.00

                                    EXHIBIT I

                        REQUEST FOR RELEASE OF DOCUMENTS

                                                             _____________, 19__

To:      [Trustee]

         [Custodian]

               Re: Pooling and Servicing Agreement, dated as of December 1, 1997 (the "Pooling and Servicing Agreement"), among Superior Bank FSB, as Depositor, Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee relating to AFC Mortgage Loan Asset Backed Certificates, Series 1997-4

     In connection with the administration of the pool of Mortgage Loans held by you as Trustee or by the Custodian as your agent for the benefit of Certificateholders pursuant to the Pooling and Servicing Agreement, we request the release, and acknowledge receipt, of the (Trustee's Mortgage File/[specify document]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one)

____ 1.  Mortgage Loan Paid in Full

               (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Principal and Interest Account with respect to each Group and remitted to the Trustee for deposit into the related Certificate Account pursuant to the Pooling and Servicing Agreement.)

____ 2.  Mortgage Loan Liquidated

               (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Principal and Interest Account and remitted to the Trustee for deposit into the related Certificate Account pursuant to the Pooling and Servicing Agreement.)

____ 3.  Mortgage Loan in Foreclosure

____ 4. Mortgage Loan repurchased pursuant to Section 11.01 of the Pooling and Servicing Agreement.

_____5. Mortgage Loan repurchased or substituted pursuant to Article II or III of the Pooling and Servicing Agreement (Servicer hereby certifies that the repurchase price or Substitution Adjustment has been credited to the related Principal and Interest Account and remitted to the Trustee for deposit into the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____ 6.  Other (explain) _________________________________

         __________________________________________________________

     If box l or 2 above is checked, and if all or part of the Trustee's Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

     If box 3, 4, 5 or 6 above is checked, upon our return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                         ___________________________
                                         By:________________________
                                         Name:______________________
                                         Title:_____________________

Documents returned to Trustee or Custodian:

_______________________
         [Trustee][Custodian]

By:________________
Date:______________

                                    EXHIBIT J

                               TRANSFER AFFIDAVIT

STATE OF          )
                  ) ss.:
COUNTY OF         )

     The undersigned, being first duly sworn, deposes and says as follows:

     1. The undersigned is an officer of ________, the proposed transferee (the "Transferee") of a Percentage Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1997 (the "Agreement"), among Superior Bank FSB, as depositor (the "Depositor"), Superior Bank FSB, as servicer (the "Servicer"), and LaSalle National Bank, as trustee (the "Trustee"). Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring its Percentage Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

     3. The Transferee has been advised of, and understands that (i) a tax will be imposed on transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

     4. The Transferee has been advised of, and understands that, a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

     5. The Transferee has reviewed the provisions of Section 4.02 of the Agreement (incorporated herein by reference) and understands the legal consequences of the acquisition of a Percentage Interest in the Certificate including, without limitation, the restrictions on subsequent transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 4.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

     6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to transfer its Percentage Interest in the Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer its Percentage Interest or cause any Percentage Interest to be transferred to any Person that the Transferee knows is not a Permitted Transferee or if any purpose of such proposed transfer is to impede the assessment or collection of tax. In connection with any such transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate (a "Transfer Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the transfer is to be made is not a Permitted Transferee.

     7. The Transferee's taxpayer identification number is ______________.

     8. No purpose of the Transferee relating to its purchase of a Percentage Interest in the Certificate by the Transferee is or will be to impede the assessment or collection of any tax.

     9. The Transferee has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as the Certificate remains outstanding.

     10. The Transferee has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding. In this regard, the Transferee hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Transferee intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

     11. No purpose of the Transferee relating to any sale of any Percentage Interest in the Certificate by the Transferee will be to impede the assessment or collection of tax.

     12. The Transferee is not a Non-United States Person.

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this day ____of ____________, 19__.

                                      [NAME OF TRANSFEREE]

                                      By:____________________
                                      Name:__________________
                                      Title:_________________

[Corporate Seal]

ATTEST:

___________________________
[Officer of Transferee]

STATE OF   )
           ) ss.:
COUNTY OF  )

     Personally appeared before me the above-named _______________, known or proved to me to be the same person who executed the foregoing instrument and to be the __________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this ____ day of _____________, 19__.

                         NOTARY PUBLIC

                         My Commission expires the______day of___________, 19__

                                   EXHIBIT J-1

                          FORM OF TRANSFER CERTIFICATE

                                                                __________, 19__

[Trustee]

Attention: Corporate Trust

                    Re:  AFC Mortgage Loan Asset Backed Certificates, Series
                         1997-4

Dear Sirs:

     This letter is delivered to you in connection with the transfer by ______________ (the "Transferor") to ______________ (the "Transferee") of __%
Percentage Interest in the AFC Mortgage Loan Asset Backed Certificates, Series 1997-4, Class R (the "Certificate"), pursuant to Section 4.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1997, among Superior Bank FSB, as depositor, Superior Bank FSB, as servicer, and LaSalle National Bank, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to, and covenants with, the Trustee that:

     1. No purpose of the Transferor relating to the transfer of the Certificate by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

     2. The Transferor understands that the Transferee has delivered to the Trustee a Transfer Affidavit in the form attached to the Pooling and Servicing Agreement as Exhibit J. The Transferor does not know or believe that any representation contained therein is false.

     3. The Transferor has at the time of the transfer conducted a reasonable investigation of the financial condition of the Transferee as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they become due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Certificates may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

     4. The Transferor has no actual knowledge that the proposed Transferee is not a Permitted Transferee or a Non-United States Person.

                                           Very truly yours,

                                           ________________________
                                           (Transferor)

                                           By:_____________________
                                           Name:___________________
                                           Title:__________________

                                    EXHIBIT K

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, __________________________, of ____________________ (the "Depositor"), do hereby constitute and appoint LaSalle National Bank, as the true and lawful attorney, for the Depositor and in its name, place and stead, to record the assignments of mortgage with respect to the Mortgage Loans transferred to LaSalle National Bank, as trustee (the "Trustee"), under that Pooling and Servicing Agreement dated as of December 1, 1997 by and among the Depositor, the Trustee and Superior Bank FSB, as servicer, and to do and perform all other things and acts relating to such assignments of mortgage as may be necessary to effectuate the transfer of such Mortgage Loans to the Trustee, including the execution and delivery of new assignments of mortgage where necessary to comply with applicable real estate recording laws at the time of recordation.

     This power of attorney is irrevocable and is coupled with an interest in the Mortgage Loans, and it may at all times be relied upon by any person, firm or corporation dealing with the attorney named herein as remaining in full force and effect, and such person, firm or corporation shall have no liability to the Depositor with respect thereto.

     WITNESS the following signature this ___ day of __________, 199_.

                                        ____________________________

                                        By:_________________________
                                        Name:_______________________
                                        Title:______________________

STATE OF ________________
COUNTY OF ______________, to wit:

     I, ___________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that ______________________, who acknowledged himself to be the _______________ of _____________________, a ______________
corporation, personally appeared before me in the jurisdiction aforesaid and that he as such __________________ executed the foregoing instrument on behalf of said corporation for the purposes therein contained.

     Witness my hand and official seal to this ____ day of ___________, 199_.

                                                  _______________________ (SEAL)
                                                  Notary Public

My Commission Expires:

                                    EXHIBIT L

                               CUSTODIAL AGREEMENT

                          Dated ________________, 199_

     ______________________________, a ____________________, as Trustee (the
"Trustee") and _________________________________, a
______________________________ ("_________________"), agree as follows:

     WHEREAS, concurrently herewith, the Trustee, Superior Bank FSB (the "Depositor") and Superior Bank FSB (the "Servicer") are entering into a Pooling and Servicing Agreement, dated as of December 1, 1997, relating to AFC Mortgage Loan Asset Backed Certificates, Series 1997-4 (the "Pooling Agreement", the terms defined therein being used herein with the same meaning) pursuant to which the Depositor shall transfer, assign, set-over and otherwise convey to the Trustee, without recourse, all of the Depositor's right, title and interest in and to the mortgage loans consisting of Group 1 and Group 2 identified in Exhibits H-1 and H-2 to the Pooling Agreement (the "Mortgage Loans"), other than as to the Depositor's Yield; and

     WHEREAS, in connection with such transfer and assignment and pursuant to the Pooling Agreement, the Trustee shall hold, directly or pursuant to a custodial agreement, the Trustee's Mortgage Files;

     WITNESSETH THAT, in consideration of the premises and of the mutual agreements herein contained, _________________ and the Trustee agree as follows:

     1. Appointment as Custodian; Acknowledgment of Receipt. Subject to the terms and conditions herein, the Trustee hereby appoints ________________, and ______________ hereby accepts such appointment, as its Custodian to maintain custody of the Trustee's Mortgage Files. __________________ hereby acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans referred to in Section 2.04, except for the items referred to in Section 2.04(f), of the Pooling Agreement. The Trustee shall be liable for all of _______________________ fees under this Agreement.

     2. Maintenance of Office. __________________ agrees to maintain each Trustee's Mortgage File identified in Section 2.04 of the Pooling Agreement, which is incorporated herein by reference, at the office of ___________________ located at _______________________________________________ or at such other office of _________________ in ____________________ as ________________ shall designate from time to time after giving the Trustee 30 days' prior written notice.

     3. Duties of Custodian. As Custodian, _____________ shall have and perform the following powers and duties:

          (a) Safekeeping. To segregate the Trustee's Mortgage Files from all other mortgages and mortgage notes and similar records in its possession, to identify the Trustee's Mortgage Files as being held and to hold the Trustee's Mortgage Files for and on behalf of the Trustee for the benefit of all present and future Certificateholders, to maintain accurate records pertaining to each Mortgage Note and Mortgage in the Trustee's Mortgage Files as will enable the Trustee to comply with the terms and conditions of the Pooling Agreement, to maintain at all times a current inventory thereof and to conduct periodic physical inspections of the Trustee's Mortgage Files held by it under this Agreement in such a manner as shall enable the Trustee and _________________ to verify the accuracy of such record-keeping, inventory and physical possession. _________________ will promptly report to the Trustee any failure on its part to hold the Trustee's Mortgage Files as herein provided and promptly take appropriate action to remedy any such failure.

          (b) Release of Documents. To release any Mortgage Note and Mortgage in the Trustee's Mortgage Files as provided in the Pooling Agreement.

          (c) Administration; Reports. In general, to attend to all non-discretionary details in connection with maintaining custody of the Trustee's Mortgage Files on behalf of the Trustee. In addition, ________________ shall assist the Trustee generally in the preparation of reports to Certificateholders or to regulatory bodies to the extent necessitated by ________________ custody of the Trustee's Mortgage Files.

     4. Access to Records. __________________ shall permit the Trustee or its duly authorized depositors, attorneys or auditors and those persons permitted access pursuant to Section 5.13 of the Pooling Agreement to inspect the Trustee's Mortgage Files and the books and records maintained by __________________ pursuant hereto at such times as they may reasonably request, subject only to compliance with the terms of the Pooling Agreement.

     5. Instructions; Authority to Act. ______________ shall be deemed to have received proper instructions with respect to the Trustee's Mortgage Files upon its receipt of written instructions signed by a Responsible Officer of the Trustee. A certified copy of a resolution of the Board of Directors of the Trustee may be accepted by _______________ as conclusive evidence of the authority of any such officer to act and may be considered as in full force and effect until receipt of written notice to the contrary by ______________ from the Trustee. Such instructions may be general or specific in terms.

     6. Indemnification by __________________. _________________ agrees to indemnify the Trustee for any and all liabilities, obligations, losses, damages, payments, costs or expenses, including attorneys fees, of any kind whatsoever which may be imposed on, incurred by or asserted against the Trustee as the result of any act or omission in any way relating to the maintenance and custody by ___________________ of the Trustee's Mortgage Files; provided, however, that ___________________ shall not be liable for any portion of any such amount resulting from the gross negligence or wilful misconduct of the Trustee.

     7. Advice of Counsel. __________________ and the Trustee further agree that ____________________ shall be entitled to rely and act upon the advice of counsel with respect to its performance hereunder as Custodian and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable Federal or State law. This paragraph shall not negate _______________ obligations under paragraph 6 above.

     8. Effective Period, Termination and Amendment, and Interpretive and Additional Provisions. This Agreement shall become effective as of the date hereof and shall continue in full force and effect until terminated as hereinafter provided, and may be amended at any time by mutual agreement of the parties hereto. This Agreement may be terminated by either party in a writing delivered or mailed, postage prepaid, to the other party, such termination to take effect no sooner than sixty (60) days after the date of such delivery or mailing. Concurrently with, or as soon as practicable after, the termination of this Agreement, _________________ shall redeliver the Trustee's Mortgage Files to the Trustee at such place as the Trustee may reasonably designate. In connection with the administration of this Agreement, ________________ and the Trustee may agree from time to time upon the interpretation of the provisions of this Agreement as may in their opinion by consistent with the general tenor and purposes of this Agreement, any such interpretation to be signed and annexed hereto.

     9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     10. Notices. Notices and other writings shall be delivered or mailed, postage prepaid, to the Trustee at, or to ____________________________________________________ at,
____________________________________, Attention: ______________________; or to
such other address as the Trustee or ________________ may hereafter specify in writing. Notices or other writings shall be effective only upon actual receipt by the parties.

     11. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Trustee and ____________________ and their respective successors and assigns. Concurrently with the appointment of a successor trustee as provided in Section 12.08 of the Pooling Agreement, the Trustee and ___________________ shall amend this Agreement to make said successor trustee the successor to the Trustee hereunder.

     12. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.

                                  LASALLE NATIONAL BANK,
                                             as Trustee under the Pooling
                                             Agreement referred to above

                                  By:_____________________________________

                                  ________________________________________,
                                  as Custodian

                                  By:_____________________________________

                                    EXHIBIT M

                           FORM OF LIQUIDATION REPORT

Customer Name:
Account Number:
Original Principal Balance:

1.   Liquidation Proceeds

          Principal Prepayment      $_____
          Property Sale Proceeds     _____
          Insurance Proceeds         _____
          Other (Itemize)            _____

          Total Proceeds                                             $______

2.   Servicing Advances             $_____
     Monthly Advances                _____
     Servicing Fees                  _____
     Annual Trustee Expense Amount   _____

              Total Advances                                         $______

3.   Net Liquidation Proceeds                                        $______
    (Line 1 minus Line 2)

4.   Principal Balance of the Mortgage
       Loan on date of liquidation                            $______

5.   Realized Loss, if any                                    $______
     (Line 4 minus Line 3)

                                                              EXHIBIT N

                                                     FORM OF DELINQUENCY REPORT

                                               DELINQUENCY AND FORECLOSURE INFORMATION

                                    REO         FORECLOSURES
                            ------------------------------------------
            OUTSTANDING     #                                   # OF              # OF      OUTSTANDING     # OF      OUTSTANDING
INVESTOR    DOLLARS         ACCT     RANGES     AMOUNT          ACCTS.    PCT     ACCTS.    DOLLARS    %    ACCTS     DOLLARS     %
-----------------------------------------------------------------------------------------------------------------------------------
REMIC

199_-__                                         30 TO 59 DAYS
                                                60 TO 89 DAYS
                                                90 AND OVER
                                                TOTALS

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

SURETY BOND

Issuer:  AFC Mortgage Loan                              Policy Number:  97010804
         Trust 1997-4                                   Control Number:  0010001

Insured Obligations:
$308,000,000 in principal amount
of AFC Mortgage Loan Asset Backed
Certificates, Series 1997-4, Class A
Certificates (the "Certificates")

Trustee:  LaSalle National Bank, as Trustee

Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, in consideration of its receipt of the Deposit Premium and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably agrees to pay each Insured Payment to the Trustee named above or its successor, as trustee for the Holders of the Certificates, to the extent set forth in the Pooling and Servicing Agreement.

Financial Guaranty will make an Insured Payment (other than that portion of an Insured Payment constituting a Preference Amount) out of its own funds by 2:00 p.m. (New York City Time) in immediately available funds to the Trustee on the later of (i) the Business Day next following the day on which Financial Guaranty shall have received Notice that an Insured Payment is due and (ii) the Remittance Date on which the Insured Payment is distributable to Certificateholders pursuant to the Pooling and Servicing Agreement, for disbursement to such Certificateholders in the same manner as other payments with respect to the Certificates are required to be made. Any Notice received by Financial Guaranty after 2:00 p.m. New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.

Upon such payment, Financial Guaranty shall be fully subrogated to the rights of the Certificateholders to receive the amount so paid. Financial Guaranty's obligations hereunder with respect to each Remittance Date shall be discharged to the extent funds consisting of the Insured Payment are received by the Trustee on behalf of the Certificateholders for distribution to such Certificateholders, as provided in the Pooling


Form 9109
Page 1 of 4

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

SURETY BOND

and Servicing Agreement and herein, whether or not such funds are properly applied by the Trustee.

     If the payment of any portion or all of any amount that is insured hereunder is voided pursuant to a final order of a court exercising proper jurisdiction in an insolvency proceeding to the effect that the Trustee or the Certificateholder, as the case may be, is required to return any such payment or portion thereof prior to the expiration date of this Surety Bond because such payment was voided under the U. S. Bankruptcy Code, with respect to which order the appeal period has expired without an appeal having been filed (a "Final Order"), and, as a result, the Trustee or any Certificateholder is required to return such voided payment, or any portion of such voided payment made in respect of the Certificates (a "Preference Amount"), Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount, on the second Business Day following receipt by Financial Guaranty of (x) a certified copy of the Final Order, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Trustee and/or such Certificateholder relating to or arising under such Preference Amount and appointing Financial Guaranty as the agent of the Trustee and/or such Certificateholder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Trustee or such Certificateholder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee or Certificateholder directly (unless a Certificateholder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee named in such Final Order in which case payment shall be made to the Trustee for distribution to the Certificateholder upon proof of such payment reasonably satisfactory to Financial Guaranty). Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Surety Bond in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of the Certificates, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal.

     Financial Guaranty shall make payments due in respect of Preference Amounts prior to 2:00 p.m. New York city time on the second Business Day following Financial Guaranty's receipt of the documents required under clauses (x) through
(z) of the preceding paragraph. Any such documents received by Financial Guaranty after 2:00 p.m. New York City time on a given Business Day or on any day that is not a Business

Form 9109
Page 2 of 4

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

SURETY BOND

Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day. All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty's own funds.

     This Surety Bond is non-cancelable for any reason, including nonpayment of any premium. The premium on this Surety Bond is not refundable for any reason, including the payment of the Certificates prior to their respective maturities. This Surety Bond shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is one year and one day following the date on which the Certificates shall have been paid in full.

     The Deposit Premium shall be due and payable on the date hereof, and a monthly premium shall be due and payable as provided in the Pooling and Servicing Agreement.

     This Surety Bond is subject to and shall be governed by the laws of the State of New York. The proper venue for any action or proceeding on this Surety Bond shall be the County of New York, State of New York. The insurance provided by this Surety Bond is not covered by the New York Property/Casualty Insurance Security Fund (New York Insurance Code, Article 76).

     Capitalized terms used and not defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. "Notice" means a written notice in the form of Exhibit A to this Surety Bond by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Trustee to Financial Guaranty specifying the information set forth therein. "Certificateholder" means, as to a particular Certificate, the person, other than the Trust, the Servicer, any Subservicer or the Depositor who, on the applicable Remittance Date is entitled under the terms of such Certificate to payment thereof. "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement by and among Superior Bank FSB, as Depositor, Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee, dated as of December 1, 1997.

     In the event that payments under any Certificate is accelerated, nothing herein contained shall obligate Financial Guaranty to make any payment of principal or interest on such Certificates on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a payment shortfall in respect of the Certificates by reason of the purchase by the Servicer pursuant

Form 9109
Page 3 of 4

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

SURETY BOND

to Section 11.01 of the Pooling and Servicing Agreement does not constitute acceleration for the purposes hereof.

IN WITNESS WHEREOF, Financial Guaranty has caused this Surety Bond to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.


/s/ SPECIMEN                                 /s/ SPECIMEN
--------------------                         --------------------------
President                                    Authorized Representative


Effective Date: December 22, 1997


Form 9109
Page 4 of 4

                                    EXHIBIT A

                                     NOTICE

To:     Financial Guaranty Insurance Company
        115 Broadway
        New York, New York 10006
        (212) 312-3000
        Attention: General Counsel

        Telephone:  (212) 312-3000
        Telecopier: (212) 312-3093

Re:     AFC Mortgage Loan Trust 1997-4,
        AFC Mortgage Loan Asset Backed
        Certificates, Series 1997-4
        Policy No. 97010804

Determination Date: ___________________________

Remittance Date:    ___________________________

We refer to that certain Pooling and Servicing Agreement dated as of December 1, 1997, by and among Superior Bank FSB, as Depositor, Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee (the "Pooling and Servicing Agreement"), relating to the above referenced Certificates. All capitalized terms not otherwise defined herein or in the Surety Bond shall have the same respective meanings assigned to such terms in the Pooling and Servicing Agreement.

(a) As of the Determination Date and based upon the Servicer's Certificate for such Determination Date, the Trustee has determined under the Pooling and Servicing Agreement that in respect of the Remittance Date set forth above:

     (i) The Class A Interest Remittance Amount with respect to all related Classes of Class A Certificates with respect to Group [1][2] due and owing is $____________;

     (ii) The Class A Principal Remittance Amount with respect to Group [1][2], exclusive of the amount set forth in clause (c) (vi) of the definition thereof if not paid by the Depositor, due and owing is $______________;

     (iii) The Available Remittance Amount (minus the amount withdrawable from the Group [1][2] Certificate Account to pay the Certificate Insurer pursuant to
Section 6.02(i) of the Agreement and as reduced by any portion thereof that has been deposited in the Group [1][2] Certificate Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code) is $_______________;

     (iv) The lesser of (1) the sum of the (a) Excess Spread to be deposited into the Group [1][2] Certificate Account pursuant to Section 5.04(i) of the Agreement, (b) the Net Excess Spread from the other Sub-Pool and (c) the Excess Principal from the other Sub-Pool and (2) the Subordinated Amount, is $_______________;

     (v) The aggregate amount of unreimbursed Insured Payments (including any portion constituting Preference Amounts), together with the aggregate portion of the items described in clauses (i) and (ii) above that represents interest accrued in respect of Insured Payments in accordance with the definition of Class A Carry-Forward Amount in the Agreement, is $_______________;

     (vi) The additional portion of the Amount Available constituting Excess Spread available to pay the Class A Interest Remittance Amount with respect to all related Classes of Class A Certificates pursuant to Sections
6.06(c)(A)(Y)(i) through (vii) with respect to Group 1 and Section 6.06(c)(B)(Y)(i) with respect to Group 2 is $_______________.

     (vii) The aggregate amount to be withdrawn from the Group [1][2] Reserve Account and deposited into the Group [1][2] Certificate Account pursuant to
Section 6.14(c) of the Agreement is $_______________.

Please be advised that the amounts described in clauses (i) and (ii) above collectively exceed the amounts described in clauses [,prior to the Cross-Over Date, (iii), (iv) and,(v)] [on or after the Cross-Over Date, clauses (iii), (v) and (vi) ,] and (vii) above by $_______________.


Accordingly, pursuant to the Pooling and Servicing Agreement, this statement constitutes a notice for payment of an Insured Payment in the amount of $_______________ under the Surety Bond.

[Attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent.]

(b) No payment claimed hereunder is in excess of the amount payable under the [Surety Bond].

     The amount requested in this Notice should be paid to: [Payment
Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice this _____ day of ______________________.


                                    -------------------------------------------,
                                    as Trustee


                                    By:      ___________________________________


                                    Title:   ___________________________________

AFC 97-4 POLICY
#64427v2

                                   EXHIBIT 0

                          CERTIFICATE INSURANCE POLICY

                                   EXHIBIT P

                            PRINCIPAL PAYMENT TABLES

Alliance 1997-4                                                        17-Dec-97
                                                                     10:52:16 AM

Principal Prepayment Table

                                Class 1A                               Class 2A
                               Principal                              Principal
                                 Balance                                Balance
                               ---------                              ---------
                           94,729,249.31                         119,164,842.18
     1        Dec-97       94,729,249.31            Dec-97       119,164,842.18
     2        Jan-98       94,729,249.31            Jan-98       119,164,842.18
     3        Feb-98       94,729,249.31            Feb-98       119,164,842.18
     4        Mar-98       94,729,249.31            Mar-98       119,164,842.18
     5        Apr-98       94,729,249.31            Apr-98       119,164,842.18
     6        May-98       94,729,249.31            May-98       119,164,842.18
     7        Jun-98       94,729,249.31            Jun-98       119,164,842.18
     8        Jul-98       94,729,249.31            Jul-98       119,164,842.18
     9        Aug-98       94,729,249.31            Aug-98       119,164,842.18
    10        Sep-98       94,729,249.31            Sep-98       119,164,842.18
    11        Oct-98       94,729,249.31            Oct-98       119,164,842.18
    12        Nov-98       94,729,249.31            Nov-98       119,164,842.18
    13        Dec-98       94,729,249.31            Dec-98       119,164,842.18
    14        Jan-99       94,729,249.31            Jan-99       119,164,842.18
    15        Feb-99       94,729,249.31            Feb-99       119,164,842.18
    16        Mar-99       94,729,249.31            Mar-99       119,164,842.18
    17        Apr-99       94,729,249.31            Apr-99       119,164,842.18
    18        May-99       94,729,249.31            May-99       119,164,842.18
    19        Jun-99       94,729,249.31            Jun-99       119,164,842.18
    20        Jul-99       94,729,249.31            Jul-99       119,164,842.18
    21        Aug-99       94,729,249.31            Aug-99       119,164,842.18
    22        Sep-99       94,729,249.31            Sep-99       119,164,842.18
    23        Oct-99       94,729,249.31            Oct-99       119,164,842.18
    24        Nov-99       94,729,249.31            Nov-99       119,164,842.18
    25        Dec-99       94,729,249.31            Dec-99       119,164,842.18
    26        Jan-00       94,729,249.31            Jan-00       119,164,842.18
    27        Feb-00       94,729,249.31            Feb-00       119,164,842.18
    28        Mar-00       94,729,249.31            Mar-00       119,164,842.18
    29        Apr-00       94,729,249.31            Apr-00       119,164,842.18
    30        May-00       94,729,249.31            May-00       119,164,842.18
    31        Jun-00       94,729,249.31            Jun-00       119,164,842.18
    32        Jul-00       94,729,249.31            Jul-00       119,164,842.18
    33        Aug-00       94,729,249.31            Aug-00       119,164,842.18
    34        Sep-00       94,729,249.31            Sep-00       119,164,842.18

Alliance 1997-4                                                        17-Dec-97
                                                                     10:52:16 AM

Principal Prepayment Table

                                Class 1A                               Class 2A
                               Principal                              Principal
                                 Balance                                Balance
                               ---------                              ---------
    35        Oct-00       94,729,249.31            Oct-00       119,164,842.18
    36        Nov-00       94,729,249.31            Nov-00       119,164,842.18
    37        Dec-00       94,729,249.31            Dec-00       119,164,842.18
    38        Jan-01       94,729,249.31            Jan-01       119,164,842.18
    39        Feb-01       94,729,249.31            Feb-01       119,164,842.18
    40        Mar-01       94,729,249.31            Mar-01       119,164,842.18
    41        Apr-01       94,729,249.31            Apr-01       119,164,842.18
    42        May-01       94,729,249.31            May-01       119,164,842.18
    43        Jun-01       94,729,249.31            Jun-01       119,164,842.18
    44        Jul-01       94,729,249.31            Jul-01       119,164,842.18
    45        Aug-01       94,729,249.31            Aug-01       119,164,842.18
    46        Sep-01       94,729,249.31            Sep-01       119,164,842.18
    47        Oct-01       94,729,249.31            Oct-01       119,164,842.18
    48        Nov-01       94,729,249.31            Nov-01       119,164,842.18
    49        Dec-01       94,729,249.31            Dec-01       119,164,842.18
    50        Jan-02       94,729,249.31            Jan-02       119,164,842.18
    51        Feb-02       94,729,249.31            Feb-02       119,164,842.18
    52        Mar-02       94,729,249.31            Mar-02       119,164,842.18
    53        Apr-02       94,729,249.31            Apr-02       119,164,842.18
    54        May-02       94,729,249.31            May-02       119,164,842.18
    55        Jun-02       94,729,249.31            Jun-02       119,164,842.18
    56        Jul-02       94,729,249.31            Jul-02       119,164,842.18
    57        Aug-02       94,729,249.31            Aug-02       119,164,842.18
    58        Sep-02       94,729,249.31            Sep-02       119,164,842.18
    59        Oct-02       94,729,249.31            Oct-02       119,164,842.18
    60        Nov-02       94,729,249.31            Nov-02       119,164,842.18
    61        Dec-02       87,945,442.73            Dec-02       114,588,710.60
    62        Jan-03       87,799,285.47            Jan-03       114,492,609.23
    63        Feb-03       87,651,771.13            Feb-03       114,395,703.41
    64        Mar-03       87,502,887.10            Mar-03       114,297,986.41
    65        Apr-03       87,352,620.65            Apr-03       114,199,451.44
    66        May-03       87,200,958.93            May-03       114,100,091.65
    67        Jun-03       87,047,888.98            Jun-03       113,999,900.14
    68        Jul-03       86,893,397.71            Jul-03       113,898,869.94
    69        Aug-03       86,737,471.90            Aug-03       113,796,994.03
    70        Sep-03       86,580,098.23            Sep-03       113,694,265.33
    71        Oct-03       86,421,263.24            Oct-03       113,590,676.71
    72        Nov-03       86,260,953.35            Nov-03       113,486,220.97
    73        Dec-03       86,099,154.86            Dec-03       113,380,890.85
    74        Jan-04       85,935,853.92            Jan-04       113,274,679.02
    75        Feb-04       85,771,036.57            Feb-04       113,167,578.12
    76        Mar-04       85,604,688.73            Mar-04       113,059,580.69

Alliance 1997-4                                                        17-Dec-97
                                                                     10:52:16 AM

Principal Prepayment Table

                                Class 1A                               Class 2A
                               Principal                              Principal
                                 Balance                                Balance
                               ---------                              ---------
    77        Apr-04       85,436,796.16            Apr-04       112,950,679.23
    78        May-04       85,267,344.51            May-04       112,840,866.17
    79        Jun-04       85,096,319.29            Jun-04       112,730,133.89
    80        Jul-04       84,923,705.87            Jul-04       112,618,474.69
    81        Aug-04       84,749,489.49            Aug-04       112,505,880.80
    82        Sep-04       84,573,655.25            Sep-04       112,392,344.42
    83        Oct-04       84,396,188.12            Oct-04       112,277,857.63
    84        Nov-04       84,217,072.92            Nov-04       112,162,412.50
    85        Dec-04       84,036,294.32            Dec-04       112,046,001.00
    86        Jan-05       83,853,836.88            Jan-05       111,928,615.03
    87        Feb-05       83,669,684.98            Feb-05       111,810,246.45
    88        Mar-05       83,483,822.87            Mar-05       111,690,887.02
    89        Apr-05       83,296,234.66            Apr-05       111,570,528.45
    90        May-05       83,106,904.30            May-05       111,449,162.39
    91        Jun-05       82,915,815.60            Jun-05       111,326,780.39
    92        Jul-05       82,722,952.22            Jul-05       111,203,373.94
    93        Aug-05       82,528,297.65            Aug-05       111,078,934.49
    94        Sep-05       82,331,835.25            Sep-05       110,953,453.37
    95        Oct-05       82,133,548.22            Oct-05       110,826,921.87
    96        Nov-05       81,933,419.58            Nov-05       110,699,331.20
    97        Dec-05       81,731,432.23            Dec-05       110,570,672.48
    98        Jan-06       81,527,568.89            Jan-06       110,440,936.79
    99        Feb-06       81,321,812.11            Feb-06       110,310,115.10
   100        Mar-06       81,114,144.30            Mar-06       110,178,198.32
   101        Apr-06       80,904,547.68            Apr-06       110,045,177.29
   102        May-06       80,693,004.34            May-06       109,911,042.76
   103        Jun-06       80,479,496.16            Jun-06       109,775,785.42
   104        Jul-06       80,264,004.89            Jul-06       109,639,395.86
   105        Aug-06       80,046,512.10            Aug-06       109,501,864.60
   106        Sep-06       79,826,999.16            Sep-06       109,363,182.09
   107        Oct-06       79,605,447.31            Oct-06       109,223,338.70
   108        Nov-06       79,381,837.59            Nov-06       109,082,324.70
   109        Dec-06       79,156,150.86            Dec-06       108,940,130.29
   110        Jan-07       78,928,367.82            Jan-07       108,796,745.60
   111        Feb-07       78,698,468.98            Feb-07       108,652,160.66
   112        Mar-07       78,466,434.66            Mar-07       108,506,365.42
   113        Apr-07       78,232,245.02            Apr-07       108,359,349.76
   114        May-07       77,995,880.02            May-07       108,211,103.45
   115        Jun-07       77,757,319.42            Jun-07       108,061,616.19
   116        Jul-07       77,516,542.82            Jul-07       107,910,877.61
   117        Aug-07       77,273,529.62            Aug-07       107,758,877.21
   118        Sep-07       77,028,259.02            Sep-07       107,605,604.45

Alliance 1997-4                                                        17-Dec-97
                                                                     10:52:16 AM

Principal Prepayment Table

                                Class 1A                               Class 2A
                               Principal                              Principal
                                 Balance                                Balance
                               ---------                              ---------
   119        Oct-07       76,780,710.02            Oct-07       107,451,048.66
   120        Nov-07       76,530,861.46            Nov-07       107,295,199.12
   121        Dec-07       76,278,691.95            Dec-07       107,138,044.98
   122        Jan-08       76,024,179.90            Jan-08       106,979,575.34
   123        Feb-08       75,767,303.54            Feb-08       106,819,779.17
   124        Mar-08       75,508,040.88            Mar-08       106,658,645.37
   125        Apr-08       75,246,369.74            Apr-08       106,496,162.75
   126        May-08       74,982,267.72            May-08       106,332,320.01
   127        Jun-08       74,715,712.22            Jun-08       106,167,105.77
   128        Jul-08       74,446,680.42            Jul-08       106,000,508.56
   129        Aug-08       74,175,149.31            Aug-08       105,832,516.78
   130        Sep-08       73,901,095.63            Sep-08       105,663,118.77
   131        Oct-08       73,624,495.94            Oct-08       105,492,302.77
   132        Nov-08       73,345,326.56            Nov-08       105,320,056.88
   133        Dec-08       73,063,563.60            Dec-08       105,146,369.16
   134        Jan-09       72,779,182.93            Jan-09       104,971,227.53
   135        Feb-09       72,492,160.22            Feb-09       104,794,619.81
   136        Mar-09       72,202,470.90            Mar-09       104,616,533.74
   137        Apr-09       71,910,090.17            Apr-09       104,436,956.95
   138        May-09       71,614,993.01            May-09       104,255,876.94
   139        Jun-09       71,317,154.15            Jun-09       104,073,281.15
   140        Jul-09       71,016,548.09            Jul-09       103,889,156.87
   141        Aug-09       70,713,149.11            Aug-09       103,703,491.32
   142        Sep-09       70,406,931.24            Sep-09       103,516,271.60
   143        Oct-09       70,097,868.24            Oct-09       103,327,484.69
   144        Nov-09       69,785,933.68            Nov-09       103,137,117.48
   145        Dec-09       69,471,100.85            Dec-09       102,945,156.73
   146        Jan-10       69,153,342.78            Jan-10       102,751,589.12
   147        Feb-10       68,832,632.28            Feb-10       102,556,401.18
   148        Mar-10       68,508,941.89            Mar-10       102,359,579.36
   149        Apr-10       68,182,243.90            Apr-10       102,161,109.97
   150        May-10       67,852,510.33            May-10       101,960,979.23
   151        Jun-10       67,519,712.96            Jun-10       101,759,173.23
   152        Jul-10       67,183,823.29            Jul-10       101,555,677.94
   153        Aug-10       66,844,812.55            Aug-10       101,350,479.23
   154        Sep-10       66,502,651.74            Sep-10       101,143,562.83
   155        Oct-10       66,157,311.53            Oct-10       100,934,914.37
   156        Nov-10       65,808,762.37            Nov-10       100,724,519.35
   157        Dec-10       65,456,974.42            Dec-10       100,512,363.15
   158        Jan-11       65,101,917.54            Jan-11       100,298,431.03
   159        Feb-11       64,743,561.33            Feb-11       100,082,708.11
   160        Mar-11       64,381,875.11            Mar-11        99,865,179.42

Alliance 1997-4                                                        17-Dec-97
                                                                     10:52:16 AM

Principal Prepayment Table

                                Class 1A                               Class 2A
                               Principal                              Principal
                                 Balance                                Balance
                               ---------                              ---------

   161        Apr-11       64,016,827.90            Apr-11        99,645,829.82
   162        May-11       63,648,388.44            May-11        99,424,644.09
   163        Jun-11       63,276,525.19            Jun-11        99,201,606.85
   164        Jul-11       62,901,206.29            Jul-11        98,976,702.60
   165        Aug-11       62,522,399.61            Aug-11        98,749,915.72
   166        Sep-11       62,140,072.69            Sep-11        98,521,230.44
   167        Oct-11       61,754,192.81            Oct-11        98,290,630.87
   168        Nov-11       61,364,726.90            Nov-11        98,058,101.00
   169        Dec-11       60,971,641.62            Dec-11        97,823,624.65
   170        Jan-12       60,574,903.29            Jan-12        97,587,185.54
   171        Feb-12       60,174,477.95            Feb-12        97,348,767.24
   172        Mar-12       59,770,331.28            Mar-12        97,108,353.19
   173        Apr-12       59,362,428.68            Apr-12        96,865,926.66
   174        May-12       58,950,735.20            May-12        96,621,470.82
   175        Jun-12       58,535,215.59            Jun-12        96,374,968.68
   176        Jul-12       58,115,834.24            Jul-12        96,126,403.12
   177        Aug-12       57,692,555.25            Aug-12        95,875,756.85
   178        Sep-12       57,265,342.35            Sep-12        95,623,012.47
   179        Oct-12       56,834,158.94            Oct-12        95,368,152.40
   180        Nov-12       29,221,497.99            Nov-12        95,111,158.95
   181        Dec-12       28,836,342.68            Dec-12        94,852,014.24
   182        Jan-13       28,447,648.62            Jan-13        94,590,700.28
   183        Feb-13       28,055,383.31            Feb-13        94,327,198.90
   184        Mar-13       27,659,513.93            Mar-13        94,061,491.80
   185        Apr-13       27,260,007.36            Apr-13        93,793,560.50
   186        May-13       26,856,830.20            May-13        93,523,386.40
   187        Jun-13       26,449,948.71            Jun-13        93,250,950.71
   188        Jul-13       26,039,328.87            Jul-13        92,976,234.51
   189        Aug-13       25,624,936.31            Aug-13        92,699,218.71
   190        Sep-13       25,206,736.39            Sep-13        92,419,884.06
   191        Oct-13       24,784,694.12            Oct-13        92,138,211.14
   192        Nov-13       24,358,774.19            Nov-13        91,854,180.38
   193        Dec-13       23,928,940.98            Dec-13        91,567,772.05
   194        Jan-14       23,495,158.53            Jan-14        91,278,966.24
   195        Feb-14       23,057,390.57            Feb-14        90,987,742.89
   196        Mar-14       22,615,600.46            Mar-14        90,694,081.76
   197        Apr-14       22,169,751.26            Apr-14        90,397,962.43
   198        May-14       21,719,805.67            May-14        90,099,364.35
   199        Jun-14       21,265,726.06            Jun-14        89,798,266.74
   200        Jul-14       20,807,474.44            Jul-14        89,494,648.70
   201        Aug-14       20,345,012.48            Aug-14        89,188,489.12
   202        Sep-14       19,878,301.50            Sep-14        88,879,766.74

Alliance 1997-4                                                        17-Dec-97
                                                                     10:52:16 AM

Principal Prepayment Table

                                Class 1A                               Class 2A
                               Principal                              Principal
                                 Balance                                Balance
                               ---------                              ---------
   203        Oct-14       19,407,302.45            Oct-14        88,568,460.09
   204        Nov-14       18,931,975.94            Nov-14        88,254,547.54
   205        Dec-14       18,452,282.22            Dec-14        87,938,007.28
   206        Jan-15       17,968,181.14            Jan-15        87,618,817.32
   207        Feb-15       17,479,632.23            Feb-15        87,296,955.47
   208        Mar-15       16,986,594.61            Mar-15        86,972,399.37
   209        Apr-15       16,489,027.04            Apr-15        86,645,126.46
   210        May-15       15,986,887.91            May-15        86,315,114.01
   211        Jun-15       15,480,135.20            Jun-15        85,982,339.08
   212        Jul-15       14,968,726.54            Jul-15        85,646,778.54
   213        Aug-15       14,452,619.14            Aug-15        85,308,409.09
   214        Sep-15       13,931,769.82            Sep-15        84,967,207.19
   215        Oct-15       13,406,135.04            Oct-15        84,623,149.16
   216        Nov-15       12,875,670.80            Nov-15        84,276,211.07
   217        Dec-15       12,340,332.75            Dec-15        83,926,368.82
   218        Jan-16       11,800,076.11            Jan-16        83,573,598.10
   219        Feb-16       11,254,855.67            Feb-16        83,217,874.40
   220        Mar-16       10,704,625.84            Mar-16        82,859,172.99
   221        Apr-16       10,149,340.60            Apr-16        82,497,468.95
   222        May-16        9,588,953.48            May-16        82,132,737.15
   223        Jun-16        9,023,417.62            Jun-16        81,764,952.24
   224        Jul-16        8,452,685.71            Jul-16        81,394,088.66
   225        Aug-16        7,876,710.01            Aug-16        81,020,120.64
   226        Sep-16        7,295,442.34            Sep-16        80,643,022.21
   227        Oct-16        6,708,834.08            Oct-16        80,262,767.14
   228        Nov-16        6,116,836.16            Nov-16        79,879,329.02
   229        Dec-16        5,519,399.07            Dec-16        79,492,681.20
   230        Jan-17        4,916,472.82            Jan-17        79,102,796.82
   231        Feb-17        4,308,006.98            Feb-17        78,709,648.79
   232        Mar-17        3,693,950.67            Mar-17        78,313,209.77
   233        Apr-17        3,074,252.50            Apr-17        77,913,452.23
   234        May-17        2,448,860.66            May-17        77,510,348.39
   235        Jun-17        1,817,722.81            Jun-17        77,103,870.23
   236        Jul-17        1,180,786.18            Jul-17        76,693,989.52
   237        Aug-17          537,997.48            Aug-17        76,280,677.75
   238        Sep-17         (110,697.06)           Sep-17        75,863,906.23
   239        Oct-17                                Oct-17        75,443,645.98
   240        Nov-17                                Nov-17        75,019,867.80
   241        Dec-17                                Dec-17        74,592,542.24
   242        Jan-18                                Jan-18        74,161,639.62
   243        Feb-18                                Feb-18        73,727,129.98
   244        Mar-18                                Mar-18        73,288,983.13

Alliance 1997-4                                                        17-Dec-97
                                                                     10:52:16 AM

Principal Prepayment Table

                                Class 1A                               Class 2A
                               Principal                              Principal
                                 Balance                                Balance
                               ---------                              ---------
   245        Apr-18                                Apr-18        72,847,168.63
   246        May-18                                May-18        72,401,655.77
   247        Jun-18                                Jun-18        71,952,413.60
   248        Jul-18                                Jul-18        71,499,410.89
   249        Aug-18                                Aug-18        71,042,616.18
   250        Sep-18                                Sep-18        70,581,997.71
   251        Oct-18                                Oct-18        70,117,523.49
   252        Nov-18                                Nov-18        69,649,161.22
   253        Dec-18                                Dec-18        69,176,878.38
   254        Jan-19                                Jan-19        68,700,642.13
   255        Feb-19                                Feb-19        68,220,419.39
   256        Mar-19                                Mar-19        67,736,176.79
   257        Apr-19                                Apr-19        67,247,880.67
   258        May-19                                May-19        66,755,497.10
   259        Jun-19                                Jun-19        66,258,991.88
   260        Jul-19                                Jul-19        65,758,330.49
   261        Aug-19                                Aug-19        65,253,478.15
   262        Sep-19                                Sep-19        64,744,399.78
   263        Oct-19                                Oct-19        64,231,059.99
   264        Nov-19                                Nov-19        63,713,423.12
   265        Dec-19                                Dec-19        63,191,453.20
   266        Jan-20                                Jan-20        62,665,113.96
   267        Feb-20                                Feb-20        62,134,368.82
   268        Mar-20                                Mar-20        61,599,180.90
   269        Apr-20                                Apr-20        61,059,513.01
   270        May-20                                May-20        60,515,327.65
   271        Jun-20                                Jun-20        59,966,587.01
   272        Jul-20                                Jul-20        59,413,252.95
   273        Aug-20                                Aug-20        58,855,287.02
   274        Sep-20                                Sep-20        58,292,650.45
   275        Oct-20                                Oct-20        57,725,304.15
   276        Nov-20                                Nov-20        57,153,208.69
   277        Dec-20                                Dec-20        56,576,324.30
   278        Jan-21                                Jan-21        55,994,610.92
   279        Feb-21                                Feb-21        55,408,028.11
   280        Mar-21                                Mar-21        54,816,535.11
   281        Apr-21                                Apr-21        54,220,090.83
   282        May-21                                May-21        53,618,653.81
   283        Jun-21                                Jun-21        53,012,182.25
   284        Jul-21                                Jul-21        52,400,634.03
   285        Aug-21                                Aug-21        51,783,966.64
   286        Sep-21                                Sep-21        51,162,137.23

Alliance 1997-4                                                        17-Dec-97
                                                                     10:52:16 AM

Principal Prepayment Table

                                Class 1A                               Class 2A
                               Principal                              Principal
                                 Balance                                Balance
                               ---------                              ---------
   287        Oct-21                                Oct-21        50,535,102.59
   288        Nov-21                                Nov-21        49,902,819.14
   289        Dec-21                                Dec-21        49,265,242.96
   290        Jan-22                                Jan-22        48,622,329.73
   291        Feb-22                                Feb-22        47,974,034.78
   292        Mar-22                                Mar-22        47,320,313.07
   293        Apr-22                                Apr-22        46,661,119.16
   294        May-22                                May-22        45,996,407.24
   295        Jun-22                                Jun-22        45,326,131.14
   296        Jul-22                                Jul-22        44,650,244.26
   297        Aug-22                                Aug-22        43,968,699.65
   298        Sep-22                                Sep-22        43,281,449.94
   299        Oct-22                                Oct-22        42,588,447.38
   300        Nov-22                                Nov-22        41,889,643.81
   301        Dec-22                                Dec-22        41,184,990.67
   302        Jan-23                                Jan-23        40,474,439.00
   303        Feb-23                                Feb-23        39,757,939.41
   304        Mar-23                                Mar-23        39,035,442.13
   305        Apr-23                                Apr-23        38,306,896.95
   306        May-23                                May-23        37,572,253.23
   307        Jun-23                                Jun-23        36,831,459.94
   308        Jul-23                                Jul-23        36,084,465.58
   309        Aug-23                                Aug-23        35,331,218.26
   310        Sep-23                                Sep-23        34,571,665.64
   311        Oct-23                                Oct-23        33,805,754.92
   312        Nov-23                                Nov-23        33,033,432.90
   313        Dec-23                                Dec-23        32,254,645.89
   314        Jan-24                                Jan-24        31,469,339.79
   315        Feb-24                                Feb-24        30,677,460.03
   316        Mar-24                                Mar-24        29,878,951.57
   317        Apr-24                                Apr-24        29,073,758.92
   318        May-24                                May-24        28,261,826.15
   319        Jun-24                                Jun-24        27,443,096.82
   320        Jul-24                                Jul-24        26,617,514.04
   321        Aug-24                                Aug-24        25,785,020.45
   322        Sep-24                                Sep-24        24,945,558.20
   323        Oct-24                                Oct-24        24,099,068.94
   324        Nov-24                                Nov-24        23,245,493.86
   325        Dec-24                                Dec-24        22,384,773.65
   326        Jan-25                                Jan-25        21,516,848.50
   327        Feb-25                                Feb-25        20,641,658.08
   328        Mar-25                                Mar-25        19,759,141.60

Alliance 1997-4                                                        17-Dec-97
                                                                     10:52:16 AM

Principal Prepayment Table

                                Class 1A                               Class 2A
                               Principal                              Principal
                                 Balance                                Balance
                               ---------                              ---------
   329        Apr-25                                Apr-25        18,869,237.71
   330        May-25                                May-25        17,971,884.59
   331        Jun-25                                Jun-25        17,067,019.88
   332        Jul-25                                Jul-25        16,154,580.69
   333        Aug-25                                Aug-25        15,234,503.63
   334        Sep-25                                Sep-25        14,306,724.75
   335        Oct-25                                Oct-25        13,371,179.60
   336        Nov-25                                Nov-25        12,427,803.15
   337        Dec-25                                Dec-25        11,476,529.85
   338        Jan-26                                Jan-26        10,517,293.60
   339        Feb-26                                Feb-26         9,550,027.75
   340        Mar-26                                Mar-26         8,574,665.08
   341        Apr-26                                Apr-26         7,591,137.80
   342        May-26                                May-26         6,599,377.59
   343        Jun-26                                Jun-26         5,599,315.51
   344        Jul-26                                Jul-26         4,590,882.08
   345        Aug-26                                Aug-26         3,574,007.23
   346        Sep-26                                Sep-26         2,548,620.28
   347        Oct-26                                Oct-26         1,514,649.99
   348        Nov-26                                Nov-26           472,024.51
   349        Dec-26                                Dec-26          (579,328.62)

                                   EXHIBIT Q

                  FORM OF SERVICER'S MONTHLY REMITTANCE REPORT
                                   TO TRUSTEE

                                   EXHIBIT R

                   PROPOSED SUBSEQUENT MORTGAGE LOAN SCHEDULE

                                                                                                              Page 1 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
SUB-POOL I:  FIXED RATE LOANS AVAILABLE FOR SALE
------------------------------------------------
   106142347        WOODARD GERRY                                        MI              41,965.88      13.600       0.000
   106153851        SMITH PAULINE F                                      WI              65,450.00      12.000       0.000
   106154246        BANKS JESSE GENIE JR                                 NY              59,200.00       9.320       0.000
   106154412        BARUTH JAMES E                                       MN              80,000.00       9.000       0.000
   106154471        PETERSEN MICHAEL JAMES                               MN              98,400.00       9.595       0.000
   106154491        SCHAEFER BRIAN K                                     IN              83,800.00      11.750       0.000
   106154555        WEGGE MARILYN                                        WI              64,800.00      10.375       0.000
   106154562        GROVES PAUL F JR                                     KY              76,300.00      10.125       0.000
   106154574        CHRISTIANSEN RANDALL G                               MN              79,000.00      10.375       0.000
   106154827        CONKLIN GREG L                                       IN              36,000.00      10.725       0.000
   106155012        WIRTH TERRY ALLEN                                    WI              47,600.00      10.525       0.000
   106155034        SPAULDING SUE                                        IN              91,400.00      12.375       0.000
   106155155        ROBERTS DONNA J                                      IN              43,518.35      12.000       0.000
   106155211        DEXTER DONALD K                                      WI              46,000.00      10.875       0.000
   106155212        HOOD LOVIE ANN                                       IN              60,000.00      10.625       0.000
   106155284        SACKMANN ALAN J                                      WI             116,500.00       9.320       0.000
   106155290        STAMPER MARGARET J                                   KY              29,700.00      11.875       0.000
   106155305        GLAPA PATRICIA A                                     WI              44,000.00       9.320       0.000
   106155368        DARNELL JULIA A                                      IN              50,600.00      11.625       0.000
   106155459        GREEN VALERIE J                                      IN              58,400.00       9.195       0.000
   106155480        ROSS NADINE J                                        OH              62,000.00      12.000       0.000
   106155491        GORDON SALLY M                                       IN              43,147.48      10.500       0.000
   106155623        ENGLE WILLIAM C                                      KY             119,200.00       9.320       0.000
   106155625        MCGOWAN MARY                                         IL              27,000.00      10.875       0.000
   106155755        THOMPSON VANNESSA M                                  IN              90,000.00       9.195       0.000
   106155768        CONANT-WINTE JEAN FRANCES                            WI              79,600.00       9.320       0.000
   106155814        NASH TRACI L                                         IN              44,700.00       9.320       0.000
   106156018        SUMMERS LYLE B                                       OH              83,500.00      10.375       0.000
   106156033        EISENSCHENK DANIEL G                                 MN              74,811.45       9.195       0.000
   106156039        WENNING SHIRLEY J                                    IN              46,200.00      10.125       0.000
   106156111        BUCHANAN GENE                                        NY              27,800.00       9.320       0.000
   106156131        YOUNG WILLIAM                                        IL              55,827.54      11.750       0.000
   106156213        CHAPMAN JACKSON L                                    IN              95,200.00       9.445       0.000
   106156382        BOEDE MICHAEL J                                      WI              54,200.00      10.537       0.000
   106156433        DEROLF BRENDA                                        IN              54,358.88      10.375       0.000
   106156707        HAYNES ROGER K                                       IN              65,200.00       9.800       0.000
   106156729        DERTILIS NANCY MARIE                                 NY              74,000.00      11.375       0.000
   106156852        AHLERT KENNETH E                                     WI              64,800.00      10.875       0.000
   106156903        CRANDALL SUSAN S                                     NY              38,341.28      13.490       0.000
   106156936        HUGHES ROGER D                                       IN             100,000.00       9.445       0.000
   106157048        COY JEFFREY ALLEN                                    IN              15,000.00      10.500       0.000
   106157085        RICHARDS SUSAN ANN                                   MN              79,700.00       9.320       0.000
   106157170        ROWLEY DAVID R                                       IN             113,414.27       9.695       0.000
   106157229        KREBS PATRICIA L                                     KY              51,100.00      11.150       0.000
   106157345        MALECKY ANNA M                                       MN              40,133.88      10.875       0.000
   106157493        JOHNSON WILLIAM                                      MI             159,543.67      10.750       0.000
   106157640        ODONNELL RITA Y                                      WI              66,217.56       9.070       0.000
   106157655        WHEELER THOMAS J                                     IN              46,299.26      10.890       0.000
   106157842        SIGH JIMMIE L                                        IN              30,228.11      10.250       0.000
   106157954        BORKOWSKI GARY R                                     WI              78,800.00       9.570       0.000
   106158030        MARTINO ANDREW                                       NY              51,800.00       9.875       0.000
   106158031        KELSALL STANLEY S. JR                                NJ             137,900.00       8.820       0.000
   106158076        SAMANO ALBERT JR                                     TX             100,000.00      11.000       0.000
   106158130        BREWER VERA                                          MI             140,000.00       9.800       0.000
   106158308        WEISANSAL SHERI A                                    NY              70,100.00      10.625       0.000
   106158489        CARDENAS HECTOR                                      IL              79,000.00      11.650       0.000
   106158512        MURDOCK SEAN                                         MI              14,294.49      13.150       0.000


                                                                                                              Page 2 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   106158552        PARKS BONNIE                                         IN              45,200.00      10.150       0.000
   106158569        PITTMAN DARRELL W                                    IN              63,000.00      10.800       0.000
   106158607        BUZZO MIKE                                           IL             135,000.00      10.900       0.000
   106158634        TURNER JORDAN W III                                  IN              54,000.00      11.300       0.000
   106158880        SZYMKOWIAK JOHN F                                    IL             138,000.00      10.600       0.000
   106158908        GALLOWAY GARY L                                      IL              84,567.01       9.070       0.000
   106158977        LAPORTE DAVID A                                      MI              20,000.00      12.750       0.000
   106159011        EDWARDS JOHN R JR                                    OH              36,000.00       9.650       0.000
   106159012        EDWARDS JOHN R JR                                    OH              44,000.00      10.150       0.000
   106159237        STURDIVANT HAZEL                                     IN              38,800.00      10.400       0.000
   106159378        MITCHELL WILLIAM EDWARD                              IN              61,955.90      11.300       0.000
   106159388        HELSON JOHN F                                        IL              30,000.00      11.950       0.000
   106159406        JACKSON RICHARD ANTHONY                              IN              43,200.00      12.850       0.000
   106159478        GILMORE GAIL L                                       OH              39,000.00      10.850       0.000
   106159551        LEDERLE STEVEN M                                     IN              49,300.00      10.050       0.000
   106159676        DILLARD BRENDA                                       KS              16,800.00      11.700       0.000
   106159677        LEWIS LAVERNE M                                      NE              37,900.00      11.200       0.000
   106159711        TONK HAMPTON SCOTT                                   IL              31,695.73      12.900       0.000
   106159749        JACKSON BLANCHE M                                    IL              40,482.12      12.650       0.000
   106159903        SHORT LAURA K                                        IN              50,000.00       9.550       0.000
   106160220        SHANKS CHARLES B                                     OH              48,500.00       9.050       0.000
   106160376        LOCKHART LAURETTA L                                  IN              29,400.00       9.650       0.000
   106160629        WHATLEY ROSE C                                       KY              28,800.00      13.000       0.000
   106160835        KRAMER RICHARD L                                     IN              55,100.00      10.500       0.000
   800022055        SNELL REATHA                                         NJ              64,469.98      12.950       0.000
   800072324        HAAS JOHN E                                          PA              21,922.73      10.750       0.000
   800124851        HARDY DEBORAH A                                      NC              38,185.47      10.800       0.000
   800131211        ROLLE KELLY PRICE                                    NY             137,314.38      12.850       0.000
   800143521        LOPEZ CESAR A                                        NJ              37,350.79      11.350       0.000
   800147175        VILLAFANE ADA I                                      PA              25,417.71      10.050       0.000
   800178238        JONES ENID                                           NY              83,184.95      12.650       0.000
   800180507        PADULA CRISTOFORO                                    PA              44,264.97      11.750       0.000
   800193302        YOUNG RICHARD D                                      NY              21,582.43      11.000       0.000
   800201535        GILBERT GWENDOLYN E                                  NJ              60,000.00      15.100       0.000
   800221590        LEVIELLE HEIDI A                                     NJ             103,863.47      11.550       0.000
   800228058        BARNES MICHAEL F                                     PA              24,126.30      10.500       0.000
   800240418        PORTIS SALLIE M                                      PA              65,350.00      12.500       0.000
   800252843        ALICCHIO GLEN                                        NJ             110,500.00      12.300       0.000
   800263725        DEMORIN MARIE J                                      NY             125,823.91      11.300       0.000
   800274516        MORGAN JOYCE L                                       FL              54,157.71      10.100       0.000
   800277386        BARNETT MARIA A                                      NY             199,773.17       9.875       0.000
   800284994        ROBINSON CHRISTINE                                   PA              30,946.12      12.000       0.000
   800288342        CORMIER FRANK                                        NY              95,200.00      11.100       0.000
   800290611        ROBINSON UNDRACUS LAMAR                              SC              56,745.66      13.000       0.000
   800311813        CHRISTNER DANIEL L                                   FL              91,119.97      10.350       0.000
   800315954        WANEES EMIL G                                        NY             170,000.00       9.250       0.000
   800321168        BURTON JERMAINE                                      NY             179,100.00      10.900       0.000
   800330433        KORNEGAY DAVID L                                     NC              73,600.00      13.600       0.000
   800332207        JOHNSON MILTON EDWARD JR                             MD              65,914.93      12.550       0.000
   800335945        WILLIAMS TERRANCE A                                  FL              70,550.00      12.100       0.000
   800338147        WASHINGTON ESTELLE                                   FL              39,100.00      12.300       0.000
   800338956        SMITH WILLIAM C                                      NJ              99,317.05      10.550       0.000
   800343949        BOLDEN CHRISTOPHE L                                  FL              36,800.00      13.650       0.000
   800344475        WEDOW DAVID P                                        NY              43,891.10      10.250       0.000
   800345829        FINNELL MARK                                         FL              47,700.00      10.650       0.000
   800347999        SINGH RAJENDRA                                       NY             134,400.00      12.650       0.000
   800350068        BERNIER SPIN VIRGINIA                                NJ              60,000.00       9.950       0.000
   800353500        DAUPHIN JEAN S                                       FL              67,163.28      14.050       0.000
   800356313        GELB EDWARD                                          NY              59,414.85      10.000       0.000


                                                                                                              Page 3 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800358228        WILLIAMS CLEO                                        NJ              45,500.00      10.500       0.000
   800360521        STAMOS LEONARD                                       FL              62,170.73      10.500       0.000
   800360653        MILLER PHIL                                          NY             130,200.00      12.150       0.000
   800367468        SEEKFORD HELEN R                                     MD              48,000.00       9.050       0.000
   800368219        PAYNE RAMONA L                                       FL              34,500.00      11.200       0.000
   800371742        VOLL ANTOINETTE                                      CT              87,500.00      10.500       0.000
   800373102        OMALLEY RICHARD                                      NY              68,756.64       9.800       0.000
   800375685        HALLADAY OPAL                                        AZ              50,000.00       9.900       0.000
   800376857        JOHNSON KENNETH W                                    PA              17,000.00      13.740       0.000
   800376907        KRESS RAYMOND A                                      PA              46,750.00      11.900       0.000
   800377178        HUMER CARL A                                         PA              68,790.00      10.750       0.000
   800379307        FERNANDEZ SYLVIA J                                   NY              33,800.00      14.890       0.000
   800379927        RUSSO CARMINE                                        FL              34,271.39       8.900       0.000
   800380560        BRUSH WILLIAM I JR                                   FL              70,000.00      10.250       0.000
   800383507        POLISTIN MARIE                                       DC             133,600.00      13.100       0.000
   800383556        ALMODOVAR WILLIAM R SR                               NJ              44,431.36      11.550       0.000
   800383572        JONES MARLENE H                                      MD              42,868.48      13.490       0.000
   800383754        MYERS JACQUELYN R                                    FL              37,600.00      11.990       0.000
   800385353        PAYTON DENITA R                                      PA              30,000.00      10.300       0.000
   800386062        AANERUD STEPHEN                                      FL              59,470.30      10.750       0.000
   800387714        BROWN WILLIAM E                                      PA              34,000.00      10.750       0.000
   800389637        CRIGGER RONALD J                                     WA              58,000.00      13.350       0.000
   800389777        WHITECAVAGE PAUL J JR                                PA              12,800.00      13.500       0.000
   800391542        LANDAHL JOHN L                                       NY             140,250.00      11.950       0.000
   800392235        JONES HAROLD WAYNE                                   GA              83,700.00      10.625       0.000
   800395931        LAMBERT TERRY D                                      WA              46,400.00      12.600       0.000
   800396566        BROWN ERNEST                                         PA              48,610.87      11.750       0.000
   800396897        PHAN LANANH THI                                      FL              33,554.58      10.250       0.000
   800396905        HARRIS MARY T                                        VA              56,800.00      13.800       0.000
   800397887        LIPANI ANNA                                          NY             105,200.00      12.900       0.000
   800401416        MALDONADO CHARLES H                                  GA             121,500.00      10.800       0.000
   800401424        LUTZ RICHARD C JR                                    PA              50,400.00      12.600       0.000
   800402158        PEARCE CRAIG                                         NY             137,700.00      11.850       0.000
   800402349        JEFFRIES BETH A                                      FL              73,000.00      11.990       0.000
   800402927        DETTORRE PASQUALE                                    AZ             188,000.00       9.950       0.000
   800403065        TUCKER JOHN                                          PA              21,700.00      10.500       0.000
   800403297        SLAFMAN DAVID                                        PA              25,000.00      11.000       0.000
   800403511        WHITE JOSEPH                                         MD              31,992.67      13.000       0.000
   800404261        COLLINS DEDRIAH                                      NY             153,000.00      10.300       0.000
   800405250        JONES WALTER J                                       MD              32,992.26      10.450       0.000
   800406399        COOK LAURA                                           FL              67,906.26      10.000       0.000
   800406506        D'ARINZO ANTOHNY J                                   NY             108,800.00      11.250       0.000
   800407710        MONTELEONE JAMES P                                   NJ              64,500.00      13.240       0.000
   800408858        CIQUERA LORI R                                       FL              25,580.75      11.200       0.000
   800408874        POUGH JERRY L                                        GA              95,200.00      11.900       0.000
   800409039        MANTA DARLENE                                        NY             141,469.01      10.990       0.000
   800409294        MELERO SOEL                                          NY             107,100.00      11.850       0.000
   800409633        NGUYEN LIEN VAN                                      PA              19,931.84       9.550       0.000
   800410037        ADIGUN ANTHONY A                                     DC             110,500.00      10.050       0.000
   800412074        SARGEANT JOYCE                                       NY              60,000.00      10.950       0.000
   800412579        BAKER KARL R                                         MO              40,408.03      10.800       0.000
   800413601        PARCHEN RAYMOND C                                    NY             174,250.00      12.700       0.000
   800413700        BRITT HENRY                                          FL              12,227.71      10.200       0.000
   800414146        WARREN RONALD V                                      NC              82,450.00      13.000       0.000
   800415622        WETHERELL CLARENCE PETER                             FL              57,800.00      10.550       0.000
   800417149        LEHMAN META                                          FL              39,750.00      10.400       0.000
   800417800        CRAFT GABRIELLA                                      GA              69,700.00      11.900       0.000
   800418816        STEVENSON CRAIG S                                    FL              63,500.00      10.600       0.000
   800419665        SMITH MARILYN T                                      FL             103,213.74      10.600       0.000


                                                                                                              Page 4 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800419673        BENSON DEBRA A                                       CO             104,800.00      11.500       0.000
   800420788        BECKFORD JOAN E                                      RI              32,300.00      11.750       0.000
   800421646        BROWN KAREN                                          NY             184,448.37      12.100       0.000
   800423303        KUDDES SANDRA G                                      UT              88,000.00      13.800       0.000
   800425795        RISSEEUW ISAAC M                                     OR             100,000.00      10.250       0.000
   800426819        SWINTON JOHN W                                       NY              31,500.00      11.250       0.000
   800427544        LAMUN ROBERT E                                       NV             134,000.00      12.500       0.000
   800427627        KING PHAULS L                                        FL              24,000.00      12.100       0.000
   800429102        RUDY JAY N                                           PA             118,800.00      11.800       0.000
   800429292        ZEBERLEIN MICHAEL                                    MD              52,481.07      10.950       0.000
   800430506        PALLADINO MICHAEL                                    PA              51,920.00      10.500       0.000
   800432122        WOODGATE JAMES CLIFTON                               TN              44,000.00       9.150       0.000
   800432460        TURNER JUANITA                                       MD             135,000.00      10.990       0.000
   800432817        CATO RICKEY                                          GA              30,750.00      12.250       0.000
   800433070        ST ROSE LAVERN A                                     NY              75,600.00      10.800       0.000
   800434300        HOWELL GEORGE JR                                     PA              54,000.00       9.400       0.000
   800434409        PEREIRA JOSEPH M                                     MA             157,500.00      10.550       0.000
   800437071        CLAYTON ULISHES                                      NV              81,000.00       9.990       0.000
   800437162        MATHEWS DIANA D                                      NC              76,000.00      14.400       0.000
   800438202        CHOMINSKY HARRIET S                                  FL              53,550.00       9.550       0.000
   800438301        SAXON ROBERT E                                       NJ             144,000.00      10.550       0.000
   800438400        GOSS ROGER L                                         NV              80,500.00       9.150       0.000
   800438905        GENTHER CHRISTOPHE RAYE                              MI              61,000.00       9.900       0.000
   800438921        CASEY SADIE E.                                       TN              26,625.00      11.000       0.000
   800439168        DESELL ROY J                                         MD             171,013.81       9.750       0.000
   800439218        HENDERSON DENNIS                                     PA             113,400.00      10.300       0.000
   800439283        DIENST JOHN P                                        PA              23,900.00      11.650       0.000
   800439580        SCHARTNER ALICE M                                    PA              64,000.00       8.800       0.000
   800439630        JONES EDWARD W JR                                    PA              61,742.11      10.650       0.000
   800439663        NIEVES RICHARD                                       GA              86,600.00      10.000       0.000
   800440182        DEAS MARVIN                                          SC              74,800.00      11.750       0.000
   800440505        HUBBS JUDI M                                         CA              24,000.00       9.400       0.000
   800441602        BARRINER FREDDIE L                                   FL              48,400.00       9.050       0.000
   800441974        WASHINGTON BETTY J                                   PA              29,750.00      11.150       0.000
   800443038        IVORY DAN                                            FL              44,100.00      11.050       0.000
   800443442        GIORGIONE RITA                                       NY              63,870.06      10.600       0.000
   800443830        DROZD BONITA                                         PA              44,000.00      13.250       0.000
   800443863        HEFFRON ANDREW                                       MD              43,400.00      13.350       0.000
   800444200        IANNACCHIONE CARI H                                  UT              43,200.00      11.250       0.000
   800444366        WALLEN JOSEPH A II                                   PA              60,179.85      11.050       0.000
   800444606        PARTRIDGE RALPH S                                    NY             121,550.00       8.900       0.000
   800445553        WISE HAROLD T                                        NC              40,000.00      11.200       0.000
   800445736        BOURGEOIS TODD J                                     FL              48,000.00      12.750       0.000
   800445819        PRESSEAU BEVERLY A                                   FL              61,107.45       9.500       0.000
   800448334        CRUZ YOLANDA                                         RI              45,500.00      11.750       0.000
   800448755        MORGAN CHARLES R                                     NM              37,400.00      12.250       0.000
   800449183        SCHROEDER WILLIAM HENRY                              FL              68,800.00      10.900       0.000
   800450033        PATTERSON SHANNON                                    FL              64,000.00      11.800       0.000
   800450074        PARKER LARRY JAMES JR                                NC              54,825.00      10.750       0.000
   800450090        VICKERY ERNEST C                                     NY              67,800.00       9.800       0.000
   800450140        WERT CLARENCE L                                      MI              72,250.00      11.650       0.000
   800450264        SITARIK THOMAS E                                     PA              64,000.00      11.000       0.000
   800450298        SWIRYNSKY SHERRY                                     OH              46,903.18      10.350       0.000
   800450728        VIVELO PASQUALE A.                                   NY             125,000.00      10.550       0.000
   800451122        SIEWSANKAR DOODNATH                                  NY             171,000.00      11.850       0.000
   800452963        JOHNSON FRANKLIN                                     FL              41,650.00      11.000       0.000
   800453656        WHEBY DONALD B                                       NY              88,000.00      10.600       0.000
   800454373        KEEBER BETHANIE BARTON                               FL              53,550.00       9.990       0.000
   800454464        FALODUN BEATRICE                                     DC             101,150.00      11.900       0.000


                                                                                                              Page 5 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800454472        AKINLOSOTU HENRY                                     DC             110,500.00      11.050       0.000
   800454605        GILLIAMS TYRONE D                                    NC              63,350.00      11.400       0.000
   800454712        MARCH CHARLES N                                      NY             100,000.00      10.300       0.000
   800454811        THOMAS DOLORES                                       NJ             126,000.00       9.550       0.000
   800455693        BOSLEY THOMAS M                                      FL              24,200.00      12.000       0.000
   800455933        VITA JAMES                                           NY             161,250.00      11.000       0.000
   800458234        BROWN RUSSELL LEE SR                                 FL              44,000.00      11.800       0.000
   800458267        BYRAM IDA P                                          CT              99,150.00      11.750       0.000
   800459885        AMATO JOHN R                                         NY             124,000.00      10.150       0.000
   800461204        MAGILL THURSTON                                      NY              47,590.81      14.440       0.000
   800461469        LOCKETT EVA J                                        FL              88,000.00      12.250       0.000
   800462509        BENTRUP RUDOLPH L                                    MO              51,961.00       9.300       0.000
   800462806        EHOUSSOU MATHIAS D                                   GA              51,000.00      12.000       0.000
   800462939        GOODWIN JOHN                                         FL              47,000.00       9.990       0.000
   800462947        GOODWIN JOHN                                         FL              47,000.00       9.990       0.000
   800463507        HARVEY GLADINE                                       MD              51,000.00       9.550       0.000
   800463994        LLOYD MARY F                                         FL              32,345.21      11.990       0.000
   800465304        MILBY KATHLEEN                                       FL              45,700.00      11.750       0.000
   800465783        JOHNSON DEON                                         GA              68,850.00      11.900       0.000
   800466013        LESTER JUANITA D                                     FL              60,000.00      13.000       0.000
   800466161        MAKOS GARY L                                         PA              60,000.00      10.050       0.000
   800466559        WHELPLEY JANET C                                     FL              85,000.00      11.500       0.000
   800467276        CHAVEZ VERNA J                                       NM              63,375.00      12.750       0.000
   800468225        ERCUL ALEXANDER P JR                                 CO              80,971.35      11.050       0.000
   800468977        RICHARDSON B KAREN                                   NC              26,000.00       9.900       0.000
   800469132        O'NEAL DREW                                          NY             102,400.00      13.250       0.000
   800469140        YOUNG GLEN JR                                        FL              68,000.00      12.500       0.000
   800469876        HILL ANITA L                                         GA              50,000.00      11.000       0.000
   800470502        BOGDAN ANDREW                                        MD              44,625.00      11.150       0.000
   800470593        POTTER CHARLES V                                     NY             154,000.00       9.900       0.000
   800470692        NICKSON RAMONA C                                     FL              76,500.00      12.750       0.000
   800470866        REGINA EDWARD JOSEPH                                 PA              56,100.00      12.990       0.000
   800470924        WILSON BERNARD                                       NY              68,000.00       9.550       0.000
   800471823        RAPPA MARK                                           NY             112,000.00      12.850       0.000
   800471849        CRAIN WILLIAM D                                      CT             160,000.00       9.750       0.000
   800471955        TOWNSEND WILLIAM H JR                                TX              28,000.00      10.500       0.000
   800472011        UTRERAS BLANCA E                                     FL              54,000.00       9.990       0.000
   800472078        CURRY DENNIS ONEAL                                   FL              62,100.00      10.800       0.000
   800472086        FEMENIA ELISSA MARIE                                 CT             100,000.00      10.250       0.000
   800472185        CRAWLEY CLEETTA                                      FL              31,680.00      10.990       0.000
   800472201        ARGUETA NAHUM E                                      NY             132,000.00      13.400       0.000
   800472292        CHAPMAN ESTHER GRAY                                  GA              54,000.00       9.550       0.000
   800473266        ASHAR CHARU V                                        NY             108,000.00      12.650       0.000
   800473647        BRINGEDAHL ALLEN D                                   MI              55,200.00      13.350       0.000
   800474843        MARIN ROBERT H                                       NY              91,500.00      12.000       0.000
   800474967        WAGNER ORVILLE B                                     PA              14,400.00      10.300       0.000
   800475683        BANKS-JONES ANGELA                                   NY              72,000.00      10.050       0.000
   800475709        BANKS-JONES ANGELA                                   NY              80,000.00      10.050       0.000
   800477127        TOWNSEND WILLIAM H JR                                TX              25,188.39      10.500       0.000
   800477176        VAKA PETER R                                         CO             204,000.00      11.250       0.000
   800477309        STALEY JEROME N                                      PA              21,000.00      10.550       0.000
   800477358        SULAJ YLLI                                           PA              85,600.00      10.250       0.000
   800478067        TURNER DONALD                                        PA              24,850.00      11.750       0.000
   800478216        DORMAN LINDA GAYLE                                   NC              69,000.00      10.150       0.000
   800478455        DAVIS GEORGE M                                       NY             100,000.00      10.700       0.000
   800478844        CARTER HUGH                                          NY              72,000.00       8.650       0.000
   800478901        CARTER HUGH                                          NY              80,000.00       8.650       0.000
   800480329        BRETZ MARK E                                         MO              66,475.00       9.300       0.000
   800480386        CARBONETTI MICHAEL                                   PA              22,500.00      11.000       0.000


                                                                                                              Page 6 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800480428        MANDELARO PAUL J SR                                  PA              33,660.00      11.500       0.000
   800480451        JOHNSON OLUSEAUN                                     DC             100,300.00      11.650       0.000
   800480618        WILLIAMS DONALD R                                    GA              77,600.00       9.400       0.000
   800481442        TORIBIO MANUEL D                                     FL              41,600.00       9.500       0.000
   800481509        EDWARDS MARY                                         NY              42,000.00      10.150       0.000
   800482150        HORAN TIMOTHY J                                      CT             122,900.00      11.000       0.000
   800482556        RANDOLPH DELRINE                                     PA              39,100.00      10.800       0.000
   800482572        RINGGOLD JOHN                                        PA              33,150.00      12.500       0.000
   800482671        LIBERATORE PAUL J                                    MO             194,900.00       9.650       0.000
   800485682        THOMPSON BRIAN R                                     FL              85,000.00      10.750       0.000
   800485773        POWELL DOLORES T                                     SC              74,500.00       8.700       0.000
   800486532        FAGUNWA MOSES                                        DC             111,600.00      10.800       0.000
   800487142        SIZEMORE WAYNE D                                     FL             120,000.00       9.150       0.000
   800488082        RAMSEY BERNIECE V                                    FL              32,000.00      10.750       0.000
   800488298        PARKER JOHNNIE E                                     NC              67,000.00      11.850       0.000
   800488900        MCKINNEY VICKI L                                     FL             128,000.00      10.990       0.000
   800490161        BANKS CANDACE S                                      FL              55,250.00       9.300       0.000
   800490542        BUTLER ALPHONSO                                      FL              26,250.00      11.750       0.000
   800490815        WILLIAMS WARREN BRUCE                                UT              80,000.00      11.900       0.000
   800491367        RAWLINSON SYLVIA M                                   MD              34,500.00       9.650       0.000
   800492498        BARTLETT KIM LOUIS                                   FL              23,000.00      10.750       0.000
   800493660        DONAGHUE WESLIE                                      FL              51,000.00       8.650       0.000
   800493777        BUNTON CHARLES                                       NY              55,000.00      10.750       0.000
   800493983        MBANEFO VINCENT                                      DC              85,500.00      10.650       0.000
   800497372        JONES TOMMIE                                         FL              47,200.00      13.250       0.000
   800501371        CLATTERBAUGH DANIEL                                  PA              86,400.00       9.375       0.000
   800502296        MARTINEZ BARBARA T                                   CO             112,625.00      11.750       0.000
   800502536        PRINCE RICHARD                                       FL              41,600.00      10.300       0.000
  5000000157        DENNIS HATTIE LEE                                    FL              49,900.00      12.825       0.000
  5000000199        CORSON SHIRLEY A                                     FL              62,200.00      10.780       0.000
  5100000214        CORRIS RAYMOND J                                     WA             127,401.00      10.675       0.000
  5100000594        VAN GORDON OPAL                                      OR              81,153.00      12.810       0.000
  5100000644        QUARLES WILLIAM                                      WA             184,000.00      10.525       0.000
  5100000743        EDDY DUANE R                                         WA             116,600.00       9.720       0.000
  5100001642        FEIL GUY W                                           WA             113,100.00       9.320       0.000
  5100002186        GIX ROBERT H                                         WA              78,300.00      11.625       0.000
  5100002269        ENGH GARY R                                          WA              65,692.00      11.375       0.000
  5100002640        WELLS MARILYN J                                      OR              81,345.00       9.320       0.000
  5100002863        ENBYSK BRENT W                                       OR              91,810.00       9.670       0.000
  5100003200        JOHNSON JUDIE                                        WA             102,073.00      11.990       0.000
  5100003267        WEST JOHN CARL                                       WA             107,200.00      13.490       0.000
  5100003499        BITTERMAN ERMA L                                     OR              52,100.00      10.640       0.000
  5100003580        HOCHSTEDLER GENE H                                   WA              49,400.00      11.275       0.000
  5100003804        DODSON JAMES H                                       OR             108,500.00      10.840       0.000
  5100004422        HOPKINS ALAN E                                       OR             106,500.00       9.125       0.000
  5100004505        POTTER THOMAS LEROY                                  OR              58,700.00      11.375       0.000
  5100004844        RODERICK MICHELE S                                   WA              56,300.00      12.375       0.000
  5100005049        DOSTIE FRANCIS J                                     MA              72,600.00       9.775       0.000
  ------------------------------------------------------------------------------------------------
  Loans in Servicing not yet tagged for sale                            341          24,129,587.07

   106156844        SHELLEY COLBERG                                      IL              25,200.00      12.350       0.000
   106156872        HORN SUE ANN                                         MI              44,000.00      10.500       0.000
   106157861        KENSA FLORIAN                                        MI              26,800.00      14.140       0.000
   106159724        VANBUREN PHILIP D.                                   MI              28,000.00       9.250       0.000
   800345134        FROHLICH EDWARD                                      FL             109,600.00       9.350       0.000
   800350969        EDWARDS DAVID JR                                     MD             161,500.00      12.500       0.000
   800359341        YOUNG TERRY D                                        NY              22,950.00      10.850       0.000
   800396319        DEDEN OLIVER W                                       CO              82,000.00      10.700       0.000
   800426579        DILL GRACE M.                                        NC              65,500.00      10.200       0.000


                                                                                                              Page 7 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800427742        RAMOS RENATO C                                       NJ             120,000.00      10.850       0.000
   800437105        JOHNSON SR DONALD S                                  DC              78,000.00      11.700       0.000
   800455792        COCKRUM DOUGLAS B                                    WA             144,500.00       8.800       0.000
   800473415        WILSON LINDA L                                       FL              36,800.00      13.000       0.000
   800473993        CASTRO SYLVIA M                                      AZ              49,500.00      10.800       0.000
   800480162        TORRANCE ALLEN D                                     PA              18,200.00      12.500       0.000
   800495376        MACDONALD TIMOTHY M                                  PA              92,000.00       8.900       0.000
   -----------------------------------------------------------------------------------------------
   Loans Funded and not yet in Servicing                                 16           1,104,550.00
   Total Fixed Rate Loans Funded and Available: Sub-Pool I              357          25,234,137.07


                                                                                                              Page 8 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
 SUB-POOL II:  FIXED RATE LOANS AVAILABLE FOR SALE
 -------------------------------------------------
   106139634        WALKER CHARLES R                                     UT              27,584.55      15.350       0.000
   106148941        WOOLLEY DONALD R                                     AZ              15,757.26      12.900       0.000
   106151066        SMITH RUSSELL A                                      UT              24,956.24      13.100       0.000
   106151595        CASE TRACY L                                         OR              35,971.84      13.875       0.000
   106151838        ELMER JAMES                                          AZ             128,256.65      12.100       0.000
   106152139        DIPASQUALE MICHAEL D                                 AZ              15,983.84      12.500       0.000
   106152617        CHANDLER JOSEPH P                                    NJ             174,708.07      13.450       0.000
   106152710        REMINDER ROBERT LEO                                  AZ              16,914.13      12.950       0.000
   106153237        INGERSOLL BRADLEY J                                  MN              67,200.00       9.570       0.000
   106153522        JOCHUM KENNETH                                       MN              35,000.00      12.275       0.000
   106153606        SINGLETON FRANKLIN                                   NY              93,700.00      14.300       0.000
   106153711        ZIELINSKIE JOSEPH H                                  NJ             193,600.00      12.125       0.000
   106153921        ODMAN GARY J                                         MN              55,700.00      10.375       0.000
   106153991        BARTZ FRANK C                                        IN              27,005.26      12.625       0.000
   106154058        SAGE PETER KEVIN                                     IN              33,500.00      12.525       0.000
   106154108        HUDSON PHYLLIS J                                     MN              79,800.00      12.375       0.000
   106154159        SCHMID THOMAS C                                      OH              61,600.00      14.650       0.000
   106154187        GREENO DANIEL ERIC                                   MN              10,000.00      11.875       0.000
   106154257        ROSS DENNIS R                                        WI              26,700.00      11.490       0.000
   106154447        CRIPE KEVIN B                                        IN              32,000.00      14.625       0.000
   106154537        BODENCHAK DAN F                                      NJ              75,600.00      11.275       0.000
   106154540        CACCAMISE JAMES A                                    NY              55,250.00      11.125       0.000
   106154577        REEVES WILLIAM DEAN                                  IN              20,600.00      10.875       0.000
   106154618        MCNALLY JOSEPH D                                     IN              69,300.00       9.000       0.000
   106154646        KORSMO DANIEL G                                      WI              31,400.00      10.375       0.000
   106154728        GRAMINSKE CONNIE L                                   WI              15,000.00      12.375       0.000
   106154737        PIKE JAMES D                                         WI              38,900.00      11.125       0.000
   106155016        POWELL ANNA M                                        OH              17,500.00      12.025       0.000
   106155038        STOCKTON BENJAMIN E                                  IN              11,600.00      11.375       0.000
   106155040        WHITE EVA M                                          KY              28,700.00      12.875       0.000
   106155049        SCHWEITZER LEN E                                     KY              28,000.00      11.625       0.000
   106155066        SCHALOW DIANA                                        WI              23,400.00      12.750       0.000
   106155145        KLIEFOTH MARY E                                      WI              32,000.00      11.875       0.000
   106155148        CARROLL LAURA MAE                                    IN              15,162.07      11.625       0.000
   106155149        JOHNS CHARLES R                                      IN              37,900.00      12.375       0.000
   106155164        OBENAUER DENNIS W                                    WI              33,700.00      10.625       0.000
   106155169        SCHWENKE LINDA L                                     WI              31,400.00      12.375       0.000
   106155200        LANGE JEFFREY R                                      WI              36,100.00       9.000       0.000
   106155370        PEGG JACK F                                          IN              22,000.00      11.750       0.000
   106155443        GROSLIE DEWEY L                                      WI              30,700.00      12.625       0.000
   106155445        FASSETT DONALD C                                     MN              64,500.00       9.320       0.000
   106155452        GRAMS SCOTT K                                        MN              26,300.00      12.375       0.000
   106155465        THOMAS PATRICK L                                     IN              30,300.00      12.375       0.000
   106155497        DEVEAUX JOHN C                                       IL             146,715.08      12.350       0.000
   106155528        BRAUNE JANICE K                                      WI              28,873.98      12.625       0.000
   106155619        PROVENZANO NICHOLAS SR                               WI              26,000.00      11.125       0.000
   106155640        GARTON LEE R                                         IN              25,735.00      12.140       0.000
   106155641        DEBOER MARVEL F                                      IN              87,200.00       9.320       0.000
   106155756        BRECHTEL CRAIG D                                     IN              71,083.52       9.445       0.000
   106155821        EISELE NANCY                                         WI              29,200.00      10.625       0.000
   106155827        DICKINSON CAROL                                      IN              66,600.00      11.625       0.000
   106155867        RICCO SEBASTIAN                                      OH             101,055.65      11.100       0.000
   106155874        HUFFMAN JILL                                         IN              16,000.00      12.875       0.000
   106155934        DACRES COLIN O                                       NY              25,000.00      10.300       0.000
   106155952        HUGHES BARBARA                                       IN              34,300.00      13.740       0.000
   106155960        DVOJACKI RONAULD R                                   IN              31,000.00      11.625       0.000
   106156042        TEMPLE ROSEMARIE J                                   IN              15,800.00      11.625       0.000


                                                                                                              Page 9 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   106156044        KOCS KATHERINE J                                     WI               9,400.00      13.990       0.000
   106156189        DUXBURY DUANE J                                      NY              16,900.00      10.625       0.000
   106156216        REDDEN CARMEN                                        IN              28,800.00      12.625       0.000
   106156257        KERITY ABRAHAM                                       NY             217,000.00      11.350       0.000
   106156292        BELL MURELIN                                         IL              13,259.27      11.800       0.000
   106156300        WILSON DANNY LEE                                     MN              21,000.00      11.625       0.000
   106156343        BURGASSER ELIZABETH JEAN                             NY              49,900.00      13.625       0.000
   106156378        DAVIS DENNIS ALAN                                    WI              34,000.00      10.625       0.000
   106156453        HADLEY CHARLES                                       IL             270,000.00      13.350       0.000
   106156489        ALTIERE DONNA L                                      IN              34,000.00      12.625       0.000
   106156496        SCHIFF SILKE S                                       TN              22,500.00      11.625       0.000
   106156507        BOWERLY MONA L                                       IN              31,200.00      11.625       0.000
   106156569        ROBINSON BARBARA J                                   IL             109,593.75      12.900       0.000
   106156574        HERITAGE PRO PERTIES LT D                            NY             305,000.00      11.200       0.000
   106156599        FENRICH WILLIAM G JR                                 WI              40,100.00      11.875       0.000
   106156605        LONGS CURTIS                                         WI              17,600.00      12.250       0.000
   106156608        ENGLAND CAROLYN A                                    IN              51,900.00      11.875       0.000
   106156612        MACK LAWRENCE E                                      IN              31,400.00      10.625       0.000
   106156614        MCKINNEY ALICE M                                     TN              21,000.00      10.775       0.000
   106156638        BLOCK MARVIN H                                       WI              35,800.00      10.625       0.000
   106156642        BETSON MARIA VINEYARD                                TN              72,600.00       9.445       0.000
   106156646        MILLER NATHAN D                                      IN              11,899.16      11.275       0.000
   106156647        MADSEN JEFFREY Q                                     MN              24,800.00      11.625       0.000
   106156650        NESS DELORES M                                       MN              18,000.00      12.375       0.000
   106156662        LACKOVIC MARY E                                      WI              26,000.00      12.750       0.000
   106156665        JABLONSKI ROBERT J                                   WI              20,300.00      10.875       0.000
   106156748        GUTSCHOW JULIA M                                     WI              72,400.00       9.445       0.000
   106156751        WHITMAN CHARLES E                                    WI              59,500.00       9.445       0.000
   106156754        SCHMIDT DENISE M                                     WI              52,000.00       9.445       0.000
   106156807        GORDON STUART                                        NY              96,400.00      12.625       0.000
   106156836        RIDGWAY BRET                                         IN              79,200.00       9.445       0.000
   106156837        RIDGWAY BRET                                         IN              17,000.00      10.625       0.000
   106156893        CAMPBELL ELI                                         IL             160,358.34      12.100       0.000
   106156900        LORGAN EDWARD R                                      NY              44,800.00       9.625       0.000
   106156904        CONNER LORETTA                                       NJ              19,600.00      10.775       0.000
   106156905        BAYE HOWARD E                                        NY              39,600.00      10.625       0.000
   106156934        PARKS DAVID N                                        TN              40,700.00      12.875       0.000
   106156949        WRIGHT MICHAEL R                                     IN              13,000.00      13.625       0.000
   106156953        HOOKER MICHAEL A                                     WI              27,400.00      12.875       0.000
   106156959        LUCAS VANESSA LYNN                                   WI              20,800.00      12.625       0.000
   106157017        GREATHOUSE CONNIE                                    KY              18,700.00      11.390       0.000
   106157149        KILFOYLE DANIEL                                      NY              24,827.94      10.425       0.000
   106157160        STREBLOW LLOYD H                                     WI              28,000.00      10.875       0.000
   106157161        SHARP JEFFREY S                                      KY              23,000.00      11.625       0.000
   106157165        BENDELE PATRICK                                      IN              10,000.00      12.390       0.000
   106157176        KING GORDON P                                        WI              21,800.00      11.625       0.000
   106157216        ANTHONY LOUIS JOSEPH                                 CT             550,000.00      11.500       0.000
   106157225        LACKIE MICHAEL J                                     NY              32,900.00      10.625       0.000
   106157264        BELL MICHAEL D                                       OH              28,000.00      13.500       0.000
   106157271        NIX DAVID F                                          TN              23,100.00      12.625       0.000
   106157318        RUTA JOAN                                            NJ              34,500.00      11.875       0.000
   106157319        MCCONNELL GREGORY A                                  NY              62,200.00       9.000       0.000
   106157320        KOONS FREDERICK C                                    NY              61,800.00      10.625       0.000
   106157324        REID HENRY W                                         MI              29,792.27      10.200       0.000
   106157352        STOGSDILL SHERMAN JR                                 IN              68,000.00       9.195       0.000
   106157572        FRITSCH GREGORY E                                    WI              16,300.00      13.375       0.000
   106157573        DOUWSMA KAREN S                                      IN              17,187.02      10.740       0.000
   106157579        WEINKE CAROLYNN A                                    WI              25,300.00      11.975       0.000
   106157582        WATSON DOROTHY KAREN                                 IN              33,100.00      12.500       0.000


                                                                                                             Page 10 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   106157611        LANE CHARLENE R                                      IN              64,900.00       9.320       0.000
   106157613        SMILEY CLYDE ALLEN                                   IN              18,700.00      10.875       0.000
   106157644        CLEMENTS PHILIP J                                    WI              26,800.00      12.500       0.000
   106157651        VANDERMOLEN JEFFREY S                                WI              25,000.00      12.250       0.000
   106157657        TEASDALE DAVID A                                     IN              82,400.00       9.320       0.000
   106157684        LERCH ARLAN F                                        WI              33,300.00      12.275       0.000
   106157734        ALESSI ROSEMARIE                                     NY              18,700.00      10.375       0.000
   106157735        LINDSTROM RANDI E                                    NJ              15,500.00      11.375       0.000
   106157738        BOSS ALEX                                            NY              21,300.00      12.240       0.000
   106157755        MENZER LAWRENCE                                      NY              63,800.00      12.750       0.000
   106157825        FERDINARDO TINA                                      IL              21,500.00      11.050       0.000
   106157834        HITZ ROBERT D                                        IN              52,800.00       9.125       0.000
   106157909        STEPHENS JOSEPH F                                    NY              29,500.00      10.625       0.000
   106157961        DRAUGHON ANTHONY R                                   IN               7,936.45      12.240       0.000
   106158004        ARMAND JOUVENEL                                      IL             108,880.57      11.950       0.000
   106158028        MOYLAN KEITH                                         NY              18,600.00      10.625       0.000
   106158124        MILLER PATRICIA B                                    CO              25,275.54      11.600       0.000
   106158137        HALAS KRISTI                                         OH              14,700.00      12.750       0.000
   106158145        BYNUM OSBAN W JR                                     NY              30,100.00      10.875       0.000
   106158229        FLYNN KEVIN                                          NY              27,300.00      11.625       0.000
   106158303        PERKINS MAE W                                        OH             105,000.00      10.700       0.000
   106158325        TOKARSKI NORBERT                                     IL              26,000.00      10.750       0.000
   106158351        STRILECKY PHILIP D                                   TN              50,000.00      10.625       0.000
   106158495        INMAN LOWELL GREGG                                   IN              17,659.81      12.390       0.000
   106158635        CHOI W LAVAUGHN                                      IN              30,500.00      11.000       0.000
   106158703        MARINCIC MARK ALBERT                                 IL              32,000.00      10.300       0.000
   106158714        WILSON JACKIE RAMSEY                                 IN              44,400.00      11.550       0.000
   106158729        EVERETTE ELIGHER L                                   IL              86,100.00      13.450       0.000
   106158752        MEISCH CAROLE A                                      IL              44,800.00      10.900       0.000
   106158806        LEVITANSKY YEHUDA M                                  OH             192,500.00      12.950       0.000
   106158831        MILLER HAROLD                                        WI              53,900.00      11.150       0.000
   106159102        HOLBROOK BILLIE RAY                                  OH              77,400.00      10.125       0.000
   106159162        CASTREJON SALVADOR                                   IL              32,000.00      11.300       0.000
   106159255        FITZPATRICK RICHARD C                                IN              27,300.00      11.425       0.000
   106159304        PHILAVONG KHAMPHAENG                                 IL             131,700.00      11.500       0.000
   106159308        HAMILTON RICHARD T                                   MN              29,400.00      12.250       0.000
   106159310        ERNST NAOMI A                                        MN              32,500.00      12.500       0.000
   106159327        WARE WAYNE                                           IL             392,500.00      15.500       0.000
   106159367        FIRAK JULIUS J                                       IL              15,951.02      12.700       0.000
   106159621        FELTEN RUSSELL G                                     MN              22,100.00      12.750       0.000
   106159643        PICADO RONALD                                        IL             193,900.00      12.600       0.000
   106159733        NAGEL BETTY                                          IL             481,800.00      11.500       0.000
   106159770        BROWN THERESA                                        IL              22,000.00      10.750       0.000
   106159855        SHELTON JACK E                                       WI              64,100.00      13.100       0.000
   106160254        DE RUYTER                                            NY              59,500.00       8.625       0.000
   106160498        HARSHMAN STEVEN M                                    MN              79,000.00       9.650       0.000
   106160523        AHEARN MARK                                          NY              34,000.00      10.625       0.000
   106160538        PETERS ROBERT J                                      IL              30,000.00      10.250       0.000
   106160610        SLEBIODA DENNIS H                                    NY              17,100.00      10.250       0.000
   106160720        BARNHOUSE BARBARA J                                  IL              64,800.00      10.750       0.000
   106160936        CECIL JOANN                                          IN              18,200.00      13.750       0.000
   106160964        MIDDLEBURY INVESTMENT  CO                            CT             210,000.00      10.700       0.000
   800057721        ARMSTEAD DAVID JR                                    NY              89,289.12      12.600       0.000
   800077034        YANES JOSE ANTONIO                                   NY             187,945.26      12.250       0.000
   800085797        JUMP ROBERT G                                        FL              23,305.68      12.750       0.000
   800101123        JONES ALVIN H                                        MD              49,070.05      10.500       0.000
   800103350        MELENDEZ MARIA                                       NJ              88,506.37      12.250       0.000
   800139073        GONZALEZ JOSEPH D                                    NY             282,233.86      10.750       0.000
   800149056        BALYOZIAN CHARLES J                                  MA              34,800.00      12.000       0.000


                                                                                                             Page 11 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800172413        HARTKE JEFFREY S                                     NJ              94,998.42      11.800       0.000
   800174062        DIPAOLO ANNETTE                                      NJ              28,040.89      11.850       0.000
   800177818        ARANGO CARMEN BORGES                                 NY              49,985.69      12.000       0.000
   800181869        PHILPOT THEODORE JR                                  NY             248,482.88      11.900       0.000
   800210742        SHIN TAE KUK                                         NY              99,980.71      13.750       0.000
   800216723        GARNER JAMES C                                       MD              28,493.79      12.050       0.000
   800228603        JUN CLARA KEUM J                                     NY              48,778.41      10.750       0.000
   800230161        DAILEY ROBERT S                                      PA              24,142.73      11.400       0.000
   800231664        DISTANT LORENZO                                      NY             155,700.00      12.100       0.000
   800234379        KAYE MARILYN                                         NY              50,900.00      13.700       0.000
   800234742        LEVIT LEONID                                         NY             127,803.71      12.990       0.000
   800235616        TAERSTEIN ELI                                        NY             113,777.91      12.250       0.000
   800236010        WRIGHT JOHN MACK                                     FL              22,497.67      14.200       0.000
   800256307        KOL ARON                                             NY              49,422.41      12.250       0.000
   800267015        TRAKANSOOK DEGHUNDIT                                 NY             136,000.00      13.650       0.000
   800276966        ZOBEL HILLER B                                       MA              99,741.10       9.750       0.000
   800287807        TAYLOR ALLAN L                                       UT              15,888.09      12.600       0.000
   800291429        SCARBROUGH JOHN R                                    FL              22,974.49      14.000       0.000
   800292278        PRICE TERRY B                                        UT              16,150.00      11.600       0.000
   800292500        SMITH KATHRYN                                        DE             241,400.00      11.500       0.000
   800293144        WADE EVERETT RUSSELL                                 MD              72,942.50      12.250       0.000
   800296360        MURDOCK SHAWN PATRICK                                UT              50,776.00      11.450       0.000
   800297350        SHEPHERD BILL A                                      CO              72,680.00      11.350       0.000
   800299463        JUBINA STEPHEN P                                     CA             110,000.00      12.850       0.000
   800300725        CHARLES RUBY E                                       GA              11,090.50      12.625       0.000
   800302549        DOSCHER FREDERICK L                                  NY              23,000.00      11.800       0.000
   800303810        DAVIS THOMAS M                                       WA              16,029.32      10.900       0.000
   800305013        HACKMAN SUSAN                                        ID              39,000.00      12.375       0.000
   800307027        TURNER JAMES D                                       UT              22,739.90      11.150       0.000
   800307217        PETROSKY WILLIAM J                                   FL              78,500.00      12.450       0.000
   800311730        BARDIN JEFFREY E.                                    CA              24,100.00      12.100       0.000
   800312571        MARCECA ANGELO                                       NY              35,000.00      13.150       0.000
   800314171        GREGORY STEPHEN R.                                   MO              28,954.65      11.150       0.000
   800314411        NARCISSE ROSETTE                                     NY             234,785.17      10.900       0.000
   800314627        ROLPH JOHN J                                         UT              15,346.00      11.550       0.000
   800315350        VONK RICHARD                                         UT              34,630.10      10.100       0.000
   800316663        DOUGLAS CALVIN                                       NY             233,100.00      11.950       0.000
   800316671        JENNERJAHN JULIE                                     NM              53,900.81      12.900       0.000
   800320103        MARSHALL TIMOTHY B                                   OR              33,250.85      13.100       0.000
   800320293        HALVICK RAYMOND M                                    FL              11,355.95      10.900       0.000
   800320822        DEJNO KIM A                                          MN              19,435.73      11.400       0.000
   800322554        TALBOTT-MERR MARJORIE L.                             FL              33,756.00      12.000       0.000
   800324899        ANTOSH CHRISTINE A.                                  AZ              24,117.15      10.450       0.000
   800325813        KERNBERG MARTIN E.                                   CA             109,350.00      12.900       0.000
   800327975        IMADA JOHN ALLEN                                     UT              18,100.00      14.350       0.000
   800328452        SPARACINO FRANCES                                    NY             125,000.00      10.600       0.000
   800328759        VALENTI RALPH                                        NY              50,000.00      11.550       0.000
   800329732        VOORHEES KELLY R                                     UT              14,000.00      12.300       0.000
   800329799        PINA MARGARET                                        RI              59,237.83      11.500       0.000
   800331159        PATTON KENNETH C                                     NY              71,950.00      14.350       0.000
   800334062        MCKILLOP THOMAS C                                    PA              50,500.00      10.650       0.000
   800334138        CONTE FRANK                                          NY              50,000.00      12.850       0.000
   800335226        PRATT STEVEN L                                       UT              35,964.21      11.250       0.000
   800336323        DELMAZIO PHILIP S.                                   CT              67,596.53      10.850       0.000
   800338295        DRAGO STEPHEN J                                      NY             127,718.68      10.250       0.000
   800338568        LARSEN MURRY D                                       ID              27,170.00      15.150       0.000
   800339491        VARCIANNA HEZEKIAH                                   NY             203,502.24       9.990       0.000
   800339996        ESCOBAR AMBROSIO                                     VA              34,671.51      11.850       0.000
   800341901        ROMEO RICHARD                                        NY              13,956.37      14.650       0.000


                                                                                                             Page 12 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800341935        DAMIS PIERRE                                         NY             198,000.00      11.900       0.000
   800343519        SMITH WESLEY D                                       MN              33,474.50      11.050       0.000
   800345241        SKOLNEKOVICH IVAN J                                  CO              63,448.96      11.600       0.000
   800345324        STILLINGS JOHN F                                     FL              24,653.76      11.350       0.000
   800345951        EASTGATE TODD A                                      MN              11,825.65      10.900       0.000
   800346314        FELICIANO DANIEL                                     NY             163,544.71      11.500       0.000
   800346363        POLVERARI RICHARD F                                  WA              49,934.34      12.950       0.000
   800347528        GROENE DONALD L                                      FL              20,200.00      10.900       0.000
   800349102        BINGHAM DARRELL M                                    UT              11,000.00      15.000       0.000
   800351405        OLMEDA MIGUEL                                        CT              83,362.71      11.200       0.000
   800351884        SYLVAN KAYVAN                                        CA              29,500.00      11.250       0.000
   800352296        PASSERO SALVATORE                                    NJ              12,428.19      12.100       0.000
   800352460        STAVROPOULOS SOTIRIOS                                NY              96,219.99      12.500       0.000
   800352668        LEE CHUNG K                                          CA             117,437.00      12.550       0.000
   800352734        LEE IN YOON                                          NY              50,000.00      11.850       0.000
   800354573        RIDLEY LUCILLE                                       GA              12,896.82      13.050       0.000
   800354839        WEYBURN SCOTT E                                      UT              37,500.00      11.300       0.000
   800354987        FERRAR MICHAEL K                                     AZ             104,900.07      10.600       0.000
   800356180        BROWN PAUL IOHANI                                    UT              11,633.16      13.900       0.000
   800356271        QUINTANAR MICHAEL J                                  CO              45,815.58      13.650       0.000
   800356370        WILLIAMS RANDY SCOTT                                 UT              70,959.43      12.500       0.000
   800356602        ADAMCIK THOMAS                                       AZ              25,900.00      11.500       0.000
   800358103        HOOSEIN FIZAL                                        NY              33,300.00      12.350       0.000
   800359705        JACKSON ALVIN                                        CO              22,000.33      10.900       0.000
   800360422        ERICSON JOHN                                         NY              30,000.00      12.900       0.000
   800360711        BOOTS GLORIA J                                       DE              29,243.79      12.250       0.000
   800362691        BRACE RONALD E                                       FL              19,272.97      11.650       0.000
   800363954        COLELLA DIANE M                                      NV              29,400.00      12.100       0.000
   800364986        NUNES NAIR A                                         GA              21,380.71      12.900       0.000
   800365074        BURR KEVIN C                                         AZ              32,365.00      12.000       0.000
   800365272        BLACKBURN STEPHEN                                    ID              30,746.15      12.875       0.000
   800365983        WILLIAMS ARLENE                                      NY             137,900.00      10.850       0.000
   800366411        JAMES DEVON ANTHONY                                  NY             229,407.99      12.450       0.000
   800366866        BOULLY IRA LEROY                                     CO              39,950.00      12.500       0.000
   800367039        CODY ESTER A                                         CA              41,272.17      11.600       0.000
   800367377        PRICE DENNIS D                                       SC             106,250.00      12.900       0.000
   800367997        CHAPLAIN JOSEPH                                      FL              34,000.00      12.900       0.000
   800368128        PROSSER JAMES D                                      SC              37,443.58      10.700       0.000
   800368359        GONZALEZ EDMUND                                      NY              97,264.05       9.900       0.000
   800372450        FARRELL RACHEL A                                     NY              99,900.00      11.900       0.000
   800373094        WHITE MERRY S                                        UT             111,600.00       8.375       0.000
   800373342        KUNZ STEVEN E                                        UT              36,837.84      11.250       0.000
   800374209        NIELSEN DAVID E                                      UT              61,150.00      12.000       0.000
   800374423        FLEISCHER CARL H                                     GA              99,860.82      11.300       0.000
   800374472        WRIGHT CHRISTOPHE B                                  PA              10,268.41      11.500       0.000
   800375032        MCWILLIAMS JAMES D                                   DC              29,968.52      12.400       0.000
   800375545        GRAHAM TODD T                                        FL              29,450.00      12.250       0.000
   800375719        ELDRIDGE MELVIN E                                    AZ              12,661.06      11.650       0.000
   800375743        HURST IRWIN M                                        FL              13,750.00      13.250       0.000
   800376634        WEE GEOK CHOO                                        CA              46,695.03      11.850       0.000
   800377772        PUCKETT RANDALL G                                    OR              24,954.14      11.600       0.000
   800378226        LEE SAMUEL Y                                         NY              61,897.06      11.250       0.000
   800378838        BEAN RUSSELL L                                       UT              13,066.00      12.950       0.000
   800378853        NELSON TODD A                                        UT              33,000.00      11.000       0.000
   800379745        SMEDSTAD CRAIG M                                     MN              24,965.94      12.950       0.000
   800379778        DURAN SERGIO J                                       CA              21,171.62      11.300       0.000
   800379885        HOSTETLER JAMES                                      OR              35,455.13      11.750       0.000
   800381410        BRASIER RICHARD L                                    CO              82,000.00      13.850       0.000
   800381428        DUGAS GUY M                                          NY              25,000.00       9.400       0.000


                                                                                                             Page 13 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800381881        FORAN DAREN J                                        WA              41,790.00      11.150       0.000
   800381931        ZICARELLI MAURICE J                                  FL              11,884.34      12.750       0.000
   800383374        EASTERS DENNIS J                                     FL              17,000.00      10.600       0.000
   800385072        JOSLYN DOUGLAS S                                     WA              17,000.00      12.875       0.000
   800385635        WECHSLER LEONARD A                                   AZ              53,254.00      11.350       0.000
   800386666        CLARK TONY                                           NJ             166,500.00      12.200       0.000
   800387037        BOLT DOREL O                                         FL              17,181.52      11.150       0.000
   800387631        AILES ROBERT E                                       MD              64,000.00      13.400       0.000
   800388233        RUBY MARIE J                                         NY              56,700.00      12.250       0.000
   800388449        WANLASS AMY J.                                       UT              17,948.41      10.850       0.000
   800388522        BAUGH-HOPPES KATHERINE                               CO              22,150.00      12.100       0.000
   800388670        ROGERS JOE J                                         CO              41,982.00      11.150       0.000
   800388696        BONSACK RACHEL I                                     MN              19,541.00      13.200       0.000
   800389017        PADILLA LEROY M                                      CO              27,986.77      11.150       0.000
   800389256        COOPET JAMES A                                       MN              20,317.12      11.300       0.000
   800391302        POPE WAYNE J                                         NY              50,000.00      12.490       0.000
   800391757        FERGUSON THERESA S                                   FL              15,000.00      12.800       0.000
   800391864        JOHNSON ROGER L                                      PA              28,909.79      12.150       0.000
   800393787        CERASI PAUL                                          NY              39,879.05      13.150       0.000
   800393936        BELL JAMES P                                         UT              58,014.00      11.550       0.000
   800394306        MCMULLIN SCOTT                                       UT              22,800.00      12.600       0.000
   800394652        COONEY YVONNE A                                      MD              24,000.00      11.750       0.000
   800394918        GUTFREUND MEIR                                       NY             143,000.00      11.300       0.000
   800395261        MONSEN CHRISTINE                                     UT              14,738.00      12.040       0.000
   800395998        BYRD BRENDA A                                        SC              43,280.00      11.950       0.000
   800396277        JORGE FERNANDO C.                                    CT              90,900.00       9.900       0.000
   800397358        O'KEEFE RANDY                                        WA              42,416.34      13.350       0.000
   800397598        JOHNSON PAMELA A                                     UT              37,000.00      13.300       0.000
   800397945        CORCORAN KERRY                                       NJ              13,700.00      12.350       0.000
   800397994        STOUT THOMAS L                                       FL              19,112.32      10.800       0.000
   800398729        STEVENS CHARLES E                                    VA              57,550.00      11.550       0.000
   800400673        ADAMS KENNETH S                                      UT              16,831.57      14.300       0.000
   800401580        HENRIKSBO REIDAR J                                   WA              30,463.00      10.975       0.000
   800402265        RICCIO ANTHONY JR                                    CT              31,400.00      12.800       0.000
   800402828        NASERI M SHAFI                                       CO              33,000.00      13.100       0.000
   800403024        GAROFALO JOHN M III                                  PA              43,000.00      10.600       0.000
   800403271        MARRONE MICHAEL J                                    NY              52,300.00      11.550       0.000
   800404063        PENN OLIVER L                                        IN              20,700.00      10.050       0.000
   800404618        ABRAMS HARVEY GENE                                   OR              15,774.12      12.150       0.000
   800405722        CREECH PAULINE C                                     NC              11,968.98      11.250       0.000
   800406050        CHANDLER PAUL A                                      GA              34,400.00      13.550       0.000
   800406373        KHORRAMIAN MOHAMMAD T                                FL              15,972.00      12.100       0.000
   800406795        OVERFELT CHARLES                                     CA              68,235.00      12.850       0.000
   800406936        PAWLOWSKI JEFF L                                     UT              13,000.00      12.950       0.000
   800406944        BILLS JEFF D                                         UT              26,753.00      13.500       0.000
   800407090        BURR PHILLIP                                         WA              46,500.00      12.500       0.000
   800407132        COLLINS KENNETH V                                    MN              40,817.20      11.550       0.000
   800408718        OLSON WAYNE L                                        MN              15,000.00      11.650       0.000
   800408924        JOHNSON TRAMPUS S                                    FL              38,800.00      12.550       0.000
   800409500        LEWIS LUCY P                                         UT              12,400.00      13.300       0.000
   800410011        PHILLIPS JAMES M                                     MD              63,000.00      11.750       0.000
   800410474        SUSSINA VICTOR SR                                    PA              46,990.51      11.500       0.000
   800410664        COATS WILLIAM A                                      FL              37,951.69      11.550       0.000
   800410763        REECE BENJAMIN G JR                                  NC              53,912.51       9.990       0.000
   800411142        BOTTENFIELD DAVID                                    NY              35,894.61      11.000       0.000
   800412132        KENNEDY EVON D                                       FL              30,679.75       9.900       0.000
   800412397        HAMPTON FRED                                         AZ              51,800.00      10.450       0.000
   800412470        CARICO JERRY LEE                                     NC              34,850.00      12.150       0.000
   800412595        WARREN ROGER E                                       CA              38,285.00      14.300       0.000


                                                                                                             Page 14 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800413080        EMERSON RAYMOND E                                    MA              40,000.00      13.950       0.000
   800413114        MONTROY JAMES P                                      MI              31,300.00      11.875       0.000
   800413130        HOUGHTON ROBERT J                                    MI              29,300.00      10.125       0.000
   800413304        SZIPOCS WILLIAM S                                    PA              81,200.00      11.100       0.000
   800413841        BOLTON ARNETTA KAYE                                  CA              59,500.00      10.125       0.000
   800413858        BILTON JERRY L                                       MI              24,800.00       9.000       0.000
   800413874        MITCHELL NATHANIEL V                                 PA              14,200.00      11.300       0.000
   800413890        DEVEREAUX CINDY A                                    MI              55,200.00       9.000       0.000
   800414229        VANDENBERG CHERYL LYNN                               AZ              19,242.95      12.250       0.000
   800415101        ROBLES RICARDO                                       NJ              21,400.00      12.500       0.000
   800415358        CHRISTIAN DAVID CARTER                               MD              37,400.00      11.550       0.000
   800415390        ZINDER VALENTIN                                      PA              23,000.00      12.750       0.000
   800415887        MASON ROBERT A                                       MI              18,200.00      10.875       0.000
   800415937        COLEY SHARON R                                       GA              27,220.82       9.650       0.000
   800416059        SOAVE MARK C                                         MI              18,600.00      10.875       0.000
   800416083        GREENE GLEAVE                                        UT              21,000.00      10.300       0.000
   800416521        BRAVO LOIRA                                          NY              80,000.00      11.375       0.000
   800416661        JOCK LINDA A                                         FL              34,938.10      12.700       0.000
   800416703        TETI DONALD R                                        NV              19,060.00      12.000       0.000
   800417156        GREEN DAVID H                                        PA              56,000.00      12.000       0.000
   800417263        NOYES JEROME G                                       FL              21,600.60      11.950       0.000
   800417339        HENDRICKS BRYAN W                                    OR              21,200.00      11.000       0.000
   800418311        DYKSTRA JUDY L                                       MI              51,762.00      10.875       0.000
   800418337        MCFARLAN WILLIAM A                                   MI              52,600.00      11.625       0.000
   800419293        THOMAS MARK K                                        UT              32,374.00      13.200       0.000
   800419558        JESSUP MARK                                          CA              68,500.00      11.500       0.000
   800419772        BROWN RICHARD                                        FL              54,000.00      12.300       0.000
   800419939        DILTS IVALEE WEE                                     CO              38,000.00       9.800       0.000
   800420465        CHADWICK WAYNE                                       UT              62,700.00      12.600       0.000
   800421364        GODINA LUIS                                          GA              22,100.00      11.050       0.000
   800421729        CARROLL DIANE                                        NY             480,000.00      12.500       0.000
   800421869        PSAROS DIMITRIOS                                     NY              28,600.00      11.300       0.000
   800422172        WHYTE HOPE S                                         MA             127,200.00       9.650       0.000
   800422396        ROBBINS RODNEY K                                     MI              34,900.00      11.875       0.000
   800422610        RIVERA RAFAEL G                                      FL              21,500.00      10.050       0.000
   800422883        GARVIN PETER C                                       WA              34,710.00      11.550       0.000
   800423139        KINDLE KENNETH J                                     UT              61,300.00      12.350       0.000
   800423311        STEWART DEBORAH M                                    CO              19,000.00      12.400       0.000
   800423576        WELCH BRUCE S                                        NY              30,000.00      12.500       0.000
   800424467        MCDERMITT BRIAN A                                    PA              14,900.00      12.150       0.000
   800424756        RICHARDSON MARK D                                    UT              30,737.00      11.300       0.000
   800424947        SMITH ISILDA                                         NJ             115,428.29      10.850       0.000
   800424954        HOYER HELLE R                                        FL              48,000.00       9.990       0.000
   800424962        TORRES NORMA S                                       MA              60,079.74      10.550       0.000
   800425092        CORRIS RAYMOND J                                     WA              11,493.00      12.025       0.000
   800425217        BAIER FRANK D                                        CO              21,000.00      12.650       0.000
   800425415        BARR JOSEPH                                          MI              46,500.00       9.550       0.000
   800426215        LEO CATHERINE L                                      CT              83,000.00      10.900       0.000
   800426421        COLDREN JOHN P                                       PA              96,000.00       9.000       0.000
   800426660        LINDAHL TIMOTHY TODD                                 CA              42,692.00      11.625       0.000
   800426702        TU HIEU TRUNG                                        NY             192,000.00      11.990       0.000
   800427270        MACINNIS PAUL J                                      MA              67,500.00      12.350       0.000
   800427403        SANCHOTENA ALBERT ANDREW                             ID              25,098.41      13.250       0.000
   800427411        CALLICOTTE MARVIN R                                  UT              15,578.00      11.550       0.000
   800428039        BETZ SCOTT ANTHONY                                   WA              50,000.00      11.000       0.000
   800428450        BYRD JAMES BRIAN                                     NC              32,500.00      11.550       0.000
   800428476        PECORARO JARRAD J                                    FL              17,600.00      10.300       0.000
   800428724        MCREE GARY L                                         CO              28,000.00      12.200       0.000
   800429029        CONTE JOHN C JR                                      WA              80,000.00      12.600       0.000


                                                                                                             Page 15 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800429110        LELAND SALLY A                                       CA              76,600.00      12.375       0.000
   800429235        GABRIEL LARRY P                                      CA              28,200.00      11.875       0.000
   800429268        GREENE THERESA                                       NY             126,000.00      10.375       0.000
   800429300        HOOD PANZARINA DENISE                                NY             159,682.32      10.950       0.000
   800429318        PULIDO ALFONSO FELIPE                                CA             190,700.00      12.500       0.000
   800430258        RAY MARK                                             FL              18,209.31      11.500       0.000
   800430365        BISHOP BRIAN                                         SC              27,450.00      11.900       0.000
   800431140        MCCLINTIC ALBERT                                     FL              47,963.00      11.990       0.000
   800431546        GIOVANOGLOU GEORGE                                   FL             225,250.00       9.750       0.000
   800431702        CARRASCO MARIA I                                     RI              45,500.00      10.150       0.000
   800431710        O'HARA THOMAS J                                      NY             380,000.00      10.600       0.000
   800432064        PATSY DENNIS J                                       MN              22,400.00      13.500       0.000
   800432502        BUA FRANK                                            NY              30,000.00      11.650       0.000
   800433724        TRUSCOTT LEO PAUL                                    UT              21,890.00      11.300       0.000
   800434698        L0SAPIO GARY C                                       GA              28,950.00      11.750       0.000
   800434946        BONNETT PETER J                                      MI              12,900.00      11.725       0.000
   800434953        WEBB TROY L                                          FL              23,500.00      11.500       0.000
   800435083        LIBERMAN CLARA                                       FL              34,750.00      12.000       0.000
   800435240        SIMONS ROBERT                                        CO              63,300.00      12.600       0.000
   800435661        LEE JAMES                                            FL              61,115.96      10.400       0.000
   800435901        DEGN PETER S                                         UT              48,220.06      14.300       0.000
   800436008        SIMMONS CURT A                                       UT              31,763.12      11.950       0.000
   800436412        ROBERTS JUDITH A                                     CO              12,900.00      12.050       0.000
   800436438        SCHARDT HELEN ELIZABETH                              MD              43,000.00       9.800       0.000
   800436727        FERRIGNO THOMAS J                                    CT              54,000.00      10.800       0.000
   800436883        RONDOS EVRIADIS                                      NY             220,000.00      10.600       0.000
   800437394        POTTER CODY MARK                                     UT              13,050.00      12.350       0.000
   800437402        MILLER TIMOTHY W                                     MI              61,300.00      12.000       0.000
   800437436        FAIRFIELD CINDY S.                                   MI              70,700.00       9.000       0.000
   800437535        CURTIS GORDON W                                      MI              48,800.00       9.500       0.000
   800438269        HINDMAN DAVID T                                      CO              24,872.21      12.200       0.000
   800438384        SLADE MARY                                           MI              19,608.00      11.250       0.000
   800438483        DIBIASI JOSEPH F                                     FL             102,000.00      11.100       0.000
   800438582        CASABIANCA CHARLES T                                 NY              28,000.00       9.990       0.000
   800438590        DESTOPPELAIR RAYMOND M                               FL              30,000.00      11.050       0.000
   800438673        DAGOSTINO JOANN                                      NY              69,875.07      10.750       0.000
   800438723        BARLOW GARTH RIRIE                                   UT              31,000.00       9.400       0.000
   800438871        RUTHERFORD JASON                                     NV              24,400.00      12.000       0.000
   800438954        CALLAU JOSE                                          WA              30,200.00      12.250       0.000
   800438962        MILOT DAVID A                                        WA             134,500.00       9.550       0.000
   800439101        HUGHES JOHN D                                        UT              65,000.00      13.650       0.000
   800439846        SINGLETARY ROBERT                                    FL              12,468.00      13.750       0.000
   800439903        SWIATEK ALEKSANDER J                                 NJ             140,000.00      11.200       0.000
   800440075        VASTARE GOPALAKRIS K                                 NY             394,192.17       9.400       0.000
   800440596        BERKELEY LOY M II                                    UT              23,000.00      11.300       0.000
   800441081        MERCER RONALD W                                      WA              36,500.00      12.250       0.000
   800441271        MCDANNELL CHRISTOPHE R                               UT              31,000.00      12.000       0.000
   800441313        HERRIN ROGER SHAINE                                  UT              49,570.00      11.750       0.000
   800441768        RABEL GERALD A JR                                    NJ              17,927.85      12.550       0.000
   800442147        DOUGLAS GEORGE                                       FL              11,500.00      11.550       0.000
   800442162        SEARS SANDRA O                                       MI              52,300.00      12.250       0.000
   800442352        DUBRO STEPHEN H                                      CT              24,700.00      12.500       0.000
   800442451        KRATE SETH H                                         CT              15,500.00      12.350       0.000
   800442667        MAES RICHARD LEO                                     CO              25,000.00      10.050       0.000
   800442725        JONES TONY J                                         CT              17,900.00      12.950       0.000
   800442931        JEAN-JOSEPH FRANTZ                                   CT              47,000.00      10.500       0.000
   800443137        BULLOCK RICHARD L                                    UT              43,836.00      12.100       0.000
   800443343        SPATAFORE ROBERT J                                   CA              46,800.00      12.200       0.000
   800443517        SMITH KENNETH D                                      KS              24,150.00      11.300       0.000


                                                                                                             Page 16 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800443814        BROTZMAN DOROTHY                                     PA              36,725.00      12.100       0.000
   800444317        OWENS JAMES J                                        PA              24,350.00      12.000       0.000
   800444762        ALSIEUX JOSEPH F                                     NJ              17,942.79      11.700       0.000
   800445082        GREENE LINDA M                                       VA              79,456.30      12.400       0.000
   800445868        WIESE JANET A                                        AZ              15,000.00      11.850       0.000
   800445926        OZZELLO ROBERT J                                     NY              81,000.00      11.650       0.000
   800446718        NEWMAN DENISE M                                      CO              63,000.00      12.000       0.000
   800446940        STINSON LEONARD                                      GA              37,500.00       8.400       0.000
   800447062        SAEGERS MARIO J                                      KS              14,000.00      10.050       0.000
   800447146        HALVERSON STEVEN D                                   WA              63,954.00      12.225       0.000
   800447245        MYERS ALEX                                           TX              10,487.35      11.800       0.000
   800447260        COPPOLA MARK S                                       CT              55,500.00      11.650       0.000
   800447385        KELLUM MARTHA D                                      FL              70,000.00      10.250       0.000
   800447617        GARZA JUAN                                           UT              13,939.00      12.600       0.000
   800447930        BOTERO CHARLES ALBERT                                FL              28,522.00      11.300       0.000
   800448078        MERCER SELBY R                                       FL              31,200.00      10.250       0.000
   800448425        LOUCY MICHAEL H.                                     NY              35,000.00      11.050       0.000
   800448706        KILDUFF TIMOTHY L                                    UT              26,965.00      12.400       0.000
   800449142        CLAPSADDLE JAMES K                                   FL              16,000.00      12.750       0.000
   800450124        CLUKEY PAULINE H                                     CT              19,850.00      13.500       0.000
   800450306        ARMSTRONG GLADE W                                    UT              22,096.70      12.200       0.000
   800450868        RICHARD TODD                                         WA              30,443.02      11.300       0.000
   800451106        BURDETTE KELLY                                       UT              54,980.03      14.300       0.000
   800452039        BUTYA GEORGE                                         PA              80,000.00      11.000       0.000
   800452138        LEE RONALD                                           GA              69,500.00      11.100       0.000
   800452476        WHITELEY SUE A                                       CO              34,000.00      11.750       0.000
   800452849        MALETICH ANNA M                                      WA              25,500.00      13.250       0.000
   800452864        CHRISTILAW JERRY G.                                  FL              18,600.00      11.650       0.000
   800453128        FARRAR JOHN W                                        CO              57,191.48      11.350       0.000
   800453805        SEELEY DAVID WAYNE                                   OR              39,400.00      10.900       0.000
   800453946        ASCHENBERG JAY                                       CA              39,725.00      10.750       0.000
   800453995        DUFF LLOYD A                                         NV              48,000.00      11.650       0.000
   800454423        CRAMER CHRISTOPHE N                                  FL              29,000.00      11.750       0.000
   800454761        DAVIS WILLIS P                                       MD              32,000.00      12.500       0.000
   800454852        RUSSO PATRICK A                                      CT              21,000.00      11.550       0.000
   800455578        ZIDEK JOHN J                                         UT              81,816.64      11.625       0.000
   800455669        STROMAN TERRY A                                      CO              17,000.00      11.400       0.000
   800455685        ANTOSH LOUISE                                        PA              33,500.00       8.400       0.000
   800455826        GIOVANOGLOU GEORGE                                   FL             256,000.00       9.750       0.000
   800456451        ENGLE C H                                            FL              15,300.00      11.750       0.000
   800457111        DIAL FORREST L                                       CA              70,300.00      11.250       0.000
   800457178        RITCHISON DENNIS E                                   CA              30,000.00      10.400       0.000
   800457285        TURPIN RAY JR                                        NV              35,300.00      13.000       0.000
   800457301        LUNA MARIO                                           WA              14,940.66      11.250       0.000
   800457434        NORDAN FRED                                          NC              22,500.00      12.200       0.000
   800457657        ADAMS JACK                                           NC              48,639.02      10.400       0.000
   800457764        URENA KATHIE A                                       NY              34,734.11      10.800       0.000
   800457855        BEARD LARRY D                                        FL              22,000.00      11.550       0.000
   800457921        VISPI LARRY M                                        PA              28,347.00      12.250       0.000
   800458192        BUBLIK LADISLAV                                      UT              13,000.00      11.750       0.000
   800458226        TURNER W KERMIT                                      FL              28,795.00       9.800       0.000
   800458317        ASHBY LARRY S                                        FL              12,000.00      12.990       0.000
   800458937        GOODRICH KATHLEEN F                                  FL              67,942.12       9.650       0.000
   800459026        COSTANTINI LAURA D                                   FL              17,200.00      13.000       0.000
   800459349        HARRISON SHIRLEY LOUISE                              NC              49,500.00      12.000       0.000
   800459638        JONES TREVOR W                                       GA              98,500.00      11.300       0.000
   800459679        DURRETTE CHRIS B                                     SC              26,400.00      10.650       0.000
   800459760        BERGQUIST DAVID C                                    WA              91,817.00      12.000       0.000
   800460065        COOK RICHARD H                                       UT              28,021.00      11.300       0.000


                                                                                                             Page 17 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800460099        LATHROP JOHN R III                                   FL              14,848.00      13.750       0.000
   800460156        ADKISON RANDALL J                                    FL              10,026.00      11.500       0.000
   800460461        EDMONDS ELIZABETH ANN                                VA              24,700.00      12.350       0.000
   800460503        RICHARDSON CLAIRE L                                  CO              22,750.00      11.750       0.000
   800460974        HAAS DANIEL J                                        PA              28,100.00      10.990       0.000
   800461865        MAY MICHAEL                                          GA              14,300.00      13.125       0.000
   800461923        KELLER JAMES RICHARD                                 FL              19,905.68       9.500       0.000
   800462038        SCHLABACH IVAN                                       FL              56,250.00      11.125       0.000
   800462319        MARKLEY DHYANA                                       CO              65,768.16      14.250       0.000
   800462376        HARMAN ELISABETH                                     UT              78,342.11      10.300       0.000
   800462400        BERGER LESLEY DIANE                                  CA              57,982.53      10.550       0.000
   800462442        PICKREM SEAN GRAHAM                                  FL              19,000.00       9.800       0.000
   800462814        RAGLAND MOSES                                        GA              18,620.00      11.125       0.000
   800462897        ZFATMAN CHAIM E                                      NY              70,000.00      11.550       0.000
   800463226        KOLINCHAK THOMAS O                                   PA              50,000.00      11.050       0.000
   800463325        BUCKLEY WANDA M                                      PA              26,800.00      12.750       0.000
   800463689        FASCIO LYNN A                                        RI              68,000.00      12.350       0.000
   800464174        TEJADA JAIME                                         NY              50,000.00      10.400       0.000
   800464315        WOODRUFF MARK K                                      UT              70,000.00      12.600       0.000
   800464596        TOROK SANDRA LEE                                     CO              17,500.00      11.750       0.000
   800464729        JOHNSON MICHAEL W                                    OR              57,250.00      10.050       0.000
   800465056        LANGER JOHN F                                        WA              28,800.00      11.625       0.000
   800465841        TAYLOR DONALD J                                      NC              39,750.00      12.650       0.000
   800465916        BURROWS JESSIE JR                                    MD              14,750.00      12.750       0.000
   800466153        LANGSAM LISA E                                       MA              25,846.00      10.375       0.000
   800466195        PETERS HARRY ROGER                                   CA             131,200.00      10.525       0.000
   800466377        DANKS JOANNE M                                       NY              63,780.00      10.650       0.000
   800466716        GOULART CARL W                                       CT              38,570.00      13.750       0.000
   800467524        SACOULAS GREGORY J                                   FL              34,900.00      12.000       0.000
   800467615        STEWART MARVIN R                                     NY              21,750.00      13.050       0.000
   800467714        HALLER DOUGLAS                                       CO              14,000.00      13.750       0.000
   800467722        HARKEN GARY J                                        CO              43,844.42      12.250       0.000
   800467987        TERRADAS PILAR C                                     FL              22,000.00      11.500       0.000
   800468118        ESPER RODNEY E III                                   FL              12,115.00      12.490       0.000
   800468670        BROWN JACOB ALLEN                                    NC              15,000.00      14.150       0.000
   800468910        OSTROWSKI IAN                                        CO              55,000.00      12.500       0.000
   800469116        HAUVER RICHARD E                                     KS              60,877.00      11.300       0.000
   800469694        ALRED ROBERT D                                       FL              49,900.00       8.250       0.000
   800469793        PARKIN CORY JAMES                                    UT              21,200.00      11.450       0.000
   800469843        SCOLLON JOHN                                         CO              48,743.00      11.500       0.000
   800470106        SCONZO ANTHONY THOMAS                                WA              29,769.57      11.900       0.000
   800470221        MARKEZINIS MICHAEL J                                 WA              32,500.00      12.250       0.000
   800470510        LEWIS SAMMIE LEE                                     NC              41,000.00       9.550       0.000
   800470783        TRAYWICK GLEN                                        NY              57,000.00      12.500       0.000
   800470890        HIGBY JOHN                                           FL              24,000.00       9.900       0.000
   800470981        GARDNER GARY W                                       UT              76,300.00      11.750       0.000
   800471005        COPPOCK RONALD K                                     FL              12,000.00      10.990       0.000
   800471567        WILSON KIMBER ANDY                                   UT              18,077.06      11.500       0.000
   800471708        ODUM MELISSA M                                       FL              27,210.75      10.650       0.000
   800471880        SHADBOLT DARLENE A                                   CO              20,227.00      11.500       0.000
   800472664        VENTURA-DAVI EARLEAN                                 NV              35,000.00      11.000       0.000
   800472755        BRIEFMAN KAREN                                       FL              70,400.00      12.500       0.000
   800473068        CHEN CHI-MIN                                         PA              31,645.00      12.000       0.000
   800473142        ADLER KEITH                                          GA             238,500.00      11.500       0.000
   800473480        WAGNER ORVILLE                                       PA              16,000.00      10.300       0.000
   800473522        MONACO GENE R                                        FL              61,500.00      11.500       0.000
   800473746        PERNICKA MARGARET M                                  AZ              56,000.00      10.500       0.000
   800474058        AVERETT KEN D                                        UT              53,759.00      12.600       0.000
   800474082        FLORENCE GARY R.                                     FL              52,200.00      10.000       0.000


                                                                                                             Page 18 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800474124        SNYDER DWAYNE K                                      FL              45,000.00       9.900       0.000
   800474744        CARRINGTON THELMA L                                  MD              68,000.00      12.000       0.000
   800475204        KAMPOURIS DEBRA                                      FL              12,000.00      10.450       0.000
   800475741        WILLIAMS ANNIE D                                     FL              44,625.00      10.550       0.000
   800476210        HARRISON JANET S                                     FL              19,593.00      11.300       0.000
   800476434        FLOR DALE A                                          PA              21,300.00      10.900       0.000
   800476566        DOUGLASS KATHERINE M                                 CO              40,000.00      11.000       0.000
   800476632        STEIGER PATRICIA A                                   NY              80,000.00       9.050       0.000
   800477234        CASSIBBA GIUSSEPPE                                   UT              60,000.00      12.150       0.000
   800477960        DEUERLEIN SCOTT E                                    FL              24,000.00       9.900       0.000
   800478174        PETERSON MONTE K                                     UT             110,000.00      11.650       0.000
   800478729        TIBBETTS RICHARD P                                   FL              11,790.00      10.800       0.000
   800479180        ALLEN FRANCES J                                      FL              42,000.00      10.750       0.000
   800479255        SCHMITT DAVID J                                      FL              22,871.00      10.150       0.000
   800479537        MCNAMARA LOUIS R                                     MN              16,800.00      10.800       0.000
   800480055        MCDONALD TAKIMA                                      NY             131,250.00       9.550       0.000
   800480394        SNYDER STEPHEN C                                     FL              16,250.00      11.750       0.000
   800480568        BRADLEY ERNESTINE                                    GA              23,000.00      12.250       0.000
   800480667        ROWLAND WILLIAM D                                    RI              76,500.00      10.400       0.000
   800480816        WILLIAMS ANDREW G                                    UT              70,000.00      12.700       0.000
   800481137        CUARTAS EFRAIN                                       FL              32,109.20      12.500       0.000
   800481475        MCCAULEY DAVID L                                     FL              12,800.00      10.800       0.000
   800481624        CRAIG JOHN C                                         CO              90,551.00      10.250       0.000
   800481657        LIDDELL EMILY L                                      UT               9,500.00      10.650       0.000
   800481913        LILLY PHILIP L                                       CO              27,000.00      10.000       0.000
   800482366        STREIN WILLIAM J                                     PA              39,674.00      12.250       0.000
   800482382        LIBSON CARL H                                        CA              90,000.00      11.300       0.000
   800482739        JONES WILLIAM R                                      FL              20,100.00      11.250       0.000
   800483034        WEST FREDERICA L                                     NY             122,500.00      11.250       0.000
   800483786        EBNER ROBERT N                                       PA              16,450.00      11.300       0.000
   800484198        VANDERYACHT JOANN M                                  WA              11,400.00      10.900       0.000
   800484420        AZIMA ALI A                                          FL              17,000.00       9.400       0.000
   800484461        MATYAS ALEX                                          FL              16,600.00      11.400       0.000
   800484925        BAKER WILLIAM H                                      FL              90,000.00      11.400       0.000
   800485161        TRUJILLO MARGARET M                                  CO              36,970.00      11.750       0.000
   800485625        MEINSTER LAWRENCE R                                  FL              20,900.00      10.550       0.000
   800485989        WRIGHT JEAN                                          SC              73,525.00      12.500       0.000
   800486235        UMBRAS SUSAN                                         FL              30,000.00       9.150       0.000
   800486482        DAVIS CARL N                                         GA             433,500.00      11.250       0.000
   800486714        KLOEPPEL GARY A                                      MO              34,482.00      10.900       0.000
   800487779        COTTER CHARLES                                       AZ             111,300.00       9.450       0.000
   800487993        HOULE WANDA L                                        CO              15,541.63      11.750       0.000
   800489064        SHEPARD PATRICK                                      FL              36,000.00      11.800       0.000
   800489197        LYNCH GORDON E                                       WA              18,000.00      12.500       0.000
   800490401        HARPER DONALD                                        NY              84,500.00      11.050       0.000
   800490450        KENLEY MICHAEL W                                     CO              24,000.00      11.500       0.000
   800491656        HERNANDEZ CATHERINE D                                FL              10,000.00       9.650       0.000
   800492118        SCHAEFER CHRISTOPHE M                                CT              20,000.00      10.150       0.000
   800492167        ARMOND ROBIN                                         NY             142,800.00      11.400       0.000
   800492779        WILLEY CHERYL D                                      FL              27,400.00      10.250       0.000
   800493314        SWIFT TERRANCE D                                     ID              13,750.00      11.800       0.000
   800494015        CARMICHAEL M BECKY SUE                               GA              23,000.00      13.500       0.000
   800497273        LICHINCHI ANNAMAY C.                                 NY             292,500.00      10.250       0.000
   800497562        WELLER TANNA L                                       AZ              19,241.00       9.900       0.000
   800497844        HELSLEY RONALD P                                     UT              66,500.00      11.000       0.000
   800498420        HOUCK LINDALEE M                                     MA              44,500.00      11.725       0.000
   800498537        HUDSON ROBIN R                                       OR              22,800.00      14.225       0.000
   800498578        BERGSTROM MARK S                                     MA              41,960.00      12.100       0.000
   800501157        BAYLESS BRUCE W                                      CO              21,142.00      11.500       0.000


                                                                                                             Page 19 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800502569        TUFARO PASQUALE                                      NY             220,500.00      10.150       0.000
   800503690        CARVER ALTON                                         FL              29,750.00      12.000       0.000
   800504920        ROSENFELD RICHARD                                    NY             440,000.00       8.650       0.000
   800506818        RISKEY LARRY S                                       OR              55,700.00      12.475       0.000
   800506842        SUTTLES VERONICA                                     FL              21,150.00      11.250       0.000
  5000000066        TOOKER DAVID B                                       FL              46,700.00       9.320       0.000
  5000000314        WILLIAMS EARNEST                                     GA              52,000.00      11.130       0.000
  5100000016        GIBSON JAMES E                                       CA              24,100.00      10.625       0.000
  5100000024        HOLZWORTH GERVAS E                                   CA              43,800.00      11.740       0.000
  5100000032        BEUGLI RICHARD R                                     OR              39,562.00      12.625       0.000
  5100000040        BODNAR JOSEPH                                        WA             103,600.00       9.195       0.000
  5100000107        BROMEL MARY C                                        WA              24,900.00      12.025       0.000
  5100000230        CLARK STANLEY R                                      OR              65,300.00      13.625       0.000
  5100000446        KEEP MARLIN TORY                                     ID              46,600.00      12.350       0.000
  5100000511        SHUTTLESWORT DUANE E                                 WA             140,000.00      11.375       0.000
  5100000537        HAYDEN CARROLL M                                     WA              20,500.00      10.775       0.000
  5100000578        MILES TERRY L                                        OR              39,800.00      13.375       0.000
  5100000586        CERASIN JANICE M                                     OR              69,800.00       9.000       0.000
  5100000610        TREIBER THEODORE C                                   WA              22,041.00      12.250       0.000
  5100000800        WRIGHT SUSAN KAY                                     OR              69,100.00      10.125       0.000
  5100001055        COURTWAY JERRY E                                     WA              55,700.00      12.240       0.000
  5100001337        NGUYEN LARRY T                                       WA              72,200.00      11.695       0.000
  5100001410        KETCHAM SAMUEL D                                     OR              49,700.00      13.140       0.000
  5100001485        GOWDY WILLIAM L                                      WA              70,825.00       9.320       0.000
  5100001535        REESE MICHELLE                                       WA              94,200.00       9.945       0.000
  5100001568        SHERON DOUGLAS PAUL                                  OR             117,700.00       9.000       0.000
  5100001576        VARNER STEPHEN L                                     WA              26,708.96      11.625       0.000
  5100001592        TEETERS CRAIG A                                      OR              29,500.00      12.375       0.000
  5100001782        MARSHALL DONALD H                                    WA              49,600.00      11.125       0.000
  5100001832        MEDLEY GARY K                                        WA             102,133.00       9.320       0.000
  5100001865        FLEMING COLLEEN M                                    OR              20,500.00      12.990       0.000
  5100001923        GARRISON MILLER A                                    OR             271,987.00      10.775       0.000
  5100001980        PIERCE RICHARD JAMES                                 WA              39,000.00      12.875       0.000
  5100002004        VICKERS JOHN                                         WA              27,844.00      12.250       0.000
  5100002103        WATTS MURIEL E                                       WA             103,300.00      12.900       0.000
  5100002202        STAMP CHARLES ALLEN                                  WA              61,874.00      10.750       0.000
  5100002251        HOWATT LYNSEY R                                      OR              51,700.00      10.775       0.000
  5100002277        FORD ROCK L                                          OR              33,000.00      12.240       0.000
  5100002392        CORAM JUDITH                                         WA              63,000.00      10.625       0.000
  5100002426        CARMICHAEL MARK E                                    OR              24,800.00      11.875       0.000
  5100002509        HELLBUSCH NORMAN P                                   OR              53,600.00      12.625       0.000
  5100002541        MOTTAGHI SHAHRIAR                                    OR              56,000.00      12.500       0.000
  5100002616        PETERSEN ERICK L                                     WA              46,102.00      12.875       0.000
  5100002673        JASMIN GREGORY P                                     FL              54,400.00       9.000       0.000
  5100002715        POTTERF TIM                                          WA              29,000.00      12.625       0.000
  5100002756        ELLISON DENNIS E                                     WA              51,688.49      10.525       0.000
  5100002814        STEWART TERRI L                                      OR              52,200.00      13.125       0.000
  5100002855        BRADFORD GREGG LYNN                                  WA              27,500.00      12.500       0.000
  5100002947        RIVERA CATHERINE ANNE                                FL              27,659.00      11.875       0.000
  5100002954        REDDING KEITH L                                      WA              21,500.00      10.875       0.000
  5100002996        ABELEIN DOUGLAS R                                    OR              23,000.00      11.275       0.000
  5100003002        FANKHAUSER JAY V                                     WA              27,415.00      12.875       0.000
  5100003010        VOGT GLEN C                                          OR              17,500.00      12.500       0.000
  5100003044        WESSELS STARLA J                                     WA              25,626.00      11.775       0.000
  5100003077        OLSON CINDY T                                        WA              27,785.00      13.000       0.000
  5100003093        COWELL RAYFORD G                                     OR              44,600.00      11.625       0.000
  5100003218        SMITH DOUGLAS J                                      WA              64,399.00      13.250       0.000
  5100003515        HOWLAND BRUCE A                                      OR              61,000.00       9.445       0.000
  5100003523        HOWLAND BRUCE                                        OR              10,300.00      11.625       0.000


                                                                                                             Page 20 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
  5100003531        INGERSOLL STEVEN M                                   WA             106,000.00       9.445       0.000
  5100003556        SILVA DAVID A                                        WA              42,500.00       9.000       0.000
  5100003598        HORTSMAN JERRY L                                     CA              77,000.00      11.275       0.000
  5100003606        BEAN ERNEST W                                        OR              19,200.00      11.125       0.000
  5100003622        WALKER JIMMY O                                       OR              22,400.00      11.625       0.000
  5100003630        FORD ROY A                                           WA              33,500.00      10.525       0.000
  5100003648        SISLER DANIEL L                                      OR              17,900.00       9.125       0.000
  5100003655        WILSON JOHN B                                        FL              19,000.00      11.975       0.000
  5100003671        RAMSDELL GARY M                                      OR              83,999.00      10.125       0.000
  5100003697        MORIN DANIEL S                                       WA              20,391.73      10.625       0.000
  5100003705        LANDERMAN DAVID N                                    WA              29,565.00      11.775       0.000
  5100003713        WINGATE JIMMY LEE                                    ID              21,410.00      10.775       0.000
  5100003721        WAYMIRE TERRY E                                      OR              96,400.00       9.125       0.000
  5100003739        CUNNINGHAM JERRY D                                   OR              26,721.04      11.740       0.000
  5100003747        CAMPBELL MICHAEL J                                   WA              97,241.00       9.000       0.000
  5100003754        DODDS JOEL                                           WA              38,400.00      12.600       0.000
  5100003770        TILLMAN JERRY H                                      FL              29,500.00      11.975       0.000
  5100003788        KLEPPER DANA M                                       WA              13,995.00      13.750       0.000
  5100003796        RYAN THOMAS E                                        WA               9,065.00      13.125       0.000
  5100003820        RANDALL PAUL LJ                                      WA              25,700.00      14.350       0.000
  5100003838        BRATENG TERRY L                                      OR              35,200.00      10.775       0.000
  5100003861        ATLANSKY JERRY M                                     CA              44,486.00      12.225       0.000
  5100003887        RABENBERG JACK R                                     OR              34,400.00      12.125       0.000
  5100003903        LAMACCHIO JAMES                                      OR             106,400.00       9.670       0.000
  5100003937        LIANG KAR SHENG                                      OR              36,600.00      13.225       0.000
  5100003945        VALENZUELA DAVID F                                   CA              29,600.00      10.525       0.000
  5100003952        WOODBURY GORDON A                                    OR              24,100.00      12.000       0.000
  5100003960        MCBETH ALFORD DARREL                                 OR              20,300.00      11.725       0.000
  5100003986        MADSON WALTER J                                      WA             273,100.00      12.375       0.000
  5100003994        BRANSON LARRY DAVID                                  CA              26,600.00      11.975       0.000
  5100004026        ROACHE SANDRA                                        OR              70,300.00      11.125       0.000
  5100004034        FIELD-FOGG JOANN                                     CA              35,200.00      11.125       0.000
  5100004042        FINIFROCK DAVID E                                    WA              52,095.00      11.775       0.000
  5100004067        NAKAYAMA PAULA M                                     ID              51,000.00      11.125       0.000
  5100004075        MARQUIT TIMOTHY                                      CA              67,200.00      10.625       0.000
  5100004083        LAVIOLETTE BECKE-ANN                                 WA              27,700.00      12.625       0.000
  5100004091        KABZA CRYSTAL D                                      OR              18,500.00      10.775       0.000
  5100004109        GARRECHT NANCY D                                     WA              22,601.00      11.775       0.000
  5100004133        SARGENT BILL                                         OR              14,300.00      12.250       0.000
  5100004141        RODGERS PAUL D                                       ID              14,100.00      12.640       0.000
  5100004158        HANLON EDWARD A JR                                   MA              28,472.35      12.725       0.000
  5100004166        NEWMAN MAUREEN CATHERINE                             WA              40,200.00      12.500       0.000
  5100004182        SCHORLEMER SUSAN E                                   WA              55,700.00      12.225       0.000
  5100004190        DOLPHUS DOUGLAS CARLIN                               ID              59,953.00      12.375       0.000
  5100004208        CLEMENTS BROOKS PAUL JR                              ID              71,500.00       9.445       0.000
  5100004224        HARRISON DUANE R                                     OR              70,799.00       9.695       0.000
  5100004257        HARRISON EDWARD H                                    CA              49,500.00      10.625       0.000
  5100004265        DAVIS MERLIN R                                       ID              63,900.00       9.670       0.000
  5100004281        WALKER CYNTHIA A                                     WA              19,400.00      12.375       0.000
  5100004299        LEDESMA GILBERTO                                     WA              58,100.00      12.175       0.000
  5100004307        RING JOHN R                                          ID              21,500.00      11.625       0.000
  5100004323        ORGILL PETE E                                        WA              36,600.00      11.625       0.000
  5100004331        OSHAUGHNESSY MICHAEL J                               WA              88,200.00      11.025       0.000
  5100004356        ALLEN PARKS C                                        WA             125,200.00      10.840       0.000
  5100004372        BURBANK DAVID W                                      MA              30,300.00      12.125       0.000
  5100004380        ROSTOLLAN JOHN                                       WA              79,500.00      13.295       0.000
  5100004398        HONGELL RONALD V                                     WA             108,500.00      10.875       0.000
  5100004406        DAVIS JEANNE M                                       WA              56,100.00      13.475       0.000
  5100004497        VIRGIL ALAN K                                        CA             113,300.00      12.525       0.000


                                                                                                             Page 21 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
  5100004521        PAAR KENNETH JAMES                                   CA              72,300.00      12.975       0.000
  5100004547        KELLY KEVIN M                                        WA              61,900.00       8.375       0.000
  5100004562        FLYNN ELVIN L                                        CA              71,000.00      12.350       0.000
  5100004570        DRISKILL GEORGE G                                    CA              19,200.00      14.225       0.000
  5100004646        DA SILVA MARTINHO                                    CT              54,800.00      11.000       0.000
  5100004661        MENOT ROBERT                                         MA              48,700.00      10.625       0.000
  5100004711        NAKONECHNY JADZIA TEOFILA                            WA             148,700.00      11.875       0.000
  5100004877        JENNEJOHN HENRY P                                    WA              65,600.00       9.775       0.000
  5100004901        HARTLOVE SUSAN ARLINDA                               CA              28,700.00      11.875       0.000
  5100004935        GILMARTIN CHRISTOPHE                                 MA              29,400.00      12.100       0.000
  5100005007        MONELLI RICHARD D                                    CA              55,700.00      12.125       0.000
  5100005056        DRURY RAYMOND L                                      MA             144,800.00       9.295       0.000
  5300000006        KINDER LINDA J                                       CA              15,396.00      10.875       0.000
  5300000030        CLARK CHARLES W JR                                   CA              50,591.00      12.625       0.000
  5300000055        WRIGHT JAMES R                                       CA              56,500.00      11.025       0.000
  5300000089        WINSTED CAROL A                                      CA             100,400.00       8.875       0.000
  5300000097        DOMINGUEZ BETTY                                      CA              49,400.00       9.125       0.000
  5300000139        BANKS LESLIE R                                       CA              53,500.00      10.875       0.000
  5300000147        FRANKLIN HERBERT                                     CA              70,313.00      10.875       0.000
  5300000154        MCLAUGHLIN MARJORIE E                                CA             288,600.00      11.125       0.000
  5300000170        OLSON JOYCE A                                        CA              41,300.00      10.875       0.000
  5300000188        WELSH ROBERT A                                       CA              67,800.00      12.640       0.000
  5300000196        WOLFE GARY K                                         CA              51,200.00      12.625       0.000
  5300000204        HOLMES GILLIAN SUE                                   CA              17,168.00      12.625       0.000
  5300000246        BAUTISTA ROSA M                                      CA              20,900.00      12.625       0.000
  5300000279        KOLESZAR CHARLES E                                   CA              47,800.00       8.750       0.000
  5300000337        LIVAUDAIS THOMAS H                                   CA              29,000.00      11.625       0.000
  5300000345        CANN-WOODE ROBERT E                                  CA              67,400.00      11.275       0.000
  5300000352        COVERT ANTHONY J                                     CA              56,500.00      10.525       0.000
  5300000394        GUARDINO ROBERT ANTHONY                              CA             200,800.00      12.125       0.000
  ------------------------------------------------------------------------------------------------
  Loans in Servicing not yet tagged for sale                            795          43,414,779.18

   106156276        GARGALIATSIS PETER                                   NY              72,000.00      11.580       0.000
   106156278        RIPATTI PERTTI                                       NY              40,000.00      11.625       0.000
   106156344        PULIAFICO ANTHONY                                    NY              11,000.00      10.300       0.000
   106157323        BOVELL GOLA S                                        NY              74,300.00      11.780       0.000
   106160503        DURKOS SUSAN L.                                      IN              14,800.00      12.000       0.000
   106160605        RUFFIN JOHNNIE L                                     IL             130,000.00      11.600       0.000
   106160824        BONNER-DAVIES RICHARD B.                             MI             229,500.00       9.550       0.000
   106161136        CRAMMER DOUGLAS L                                    PA              31,900.00      14.375       0.000
   800202012        BEDNARZYK MICHAEL A                                  MD              18,350.00      13.250       0.000
   800337172        MARIA ROGER                                          UT              57,000.00      12.900       0.000
   800373391        HERNDON GARY W                                       CO              26,000.00      14.400       0.000
   800380479        BARTKOSKI BETTY J                                    NV              34,640.00      12.800       0.000
   800382087        NORTH CHARLES Z                                      CA              50,000.00      10.950       0.000
   800395006        EGELSTON TRISHA                                      CA              35,500.00      13.300       0.000
   800407447        DAY CONSTANCE J                                      FL              35,000.00      10.500       0.000
   800413239        BRYANT JR JAMES L                                    OR              29,150.00      12.750       0.000
   800417347        PAHOLSKI DARRIN J                                    IN              14,823.00      11.300       0.000
   800421471        RUTLEDGE RODNEY W                                    CA              55,900.00      12.600       0.000
   800428005        BOSWORTH E LEODA                                     AZ              11,700.00      13.000       0.000
   800437113        LAUCK STUART                                         CO              30,000.00      11.250       0.000
   800438814        KIM CHANG SUNG                                       NY             235,200.00      10.750       0.000
   800440802        MURDAUGH DAVID                                       CA             112,000.00      11.950       0.000
   800442634        LANGELLO ANTHONY                                     PA             124,000.00      13.750       0.000
   800445678        BELL TARA W                                          NJ              70,000.00      11.900       0.000
   800453664        WHITING TARRIS                                       MA              50,150.00       9.800       0.000
   800453862        SMITH HAROLD C                                       MN              17,000.00      10.800       0.000
   800454001        HOWARD RONALD D                                      MI             141,600.00      11.550       0.000


                                                                                                             Page 22 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800456204        WORTHAM ALAN EDWARD                                  UT              18,337.00      15.150       0.000
   800457210        BARNES BOB L                                         CA              25,000.00      12.250       0.000
   800459208        BEARNSON DARRELL                                     UT              29,400.00      10.450       0.000
   800461949        SHAH SURENDRA R                                      CA              39,500.00      12.250       0.000
   800462756        FORSYTH CHUCK EDWARD                                 FL              46,200.00      13.250       0.000
   800464745        WOMER MARK T                                         NJ              39,200.00      12.350       0.000
   800465007        MATTHEWS IRENE                                       NY             100,000.00      11.990       0.000
   800467367        SULLIVAN FRANCIS J.                                  FL              51,750.00      14.500       0.000
   800468969        PANGER SCOTT M                                       AZ              22,400.00      10.900       0.000
   800469835        HARTUNG WILLIAM                                      FL              41,400.00      12.200       0.000
   800470205        PETIT-CLERC GUY                                      NM              79,400.00      12.300       0.000
   800472458        PARSONS BYRON                                        UT              23,000.00      11.600       0.000
   800472797        HERNANDEZ RAMON                                      NJ             100,000.00      10.950       0.000
   800472821        HERNANDEZ RAMON                                      NJ              72,000.00      10.950       0.000
   800473506        LUBOMIRSKI DOMINIK W                                 AZ              43,000.00      11.750       0.000
   800473712        POLSTON BILL                                         SC              32,350.00      12.300       0.000
   800473944        DAVIS LEO RUSSELL                                    AZ              24,950.00      11.300       0.000
   800479859        QUIROZ-BACA BETTY J                                  CA              50,000.00      11.500       0.000
   800483810        WILKERSON LANCE C                                    CO              31,200.00      12.300       0.000
   800487951        COTTER CHARLES                                       AZ             113,300.00       9.450       0.000
   800489734        CULBERT GALE P                                       WA             116,100.00      11.500       0.000
   800493082        OTT RICK H.                                          FL             250,000.00       9.750       0.000
   800494973        OTT RICHARD H.                                       FL              22,000.00      10.750       0.000
   -----------------------------------------------------------------------------------------------
   Loans Funded and not yet in Servicing                                 50           3,122,000.00
   Total Fixed Rate Loans Funded and Available: Sub-Pool II             845          46,536,779.18
   Total Fixed Rate Loans Funded and Available: Group 1               1,202          71,770,916.25


                                                                                                             Page 23 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
SUB-POOL III:  ARM LOANS AVAILABLE FOR SALE
-------------------------------------------
   106153910        SPREEMAN STEVE L                                     IL             118,361.25      10.625       7.250
   106154341        TRELLA DANIEL                                        IL              55,160.64      12.875       8.300
   106154430        ROBISON DIANE                                        IL             203,907.32       9.875       5.550
   106155115        SQUIRES TERRY W                                      IN              48,800.00      10.750       6.250
   106155254        THARP DAVID W                                        IN              66,000.00       8.875       4.750
   106155350        ALBAN JAIME M                                        IL             145,459.94       9.625       5.000
   106155842        COHEN ANDREW                                         IL              96,000.00      10.250       7.450
   106156075        THORN MARK S                                         MN              38,400.00      12.750       8.000
   106156078        BITTLE NORMAN R                                      MI              66,000.00      13.125       8.700
   106156079        WILLIAMS NORMAN E                                    MI              87,018.41       9.750       5.400
   106156244        ROSE BETTY J                                         MI              42,480.69       9.875       5.550
   106156439        LOWERY LYNN C                                        OH             121,400.37      10.375       5.750
   106156551        MATTINSON DANIEL R                                   MI             146,800.00      10.500       7.250
   106156927        WRIGHT JOANNE                                        OH              68,000.00      11.500       8.000
   106157027        RASHO BEHNAM                                         MI             122,368.67      12.500       8.050
   106157422        PARKER GERALD                                        IL             117,000.00      10.250       6.800
   106157490        LOUKAS PETER J                                       MI              75,000.00      10.000       6.800
   106157710        KELVER PATRICIA A                                    IL              64,978.06      11.250       6.500
   106157717        DAKOO WADEE                                          MI              52,781.68      11.125       7.500
   106157847        SPUDWILLS STEPHEN E                                  IL             121,500.00      10.375       6.250
   106157854        STEPNIEWSKI STEVEN J                                 MN             191,200.00      11.125       7.000
   106157981        SMITH JERRY                                          MI              53,960.92       7.625       4.250
   106158237        ROSENBAUM RICHARD                                    IL              62,979.31      11.375       6.500
   106158486        KYLES BETTY                                          IL              65,000.00       8.500       5.450
   106158623        SIEBERT KATHLEEN                                     MI              71,200.00      12.875       8.900
   106158636        MORROW JAMES                                         IN              56,100.00      11.625       7.000
   106158717        MAYNARD RALPH E                                      IN              89,200.00      10.875       6.750
   106158940        STULL LINCOLN ALLEN                                  MD             184,430.54      10.750       7.250
   106159002        WALLACE ALLEN E JR                                   LA             100,000.00      12.625       8.000
   106159045        RAGAN TERESA G                                       AL              65,100.00      12.625       8.000
   106159397        HICKS CHARLES E                                      MI              21,000.00      10.500       6.000
   106159398        MARGISON LINDA B                                     IN              55,200.00      12.500       8.000
   106159435        MURRY STANFORD                                       IL              76,500.00       8.750       5.000
   106159494        BAKER RODNEY                                         OH              85,400.00      12.250       6.500
   106159548        WARD JAMES                                           IN              92,000.00      12.500       8.000
   106159555        STURGILL BRETT C                                     IN              58,400.00      12.500       8.000
   106159574        MERCADO RUDY                                         IL             100,200.00      11.625       7.000
   106159598        ORELLANA JOSE                                        IL             131,500.00      10.750       6.250
   106159725        RITCHIE JAMES R JR                                   MI              87,500.00      10.875       6.750
   106159797        MCDONALD CLINT E                                     AR             120,000.00       8.375       5.000
   106159827        FETTY ROBBIE J                                       IN              43,200.00      10.125       6.250
   106159829        BRECKENRIDGE JOEL                                    IN              48,000.00       9.625       5.000
   106160027        GIVENS LEROY                                         IL              43,300.00      10.750       6.250
   106160033        LEWIS LINDA                                          OH              49,500.00      10.125       6.250
   106160047        BUTLER JOSEPH A JR                                   IL              51,985.12      12.000       7.250
   106160060        HESS JENNIFER                                        IN              24,600.00      10.375       5.750
   106160283        MCQUISTON THOMAS A                                   IL             110,200.00       9.750       5.750
   106160361        DOUGLAS JOSEPH P JR                                  MI              48,000.00      11.875       7.500
   106160426        STEVERDING AMY M                                     OH              82,300.00       9.625       6.250
   106160452        RODISH JOHN J                                        IL             106,250.00       9.875       6.050
   106160484        WAGNER STEVEN M                                      OH              49,300.00       9.375       5.500
   106160596        PRESTON JEFFERY A                                    MI              71,200.00      12.500       8.000
   106160600        HANCOOK PAUL                                         MI             101,600.00       8.750       5.700
   106160770        NAVARRO MICHAEL                                      IL             123,250.00      11.375       8.150
   106160838        SHEPARD KEVIN J                                      IN              97,700.00      10.875       6.750
   106160861        NEMEH JERRY                                          IL              95,200.00      10.000       6.800
   106160999        WILSON ALLIE MAE                                     IL              76,000.00      10.125       6.250


                                                                                                             Page 24 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800120396        ARCARO DOREEN                                        NY              93,226.32      11.250       6.875
   800259954        CLAYPOOLE JOSEPH H                                   NY              44,782.14      13.625       8.250
   800271884        SHEA RICHARD                                         CT             139,891.34      12.500       7.250
   800274649        WARD WALTER                                          PA              39,893.78      11.125       6.600
   800284945        KONESKY JAMES B                                      UT             119,071.32      11.000       7.625
   800290793        PREWITT BARBARA JEAN                                 FL             112,500.00       9.750       5.750
   800296063        MCCARTHY THOMAS H                                    NJ             123,127.37      11.375       8.050
   800296188        BULICKI CHRISTOPHE M                                 NJ              58,327.85      10.375       7.000
   800298010        YOO HYONG JOON                                       NJ             186,514.79       9.375       6.050
   800303992        STROUSE JASON L                                      PA              35,985.30      10.375       5.750
   800305237        FENG JENNIFER S                                      NJ             194,641.23       9.875       5.550
   800305922        DENSON YASHLYN W                                     GA              70,149.71      11.000       6.800
   800308892        GOMES PHILLIP G                                      MA              84,542.61      11.250       7.000
   800312035        FOLDVARY PAMELA J                                    CT             118,916.44      11.375       6.950
   800314395        TEEL BERNARD D                                       NC             160,054.44      11.125       6.800
   800315145        WALKER ADDIE                                         PA              19,600.00      10.625       5.750
   800321697        RICHBURG MICHELLE A                                  NY             161,424.66       9.750       5.550
   800321804        BANKES DAVID                                         PA              51,794.02      11.000       6.500
   800323412        KOUMANDARAKI JOHN                                    GA             192,213.67       9.500       6.050
   800326951        SMITH TREVOR G                                       NY             179,871.05      11.000       6.800
   800330409        GREENAWAY THOMAS                                     NY             143,934.58       9.875       5.750
   800330417        GAUDIAN HOWARD E                                     NJ              93,600.00      11.125       7.300
   800331225        WARREN JAMES D                                       AZ              95,894.73       9.000       4.800
   800331506        BOWMAN HOWARD W                                      PA              51,972.48      12.375       7.500
   800335291        LINCOLN HARRIET A                                    NM              34,488.97      11.500       7.150
   800336059        KNUDSEN ORVEST L                                     PA              86,852.60       8.875       5.250
   800342149        HANNAN JOSEPH J                                      AZ              62,004.31      10.875       6.550
   800342933        NORMAND CATHERINE                                    DE              46,760.57      10.250       5.750
   800344871        SCHAFFER GLORIA                                      FL              72,195.36      10.750       5.500
   800345118        BORNSTEIN MARC H                                     CT              89,883.87      11.000       6.400
   800349367        FUSARO GEORGE SR                                     PA             133,025.00       9.875       6.500
   800352791        ROMAN CASTULO JR                                     NY              41,600.00      11.625       6.950
   800354151        GOODMAN PAMELA G                                     FL              41,600.00      10.375       8.000
   800354821        CHANDLER RORI F                                      UT             112,399.72      11.875       7.050
   800355422        DONOVAN STEPHEN F                                    NY              78,381.03      12.750       8.550
   800356065        SYKES ADDIE ANN                                      TX              47,654.12       9.625       5.250
   800357741        DELGADO JULIO A                                      NY             124,775.30      10.500       7.150
   800358053        DOYLE DENNIS                                         NJ             130,870.58       9.500       5.100
   800358665        FAUBLE MICHAEL A                                     MI             120,645.16       9.875       5.250
   800359622        CHESNUT CRAIG                                        UT             114,750.00       9.625       6.050
   800359812        CARROLL THOMAS                                       PA              52,700.00      10.000       5.500
   800360109        DENNIS KNIBB JAYNE M                                 NY             168,800.00       9.500       5.250
   800365892        PUERTAS JOSE D                                       FL             113,299.24      10.000       5.000
   800365926        GUASTAMACCHI CATHERINE                               NY             121,408.11      10.750       6.050
   800366692        SHEEHY TOM                                           CT              67,500.00      11.500       7.150
   800367062        ESPINOSA LESLY                                       AZ              59,955.84      10.875       6.400
   800367211        ALOMAR CARMEN                                        NY             148,444.09      10.750       6.100
   800368441        ZAMARRIPA ERASMO                                     WA              72,164.39       8.625       4.250
   800373755        DUNCAN BETTY L                                       GA              86,807.28       9.500       5.750
   800375818        INGEGNO DONALD FRANK                                 NY             175,446.93      11.750       7.300
   800376154        BARR LESLIE G                                        NY              56,000.00      10.500       5.950
   800376303        WHEELER MARION G                                     OH              55,500.00      11.625       6.950
   800376345        PEPINO RALPH J                                       NJ             188,128.40       9.875       6.500
   800377400        GIFIS STEVEN H                                       FL             177,000.00       8.750       5.500
   800378820        SWANSON SCOTT C                                      WA             179,022.86      10.125       6.250
   800379331        DOWNEY JAMES J                                       NY             100,000.00      11.750       6.900
   800382764        ROMERO MANUEL                                        NJ             104,000.00      10.000       6.400
   800383986        LARBIE JOSEPH                                        NJ              90,000.00       9.500       6.550
   800384216        OTIS SHIRLEY                                         AZ              84,968.85      10.875       6.550


                                                                                                             Page 25 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800384414        REDMOND GARY L JR                                    GA             101,521.06      10.625       6.300
   800384786        DIFANTE DOMENIC                                      FL             104,886.59      10.250       6.250
   800387466        GARDNER MARSHALL M                                   UT              84,916.05       9.500       4.750
   800387474        MOTT KEVIN L                                         NY             108,000.00      11.125       6.450
   800387888        NELSON DAVID                                         NY              25,742.43      11.875       7.200
   800393316        HESTER VALERIE                                       NJ              90,100.00      11.875       7.000
   800394033        ZROSKE LAURINE E                                     NY             134,951.56      11.125       6.450
   800394488        CARR RICHARD L                                       VA             131,961.17      11.875       7.500
   800395592        FRIEL NADINE                                         FL              61,600.00       9.875       5.500
   800397192        WILLIAMS RENEE M                                     PA             127,758.02      11.375       6.875
   800401846        MAGARRELL JAMES N                                    UT             112,456.48      10.625       6.800
   800401903        GOLDEN PETER F                                       CT             160,000.00       9.875       6.450
   800402810        LEDESMA DAVID ALLEN                                  UT              83,200.00      13.000       9.150
   800402851        CONWAY THOMAS J                                      CO              72,977.92      11.750       6.900
   800403610        GREEN TATYANA B                                      WA             176,750.80      12.125       7.500
   800404931        BLANKENSOP CHARLENE R                                CO              41,987.64      11.875       7.800
   800406621        RICHARDS ELIZABETH                                   NY              56,400.00      13.000       8.900
   800406639        HEDGCOCK SHARON                                      UT             112,939.87       9.125       5.500
   800406993        BROOKS JAMES W                                       AZ              37,500.00      11.000       6.900
   800407082        WEBBER WILLIAM SCOTT                                 CA             107,206.22      10.375       5.750
   800407280        BAILEY LESLIE HOWARD                                 MD              91,966.29      10.875       6.300
   800407462        HOWELL BARRY E SR                                    VA              62,439.97       8.875       5.000
   800407983        SORBO ARMAND G                                       PA              85,770.00      10.375       6.250
   800408569        SIX DOROTHY E                                        FL              51,910.77       9.750       5.750
   800409518        URBACH RICHARD SCOTT                                 NJ             197,837.64      10.375       6.100
   800410359        SCHLICHER DAVID                                      GA             132,050.00       9.625       7.100
   800412330        COHRS MARK C                                         CO             113,050.00      10.750       6.750
   800415291        BIMBER DOUGLAS E                                     PA              68,000.00      10.625       5.500
   800415812        NIEVES JANET                                         FL              64,400.00      12.000       6.250
   800417602        MAJOR CLYDE                                          PA              27,000.00      11.250       6.500
   800417933        BLACKMAN CHRISTOPHE D                                FL              52,500.00      11.250       6.500
   800418576        SMITH MADELINE M                                     NY              73,446.20       9.875       6.050
   800418865        STRINGER MICHAEL D                                   NY             202,500.00      10.625       6.200
   800419970        ORTIZ VALERIE E                                      NM             123,250.00      10.375       6.750
   800420127        SHOPE NANCY                                          PA              82,400.00      10.625       5.750
   800420382        LIZARES MARIA LUCIA                                  NJ             109,800.00      10.750       6.875
   800420663        WILCZYNSKI JOHN                                      NJ              98,175.23      11.500       7.500
   800422131        FAUX ROBERT RAYMOND                                  PA              68,600.00       8.750       4.250
   800422735        MILLER STEPHEN B                                     PA             101,200.00      11.000       8.000
   800423865        REPELLA JANET S                                      PA             100,300.00       9.750       5.500
   800425845        STRITTMATTER SCOTT                                   PA              61,600.00      11.750       7.250
   800425860        HARAMI RICHARD                                       PA              41,600.00      12.750       8.000
   800425928        HUGGLER DAVID C                                      PA              85,000.00      10.625       6.750
   800427098        ATENCIO MICHAEL E                                    CO              82,500.00      10.625       6.500
   800427452        STEFEL JAMES J                                       NJ             156,000.00      11.750       8.700
   800428104        COUNTS JACQUELINE B                                  PA              49,600.00      12.750       8.000
   800428591        BOYD THOMAS LEVI                                     SC              70,250.00      12.000       7.250
   800428633        SANASARIAN HAROUT                                    FL              84,968.85      10.875       7.375
   800429466        REED MARGARET E                                      WA             110,465.65      11.625       7.000
   800430498        LEEVER MICHAEL A                                     FL              70,550.00      10.875       7.000
   800431454        WHITE RICHARD E                                      CO             160,000.00       8.250       4.250
   800431744        WARDEN JOHN F                                        FL              43,991.02      13.500       9.150
   800431983        BANKS DOUGLAS J                                      UT             125,600.00      12.125       7.750
   800432544        BENSLEY DALE A                                       NJ              96,000.00       9.750       5.500
   800433435        KAUFMANN VINCENT D                                   FL             103,452.98       9.875       7.125
   800433641        QUINTANA JORGE                                       NM              69,581.68      12.375       7.750
   800433856        AMIET-HODANI CAROL ANN                               PA             169,098.84      11.750       7.550
   800435331        TOLMAN TRAVIS                                        UT             160,000.00      11.250       7.250
   800436180        MILLER WILLIAM JR                                    FL              60,750.00       8.750       5.500


                                                                                                             Page 26 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800437758        FUTIA PATRICIA A                                     NY              80,726.25      11.875       6.950
   800438178        DAVISON JAMES R                                      WA             119,632.89       8.875       5.000
   800439572        YURASITS JEFFREY E                                   PA              32,800.00      12.750       8.000
   800439622        AMMERMANN WILLIAM T                                  PA              79,900.00      11.000       6.500
   800440349        ARROYO MIGUEL                                        FL              78,000.00      12.375       7.000
   800440687        PAULINSKY ROBERT                                     WA              76,457.00      10.625       6.750
   800441495        GOSLEE TROY                                          DE              93,500.00       9.500       5.500
   800443731        WHITE ALONZO                                         NJ              76,500.00      11.500       7.650
   800444853        CUNNINGHAM SHARON ANNE                               GA              79,900.00      11.375       7.300
   800444895        HASS JAMES C                                         UT              98,062.05      10.625       7.300
   800445306        PURCELL IRVING J                                     NY             105,000.00      10.750       6.550
   800445355        DUCKWORTH WILLIAM J                                  CO              75,963.59       9.625       5.600
   800445504        RICE MALLORY CARL                                    AZ             183,939.56      11.375       7.300
   800447476        STEWART CRAIG                                        AZ              71,968.99      10.125       6.250
   800448581        WILLIAMS IRVIN                                       AZ              44,980.61      10.125       5.550
   800449308        FORD ANDRE                                           PA              64,490.00       9.500       5.300
   800450199        MONTOYA BAYANI P                                     MA             151,725.00      12.625       8.400
   800450447        HAAS GAYLE L                                         UT             159,000.00      11.250       7.250
   800450470        WOODWARD MARK A                                      FL              39,400.00      13.375       8.500
   800451098        MCMAHON KEVIN                                        RI              93,600.00      11.875       7.500
   800451411        CHAVEZ JOSE                                          NJ              75,600.00      10.000       5.500
   800451643        CARAMUCHE GREGORY A                                  PA             150,000.00       8.375       5.000
   800452260        FREDERICK TERRY W                                    PA              92,500.00       9.125       5.000
   800452468        OCHOA BRIGIDA                                        NJ             135,000.00      10.875       6.800
   800453425        ARMSTRONG PATRICIA A                                 NM             157,500.00       9.500       6.250
   800453540        ESCALERA HECTOR                                      FL              52,000.00      12.750       8.000
   800453607        HICKS LEEANN                                         UT              71,315.00       8.625       5.000
   800455651        GARCIA LUIS                                          NY             136,800.00      10.125       6.250
   800456949        WHITLEY LONNIE                                       FL              79,050.00      11.875       7.000
   800459604        CARTER BRIAN LEE                                     NC             103,920.00      11.875       7.500
   800459711        MICHEL SABINE                                        NY              65,000.00      11.875       7.250
   800459786        BANOVICH DANIEL E                                    CO             110,800.00      11.000       7.750
   800460107        GASH JOHN R                                          NJ             127,500.00       9.875       6.050
   800460263        GRAHAM CRAIG D                                       UT             117,300.00       8.375       5.000
   800461139        RESH CLAYTON RICHARD                                 PA             145,000.00       8.250       4.250
   800461543        DAGOSTINO LOUISE                                     PA              96,050.00      11.125       6.750
   800461808        MALJEVAC JOEANNE                                     PA              70,125.00      10.750       6.250
   800462228        MURGUIA JESSE                                        AZ              60,750.00      10.375       6.550
   800462475        LOWELL RUSSELL                                       CT             110,400.00      10.625       7.150
   800463218        OESTERLING ALBERT G                                  CA             185,500.00       8.500       5.000
   800464646        BOND SCOTT M                                         UT             100,800.00      10.250       7.750
   800464869        ANDRADE MELVILLE                                     NY              46,400.00       9.625       5.500
   800464950        CONZE ROSELLE                                        FL              68,000.00       9.875       7.500
   800465908        LOWERY LOU GARY                                      NC              38,675.00      11.000       6.250
   800467458        ROYAL WAYNE                                          FL              59,400.00      10.375       6.250
   800467508        MACIEL RICARDO                                       WA              65,250.00       9.875       6.250
   800467805        MATTERN DAWN                                         PA              43,200.00      10.125       6.250
   800468431        TURKALL DOROTHY A                                    OH              78,500.00       9.625       5.500
   800468464        ROBERTS KEVIN                                        GA              85,000.00      11.375       7.000
   800468639        STONER ROGER A SR                                    PA              64,700.00       9.875       5.750
   800469124        PUGH STEVEN M                                        WA             102,000.00      10.125       6.250
   800469231        PERGOLA JANET                                        NY             212,000.00      12.500       8.550
   800469561        ST GERMAIN KENNETH                                   CT              60,000.00      10.625       6.650
   800469751        ZELYAKOVSKY YEFIM                                    NY             183,750.00      13.000       8.600
   800469801        PAUL BRIAN F                                         CO             127,500.00      12.375       8.050
   800469975        OLSEN HEIDI                                          UT             147,500.00       9.500       5.500
   800470338        HEFFRON ANDREW                                       MD              39,200.00      11.375       6.750
   800470817        RUDDY FRANCIS AIDEN                                  MA             106,250.00      10.625       6.750
   800471484        MCINTIRE SHERLENE L                                  NM             108,000.00       9.375       5.500



                                                                                                             Page 27 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800471864        PIERRE NEGRONI P                                     NY             162,000.00       9.250       6.250
   800472433        SCHULTZ STEPHEN MATTHEW                              UT             130,000.00      10.250       6.550
   800473159        BERGAMI CHARLES P                                    NY             173,440.00       7.250       4.250
   800473431        SINGH SOPHIA                                         NY             121,975.00      10.250       6.750
   800473449        CARR RAE MARIE                                       FL              46,800.00      11.250       6.750
   800473886        JORDAN CONNIE                                        AZ             100,000.00       9.625       6.050
   800477432        THOMAS ANTONIO L                                     PA              63,750.00      10.125       6.250
   800477994        LOVELACE LEROY JR                                    GA             115,200.00       9.250       5.500
   800478018        CHAMBERS ANGELA R                                    NY              46,110.00      11.500       7.250
   800478760        VAVER LINDA MAI                                      WA             164,000.00       9.875       6.250
   800478992        JACKSON MELANIE B                                    UT              87,056.00       9.625       6.250
   800479123        LENZEN REINER                                        FL              71,825.00      10.500       6.750
   800479727        JAIKARAN JALAKRAM                                    NY             119,700.00      10.250       7.300
   800480600        HATCH MAX O                                          UT             164,000.00       9.000       5.000
   800481533        DOONG JAMES                                          UT             154,000.00      10.125       7.300
   800483851        LAWTON CHRISTINE                                     FL              69,000.00      10.125       6.250
   800484396        CARROLL SCOTT M                                      NJ             174,250.00      11.500       7.300
   800485054        JEFFERS RODNEY L                                     CO             125,000.00      11.875       7.250
   800485732        PURCELL PATRICK A                                    TX              95,115.00      10.625       6.750
   800485955        LIEBERMAN RAY A JR                                   PA             112,625.00       9.625       5.500
   800487316        FLATT GERALD E                                       AZ              63,750.00      10.625       7.050
   800487381        BARRIOS MARIA DEL CARMEN                             AZ              59,000.00      10.625       7.050
   800487407        VAZZANO MARION M                                     CT              64,000.00      13.500       9.400
   800488504        MORRIS KENNETH                                       PA              47,610.00       8.500       5.500
   800489213        MOORE DELORES A                                      PA              36,050.00      10.750       6.000
   800489965        MYERS MARK W                                         FL             180,000.00      11.375       7.750
   800490278        DEVITA ANTHONY M                                     NJ             196,000.00       9.625       6.650
   800490419        MYERS BRENDA J                                       FL              47,200.00      11.500       8.000
   800490484        REGESTER GARY L                                      CO             193,600.00       8.125       4.500
   800490765        WILLIAMS LATRICE                                     FL              49,500.00       9.750       5.500
   800492563        BROWN JONES MAKITA T                                 NC              45,900.00      11.625       7.000
   800492944        HORN ROBERT F                                        FL              54,000.00      10.125       6.250
   800497109        MACHLE FRANK                                         FL              81,000.00      10.125       6.250
   800501090        ALLEN KIM T                                          PA             125,500.00      10.875       7.000
   800501512        MOORE MARVIN                                         GA              51,500.00      10.750       6.250
   800503856        HARTMAN GARY D                                       CO             117,040.00       9.375       6.250
   800504870        ROSANIA NICHOLAS G                                   NJ             130,962.52      12.000       9.250
   800508699        TYLER CHARLES                                        GA              72,000.00      10.125       6.250
   -----------------------------------------------------------------------------------------------
   Loans in Servicing not yet tagged for sale                           272          26,091,535.72
   Total ARM Loans Funded and Available: Sub-Pool III                   272          26,091,535.72



                                                                                                             Page 28 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
SUB-POOL IV:  ARM LOANS AVAILABLE FOR SALE
------------------------------------------
   106123753        VULPI BETTY                                          NY              86,118.30      13.875       8.250
   106150926        KNIGHT JOSEPH A                                      AZ             184,669.94       8.625       4.050
   106151426        RASBERRY LEO C                                       IL             248,040.82      11.000       6.800
   106151533        HIGGINS ORLIE M                                      IL             160,906.24      10.500       5.750
   106154201        MCKINLEY COLUMBUS                                    IL              50,368.51      11.625       7.150
   106155805        CHRISTENSEN GARY D                                   CA             349,654.32       9.500       5.000
   106156713        SMITH SHERRI ANN                                     IN              42,500.00      11.000       6.250
   106156820        HOFFMAN DENNIS P                                     IL             128,100.00      12.000       7.000
   106157362        LUCIUS RITA                                          IL             135,872.58       9.750       7.300
   106157547        GRIFFIN HANNAH                                       IL              62,000.00      13.250       8.250
   106157560        GARCIA FELIX                                         IL             139,700.00      12.375       7.600
   106157566        HAMILTON JOANNA MAE                                  MI              52,000.00      14.250       9.375
   106157819        QAZI YOUSAF                                          IL             165,756.48      10.125       6.000
   106157821        WILLIAMS CAROL A                                     IL             172,000.00       9.875       5.500
   106157918        NIFOROS MARY FRANCES                                 NM              94,400.00      14.125       9.250
   106157928        MORROW TONI M                                        IL             110,800.00      11.000       7.500
   106158040        LOUIS AMETIS B                                       IL             159,300.00      13.250       8.250
   106158046        MORGUCZ LAURI L                                      IL             140,800.00       9.750       5.500
   106158089        PARKER JENNIFER L                                    IL             140,000.00      13.625       9.000
   106158474        HAWKINS CEDRIC B                                     IL             180,000.00      11.000       6.250
   106158514        FELTON JAMES                                         IL              75,064.96       9.750       5.350
   106158564        GARDNER JANI                                         MA             297,500.00       9.250       5.350
   106158605        BERGERON JAMES H                                     MI              74,000.00      11.125       6.750
   106158612        SCHULZE HANNELORE                                    IL             104,896.29       9.500       6.000
   106158621        SCHULLO FREDERICK                                    MI              44,100.00       9.750       6.550
   106158804        POWERS JOSEPH W JR                                   IN             107,012.18      10.375       6.250
   106158982        GRIFFITH PAULINE                                     MI             240,000.00      10.500       7.800
   106159303        VALENZUELA DIANE M                                   MN              58,462.44      11.500       7.000
   106159309        ISLAM MOHAMMED                                       MI              55,800.00      10.125       5.900
   106159329        SEBOK DONALD S                                       IL              49,700.00       9.750       5.500
   106159389        DUPREST DENNY A                                      MI              94,500.00      10.875       6.750
   106159433        POLTORAK PIOTR                                       IL             208,000.00      12.250       7.500
   106159476        LOPEZ RANULFO                                        IL             159,910.51      12.125       7.500
   106159479        STOTSKY MICHAEL F                                    OH              89,558.81      13.000       8.500
   106159666        GRZELAK JESSE                                        IL             169,827.64       9.375       5.500
   106159697        CAIN PAMELA                                          IL             114,000.00      13.250       8.500
   106159814        SPIES FRANK C                                        IL             282,600.00      10.125       6.250
   106159964        GRAB JEFFREY A                                       MI             224,400.00       9.625       5.500
   106160002        JONES MARY E                                         IL              67,727.57       9.125       4.750
   106160093        HARRIS DONALD                                        MI              70,146.92      10.750       6.750
   106160097        KLOTZ KATHLEEN H                                     IL              54,956.09      10.500       6.000
   106160272        AUSTIN GEORGE                                        TN             195,899.15      12.500       8.500
   106160289        ROSCOE DOROTHY                                       OH              36,500.00       9.500       6.250
   106160581        PARAFINO GUERRA                                      IL              25,000.00       9.750       5.750
   106160661        CASTELLANOS REYNA                                    IL             130,000.00      10.375       6.750
   800053704        MATHEWS DEBRA S                                      NY              44,823.55      10.750       6.000
   800057812        KAPLAN MICHAEL I                                     NY             114,637.18      11.250       6.000
   800089740        MOHN MARGARET I                                      PA             131,254.17       9.000       4.500
   800097776        MUGAR STEPHEN                                        FL              68,647.22      11.000       6.250
   800097867        PETICCA MARIO                                        PA              39,816.25      10.000       5.250
   800104002        COSSABOON ROBERT N                                   PA             205,284.35      10.500       5.500
   800107641        FELIX DIMAS R                                        CT              99,318.07      11.750       7.250
   800108664        MCWHORTER EDDIE                                      GA             113,806.72      13.500       8.500
   800122855        RAY HARRY C JR                                       FL              46,513.36      11.750       6.250
   800123614        JOHNSON THOMAS R                                     SC             381,488.69      11.500       6.750
   800133472        QUILES JOSE                                          NJ             179,408.27      11.250       7.250
   800139602        LANDES MARK F                                        FL              68,807.99       9.875       5.000



                                                                                                             Page 29 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800140535        LINK JOHN                                            NY             175,573.16       9.750       5.500
   800145591        LEARY JOHN M                                         MA             240,433.73      12.125       6.500
   800160962        CORRADO SANDRA D                                     NY             122,213.45      10.875       6.250
   800161861        GRANTHAM DONNELL                                     NY             100,459.68      11.125       6.750
   800165664        MCGUIRE THOMAS J                                     NY             120,106.37      11.875       7.750
   800173510        KUSAKAVITCH JOSEPH                                   PA             116,862.79      10.750       5.750
   800179848        NASE JAMES S                                         PA              17,956.15      10.500       5.750
   800182925        BARCA JOSEPH                                         NY              77,837.99      10.375       6.750
   800208761        BISHOP FRANK                                         NY             341,418.97      10.250       6.750
   800211179        CUCUZZA FRANK                                        NY             591,289.09       9.375       5.750
   800216673        WILLIAMS ROBERT R                                    PA              65,521.10      10.500       5.750
   800227142        DELORENZO PAUL W                                     NJ              45,472.61      13.625       7.750
   800233710        VANALPHEN ROBERT                                     NY              79,829.38      10.250       6.750
   800239675        COUNTRYMAN ROBERT J                                  NY              55,154.72      12.250       7.250
   800242604        KLEIN ALEX                                           NY             334,588.76      11.750       7.800
   800244618        ANGERS MARC D                                        CT             152,371.56      10.250       5.750
   800251423        CROCKWELL ANDRE                                      CT             132,985.45      10.500       6.875
   800251696        FERREIRA EUNICE                                      NJ             138,776.12      11.375       6.750
   800252207        SCHOCH ROBERT C                                      OH              62,924.22      10.500       5.500
   800261059        WRIGHT THOMAS                                        NY             131,209.62       9.625       6.050
   800266314        SOLIS JOSE L                                         NJ              31,479.77      11.500       7.150
   800276909        WESHNER ERIC                                         NY              99,905.82      11.625       7.000
   800280497        JONES ANGELLA G                                      NY             248,778.08      11.875       8.500
   800284366        THORNE MELANIE A                                     PA              31,462.14      10.500       5.750
   800287856        SHAMY JERROLYN                                       AZ              69,901.22       9.750       5.300
   800291700        LITA FAIK                                            NJ             232,258.73       9.250       5.900
   800293060        OLSEN MICHELLE C                                     UT              93,493.33      10.750       6.500
   800293755        RIEDLINGER CHARLES G                                 PA             109,500.00      11.750       7.050
   800295701        MANNS KEVIN P                                        PA              66,383.47      12.625       7.500
   800303471        SHIELDS JOHN L JR                                    PA              63,662.69      11.250       6.950
   800312068        BLACHMAN CHAIM                                       NY             318,576.60      12.250       7.900
   800314296        CARDENAS JOSEPHINE                                   NY             160,949.95      11.625       7.250
   800317158        D'AMBRA FRANK                                        VA             401,102.98      10.875       6.375
   800318016        EWALT VALERIE A                                      AZ             174,695.73       8.750       5.400
   800323487        IANUZZI STEVEN J                                     PA              44,000.00      13.625       8.900
   800323727        GOODMAN CHRIS                                        AZ              72,000.00      10.250       6.750
   800335986        POPIELARZ ROBERT                                     NY             120,000.00      13.625       8.875
   800336299        NORTON JOHN RICHARD                                  AZ              80,800.00      11.875       7.300
   800341315        REINOLD BRIAN J                                      MD             167,747.44      10.875       7.500
   800343121        THOMPSON ISAIAH                                      NY              49,976.05       9.625       5.300
   800349037        GONZALEZ ADRIAN E                                    PA              67,180.77      12.000       7.250
   800349722        BROWN BRIDGETT D                                     GA              20,924.10      13.125       8.800
   800352676        HOWARD LISA MARIE                                    CO              94,802.57       7.875       5.250
   800352973        DOAN HIEN HUU                                        NC              87,055.74      10.375       5.800
   800356792        CUMBERLAND STEPHEN W                                 PA             144,000.00       9.875       6.250
   800357493        FIGARO MARIE                                         FL              50,980.27      10.625       6.500
   800361057        MEI HSIAO LAI                                        CA             422,791.94       9.500       6.050
   800362618        RUGER TERRY GEORGE                                   PA             128,225.76      11.500       7.500
   800363624        EL SIMBA TARIK                                       NJ              58,453.31      10.500       5.700
   800363715        ASHTON BYRON                                         NY             120,000.00       9.750       6.300
   800366718        MUNOZ TRACY                                          NY             297,415.00      11.750       7.300
   800371536        O KEEFE ROBERT N                                     NJ             171,000.00      11.125       6.800
   800372278        MUSTO JOSEPH                                         PA              43,920.00      12.250       7.500
   800372294        ELLIOTT LESLIE H                                     PA              60,164.61      11.875       7.300
   800377939        PLOTKIN MICHAEL                                      CT             108,000.00      12.750       8.300
   800378697        SELLERS DONALD J                                     FL              84,000.00       9.125       4.250
   800379075        MARTIN FRANK A                                       PA             650,000.00      10.000       5.550
   800380545        GAL YEHUDA LANGLEBEN                                 NY             202,475.00      12.750       7.500
   800381816        NOVEMBRE MARIE C                                     NY             105,000.00      10.625       6.300



                                                                                                             Page 30 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800382137        FISHER JOHN B                                        FL             121,600.00      12.625       8.125
   800386120        HOLT TRAVIS                                          TX              81,450.00      10.625       6.750
   800388431        PORTER DAVID L                                       FL              54,329.51      10.125       5.500
   800390908        SCHOUTEN ROBERT D                                    OR             327,692.70       9.750       5.400
   800391260        STEPHENS TERRY LEE                                   MD             140,731.52      12.750       8.250
   800391609        PETERSEN LAYNE H                                     UT             190,800.00      10.375       5.750
   800391849        FARRELL RACHEL L                                     CA             294,130.68       8.750       4.000
   800393837        HANG MARSHA S                                        RI             105,571.42      12.250       7.750
   800394066        FIORITA ANGELO                                       CT             247,396.21      10.250       6.050
   800394413        GARRISON DALE L                                      PA              35,615.00      12.000       7.250
   800395238        PEKTOR LOUIS P III                                   PA             432,000.00       9.625       5.250
   800396483        SOLOMONE-LAW NANETTE KATH                            PA              53,379.89      10.750       6.000
   800397143        SMALL MARK                                           NY             194,192.31       9.125       4.750
   800400939        FERNANDEZ ROSELIN                                    NY             208,250.00       9.875       6.000
   800402216        BAIRD SHIRLEY                                        NY             142,144.99      10.625       6.800
   800402596        PRETTIPAUL CHRISTENDU                                NY             161,446.96      11.375       7.800
   800404550        SCHAAF GEORGIA A                                     CA             214,962.84       8.250       5.250
   800406712        LEWIS VERNON T JR                                    CO             123,250.00      11.375       7.250
   800409211        JONES LENARD SR                                      CO             155,200.00      11.000       7.750
   800413833        MUNOZ EDWIN A                                        NY             214,136.99      11.875       7.450
   800416109        HURST ALEX                                           NY             247,396.21      10.250       7.300
   800416653        PATANE PAPALII                                       UT             212,216.26      10.125       6.500
   800417412        URIBE JOSE L                                         UT              59,946.70      10.000       6.000
   800417461        MYLER TERRANCE S                                     UT             136,693.71      10.625       6.750
   800419178        GILLISH KATHLEEN                                     NJ             117,291.55       9.875       5.000
   800421612        HORN JANIS M                                         MD             476,000.00      11.625       8.200
   800422107        LAMBERT KIM D                                        PA              67,070.00      10.625       6.750
   800422875        PORRAS ARMANDO                                       NY             277,944.09       8.875       5.850
   800422982        THOMAS ARNELLE                                       NJ             127,235.22      10.375       6.500
   800423923        PLANK JAMI R                                         PA              39,983.67      10.375       5.750
   800423931        PLANK JAMI RAE                                       PA              34,216.03      10.375       5.750
   800429334        POZARLIK ALLEN                                       CT              67,500.00      11.500       7.600
   800431421        SWILLEY BOBBY                                        FL              51,181.74      11.000       7.000
   800431967        NEWMAN JULIA R                                       CA             441,000.00       8.750       6.250
   800433252        GREGORY STEPHEN                                      NY             168,000.00      13.375       9.050
   800436602        KIRKPATRICK BRIAN KEVIN                              CO             122,400.00       9.250       6.000
   800437493        FURTADO JOSEPH M                                     RI             576,300.00       9.750       6.750
   800438368        JOHNSON SHANE                                        UT              71,500.00       9.875       6.000
   800439697        ROTHFELD KATHRYN                                     NY             391,884.69      11.875       8.900
   800439747        PETERSON DARLEEN                                     NY             150,075.00      10.250       7.300
   800440315        FERREIRA RAYMOND J                                   RI             106,000.00      10.000       5.750
   800444739        JOHNSON MAUDRINE                                     NY             225,000.00      11.125       7.300
   800444960        DAVIS DELROY                                         NY             225,000.00      10.750       6.550
   800445173        GIETZ TERRY M                                        AZ             170,353.53      10.250       6.750
   800445363        GOODWIN DAVID A                                      AZ             182,716.94       9.875       6.550
   800447500        ESPOSITO PETER                                       NJ             252,000.00      11.125       7.300
   800448193        ESTEVEZ CAROLINE                                     NJ             132,000.00      11.250       7.300
   800448243        DISNEY JOHN                                          MD             199,000.00      13.625       9.200
   800448284        OLIVEIRA GABRIEL                                     MA             139,600.00       9.625       5.750
   800448870        NAPLES ROBERT M JR                                   PA             111,900.00       9.750       5.500
   800449431        CASTELLANO MICHEL J                                  CT             850,000.00       9.375       5.800
   800449597        PHILLIPS WILLIAM                                     UT             108,000.00      10.125       6.500
   800450900        HENRY ROBIN LEE                                      MD             112,500.00       9.875       5.500
   800451270        GURGEL JOSHUA D                                      NY              39,866.72      13.625       8.200
   800453672        ROSSI DANNY                                          CT             975,000.00      10.125       6.900
   800457046        PARKER RONNIE L                                      TX             137,574.36       9.875       6.500
   800457442        HAIL CARMEN A JR                                     WA              54,250.00      12.125       8.000
   800457772        COLLAZO ROBERTO TORRES                               MA             151,300.00      10.625       6.750
   800458143        CAMPANARO LEONARD                                    CO             165,614.09      10.375       7.000



                                                                                                             Page 31 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800459588        JOHNSON CLARITHA M                                   SC              59,500.00      11.000       6.250
   800459620        GILBERT KEITH R                                      NY              74,879.23      10.500       6.250
   800460131        BREESE HAROLD ROBERT                                 FL              77,288.25      10.500       6.000
   800461006        LEBEL DOROTHY A                                      PA              60,000.00       9.500       5.000
   800461279        SIMMONS STEVEN L                                     GA             152,000.00       9.750       5.500
   800461873        OLUSAJO OLUGBEMIGA A                                 NJ              67,926.59      11.000       7.100
   800463275        BLANKS FREDERICK S                                   VA             116,625.00      10.750       6.500
   800463937        NICHOLS CHESLEY E                                    WA              77,000.00      10.500       6.750
   800468183        BLACKWELL JANIS                                      PA              48,800.00       9.625       6.250
   800469546        MYNDERSE BARENT P                                    CA             432,000.00       8.750       4.750
   800470700        CHOWDHURY NAZIM U                                    MA              78,960.00       8.250       4.250
   800472367        ROWSELL CAROLYN                                      UT              84,150.00      10.500       6.750
   800472540        HORNER RODNEY S                                      PA              90,000.00       9.875       6.250
   800478935        KERMIZIS MICHAEL J                                   UT             900,000.00       9.875       6.550
   800479529        ALVAREZ LUDWING                                      CO              51,320.12       9.125       5.750
   800479602        ALVAREZ LUDWING                                      CO              71,173.89       9.125       5.750
   800479750        ARENAS GABRIEL                                       CO             173,700.00       8.125       5.000
   800480444        JONES CHAD E                                         PA              76,000.00       9.625       6.000
   800480527        KEITT LAZARIUS                                       PA              36,750.00       9.750       6.000
   800483117        TRUJILLO DONNA                                       UT              97,243.03      10.250       7.000
   800484487        BOHNENBERGER JOHN F                                  NJ             192,329.41       9.750       5.250
   800487035        POULOS GEORGE                                        MA             148,500.00      10.375       6.500
   800487928        PACE RYAN                                            UT             140,141.02      10.625       6.750
   800490997        HANSON ANN S                                         CO             104,682.05       8.875       5.250
   800491102        KELLEY JAMES D                                       WA             240,000.00       9.375       5.500
   800491763        OSBUN BRUCE H                                        PA              83,000.00      11.375       7.250
   800493918        HOLMES KENNETH                                       PA              77,350.00      11.250       6.750
   800497356        MATTHEW JAMES M                                      CO             318,600.00       9.375       6.250
   800499774        MAGLIANE THOMAS                                      PA              40,050.00      10.125       6.250
   800502486        BRADSHAW HAZELYN                                     GA             126,000.00      10.125       6.250
   800502726        DOOGAN WILLIAM T                                     CO             416,522.79       9.500       5.000
   800508384        BILLINGSLEA YOLANDA M.                               NY             145,000.00       9.500       5.500
   -----------------------------------------------------------------------------------------------
   Loans in Servicing not yet tagged for sale                           207          32,511,686.47

   106155383        WILLIAMS CHERYL                                      IL              59,400.00      10.125       6.250
   106155844        REAGAN MAUREEN R.                                    MN              87,500.00      11.750       7.300
   106156087        HILLAWI BASIL YACOUB                                 MI             104,200.00      10.000       6.800
   106157718        GAYNOR ROGER                                         MI              57,600.00      12.375       9.400
   106157872        PENA ROBERTO                                         MN              60,800.00      10.125       6.250
   106158279        DILLARD LESLIE                                       MI              26,000.00      12.375       8.300
   106158356        HAMMERSMITH JAMES                                    IL             100,000.00      10.875       6.500
   106158519        RIVERA JOSE L.                                       IL             115,800.00      12.875       8.100
   106158534        POSEKIEWSKI KRIS J.                                  MI             134,400.00      10.500       7.300
   106158546        HATFIELD THOMAS E.                                   WI              59,200.00      12.125       7.500
   106158622        ALGARRAI HAMED                                       MI              43,200.00       9.500       6.150
   106158630        GILLENWATERS PIERRE K.                               MI              32,800.00       9.625       6.250
   106158860        SIMMONS ERIC L.                                      IN              15,400.00      10.125       5.250
   106160380        ALEXANDER CHARLES                                    IN              44,000.00      11.875       7.500
   106160499        BIGGS PATRICK                                        MI              29,700.00      10.375      10.000
   106160825        KRAMER DIANNE                                        MI             211,500.00       9.500       6.550
   800223414        PAXTON ELAINE                                        NJ             119,200.00       9.750       5.250
   800236051        SCANDIFFIO ANTHONY                                   NJ             283,500.00      10.000       6.450
   800266074        PURCELL MARK S                                       SC              88,200.00      10.250       6.750
   800286692        RALSTON CURTIS W                                     CT             276,750.00       9.625       5.000
   800300493        FREDERICK DEBORAH                                    NJ              50,800.00      13.125       8.650
   800357691        LEMIEUX BRUCE M                                      MA             148,800.00      11.750       7.150
   800370637        MANE JOEL                                            NJ             165,750.00      11.625       7.800
   800372765        HEFFRON ANDREW S                                     MD              38,250.00      11.250       6.800
   800374647        LEHANAN MAUREEN                                      NJ             251,000.00      13.375       8.550



                                                                                                             Page 32 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800377129        WATSON ALFRED M                                      NY              84,575.00      12.625       8.050
   800383549        DIAZ MARVIN                                          NJ              80,000.00      10.500       6.050
   800384000        PRICE JAMES DAVID                                    PA              29,700.00      10.125       5.750
   800395105        FRIESE CARL A                                        PA              65,700.00      10.125       5.750
   800399479        SPEROS JAMES R                                       NJ              87,975.00      11.875       7.550
   800405946        JANSEN JOHN C                                        NJ             185,000.00       9.625       5.950
   800410334        REEVES SHARON                                        PA              44,000.00      10.500       6.550
   800410458        LINDEMUTH SCOTT D                                    PA              44,000.00       9.875       6.050
   800424434        LEONE FRANCES                                        PA              39,985.00      11.625       7.000
   800428013        CARNEY DAVID E                                       AZ             144,000.00       8.500       5.500
   800431884        HENSLEY WILLIAM CLYDE                                MD              65,000.00      10.750       7.250
   800449498        WADE BRYAN K                                         NV             140,000.00       9.750       5.900
   800461303        HERRING RICHARD WARREN                               CO             167,875.00      11.500       7.800
   800462343        MOORHEAD MICHAEL                                     AZ             153,000.00      10.375       6.550
   800467656        GENTRY JOANNE L                                      WA              30,000.00      12.625       8.250
   800473613        BRUNO MARIE MONETTE                                  NY             197,200.00      11.625       7.800
   800473860        GARBAWI SHLOMO                                       CO             149,500.00       9.000       6.300
   800473878        WEST JOSEPH KELLY                                    CO             142,200.00       9.750       5.850
   800479693        REDMON JOELLA                                        NM             102,600.00      10.375       6.550
   800479719        SEBELE LETANG                                        AZ             101,600.00      10.875       7.500
   800481327        FINCH SCOTT A                                        WA             264,000.00       8.875       5.500
   800482168        COLLINS LAMONT D                                     PA             143,225.00      10.875       7.250
   800484115        DABICE FRANCIS M                                     NJ             127,800.00      10.625       7.650
   800484354        ALLEN DARLENE                                        CA             157,500.00       8.875       5.500
   800484792        ALLEN DARLENE                                        CA             140,000.00       9.625       6.000
   800485898        LLOYD L CAROL                                        UT             129,600.00      10.125       6.550
   800486029        DZIETCZYK DARIUSZ                                    NJ              94,800.00      10.000       6.250
   800486243        ROBERTS HUERETTA P                                   TX             100,700.00       9.000       6.250
   800487233        BRADER ROBERT                                        AZ             164,700.00       8.250       5.800
   800487514        SIMONS GARY D                                        AZ             153,000.00       9.875       6.550
   800490492        BARDINAS FELIX                                       NJ             152,100.00      10.000       6.950
   800490773        TAYLOR BONNIE                                        AZ              81,600.00       9.250       5.650
   800490807        VAUGIER RICHARD L                                    AZ             273,000.00       8.875       6.650
   800493199        MACCLELLAN ROGER C.                                  FL             131,400.00       9.500       5.500
   800495863        JABBOURY KHALED W                                    TX             186,900.00       8.125       5.000
   800496481        MANN ALISON                                          NJ             140,000.00      10.500       6.550
   800497489        CLARKE PAMELA                                        PA              30,600.00      11.625       7.000
   800505562        KURTZ DALE A                                         CO             154,776.00       9.500       5.500
   -----------------------------------------------------------------------------------------------
   Loans Funded and not yet in Servicing                                 63           7,283,361.00
   Total ARM Loans Funded and Available: Sub-Pool IV                    270          39,795,047.47
   Total ARM Loans Funded and Available: Group 2                        542          65,886,583.19



                                                                                                             Page 33 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
CLOSED NOT FUNDED
-----------------
   800406191        MCKAY ERNEST                                         NY             135,000.00       9.875       6.250
   800425522        TOOLE TERRENCE A                                     CO             102,000.00       8.875       5.500
   800434839        MOORE MICHAEL EDWARD                                 FL             108,800.00       9.250       5.250
   800451288        PETERS LAURA                                         UT             237,600.00      10.500       7.400
   800469322        COMBS RALPH                                          WA             101,343.00      10.125       6.250
   800477085        GARDNER III RICHARD G                                NV             152,100.00       9.875       6.250
   800479354        PFAU FREDERICK W                                     ID             228,650.00       9.375       6.250
   800488157        VANCO ERIC                                           VA              44,000.00      12.125       8.000
   800488520        CURRY CHRISTOPHER J                                  PA              56,625.00       9.500       5.500
   800499576        LASHLEY GILLIAN                                      FL              46,750.00      11.625       7.000
   800501033        WEISER DAVID C                                       AZ             140,250.00      10.375       6.750
   800502452        HUMEL DONALD                                         NY              76,548.00      11.875       7.250
   800508970        HUGHES GLEN E                                        WA             243,000.00       9.250       5.500
   800512915        GALLEGOS JAMES A                                     CO             168,000.00      11.875       7.750
   800514770        OTT DONNA K                                          PA             105,300.00       8.750       5.500
   800518185        BRADLEY FRANCES X                                    PA              44,000.00      11.500       7.250
   -----------------------------------------------------------------------------------------------
   ARM Loans Closed and not Funded                                       16           1,989,966.00

SET TO CLOSE
------------
   800375271        TORRES STEVEN J                                      MD             157,500.00      10.125       6.250
   800377889        PANISSIDI KENNETH                                    CT             125,000.00      12.875       8.900
   800404253        POLLACK EDNA M                                       NY             230,400.00      10.875       7.300
   800417289        JOHNSON MELISSA WHITE                                NY             173,700.00      10.875       7.300
   800421257        ROMERO LOUIS DEAN                                    CO             187,000.00      10.125       6.750
   800423493        BERIGUETE CARLOS A                                   NY             143,100.00      10.250       7.300
   800424665        JENDRAL KATHERINE                                    PA              83,000.00       9.625       5.500
   800428963        STALEY ROBERT                                        NJ             157,500.00      11.250       6.500
   800429060        CURTIS PETER                                         NJ             150,325.00      10.750       7.000
   800435430        CHISOLM JOE W                                        PA              65,700.00       9.750       5.500
   800437022        WOODHEAD ROGER                                       NJ              92,000.00       9.125       5.500
   800438210        ZEOLI CARMINE                                        NJ             129,000.00      11.500       7.400
   800440265        KALABON DANIEL                                       OH             103,615.00      11.500       8.050
   800443483        WOODWORTH CHARLES                                    NJ             495,750.00      13.500       8.650
   800444549        PEZUTI MICHELLE                                      NJ             188,000.00       9.625       5.875
   800450439        HENDERSON ANDREA                                     NJ              31,000.00      12.875       8.150
   800454100        LUTKEFEDDER NORMAN W                                 MD             500,000.00      10.625       6.750
   800462103        GUTIERREZ ARVEY                                      NY             255,600.00      10.125       6.250
   800462715        STOVALL HOWARD                                       CT              81,000.00      11.250       7.650
   800464356        WALDRON CAROL J                                      NJ             144,000.00      10.750       6.550
   800466690        SKRENTNY MICHAEL T                                   AZ              58,650.00       8.500       4.500
   800467466        BRUNELLE ROBERT J                                    NY              43,650.00      11.125       7.300
   800473050        MYERS ANNE ROSENBAUM                                 NY             168,000.00      12.000       9.050
   800473654        LAURISTON RAPHAEL                                    NY             100,000.00      10.750       7.500
   800475956        SHARP CLEVE J                                        TX              45,000.00       9.250       5.500
   800476061        DEVIERAS VILMA                                       MD             260,950.00       9.875       5.750
   800476897        ROBERTS MARK A                                       MI              75,600.00      11.125       7.000
   800482408        DUFFY THOMAS MARTIN                                  CO             403,750.00      10.125       6.750
   800484016        CARSLAKE MURRAY                                      FL             400,000.00       9.000       5.500
   800488132        FOX TRENT A                                          CT             176,760.00       8.500       5.500
   800490617        BAUX STEVEN G                                        NJ             110,000.00       9.750       6.125
   800492274        CONNORS TIMOTHY J                                    NY             480,000.00       9.500       5.500
   800492944        HORN JR ROBERT F                                     FL              54,000.00      10.125       6.250
   800493215        COULOMBE JOHN                                        NY             123,250.00      11.875       8.400
   800493363        D'INNOCENZO DONNA ANN                                CO              90,000.00       9.000       5.250
   800493728        HIRSCHKORN SARIT                                     NJ             160,000.00      10.625       6.950
   800494338        NOEL WISNER A                                        CT              67,500.00      11.250       7.650
   800494601        SANTOS MIGUEL                                        FL             124,000.00      10.625       6.750



                                                                                                             Page 34 of 34

                                              A L L I A N C E   F U N D I N G
                                              A division of Superior Bank FSB

                               Loans Funded and Available for Sale to 1997-4 as of 12/19/97

     Orig                                                                                Current         Note
    Account         Name                                               State            Principal        Rate       Margin
--------------------------------------------------------------------------------------------------------------------------
   800496440        CIPOLLA CHARLES J.                                   NC             149,600.00       8.500       4.250
   800496663        SPINDLE KEVIN                                        UT             198,750.00       9.625       5.750
   800496861        CAPITANO PETER JAY                                   PA             112,500.00       9.500       5.500
   800496879        TAMAR KYRON C                                        TX             284,000.00       9.875       5.750
   800497281        TARBOX EDWARD                                        PA              77,350.00      12.125       7.500
   800498917        MATTHEWS JR THOMAS E                                 MD             233,550.00       9.250       5.250
   800499774        MAGLIANE THOMAS                                      PA              40,050.00      10.125       6.250
   800501090        ALLEN KIM T                                          PA             125,500.00      10.875       7.000
   800501595        DIVITO FRANK                                         NY             136,000.00      12.125       8.000
   800501892        KNOX EILEEN                                          PA              44,100.00       9.000       6.250
   800502494        CALERO PABLO S                                       NY             215,000.00       9.250       5.300
   800504235        LOPEZ GERMAN                                         CT             109,650.00      12.000       8.150
   800504672        MANWARREN CLARK                                      NM             148,800.00      11.125       7.250
   800505117        FRANK JOSEPH P                                       PA              73,100.00      10.000       6.350
   800505703        DEHAVEN THYRA R                                      WA             160,000.00      13.625       9.500
   800505901        CHIU JON                                             PA             105,600.00      10.625       6.500
   800507881        BOUILLERCE FREDERIC                                  CT             280,500.00      11.500       7.300
   800511438        CARNEY DENISE                                        NY             318,000.00      12.000       7.900
   800511701        GRUNDER DARYL R                                      CO              83,250.00       9.375       6.250
   800513327        PATERSON WILLIAM M                                   NJ             105,000.00      10.000       6.800
   800513467        NUNEZ MARTINA                                        NJ             104,000.00      11.875       7.850
   800516106        BARTLETT GARY F                                      FL              80,750.00      10.375       6.750
   800517120        SANABIA FELIPE                                       NY             141,600.00      10.375       6.550
   800518151        MORRIS SAMUEL                                        NJ              93,500.00      11.500       7.150
   -----------------------------------------------------------------------------------------------
   ARM Loans Set to Close                                                62           9,854,450.00
   Total ARM Loans Not Yet Funded but Closed or Set to Close             78          11,844,416.00


                                    EXHIBIT S

                    MORTGAGE LOANS 30 OR MORE DAYS DELINQUENT

                                    EXHIBIT T

                       SUBSEQUENT TRANSFER INSTRUMENT FOR
              [SUB-POOL I][SUB-POOL II] [SUB-POOL III][SUB-POOL IV]

     Pursuant to this Subsequent Transfer Instrument (the "Instrument"), dated ___________, 199__, between Superior Bank FSB, as seller (the "Depositor"), and LaSalle National Bank, as Trustee of the AFC Mortgage Loan Asset Backed Certificates, Series 1997-4, as purchaser (the "Trustee"), and pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1997, by and among Superior Bank FSB, as Depositor, Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee (the "Pooling and Servicing Agreement"), the Depositor and the Trustee agree to the sale by the Depositor and the purchase by the Trustee, on behalf of the Trust Fund, of the Mortgage Loans listed on the attached Schedule of Mortgage Loans (the "Subsequent Mortgage Loans").

     Capitalized terms used and not defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.

     Section 1. Conveyance of Subsequent Mortgage Loans.

     (a) The Depositor does hereby sell, transfer, assign, set over and convey to the Trustee, on behalf of the Trust Fund, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, excepting the Depositor's Yield, and including all amounts due on the Subsequent Mortgage Loans after the related Subsequent Cut-Off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.04 of the Pooling and Servicing Agreement; provided, however that the Depositor reserves and retains all right, title and interest in and to amounts (including Prepayments, Curtailments and Excess Payments) due on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The Depositor, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee or, if a Custodian has been appointed pursuant to
Section 12.12 of the Pooling and Servicing Agreement, to the Custodian each item set forth in Section 2.04 of the Pooling and Servicing Agreement. The transfer to the Trustee by the Depositor of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Depositor, the Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Depositor to the Trust Fund.

     (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Instrument and the Pooling and Servicing Agreement shall be borne by the Depositor.

     (c) Additional terms of the sale are set forth on Attachment A hereto.

     Section 2. Representations and Warranties; Conditions Precedent.

     (a) The Depositor hereby affirms the representations and warranties set forth in Section 3.02 of the Pooling and Servicing Agreement that relate to the Subsequent Mortgage Loans as of the date hereof. The Depositor hereby confirms that each of the conditions set forth in Section 2.10(b), and as applicable,
Section 2.10(c) or Section 2.10(d), of the Pooling and Servicing Agreement are satisfied as of the date hereof.

     (b) All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

     Section 3. Recordation of Instrument.

     To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificateholders' expense on direction of the Certificate Insurer or the related Majority Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

     Section 4. Governing Law.

     This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

     Section 5. Counterparts.

     This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

     Section 6. Successors and Assigns.

     This Instrument shall inure to the benefit of and be binding upon the Depositor and the Trustee and their respective successors and assigns.


                                          SUPERIOR BANK FSB


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:



                                          AFC MORTGAGE LOAN ASSET BACKED
                                          CERTIFICATES, SERIES 1997-4


                                          By: LASALLE NATIONAL BANK,
                                                as Trustee


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


Attachments
-----------

     A.     Additional terms of the sale.
     B.     Schedule of Subsequent Mortgage Loans.
     C.     Opinions of Depositor's counsel (bankruptcy, corporate).
     D.     Depositor's Officer's certificate.
     E.     Trustee's Certificate.
     F.     Opinion of Trustee's Counsel.

     AFC MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-4 ATTACHMENT A TO SUBSEQUENT TRANSFER INSTRUMENT FOR [SUB-POOL I] [SUB-POOL II]


                                  Series 1997-4
                                 ________, 199__

A.
     1.  Subsequent Cut-off Date:
     2.  Pricing Date:
     3.  Subsequent Transfer Date:
     4.  Aggregate Principal Balance of the Subsequent Mortgage
           Loans as of the Subsequent Cut-off Date:
     5.  Purchase Price:                                            100.00%

B.
    As to all the Subsequent Mortgage Loans the subject of this Instrument:

     1.  Longest stated term to maturity:                           _____ months
     2.  Lowest Mortgage Rate:                                      _____ %
     3.  Greatest Combined Loan-to-Value Ratio:                     _____ %
           [As to the final transfer of Subsequent Mortgage Loans:]
     4.  WAC of all Mortgage Loans:                                 _____ %
     5.  WAM of all Mortgage Loans:                                 _____ %
     6.  Weighted average CLTV:                                     _____ %
     7.  Balloon Mortgage Loans:                                    _____ %
     8.  Largest Principal Balance:                                $________
     9.  Non-owner occupied Mortgaged Properties:                   _____ %
    10.  Maximum zip code concentration:                            _____ %
    11.  Condominiums:                                              _____ %
    12.  Single-family:                                             _____ %
    13.  Multifamily and Mixed Use                                  _____ %
    14.  Manufactured Homes                                         _____ %
    15.  Periodic Payment Loans                                     _____ %
    16.  Weighted average term since origination:                   _____ months
    17.  January 1998 first payment date:                           _____ %

     AFC MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-4 ATTACHMENT A TO SUBSEQUENT TRANSFER INSTRUMENT FOR [SUB-POOL III] [SUB-POOL IV]

                                  Series 1997-4
                                 ________, 199__

A.
     1.  Subsequent Cut-off Date:
     2.  Pricing Date:
     3.  Subsequent Transfer Date:
     4.  Aggregate Principal Balance of the Subsequent
           Mortgage Loans as of the Subsequent Cut-off Date:
     5.  Purchase Price:                                            100.00%

B.
    As to all the Subsequent Mortgage Loans the subject of this Instrument:

     1.  Longest stated term to maturity:                           _____ months
     2.  Lowest Gross Margin:                                       _____ %
     3.  Lowest Minimum Mortgage Rate:                              _____ %
     4.  Greatest Maximum Mortgage Rate:                            _____ %
     5.  WAC of all Mortgage Loans:                                 _____ %
     6.  Weighted Average Gross Margin:                             _____ %
     7.  WAM of all Mortgage Loans:                                 _____ %
     8.  Balloon Mortgage Loans:                                    _____ %
     9.  Largest Principal Balance:                                $________
    10.  Non-owner occupied Mortgaged Properties:                   _____ %
    11.  Maximum zip code concentration:                            _____ %
    12.  Condominiums:                                              _____ %
    13.  Single-family:                                             _____ %
    14.  Manufactured Homes:                                        _____ %
    15.  Weighted average term since origination:                   _____ months
    16.  January 1998 first payment date:                           _____ %
    17.  Greatest Loan-to-Value Ratio:                              _____ %
    18.  Weighted Average LTV:                                      _____ %

                                    EXHIBIT U

                             FORM OF ADDITION NOTICE

                                                       ________________________
                                                               [Date]

[Trustee]

_______________________

_______________________


          Re: Pooling and Servicing Agreement, dated as of December 1, 1997 (the "Pooling and Servicing Agreement"), between [Depositor] [Trustee] and [Servicer], relating to AFC Mortgage Loan Asset Backed Certificates, Series 1997-4
               -----------------------------------------------------------------

Ladies and Gentlemen:

     Pursuant to Section 2.10 of the Pooling and Servicing Agreement, [Depositor] has designated Subsequent Mortgage Loans to be sold to the Trust Fund on _________, 199__, with an aggregate principal balance of $______________. Capitalized terms not otherwise defined herein have the meaning set forth in the Pooling and Servicing Agreement.

     Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.


                                          Very truly yours,


                                          [DEPOSITOR]


                                          By:
                                              ----------------------------------
                                              Name:   ______________________
                                              Title:  ______________________


ACKNOWLEDGED AND AGREED:


[Trustee]


By:
    ----------------------------------
    Name:  _______________________
    Title: _______________________
    Date:  _______________________

                                    EXHIBIT V

                              OFFICER'S CERTIFICATE

     I, _________________ hereby certify that I am the duly elected ______________ of Superior Bank FSB, a federally chartered stock savings bank (the "Depositor"), and further, to the best of my knowledge and after due inquiry, as follows:

          Each condition precedent specified in Section 2.10(b) and [Section 2.10(c) for Group 1 Mortgage Loans] [Section 2.10(d) for Group 2 Mortgage Loans] of the Pooling and Servicing Agreement, dated as of December 1, 1997, among the Depositor, Superior Bank FSB and LaSalle National Bank, as Trustee (the "Pooling and Servicing Agreement") and each condition precedent specified in the Subsequent Transfer Instrument has been satisfied by the Depositor.

     Capitalized terms not otherwise defined herein have the meanings set forth in the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, I have hereunto signed my name.


Dated: _________ __, 199__                By:
                                              ----------------------------------
                                              Name:
                                              Title: